As filed with the Securities and Exchange Commission
                                on July 28, 2000
                       Registration No. 33-4038; 811-4614
                       ----------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |_|

                       Post-Effective Amendment No. 47                    |X|
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |_|

                              Amendment No. 48                            |X|

                        (Check appropriate box or boxes)

                            ------------------------
                               NATIONS FUND, INC.
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)

                           --------------------------
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                              Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)
                                 With copies to:
      Robert M. Kurucza, Esq.                         Carl Frischling, Esq.
      Marco E. Adelfio, Esq.                          Kramer, Levin, Naftalis
      Morrison & Foerster LLP                         & Frankel
      2000 Pennsylvania Ave., N.W., Suite 5500        919 Third Avenue
      Washington, D.C.  20006                         New York, New York  10022


It is proposed that this filing will become effective (check appropriate box):

|X| Immediately upon filing pursuant to Rule 485(b); or    |_|  on (date) pursuant to Rule
                                                                485(b), or
|_| 60 days after filing pursuant to Rule 485(a), or       |_|  on  (date) pursuant to Rule
                                                                485(a)
|_| 75 days after filing pursuant to paragraph (a)(2)      |_|  on (date) pursuant to paragraph (a)(2) of
                                                                Rule 485
If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

         The Registrant is filing this Post-Effective Amendment No. 47 to the Registration Statement of Nations Fund, Inc. (the "Company") for the purpose of filing updated financial information and other non-material changes.

                               NATIONS FUND, INC.
                              CROSS REFERENCE SHEET



Part A
Item No.                                                               Prospectus
--------                                                               ----------

  1.   Front and Back Cover Pages ................................     Front and Back Cover Pages

  2.   Risk/Return Summary: Investments, Risks
       and Performance............................................     About this Prospectus

  3.   Risk/Return Summary: Fee Tables............................     About the Funds; Financial Highlights

  4.   Investment Objectives, Principal
       Investment Strategies, and Related Risks...................     About the Funds; Other Important
                                                                       Information

  5.  Management's Discussion of Fund
      Performance.................................................     About the Funds

  6.  Management, Organization, and
      Capital Structure...........................................     What's Inside; About the Funds;
                                                                       How the Funds Are Managed;
                                                                       About your Investment

  7.  Shareholder Information.....................................     About the Funds; About your
                                                                       Investment

  8.  Distribution Arrangements...................................     Information for Investors

  9.  Financial Highlights Information............................     Financial Highlights; About the Funds



Part B
Item No.
--------

10.   Cover Page and Table of Contents............................     Cover Page and Table of Contents

11.   Fund History................................................     Introduction

12.   Description of the Fund and Its
      Investments and Risks.......................................     About the Funds

13.   Management of the Funds.....................................     Trustees And Officers; Investment

                                                                       Advisory, Administration, Custody Transfer
                                                                       Agency, Shareholder Servicing and
                                                                       Distribution Agreements
14.   Control Persons and Principal
      Holders of Securities.......................................     Not Applicable

15.   Investment Advisory and Other Services......................     Investment Advisory,
                                                                       Administration, Custody, Transfer Agency,
                                                                       Shareholder Servicing And Distribution
                                                                       Agreements

16.   Brokerage Allocation and Other Practices....................     Portfolio Transactions and
                                                                       Brokerage--General Brokerage Policy

17.   Capital Stock and Other
      Securities..................................................     Description Of Shares;
                                                                       Investment Advisory, Administration,
                                                                       Custody, Transfer Custody, Transfer
                                                                       Agency, Shareholder Servicing And
                                                                       Distribution Agreements

18.   Purchase, Redemption and Pricing
      of Shares...................................................     Net Asset Value -- Purchases
                                                                       And Redemptions; Distributor

19.   Taxation of the Fund........................................     Additional Information Concerning
                                                                       Taxes

20.   Underwriters................................................     Investment Advisory,
                                                                       Administration Custody, Transfer Agency
                                                                       Shareholder Servicing And Distribution
                                                                       Agreements; Distributor

21.   Calculation of Performance Data.............................     Additional Information on
                                                                       Performance

22.   Financial Statements........................................     Independent Accountant and
                                                                       Reports

Part C
Item No.                                                         Other Information
--------                                                         -----------------

                                                                 Information required to be included in Part C
                                                                 is set forth under the appropriate Item, so
                                                                 numbered, in Part C of this Document


[GRAPHIC]

Nations Small Company Fund
Prospectus -- Investor A, B and C Shares
August 1, 2000

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------
Not FDIC Insured
-----------------
May Lose Value
-----------------
No Bank Guarantee
-----------------

[Nations Funds Logo]

An overview of the Fund
--------------------------------------------------------------------------------

[GRAPHIC]
          Terms used in this prospectus

          In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

[GRAPHIC]
            You'll find Terms used in
            this prospectus on page 37.

          Your investment in the Fund is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

          Affiliates of Bank of America are paid for the services they provide to the Fund.

 This booklet, which is called a prospectus, tells you about one Nations Funds Domestic Stock Fund -- Nations Small Company Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 About the Fund
 Nations Small Company Fund invests primarily in equity securities of U.S. companies.

 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always a risk that you'll lose money or you may not earn as much as you expect.

 Is this Fund right for you?
 Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 Nations Small Company Fund focuses on long-term growth. It may be suitable for you if:

   o you have longer-term investment goals

   o it's part of a balanced portfolio

   o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

 It may not be suitable for you if:

   o you're not prepared to accept or are unable to bear the risks associated with equity securities

   o you have short-term investment goals

   o you're looking for a regular stream of income

 You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 4.

 For more information
 If you have any questions about the Fund, please call us at 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]
          Banc of America Advisors, Inc.

          Banc of America Advisors, Inc. (BAAI) is the investment adviser to the Fund. BAAI is responsible for the overall management and supervision of the investment management of the Fund. BAAI and Nations Funds have engaged a sub-adviser, which is responsible for the day-to-day investment decisions for the Fund.

[GRAPHIC]
            You'll find more about
            BAAI and the sub-adviser
            starting on page 10.

[GRAPHIC]
     About the Fund

Nations Small Company Fund                                         4
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------
Other important information                                        9
--------------------------------------------------------------------
How the Fund is managed                                           10

[GRAPHIC]
     About your investment

Information for investors
  Choosing a share class                                          12
  Buying, selling and exchanging shares                           21
  How selling and servicing agents are paid                       29
  Distributions and taxes                                         31
--------------------------------------------------------------------
Financial highlights                                              33
--------------------------------------------------------------------
Terms used in this prospectus                                     37
--------------------------------------------------------------------
Where to find more information                            back cover

[GRAPHIC]
          About the sub-adviser

          Banc of America Capital Management, Inc. (BACAP) is this Fund's sub-adviser. BACAP's SmallCap Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
            You'll find more about
            BACAP on page 11.

[GRAPHIC]
          Why invest in a small
          company fund?

          A small company fund invests in smaller companies with promising products or that are operating in a dynamic field. These companies can have stronger potential for rapid earnings growth than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback than larger, more established companies.

          The team looks for companies whose earnings are growing quickly, and whose share prices are reasonably valued.

Nations Small Company Fund

[GRAPHIC]
       Investment objective
       The Fund seeks long-term capital growth by investing primarily in equity securities.

[GRAPHIC]
       Principal investment strategies
       The Fund normally invests at least 65% of its assets in companies with a market capitalization of $2 billion or less. The Fund usually holds 75 to 130 securities, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

   o company meetings/conferences

   o independent industry analysis

   o quantitative analysis

   o Wall Street (brokerage) research

 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

   o gaining an in-depth understanding of the company's business

   o evaluating the company's growth potential, risks and competitive strengths

   o discussing its growth strategy with company management

   o validating the growth strategy with external research

 The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

   o may limit the number of buy and sell transactions it makes

   o will try to sell shares that have the lowest tax burden on shareholders

   o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC]
            You'll find more about
            other risks of investing in
            the Fund starting on
            page 9 and in the SAI.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
       Risks and other things to consider
       Nations Small Company Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

        o Small company risk - Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

        o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

        o Technology and technology risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]
          Many things affect the Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

[GRAPHIC]
       A look at the Fund's performance
       The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

       Year by year total return (%) as of December 31 each year*
       The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

 1996   1997    1998    1999
-----   -----   ----    -----
19.92%  19.47%  1.22%   54.51%

                *Year-to-date return as of June 30, 2000: 14.04%

       Best and worst quarterly returns during this period

       Best: 4th quarter 1999:        43.14%
       Worst: 3rd quarter 1998:      -25.80%

[GRAPHIC]
          The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

       Average annual total return as of December 31, 1999
       The table shows the Fund's average annual total return for each period, compared with the Russell 2000, an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

                                          Since
                            1 year      inception*

  Investor A Shares          45.63%        19.91%
  Investor B Shares          48.73%        20.66%
  Investor C Shares          52.72%        16.99%
  Russell 2000               21.26%        14.35%

       *The inception dates of Investor A Shares, Investor B Shares, and
        Investor C Shares are December 12, 1995, December 12, 1995, and September 22, 1997, respectively. The return for the index shown is from Inception of Investor A Shares.

[GRAPHIC]
          There are two kinds of fees --
          shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

          Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
       What it costs to invest in the Fund

       This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                               Investor A  Investor B  Investor C
(Fees paid directly from your investment)        Shares      Shares      Shares
       Maximum sales charge (load)
       imposed on purchases, as a %
       of offering price                        5.75%       none        none
       Maximum deferred sales charge
       (load), as a % of net asset value       none(1)    5.00%(2)     1.00%(3)
       Annual Fund operating expenses(4)
       (Expenses that are deducted from the
       Fund's assets)
       Management fees                          0.90%      0.90%       0.90%
       Distribution (12b-1) and shareholder
       servicing fees                           0.25%      1.00%       1.00%
       Other expenses                           0.32%      0.32%       0.32%
                                              ------      --------    --------
       Total annual Fund operating expenses     1.47%      2.22%       2.22%
       Fee waivers and/or reimbursements       (0.07)%    (0.07)%     (0.07)%
                                              ------      --------    --------
       Total net expenses(5)                    1.40%      2.15%       2.15%
                                              ======      ========    ========

       (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 13 for details.

       (2) This charge decreases over time. Please see page 14 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 14 for details.

       (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 16 for details.

       (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

       (5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
          This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

       Example
       This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

       This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

       Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                            1 year     3 years     5 years     10 years
  Investor A Shares          $709       $1,007      $1,327      $2,229
  Investor B Shares          $718       $  988      $1,383      $2,360
  Investor C Shares          $318       $  688      $1,183      $2,549

       If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                            1 year     3 years     5 years     10 years
  Investor B Shares          $218       $688        $1,183      $2,360
  Investor C Shares          $218       $688        $1,183      $2,549

[GRAPHIC]
           Other important information

 You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 4. The following are some other risks and information you should consider before you invest:

    o Changing investment objective and policies - The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

    o Holding other kinds of investments - The Fund may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The team can also choose not to invest in specific securities described in this prospectus and in the SAI.

    o Investing defensively - The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

    o Securities lending program - The Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income for the Fund. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

    o Portfolio turnover - A fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Fund generally buys securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. You'll find the portfolio turnover rate for the Fund in Financial highlights.

[GRAPHIC]
           How the Fund is managed

[GRAPHIC]
          Banc of America Advisors, Inc.

          One Bank of America Plaza
          Charlotte, North Carolina 28255

 Investment adviser
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds Family, including the Fund described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. BAAI uses part of this money to pay the investment sub-adviser for the services it provides to the Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for the Fund until July 31, 2001. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Fund's last fiscal year, after waivers and/or reimbursements:

     Annual investment advisory fee, as a % of average daily net assets

                                  Maximum     Actual fee
                                  advisory     paid last
                                    fee       fiscal year
    Nations Small Company Fund     0.90%       0.78%

 Investment sub-adviser
 Nations Funds and BAAI engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. BAAI retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BAAI may at times recommend to the Fund's Board that the Fund:

   o change, add or terminate one or more sub-advisers;

   o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

   o materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BAAI and the Fund plan to apply for relief from the SEC to permit the Fund to act on many of BAAI's recommendations with approval only by the Fund's Board and not by Fund shareholders. BAAI or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BAAI and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[GRAPHIC]
          Banc of America Capital Management, Inc.

          One Bank of America Plaza
          Charlotte, North Carolina 28255

[GRAPHIC]
          Stephens Inc.

          111 Center Street
          Little Rock, Arkansas 72201

[GRAPHIC]
          PFPC Inc.

          400 Bellevue Parkway
          Wilmington, Delaware 19809


 Banc of America Capital Management, Inc.
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $120 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds Family. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to Nations Small Company Fund. BACAP's SmallCap Strategies Team makes the day-to-day investment decisions for the Fund.

 Other service providers
 The Fund is distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

 BAAI is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BAAI and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.

 PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]
          We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.

[GRAPHIC]
          For more information about how to choose a share class, contact your investment professional or call us at 1.800.321.7854.

[GRAPHIC]
          Before you invest, please note that, over time, distribution (12b-1) and shareholder servicing fees will increase the cost of your investment, and may cost you more than any sales charges you may pay. For more information, see How selling and servicing agents are paid.

[GRAPHIC]
         Choosing a share class

 Before you can invest in the Fund, you'll need to choose a share class. There are three classes of shares of the Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.


                             Investor A                    Investor B             Investor C
                               Shares                        Shares                 Shares
  Maximum amount              no limit                       $250,000               no limit
  you can buy

  Maximum front-end            5.75%                           none                   none
  sales charge

  Maximum deferred            none(1)                         5.00%(2)               1.00%(3)
  sales charge

  Maximum annual         0.25% distribution             0.75% distribution     0.75% distribution
  distribution             (12b-1)/service               (12b-1) fee and        (12b-1) fee and
  and shareholder                fee                     0.25% service fee      0.25% service fee
  servicing fees

  Conversion feature            none                            yes                    none

  (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 13 for details.

  (2) This charge decreases over time. Please see page 14 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 14 for details.

  (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 16 for details.

 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Fund, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Fund. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

[GRAPHIC]
          The offering price per share is the net asset value per share plus any sales charge that applies.

          The net asset value per share is the price of a share calculated by the Fund every business day.

[GRAPHIC]
       About Investor A Shares

       There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

       Front-end sales charge
       You'll pay a front-end sales charge when you buy Investor A Shares, unless:

       o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge

       o you're reinvesting distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                              Amount retained
                         Sales charge      Sales charge      by selling agents
                        as a % of the      as a % of the       as a % of the
                       offering price    net asset value      offering price
Amount you bought         per share          per share           per share

$0-$49,999                  5.75%             6.10%              5.00  %
$50,000-$99,999             4.50%             4.71%              3.75  %
$100,000-$249,999           3.50%             3.63%              2.75  %
$250,000-$499,999           2.50%             2.56%              2.00  %
$500,000-$999,999           2.00%             2.04%              1.75  %
$1,000,000 or more          0.00%             0.00%              1.00%(1)

(1) 1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

      Contingent deferred sales charge
      If you own or buy $1,000,000 or more of Investor A Shares, there are two situations when you'll pay a CDSC:

      o If you bought your shares before August 1, 1999, and you sell them:

      o during the first year you own them, you'll pay a CDSC of 1.00%

      o during the second year you own them, you'll pay a CDSC of 0.50%

      o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[GRAPHIC]
       About Investor B Shares

       You can buy up to $250,000 of Investor B Shares at a time. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

       Contingent deferred sales charge
       You'll pay a CDSC when you sell your Investor B Shares, unless:

       o you bought the shares on or after January 1, 1996 and before August 1, 1997

       o you received the shares from reinvested distributions

       o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 19

       The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

If you sell your shares
during the following year:                                  You'll pay a CDSC of:
---------------------------------  -----------------------------------------------------------------------
                                                                                       Shares
                                                                                         you
                                                                                       bought     Shares
                                      Shares                                         on or after   you
                                    you bought       Shares you bought between        1/1/1996    bought
                                       after          8/1/1997 and 11/15/1998        and before   before
                                    11/15/1998       in the following amounts:        8/1/1997   1/1/1996
                                   ------------ ----------------------------------- ------------ ---------
                                                               $250,000-  $500,000-
                                                 $0-$249,999   $499,999   $999,999
 the first year you own them       5.0%         5.0%          3.0%       2.0%           none       5.0%
 the second year you own them      4.0%         4.0%          2.0%       1.0%           none       4.0%
 the third year you own them       3.0%         3.0%          1.0%       none           none       3.0%
 the fourth year you own them      3.0%         3.0%          none       none           none       2.0%
 the fifth year you own them       2.0%         2.0%          none       none           none       2.0%
 the sixth year you own them       1.0%         1.0%          none       none           none       1.0%
 after six years of owning them    none         none          none       none           none       none

       The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


       Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.


       About the conversion feature
       Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:



                                    Will convert to Investor A Shares
Investor B Shares you bought           after you've owned them for
after November 15, 1998                       eight years

between August 1, 1997
and November 15, 1998

$0-$249,000                                    nine years
$250,000-$499,999                              six years
$500,000-$999,999                             five years

before August 1, 1997                         nine years

The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

    Here's how the conversion works:

    o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

    o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

    o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.


    o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Funds Money Market Fund.

    o Conversions are free from federal tax.


[GRAPHIC]
       About Investor C Shares

       There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.


      Contingent deferred sales charge
      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

      o you received the shares from reinvested distributions

      o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 19


      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


      Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

[GRAPHIC]
          Please contact your investment professional for more information about reductions and waivers of sales charges.


          You should tell your investment professional that you may qualify for a reduction or a waiver before buying shares.


          We can change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

      When you might not have to pay a sales charge


      Front-end sales charges
      (Investor A Shares)


      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

      o Combine purchases you've already made Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying in order to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.

      o Combine purchases you plan to make By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

        o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

        o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

        o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

        o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

      o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

      o Combine purchases with family members You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.


      The following investors can buy Investor A Shares without paying a front-end sales charge:

      o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      o banks, trust companies and thrift institutions acting as fiducuaries

      o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Fund within 90 days of the date of distribution

      o Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      o registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

      o employees or partners of any service provider to the Fund

      o investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      o shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value


      The following plans can buy Investor A Shares without paying a front-end sales charge:

      o pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

      o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

        o have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

        o sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

        o be an employer-sponsored plan with at least 100 eligible participants, or

        o be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

      In addition, you can buy Investor A Shares without paying a sales charge if you buy the shares with proceeds from the redemption of shares of a nonaffiliated mutual fund as long as the redemption of the nonaffiliated fund shares occurred within 45 days prior to the purchase of the Investor A Shares. We must receive a copy of the confirmation of the redemption transaction in order for you to avoid paying the sales charge.


      Contingent deferred sales charges
      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC on the following transactions:

      o shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

      o the following retirement plan distributions:

        o lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

        o distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

        o a tax-free return of an excess contribution to an IRA

        o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

      o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

      o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

      o shares bought through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      o if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        o withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

      We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America Corporation (and its predecessors) and its affiliates, or by current or former Trustees or Directors of the Nations Funds or other management companies managed by Bank of America.

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC]
           Buying, selling and exchanging shares



[GRAPHIC]
          When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

 You can invest in the Fund through your selling agent or directly from Nations Funds.

 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

 You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

 The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                          Ways to
                        buy, sell or           How much you can buy,
                          exchange               sell or exchange                              Other things to know
                     ----------------- ------------------------------------  -------------------------------------------------------
 Buying shares       In a lump sum     minimum initial investment:           There is no limit to the amount you can invest in
                                       o $1,000 for regular accounts         Investor A and C Shares. You can invest up to
                                       o $500 for traditional and Roth       $250,000 in Investor B Shares at a time.
                                       IRA accounts
                                       o $250 for certain fee-based
                                       accounts
                                       o no minimum for certain
                                       retirement plan accounts like
                                       401(k) plans and SEP accounts,
                                       but other restrictions apply
                                       minimum additional investment:
                                       o $100 for all accounts
                     ----------------- ------------------------------------  -------------------------------------------------------
                      Using our        minimum initial investment:           You can buy shares monthly, twice a month or
                     Systematic        o $100                                quarterly, using automatic transfers from your
                     Investment Plan   minimum additional investment:        bank account.
                                       o $50
                     ----------------- ------------------------------------  -------------------------------------------------------
 Selling shares      In a lump sum     o you can sell up to $50,000 of       We'll deduct any CDSC from the amount you're
                                       your shares by telephone,             selling and send you or your selling agent the
                                       otherwise there are no limits to      balance, usually within three business days of
                                       the amount you can sell               receiving your order.
                                       o other restrictions may apply to     If you paid for your shares with a check that
                                       withdrawals from retirement           wasn't certified, we'll hold the sale proceeds
                                       plan accounts                         when you sell those shares for at least 15 days
                                                                             after the trade date of the purchase, or until the
                                                                             check has cleared.
                     ----------------- ------------------------------------  -------------------------------------------------------
                      Using our        o minimum $25 per withdrawal          Your account balance must be at least $10,000 to
                     Automatic                                               set up the plan. You can make withdrawals
                     Withdrawal Plan                                         monthly, twice a month or quarterly. We'll send
                                                                             your money by check or deposit it directly to your
                                                                             bank account. No CDSC is deducted if you
                                                                             withdraw 12% or less of the value of your shares
                                                                             in a class.
                     ----------------- ------------------------------------  -------------------------------------------------------
 Exchanging shares   In a lump sum     o minimum $1,000 per exchange         You can exchange your Investor A Shares for
                                                                             Investor A shares of any other Nations Fund,
                                                                             except Index Funds. You won't pay a front-end
                                                                             sales charge, CDSC or redemption fee on the
                                                                             shares you're exchanging.
                                                                             You can exchange your Investor B Shares for:
                                                                             o Investor B Shares of any other Nations Fund,
                                                                               except Nations Funds Money Market Funds
                                                                             o Investor B Shares of Nations Reserves Money
                                                                               Market Funds
                                                                             You can exchange your Investor C Shares for:
                                                                             o Investor C Shares of any other Nations Fund,
                                                                               except Nations Funds Money Market Funds
                                                                             o Investor C Shares of Nations Reserves Money
                                                                                Market Funds
                                                                             If you received Investor C Shares of a Fund from
                                                                             an exchange of Investor A Shares of a Managed
                                                                             Index Fund, you can also exchange these shares
                                                                             for Investor A Shares of an Index Fund.
                                                                             You won't pay a CDSC on the shares you're
                                                                             exchanging.
                     ----------------- ------------------------------------  -------------------------------------------------------
                      Using our        o minimum $25 per exchange            This feature is not available for Investor B Shares.
                     Automatic                                               You must already have an investment in the
                     Exchange                                                Funds into which you want to exchange. You can
                     Feature                                                 make exchanges monthly or quarterly.
                     ----------------- ------------------------------------  -------------------------------------------------------

[GRAPHIC]
          A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

          The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


 How shares are priced
 All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Valuing securities in the Fund
 The value of the Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Fund. If prices aren't readily available, we'll base the price of a security on its fair value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by the Fund could change on days when Fund shares may not be bought or sold.

 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.


 Here's how telephone orders work:

        o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

        o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

        o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

        o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]
          The offering price per share is the net asset value per share plus any sales charge that applies.


          The net asset value per share is the price of a share calculated by the Fund every business day.

[GRAPHIC]
       Buying shares



       Here are some general rules for buying shares:

          o You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

          o If we don't receive your money within three business days of receiving your order, we'll refuse the order.

          o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

          o Shares purchased are recorded on the books of the Fund. We don't issue certificates.


     Minimum initial investment
     The minimum initial amount you can buy is usually $1,000.


     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

          o $500 for traditional and Roth individual retirement accounts (IRAs)


          o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

          o $100 using our Systematic Investment Plan

          o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
            IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this


     Minimum additional investment

     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

[GRAPHIC]
            For more information
            about telephone orders,
            see page 23.


 Systematic Investment Plan
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.


 Here's how the plan works:

      o You can buy shares twice a month, monthly or quarterly.

      o You can choose to have us transfer your money on or about the 15th or the last day of the month.

      o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.


[GRAPHIC]
       Selling shares


       Here are some general rules for selling shares:

            o We'll deduct any CDSC from the amount you're selling and send you the balance.

            o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

            o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or wire them to your bank account within three business days after the Fund receives your order.

            o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

            o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

            o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

            o Under certain circumstances allowed under the Investment Company
              Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

            o We can delay payment of the sale proceeds for up to seven days.

            o Other restrictions may apply to retirement plan accounts. For more information these restrictions, please contact your retirement plan administrator.

       We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

          o under certain other circumstances allowed under the 1940 Act


 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.


 Here's how the plan works:

      o Your account balance must be at least $10,000 to set up the plan.

      o If you set up the plan after you've opened your account, your signature must be guaranteed.

      o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

      o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

      o We'll send you a check or deposit the money directly to your bank account.

      o You can cancel the plan by giving your selling agent or us 30 days notice in writing.


 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.



[GRAPHIC]
          You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.


[GRAPHIC]
       Exchanging shares


       You can sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.


       Here's how exchanges work:

          o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make an exchange into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.

          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.


     Exchanging Investor A Shares
     You can exchange Investor A Shares of the Fund for Investor A Shares of any other Nations Fund, except Index Funds.


     Here are some rules for exchanging Investor A Shares:

        o You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

        o You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        o You won't pay a redemption fee on the shares you're exchanging. Any redemption fee will be deducted when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Fund.


     Exchanging Investor B Shares
     You can exchange Investor B Shares of the Fund for:

        o Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds

        o Investor B Shares of Nations Reserves Money Market Funds


       You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.


       If you received Investor C Shares of a Nations Funds Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     Exchanging Investor C Shares
     You can exchange Investor C Shares of the Fund for:

        o Investor C Shares of any other Nations Fund, except Nations Funds Money Market Funds

        o Investor C Shares of Nations Reserves Money Market Funds


       If you received Investor C Shares of the Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.


       You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.


       If you received Daily Shares of a Nations Funds Money Market Fund through an exchange of Investor C Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.


 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.


 Here's how automatic exchanges work:


      o Send your request to PFPC in writing or call 1.800.321.7854.

      o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.


      o You must already have an investment in the Funds you want to exchange.


      o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.


      o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]
           How selling and servicing agents are paid


 Selling and servicing agents usually receive compensation based on your investment in the Fund. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.


 Commissions
 Your selling agent may receive an up-front commission (reallowance) when you buy shares of the Fund. The amount of this commission depends on which share class you choose:

    o up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

    o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

    o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly


 If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.



[GRAPHIC]
          The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.


          The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 under the 1940 Act.


          Your selling agent may charge other fees for services provided to your account.


 Distribution (12b-1) and shareholder servicing fees
 Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.


 The amount of the fee depends on the class of shares you own:




                                       Maximum annual distribution (12b-1)
                                         and shareholder servicing fees
                                  (as an annual % of average daily net assets)
 Investor A Shares     0.25% combined distribution (12b-1) and shareholder servicing fee
 Investor B Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
 Investor C Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Fund's assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.


 The Fund pays these fees to Stephens and to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

     Other compensation
     Selling and servicing agents may also receive:

        o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund


        o additional amounts on all sales of shares:

          o up to 1.00% of the offering price per share of Investor A Shares

          o up to 1.00% of the net asset value per share of Investor B Shares

          o up to 1.00% of the net asset value per share of Investor C Shares

        o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


 This compensation, which is not paid by the Fund, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.


 BAAI and Stephens may pay amounts from their own assets to selling or servicing agents of the Fund for services they provide.

[GRAPHIC]
           Distributions and taxes


[GRAPHIC]
          The power of compounding


          Reinvesting your distributions buys you more shares of the Fund -- which lets you take advantage of the potential for compound growth.


          Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

     About distributions
     A mutual fund can make money two ways:

        o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

        o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.


 The Fund distributes any net realized capital gain, at least once a year. The Fund pays distributions of net investment income monthly.


 The distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to recieve distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.


 Different share classes of the Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.


 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of the Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.



[GRAPHIC]
          This information is a summary of how federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.



[GRAPHIC]
            For more information about
            taxes, please see the SAI.


 How taxes affect your investment
 Distributions of net investment income, including net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends received deduction.


 Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.


 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


 Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

      o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply


      o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

      o the IRS informs us that you're otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.


 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities or other property) and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.



[GRAPHIC]
           Financial highlights


 The financial highlights table is designed to help you understand how the Fund has performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations Small Company Fund for the period ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Small Company Fund        For a Share outstanding throughout each period



                                                 Year ended           Year ended
Investor A Shares                                 03/31/00#           03/31/99#
 Operating performance:
 Net asset value, beginning of period              $ 11.43               $ 15.74
 Net investment income/(loss)                       (0.15)                (0.07)
 Net realized and unrealized gain/(loss) on
  investments                                       11.19                 (3.11)
 Net increase/(decrease) in net asset value from
  operations                                        11.04                 (3.18)
 Distributions:
 Dividends from net investment income                 --                     --
 Distributions from net realized capital gains      (0.03)                (1.13)
 Total dividends and distributions                  (0.03)                (1.13)
 Net asset value, end of period                    $ 22.44               $ 11.43
 Total return++                                     96.91%               (21.32)%
=================================================  =======               ========
 Ratios to average net assets/supplemental
  data:
 Net assets, end of period (in 000's)              $245,425              $16,143
 Ratio of operating expenses to average net
  assets                                             1.38%(b)(c)           1.20%(b)
 Ratio of net investment income/(loss) to
  average net assets                                (0.90)%               (0.67)%
 Portfolio turnover rate                              63%                    87%
 Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     1.47%(b)              1.47%(b)



Investor A Shares                                Period ended     Period ended  Period ended
                                                   03/31/98*       05/16/97*    08/31/96*(a)
 Operating performance:
 Net asset value, beginning of period             $ 12.05            $ 10.64       $ 10.00
 Net investment income/(loss)                      (0.02)              0.03          0.05
 Net realized and unrealized gain/(loss) on
  investments                                       4.42               1.46          0.64
 Net increase/(decrease) in net asset value from
  operations                                        4.40               1.49          0.69
 Distributions:
 Dividends from net investment income                --               (0.03)        (0.05)
 Distributions from net realized capital gains     (0.71)             (0.05)          --
 Total dividends and distributions                 (0.71)             (0.08)        (0.05)
 Net asset value, end of period                   $ 15.74            $ 12.05       $ 10.64
 Total return++                                    37.02%             13.98%         6.88%
================================================= =======            =======       =======
 Ratios to average net assets/supplemental
  data:
 Net assets, end of period (in 000's)             $6,772             $3,697        $2,611
 Ratio of operating expenses to average net
  assets                                            1.20%+(b)          1.23%+        1.25%+
 Ratio of net investment income/(loss) to
  average net assets                               (0.20)%+            0.30%+        0.66%+
 Portfolio turnover rate                             59%                48%           31%
 Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                    1.51%+(b)          1.66%+        1.65%+

                          * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class A Shares, which were reorganized into Small Company Fund Investor A Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatmen's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund is Banc of America Capital Management, Inc.
                          + Annualized.
                          ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                          # Per share net investment income has been calculated using the monthly average shares method.
                          (a) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                          (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                          (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Small Company Fund        For a Share outstanding throughout each period



                                                  Year ended           Year ended
Investor B Shares                                  03/31/00#           03/31/99#
 Operating performance:
 Net asset value, beginning of period              $ 11.23               $ 15.59
 Net investment income/(loss)                       (0.25)                (0.11)
 Net realized and unrealized gain/(loss) on
  investments                                       10.99                 (3.12)
 Net increase/(decrease) in net asset value from
  operations                                        10.74                 (3.23)
 Distributions:
  Dividends from net investment income                --                     --
 Distributions from net realized capital gains      (0.03)                 (1.13)
 Total dividends and distributions                  (0.03)                (1.13)
 Net asset value, end of period                    $ 21.94               $ 11.23
 Total return++                                     95.79%               (21.86)%
=================================================  =======               ========
 Ratios to average net assets/supplemental
  data:
 Net assets, end of period (in 000's)              $13,839               $ 5,127
 Ratio of operating expenses to average net
  assets                                             2.13%(b)(c)           1.95%(b)
 Ratio of net investment income/(loss) to
  average net assets                                (1.65)%               (1.42)%
 Portfolio turnover rate                              63%                    87%
 Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     2.22%(b)              2.22%(b)



Investor B Shares                                Period ended     Period ended  Period ended
                                                   03/31/98*       05/16/97*    08/31/96*(a)
 Operating performance:
 Net asset value, beginning of period             $ 12.03            $ 10.65       $ 10.00
 Net investment income/(loss)                      (0.08)             (0.03)         0.01
 Net realized and unrealized gain/(loss) on
  investments                                       4.35               1.46          0.65
 Net increase/(decrease) in net asset value from
  operations                                        4.27               1.43          0.66
 Distributions:
  Dividends from net investment income               --                 --          (0.01)
 Distributions from net realized capital gains     (0.71)             (0.05)          --
 Total dividends and distributions                 (0.71)             (0.05)        (0.01)
 Net asset value, end of period                   $ 15.59            $ 12.03       $ 10.65
 Total return++                                    36.06%             13.43%         6.65%
================================================= =======            =======       =======
 Ratios to average net assets/supplemental
  data:
 Net assets, end of period (in 000's)             $3,384             $2,635        $1,878
 Ratio of operating expenses to average net
  assets                                            1.87%+(b)          1.97%+        2.01%+
 Ratio of net investment income/(loss) to
  average net assets                               (0.87)%+           (0.45)%+      (0.07)%+
 Portfolio turnover rate                             59%                48%           31%
 Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                    2.18%+(b)          2.41%+        2.44%+

                          * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class B Shares, which were reorganized into Small Company Fund Investor B Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatman's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund is Banc of America Capital Management, Inc.
                          + Annualized.
                          ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                          # Per share net investment income has been calculated using the monthly average shares method.
                          (a) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                          (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                          (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Small Company Fund        For a Share outstanding throughout each period


                                                   Year ended             Year ended         Period ended
Investor C Shares                                   03/31/00#             03/31/99#            03/31/98*
 Operating performance:
 Net asset value, beginning of period                 $ 11.38                 $ 15.74             $ 15.18
 Net investment income/(loss)                          (0.23)                  (0.12)              (0.08)
 Net realized and unrealized gain/(loss) on
  investments                                          11.09                   (3.11)               1.35
 Net increase/(decrease) in net asset value from
  operations                                           10.86                   (3.23)               1.27
 Distributions:
 Dividends from net investment income                    --                       --                 --
 Distributions from net realized capital gains         (0.03)                  (1.13)              (0.71)
 Total dividends and distributions                     (0.03)                  (1.13)              (0.71)
 Net asset value, end of period                       $ 22.21                 $ 11.38             $ 15.74
 Total return ++                                       95.76%                 (21.66)%              8.75%
=================================================     =======                 =======             =======
 Ratios to average net assets/supplemental
  data:
 Net assets, end of period (in 000's)                 $3,588                  $ 1,951             $3,122
 Ratio of operating expenses to average net
  assets                                                2.13%(a)(b)             1.70%(a)            1.95%+(a)
 Ratio of net investment income/(loss) to
  average net assets                                   (1.65)%                 (1.17)%             (0.95)%+
 Portfolio turnover rate                                 63%                      87%                59%
 Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        2.22%(a)                2.22%(a)            2.26%+(a)

                          * Small Company Fund Investor C Shares commenced operations on September 22, 1997.
                          + Annualized.
                          ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                          # Per share net investment income has been calculated using the monthly average shares method.
                          (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                          (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]
          This glossary includes explanations of the important terms that may be used in this prospectus.


[GRAPHIC]
            Terms used in this prospectus


 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.


 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.


 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.


 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.


 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.


 Fixed income security - an intermediate to long-term debt security that matures in more than one year.


 Foreign security - a debt or equity security issued by a foreign company or government.


 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.


 Money market instrument - a short-term debt security that matures in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.


 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.


 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 Russell 2000 - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.


 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.


 Settlement date - The date on which an order is settled either by payment or delivery of securities.


 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.


 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.


 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

(1)S&P has not reviewed any stock included in the S&P 500 for its investment merit. S&P determines and calculates its index independently of the Fund and is not a sponsor or affiliate of the Fund. S&P gives no information and makes no statements about the suitability of investing in the Fund or the ability of its index to track stock market performance. S&P makes no guarantees about the index, any data included in it and the suitability of the index or its data for any purpose. "Standard and Poor's" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc.

[GRAPHIC]
           Where to find more information


 You'll find more information about the Nations Small Company Fund in the following documents:



       Annual and semi-annual reports

       The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.


[GRAPHIC]
       Statement of Additional Information

       The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


       You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations
       Funds:


       By telephone: 1.800.321.7854


       By mail:
       Nations Funds
       c/o Stephens Inc.
       One Bank of America Plaza
       33rd Floor
       Charlotte, NC 28255


       On the Internet: www.nations-funds.com


       Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
       1.202.942.8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Fund, Inc., 811-04614                              [Nations Funds Logo]

SMCOPROIX-8/00

[GRAPHIC]
Government & Corporate Bond Funds
Prospectus  --   Investor A, B and C Shares
August 1, 2000

Nations Short-Term Income Fund

Nations Short-Intermediate Government Fund

Nations Government Securities Fund

Nations U.S. Government Bond Fund

Nations Intermediate Bond Fund

Nations Bond Fund

Nations Strategic Income Fund

Nations High Yield Bond Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


----------------------
Not FDIC Insured
----------------------
May Lose Value
----------------------
No Bank Guarantee
----------------------


[Nations Funds Logo]

An overview of the Funds
--------------------------------------------------------------------------------

[GRAPHIC]
             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


[GRAPHIC]
               You'll find Terms used in
               this prospectus on page 85.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N. A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about Nations Funds Government & Corporate Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


 About the Funds
 The Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.


 Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities. There's always a risk that you'll lose money or you may not earn as much as you expect.


 Choosing the right Funds for you
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


 The Government & Corporate Bond Funds may be suitable for you if:

  o you're looking for income

  o you have longer-term investment goals


 They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with fixed income securities


 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.


 For more information
 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.


 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[GRAPHIC]
             Banc of America Advisors, Inc.

             Banc of America Advisors, Inc. (BAAI) is the investment adviser to each of the Funds. BAAI is responsible for the overall management and supervision of the investment management of each Fund. BAAI and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.


[GRAPHIC]
               You'll find more about
               BAAI and the sub-advisers
               starting on page 44.


[GRAPHIC]
About the Funds




Nations Short-Term Income Fund                                      4
Sub-adviser: Banc of America Capital Management, Inc..
---------------------------------------------------------------------
Nations Short-Intermediate Government Fund                          9
Sub-adviser: Banc of America Capital Management, Inc.
---------------------------------------------------------------------
Nations Government Securities Fund                                 14
Sub-adviser: Banc of America Capital Management, Inc.
---------------------------------------------------------------------
Nations U.S. Government Bond Fund                                  19
Sub-adviser: Banc of America Capital Management, Inc.
---------------------------------------------------------------------
Nations Intermediate Bond Fund                                     24
Sub-adviser: Banc of America Capital Management, Inc.
---------------------------------------------------------------------
Nations Bond Fund                                                  29
Sub-adviser: Banc of America Capital Management, Inc.
---------------------------------------------------------------------
Nations Strategic Income Fund                                      34
Sub-adviser: Banc of America Capital Management, Inc.
---------------------------------------------------------------------
Nations High Yield Bond Fund                                       39
Sub-adviser: MacKay Shields LLC
---------------------------------------------------------------------
Other important information                                        43
---------------------------------------------------------------------
How the Funds are managed                                          44


[GRAPHIC]
    About your investment
Information for investors
  Choosing a share class                                           48
  Buying, selling and exchanging shares                            59
  How selling and servicing agents are paid                        68
  Distributions and taxes                                          70
---------------------------------------------------------------------
Financial highlights                                               72
---------------------------------------------------------------------
Terms used in this prospectus                                      85
---------------------------------------------------------------------
Where to find more information                             back cover

[GRAPHIC]
             About the sub-adviser

             Banc of America Capital Management, Inc. (BACAP) is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 45.


[GRAPHIC]
             Corporate fixed income securities

             This Fund focuses on fixed income securities issued by corporations. Corporate fixed income securities have the potential to pay higher income than U.S. Treasury securities with similar maturities.



[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.


 Nations Short-Term Income Fund


[GRAPHIC]
        Investment objective

        The Fund seeks high current income consistent with minimal fluctuations of principal.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its total assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  o corporate debt securities, including bonds, notes and debentures

  o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  o asset-backed securities

  o U.S. government obligations

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be three years or less.

 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; asset-backed securities and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on page 43
               and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations Short-Term Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]


7.33%    -0.48%     11.08%    4.68%     5.82%      6.08%      3.00%
1993      1994      1995      1996      1997       1998       1999


        *Year-to-date return as of June 30, 2000: 2.51%


        Best and worst quarterly returns during this period



        Best: 2nd quarter 1995:             3.47%
        Worst: 1st quarter 1994:           -1.00%



[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. All dividends are reinvested.


                                                                           Since
                                                 1 year      5 years     inception*
        Investor A Shares                          1.96%       5.88%       4.85%
        Investor B Shares                          -2.09%      5.60%       4.89%
        Investor C Shares                          1.33%       5.82%       4.74%
        Merrill Lynch 1-3 Year Treasury Index      3.06%       6.51%       5.31%

       *The inception dates of Investor A Shares, Investor B Shares, and
        Investor C Shares are October 2, 1992, June 7, 1993, and October 2, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

             Investor B Shares of this Fund are only available to existing shareholders for investment.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                             Investor A    Investor B    Investor C
        (Fees paid directly from your investment)      Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price per share             1.00%         none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                      none(1)       none         1.00%(2)

        Annual Fund operating expenses(3)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                0.30%         0.30%        0.30%
        Distribution (12b-1) and shareholder
        servicing fees                                 0.25%         1.00%        1.00%
        Other expenses                                 0.30%         0.30%        0.30%
                                                      ------        ------        ------
        Total annual Fund operating expenses           0.85%         1.60%        1.60%
        Fee waivers and/or reimbursements             (0.10)%       (0.10)%      (0.10)%
                                                      ------        ------        ------
        Total net expenses(4)                          0.75%         1.50%        1.50%
                                                     ======         ======        ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 50 for details.

      (2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 55 for details.

      (3)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                             1 year     3 years     5 years     10 years
         Investor A Shares     $176       $359        $557        $1,130
         Investor B Shares     $153       $495        $861        $1,691
         Investor C Shares     $253       $495        $861        $1,892

        If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                              1 year     3 years     5 years     10 years
         Investor C Shares     $153       $495        $861        $1,892

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 45.



[GRAPHIC]
             U.S. government securities

             This Fund invests most of its assets in securities that are U.S. government issued or guaranteed. This means the Fund is generally not subject to credit risk, but it could earn less income than funds that invest in other kinds of fixed income securities.



[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.


 Nations Short-Intermediate Government Fund


[GRAPHIC]
        Investment objective

        The Fund seeks high current income consistent with modest fluctuation of principal.



[GRAPHIC]
        Principal investment strategies

        The Fund invests most of its assets in U.S. government obligations and repurchase agreements relating to these obligations. It may invest in mortgage-related securities issued or backed by the U.S. government, its agencies or instrumentalities, or corporations.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.


 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on page 43
               and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Short-Intermediate Government Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]


5.69%     7.84%     -2.59%     12.22%     2.98%      7.03%      6.39%      0.23%
1992      1993      1994       1995       1996       1997       1998       1999



              *Year-to-date return as of June 30, 2000: 2.65%


        Best and worst quarterly returns during this period



        Best: 2nd quarter 1992:             4.44%
        Worst: 1st quarter 1994:            -1.78%



[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Government Bond Index, an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.

                                                                              Since
                                                    1 year      5 years     inception*
        Investor A Shares                              -3.03%       5.00%       5.35%
        Investor B Shares                              -3.29%       5.16%       3.90%
        Investor C Shares                              -1.56%       5.22%       4.38%
        Lehman Intermediate Government Bond Index      0.50%        6.94%       6.70%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are August 5, 1991, June 7, 1993, and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                Investor A    Investor B    Investor C
        (Fees paid directly from your investment)         Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price per share                 3.25%         none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                          none(1)       3.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                    0.30%         0.30%         0.30%
        Distribution (12b-1) and shareholder
        servicing fees                                     0.25%         1.00%         1.00%
        Other expenses                                     0.32%         0.32%         0.32%
                                                          -----         --------      --------
        Total annual Fund operating expenses               0.87%         1.62%         1.62%
                                                          =====         ========      ========

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 50 for details.

      (2)This charge decreases over time. Please see page 52 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 52 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 55 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                             1 year     3 years     5 years     10 years
        Investor A Shares     $411       $594        $792        $1,364
        Investor B Shares     $465       $711        $881        $1,721
        Investor C Shares     $265       $511        $881        $1,922

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                             1 year     3 years     5 years     10 years
        Investor B Shares     $165       $511        $881        $1,721
        Investor C Shares     $165       $511        $881        $1,922

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 45.



[GRAPHIC]
             Mortgage-backed securities

             This Fund invests in mortgage-backed securities. Mortgage-backed securities tend to pay higher income than U.S. Treasury bonds and other government-backed bonds with similar maturities, but also have specific risks associated with them. They pay a monthly amount that includes a portion of the principal on the underlying mortgages, as well as interest.


 Nations Government Securities Fund

[GRAPHIC]
        Investment objective

        The Fund seeks high current income consistent with moderate fluctuation of principal.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in U.S. government obligations and repurchase agreements secured by these securities.


 It may also invest in the following securities rated investment grade at the time of investment:

  o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations.

  o asset-backed securities or municipal securities.

  o corporate debt securities, including bonds, notes and debentures.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.


 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 43 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Government Securities Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

        o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations Government Securities Fund into a newly created shell Fund that is substantially identical to the existing Fund. The principal effects of this reorganization would be to bring the assets of Nations U.S. Government Bond Fund into Nations Government Securities Fund and to redomicile the Funds in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholders meeting. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]


5.08%     7.61%    -5.32%     14.99%    2.28%     8.29%     8.16%    -3.29%
1992      1993      1994      1995      1996      1997      1998      1999


        *Year-to-date return as of June 30, 2000: 4.03%


        Best and worst quarterly returns during this period


        Best: 1st quarter 1995:     4.91%
        Worst: 1st quarter 1994:    -3.04%



[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The indices' returns do not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. Prior to March 31, 2000, the Fund compared its performance to the Lehman Intermediate Treasury Index and the Salomon Brothers Mortgage Index. The Fund changed the index to which it compares its performance because the Lehman Government Bond Index is considered to be a more appropriate comparison.

                                                                         Since
                                               1 year      5 years     inception*
        Investor A Shares                       -7.91%       4.88%       4.88%
        Investor B Shares                       -7.47%       5.23%       3.60%
        Investor C Shares                       -5.09%       5.34%       3.89%
        Lehman Government Bond Index            -2.23%       7.44%       7.24%
        Lehman Intermediate Treasury Index      0.40%        6.92%       6.71%
        Salomon Brothers Mortgage Index         1.83%        7.93%       6.78%

       *The inception dates of Investor A Shares, Investor B Shares, and
        Investor C Shares are April 17, 1991, June 7, 1993, and July 6, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                              Investor A    Investor B    Investor C
        (Fees paid directly from your investment)       Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price per share              4.75%          none         none
        Maximum deferred sales charge (load)
        as a % of net asset value                       none(1)        5.00%(2)     1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.50%          0.50%        0.50%
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%          1.00%        1.00%
        Other expenses                                  0.39%          0.39%        0.39%
                                                       ------        --------      --------
        Total annual Fund operating expenses            1.14%          1.89%        1.89%
        Fee waivers and/or reimbursements              (0.10)%        (0.10)%      (0.10)%
                                                       ------        --------      --------
        Total net expenses(5)                          1.04%           1.79%        1.79%
                                                      ======        ========      ========

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 50 for details.

      (2)This charge decreases over time. Please see page 52 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 52 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 55 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 year     3 years     5 years     10 years
        Investor A Shares     $576       $811        $1,065      $1,789
        Investor B Shares     $682       $884        $1,212      $2,008
        Investor C Shares     $282       $584        $1,012      $2,203

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                            1 year     3 years     5 years     10 years
       Investor B Shares     $182       $584        $1,012      $2,008
       Investor C Shares     $182       $584        $1,012      $2,203

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 45.



[GRAPHIC]
             Mortgage-backed securities

             This Fund invests in mortgage-backed securities. Mortgage-backed securities tend to pay higher income than U.S. Treasury bonds and other government-backed bonds with similar maturities, but also have specific risks associated with them. They pay a monthly amount that includes a portion of the principal on the underlying mortgages, as well as interest.


 Nations U.S. Government Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks total return and preservation of capital by investing in U.S. government securities and repurchase agreements collateralized by such securities.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in U.S. government obligations and repurchase agreements secured by these securities.


 It may also invest in the following securities rated investment grade at the time of investment:

  o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations.

  o asset-backed securities or municipal securities.

  o corporate debt securities, including bonds, notes and debentures.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.


 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 43 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations U.S. Government Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

        o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations U.S. Government Bond Fund into Nations Government Securities Fund. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at special shareholders meetings. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001. At that time, Nations U.S. Government Bond Fund shares would be exchanged for shares of equal value of a successor to Nations Government Securities Fund.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]


1.76%     8.05%     8.11     -4.55%
1996      1997      1998      1999


        Year-to-date return as of June 30, 2000: 3.83%


        Best and worst quarterly returns during this period



        Best: 3rd quarter 1998:             4.54%
        Worst: 1st quarter 1996:            -2.85%



[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.



                                                                   Since
                                         1 year      5 years     inception*
        Investor A Shares                 -9.16%         --        4.93%
        Investor B Shares                 -8.81%       5.57%       6.24%
        Investor C Shares                 -6.19%         --        2.08%
        Lehman Government Bond Index      -2.23%       7.44%       7.16%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are February 7, 1995, November 10, 1994 and September 19, 1997, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                              Investor A    Investor B    Investor C
        (Fees paid directly from your investment)       Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases,
        as a % of offering price                         4.75%         none          none
        Maximum deferred sales charge
        as a % of net asset value                        none(1)       5.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                  0.50%         0.50%         0.50%
        Distribution (12b-1) and shareholder
        servicing fees                                   0.25%         1.00%         1.00%
        Other expenses                                   0.51%         0.51%         0.51%
                                                        ------        --------      --------
        Total annual Fund operating expenses            1.26%         2.01%          2.01%
        Fee waivers and/or reimbursements              (0.10)%       (0.10)%        (0.10)%
                                                       ------        --------      --------
        Total net expenses(5)                           1.16%         1.91%          1.91%
                                                       ======        ========      ========

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 50 for details.

      (2)This charge decreases over time. Please see page 52 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 52 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 55 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           1 year     3 years     5 years     10 years
       Investor A Shares     $588       $847        $1,126      $1,919
       Investor B Shares     $694       $921        $1,274      $2,136
       Investor C Shares     $294       $621        $1,074      $2,330

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                           1 year     3 years     5 years     10 years
       Investor B Shares     $194       $621        $1,074      $2,136
       Investor C Shares     $194       $621        $1,074      $2,330

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and BACAP is its sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Master Portfolio.


[GRAPHIC]
               You'll find more about
               BACAP on page 45.


[GRAPHIC]
             Intermediate-term securities

             The team focuses on fixed income securities with intermediate terms. While these securities generally won't earn as much income as securities with longer terms, they tend to be less sensitive to changes in interest rates.

[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.


     Nations Intermediate Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks to obtain interest income and capital appreciation.



[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations Intermediate Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
 (CMOs), that are backed by the U.S. government, its agencies or instrumentalities, or corporations.


 The Master Portfolio can invest up to 10% of its assets in high yield debt securities.


 The Master Portfolio may seek to enhance its yield by engaging in strategies including interest rate swaps, exchange-traded futures and options, and/or investing in non-U.S. dollar denominated fixed income securities or private placements. The Master Portfolio's aggregate use of these strategies and investments will not exceed 10% of its total assets.


 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years. Its duration generally will be the same as the Lehman Brothers Intermediate/Corporate Bond Index.


 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Master Portfolio's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Master Portfolio's investments in securities of many different issuers


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 43 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations Intermediate Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses for the Master Portfolio will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Master Portfolio invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - The Master Portfolio may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility. There is the risk that the other party in an interest rate, swap, futures or other transaction will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Master Portfolio depends on the amount of income paid by the securities the Master Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]


14.54%    3.14%     6.54%     7.32%     0.02%
1995      1996      1997      1998      1999


        *Year-to-date return as of June 30, 2000: 2.37%


        Best and worst quarterly returns during this period



       Best: 2nd quarter 1995:             4.50%
       Worst: 1st quarter 1996:            -1.06%



[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The indices' returns do not reflect sales charges.

        Average annual total return as of December 31, 1999*
        The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Government/Corporate Bond Index, an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. Prior to March 31, 2000, the Fund compared its performance to the Lehman Intermediate Government Bond Index. The Fund changed the index to which it compares its performance because the Lehman Intermediate Government/Corporate Bond Index is considered to be a more appropriate comparison.

                                                                                 Since
                                                      1 year      5 years     inception**
        Investor A Shares                              -3.27%       5.50%       4.25%
        Investor C Shares                              -1.21%         --        4.06%
        Lehman Intermediate Government/Corporate
        Bond Index                                     0.39%        7.07%       5.42%
        Lehman Intermediate Government Bond Index      0.50%        6.94%       5.34%

        *Investor B Shares have been in operation for less than a full calendar year, so no performance information for this class of shares has been included in this prospectus.

        **The inception dates of Investor A Shares and Investor C Shares are
          January 24, 1994 and November 20, 1996, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees - shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                Investor A    Investor B    Investor C
        (Fees paid directly from your investment)         Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price per share                 3.25%         none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                          none(1)       3.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                                    0.40%         0.40  %       0.40  %
        Distribution (12b-1) and shareholder
        servicing fees                                     0.25%         1.00  %       1.00  %
        Other expenses                                     0.65%         0.65  %       0.65  %
                                                          ------        --------      --------
        Total annual Fund operating expenses               1.30%         2.05  %       2.05  %
        Fee waivers and/or reimbursements                 (0.24)%       (0.24) %      (0.24) %
                                                          ------        --------      --------
        Total net expenses(6)                              1.06%         1.81   %      1.81   %
                                                          ======        ========      ========

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 50 for details.

      (2)This charge decreases over time. Please see page 52 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 52 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 55 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                              1 year     3 years     5 years     10 years
         Investor A Shares     $430       $701        $  993      $1,823
         Investor B Shares     $484       $820        $1,081      $2,167
         Investor C Shares     $284       $620        $1,081      $2,360

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                             1 year     3 years     5 years     10 years
        Investor B Shares     $184       $620        $1,081      $2,167
        Investor C Shares     $184       $620        $1,081      $2,360

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 45.


[GRAPHIC]
             More investment opportunities

             This Fund can invest in a wide range of fixed income securities. This allows the team to focus on securities that offer the potential for higher returns.


             This Fund was formerly known as Nations Investment Grade Bond
             Fund.

 Nations Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks total return by investing in investment grade fixed income securities.



[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.


The Fund may invest in:

  o corporate debt securities, including bonds, notes and debentures

  o U.S. government obligations

  o foreign debt securities denominated in U.S. dollars

  o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  o asset-backed securities

  o municipal securities


The Fund may invest up to 10% of its total assets in high yield debt securities.


 The Fund may seek to enhance its yield by engaging in strategies including interest rate swaps, exchange-traded futures and options, and/or investing in non-U.S. dollar denominated fixed income securities or private placements. The Fund's aggregate use of these strategies and investments will not exceed 10% of its total assets.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.


 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.


[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 43 and in the SAI.




[GRAPHIC]
        Risks and other things to consider

        Nations Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate, swap, futures or other transaction will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HRERE]


10.61%      -3.51%      17.05%      1.92%      8.26%      6.94%      -1.45%
1993        1994        1995        1996       1997       1998        1999


        *Year-to-date return as of June 30, 2000: 3.32%


        Best and worst quarterly returns during this period

        Best: 2nd quarter 1995:             5.90%
        Worst: 1st quarter 1994:            -2.85%



[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Aggregate Bond Index, an index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

                                                                 Since
                                       1 year      5 years     inception*
        Investor A Shares                -4.66%       5.67%       5.06%
        Investor B Shares                -4.87%       5.80%       4.38%
        Investor C Shares                -3.24%       5.87%       5.09%
        Lehman Aggregate Bond Index      -0.83%       7.73%       6.58%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are November 19, 1992, June 7, 1993, and November 16, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                              Investor A    Investor B    Investor C
        (Fees paid directly from your investment)       Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price                        3.25%          none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                       none(1)        3.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.40%          0.40%         0.40%
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%          1.00%         1.00%
        Other expenses                                  0.27%          0.27%         0.27%
                                                        -----         --------      --------
        Total annual Fund operating expenses            0.92%          1.67%         1.67%
                                                        =====         ========      ========

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 50 or details.

      (2)This charge decreases over time. Please see page 52 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 52 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 55 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 year     3 years     5 years     10 years
       Investor A Shares     $416       $609        $818        $1,421
       Investor B Shares     $470       $726        $907        $1,777
       Investor C Shares     $270       $526        $907        $1,976

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                          1 year     3 years     5 years     10 years
      Investor B Shares     $170       $526        $907        $1,777
      Investor C Shares     $170       $526        $907        $1,976

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 45.



[GRAPHIC]
             High yield debt securities

             Although this Fund invests primarily in investment grade securities, it can invest up to 35% of its assets in high yield debt securities. High yield debt securities offer the potential for higher income than other kinds of bonds with similar maturities, but they also have higher credit risk.

             The Fund tries to manage this risk by holding a large part of its assets in investment grade debt securities. This allows the Fund to maintain an average quality well within the investment grade category.

 Nations Strategic Income Fund


[GRAPHIC]
        Investment objective

        The Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in investment grade debt securities.


The Fund may invest in:

  o corporate debt securities

  o U.S. government obligations

  o foreign debt securities denominated in U.S. dollars or foreign currencies

  o mortgage-related securities issued by governments and non-government issuers


 The Fund may invest up to 35% of its assets in lower-quality fixed income securities ("junk bonds" or "high yield bonds") rated "B" or better by Moody's Investor Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.


 The Fund will limit its investments in foreign securities to one-third of total assets. The Fund may engage in forward foreign currency contracts to seek to protect against movements in the value of foreign currencies in which its foreign securities may be denominated.


 The Fund may seek to enhance its yield by engaging in strategies including interest rate swaps, exchange-traded futures and options, and/or investing in private placements. The Fund's aggregate use of these strategies and investments will not exceed 10% of its total assets.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than five years.

 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations and U.S. corporate securities, including high yield corporate bonds. The allocation is structured to provide the potential for the best return, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.


[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 43 and in the SAI.



[GRAPHIC]
        Risks and other things to consider

        Nations Strategic Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Foreign investment risk - Because the Fund may invest up to one-third of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. The Fund's use of forward foreign currency contracts to seek to protect against movements in the value of foreign currencies may not eliminate the risk that the Fund will be adversely affected by changes in foreign currencies. Withholding taxes also may apply to some foreign investments.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate, swap, futures or other transaction will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.



[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]


15.62%    -2.74%    20.61%    2.21%     8.32%     7.27%     -2.93
1993      1994      1995      1996      1997      1998      1999


        *Year-to-date return as of June 30, 2000: 0.84%


        Best and worst quarterly returns during this period


        Best: 2nd quarter 1995:             7.42%
        Worst: 1st quarter 1996:            -3.24%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The indices' returns do not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Aggregate Bond Index, an index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. Government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities . All dividends are reinvested. Prior to August 1, 2000, the Fund compared its performance to the Lehman Government/Corporate Bond Index. The Fund changed the index to which it compares its performance because the Lehman Aggregate Bond Index is considered to be a more appropriate index.

                                                                            Since
                                                  1 year      5 years     inception*
        Investor A Shares                           -7.57%       5.79%       5.98%
        Investor B Shares                           -8.02%       5.93%       5.12%
        Investor C Shares                           -4.55%       6.29%       6.28%
        Lehman Aggregate Bond Index                 -0.83        7.73        6.58
        Lehman Government/Corporate Bond Index      -2.15%       7.60%       6.60%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are November 25, 1992, June 7, 1993, and November 9, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.



[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                     Investor A  Investor B  Investor C
        (Fees paid directly from your investment)              Shares      Shares      Shares
        Maximum sales charge (load) imposed on purchases,
        as a % of offering price                                4.75%       none       none
        Maximum deferred sales charge
        as a % of net asset value                               none(1)     5.00%(2)   1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.50%       0.50%      0.50%
        Distribution (12b-1) and shareholder servicing fees     0.25%       1.00%      1.00%
        Other expenses                                          0.39%       0.39%      0.39%
                                                              ------      --------    --------
        Total annual Fund operating expenses                    1.14%       1.89%      1.89%
        Fee waivers and/or reimbursements                      (0.10)%     (0.10)%    (0.10)%
                                                              ------      --------    --------
        Total net expenses(5)                                   1.04%       1.79%      1.79%
                                                              ======      ========    ========

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 50 for details.

      (2)This charge decreases over time. Please see page 52 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 52 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 55 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 year     3 years     5 years     10 years
        Investor A Shares     $576       $811        $1,065      $1,789
        Investor B Shares     $682       $884        $1,212      $2,008
        Investor C Shares     $282       $584        $1,012      $2,203

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                            1 year     3 years     5 years     10 years
        Investor B Shares     $182       $584        $1,012      $2,008
        Investor C Shares     $182       $584        $1,012      $2,203

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and MacKay Shields LLC (MacKay Shields) is its sub-adviser. The High Yield Portfolio Management Team makes the day-to-day investment decisions for the Master Portfolio.


[GRAPHIC]
               You'll find more about
               MacKay Shields and its
               High Yield Portfolio
               Management Team on page 46.



[GRAPHIC]
             High yield debt securities

             This Fund invests primarily in high yield debt securities, which are often referred to as "junk bonds." High yield debt securities offer the potential for higher income than other kinds of debt securities with similar maturities, but they also have higher credit risk.


     Nations High Yield Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.



[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations High Yield Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "B" or better by Moody's Investor Services, Inc. or Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CS First Boston High Yield Index.


 The Master Portfolio invests primarily in:

  o Domestic corporate high yield debt securities, including private placements

  o U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  o Zero-coupon bonds

  o U.S. government obligations

  o Equity securities (up to 25% of its assets), which may include convertible securities


 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 When selecting investments for the portfolio, the team:

  o focuses on individual security selection ("bottom-up" analysis)

  o uses fundamental credit analysis

  o emphasizes current income while attempting to minimize risk to principal

  o seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  o tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers


 The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 43 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations High Yield Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Credit risk - The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Liquidity risk - There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

        o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
        A look at the Fund's performance

        Because the Fund commenced its operations on February 14, 2000 and has not been in operation for a full calendar year, no performance information is included in this prospectus.



[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                             Investor A  Investor B  Investor C
        (Fees paid directly from your investment)      Shares      Shares      Shares
        Maximum sales charge (load)
        imposed on purchases,
        as a % of offering price                        4.75%       none       none
        Maximum deferred sales charge
        as a % of net asset value                       none(1)     5.00%(2)   1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                                 0.55%       0.55  %    0.55  %
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%       1.00  %    1.00  %
        Other expenses                                  0.38%       0.38  %    0.38  %
                                                        -----       --------   --------
        Total annual Fund operating expenses(6)         1.18%       1.93  %    1.93  %
                                                        =====       ========    ========

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 50 for details.

      (2)This charge decreases over time. Please see page 52 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 52 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 55 for details.

      (4)The figures contained in the table above are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.18% for Investor A Shares, 1.93% for Investor B Shares and 1.93% for Investor C Shares until July 31, 2001. There is no guarantee that these limitations will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                             1 year     3 years
         Investor A Shares           $590       $832
         Investor B Shares           $696       $906
         Investor C Shares           $296       $606

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                             1 year     3 years
         Investor B Shares           $196       $606
         Investor C Shares           $196       $606

[GRAPHIC]
         Other important information


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

        o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

        o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

        o Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

        o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

        o Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income for the Fund. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

        o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Nations High Yield Bond Master Portfolio is expected to be no more than 130%. You'll find the portfolio turnover rate for each other Fund in Financial highlights.

[GRAPHIC]
             Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255


[GRAPHIC]
         How the Funds are managed



 Investment adviser
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.


 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.


 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAAI uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.


 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2001. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.


 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:



 Annual investment advisory fee, as a % of average daily net assets


                                               Maximum     Actual fee
                                               advisory     paid last
                                                 fee(3)    fiscal year
  Nations Short-Term Income Fund                 0.30%       0.21%
  Nations Short-Intermediate Government Fund     0.30%       0.29%
  Nations Government Securities Fund             0.50%       0.40%
  Nations U.S. Government Bond Fund              0.50%       0.38%
  Nations Intermediate Bond Fund(1)              0.40%       0.40%
  Nations Bond Fund                              0.40%       0.42%
  Nations Strategic Income Fund                  0.50%       0.34%
  Nations High Yield Bond Fund(2)                0.55%       0.55%

(1)This Fund doesn't have its own investment adviser because it invests in Nations Intermediate Bond Master Portfolio. BAAI is the investment adviser to the Master Portfolio.

(2)This Fund doesn't have its own investment adviser because it invests in Nations High Yield Bond Master Portfolio. BAAI is the investment adviser to the Master Portfolio.

(3)These fees are the current contract levels, which in most cases have been reduced from the contract levels that were in effect during the last fiscal year.

 Investment sub-advisers
 Nations Funds and BAAI engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BAAI retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BAAI may at times recommend to a Fund's Board that the Fund:

    o change, add or terminate one or more sub-advisers;

    o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

    o materially change a sub-advisory agreement with a sub-adviser.


 Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BAAI and the Funds plan to apply for relief from the SEC to permit the Funds to act on many of BAAI's recommendations with approval only by the Funds' Board and not by Fund shareholders. BAAI or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BAAI and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.



[GRAPHIC]
             Banc of America
             Capital Management, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255


 Banc of America Capital Management, Inc.
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.


 Currently managing more than $120 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.


 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.


  Fund                                           BACAP Team
  Nations Short-Term Income Fund                 Fixed Income Management Team
  Nations Short-Intermediate Government Fund     Fixed Income Management Team
  Nations Government Securities Fund             Fixed Income Management Team
  Nations U.S. Government Bond Fund              Fixed Income Management Team
  Nations Intermediate Bond Fund(1)              Fixed Income Management Team
  Nations Bond Fund                              Fixed Income Management Team
  Nations Strategic Income Fund                  Fixed Income Management Team

(1)Nations Intermediate Bond Fund doesn't have its own investment sub-adviser because it invests in Nations Intermediate Bond Master Portfolio. BACAP is the investment sub-adviser to the Master Portfolio.

[GRAPHIC]
             MacKay Shields LLC

             9 West 57th Street
             New York, New York 10019

 MacKay Shields LLC
 Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $30 billion in assets, including over $6 billion in high yield assets.


 MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.


 Prior performance of other high yield accounts managed by MacKay Shields Nations High Yield Bond Fund commenced its operations on February 14, 2000. The table below is designed to show you how a composite of similar high yield accounts managed by MacKay Shields performed over various time periods in the past.


 The accounts comprising the MacKay Shields composite have investment objectives, policies and strategies that are substantially similar to those of Nations High Yield Bond Master Portfolio.


 The table below shows the returns for the MacKay Shields composite compared with the CS First Boston High Yield Index for the periods ending December 31, 1999. The returns reflect deduction of fees and expenses, and assume all dividends and distributions have been reinvested.



 Average annual total returns as of December 31, 1999


                                            CS First Boston
                          MacKay Shields      High Yield
                          Composite (%)       Index (%)
  one year                   10.7%              3.3%
  three years                10.4%              5.4%
  five years                 14.3%              9.1%
  since inception (7/1/91)   15.6%             10.8%

 Annual total returns as of December 31


                                       CS First Boston
                     MacKay Shields      High Yield
                     Composite (%)       Index (%)
  1999                  10.7%               3.3%
  1998                   5.0%               0.6%
  1997                  15.9%              12.6%
  1996                  19.6%              12.4%
  1995                  21.2%              17.4%
  1994                   2.6%              (1.0)%
  1993                  23.1%              18.9%
  1992                  23.4%              16.7%
  1991 (since 7/1/91)   12.8%              12.9%

 This information is designed to demonstrate the historical track record of MacKay Shields. It does not indicate how the Fund will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's fees and expenses.


 The MacKay Shields composite includes all high yield accounts managed by MacKay Shields. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations and reflected a deduction for investment advisory fees. Performance is expressed in U.S. dollars. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of MacKay Shields. For further information regarding the composite performance, please see the SAI.




[GRAPHIC]
             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201


 Other service providers
 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly, as follows:


  Government & Corporate Bond Funds (except Nations High Yield Bond Fund)       0.22%
  Nations High Yield Bond Fund                                                  0.23%


[GRAPHIC]
             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809


 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]
             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.


[GRAPHIC]
               For more information
               about how to choose a
               share class, contact your
               investment professional or
               call us at 1.800.321.7854.


[GRAPHIC]
               Before you invest,
               please note that over
               time, distribution (12b-1)
               and shareholder servicing
               fees will increase the cost
               of your investment, and may
               cost you more than any sales
               charges you may pay. For
               more information, see
               How selling and servicing
               agents are paid.


[GRAPHIC]
         Choosing a share class

 Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus except Nations Short-Term Income Fund, which doesn't offer Investor B Shares to new investors.


 Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.






                                                                                  Nations
                                                         Nations                Government
                                                   Short-Intermediate        Securities Fund,
                                                    Government Fund,              Nations
                                                         Nations              U.S. Government
                                                      Intermediate               Bond Fund,
                                 Nations                Bond Fund,            Nations Strategic
                               Short-Term                 Nations               Income Fund,
Investor A Shares              Income Fund               Bond Fund          High Yield Bond Fund
  Maximum amount you            no limit                 no limit                 no limit
  can buy
  Maximum front-end              1.00%                     3.25%                    4.75%
  sales charge
  Maximum deferred               none                      none                     none
  sales charge(1)
  Maximum annual                 0.25%                     0.25%                    0.25%
  distribution           distribution (12b-1)/    distribution (12b-1)/    distribution (12b-1)/
  and shareholder             service fee(2)           service fee              service fee
  servicing fees
  Conversion feature             none                      none                     none

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 50 for details.

(2)Nations Short-Term Income Fund pays this fee under a separate servicing plan.

                                                                                  Nations
                                                                                Government
                                                         Nations             Securities Fund,
                                                   Short-Intermediate             Nations
                                                    Government Fund,          U.S. Government
                                                     Nations Intermediate        Bond Fund,
                                 Nations                Bond Fund,            Nations Strategic
                               Short-Term                 Nations               Income Fund,
Investor B Shares              Income Fund               Bond Fund          High Yield Bond Fund
  Maximum amount                 $250,000                $250,000                $250,000
  you can buy
  Maximum front-end                none                    none                    none
  sales charge
  Maximum deferred                 none                    3.00%(1)                5.00%(1)
  sales charge
  Redemption fee                   none                    none                    none
  Maximum annual                  0.75%                    0.75%                   0.75%
  distribution and             distribution             distribution            distribution
  shareholder                 (12b-1) fee and         (12b-1) fee and         (12b-1) fee and
  servicing fees             0.25% service fee       0.25% service fee       0.25% service fee
  Conversion feature              none                     yes                     yes

(1)This charge decreases over time. Please see page 52 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 52 for details.



                                                                                  Nations
                                                                                Government
                                                         Nations             Securities Fund,
                                                   Short-Intermediate             Nations
                                                    Government Fund,          U.S. Government
                                                     Nations Intermediate        Bond Fund,
                                 Nations                Bond Fund,            Nations Strategic
                               Short-Term                 Nations               Income Fund,
Investor C Shares              Income Fund               Bond Fund          High Yield Bond Fund
  Maximum amount                no limit                  no limit                no limit
  you can buy
  Maximum                         none                      none                    none
  front-end sales
  charge
  Maximum deferred                1.00%                     1.00%                   1.00%
  sales charge(1)
  Redemption fee                  none                      none                    none
  Maximum annual                  0.75%                     0.75%                   0.75%
  distribution and             distribution             distribution            distribution
  shareholder                (12b-1) fee and          (12b-1) fee and         (12b-1) fee and
  servicing fees             0.25% service fee       0.25% service fee       0.25% service fee
  Conversion feature              none                      none                    none

(1)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 55 for details.

 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.


 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.


 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.


 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.



[GRAPHIC]
             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by a Fund every business day.


[GRAPHIC]
        About Investor A Shares


        There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.


        Front-end sales charge
        You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge

        o you're reinvesting distributions


        The sales charge you'll pay depends on the Fund you're buying, and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

Nations Short-Term Income Fund
                                                                          Amount
                                                                         retained
                                                                        by selling
                             Sales charge          Sales charge           agents
                             as a % of the        as a % of the        as a % of the
                            offering price       net asset value      offering price
  Amount you bought           per share            per share            per share
$0-$99,999                      1.00%                1.01%                0.75%
$100,000-$249,999               0.75%                0.76%                0.50%
$250,000-$999,999               0.50%                0.50%                0.40%
$1,000,000 or more              0.00%                0.00%                1.00%(1)


Nations Short-Intermediate Government Fund
Nations Intermediate Bond Fund
Nations Bond Fund



                                                                          Amount
                                                                         retained
                                                                        by selling
                             Sales charge          Sales charge           agents
                             as a % of the        as a % of the        as a % of the
                            offering price       net asset value      offering price
  Amount you bought           per share            per share            per share
$0-$99,999                     3.25%                3.36%                  3.00%
$100,000- $249,999             2.50%                2.56%                  2.25%
$250,000- $499,999             2.00%                2.04%                  1.75%
$500,000- $999,999             1.50%                1.53%                  1.25%
$1,000,000 or more             0.00%                0.00%                  1.00%(1)


Nations Government Securities Fund
Nations U.S. Government Bond Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund

                                                                          Amount
                                                                         retained
                                                                        by selling
                             Sales charge          Sales charge           agents
                             as a % of the        as a % of the        as a % of the
                            offering price       net asset value      offering price
  Amount you bought           per share            per share            per share
$0-$49,999                     4.75%                4.99%                  4.25%
$50,000-$99,999                4.50%                4.71%                  4.00%
$100,000-$249,999              3.50%                3.63%                  3.00%
$250,000-$499,999              2.50%                2.56%                  2.25%
$500,000-$999,999              2.00%                2.04%                  1.75%
$1,000,000 or more             0.00%                0.00%                  1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25%
         on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

        Contingent deferred sales charge
        If you own or buy $1,000,000 or more of Investor A Shares, there are two situations when you'll pay a CDSC:

        o If you bought your shares before August 1, 1999, and you sell them:

          o during the first year you own them, you'll pay a CDSC of 1.00%

          o during the second year you own them, you'll pay a CDSC of 0.50%

        o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.


        The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.


        You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


[GRAPHIC]
        About Investor B Shares


        You can buy up to $250,000 of Investor B Shares at a time. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them. Investor B Shares are not available for Nations Short-Term Income Fund.


        Contingent deferred sales charge
        You'll pay a CDSC when you sell your Investor B Shares, unless:

        o you bought the shares on or after January 1, 1996 and before August 1, 1997

        o you received the shares from reinvested distributions

        o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 57

        The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.


Nations Short-Intermediate Government Fund
Nations Intermediate Bond Fund
Nations Bond Fund


If you sell your shares
during the following year:                                 You'll pay a CDSC of:
---------------------------------   --------------------------------------------------------------------
                                                                                   Shares
                                                                                     you
                                                                                   bought       Shares
                                       Shares                                    on or after     you
                                     you bought    Shares you bought between      1/1/1996      bought
                                        after       8/1/1997 and 11/15/1998      and before     before
                                     11/15/1998    in the following amounts:      8/1/1997    1/1/1996
                                    ------------   --------------------------   ------------  --------
                                                                    $500,000-
                                                    $0-$499,999     $999,999
 the first year you own them           3.0%            3.0%           2.0%          none          4.0%
 the second year you own them          3.0%            2.0%           1.0%          none          3.0%
 the third year you own them           2.0%            1.0%           none          none          3.0%
 the fourth year you own them          1.0%            none           none          none          2.0%
 the fifth year you own them           none            none           none          none          2.0%
 the sixth year you own them           none            none           none          none          1.0%
 after six years of owning them        none            none           none          none          none


Nations Government Securities Fund
Nations U.S. Government Bond Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund


If you sell your shares
during the following year:                                 You'll pay a CDSC of:
--------------------------------- -----------------------------------------------------------------------
                                                                                      Shares
                                                                                        you
                                                                                      bought      Shares
                                     Shares                                         on or after    you
                                   you bought       Shares you bought between        1/1/1996     bought
                                      after          8/1/1997 and 11/15/1998        and before    before
                                   11/15/1998       in the following amounts:        8/1/1997    1/1/1996
                                  ------------ ----------------------------------- ------------  ---------
                                                              $250,000-  $500,000-
                                                $0-$249,999   $499,999   $999,999
 the first year you own them         5.0%          4.0%         3.0%       2.0%        none        5.0%
 the second year you own them        4.0%          3.0%         2.0%       1.0%        none        4.0%
 the third year you own them         3.0%          3.0%         1.0%       none        none        3.0%
 the fourth year you own them        3.0%          2.0%         none       none        none        2.0%
 the fifth year you own them         2.0%          1.0%         none       none        none        2.0%
 the sixth year you own them         1.0%          none         none       none        none        1.0%
 after six years of owning them      none          none         none       none        none        none

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


        Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

About the conversion feature
Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:


Nations Short-Intermediate Government Fund
Nations Intermediate Bond Fund
Nations Bond Fund


                                     Will convert to Investor A Shares
Investor B Shares you bought            after you've owned them for
after November 15, 1998                        eight years
between August 1, 1997
and November 15, 1998
$0-$249,999                                     six years
$250,000-$499,999                               six years
$500,000-$999,999                               five years
 before August 1, 1997                          six years


Nations Government Securities Fund
Nations U.S. Government Bond Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund


                                       Will convert to Investor A Shares
Investor B Shares you bought              after you've owned them for
after November 15, 1998                          eight years
between August 1, 1997
and November 15, 1998
$0-$249,999                                    nine years
$250,000-$499,999                              six years
$500,000-$999,999                              five years
 before August 1, 1997                         eight years

The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

Here's how the conversion works:

  o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

  o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

  o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

  o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Funds Money Market Fund.

  o Conversions are free from federal tax.

[GRAPHIC]
        About Investor C Shares

        There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.


        Contingent deferred sales charge
        You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        o you received the shares from reinvested distributions

        o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 57


        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


        Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.



[GRAPHIC]
             Please contact your investment professional for more information about reductions and waivers of sales charges.

             You should tell your investment professional that you may qualify for a reduction or a waiver before buying shares.

             We can change or cancel these terms at any time. Any change or cancellation applies only to future purchases.


        When you might not have to pay a sales charge


        Front-end sales charges
        (Investor A Shares)


        There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        o Combine purchases you've already made Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.

        o Combine purchases you plan to make By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

          o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

          o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

          o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

          o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

          o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

        o Combine purchases with family members
          You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.

        The following investors can buy Investor A Shares without paying a front-end sales charge:

        o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        o banks, trust companies and thrift institutions, acting as fiduciaries

        o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        o Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

        o registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        o employees or partners of any service provider to the Funds

        o investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        o shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        The following plans can buy Investor A Shares without paying a front-end sales charge:

        o pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

        o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          o have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

          o sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

          o be an employer-sponsored plan with at least 100 eligible participants, or

          o be a participant in an alliance program that has signed an agreement with the Fund or a selling agent


        You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.


        In addition, you can buy Investor A Shares without paying a sales charge if you buy the shares with proceeds from the redemption of shares of a nonaffiliated mutual fund as long as the redemption of the nonaffiliated fund shares occurred within 45 days prior to the purchase of the Investor A Shares. We must receive a copy of the confirmation of the redemption transaction in order for you to avoid paying the sales charge.


        Contingent deferred sales charges
        (Investor A, Investor B and Investor C Shares)


        You won't pay a CDSC on the following transactions:

        o shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

        o the following retirement plan distributions:

          o lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

          o distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

          o a tax-free return of an excess contribution to an IRA

          o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

        o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        o if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        o withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000


        We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America Corporation (and its predecessors) and its affiliates, or by current or former trustees or directors of the Nations Funds or other management companies managed by Bank of America.


        You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC]
             When you sell shares of a mutual, fund, the fund is effectively "buying" them back from you. This is called a redemption.


[GRAPHIC]
         Buying, selling and exchanging shares


 You can invest in the Funds through your selling agent or directly from Nations Funds.


 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.


 You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.


 The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.


 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                          Ways to
                       buy, sell or               How much you can buy,
                         exchange                   sell or exchange                              Other things to know
                    ------------------  ---------------------------------------- ---------------------------------------------------
Buying shares       In a lump sum       minimum initial investment:              There is no limit to the amount you can invest in
                                        o $1,000 for regular accounts            Investor A and C Shares. You can invest up to
                                        o $500 for traditional and Roth IRA      $250,000 in Investor B Shares at a time.
                                          accounts
                                        o $250 for certain fee-based accounts    Investor B Shares are only available to existing
                                        o no minimum for certain retirement      customers of Nations Short-Term Income Fund.
                                          plan accounts like 401(k) plans and
                                          SEP accounts, but other restrictions
                                          apply
                                        minimum additional investment:
                                        o $100 for all accounts
------------------------------------------------------------------------------------------------------------------------------------
                    Using our           minimum initial investment:              You can buy shares monthly, twice a month or
                    Systematic          o $100                                   quarterly, using automatic transfers from your
                    Investment Plan     minimum additional investment:           bank account.
                                        o $50
------------------------------------------------------------------------------------------------------------------------------------
Selling shares      In a lump sum       o you can sell up to $50,000 of your     We'll deduct any CDSC from the amount you're
                                          shares by telephone, otherwise there   selling and send you or your selling agent the
                                          are no limits to the amount you can    balance, usually within three business days of
                                          sell                                   receiving your order.
                                        o other restrictions may apply to        If you paid for your shares with a check that
                                          withdrawals from retirement plan       wasn't certified, we'll hold the sale proceeds
                                          accounts                               when you sell those shares for at least 15 days
                                                                                 after the trade date of the purchase, or until the
                                                                                 check has cleared.
                    ------------------  ---------------------------------------- ---------------------------------------------------
                    Using our           o minimum $25 per withdrawal             Your account balance must be at least $10,000
                    Automatic                                                    to set up the plan. You can make withdrawals
                    Withdrawal Plan                                              monthly, twice a month or quarterly. We'll send
                                                                                 your money by check or deposit it directly to
                                                                                 your bank account. No CDSC is deducted if you
                                                                                 withdraw 12% or less of the value of your
                                                                                 shares in a class.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares   In a lump sum       o minimum $1,000 per exchange            You can exchange your Investor A Shares for
                                                                                 Investor A Shares of any other Nations Fund,
                                                                                 except Index Funds. You won't pay a front-end
                                                                                 sales charge, CDSC or redemption fee on the
                                                                                 shares you're exchanging.
                                                                                 You can exchange your Investor B Shares for:
                                                                                 o Investor B Shares of any other Nations Fund,
                                                                                   except Nations Funds Money Market Funds
                                                                                 o Investor B Shares of Nations Reserves Money
                                                                                   Market Funds
                                                                                 You can exchange your Investor C Shares for:
                                                                                 o Investor C Shares of any other Nations Fund,
                                                                                   except Nations Funds Money Market Funds
                                                                                 o Investor C Shares of Nations Reserves Money
                                                                                   Market Funds
                                                                                 If you received Investor C Shares of a Fund from
                                                                                 an exchange of Investor A Shares of a Managed
                                                                                 Index Fund, you can also exchange these shares
                                                                                 for Investor A Shares of an Index Fund.
                                                                                 You won't pay a CDSC on the shares you're
                                                                                 exchanging.
                    ------------------  ---------------------------------------- ---------------------------------------------------
                    Using our           o minimum $25 per exchange               This feature is not available for Investor B
                    Automatic                                                    Shares. You must already have an investment in
                    Exchange Feature                                             the Funds into which you want to exchange. You
                                                                                 can make exchanges monthly or quarterly.
                    ------------------  ---------------------------------------- ---------------------------------------------------


[GRAPHIC]
             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.


 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.


 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.


 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.


 Here's how telephone orders work:

    o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

    o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

    o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

    o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]
             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by a Fund every business day.


[GRAPHIC]
        Buying shares


        Here are some general rules for buying shares:

          o You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

          o If we don't receive your money within three business days of receiving your order, we'll refuse the order.

          o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

          o Shares purchased are recorded on the books of the Fund. We don't issue certificates.


     Minimum initial investment
     The minimum initial amount you can buy is usually $1,000.


     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

          o $500 for traditional and Roth individual retirement accounts (IRAs)


          o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

          o $100 using our Systematic Investment Plan

          o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
            IRAs), salary reduction IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this


     Minimum additional investment
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

 Systematic Investment Plan
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.


 Here's how the plan works:

    o You can buy shares twice a month, monthly or quarterly.

    o You can choose to have us transfer your money on or about the 15th or the last day of the month.

    o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.



[GRAPHIC]
               For more information
               about telephone orders,
               see page 61.


[GRAPHIC]
        Selling shares


        Here are some general rules for selling shares:

          o We'll deduct any CDSC from the amount you're selling and send you the balance.

          o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

          o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or wire them to your bank account within three business days after the Fund receives your order.

          o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell you shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

          o under certain other circumstances allowed under the 1940 Act


 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.


     Here's how the plan works:

          o Your account balance must be at least $10,000 to set up the plan.

          o If you set up the plan after you've opened your account, your signature must be guaranteed.

          o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

          o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

          o We'll send you a check or deposit the money directly to your bank account.

          o You can cancel the plan by giving your selling agent or us 30 days notice in writing.


 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.



[GRAPHIC]
             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]
        Exchanging shares


        You can sell shares of one Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.


        Here's how exchanges work:

          o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make an exchange into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.

          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.


     Exchanging Investor A Shares
     You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds.


     Here are some rules for exchanging Investor A Shares:

          o You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

          o You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

          o You won't pay a redemption fee on the shares you're exchanging. Any redemption fee will be deducted when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Fund.

          o If you received Investor A Shares of Nations Short-Term Income Fund directly or indirectly from an exchange of Investor B Shares of another Fund, you can exchange these shares for:

            o Investor B Shares of any other Nations Fund, except Nations Funds
              Money Market Funds; or

            o Investor B Shares of Nations Reserves Money Market Funds.


            A CDSC may apply to the shares you receive from the exchange, and to any Investor B Shares you receive from an exchange of these shares. The CDSC will be based on the period from when you bought your original Investor B Shares until you sell the shares you received from the exchange.

     Exchanging Investor B Shares
     You can exchange Investor B Shares of a Fund for:

          o Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o Investor B Shares of Nations Reserves Money Market Funds


     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.


     If you received Investor C Shares of a Nations Funds Money Market Fund from an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.


     Exchanging Investor C Shares
     You can exchange Investor C Shares of a Fund for:

          o Investor C Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o Investor C Shares of Nations Reserves Money Market Funds


     If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.


     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.


     If you received Daily Shares of a Nations Funds Money Market Fund through an exchange of Investor C Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.


 Here's how automatic exchanges work:

     o Send your request to PFPC in writing or call 1.800.321.7854.

     o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

     o You must already have an investment in the Funds you want to exchange.

     o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

     o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]
         How selling and servicing agents are paid


 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.


 Commissions
 Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  o up to 4.25% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly


 If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.



[GRAPHIC]
             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.


             The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 under the 1940 Act.


             Your selling agent may charge other fees for services provided to your account.


 Distribution (12b-1) and shareholder servicing fees
 Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.


 The amount of the fee depends on the class of shares you own:


                                       Maximum annual distribution (12b-1)
                                          and shareholder servicing fees
                                   (as an annual % of average daily net assets)
 Investor A Shares     0.25% combined distribution (12b-1) and shareholder servicing fee(1)
 Investor B Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
 Investor C Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

(1)Nations Short-Term Income Fund pays this fee under a separate servicing plan.


 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.


 The Funds pay these fees to Stephens and to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

 Other compensation
 Selling and servicing agents may also receive:

    o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

    o additional amounts on all sales of shares:

       o up to 1.00% of the offering price per share of Investor A Shares

       o up to 1.00% of the net asset value per share of Investor B Shares

       o up to 1.00% of the net asset value per share of Investor C Shares

    o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.


 BAAI and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]
             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

[GRAPHIC]
         Distributions and taxes


 About distributions
 A mutual fund can make money two ways:


    o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

    o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.


 All of the Funds distribute any net realized capital gain at least once a year. All of the Funds, except Nations Intermediate Bond Fund, declare distributions of net investment income daily and pay them monthly. Nations Intermediate Bond Fund declares and pays distributions of net investment income monthly.


 The distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.


 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.


 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.


 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]
             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.


[GRAPHIC]
               For more information about
               taxes, please see the SAI.


 How taxes affect your investment
 Distributions that come from net investment income, net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income.


 Distributions that come from net capital gain (generally the excess of net long-term capital gain over net short-term capital loss), generally are taxable to you as net capital gain. Corporate shareholders won't be able to deduct any distributions from a Fund when determining their taxable income.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.


 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


 Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

    o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

    o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

    o the IRS informs us that you're otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.


 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities or other property) and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.



[GRAPHIC]
         Financial highlights


 The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations U.S. Government Bond Fund for the period ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Short-Term Income Fund         For a Share outstanding throughout each period

                                                  Year ended       Year ended
Investor A Shares                                  03/31/00         03/31/99
Operating performance:
Net asset value, beginning of period                $9.79            $9.77
Net investment income                                0.54             0.54
Net realized and unrealized gain/(loss) on
 investments                                        (0.28)            0.02
Net increase/(decrease) in net asset value from
 operations                                          0.26             0.56
 Distributions:
Dividends from net investment income                (0.54)           (0.54)
Total dividends and distributions                   (0.54)           (0.54)
Net asset value, end of period                      $9.51            $9.79
Total return++                                       2.76%            5.85%
============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $11,831          $14,652
Ratio of operating expenses to average net assets   0.73%(c)         0.70%(c)
Ratio of net investment income to average net
 assets                                              5.63%            5.50%
Portfolio turnover rate                                62%              64%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      0.88%(c)         1.05%(c)


Investor A Shares                                  Year ended          Year ended       Period ended     Year ended
                                                    03/31/98            03/31/97#       03/31/96(a)#     11/30/95#
Operating performance:
Net asset value, beginning of period                 $9.68                 $9.76            $9.84          $9.48
Net investment income                                 0.54                  0.56             0.19           0.59
Net realized and unrealized gain/(loss) on
 investments                                          0.09                 (0.08)           (0.08)          0.36
Net increase/(decrease) in net asset value from
 operations                                           0.63                  0.48             0.11           0.95
Distributions:
Dividends from net investment income                 (0.54)                (0.56)           (0.19)          (0.59)
Total dividends and distributions                    (0.54)                (0.56)           (0.19)          (0.59)
Net asset value, end of period                       $9.77                 $9.68            $9.76           $9.84
Total return++                                        6.67%                 5.04%            1.13%          10.29%
==================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $13,688               $6,169           $2,810         $2,969
Ratio of operating expenses to average net assets    0.76%(b)(c)           0.75%(b)         0.75%+          0.76%
Ratio of net investment income to average net
 assets                                               5.55%                 5.77%            5.87%+          6.12%
Portfolio turnover rate                                 66%                  172%              73%            224%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.06%(c)              1.05%            1.08%+          1.06%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Short-Term Income Fund           For a Share outstanding throughout each period

                                                  Year ended       Year ended
Investor B Shares                                 03/31/00         03/31/99
Operating performance:
Net asset value, beginning of period                $9.79            $9.77
Net investment income                                0.51             0.52
Net realized and unrealized gain/(loss) on
 investments                                        (0.28)            0.02
Net increase/(decrease) in net asset value from
 operations                                          0.23             0.54
Distributions:
Dividends from net investment income                (0.51)           (0.52)
Total dividends and distributions                   (0.51)           (0.52)
Net asset value, end of period                      $9.51            $9.79
Total return++                                       2.40%            5.70%
============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $2,914           $5,825
Ratio of operating expenses to average net assets    1.05%(c)         0.85%(c)
Ratio of net investment income to average net
 assets                                              5.31%            5.35%
Portfolio turnover rate                                62%              64%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.63%(c)         1.80%(c)

Investor B Shares                                 Year ended            Year ended     Period ended     Year ended
                                                   03/31/98              03/31/97#     03/31/96(a)#     11/30/95#
Operating performance:
Net asset value, beginning of period                 $9.68                 $9.76            $9.84          $9.48
Net investment income                                 0.53                  0.55             0.19           0.57
Net realized and unrealized gain/(loss) on
 investments                                          0.09                 (0.08)           (0.08)          0.36
Net increase/(decrease) in net asset value from
 operations                                           0.62                  0.47             0.11           0.93
Distributions:
Dividends from net investment income                 (0.53)                (0.55)           (0.19)          (0.57)
Total dividends and distributions                    (0.53)                (0.55)           (0.19)          (0.57)
Net asset value, end of period                       $9.77                 $9.68            $9.76           $9.84
Total return++                                        6.51%                 4.89%            1.08%          10.10%
==================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $4,602                $5,536           $7,339         $8,873
Ratio of operating expenses to average net assets    0.91%(b)(c)           0.90%(b)         0.90%+          0.91%
Ratio of net investment income to average net
 assets                                               5.40%                 5.62%            5.72%+          5.97%
Portfolio turnover rate                                 66%                  172%              73%            224%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.21%(c)              1.20%            1.23%+          1.21%

                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Short-Term Income Fund                    For a Share outstanding throughout each period

                                                    Year ended       Year ended
Investor C Shares                                    03/31/00         03/31/99
Operating performance:
Net asset value, beginning of period                    $9.79            $9.77
Net investment income                                    0.47             0.52
Net realized and unrealized gain/(loss) on
 investments                                            (0.28)            0.02
Net increase/(decrease) in net asset value from
 operations                                              0.19             0.54
Distributions:
Dividends from net investment income                    (0.47)           (0.52)
Total dividends and distributions                       (0.47)           (0.52)
Net asset value, end of period                          $9.51            $9.79
Total return++                                           1.97%            5.64%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $987           $1,744
Ratio of operating expenses to average net assets        1.50%(c)         1.01%(c)
Ratio of net investment income to average net assets    4.86%            5.19%
Portfolio turnover rate                                    62%              64%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.63%(c)         1.80%(c)

Investor C Shares                                      Year ended          Year ended       Period ended    Year ended
                                                        03/31/98            03/31/97#       03/31/96(a)#     11/30/95#
Operating performance:
Net asset value, beginning of period                     $9.68                 $9.76            $9.84          $9.48
Net investment income                                     0.53                  0.55             0.19           0.57
Net realized and unrealized gain/(loss) on
 investments                                              0.09                 (0.08)           (0.08)          0.36
Net increase/(decrease) in net asset value from
 operations                                               0.62                  0.47             0.11           0.93
Distributions:
Dividends from net investment income                     (0.53)                (0.55)           (0.19)          (0.57)
Total dividends and distributions                        (0.53)                (0.55)           (0.19)          (0.57)
Net asset value, end of period                           $9.77                 $9.68            $9.76           $9.84
Total return++                                            6.51%                 4.89%            1.07%          10.08%
======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $2,992                $4,063           $6,121         $6,056
Ratio of operating expenses to average net assets        0.91%(b)(c)           0.90%(b)         0.90%+          0.91%
Ratio of net investment income to average net assets     5.40%                 5.62%            5.72%+          5.97%
Portfolio turnover rate                                    66%                  172%              73%            224%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.21%(c)              1.20%            1.23%+          1.21%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



Nations Short-Intermediate
Government Fund                                     For a Share outstanding throughout each period


                                                    Year ended       Year ended     Year ended
Investor A Shares                                    03/31/00         03/31/99       03/31/98
Operating performance:
Net asset value, beginning of period                   $4.10            $4.12              $3.99
Net investment income                                   0.22             0.21               0.22
Net realized and unrealized gain/(loss) on
 investments                                           (0.16)           (0.02)              0.13
Net increase/(decrease) in net asset value from
 operations                                             0.06             0.19               0.35
Distributions:
Dividends from net investment income                   (0.22)           (0.21)             (0.22)
Distributions from net realized capital gains             --               --                 --
Total dividends and distributions                      (0.22)           (0.21)             (0.22)
Net asset value, end of period                         $3.94            $4.10              $4.12
Total return++                                         1.43%            4.76%               8.89%
=================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $45,341          $44,793           $49,478
Ratio of operating expenses to average net assets      0.80%(d)         0.78%(d)            0.81%
Ratio of net investment income to average net assets   5.39%            5.16%               5.33%
Portfolio turnover rate                                 177%             242%                538%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.90%(d)         1.03%(d)            1.01%



Investor A Shares                                    Year ended            Period ended      Year ended
                                                      03/31/97#             03/31/96(b)#       11/30/95#
Operating performance:
Net asset value, beginning of period                    $4.07                  $4.14           $3.93
Net investment income                                    0.22                   0.07            0.23
Net realized and unrealized gain/(loss) on
 investments                                            (0.08)                 (0.07)           0.21
Net increase/(decrease) in net asset value from
 operations                                              0.14                   0.00            0.44
Distributions:
Dividends from net investment income                    (0.22)                 (0.07)(a)       (0.23)(a)
Distributions from net realized capital gains              --                     --              --
Total dividends and distributions                       (0.22)                 (0.07)          (0.23)
Net asset value, end of period                          $3.99                  $4.07           $4.14
Total return++                                           3.51%                  0.00%##        11.48%
========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $42,468                $57,381          $64,848
Ratio of operating expenses to average net assets      0.83%(c)(d)              0.83%+            0.80%
Ratio of net investment income to average net assets     5.53%                   5.12%+           5.68%
Portfolio turnover rate                                  529%                    189%             328%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.03%(d)                1.06%+           1.00%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than 0.01%.
                           (a) Includes distribution in excess of less than $0.01 per share.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Short-Intermediate
Government Fund                                       For a Share outstanding through each period

                                                      Year ended       Year ended     Year ended
Investor B Shares                                      03/31/00         03/31/99       03/31/98
Operating performance:
Net asset value, beginning of period                   $4.10            $4.12            $3.99
Net investment income                                   0.19             0.19             0.20
Net realized and unrealized gain/(loss) on
 investments                                           (0.16)           (0.02)            0.13
Net increase/(decrease) in net asset value from
 operations                                             0.03             0.17             0.33
Distributions:
Dividends from net investment income                   (0.19)           (0.19)           (0.20)
Distributions from net realized capital gains             --               --               --
Total dividends and distributions                      (0.19)           (0.19)           (0.20)
Net asset value, end of period                         $3.94            $4.10            $4.12
Total return++                                         0.70%            4.14%             8.35%
=================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $8,400           $9,591           $9,815
Ratio of operating expenses to average net assets      1.51%(d)         1.38%(d)          1.34%
Ratio of net investment income to average net assets    4.68%            4.56%            4.80%
Portfolio turnover rate                                 177%             242%              538%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.65%(d)         1.78%(d)          1.54%

Investor B Shares                                    Year ended             Period ended       Year ended
                                                      03/31/97#             03/31/96(b)#        11/30/95#
Operating performance:
Net asset value, beginning of period                    $4.07                   $4.14            $3.93
Net investment income                                    0.20                    0.07             0.21
Net realized and unrealized gain/(loss) on
 investments                                            (0.08)                  (0.07)            0.21
Net increase/(decrease) in net asset value from
 operations                                              0.12                    0.00             0.42
Distributions:
Dividends from net investment income                    (0.20)                  (0.07)(a)        (0.21)(a)
Distributions from net realized capital gains              --                      --               --
Total dividends and distributions                       (0.20)                  (0.07)           (0.21)
Net asset value, end of period                          $3.99                   $4.07            $4.14
Total return++                                           3.10%                  (0.13)%          11.02%
======================================================  =======                ========         ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $10,788                $13,789          $14,893
Ratio of operating expenses to average net assets       1.23%(c)(d)             1.23%+           1.20%
Ratio of net investment income to average net assets     5.13%                   4.72%+           5.28%
Portfolio turnover rate                                  529%                    189%             328%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.43%(d)                1.46%+           1.40%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Includes distribution in excess of less than $0.01 per share.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


Nations Short-Intermediate
Government Fund                                       For a Share outstanding throughout each period

                                                      Year ended       Year ended     Year ended
Investor C Shares                                      03/31/00         03/31/99       03/31/98
Operating performance:
Net asset value, beginning of period                   $4.09            $4.12            $3.99
Net investment income                                   0.19             0.19             0.20
Net realized and unrealized gain/(loss) on
 investments                                           (0.16)           (0.03)            0.13
Net increase/(decrease) in net asset value from
 operations                                             0.03             0.16             0.33
Distributions:
Dividends from net investment income                   (0.19)           (0.19)            (0.20)
Distributions from net realized capital gains             --               --                --
Total dividends and distributions                      (0.19)           (0.19)            (0.20)
Net asset value, end of period                         $3.93            $4.09             $4.12
Total return++                                         0.74%            4.05%             8.45%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $661           $1,190           $1,808
Ratio of operating expenses to average net assets      1.54%(d)        1.34%(d)          1.31%
Ratio of net investment income to average net assets    4.65%           4.60%            4.83%
Portfolio turnover rate                                  177%            242%             538%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.65%(d)         1.78%(d)          1.51%


Investor C Shares                                    Year ended             Period ended      Year ended
                                                      03/31/97#             03/31/96(b)#       11/30/95#
Operating performance:
Net asset value, beginning of period                    $4.07                  $4.14            $3.93
Net investment income                                    0.21                   0.07             0.22
Net realized and unrealized gain/(loss) on
 investments                                            (0.08)                  (0.07)            0.21
Net increase/(decrease) in net asset value from
 operations                                              0.13                    0.00             0.43
Distributions:
Dividends from net investment income                    (0.21)                  (0.07)(a)        (0.22)(a)
Distributions from net realized capital gains              --                      --               --
Total dividends and distributions                       (0.21)                  (0.07)           (0.22)
Net asset value, end of period                          $3.99                   $4.07            $4.14
Total return++                                           3.21%                  (0.10)%          11.15%
========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $8,334                 $11,820          $13,206
Ratio of operating expenses to average net assets       1.13%(c)(d)             1.13%+           1.10%
Ratio of net investment income to average net assets     5.23%                   4.82%+           5.38%
Portfolio turnover rate                                  529%                    189%             328%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.33%(d)                1.36%+           1.30%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Includes distribution in excess of less than $0.01 per share.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Securities
Fund                                                 For a Share outstanding throughout each period

                                                     Year ended       Year ended
Investor A Shares                                     03/31/00         03/31/99#
Operating performance:
Net asset value, beginning of period                     $9.86            $9.90
Net investment income                                     0.57             0.56
Net realized and unrealized gain/(loss) on
 investments                                            (0.50)           (0.05)
Net increase/(decrease) in net asset value from
 operations                                              0.07             0.51
Distributions:
Dividends from net investment income                    (0.56)           (0.55)
Distributions in excess of net investment income           --               --
Distributions from capital                                 --               --
Total dividends and distributions                       (0.56)           (0.55)
Net asset value, end of period                           $9.37           $9.86
Total return++                                           0.80%            5.16%
================================================================================
Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000's)                    $57,485          $19,167
Ratio of operating expenses to average net assets        1.03%(c)         0.98%(d)
Ratio of net investment income to average net assets     5.92%            5.45%
Portfolio turnover rate                                   348%             600%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.15%            1.09%(d)

Investor A Shares                                      Year ended          Year ended     Period ended   Year ended
                                                        03/31/98            03/31/97#     03/31/96(a)#   05/31/95#
Operating performance:
Net asset value, beginning of period                     $9.39                 $9.67              $9.86          $9.80
Net investment income                                     0.52                  0.58               0.50           0.61
Net realized and unrealized gain/(loss) on
 investments                                              0.51                 (0.30)             (0.19)          0.06
Net increase/(decrease) in net asset value from
 operations                                               1.03                  0.28               0.31           0.67
Distributions:
Dividends from net investment income                     (0.52)                (0.56)             (0.48)          (0.57)
Distributions in excess of net investment income            --                    --              (0.02)             --
Distributions from capital                                  --                 (0.00)(b)             --           (0.04)
Total dividends and distributions                        (0.52)                (0.56)             (0.50)          (0.61)
Net asset value, end of period                           $9.90                 $9.39              $9.67           $9.86
Total return++                                           11.37%                 2.92%              3.20%           7.29%
=======================================================================================================================
Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000's)                      $8,509                $9,852            $11,662        $10,928
Ratio of operating expenses to average net assets         1.10%(c)(d)           1.05%              1.05%+          1.01%
Ratio of net investment income to average net assets      5.38%                 6.03%              6.11%+          6.44%
Portfolio turnover rate                                    303%                  468%               199%            413%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.24%(d)              1.19%              1.20%+          1.19%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year ended changed to March 31. Prior to this, the fiscal year ended was May 31.
                           (b) Amount represents less than $0.01.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Securities
Fund                                                For a Share outstanding throughout each period

                                                      Year ended       Year ended
Investor B Shares*                                     03/31/00         03/31/99#
Operating performance:
Net asset value, beginning of period                     $9.86            $9.90
Net investment income                                     0.49             0.49
Net realized and unrealized gain/(loss) on
 investments                                            (0.48)           (0.04)
Net increase/(decrease) in net asset value from
 operations                                              0.01             0.45
Distributions:
Dividends from net investment income                    (0.49)           (0.49)
Distributions in excess of net investment income           --               --
Distributions from capital                                 --               --
Total dividends and distributions                       (0.49)           (0.49)
Net asset value, end of period                          $9.38            $9.86
Total return++                                           0.22%            4.53%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $26,988          $30,109
Ratio of operating expenses to average net assets        1.72%(c)         1.58%(d)
Ratio of net investment income to average net assets     5.23%            4.85%
Portfolio turnover rate                                   348%             600%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.90%            1.84%(d)



Investor B Shares*                                     Year ended             Year ended      Period ended    Year ended
                                                        03/31/98               03/31/97#      03/31/96(a)#     05/31/95#
Operating performance:
Net asset value, beginning of period                      $9.39                  $9.67            $9.86          $9.80
Net investment income                                      0.47                   0.54             0.47           0.58
Net realized and unrealized gain/(loss) on
 investments                                              0.51                   (0.30)           (0.19)          0.06
Net increase/(decrease) in net asset value from
 operations                                               0.98                    0.24             0.28           0.64
Distributions:
Dividends from net investment income                     (0.47)                  (0.52)           (0.45)          (0.54)
Distributions in excess of net investment income            --                      --            (0.02)             --
Distributions from capital                                 --                   (0.00)(b)            --           (0.04)
Total dividends and distributions                        (0.47)                  (0.52)           (0.47)          (0.58)
Net asset value, end of period                           $9.90                   $9.39            $9.67          $9.86
Total return++                                           10.78%                   2.51%            2.85%           6.86%
=======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $32,391                $38,807          $50,958        $56,155
Ratio of operating expenses to average net assets         1.63%(c)(d)             1.45%            1.45%+          1.41%
Ratio of net investment income to average net assets      4.85%                   5.63%            5.71%+          6.04%
Portfolio turnover rate                                    303%                    468%             199%            413%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.77%(d)                1.59%            1.60%+          1.59%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) Amount represents less than $0.01.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Securities
Fund                                                For a Share outstanding throughout each period

                                                     Year ended       Year ended
Investor C Shares                                     03/31/00         03/31/99#
Operating performance:
Net asset value, beginning of period                    $9.86            $9.90
Net investment income                                    0.49             0.49
Net realized and unrealized gain/(loss) on
 investments                                            (0.52)           (0.04)
Net increase/(decrease) in net asset value from
 operations                                             (0.03)            0.45
Distributions:
Dividends from net investment income                    (0.49)           (0.49)
Distributions in excess of net investment income           --               --
Distributions from capital                                 --               --
Total dividends and distributions                       (0.49)           (0.49)
Net asset value, end of period                          $9.34            $9.86
Total return++                                          (0.22)%           4.52%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $238             $213
Ratio of operating expenses to average net assets        1.78%(c)         1.59%(d)
Ratio of net investment income to average net assets    5.17%            4.84%
Portfolio turnover rate                                  348%             600%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.90%            1.84%(d)

Investor C Shares                                      Year ended           Year ended      Period ended    Year ended
                                                         03/31/98            03/31/97#      03/31/96(a)#     05/31/95#
Operating performance:
Net asset value, beginning of period                     $9.39                 $9.67            $9.86          $9.80
Net investment income                                     0.48                  0.55             0.47           0.57
Net realized and unrealized gain/(loss) on
 investments                                              0.51                 (0.30)           (0.19)          0.06
Net increase/(decrease) in net asset value from
 operations                                               0.99                  0.25             0.28           0.63
Distributions:
Dividends from net investment income                     (0.48)                (0.53)           (0.45)          (0.53)
Distributions in excess of net investment income            --                    --            (0.02)             --
Distributions from capital                                  --                 (0.00)(b)           --           (0.04)
Total dividends and distributions                        (0.48)                (0.53)           (0.47)          (0.57)
Net asset value, end of period                           $9.90                 $9.39            $9.67           $9.86
Total return++                                           10.84%                 2.67%            2.83%           6.76%
======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $735                $1,835           $2,558         $2,945
Ratio of operating expenses to average net assets         1.58%(c)(d)           1.30%            1.48%+          1.51%
Ratio of net investment income to average net assets      4.90%                 5.78%            5.68%+          5.94%
Portfolio turnover rate                                    303%                  468%             199%            413%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.72%(d)              1.44%            1.63%+          1.69%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) Amount represents less than $0.01.
                           (c) The effect of interest expense on the operating
                            expense ratio was less than 0.01%.
                           (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations U.S. Government Bond
Fund(d)                                            For a Share outstanding throughout each period

                                                    Year ended             Year ended
Investor A Shares                                    03/31/00               03/31/99#
Operating performance:
Net asset value, beginning of period                  $10.08                $10.37
Net investment income                                   0.47                  0.50
Net realized and unrealized gain/(loss) on
 investments                                          (0.56)                 0.07
Net increase/(decrease) in net asset value from
 operations                                           (0.09)                 0.57
Distributions:
Dividends from net investment income                  (0.47)                (0.50)
Distributions from net realized capital gains         (0.01)                (0.36)
Total dividends and distributions                     (0.48)                (0.86)
Net asset value, end of period                        $9.51                $10.08
Total return ++                                      (0.80)%                 5.57%
====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $2,139                 $2,311
Ratio of operating expenses to average net assets    1.13%(a)(c)            0.84%(a)(c)
Ratio of net investment income to average net
 assets                                                 4.89%                  4.81%
Portfolio turnover rate                                 296%                   270%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.27%(a)               1.12%(a)

Investor A Shares                                 Period ended       Period ended    Year ended  Year ended
                                                    03/31/98*          05/16/97       08/31/96   08/31/95(b)
Operating performance:
Net asset value, beginning of period                 $10.20             $10.54        $11.19      $10.48
Net investment income                                  0.46               0.39          0.59        0.37
Net realized and unrealized gain/(loss) on
 investments                                           0.30               0.17         (0.20)       0.71
Net increase/(decrease) in net asset value from
 operations                                            0.76               0.56          0.39        1.08
Distributions:
Dividends from net investment income                 (0.46)              (0.39)        (0.59)      (0.37)
Distributions from net realized capital gains        (0.13)              (0.51)        (0.45)         --
Total dividends and distributions                    (0.59)              (0.90)        (1.04)      (0.37)
Net asset value, end of period                       $10.37              $10.20        $10.54     $11.19
Total return ++                                       7.51%               5.44%          3.44%    10.41%
=========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,927              $734         $632         $87
Ratio of operating expenses to average net assets     0.85%+(a)          0.87%+        0.85%       0.82%+
Ratio of net investment income to average net
 assets                                                5.01%+             5.35%+        5.44%       5.76%+
Portfolio turnover rate                                 188%                58%           87%        132%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.11%+(a)          1.07%+        1.07%       1.12%+

                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot U.S. Government Securities Fund's Class A Shares, which were reorganized into the Investor A Shares of U.S. Government Bond Fund as of May 23, 1997.
                           + Annualized
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Investor A Shares commenced operations on February 7, 1995.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) Prior to February 14, 2000, the investment sub-adviser to U.S. Government Bond was Boatmen's Capital Management, Inc. Effective February 14, 2000, the investment sub-adviser to U.S. Government Bond became Banc of America Capital Management, Inc.

Nations U.S. Government Bond
Fund(d)                                            For a Share outstanding throughout each period

                                                    Year ended              Year ended
Investor B Shares                                    03/31/00                03/31/99#
Operating performance:
Net asset value, beginning of period                   $10.08                  $10.37
Net investment income                                    0.41                    0.44
Net realized and unrealized gain/(loss) on
 investments                                            (0.56)                   0.07
Net increase/(decrease) in net asset value from
 operations                                             (0.15)                   0.51
Distributions:
Dividends from net investment income                    (0.41)                  (0.44)
Distributions from net realized capital gains           (0.01)                  (0.36)
Total dividends and distributions                       (0.42)                  (0.80)
Net asset value, end of period                          $9.51                  $10.08
Total return++                                          (1.48)%                  4.93%
======================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $7,673                  $6,779
Ratio of operating expenses to average net assets    1.82%(a) (c)            1.44%(a)(c)
Ratio of net investment income to average net
 assets                                                4.18%                   4.21%
Portfolio turnover rate                                 296%                    270%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.02%(a)                1.87%(a)

Investor B Shares                                 Period ended      Period ended    Year ended    Period ended
                                                    03/31/98*          05/16/97       08/31/96     08/31/95(b)
Operating performance:
Net asset value, beginning of period                 $10.19             $10.52        $11.19      $10.05
Net investment income                                  0.41               0.34          0.51        0.46
Net realized and unrealized gain/(loss) on
 investments                                           0.31               0.18        ( 0.22)       1.14
Net increase/(decrease) in net asset value from
 operations                                            0.72               0.52          0.29        1.60
Distributions:
Dividends from net investment income                 (0.41)              (0.34)        (0.51)      (0.46)
Distributions from net realized capital gains        (0.13)              (0.51)        (0.45)         --
Total dividends and distributions                    (0.54)              (0.85)        (0.96)      (0.46)
Net asset value, end of period                       $10.37             $10.19        $10.52      $11.19
Total return++                                        7.14%               4.99%         2.43%      16.19%
=========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,004             $1,529        $1,237      $146
Ratio of operating expenses to average net assets    1.40%+(a)           1.62%+         1.65%      1.62%+
Ratio of net investment income to average net
 assets                                                4.46%+             4.60%+        4.60%       5.19%+
Portfolio turnover rate                                188%                58%            87%       132%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.66%+(a)          1.77%+        1.82%       1.87%+

                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot U.S. Government Securities Fund's Class B Shares which were reorganized into the U.S. Government Bond Fund Investor B Shares as of May 23, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Investor B Shares commenced operations on November 10, 1994.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) Prior to February 14, 2000, the investment sub-adviser to U.S. Government Bond was Boatmen's Capital Management, Inc. Effective February 14, 2000, the investment sub-adviser to U.S. Government Bond became Banc of America Capital Management, Inc.


Nations U.S. Government Bond
Fund(d)                                              For a Share outstanding throughout each period

Investor C Shares                                     Year ended               Year ended              Period ended
                                                        03/31/00                03/31/99#               03/31/98(b)
Operating performance:
Net asset value, beginning of period                     $ 10.08                  $10.37                  $10.41
Net investment income                                      0.39                     0.44                    0.25
Net realized and unrealized gain/(loss) on
 investments                                              (0.56)                    0.07                    0.09
Net increase/(decrease) in net asset value from
 operations                                               (0.17)                    0.51                    0.34
Distributions:
Dividends from net investment income                      (0.39)                   (0.44)                  (0.25)
Distributions from net realized capital gains             (0.01)                   (0.36)                  (0.13)
Total dividends and distributions                         (0.40)                   (0.80)                  (0.38)
Net asset value, end of period                            $9.51                   $10.08                  $10.37
Total return++                                            (1.67)%                   5.13%                   3.50%
=====================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $1,103                   $1,255                  $1,332
Ratio of operating expenses to average net assets       1.88%(a)(c)              1.34%(a)(c)              1.45%+(a)
Ratio of net investment income to average net
 assets                                                    4.12%                    4.31%                   4.41%+
Portfolio turnover rate                                     296%                     270%                    188%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             2.02%(a)                 1.87%(a)                1.71%+(a)

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Investor C Shares commenced operations on September 19, 1997.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) Prior to February 14, 2000, the investment sub-adviser to U.S. Government Bond was Boatmen's Capital Management, Inc. Effective February 14, 2000, the investment sub-adviser to U.S. Government Bond became Banc of America Capital Management, Inc.

Nations Intermediate Bond Fund                   For a Share outstanding throughout each period

                                                 Period ended   Period ended    Year ended  Year ended  Year ended    Year ended
Investor A Shares*                                 03/31/00       05/14/99        02/28/99    02/28/98   02/28/97**    02/29/96
Operating performance:
Net asset value, beginning of period                  $9.50         $9.52          $9.69       $9.54       $9.75        $9.44
Net investment income                                  0.46          0.10           0.50        0.49        0.52         0.59
Net realized and unrealized gain (loss) on
 investments                                           0.34)        (0.04)         (0.03)      0.20        (0.15)       0.33
Net increase in net asset value from operations        0.12          0.06           0.47        0.69        0.37         0.92
 Distributions:
Dividends from net investment income                  (0.47)        (0.08)         (0.53)      (0.51)      (0.52)       (0.59)
Distributions from net realized capital gains            --            --          (0.11)      (0.03)      (0.06)       (0.02)
Total dividends and distributions                     (0.47)        (0.08)         (0.64)      (0.54)      (0.58)       (0.61)
Net asset value, end of period                        $9.15         $9.50          $9.52       $9.69       $9.54        $9.75
Total return++                                         1.34%         0.66%          4.89%       7.40%       3.92%       10.45%
==============================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $45,207       $61,412       $63,404     $41,875     $22,937      $13,179
Ratio of operating expenses to average net assets      1.06%+        1.09%+         0.90%       0.90%       0.75%        0.27%
Ratio of net investment income to average net
 assets                                                5.83%+        4.90%+         5.14%       5.50%       5.45%        6.13%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.30%+        1.12%+         0.90%       1.21%       2.26%        5.00%

                           *The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund A Shares, which were reorganized into the Intermediate Bond Investor A Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                           **As of July 22, 1996 the Fund designated the existing series of shares as "A" shares. +Annualized.
                           ++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.


Nations Intermediate Bond Fund                      For a Share outstanding throughout the period

                                                                    Period ended
Investor B Shares                                                    03/31/00*
Operating performance:
Net asset value, beginning of period                                 $9.52
Net investment income                                                 0.22
Net realized and unrealized gain/(loss) on
 investments                                                         (0.36)
Net increase/(decrease) in net asset value from
 operations                                                          (0.14)
Distributions:
Dividends from net investment income                                 (0.25)
Distributions from net realized capital gains                           --
Total dividends and distributions                                    (0.25)
Net asset value, end of period                                       $9.13
Total return ++                                                      1.33%
===============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                 $256
Ratio of operating expenses to average net assets                    1.81%+
Ratio of net investment income to average net assets                 5.08%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                       2.05%+

                           * Intermediate Bond Fund Investor B Shares commenced operations on October 20, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Nations Intermediate Bond Fund                      For a Share outstanding throughout each period

                                                    Period ended    Period ended    Year ended    Year ended    Period ended
Investor C Shares*                                    03/31/00        05/14/99       02/28/99      02/28/98      02/28/97**
Operating performance:
Net asset value, beginning of period                   $9.56           $9.59           $9.72         $9.54         $9.53
Net investment income                                   0.34            0.09            0.46          0.44          0.31
Net realized and unrealized gain/(loss) on
 investments                                           (0.23)          (0.04)             --          0.19          0.07
Net increase in net asset value from operations         0.11            0.05            0.46          0.63          0.38
Distributions:
Dividends from net investment income                   (0.35)          (0.08)           (0.48)        (0.42)       (0.31)
Distributions from net realized capital gains             --              --            (0.11)        (0.03)       (0.06)
Total dividends and distributions                      (0.35)          (0.08)           (0.59)        (0.45)       (0.37)
Net asset value, end of period                         $9.32           $9.56            $9.59         $9.72        $9.54
Total return++                                          1.18%           0.47%            4.76%         6.80%        3.73%
==========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $15            $469             $495          $513         $332
Ratio of operating expenses to average net assets       1.81%+          1.57%+           1.39%         1.39%        1.43%+
Ratio of net investment income to average net
 assets                                                 5.08%+          4.42%+           4.67%         4.99%        5.41%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.05%+          1.84%+           1.65%         1.73%        2.71%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund K Shares, which were reorganized into the Intermediate Bond Investor C Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                           **Intermediate Bond Investor C Shares commenced operations on November 20, 1996.
                           +Annualized.
                           ++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Nations Bond Fund                                  For a Share outstanding throughout each period

                                                   Year ended   Year ended
Investor A Shares                                   03/31/00     03/31/99
Operating performance:
Net asset value, beginning of period                  $9.93     $10.03
Net investment income                                  0.57       0.57
Net realized and unrealized gain/(loss) on
 investments                                           (0.52)   (0.04)
Net increase/(decrease) in net asset value from
 operations                                            0.05       0.53
Distributions:
Dividends from net investment income                   (0.57)   (0.57)
Distributions from net realized capital gains          (0.04)   (0.06)
Distributions from capital                                --       --
Total dividends and distributions                      (0.61)    (0.63)
Net asset value, end of period                         $9.37     $9.93
Total return++                                          0.74%     5.40%
=======================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $23,420    $32,119
Ratio of operating expenses to average net assets       0.90%     0.88%(c)
Ratio of net investment income to average net
 assets                                                 5.97%     5.66%
Portfolio turnover rate                                   63%     107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.94%     1.03%(c)



Investor A Shares                                  Year ended          Year ended        Period ended  Year ended
                                                    03/31/98            03/31/97#         03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                  $9.62                $9.93            $10.22         $9.32
Net investment income                                  0.56                 0.56              0.18          0.57
Net realized and unrealized gain/(loss) on
 investments                                           0.41                (0.20)            (0.29)         0.90
Net increase/(decrease) in net asset value from
 operations                                            0.97                 0.36             (0.11)         1.47
Distributions:
Dividends from net investment income                  (0.56)               (0.56)            (0.18)        (0.57)
Distributions from net realized capital gains            --                (0.11)               --            --
Distributions from capital                               --                (0.00)(b)            --            --
Total dividends and distributions                     (0.56)               (0.67)            (0.18)        (0.57)
Net asset value, end of period                       $10.03                $9.62             $9.93        $10.22
Total return++                                        10.30%                3.70%            (1.11)%       16.22%
=================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $26,054               $6,345           $6,440        $6,662
Ratio of operating expenses to average net assets   0.92%(c)(d)            0.91%(c)         0.92%+         0.91%
Ratio of net investment income to average net
 assets                                                5.66%                5.78%             5.29%+        5.85%
Portfolio turnover rate                                244%                  368%             133%           228%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.03%(d)             1.01%(d)          1.03%+        1.01%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Bond Fund                                   For a Share outstanding throughout each period

                                                      Year ended    Year ended
Investor B Shares                                      03/31/00      03/31/99
Operating performance:
Net asset value, beginning of period                    $9.93       $10.03
Net investment income                                    0.50         0.51
Net realized and unrealized gain/(loss) on
 investments                                            (0.52)       (0.04)
Net increase/(decrease) in net asset value from
 operations                                             (0.02)        0.47
Distributions:
Dividends from net investment income                    (0.50)       (0.51)
Distributions from net realized capital gains           (0.04)       (0.06)
Distributions from capital                                 --           --
Total dividends and distributions                       (0.54)       (0.57)
Net asset value, end of period                          $9.37        $9.93
Total return++                                           0.05%        4.76%
===========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $5,637      $5,440
Ratio of operating expenses to average net assets        1.59%      1.48%(c)
Ratio of net investment income to average net assets     5.28%       5.06%
Portfolio turnover rate                                    63%       107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.69%       1.78%(c)



Investor B Shares                                       Year ended          Year ended       Period ended    Year ended
                                                         03/31/98            03/31/97#        03/31/96(a)      11/30/95
Operating performance:
Net asset value, beginning of period                      $9.62                 $9.93           $10.22         $9.32
Net investment income                                      0.51                  0.52             0.16          0.53
Net realized and unrealized gain/(loss) on
 investments                                               0.41                 (0.20)           (0.29)         0.90
Net increase/(decrease) in net asset value from
 operations                                                0.92                  0.32            (0.13)         1.43
Distributions:
Dividends from net investment income                      (0.51)                (0.52)           (0.16)        (0.53)
Distributions from net realized capital gains                --                 (0.11)              --            --
Distributions from capital                                   --               (0.00)(b)             --            --
Total dividends and distributions                         (0.51)               (0.63)            (0.16)        (0.53)
Net asset value, end of period                           $10.03                $9.62             $9.93        $10.22
Total return++                                             9.73%                3.23%            (1.26)%       15.70%
=====================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $2,662                $2,109           $2,496        $2,578
Ratio of operating expenses to average net assets       1.47%(c)(d)           1.36%(c)          1.37%+        1.36%
Ratio of net investment income to average net assets      5.11%                5.33%             4.84%+        5.40%
Portfolio turnover rate                                   244%                  368%             133%           228%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.58%(d)             1.46%(c)          1.48%+        1.46%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Bond Fund                                      For a Share outstanding throughout each period

                                                       Year ended    Year ended
Investor C Shares                                       03/31/00      03/31/99
Operating performance:
Net asset value, beginning of period                    $9.93       $10.03
Net investment income                                    0.48         0.51
Net realized and unrealized gain/(loss) on
 investments                                            (0.52)       (0.04)
Net increase/(decrease) in net asset value from
 operations                                             (0.04)        0.47
Distributions:
Dividends from net investment income                    (0.48)       (0.51)
Distributions from net realized capital gains           (0.04)       (0.06)
Distributions from capital                                 --           --
Total dividends and distributions                       (0.52)       (0.57)
Net asset value, end of period                          $9.37        $9.93
Total return++                                          (0.24)%       4.90%
===========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $934        $1,137
Ratio of operating expenses to average net assets        1.67%      1.40%(c)
Ratio of net investment income to average net assets     5.20%        5.14%
Portfolio turnover rate                                   63%         107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.69%        1.78%(c)


Investor C Shares                                      Year ended          Year ended        Period ended    Year ended
                                                        03/31/98            03/31/97#         03/31/96(a)      11/30/95
Operating performance:
Net asset value, beginning of period                      $9.62                $9.93            $10.22         $9.32
Net investment income                                      0.52                 0.53              0.17          0.54
Net realized and unrealized gain/(loss) on
 investments                                               0.41                (0.20)            (0.29)         0.90
Net increase/(decrease) in net asset value from
 operations                                                0.93                 0.33             (0.12)         1.44
Distributions:
Dividends from net investment income                      (0.52)               (0.53)            (0.17)        (0.54)
Distributions from net realized capital gains                --                (0.11)              --             --
Distributions from capital                                   --               (0.00)(b)            --             --
Total dividends and distributions                         (0.52)               (0.64)           (0.17)         (0.54)
Net asset value, end of period                           $10.03                $9.62            $9.93         $10.22
Total return++                                             9.87%                3.38%           (1.22)%       15.87%
=====================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $943                 $1,068             $299          $227
Ratio of operating expenses to average net assets      1.42%(c)(d)            1.21%(c)          1.22%+        1.21%
Ratio of net investment income to average net assets      5.16%                5.48%            4.99%+        5.55%
Portfolio turnover rate                                   244%                  368%             133%          228%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.53%(d)              1.31%(c)          1.33%+        1.31%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Strategic Income Fund                       For a Share outstanding throughout each period

                                                     Year ended       Year ended
Investor A Shares                                     03/31/00         03/31/99#
Operating performance:
Net asset value, beginning of period                   $10.31          $10.55
Net investment income                                    0.65            0.63
Net realized and unrealized gain/(loss) on
investments                                             (0.79)          (0.14)
Net increase/(decrease) in net asset value from
 operations                                             (0.14)           0.49
Distributions:
Dividends from net investment income                    (0.65)          (0.63)
Distributions from net realized capital gains           (0.00)(c)       (0.10)
Total dividends and distributions                       (0.65)          (0.73)
Net asset value, end of period                          $9.52          $10.31
Total return++                                          (1.30)%          4.74%
===============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $30,870         $12,954
Ratio of operating expenses to average net assets        0.96%(b)        0.95%(b)
Ratio of net investment income to average net assets      6.55%           6.02%
Portfolio turnover rate                                   107%            94%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.15%(b)        1.05%(b)



Investor A Shares                                    Year ended       Year ended     Period ended    Year ended
                                                      03/31/98        03/31/97#        03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                   $10.11           $10.42           $10.82         $9.67
Net investment income                                    0.63             0.66             0.22          0.71
Net realized and unrealized gain/(loss) on
 investments                                             0.44           (0.18)            (0.40)         1.15
Net increase/(decrease) in net asset value from
 operations                                              1.07            0.48             (0.18)         1.86
Distributions:
Dividends from net investment income                    (0.63)          (0.66)            (0.22)        (0.71)
Distributions from net realized capital gains              --           (0.13)               --            --
Total dividends and distributions                       (0.63)          (0.79)            (0.22)        (0.71)
Net asset value, end of period                         $10.55          $10.11            $10.42        $10.82
Total return++                                          10.80%           4.71%           (1.67)%        19.82%
===============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $11,946          $11,662           $13,332       $13,150
Ratio of operating expenses to average net assets      0.98%(b)         1.00%(b)          1.02%+         1.05%
Ratio of net investment income to average net assets    6.02%            6.48%             6.24%+         6.78%
Portfolio turnover rate                                  203%             278%                69%            96%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.08%(b)         1.10%(b)          1.12%+         1.18%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) Amount represents less than $0.01 per share.




Nations Strategic Income Fund For a Share outstanding throughout each period


                                                       Year ended       Year ended
Investor B Shares                                       03/31/00         03/31/99#
Operating performance:
Net asset value, beginning of period                    $10.31          $10.55
Net investment income                                     0.59            0.57
Net realized and unrealized gain/(loss) on
 investments                                             (0.79)          (0.14)
Net increase/(decrease) in net asset value from
 operations                                              (0.20)           0.43
Distributions:
Dividends from net investment income                     (0.59)          (0.57)
Distributions from net realized capital gains            (0.00)(c)       (0.10)
Total dividends and distributions                        (0.59)          (0.67)
Net asset value, end of period                           $9.52          $10.31
Total return++                                           (1.98)%          4.11%
===============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $55,946         $67,651
Ratio of operating expenses to average net assets       1.65%(b)        1.55%(b)
Ratio of net investment income to average net assets      5.86%           5.42%
Portfolio turnover rate                                   107%            94%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.90%(b)        1.80%(b)


Investor B Shares                                    Year ended       Year ended       Period ended    Year ended
                                                      03/31/98         03/31/97#       03/31/96(a)      11/30/95
Operating performance:
Net asset value, beginning of period                   $10.11           $10.42           $10.82         $9.67
Net investment income                                    0.57             0.61             0.21          0.66
Net realized and unrealized gain/(loss) on
 investments                                             0.44            (0.18)           (0.40)         1.15
Net increase/(decrease) in net asset value from
 operations                                              1.01             0.43            (0.19)         1.81
Distributions:
Dividends from net investment income                    (0.57)           (0.61)           (0.21)        (0.66)
Distributions from net realized capital gains              --            (0.13)              --            --
Total dividends and distributions                       (0.57)           (0.74)           (0.21)        (0.66)
Net asset value, end of period                         $10.55           $10.11           $10.42         $10.82
Total return++                                          10.18%            4.18%           (1.83)%        19.22%
================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $65,248          $70,631           $84,692       $90,887
Ratio of operating expenses to average net assets      1.55%(b)         1.50%(b)           1.52%+        1.55%
Ratio of net investment income to average net assets     5.45%            5.98%             5.74%+         6.28%
Portfolio turnover rate                                  203%             278%                69%            96%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.65%(b)         1.60%(b)          1.62%+         1.68%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) Amount represents less than $0.01 per share.

Nations Strategic Income Fund                     For a Share outstanding throughout each period

                                                   Year ended       Year ended
Investor C Shares                                   03/31/00         03/31/99#
Operating performance:
Net asset value, beginning of period                 $10.31           $10.55
Net investment income                                  0.58             0.57
Net realized and unrealized gain/(loss) on
 investments                                          (0.79)          (0.14)
Net increase/(decrease) in net asset value from
 operations                                           (0.21)            0.43
Distributions:
Dividends from net investment income                  (0.58)           (0.57)
Distributions from net realized capital gains         (0.00)(c)        (0.10)
Total dividends and distributions                     (0.58)           (0.67)
Net asset value, end of period                        $9.52           $10.31
Total return++                                        (2.04)%           4.09%
=============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $1,202           $1,474
Ratio of operating expenses to average net assets    1.71%(b)         1.56%(b)
Ratio of net investment income to average net
 assets                                               5.80%            5.41%
Portfolio turnover rate                               107%              94%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.90%(b)         1.80%(b)

Investor C Shares                                   Year ended      Year ended      Period ended    Year ended
                                                     03/31/98        03/31/97#      03/31/96(a)      11/30/95
Operating performance:
Net asset value, beginning of period                 $10.11           $10.42           $10.82         $9.67
Net investment income                                  0.58             0.63             0.21          0.66
Net realized and unrealized gain/(loss) on
 investments                                           0.44            (0.18)           (0.40)         1.15
Net increase/(decrease) in net asset value from
 operations                                            1.02             0.45            (0.19)         1.81
Distributions:
Dividends from net investment income                  (0.58)           (0.63)           (0.21)        (0.66)
Distributions from net realized capital gains            --            (0.13)              --            --
Total dividends and distributions                     (0.58)           (0.76)           (0.21)        (0.66)
Net asset value, end of period                       $10.55           $10.11           $10.42        $10.82
Total return++                                        10.27%            4.44%           (1.77)%       19.22%
============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $2,090           $3,343           $3,454        $3,582
Ratio of operating expenses to average net assets   1.46%(b)         1.25%(b)         1.33%+        1.55%
Ratio of net investment income to average net
 assets                                               5.54%            6.23%            5.93%+        6.28%
Portfolio turnover rate                               203%             278%              69%            96%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.56%(b)         1.35%(b)         1.43%+        1.68%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) Amount represents less than $0.01 per share.


Nations High Yield Bond Fund                    For a Share outstanding throughout the period

                                                                 Period ended
Investor A Shares                                                 03/31/00*#
Operating performance:
Net asset value, beginning of period                               $10.00
Net investment income                                                0.08
Net realized and unrealized gain (loss) on
 investments                                                        (0.12)
Net increase (decrease) in net asset value from
 operations                                                         (0.04)
Distributions:
Dividends from net investment income                                (0.08)
Distributions from net realized capital gains                        0.00
Total dividends and distributions                                   (0.08)
Net asset value, end of period                                      $9.88
Total return++                                                      (0.33)%
=============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                 $371
Ratio of operating expenses to average net
 assets                                                             1.18%+
Ratio of net investment income to average net
 assets                                                             6.78%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                                    12.91%+

                           * High Yield Bond Fund Investor A Shares commenced operations on February 14, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations High Yield Bond Fund              For a Share outstanding throughout the period

                                                              Period ended
Investor B Shares                                              03/31/00*#
Operating performance:
Net asset value, beginning of period                          $10.00
Net investment income                                           0.07
Net realized and unrealized gain (loss) on
 investments                                                   (0.12)
Net increase (decrease) in net asset value from
 operations                                                    (0.05)
Distributions:
Dividends from net investment income                           (0.07)
Distributions from net realized capital gains                   0.00
Total dividends and distributions                              (0.07)
Net asset value, end of period                                 $9.88
Total return++                                                 (0.47)%
===========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                          $3,426
Ratio of operating expenses to average net
 assets                                                       1.93%+
Ratio of net investment income to average net
 assets                                                       6.03%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                              13.66%+

                           * High Yield Bond Fund Investor B Shares commenced operations on February 14, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations High Yield Bond Fund For a Share outstanding throughout the period

                                                             Period ended
Investor C Shares                                             03/31/00*#
Operating performance:
Net asset value, beginning of period                           $10.02
Net investment income                                            0.04
Net realized and unrealized gain (loss) on
 investments                                                    (0.12)
Net increase (decrease) in net asset value from
 operations                                                     (0.08)
Distributions:
Dividends from net investment income                            (0.07)
Distributions from net realized capital gains                    0.00
Total dividends and distributions                               (0.07)
Net asset value, end of period                                  $9.87
Total return++                                                  (0.76)%
============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                              $59
Ratio of operating expenses to average net
 assets                                                         1.93%+
Ratio of net investment income to average net
 assets                                                         6.03%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                                13.66%+

                           * High Yield Bond Fund Investor C Shares commenced operations on March 7, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

[GRAPHIC]

             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.


[GRAPHIC]
          Terms used in this prospectus

 Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 Collateralized mortgage obligation (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

 Commercial paper - a money market instrument issued by a large company.

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 Corporate obligation - a money market instrument issued by a corporation or commercial bank.

 CS First Boston High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 Dollar roll transaction - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.

 Duration - a measure used to estimate a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Foreign security - a debt or equity security issued by a foreign company or government.

 Forward foreign currency contracts - A forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

 Futures contract - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Directors/Trustees. Please see the SAI for more information about credit ratings.

 High-yield debt security - debt securities that, at the time of investment by the sub-adviser, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined to be of comparable quality.

 Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined dollar principal.

 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.

 Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

 Lehman Aggregate Bond Index - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

 Lehman Government Bond Index - an index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.

 Lehman Government/Corporate Bond Index - an index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested.

 Lehman Intermediate Government Bond Index - an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.

 Lehman Intermediate Treasury Index - an index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested.

 Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 Merrill Lynch 1-3 Year Treasury Index - an index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested.

 Money market instrument - a short-term debt security that matures in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the value of an index such as the S&P 500.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the U.S. Securities and Exchange Commission or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors rather than individuals. Securities acquired through private placements generally may not be resold.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Salomon Brothers Mortgage Index - an index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Settlement date - the date on which an order is settled either by payment or delivery of securities.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

[GRAPHIC]
         Where to find more information


 You'll find more information about the Government & Corporate Bond Funds in the following documents:


        Annual and semi-annual reports
        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.


[GRAPHIC]
        Statement of Additional Information
        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.321.7854

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255


        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
Nations Fund Trust, 811-04305
Nation Fund, Inc., 811-04614                                [Nations Funds Logo]
Nations Funds Trust, 811-09645


BONDPOIX-8/00

[GRAPHIC]

Domestic Stock Funds
Prospectus -- Investor A, B and C Shares
August 1, 2000

Nations Convertible Securities Fund

Nations Balanced Assets Fund

Nations Asset Allocation Fund

Nations Equity Income Fund

Nations Value Fund

Nations Marsico Growth & Income Fund

Nations Blue Chip Fund

Nations Strategic Growth Fund

Nations Capital Growth Fund

Nations Aggressive Growth Fund

Nations Marsico Focused Equities Fund

Nations MidCap Growth Fund

Nations Marsico 21st Century Fund

Nations Small Company Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

------------------------
    Not FDIC Insured
------------------------
     May Lose Value
------------------------
   No Bank Guarantee
------------------------

                                                            [NATIONS FUNDS LOGO]

An overview of the Funds
--------------------------------------------------------------------------------
[GRAPHIC]
             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.
[GRAPHIC]
               You'll find Terms used in
               this prospectus on page 129.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about Nations Funds Domestic Stock and Balanced Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 About the Funds

 Domestic Stock Funds invest primarily in equity securities of U.S. companies. Within Domestic Stock Funds are funds called Balanced Funds. These funds invest in a mix of equity and fixed income securities, as well as money market instruments.

 The Funds also have different risk/return characteristics because they invest in different kinds of securities.

 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk.

 Fixed income securities have the potential to provide you with income. They also have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

 Money market instruments include short-term debt securities that are government issued or guaranteed or have relatively low risk. Over time, the return on these investments may be lower than the return on other kinds of investments.

 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

 Choosing the right Funds for you

 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Domestic Stock Funds focus on long-term growth. They may be suitable for you if:

  o you have longer-term investment goals

  o they're part of a balanced portfolio

  o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

 The Balanced Funds -- Nations Balanced Assets Fund and Nations Asset Allocation Fund -- invest in a mix of equity and fixed income securities, as well as money market instruments. They may be suitable for you if:

  o you're looking for both long-term growth and income

  o you want a diversified portfolio in a single mutual fund


They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 6.

 For more information

 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------
[GRAPHIC]
             Banc of America Advisors, Inc.

             Banc of America Advisors, Inc. (BAAI) is the investment adviser to each of the Funds. BAAI is responsible for the overall management and supervision of the investment management of each Fund. BAAI and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.

[GRAPHIC]
               You'll find more about
               BAAI and the sub-advisers
               starting on page 76.

[GRAPHIC]

About the Funds
Nations Convertible Securities Fund                            6
Sub-adviser: Banc of America Capital Management, Inc.
----------------------------------------------------------------
Nations Balanced Assets Fund                                  11
Sub-adviser: Banc of America Capital Management, Inc.
----------------------------------------------------------------
Nations Asset Allocation Fund                                 17
Sub-advisers: Banc of America Capital Management, Inc. and Chicago Equity Partners LLC
----------------------------------------------------------------
Nations Equity Income Fund                                    22
Sub-adviser: Banc of America Capital Management, Inc.
----------------------------------------------------------------
Nations Value Fund                                            27
Sub-adviser: Banc of America Capital Management, Inc.
----------------------------------------------------------------
Nations Marsico Growth & Income Fund                          31
Sub-adviser: Marsico Capital Management, LLC
----------------------------------------------------------------
Nations Blue Chip Fund                                        37
Sub-adviser: Chicago Equity Partners LLC
----------------------------------------------------------------
Nations Strategic Growth Fund                                 42
Sub-adviser: Banc of America Capital Management, Inc.
----------------------------------------------------------------
Nations Capital Growth Fund                                   46
Sub-adviser: Banc of America Capital Management, Inc.
----------------------------------------------------------------
Nations Aggressive Growth Fund                                51
Sub-adviser: Banc of America Capital Management, Inc.
----------------------------------------------------------------
Nations Marsico Focused Equities Fund                         56
Sub-adviser: Marsico Capital Management, LLC
----------------------------------------------------------------
Nations MidCap Growth Fund                                    61
Sub-adviser: Banc of America Capital Management, Inc.
----------------------------------------------------------------
Nations Marsico 21st Century Fund                             66
Sub-adviser: Marsico Capital Management, LLC
----------------------------------------------------------------
Nations Small Company Fund                                    70
Sub-adviser: Banc of America Capital Management, Inc.
----------------------------------------------------------------
Other important information                                   75
----------------------------------------------------------------
How the Funds are managed                                     76

[GRAPHIC]

About your investment

Information for investors
  Choosing a share class                                82
  Buying, selling and exchanging shares                 91
  How selling and servicing agents are paid             99
  Distributions and taxes                              101
----------------------------------------------------------
Financial highlights                                   103
----------------------------------------------------------
Terms used in this prospectus                          129
----------------------------------------------------------
Where to find more information                  back cover

[GRAPHIC]
             About the sub-adviser

             Banc of America Capital Management, Inc. (BACAP) is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.
[GRAPHIC]
               You'll find more about
               BACAP on page 78.
[GRAPHIC]
             What are convertible securities?

             Convertible securities, which include convertible bonds and convertible preferred stocks, can be exchanged for common stock at a specified rate. The common stock it converts to is called the "underlying" common stock.

             Convertible securities typically:

               o have higher income potential than the underlying common stock

               o are affected less by changes in the stock market than the underlying common stock

               o have the potential to increase in value if the value of the underlying common stock increases

 Nations Convertible Securities Fund

[GRAPHIC]

        Investment objective

        The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in convertible securities mostly issued by U.S. issuers. The Fund may invest up to 15% of its assets in Eurodollar convertible securities.

 Most convertible securities are not investment grade. The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

 The Fund may also invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.

 When identifying individual investments, the team evaluates a number of factors, including:

  o the issuer's financial strength and revenue outlook

  o earnings trends, including changes in earnings estimates

  o the security's conversion feature and other characteristics

 The team diversifies the Fund's assets among different sized companies, tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.
[GRAPHIC]
        Risks and other things to consider

        Nations Convertible Securities Fund has the following risks:

     o Investment strategy risk - The team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

     o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.
[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

        Bar chart appears below:

        1990      -4.31%
        1991      38.24%
        1992      21.34%
        1993      22.71%
        1994      -5.85%
        1995      24.11%
        1996      19.45%
        1997      21.96%
        1998       6.58%
        1999      26.76%

              *Year-to-date return as of June 30, 2000: 9.46%

        Best and worst quarterly returns during this period

        Best: 3rd quarter 1991:             17.59%
        Worst: 3rd quarter 1990:           -12.28%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the First Boston Convertible Index, a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.
                                                                         Since
                                         1 year   5 years  10 years  inception*

        Investor A Shares               19.50%    18.15%     15.62%    15.77%
        Investor B Shares               20.79%       --         --     13.84%
        Investor C Shares               24.95%       --         --     17.35%
        First Boston Convertible Index  42.28%    20.08%     14.84%    14.58

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are September 25, 1987, July 15, 1998 and October 21, 1996, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.
[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                  Investor A     Investor B     Investor C
        (Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                    5.75%          none           none
        Maximum deferred sales charge (load),
        as a % of net asset value                           none(1)        5.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                      0.65%           0.65%        0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                       0.25%           1.00%        1.00%
        Other expenses                                       0.32%           0.32%        0.32%
                                                            -----          --------     --------
        Total annual Fund operating expenses                 1.22%           1.97%        1.97%
                                                            =====          ========     ========

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 83 for details.

     (2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 year     3 years     5 years     10 years
     Investor A Shares     $692       $941        $1,208      $1,970
     Investor B Shares     $700       $918        $1,262      $2,102
     Investor C Shares     $300       $618        $1,062      $2,296

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
     Investor B Shares     $200       $618        $1,062      $2,102
     Investor C Shares     $200       $618        $1,062      $2,296

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Value Strategies Team makes the day-to-day investment decisions for the equity portion of the Fund. Its Fixed Income Management Team makes the day-to-day investment decisions for the fixed income and money market portions of the Fund.
[GRAPHIC]
               You'll find more about
               BACAP on page 78.

[GRAPHIC]
             What is a balanced fund?

             A balanced fund invests in a mix of equity and fixed income securities, and money market instruments.

             Each of these "asset classes" has different risk/return characteristics. Combining them in one fund can help reduce risk and increase returns because at least one asset class should have the potential to be a stronger performer regardless of market conditions.

             Balanced funds like this one can provide a diversified asset mix for you in a single investment.

 Nations Balanced Assets Fund
[GRAPHIC]
        Investment objective

        The Fund seeks total return by investing in equity and fixed income securities.
[GRAPHIC]
        Principal investment strategies

        The Fund invests in a mix of equity and fixed income securities, as well as money market instruments.

 Equity securities the Fund invests in are primarily common stock of established companies believed to be financially strong.

 Fixed income securities normally make up at least 25% of the Fund's assets. Fixed income securities the Fund invests in are primarily bonds, notes and mortgage-backed and asset-backed securities issued by U.S. companies and government entities.

 Money market instruments the Fund invests in are primarily cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses asset allocation as its primary investment approach. The team allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class. The team evaluates:

  o current economic and financial market conditions, including trends in interest rates, in the United States and abroad

  o earnings and dividend prospects for common stocks

  o the overall stability of financial markets

 The team may change the Fund's asset allocation to try to increase returns and reduce risk.

     The team identifies individual investments using the following process:

  o For the equity portion of the Fund, the team evaluates the overall economy, industry conditions, and the financial condition and management of each company, using a process called fundamental analysis.

  o For the fixed income portion of the Fund, the team looks for securities rated investment grade at the time of investment. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

  o For the money market portion of the Fund, the team chooses high-quality securities primarily to provide liquidity.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.

 The team may use various tax strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.
[GRAPHIC]
        Risks and other things to consider

        Nations Balanced Assets Fund has the following risks:

     o Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

     o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

     o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

     o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations Balanced Assets Fund into Nations Asset Allocation Fund. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at special shareholders meetings. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001. At that time, Nations Balanced Assets Fund shares would be exchanged for shares of equal value of a successor to Nations Asset Allocation Fund.
[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.
[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.
[GRAPHIC]
        Bar chart appears below:

        1993        9.71%
        1994       -3.34%
        1995       26.06%
        1996       14.36%
        1997       21.35%
        1998        8.26%
        1999       -0.11%

              *Year-to-date return as of June 30, 2000: -2.05%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1998:             11.21%
        Worst: 3rd quarter 1998:            -9.02%

        Average annual total return as of December 31, 1999

        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indices are not available for investment.
[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The indices' returns do not reflect sales charges.
                                                                       Since
                                           1 year       5 years      inception*

        Investor A Shares                -5.84%       12.25%         9.74%
        Investor B Shares                -5.18%       12.65%         9.92%
        Investor C Shares                -1.85%       12.92%         9.92%
        S&P 500                          21.04%       28.55%        21.54%
        Lehman Aggregate Bond Index      -0.83%        7.73%         6.23%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are October 2, 1992, June 7, 1993, and October 2, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.
[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                              Investor A  Investor B  Investor C
        (Fees paid directly from your investment)        Shares     Shares      Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                 5.75%      none        none
        Maximum deferred sales charge (load),
        as a % of net asset value                          none(1)   5.00%(2)    1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                    0.65%      0.65%      0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                     0.25%      1.00%      1.00%
        Other expenses                                     0.50%      0.50%      0.50%
                                                         ------      ------     ------
        Total annual Fund operating expenses               1.40%      2.15%      2.15%
                                                         ======      ======     ======
        Fee waivers and/or reimbursements                 (0.15)%    (0.15)%     (0.15)%
                                                         ------      ------     ------
        Total net expenses(5)                              1.25%      2.00%     2.00%
                                                         ======      ======     ======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 83 for details.

     (2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001, so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
     Investor A Shares     $697       $981        $1,287      $2,151
     Investor B Shares     $705       $961        $1,342      $2,282
     Investor C Shares     $305       $661        $1,142      $2,472

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
    Investor B Shares     $205       $661        $1,142      $2,282
    Investor C Shares     $205       $661        $1,142      $2,472

[GRAPHIC]
             About the sub-advisers

             This Fund is managed by two sub-advisers: BACAP and Chicago Equity Partners LLC (Chicago Equity). Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the equity portion of the Fund. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the fixed income and money market portions of the Fund.
[GRAPHIC]
               You'll find more about
               BACAP and Chicago
               Equity, starting on
               page 78.
[GRAPHIC]
             What is an asset
             allocation fund?

             This asset allocation fund invests in a mix of equity and fixed income securities, and cash equivalents.

             Each of these "asset classes" has different risk/return characteris-tics. The portfolio management team changes the mix based on its assessment of the expected risks and returns of each class.

             Asset allocation funds like this one can provide a diversified asset mix for you in a single investment.

 Nations Asset Allocation Fund

[GRAPHIC]

        Investment objective

        The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

[GRAPHIC]

        Principal investment strategies

        The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

 The equity securities the Fund invests in are primarily common stock of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The fixed income securities the Fund invests in are primarily investment grade bonds and notes. The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

 For the equity portion of the Fund, the team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 2000 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

  o changes in actual and expected earnings
  o unexpected changes in earnings
  o price-to-earnings ratio
  o dividend discount model
  o price-to-cash flow

 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P SuperComposite 1500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P SuperComposite 1500 while maintaining a level of risk similar to the index.

 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.
[GRAPHIC]
        Risks and other things to consider

        Nations Asset Allocation Fund has the following risks:

     o Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

     o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

     o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

     o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations Asset Allocation Fund into a newly created shell Fund that is substantially identical to the existing Fund. The principal effects of this reorganization would be to bring the assets of Nations Balanced Assets Fund into Nations Asset Allocation Fund and to redomicile the Funds in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholders meeting. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.
[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

        Bar chart appears below:

       1995     26.90%
       1996     15.66%
       1997     21.38%
       1998     21.09%
       1999     11.11%

             *Year-to-date return as of June 30, 2000: 2.01%

        Best and worst quarterly returns during this period

      Best: 4th quarter 1998:             12.77%
      Worst: 3rd quarter 1998:            -4.34%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The indices' returns do not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indices are not available for investment.

                                                                      Since
                                          1 year       5 years      inception*

        Investor A Shares                 4.70%      17.70%        14.41%
        Investor B Shares                 5.29%         --          7.90%
        Investor C Shares                 9.33%         --         16.63%
        S&P 500                          21.04%      28.55%        23.22%
        Lehman Aggregate Bond Index      -0.83%       7.73%         5.72%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are January 18, 1994, July 15, 1998 and November 11, 1996, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

       Shareholder fees                             Investor A  Investor B   Investor C
       (Fees paid directly from your investment)     Shares      Shares       Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                             5.75%        none         none
        Maximum deferred sales charge (load),
        as a % of net asset value                     none(1)  5.00%(2)   1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                               0.65%         0.65%       0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                0.25%         1.00%       1.00%
        Other expenses                                0.37%         0.37%       0.37%
                                                     -----        --------    ------
        Total annual Fund operating expenses          1.27%         2.02%       2.02%
                                                     =====        ========    ======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 83 for details.

     (2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 year     3 years     5 years     10 years
        Investor A Shares     $697       $955        $1,233      $2,024
        Investor B Shares     $705       $934        $1,288      $2,155
        Investor C Shares     $305       $634        $1,088      $2,348

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                            1 year     3 years     5 years     10 years
        Investor B Shares     $205       $634        $1,088      $2,155
        Investor C Shares     $205       $634        $1,088      $2,348

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.
[GRAPHIC]
               You'll find more about
               BACAP on page 78.

[GRAPHIC]
             Why invest in an equity income fund?

             Equity income funds are generally considered to be a more conservative equity investment because they invest in large, well-established companies that pay regular dividends. These companies tend to be less volatile than other kinds of companies.

 Nations Equity Income Fund

[GRAPHIC]

        Investment objective

        The Fund seeks current income and growth of capital by investing in companies with above-average dividend yields.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests in 60 to 90 companies with market capitalizations of at least $5 billion. The Fund seeks to provide a higher yield than the S&P 500. The Fund generally invests at least 65% of its assets in common stocks that pay dividends and that are listed on a national exchange or are traded on an established over-the-counter market.

 The Fund may invest up to 20% of its assets in convertible securities. The Fund may also invest up to 5% of its assets in real estate investment trusts.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team evaluates the overall economy, industry conditions and the financial conditions and management of each company, using a process called fundamental analysis, to identify stocks of attractive companies. When selecting investments, the team looks at, among other things:

  o value characteristics like earnings yield and cash flow

  o growth potential for a company's stock price and earnings

  o current income yield and the potential for growth in income

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

        Risks and other things to consider

        Nations Equity Income Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have the potential for dividend growth and capital appreciation. There is a risk that dividend payments and the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

     o Real estate investment trust risk - Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

     o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

     o Investment in other Nations Funds - The Fund may pursue its convertible securities strategy by investing in Nations Convertible Securities Fund, rather than directly in convertible securities. BAAI and its affiliates are entitled to receive fees from Nations Convertible Securities Fund for providing advisory and other services in addition to the fees which they are entitled to receive from Nations Equity Income Fund for services provided directly. BAAI and its affiliates may waive fees which they are entitled to receive from either Fund.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.
[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.
[GRAPHIC]

       Bar chart appears below:

       1992       9.77%
       1993      12.47%
       1994      -1.29%
       1995      27.35%
       1996      19.61%
       1997      25.72%
       1998       3.25%
       1999       2.63%

              *Year-to-date return as of June 30, 2000: -4.19%

        Best and worst quarterly returns during this period

       Best: 4th quarter 1998:            14.21%
       Worst: 3rd quarter 1998:          -14.55%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.
                                                           Since
                              1 year       5 years      inception*
        Investor A Shares      -3.31%       13.91%        11.90%
        Investor B Shares      -3.13%       14.32%        11.69%
        Investor C Shares      1.01%        14.64%        12.11%
        S&P 500               21.04%        28.55%        19.81%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are April 16, 1991, June 7, 1993, and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.
[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                            Investor A   Investor B   Investor C
       (Fees paid directly from your investment)      Shares       Shares      Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                             5.75%        none        none
        Maximum deferred sales charge (load),
        as a % of net asset value                     none(1)     5.00%(2)   1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                0.65%        0.65%      0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                 0.25%        1.00%      1.00%
        Other expenses                                 0.30%        0.30%      0.30%
                                                      -----       --------   --------
        Total annual Fund operating expenses           1.20%        1.95%      1.95%
                                                      =====       ========   ========

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 83 for details.

     (2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year     3 years     5 years     10 years
      Investor A Shares     $690       $935        $1,198      $1,949
      Investor B Shares     $698       $912        $1,252      $2,080
      Investor C Shares     $298       $612        $1,052      $2,275

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                            1 year     3 years     5 years     10 years
       Investor B Shares     $198       $612        $1,052      $2,080
       Investor C Shares     $198       $612        $1,052      $2,275

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Value Strategies Team makes the day-to-day investment decisions for the Fund.
[GRAPHIC]
               You'll find more about
               BACAP on page 78.
[GRAPHIC]
             What is value investing?

             Value investing means looking for "undervalued" companies -- quality companies that may be currently out of favor and selling at a reduced price, but that have good potential to increase in value.

             The management team uses fundamental analysis to help decide whether the current stock price of a company may be lower than the company's true value, and then looks for things that could trigger a rise in price, like a new product line, new pricing or a change in management. This trigger is often called a "catalyst."

 Nations Value Fund
[GRAPHIC]
        Investment objective

        The Fund seeks growth of capital by investing in companies that are believed to be undervalued.
[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses fundamental analysis to identify stocks of companies that it believes are undervalued, looking at, among other things:

  o the quality of the company

  o the company's projected earnings and dividends

  o the stock's price-to-earnings ratio relative to other stocks in the same industry or economic sector. The team believes that companies with lower price-to-earnings ratios are generally more likely to provide better opportunities for capital appreciation

  o the stock's potential to provide total return

  o the value of the stock relative to the overall stock market

 The team also looks for a "catalyst" for improved earnings. This could be, for example, a new product, new management or a new sales channel.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Value Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.
[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.
[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.
[GRAPHIC]

        1990        3.53%
        1991       25.86%
        1992        7.12%
        1993       16.06%
        1994       -3.08%
        1995       35.78%
        1996       20.85%
        1997       26.30%
        1998       17.14%
        1999        0.99%

             *Year-to-date return as of June 30, 2000: -6.01%

        Best and worst quarterly returns during this period

       Best: 4th quarter 1998:              19.39%
       Worst: 3rd quarter 1998:            -12.32%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The indices' returns do not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the S&P/BARRA Value Index. The S&P 500 is an unmanaged index of 500 widely held common stocks. The S&P/BARRA Value Index is an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. These indices are weighted by market capitalization and are not available for investment.

                                                                          Since
                                 1 year       5 years      10 years     inception*

        Investor A Shares         -4.84%       18.24%        13.75%       13.69%
        Investor B Shares         -4.30%       18.66%           --        15.05%
        Investor C Shares         -0.64%       19.01%           --        14.97%
        S&P 500                  21.04%        28.55%        18.21%       18.32%
        S&P/BARRA Value Index    12.72%        22.94%        15.37%       15.49%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are December 6, 1989, June 7, 1993 and June 17, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.
[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.
[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                            Investor A   Investor B   Investor C
       (Fees paid directly from your investment)     Shares       Shares       Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                             5.75%       none         none
        Maximum deferred sales charge,
        as a % of net asset value                    none(1)     5.00%(2)     1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                               0.65%      0.65%        0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                0.25%      1.00%        1.00%
        Other expenses                                0.28%      0.28%        0.28%
                                                      -----    --------     --------
        Total annual Fund operating expenses          1.18%      1.93%        1.93%
                                                      =====    ========     ========

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 83 for details.

     (2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
     Investor A Shares     $688       $929        $1,188      $1,927
     Investor B Shares     $696       $906        $1,242      $2,059
     Investor C Shares     $296       $606        $1,042      $2,254

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                        1 year     3 years     5 years     10 years
    Investor B Shares     $196       $606        $1,042      $2,059
    Investor C Shares     $196       $606        $1,042      $2,254

[GRAPHIC]
            About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.
[GRAPHIC]
               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 78.
[GRAPHIC]
             Why invest in a growth and income fund?

             Growth and income funds can invest in a mix of equity and fixed income securities. This can help reduce volatility and provide the Fund with the flexibility to shift among securities that offer the potential for higher returns.

             While this Fund invests in a wide range of companies and industries, it holds fewer investments than other kinds of funds. This means it can have greater price swings than more diversified funds. It also means it may have relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Growth & Income Fund
[GRAPHIC]
        Investment objective

        The Fund seeks long-term growth of capital with a limited emphasis on income.
[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico Growth & Income Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It invests at least 25% of its assets in securities that are believed to have income potential, and generally holds 35 to 50 securities. It may hold up to 25% of its assets in foreign securities.

 Marsico Capital may shift assets between growth and income securities based on its assessment of market, financial and economic conditions. The Master Portfolio, however, is not designed to produce a consistent level of income.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 75 and in the SAI.
[GRAPHIC]
        Risks and other things to consider

        Nations Marsico Growth & Income Fund has the following risks:

     o Investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential.
       There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

     o Technology and technology risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

     o Interest rate risk - The prices of the Master Portfolio's fixed income securities will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

     o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations Marsico Growth & Income Fund into a new shell Fund that is substantially identical to the existing Fund. The principal effect of this reorganization would be to redomicile the Fund in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             For information about the performance of other domestic stock funds managed by Thomas Marsico, see How the Funds are managed.
[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.
[GRAPHIC]

        Bar chart appears below:

        1998       38.62%
        1999       52.11%

              *Year-to-date return as of June 30, 2000: -6.34%

        Best and worst quarterly returns during this period


        Best: 4th quarter 1999:             35.19%
        Worst: 3rd quarter 1998:            -12.24%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.
                                                 Since
                                  1 year       inception*
       Investor A Shares           43.41%        40.97%
       Investor B Shares           45.99%        42.92%
       Investor C Shares           49.81%        44.38%
       S&P 500                     21.04%        24.75%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are December 31, 1997, December 31, 1997, and December 31, 1997, respectively. The return for the index shown is from inception of Investor A Shares.
[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

       Shareholder fees                           Investor A   Investor B   Investor C
       (Fees paid directly from your investment)    Shares       Shares       Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                             5.75%          none         none
        Maximum deferred sales charge,
        as a % of net asset value                    none(1)        5.00%(2)     1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                               0.75%        0.75%        0.75%
        Distribution (12b-1) and shareholder
        servicing fees                                0.25%        1.00%        1.00%
        Other expenses                                0.48%        0.48%        0.48%
                                                      -----         --------     --------
        Total annual Fund operating expenses          1.48%        2.23%        2.23%
                                                      =====         ========     ========

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 83 for details.

     (2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (5) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 year     3 years     5 years     10 years
     Investor A Shares     $717       $1,017      $1,338      $2,245
     Investor B Shares     $726       $  997      $1,395      $2,376
     Investor C Shares     $326       $  697      $1,195      $2,565

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                          1 year     3 years     5 years     10 years
     Investor B Shares     $226       $697        $1,195      $2,376
     Investor C Shares     $226       $697        $1,195      $2,565

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Chicago Equity is its sub-adviser. Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the Master Portfolio.
[GRAPHIC]
               You'll find more about
               Chicago Equity on page 81.
[GRAPHIC]
             Why invest in Nations Blue Chip Fund?

             Nations Blue Chip Fund may be suitable for investors who are looking for a "core" equity holding for their portfolio. It's considered to be a more conservative equity investment because it invests in a broad range of large, well-established companies. These companies tend to be less volatile than other kinds of companies.

 Nations Blue Chip Fund

[GRAPHIC]
        Investment objective

        The Fund seeks to achieve long-term capital appreciation through investments in blue chip stocks.
[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations Blue Chip Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in blue chip stocks. These are stocks of well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The Master Portfolio primarily invests in blue chip stocks that are included in the S&P 500, but may invest up to 15% of its assets in stocks that are not included in the index. It usually holds approximately 145 stocks.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 600 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

  o changes in actual and expected earnings

  o unexpected changes in earnings

  o price-to-earnings ratio

  o dividend discount model

  o price-to-cash flow

 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P 500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.

 The team may sell a security when there is a development in the company or its industry that causes earnings estimates to fall, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Blue Chip Fund has the following risks:

     o Investment strategy risk - The Master Portfolio uses quantitative analysis to select blue chip stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.
[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

        Bar chart appears below:

        1995         35.78%
        1996         23.76%
        1997         32.70%
        1998         27.86%
        1999         21.16%

              *Year-to-date return as of June 30, 2000: 0.26%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1998:             23.71%
        Worst: 3rd quarter 1998:           -12.18%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                           Since
                               1 year       5 years      inception*
         Investor A Shares     14.18%        26.64%        22.01%
         Investor B Shares     15.09%          --          14.02%
         Investor C Shares     19.30%          --          25.37%
         S&P 500               21.04%        28.55%        23.55%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are January 13, 1994, July 15, 1998 and November 11, 1996, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                            Investor A   Investor B   Investor C
        (Fees paid directly from your investment)     Shares       Shares       Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                              5.75%        none         none
        Maximum deferred sales charge (load),
        as a % of net asset value                     none(1)     5.00%(2)    1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                                0.65%         0.65%      0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                 0.25%         1.00%      1.00%
        Other expenses                                 0.33%         0.33%      0.33%
                                                       -----        ------     -------
        Total annual Fund operating expenses           1.23%         1.98%      1.98%
                                                       =====        ========   =======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 83 for details.

     (2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (5) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years     5 years     10 years
       Investor A Shares     $693       $944        $1,213      $1,981
       Investor B Shares     $701       $921        $1,268      $2,113
       Investor C Shares     $301       $621        $1,068      $2,306

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                            1 year     3 years     5 years     10 years
       Investor B Shares     $201       $621        $1,068      $2,113
       Investor C Shares     $201       $621        $1,068      $2,306

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.
[GRAPHIC]
               You'll find more about
               BACAP on page 78.
[GRAPHIC]
             Minimizing taxes

             The Fund's proactive tax management strategy may help reduce capital gains distributions. The tax management strategy seeks to limit portfolio turnover, offset capital gains with capital losses and sell securities that have the lowest tax burden on shareholders.

 Nations Strategic Growth Fund
[GRAPHIC]

        Investment objective

        The Fund seeks long-term, after-tax returns by investing in a diversified portfolio of common stocks.
[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Fund normally holds 60 to 80 securities, which include common stocks, preferred stocks and convertible securities like warrants and rights.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least
 $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:
  o will focus on long-term investments to try to limit the number of buy and sell transactions

  o will try to sell securities that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

  o invests primarily in securities with lower dividend yields

  o may use options, instead of selling securities

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the team considers the security's price to be overvalued, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 75 and in the SAI.
[GRAPHIC]
        Risks and other things to consider

        Nations Strategic Growth Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

     o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

     o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.
[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor A, Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.
[GRAPHIC]

        Bar chart appears below:

        1999         28.08%

              * Year-to-date return as of June 30, 2000: 0.78%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1999:             20.52%
        Worst: 3rd quarter 1999:            -5.97%

        Average annual total return as of December 31, 1999*

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                 Since
                                   1 year      inception*
        Primary A Shares           28.08%        49.43%
        S&P 500                    21.04%        35.97%

        *The inception date of Primary A Shares is October 2, 1998. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                            Investor A    Investor B     Investor C
        (Fees paid directly from your investment)    Shares        Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                              5.75%       none           none
        Maximum deferred sales charge (load),
        as a % of net asset value                      none(1)     5.00%(2)    1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                0.65%       0.65%       0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                 0.25%       1.00%       1.00%
        Other expenses                                 0.32%       0.32%       0.32%
                                                       -----      ------       ------
        Total annual Fund operating expenses           1.22%       1.97%       1.97%
                                                       =====      ======       ======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 83 for details.

     (2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year     3 years     5 years     10 years
      Investor A Shares     $692       $941        $1,208      $1,970
      Investor B Shares     $700       $918        $1,262      $2,102
      Investor C Shares     $300       $618        $1,062      $2,296

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                           1 year     3 years     5 years     10 years
      Investor B Shares     $200       $618        $1,062      $2,102
      Investor C Shares     $200       $618        $1,062      $2,296

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.
[GRAPHIC]
               You'll find more about
               BACAP on page 78.
[GRAPHIC]
             What is a growth fund?

             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

 Nations Capital Growth Fund
[GRAPHIC]
        Investment objective

        The Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.
 [GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

     o above-average earnings growth compared with the S&P 500

     o established operating histories, strong balance sheets and favorable financial performance

     o above-average return on equity compared with the S&P 500

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 75 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Capital Growth Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

     o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.
[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

        Bar chart appears below:

        1993      7.53%
        1994     -1.55%
        1995     28.56%
        1996     18.29%
        1997     30.36%
        1998     29.73%
        1999     23.57%

              *Year-to-date return as of June 30, 2000: 3.80%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1998:             28.21%
        Worst: 3rd quarter 1998:           -14.93%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.
                                                          Since
                             1 year       5 years      inception*
        Investor A Shares     16.47%        24.53%        18.48%
        Investor B Shares     17.63%        24.90%        19.69%
        Investor C Shares     21.63%        25.27%        18.69%
        S&P 500               21.04%        28.55%        21.54%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are October 2, 1992, June 7, 1993, and October 2, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                             Investor A  Investor B   Investor C
        (Fees paid directly from your investment)      Shares     Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                              5.75%        none        none
        Maximum deferred sales charge,
        as a % of net asset value                     none(1)     5.00%(2)    1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                0.65%        0.65%       0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                 0.25%        1.00%       1.00%
        Other expenses                                 0.31%        0.31%       0.31%
                                                       -----        -----       ------
        Total annual Fund operating expenses           1.21%        1.96%       1.96%
                                                       =====        =====       ======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 83 for details.

     (2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year     3 years     5 years     10 years
      Investor A Shares     $691       $938        $1,203      $1,960
      Investor B Shares     $699       $915        $1,257      $2,091
      Investor C Shares     $299       $615        $1,057      $2,285

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                            1 year     3 years     5 years     10 years
       Investor B Shares     $199       $615        $1,057      $2,091
       Investor C Shares     $199       $615        $1,057      $2,285

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.
[GRAPHIC]
               You'll find more about
               BACAP on page 78.
[GRAPHIC]
             What is a growth fund?

             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

 Nations Aggressive Growth Fund
[GRAPHIC]
        Investment objective

        The Fund seeks capital appreciation.
[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of large and medium-sized U.S. companies. These companies typically have a market capitalization of $1 billion or more.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the Russell 1000 Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings. The resulting portfolios typically consist of between 50 and 75 securities.

 The team may use various strategies, to the extent consistent with the Fund's investment objective, to try to reduce the amount of capital gains it distributes to shareholders. For example, the team:

  o will focus on long-term investments to try and limit the number of buy and sell transactions

  o will try to sell securities that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

  o will invest primarily in securities with lower dividend yields

  o may use options instead of selling securities

 While the Fund tries to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.

 The team may sell a security when if forecasts a decline in industry profitability, it believes a company's competitive position erodes significantly, management strategies prove ineffective or a company's price exceeds the team's price target for the security.

[GRAPHIC]

        Risks and other things to consider

        Nations Aggressive Growth Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in the U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

     o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Prior to April 17, 2000, the Fund had a different investment objective and principal investment strategies.
[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[GRAPHIC]

        Bar chart appears below:

        1994     -6.42%
        1995     27.30%
        1996     21.90%
        1997     29.59%
        1998     27.57%
        1999      8.83%

              *Year-to-date return as of June 30, 2000: -4.33%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1998:             24.55%
        Worst: 3rd quarter 1998:           -15.31%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The indices' returns do not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Russell 1000 Growth Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Growth Index as a whole.
        Prior to April 17, 2000, the Fund compared its performance to the S&P
        500. The Fund changed the index to which it compares its performance because the Russell 1000 Growth Index is a more appropriate comparison.
                                                                         Since
                                            1 year       5 years      inception*
        Investor A Shares                    2.56%       20.97%        17.29%
        Investor B Shares                    3.21%       21.26         19.44%
        Investor C Shares                    7.02%          --         21.79%
        S&P 500                             21.04%       28.55%        22.87%
        Russell 1000 Growth Index           20.91%       28.04%        22.31%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are July 26, 1993, May 20, 1994, and May 10, 1995, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.
[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                            Investor A  Investor B   Investor C
        (Fees paid directly from your investment)     Shares      Shares       Shares

        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                              5.75%       none         none
        Maximum deferred sales charge
        (load), as a % of net asset value             none(1)   5.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                               0.65%       0.65%        0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                0.25%       1.00%        1.00%
        Other expenses                                0.32%       0.32%        0.32%
                                                      -----       -----        -----
        Total annual Fund operating expenses          1.22%       1.97%        1.97%
                                                      =====       =====        =====

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 83 for details.

     (2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year     3 years     5 years     10 years
      Investor A Shares     $692       $941        $1,208      $1,970
      Investor B Shares     $700       $918        $1,262      $2,102
      Investor C Shares     $300       $618        $1,062      $2,296

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                           1 year     3 years     5 years     10 years
      Investor B Shares     $200       $618        $1,062      $2,102
      Investor C Shares     $200       $618        $1,062      $2,296

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.
[GRAPHIC]
               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 78.
[GRAPHIC]
             What is a focused fund?

             A focused fund invests in a small number of companies with earnings that are believed to have the potential to grow significantly. This Fund focuses on large, established and well-known U.S. companies.

             Because a focused fund holds fewer investments than other kinds of funds, it can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Focused Equities Fund
[GRAPHIC]

        Investment objective
        The Fund seeks long-term growth of capital.
[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in common stocks of large companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth
  o strong brand franchises that can take advantage of a changing global environment
  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets
  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 75 and in the SAI.
[GRAPHIC]
        Risks and other things to consider

        Nations Marsico Focused Equities Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

     o Holding fewer investments - The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

     o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

     o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

     o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations Marsico Focused Equities Fund into a new shell Fund that is substantially identical to the existing Fund. The principal effect of this reorganization would be to redomicile the Fund in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001.
[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other domestic stock funds managed by Thomas Marsico, see How the Funds are managed.
[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.
[GRAPHIC]

        Bar chart appears below:

        1998      50.14%
        1999      52.85%

              *Year-to-date return as of June 30, 2000: -8.23%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1999:             33.11%
        Worst: 3rd quarter 1998:            -8.99%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.


                                                  Since
                                    1 year      inception*
        Investor A Shares           44.02%        47.07%
        Investor B Shares           46.99%        49.33%
        Investor C Shares           51.59%        50.86%
        S&P 500                     21.04%        24.75%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are December 31, 1997, December 31, 1997, and December 31, 1997, respectively. The return for the index shown is from inception of Investor A Shares.



[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                  Investor A     Investor B     Investor C
       (Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                   5.75%          none           none
        Maximum deferred sales charge
        (load), as a % of net asset value                   none(1)        5.00%(2)       1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                                      0.75%         0.75%          0.75%
        Distribution (12b-1) and shareholder
        servicing fees                                       0.25%         1.00%          1.00%
        Other expenses                                       0.41%         0.41%          0.41%
                                                             -----        ------         ------
        Total annual Fund operating expenses                 1.41%         2.16%          2.16%
                                                             =====        ======         ======


      (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 83 for details.

      (2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

      (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

      (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]



             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 year     3 years     5 years     10 years
        Investor A Shares     $710       $996        $1,303      $2,172
        Investor B Shares     $719       $976        $1,359      $2,303
        Investor C Shares     $319       $676        $1,159      $2,493

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                             1 year     3 years     5 years     10 years
        Investor B Shares     $219       $676        $1,159      $2,303
        Investor C Shares     $219       $676        $1,159      $2,493

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.
[GRAPHIC]

               You'll find more about
               BACAP on page 78.

[GRAPHIC]

             What is an emerging growth fund?

             An emerging growth fund invests in emerging growth companies. These are typically medium-sized and smaller companies whose earnings are expected to grow or to continue growing. These companies may be expanding in existing markets, entering into new markets, developing new products or increasing their profit margins by gaining market share or streamlining their operations.

             These companies can have better potential for rapid earnings than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback in sales than larger, more established companies.

 Nations MidCap Growth Fund

[GRAPHIC]

        Investment objective
        The Fund seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


[GRAPHIC]

        Principal investment strategies
        The Fund normally invests at least 65% of its assets in companies chosen from a universe of emerging growth companies. The Fund generally holds securities of between 75 and 130 issuers, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $750 million, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry


 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.


 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.


 In actively managing the portfolio, the team considers the characteristics of the S&P MidCap 400 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.


 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]



        Risks and other things to consider

        Nations MidCap Growth Fund has the following risks:

         o Investment strategy risk - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

         o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[GRAPHIC]

        [BAR CHART APPEARS HERE]

        1993    1994    1995    1996     1997    1998    1999
       11.66%   0.39%  29.71%   18.32%  20.48%   3.30%  43.45%

       *Year-to-date return as of June 30, 2000: 17.81%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1999:             32.63%
        Worst: 3rd quarter 1998:            -26.48%

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P MidCap 400, an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

                                                          Since
                              1 year       5 years      inception*
        Investor A Shares     35.22%        20.90%        17.03%
        Investor B Shares     37.44%        21.22%        18.57%
        Investor C Shares     41.43%        21.58%        17.28%
        S&P MidCap 400        14.86%        23.01%        21.46%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are December 10, 1992, June 7, 1993 and December 18, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                  Investor A     Investor B     Investor C
        (Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                    5.75%          none           none
        Maximum deferred sales charge (load),
        as a % of net asset value                            none(1)        5.00%(2)       1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                      0.65%          0.65%          0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                       0.25%          1.00%          1.00%
        Other expenses                                       0.35%          0.35%          0.35%
                                                             -----          -----         ------
        Total annual Fund operating expenses                 1.25%          2.00%          2.00%
                                                             =====          =====         ======

      (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 83 for details.

      (2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

      (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

      (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year     3 years     5 years     10 years
        Investor A Shares     $695       $949        $1,223      $2,002
        Investor B Shares     $703       $927        $1,278      $2,134
        Investor C Shares     $303       $627        $1,078      $2,327

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                            1 year     3 years     5 years     10 years
        Investor B Shares     $203       $627        $1,078      $2,134
        Investor C Shares     $203       $627        $1,078      $2,327

[GRAPHIC]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. James A. Hillary is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]

               You'll find more about
               Marsico Capital and
               Mr. Hillary on page 78.

[GRAPHIC]

             What is a multi-cap fund?

             A multi-cap fund invests in companies across the capitalization spectrum -- small, medium-sized and large companies. As a multi-cap fund, this Fund may invest in large, established and well-known U.S. and foreign companies, as well as small, new and relatively unknown companies that are believed to have the potential to grow significantly.

     Nations Marsico 21st Century Fund

[GRAPHIC]

        Investment objective
        The Fund seeks long-term growth of capital.

[GRAPHIC]

        Principal investment strategies
        The Fund invests all of its assets in Nations Marsico 21st Century Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.

 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

    o products, markets or technologies in flux that can result in extraordinary growth

    o strong brand franchises that can take advantage of a changing global environment

    o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

    o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.

[GRAPHIC]

        Risks and other things to consider
        Nations Marsico 21st Century Fund has the following risks:

         o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

         o Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

         o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

         o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

         o Foreign investment risk - Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

         o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

           The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

        A look at the Fund's performance
        Because the Fund commenced operations on April 10, 2000 and has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                              Investor A       Investor B        Investor C
        (Fees paid directly from your investment)       Shares         Shares            Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                5.75%            none              none
        Maximum deferred sales charge,
        as a % of net asset value                        none(1)        5.00%(2)          1.00%(3)

        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)(4)
        Management fees                                  0.75%          0.75%             0.75%
        Distribution (12b-1) and shareholder
        servicing fees                                   0.25%          1.00%             1.00%
        Other expenses(5)                                0.49%          0.49%             0.49%
                                                         -----          -----             -----
        Total annual Fund operating expenses             1.49%          2.24%             2.24%
                                                         =====          =====             =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 83 for details.

      (2)This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

      (4)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (5)Other expenses are based on estimates for the current fiscal year.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 year     3 years
        Investor A Shares           $718       $1,020
        Investor B Shares           $727       $1,000
        Investor C Shares           $327       $  700

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                   1 year     3 years
        Investor B Shares           $227       $700
        Investor C Shares           $227       $700

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's SmallCap Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 78.
[GRAPHIC]

             Why invest in a small
             company fund?

             A small company fund invests in smaller companies with promising products or that are operating in a dynamic field. These companies can have stronger potential for rapid earnings growth than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback than larger, more established companies.

             The team looks for companies whose earnings are growing quickly, and whose share prices are reasonably valued.

 Nations Small Company Fund

[GRAPHIC]

        Investment objective
        The Fund seeks long-term capital growth by investing primarily in equity securities.

[GRAPHIC]

        Principal investment strategies
        The Fund normally invests at least 65% of its assets in companies with a market capitalization of $2 billion or less. The Fund usually holds 75 to 130 securities, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

   o company meetings/conferences

   o independent industry analysis

   o quantitative analysis

   o Wall Street (brokerage) research

 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

   o gaining an in-depth understanding of the company's business

   o evaluating the company's growth potential, risks and competitive strengths

   o discussing its growth strategy with company management

   o validating the growth strategy with external research

 The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

        Risks and other things to consider
        Nations Small Company Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

        o Small company risk - Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

        o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

        o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


        [BAR CHART APPEARS HERE]

        1996    1997    1998     1999
       19.92%  19.47%   1.22%   54.51%

        *Year-to-date return as of June 30, 2000: 14.04%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1999:             43.14%
        Worst: 3rd quarter 1998:            -25.80%

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Russell 2000, an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.
                                                  Since
                                    1 year      inception*
        Investor A Shares           45.63%        19.91%
        Investor B Shares           48.73%        20.66%
        Investor C Shares           52.72%        16.99%
        Russell 2000                21.26%        14.35%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are December 12, 1995, December 12, 1995, and September 22, 1997, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                  Investor A     Investor B     Investor C
        (Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                    5.75%         none           none
        Maximum deferred sales charge
        (load), as a % of net asset value                    none(1)       5.00%(2)       1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                       0.90%        0.90%          0.90%
        Distribution (12b-1) and shareholder
        servicing fees                                        0.25%        1.00%          1.00%
        Other expenses                                        0.32%        0.32%          0.32%
                                                             ------       ------         ------
        Total annual Fund operating expenses                  1.47%        2.22%          2.22%
        Fee waivers and/or reimbursements                    (0.07)%      (0.07)%        (0.07)%
                                                             ------       -------        ------
        Total net expenses(5)                                 1.40%        2.15%          2.15%
                                                             ======       =======        ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 83 for details.

      (2)This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                             1 year     3 years     5 years     10 years
        Investor A Shares     $709       $1,007      $1,327      $2,229
        Investor B Shares     $718       $  988      $1,383      $2,360
        Investor C Shares     $318       $  688      $1,183      $2,549

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                             1 year     3 years     5 years     10 years
        Investor B Shares     $218       $688        $1,183      $2,360
        Investor C Shares     $218       $688        $1,183      $2,549

[GRAPHIC]

         Other important information

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:

        o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

        o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

        o Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

        o Emerging markets risks - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

        o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

        o Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income for the Fund. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

        o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Nations Marsico 21st Century Master Portfolio is expected to be no more than 150%. You'll find the portfolio turnover rate for each other Fund in Financial highlights.

[GRAPHIC]

         How the Funds are managed

[GRAPHIC]

             Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAAI uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2001. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:


  Annual investment advisory fee, as a % of average daily net assets

                                            Maximum     Actual fee
                                            advisory     paid last
                                             fee(2)     fiscal year
  Nations Convertible Securities Fund        0.65%        0.65%
  Nations Balanced Assets Fund               0.65%        0.53%
  Nations Asset Allocation Fund              0.65%        0.58%
  Nations Equity Income Fund                 0.65%        0.56%
  Nations Value Fund                         0.65%        0.67%
  Nations Marsico Growth & Income Fund(1)    0.75%        0.76%
  Nations Blue Chip Fund(1)                  0.65%        0.65%
  Nations Strategic Growth Fund              0.65%        0.66%
  Nations Capital Growth Fund                0.65%        0.66%
  Nations Aggressive Growth Fund             0.65%        0.66%
  Nations Marsico Focused Equities Fund(1)   0.75%        0.76%
  Nations MidCap Growth Fund                 0.65%        0.66%
  Nations Marsico 21st Century Fund(1)       0.75%         N/A
  Nations Small Company Fund                 0.90%        0.78%

(1)These Funds don't have their own investment adviser because they invest in Nations Marsico Growth & Income Master Portfolio, Nations Blue Chip Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Marsico 21st Century Master Portfolio, respectively. BAAI is the investment adviser to the Master Portfolios.

(2)These fees are the current contract levels, which in most cases have been reduced from the contract levels that were in effect during the last fiscal year.

 Investment sub-advisers
 Nations Funds and BAAI engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BAAI retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BAAI may at times recommend to a Fund's Board that the Fund:

  o change, add or terminate one or more sub-advisers;

  o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  o materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BAAI and the Funds plan to apply for relief from the SEC to permit the Funds to act on many of BAAI's recommendations with approval only by the Funds' Board and not by Fund shareholders. BAAI or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BAAI and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[GRAPHIC]

             Banc of America
             Capital Management, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, Inc.
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $120 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.


  Fund                              BACAP Team
  Nations Convertible               Income Strategies Team
  Securities Fund
  Nations Balanced Assets Fund      Value Strategies Team for the equity portion of
                                    the Fund
                                    Fixed Income Management Team for the fixed income
                                    and money market portions of the Fund
  Nations Asset Allocation Fund     Fixed Income Management Team for the fixed
                                    income and money market portions of the Fund
  Nations Equity Income Fund        Income Strategies Team
  Nations Value Fund                Value Strategies Team
  Nations Strategic Growth Fund     Growth Strategies Team
  Nations Capital Growth Fund       Growth Strategies Team
  Nations Aggressive                Growth Strategies Team
  Growth Fund
  Nations MidCap Growth Fund        Growth Strategies Team
  Nations Small Company Fund        SmallCap Strategies Team

[GRAPHIC]

             Marsico Capital
             Management, LLC

             1200 17th Street
             Suite 1300
             Denver, Colorado 80202

 Marsico Capital Management, LLC
 Marsico Capital is a full service investment advisory firm founded by Thomas
 F. Marsico in September 1997. It is a registered investment adviser and currently has over $16 billion in assets under management.

 Marsico Management Holdings, LLC, a wholly-owned subsidiary of Bank of America Corporation, indirectly owns 50% of the equity of Marsico Capital.

 On June 28, 2000, Bank of America announced its intention to purchase the remaining 50% equity interest in Marsico Capital. Under applicable law, the change in ownership that would result from this purchase would terminate Marsico Capital's investment sub-advisory agreements with the Nations Funds. Shareholders of the Nations Funds sub-advised by Marsico Capital must approve new investment sub-advisory agreements in order for Marsico Capital to continue to serve as investment sub-adviser to the Funds. It is anticipated that special meetings of shareholders would be called in the spring of 2001 to seek these approvals.

 Marsico Capital is the investment sub-adviser to:

  o Nations Marsico Growth & Income Master Portfolio

  o Nations Marsico Focused Equities Master Portfolio

  o Nations Marsico 21st Century Master Portfolio

 Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Focused Equities Master Portfolio and Nations Marsico Growth & Income Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

 James A. Hillary is the portfolio manager of Nations Marsico 21st Century Master Portfolio. Mr. Hillary has eleven years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital Management. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

 Performance of other domestic stock funds managed by Thomas Marsico
 Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund have been in operation since December 31, 1997, so they have a relatively short performance history. The tables below are designed to show you how similar domestic stock funds managed by Thomas Marsico performed in the past.

 The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that Fund, which had approximately $6 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of August 7, 1997

                                               Janus Twenty
                                                  Fund (%)      S&P 500 (%)
  one year                                         48.21           46.41
  three years                                      32.07           30.63
  five years                                       20.02           20.98
  during the period of Mr. Marsico's management
  (January 31, 1988 to August 7, 1997)             23.38           18.20

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

 The Janus Growth and Income Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Growth & Income Fund. Mr. Marsico managed the Janus Growth and Income Fund from its inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that Fund, which had approximately $1.7 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.



 Average annual total returns as of August 7, 1997


                                                Janus Growth
                                                 and Income
                                                  Fund (%)      S&P 500 (%)
  one year                                         47.77           46.41
  three years                                      31.13           30.63
  five years                                       21.16           20.98
  during the period of Mr. Marsico's management
  (May 31, 1991 to August 7, 1997)                 21.19           18.59

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

[GRAPHIC]

             Chicago Equity Partners LLC

             180 North LaSalle
             Suite 3800
             Chicago, Illinois 60601

 Chicago Equity Partners LLC
 Chicago Equity is a registered investment adviser and is owned by the firm's senior management. Chicago Equity is the investment sub-adviser to Nations Blue Chip Master Portfolio and is one of two sub-advisers to Nations Asset Allocation Fund.

 Chicago Equity's Equity Management Team is responsible for making the day-to-day investment decisions for Nations Blue Chip Master Portfolio and for the equity portion of Nations Asset Allocation Fund.

[GRAPHIC]

             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

[GRAPHIC]

             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]


             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.
[GRAPHIC]

               For more information
               about how to choose a
               share class, contact your
               investment professional or
               call us at 1.800.321.7854.

[GRAPHIC]

               Before you invest,
               please note that,
               over time, distribution
               (12b-1) and shareholder
               servicing fees will increase
               the cost of your investment,
               and may cost you more than
               any sales charges you may
               pay. For more information,
               see How selling and
               servicing agents
               are paid.

[GRAPHIC]

         Choosing a share class

 Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.


                          Investor A                    Investor B              Investor C
                            Shares                        Shares                  Shares
  Maximum amount           no limit                      $250,000                no limit
  you can buy
  Maximum front-end          5.75%                         none                    none
  sales charge
  Maximum deferred          none(1)                       5.00%(2)                1.00%(3)
  sales charge
  Maximum annual        0.25% distribution           0.75% distribution       0.75% distribution
  distribution           (12b-1)/service               (12b-1) fee and         (12b-1) fee and
  and shareholder             fee                     0.25% service fee       0.25% service fee
  servicing fees
  Conversion feature          none                          yes                    none

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 83 for details.

(2)This charge decreases over time. Please see page 84 for details.

(3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

[GRAPHIC]

             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by a Fund every business day.

[GRAPHIC]

        About Investor A Shares

        There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

        Front-end sales charge
        You'll pay a front-end sales charge when you buy Investor A Shares, unless:

         o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge

         o you're reinvesting distributions

        The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.


                                                                        Amount retained
                                 Sales charge        Sales charge      by selling agents
                                 as a % of the      as a % of the        as a % of the
                                offering price     net asset value      offering price
Amount you bought                  per share          per share            per share
     $0-$49,999                   5.75%                 6.10%               5.00  %
     $50,000-$99,999              4.50%                 4.71%               3.75  %
     $100,000-$249,999            3.50%                 3.63%               2.75  %
     $250,000-$499,999            2.50%                 2.56%               2.00  %
     $500,000-$999,999            2.00%                 2.04%               1.75  %
     $1,000,000 or more           0.00%                 0.00%               1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

        Contingent deferred sales charge
        If you own or buy $1,000,000 or more of Investor A Shares, there are two situations when you'll pay a CDSC:

        o If you bought your shares before August 1, 1999, and you sell them:

          o during the first year you own them, you'll pay a CDSC of 1.00%

          o during the second year you own them, you'll pay a CDSC of 0.50%

        o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.

        The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.

        You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[GRAPHIC]

        About Investor B Shares

        You can buy up to $250,000 of Investor B Shares at a time. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.


        Contingent deferred sales charge
        You'll pay a CDSC when you sell your Investor B Shares, unless:

         o you bought the shares on or after January 1, 1996 and before August 1, 1997

         o you received the shares from reinvested distributions

         o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 89

        The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

If you sell your shares
during the following year:                                    You'll pay a CDSC of:
----------------------------------  -------------------------------------------------------------------------
                                                                                          Shares
                                                                                           you
                                                                                          bought      Shares
                                       Shares                                          on or after     you
                                     you bought       Shares you bought between          1/1/1996     bought
                                        after          8/1/1997 and 11/15/1998          and before    before
                                     11/15/1998       in the following amounts:          8/1/1997    1/1/1996
                                    ------------ ------------------------------------ ------------- ---------
                                                            $250,000-  $500,000-
                                             $0-$249,999    $499,999   $999,999
  the first year you own them       5.0%         5.0%          3.0%        2.0%         none     5.0%
  the second year you own them      4.0%         4.0%          2.0%        1.0%         none     4.0%
  the third year you own them       3.0%         3.0%          1.0%        none         none     3.0%
  the fourth year you own them      3.0%         3.0%          none        none         none     2.0%
  the fifth year you own them       2.0%         2.0%          none        none         none     2.0%
  the sixth year you own them       1.0%         1.0%          none        none         none     1.0%
  after six years of owning them    none         none          none        none         none     none

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

        About the conversion feature
        Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:


                                     Will convert to Investor A Shares
Investor B Shares you bought            after you've owned them for
  after November 15, 1998                      eight years
  between August 1, 1997
  and November 15, 1998
$0-$249,000                                     nine years
$250,000-$499,999                                six years
$500,000-$999,999                               five years
before August 1, 1997                           nine years

        The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

        Here's how the conversion works:

        o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

        o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Fund Money Market Fund.

        o Conversions are free from federal tax.

[GRAPHIC]

        About Investor C Shares

        There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

        Contingent deferred sales charge
        You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        o you received the shares from reinvested distributions

        o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 89

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

[GRAPHIC]

             Please contact your investment professional for more information about reductions and waivers of sales charges.

             You should tell your investment professional that you may qualify for a reduction or a waiver before buying shares.

             We can change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

        When you might not have to pay a sales charge

        Front-end sales charges
        (Investor A Shares)

        There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        o Combine purchases you've already made
          Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.

        o Combine purchases you plan to make
          By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

          o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

          o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

          o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

          o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

          o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

          o Combine purchases with family members
            You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.

        The following investors can buy Investor A Shares without paying a front-end sales charge:

        o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        o banks, trust companies and thrift institutions acting as fiducuaries

        o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        o Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

        o registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        o employees or partners of any service provider to the Funds

        o former shareholders of Class B Shares of the Special Equity Portfolio of The Capitol Mutual Funds who held these shares as of January 31, 1994 or received Investor A Shares of Nations Aggressive Growth Fund may buy Investor A Shares of Nations Aggressive Growth Fund without paying a front-end sales charge

        o investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        o shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        The following plans can buy Investor A Shares without paying a front-end sales charge:

        o pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

        o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          o have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

          o sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

          o be an employer-sponsored plan with at least 100 eligible participants, or

          o be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

        In addition, you can buy Investor A Shares without paying a sales charge if you buy the shares with proceeds from the redemption of shares of a nonaffiliated mutual fund as long as the redemption of the nonaffiliated fund shares occurred within 45 days prior to the purchase of the Investor A Shares. We must receive a copy of the confirmation of the redemption transaction in order for you to avoid paying the sales charge.

        Contingent deferred sales charges
        (Investor A, Investor B and Investor C Shares)


        You won't pay a CDSC on the following transactions:

         o shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

         o the following retirement plan distributions:

           o lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           o distributions from an IRA or Custodial Account under Section 403(b)
             (7) of the tax code, following attainment of age 59 1/2

           o a tax-free return of an excess contribution to an IRA

           o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

         o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

         o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

         o if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

         o withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

        We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America Corporation (and its predecessors) and its affiliates, or by current or former trustees or directors of the Nations Funds or other management companies managed by Bank of America.

        You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC]

         Buying, selling and exchanging shares

[GRAPHIC]

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

 You can invest in the Funds through your selling agent or directly from Nations Funds.

 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

 You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                         Ways to
                       buy, sell or        How much you can buy,
                         exchange            sell or exchange                                Other things to know
                    ----------------- --------------------------------------   -------------------------------------------------
Buying shares       In a lump sum     minimum initial investment:              There is no limit to the amount you can invest in
                                      o $1,000 for regular accounts            Investor A and C Shares. You can invest up to
                                      o $500 for traditional and Roth IRA      $250,000 in Investor B Shares at a time.
                                      accounts
                                      o $250 for certain fee-based accounts
                                      o no minimum for certain retirement
                                      plan accounts like 401(k) plans and
                                      SEP accounts, but other restrictions
                                      apply
                                      minimum additional investment:
                                      o $100 for all accounts

                    Using our         minimum initial investment:              You can buy shares monthly, twice a month or
                    Systematic        o $100                                   quarterly, using automatic transfers from your
                    Investment Plan   minimum additional investment:           bank account.
                                      o $50
---------------------------------------------------------------------------------------------------------------------------------
Selling shares      In a lump sum     o you can sell up to $50,000 of your     We'll deduct any CDSC from the amount you're
                                      shares by telephone, otherwise there     selling and send you or your selling agent the
                                      are no limits to the amount you can      balance, usually within three business days of
                                      sell                                     receiving your order.
                                      o other restrictions may apply to        If you paid for your shares with a check that
                                      withdrawals from retirement plan         wasn't certified, we'll hold the sale proceeds
                                      accounts                                 when you sell those shares for at least 15 days
                                                                               after the trade date of the purchase, or until the
                                                                               check has cleared.

                    Using our         o minimum $25 per withdrawal             Your account balance must be at least $10,000
                    Automatic                                                  to set up the plan. You can make withdrawals
                    Withdrawal Plan                                            monthly, twice a month or quarterly. We'll send
                                                                               your money by check or deposit it directly to your
                                                                               bank account. No CDSC is deducted if you
                                                                               withdraw 12% or less of the value of your shares
                                                                               in a class.
---------------------------------------------------------------------------------------------------------------------------------
Exchanging shares   In a lump sum     o minimum $1,000 per exchange            You can exchange your Investor A Shares for
                                                                               Investor A shares of any other Nations Fund,
                                                                               except Index Funds. You won't pay a front-end
                                                                               sales charge, CDSC or redemption fee on the
                                                                               shares you're exchanging.
                                                                               You can exchange your Investor B Shares for:
                                                                               o Investor B Shares of any other Nations Fund,
                                                                               except Nations Funds Money Market Funds
                                                                               o Investor B Shares of Nations Reserves Money
                                                                               Market Funds
                                                                               You can exchange your Investor C Shares for:
                                                                               o Investor C Shares of any other Nations Fund,
                                                                               except Nations Funds Money Market Funds
                                                                               o Investor C Shares of Nations Reserves Money
                                                                               Market Funds
                                                                               If you received Investor C Shares of a Fund from
                                                                               an exchange of Investor A Shares of a Managed
                                                                               Index Fund, you can also exchange these shares
                                                                               for Investor A Shares of an Index Fund.
                                                                               You won't pay a CDSC on the shares you're
                                                                               exchanging.

                    Using our         o minimum $25 per exchange               This feature is not available for Investor B
                    Automatic                                                  Shares.
                    Exchange                                                   You must already have an investment in the
                    Feature                                                    Funds into which you want to exchange. You can
                                                                               make exchanges monthly or quarterly.

[GRAPHIC]
             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

 Here's how telephone orders work:

     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]
             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by a Fund every business day.

[GRAPHIC]
        Buying shares

        Here are some general rules for buying shares:

          o You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

          o If we don't receive your money within three business days of receiving your order, we'll refuse the order.

          o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

          o Shares purchased are recorded on the books of the Fund. We don't issue certificates.


        Minimum initial investment
        The minimum initial amount you can buy is usually $1,000.

        If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

          o $500 for traditional and Roth individual retirement accounts (IRAs)


          o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

          o $100 using our Systematic Investment Plan

          o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
            IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this


        Minimum additional investment
        You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

[GRAPHIC]
               For more information
               about telephone orders,
               see page 93.

 Systematic Investment Plan
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.


 Here's how the plan works:

     o You can buy shares twice a month, monthly or quarterly.

     o You can choose to have us transfer your money on or about the 15th or the last day of the month.

     o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[GRAPHIC]
        Selling shares

 Here are some general rules for selling shares:

          o We'll deduct any CDSC from the amount you're selling and send you the balance.

          o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

          o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or wire them to your bank account within three business days after the Fund receives your order.

          o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information these restrictions, please contact your retirement plan administrator.

        We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

          o under certain other circumstances allowed under the 1940 Act

 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.


 Here's how the plan works:

     o Your account balance must be at least $10,000 to set up the plan.

     o If you set up the plan after you've opened your account, your signature must be guaranteed.

     o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

     o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

     o We'll send you a check or deposit the money directly to your bank account.

     o You can cancel the plan by giving your selling agent or us 30 days notice in writing.

 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[GRAPHIC]
             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]
        Exchanging shares

        You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.


        Here's how exchanges work:

          o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make an exchange into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.

          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

        Exchanging Investor A Shares
        You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds.

        Here are some rules for exchanging Investor A Shares:

          o You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

          o You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

          o You won't pay a redemption fee on the shares you're exchanging. Any redemption fee will be deducted when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Fund.

        Exchanging Investor B Shares
        You can exchange Investor B Shares of a Fund for:

          o Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o Investor B Shares of Nations Reserves Money Market Funds

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Investor C Shares of a Nations Funds Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

        Exchanging Investor C Shares
        You can exchange Investor C Shares of a Fund for:

          o Investor C Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o Investor C Shares of Nations Reserves Money Market Funds

        If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Daily Shares of a Nations Funds Money Market Fund through an exchange of Investor C Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

 Here's how automatic exchanges work:

     o Send your request to PFPC in writing or call 1.800.321.7854.

     o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

     o You must already have an investment in the Funds you want to exchange.

     o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

     o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]
         How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

 Commissions
 Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  o up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

 If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

[GRAPHIC]
             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.

             The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 under the 1940 Act.

             Your selling agent may charge other fees for services provided to your account.

 Distribution (12b-1) and shareholder servicing fees
 Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

 The amount of the fee depends on the class of shares you own:


                                       Maximum annual distribution (12b-1)
                                         and shareholder servicing fees
                                  (as an annual % of average daily net assets)
 Investor A Shares     0.25% combined distribution (12b-1) and shareholder servicing fee
 Investor B Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
 Investor C Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to Stephens and to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

     Other compensation
     Selling and servicing agents may also receive:

     o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

     o additional amounts on all sales of shares:

       o up to 1.00% of the offering price per share of Investor A Shares

       o up to 1.00% of the net asset value per share of Investor B Shares

       o up to 1.00% of the net asset value per share of Investor C Shares

     o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

 BAAI and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]
         Distributions and taxes

[GRAPHIC]
             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

     About distributions
     A mutual fund can make money two ways:

       o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

       o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 All of the Funds distribute any net realized capital gain, at least once a year. The frequency of distributions of net investment income varies by Fund:

                                                Frequency of
 Fund                                       income distributions

 Nations Convertible Securities Fund             quarterly
 Nations Balanced Assets Fund                    quarterly
 Nations Asset Allocation Fund                   quarterly
 Nations Equity Income Fund                       monthly
 Nations Value Fund                               monthly
 Nations Marsico Growth & Income Fund            quarterly
 Nations Blue Chip Fund                          quarterly
 Nations Strategic Growth Fund                    monthly
 Nations Capital Growth Fund                      monthly
 Nations Aggressive Growth Fund                   monthly
 Nations Marsico Focused Equities Fund           quarterly
 Nations MidCap Growth Fund                      quarterly
 Nations Marsico 21st Century Fund               quarterly
 Nations Small Company Fund                       monthly

 The distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to recieve distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]
             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

[GRAPHIC]
               For more information about
               taxes, please see the SAI.

 How taxes affect your investment
 Distributions of net investment income, including net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends received distribution.

 Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

     o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

     o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

     o the IRS informs us that you're otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities or other property) and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC]
         Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Investor A, Investor B and Investor C Shares of Nations Marsico 21st Century Fund are not provided because these classes of shares had not yet commenced operations during the period indicated.

 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations Small Company Fund for the period ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Convertible Securities Fund                 For a Share outstanding throughout each period

                                                    Period ended  Period ended  Year ended   Year ended   Year ended   Year ended
Investor A Shares*                                   03/31/00#       05/14/99    02/28/99     02/28/98    02/28/97**    02/29/96
Operating performance:
Net asset value, beginning of period                  $ 18.31        $  17.34     $ 17.28      $ 17.35      $ 16.42      $ 13.65
Net investment income                                   0.46            0.12        0.51         0.58         0.57         0.62
Net realized and unrealized gain (loss) on
 investments                                            5.26            0.96        0.25         2.89         2.34         2.84
Net increase in net asset value from operations         5.72            1.08        0.76         3.47         2.91         3.46
Distributions:
Dividends from net investment income                  ( 0.45)         ( 0.11)     ( 0.52)      ( 0.59)      ( 0.57)      ( 0.69)
Distributions from net realized capital gains         ( 1.41)             --      ( 0.18)      ( 2.95)      ( 1.41)         --
Total dividends and distributions                    ( 1.86)         ( 0.11)     ( 0.70)      ( 3.54)      ( 1.98)      ( 0.69)
Net asset value, end of period                        $ 22.17        $  18.31     $ 17.34      $ 17.28      $ 17.35      $ 16.42
Total return++                                        33.68%           6.25%       4.64%       21.54%       18.53%       25.96%
==============================================================================  =================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $369,488       $352,000     $356,000     $391,000     $309,000     $247,000
Ratio of operating expenses to average net assets      1.22%+(b)       1.30%+      1.15%(a)     1.10%(a)     1.18%(a)     1.23%(a)
Ratio of net investment income (loss) to average net
 assets                                                 1.96%+          3.07%+      2.97%        3.35%        3.40%        4.05%
Portfolio turnover rate                                 65%              16%        66%          69%         124%          57%
Ratio of operating expenses to average net assets
 with waivers and/or expense reimbursements             1.23%+          1.32%+      1.16%(a)     1.12%(a)     1.19%(a)     1.26%(a)

                                                      * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund
                                                      A Shares, which were reorganized into the Convertible Securities Investor A
                                                      Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective
                                                      May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                                                      ** As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
                                                      + Annualized
                                                      ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                      # Per share net investment income has been calculated using the monthly average shares method.
                                                      (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                                      (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Convertible Securities Fund                   For a Share outstanding throughout each period

                                                      Period ended        Period ended        Period ended
Investor B Shares*                                     03/31/00#           05/14/99           02/28/99**
Operating performance:
Net asset value, beginning of period                    $ 18.27              $ 17.30            $ 17.67
Net investment income                                     0.44                 0.09               0.22
Net realized and unrealized gain/(loss) on
 investments                                              5.12                 0.96             ( 0.17)
Net increase in net asset value from operations           5.56                 1.05               0.05
Distributions:
Dividends from net investment income                    ( 0.36)              ( 0.08)            ( 0.24)
Distributions from net realized capital gains           ( 1.41)                 --              ( 0.18)
Total dividends and distributions                       ( 1.77)              ( 0.08)            ( 0.42)
Net asset value, end of period                          $ 22.06              $ 18.27            $ 17.30
Total return++                                           32.76%                6.10  %            0.44%
==========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $11,175              $4,000             $3,000
Ratio of operating expenses to average net assets        1.97%+(b)            2.06  %+           1.96%+(a)
Ratio of net investment income to average net
 assets                                                   1.21%+               2.34  %+           2.14%+
Portfolio turnover rate                                   65%                  16%                66%
Ratio of operating expenses to average net assets
 with waivers and/or expense reimbursements             1.98%+               2.08%**+           1.97%+(a)

                                                      * The financial information for the fiscal periods
                                                      through May 14, 1999 reflect the financial
                                                      information for the Pacific Horizon Capital Income
                                                      Fund B Shares, which were reorganized into the
                                                      Convertible Securities Investor B Shares as of May
                                                      21, 1999. Prior to May 21, 1999, the Fund's
                                                      investment adviser was Bank of America National Trust
                                                      and Savings Association. Effective May 21, 1999, its
                                                      investment adviser became Banc of America Advisors,
                                                      Inc. and its investment sub-adviser became Banc of
                                                      America Capital Management, Inc.
                                                      ** Convertible Securities Investor B Shares commenced
                                                      operations on July 15, 1998.
                                                      + Annualized
                                                      ++ Total return represents aggregate total return for
                                                      the period indicated, assumes reinvestment of all
                                                      distributions, and does not reflect the deduction of
                                                      any applicable sales charges.
                                                      # Per share net investment income has been calculated
                                                      using the monthly average shares method.
                                                      (a) The effect of the custodial expense offset on the
                                                      operating expense ratio, with and without waivers
                                                      and/or expense reimbursements, was less than 0.01%.
                                                      (b) The effect of interest expense on the operating
                                                      expense ratio was less than 0.01%.

Nations Convertible Securities Fund                For a Share outstanding throughout each period

                                                   Period ended    Period ended    Year ended   Year ended   Period ended
Investor C Shares*                                   03/31/00#       05/14/99       02/28/99     02/28/98      02/28/97**
Operating performance:
Net asset value, beginning of period                 $ 18.35         $ 17.37         $ 17.24      $ 17.30      $ 16.24
Net investment income                                  0.38            0.10            0.40         0.48         0.32
Net realized and unrealized gain on investments        5.22            0.97            0.31         2.89         2.43
Net increase in net asset value from operations        5.60            1.07            0.71         3.37         2.75
Distributions:
Dividends from net investment income                 ( 0.31)         ( 0.09)         ( 0.40)      ( 0.48)      ( 0.28)
Distributions from net realized capital gains        ( 1.41)            --           ( 0.18)      ( 2.95)      ( 1.41)
Total dividends and distributions                    ( 1.72)         ( 0.09)         ( 0.58)      ( 3.43)      ( 1.69)
Net asset value, end of period                       $ 22.23         $ 18.35         $ 17.37      $ 17.24      $ 17.30
Total return++                                        32.81%           6.17%           4.29%       20.97%       17.47%
======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $3,033          $4,000          $4,000       $3,000       $1,000
Ratio of operating expenses to average net assets      1.97%+(b)       1.80%+          1.65%(a)     1.60%        1.66%+
Ratio of net investment income to average net
 assets                                                1.21%+          2.56%+          2.45%        2.85%        2.85%+
Portfolio turnover rate                                 65%             16%             66%           69%        124%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.98%+          2.07%+          1.91%(a)     1.86%        1.91%+

                                                      * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund
                                                      K Shares, which were reorganized into the Convertible Securities Investor C
                                                      Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective
                                                      May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                                                      ** Convertible Securities Investor C Shares commenced operations on October
                                                      21, 1996.
                                                      + Annualized
                                                      ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                      # Per share net investment income has been calculated using the monthly average shares method.
                                                      (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                                      (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Balanced Assets Fund                        For a Share outstanding throughout each period

                                                    Year ended     Year ended  Year ended     Year ended   Period ended  Year ended
Investor A Shares                                    03/31/00#      03/31/99#   03/31/98       03/31/97     03/31/96(a)   11/30/95
Operating performance:
Net asset value, beginning of period                  $ 10.38        $ 11.47     $ 11.13        $ 11.64       $ 12.66     $ 10.42
Net investment income                                   0.24           0.23        0.27           0.34          0.11        0.34
Net realized and unrealized gain/(loss) on
 investments                                          ( 0.19)        ( 0.38)       2.68           1.05          0.45        2.23
Net increase/(decrease) in net asset value from
 operations                                             0.05         ( 0.15)       2.95           1.39          0.56        2.57
Distributions:
Dividends from net investment income                  ( 0.27)        ( 0.20)     ( 0.27)        ( 0.36)       ( 0.17)     ( 0.31)
Distributions from net realized capital gains            --          ( 0.74)     ( 2.34)        ( 1.54)       ( 1.41)     ( 0.02)
Total dividends and distributions                     ( 0.27)        ( 0.94)     ( 2.61)        ( 1.90)       ( 1.58)     ( 0.33)
Net asset value, end of period                        $ 10.16        $ 10.38     $ 11.47        $ 11.13       $ 11.64     $ 12.66
Total return++                                          0.47%        ( 1.36)%     30.13%         12.18%         4.86%      25.01%
====================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $11,240        $20,979     $16,009        $9,075        $6,261      $5,276
Ratio of operating expenses to average net assets      1.26%(b)(c)    1.25%(b)    1.33%(b)(c)    1.25%(b)      1.25%+      1.24%(c)
Ratio of net investment income to average net
 assets                                                 2.36%          2.18%       2.45%          3.06%         2.66%+      3.00%
Portfolio turnover rate                                 103%           126%        276%           264%           83%         174%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.40%(b)       1.25%(b)    1.33%(b)       1.25%(b)      1.25%+      1.24%

                                                      + Annualized.
                                                      ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                      # Per share net investment income has been calculated using the monthly average shares method.
                                                      (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                                                      (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                                      (c) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Balanced Assets Fund                        For a Share outstanding throughout each period

                                                    Year ended     Year ended  Year ended     Year ended  Period ended  Year ended
Investor B Shares                                    03/31/00#      03/31/99#   03/31/98       03/31/97    03/31/96(a)   11/30/95
 Operating performance:
 Net asset value, beginning of period                 $ 10.36        $ 11.45     $ 11.11       $ 11.62       $ 12.63     $ 10.40
 Net investment income                                  0.17           0.15        0.19          0.29          0.09        0.28
 Net realized and unrealized gain/(loss) on
  investments                                         ( 0.20)        ( 0.38)       2.68          1.04          0.45        2.22
 Net increase/(decrease) in net asset value from
  operations                                          ( 0.03)        ( 0.23)       2.87          1.33          0.54        2.50
 Distributions:
 Dividends from net investment income                 ( 0.19)        ( 0.12)     ( 0.19)       ( 0.30)       ( 0.14)      ( 0.25)
 Distributions from net realized capital gains           --          ( 0.74)     ( 2.34)       ( 1.54)       ( 1.41)      ( 0.02)
 Total dividends and distributions                    ( 0.19)        ( 0.86)     ( 2.53)       ( 1.84)       ( 1.55)      ( 0.27)
 Net asset value, end of period                       $ 10.14        $ 10.36     $ 11.45       $ 11.11       $ 11.62     $ 12.63
 Total return++                                       ( 0.30)%       ( 2.13)%     29.35%        11.62%         4.69%       24.35%
====================================================================================================================================
 Ratios to average net assets/supplemental data:
 Net assets, end of period (in 000's)                 $52,810        $73,735     $78,813       $64,058       $65,764     $62,275
 Ratio of operating expenses to average net assets      2.01%(b)(c)    2.00%(b)    2.00%(b)(c)   1.75%(b)      1.75%+       1.74%(c)
 Ratio of net investment income to average net
  assets                                                1.61%          1.43%       1.78%         2.56%         2.16%+       2.50%
 Portfolio turnover rate                                103%           126%        276%          264%            83%         174%
 Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements         2.15%(b)       2.00%(b)    2.00%(b)      1.75%(b)      1.75%+       1.74%

                                                      + Annualized.
                                                      ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                      # Per share net investment income has been calculated using the monthly average shares method.
                                                      (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                                                      (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                                                      (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

                                      107

Nations Balanced Assets Fund                        For a Share outstanding throughout each period

                                                    Year ended     Year ended  Year ended     Year ended   Period ended  Year ended
Investor C Shares                                    03/31/00#      03/31/99#   03/31/98       03/31/97     03/31/96(a)   11/30/95
 Operating performance:
 Net asset value, beginning of period                 $ 10.32        $ 11.41     $ 11.08        $ 11.60       $ 12.61     $ 10.38
 Net investment income                                  0.17           0.15        0.20           0.33          0.09        0.26
 Net realized and unrealized gain/(loss) on
  investments                                         ( 0.20)        ( 0.38)       2.67           1.02          0.45        2.21
 Net increase/(decrease) in net asset value from
  operations                                          ( 0.03)        ( 0.23)       2.87           1.35          0.54        2.47
 Distributions:
 Dividends from net investment income                 ( 0.19)        ( 0.12)     ( 0.20)        ( 0.33)       ( 0.14)     ( 0.22)
 Distributions from net realized capital gains           --          ( 0.74)     ( 2.34)        ( 1.54)       ( 1.41)     ( 0.02)
 Total dividends and distributions                    ( 0.19)        ( 0.86)     ( 2.54)        ( 1.87)       ( 1.55)     ( 0.24)
 Net asset value, end of period                       $ 10.10        $ 10.32     $ 11.41        $ 11.08       $ 11.60     $ 12.61
 Total return++                                       ( 0.27)%       ( 2.17)%     29.43%         11.85%         4.71%      24.03%
 ===================================================================================================================================
 Ratios to average net assets/supplemental data:
 Net assets, end of period (in 000's)                 $1,315         $1,614      $1,947         $1,396        $1,187      $  992
 Ratio of operating expenses to average net assets      2.01%(b)(c)    2.00%(b)    1.91%(b)(c)    1.50%(b)      1.62%+      1.99%(c)
 Ratio of net investment income to average net
  assets                                                1.61%          1.43%       1.87%          2.81%         2.29%+      2.25%
 Portfolio turnover rate                                103%           126%        276%           264%           83%         174%
 Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements         2.15%(b)       2.00%(b)    1.91%(b)       1.50%(b)      1.62%+      1.99%

                                                      + Annualized.
                                                      ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                      # Per share net investment income has been calculated using the monthly average shares method.
                                                      (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                                                      (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                                                      (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Asset Allocation Fund                         For a Share outstanding throughout each period

                                                      Period ended    Period ended  Year ended   Year ended  Year ended  Year ended
Investor A Shares*                                     03/31/00#        05/14/99      2/28/99      2/28/98    2/28/97**   2/29/96
Operating performance:
Net asset value, beginning of period                    $ 23.40          $ 22.50      $ 21.41      $ 19.40     $ 17.52     $ 15.15
Net investment income                                     0.43             0.10         0.55         0.52        0.48        0.52
Net realized and unrealized gain (loss) on
 investments                                              1.59             0.91         2.48         3.72        2.50        2.86
Net increase in net asset value from operations           2.02             1.01         3.03         4.24        2.98        3.38
Distributions:
Dividends from net investment income                    ( 0.35)          ( 0.11)       ( 0.45)      ( 0.47)     ( 0.46)     ( 0.53)
Distributions from net realized capital gains           ( 0.72)              --        ( 1.49)      ( 1.76)     ( 0.64)     ( 0.48)
Total dividends and distributions                       ( 1.07)          ( 0.11)       ( 1.94)      ( 2.23)     ( 1.10)     ( 1.01)
Net asset value, end of period                          $ 24.35          $ 23.40      $ 22.50      $ 21.41     $ 19.40     $ 17.52
Total return++                                            8.99%            4.50%        14.72%       23.07%      17.64%      22.80%
====================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $83,412          $72,000      $72,000      $49,000     $35,000     $22,000
Ratio of operating expenses to average net assets         1.20%+(a)(b)     1.18%+        0.94%        1.03%       1.25%       0.62%
Ratio of net investment income (loss) to average net
 assets                                                   1.60%+           2.01%+        2.64%        2.67%       2.59%       3.49%
Portfolio turnover rate                                    84%               20%          114%          67%        116%        157%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.27%+(a)        1.20%+        0.94%        1.09%       1.94%       2.92%

                                                      * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation
                                                      Fund A Shares, which were reorganized into the Asset Allocation Investor A
                                                      Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective
                                                      May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                                                      ** As of July 22, 1996, the Fund designated the existing series of shares as
                                                      "A" Shares.
                                                      + Annualized.
                                                      ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                      # Per share net investment income has been calculated using the monthly average shares method.
                                                      (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                                      (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Asset Allocation Fund                          For a Share outstanding throughout each period

                                                       Period ended      Period ended      Period ended
Investor B Shares*                                      03/31/00#          05/14/99        02/28/99(a)(b)
Operating performance:
Net asset value, beginning of period                      $ 23.32           $ 22.45           $ 23.17
Net investment income                                       0.47              0.06              0.22
Net realized and unrealized gain on investments             1.39              0.89              0.75
Net increase in net asset value from operations             1.86              0.95              0.97
Distributions:
Dividends from net investment income                      ( 0.22)           ( 0.08)           ( 0.20)
Distributions from net realized capital gains             ( 0.72)               --            ( 1.49)
Total dividends and distributions                         ( 0.94)           ( 0.08)           ( 1.69)
Net asset value, end of period                            $ 24.24           $ 23.32           $ 22.45
Total return++                                              8.31%             4.26%(e)          4.59%(e)
=========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $121,644          $10,000           $6,000
Ratio of operating expenses to average net assets           1.95%+(a)(b)      1.95%+            1.74%+
Ratio of net investment income to average net
 assets                                                     0.85%+            1.26%+            1.92%+
Portfolio turnover rate                                      84%                20%             114%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              2.02%+(a)         1.97%+            1.74%+

                                                      * The financial information for the fiscal periods
                                                      through May 14, 1999 reflect the financial
                                                      information for the Pacific Horizon Asset
                                                      Allocation Fund B Shares, which were reorganized
                                                      into the Asset Allocation Investor B Shares as of
                                                      May 21, 1999. Prior to May 21, 1999, the Fund's
                                                      investment adviser was Bank of America National
                                                      Trust and Savings Association. Effective May 21,
                                                      1999, its investment adviser became Banc of America
                                                      Advisors, Inc. and its investment sub-adviser
                                                      became Banc of America Capital Management, Inc.
                                                      ** Asset Allocation Investor B Shares commenced
                                                      operations on July 15, 1998.
                                                      + Annualized.
                                                      ++ Total return represents aggregate total return
                                                      for the period indicated, assumes reinvestment of
                                                      all distributions, and does not reflect the
                                                      deduction of any applicable sales charges.
                                                      # Per share net investment income has been
                                                      calculated using the monthly average shares method.
                                                      (a) The effect of the custodial expense offset on
                                                      the operating expense ratio, with and without
                                                      waivers and/or expense reimbursements, was less
                                                      than 0.01%.
                                                      (b) The effect of interest expense on the operating
                                                      expense ratio was less than 0.01%.

Nations Asset Allocation Fund                        For a Share outstanding throughout each period

                                                     Period ended    Period ended    Year ended   Year ended  Period ended
Investor C Shares*                                    03/31/00#        05/14/99       02/28/99     02/28/98    02/28/97**
Operating performance:
Net asset value, beginning of period                   $ 23.33          $ 22.45        $ 21.36      $ 19.40      $ 17.23
Net investment income                                    0.42             0.05           0.44         0.41         0.19
Net realized and unrealized gain/(loss) on
 investments                                             1.43             0.92           2.49         3.66         2.80
Net increase in net asset value from operations          1.85             0.97           2.93         4.07         2.99
Distributions:
Dividends from net investment income                   ( 0.19)          ( 0.09)        ( 0.35)      ( 0.36)      ( 0.18)
Distributions from net realized capital gains          ( 0.72)             --          ( 1.49)      ( 1.75)      ( 0.64)
Total dividends and distributions                      ( 0.91)          ( 0.09)        ( 1.84)      ( 2.11)      ( 0.82)
Net asset value, end of period                         $ 24.27          $ 23.33        $ 22.45      $ 21.36      $ 19.40
Total return++                                           8.24%            4.31%         14.23%       22.10%       17.69%
=========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $2,305           $2,000         $2,000       $2,000       $1,000
Ratio of operating expenses to average net assets       1.95%+(a)(b)     1.67%+         1.44%        1.52%        1.94%+
Ratio of net investment income to average net
 assets                                                  0.85%+           1.52%+         2.14%        2.17%        2.31%+
Portfolio turnover rate                                   84%              20%            114%          67%        116%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           2.02%+(a)        1.96%+         1.69%        1.58%        3.26%+

                                                      * The financial information for the fiscal periods through May 14,
                                                      1999 reflect the financial information for the Pacific Horizon Asset
                                                      Allocation Fund K Shares, which were reorganized into the Asset
                                                      Allocation Investor C Shares as of May 21, 1999. Prior to May 21,
                                                      1999, the Fund's investment adviser was Bank of America National
                                                      Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                                                      ** Asset Allocation Investor C Shares commenced operations on
                                                      November 11, 1996.
                                                      + Annualized.
                                                      ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                      # Per share net investment income has been calculated using the monthly average shares method.
                                                      (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense
                                                      reimbursements, was less than 0.01%.
                                                      (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Equity Income Fund                         For a Share outstanding throughout each period

                                                     Year          Year          Year         Year       Period        Year
                                                    ended         ended          ended        ended       ended        ended
Investor A Shares                                  03/31/00      03/31/99#     03/31/98#    03/31/97    03/31/96(a)   05/31/95
Operating performance:
Net asset value, beginning of period                $ 11.31       $ 13.89       $ 12.26      $ 13.11      $ 11.78      $ 11.41
Net investment income                                 0.12          0.20          0.26         0.36         0.27         0.40
Net realized and unrealized gain on investments      0.36        ( 1.45)          3.77         1.58         1.77         1.10
Net increase in net asset value from operations       0.48        ( 1.25)         4.03         1.94         2.04         1.50
Distributions:
Dividends from net investment income                ( 0.12)       ( 0.20)       ( 0.24)      ( 0.38)      ( 0.34)       ( 0.40)
Distributions from net realized capital gains       ( 0.15)       ( 1.13)       ( 2.16)      ( 2.41)      ( 0.37)       ( 0.73)
Total dividends and distributions                  ( 0.27)       ( 1.33)        ( 2.40)      ( 2.79)      ( 0.71)       ( 1.13)
Net asset value, end of period                      $ 11.52       $ 11.31       $ 13.89      $ 12.26      $ 13.11      $ 11.78
Total return++                                       4.26%       ( 9.87)%        36.92%       15.30%       17.75%        14.53%
==============================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $33,569       $51,278       $68,006      $47,891      $42,606      $35,538
Ratio of operating expenses to average net assets    1.10%(b)(c)   1.05%(b)(c)    1.11%(b)     1.16%(b)     1.15%+        1.17%
Ratio of net investment income to average net
 assets                                              1.00%         1.67%          1.97%        2.84%        2.59%+        3.50%
Portfolio turnover rate                               54%           69%            74%         102%           59%          158%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.10%(b)      1.05%(b)        1.11%(b)     1.16%(b)     1.15%+        1.18%

                                                    + Annualized.
                                                    ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                    # Per share net investment income has been calculated using the monthly average shares method.
                                                    (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was
                                                    May 31.
                                                    (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                                    (c) The effect of interest expense on the operating expense ratio was less than
                                                    0.01%.


Nations Equity Income Fund                          For a Share outstanding throughout each period

                                                    Year ended     Year ended   Year ended   Year ended   Period ended   Year ended
Investor B Shares                                    03/31/00      03/31/99#     03/31/98#    03/31/97     03/31/96(a)    05/31/95
Operating performance:
Net asset value, beginning of period                 $ 11.31       $ 13.87        $ 12.25      $ 13.10      $  11.77      $ 11.40
Net investment income                                   0.03          0.11          0.17         0.31          0.22         0.34
Net realized and unrealized gain on investments         0.36        ( 1.45)         3.77         1.57          1.76         1.11
Net increase in net asset value from operations         0.39        ( 1.34)         3.94         1.88          1.98         1.45
Distributions:
Dividends from net investment income                  ( 0.04)       ( 0.09)       ( 0.16)      ( 0.32)       ( 0.28)       ( 0.35)
Distributions from net realized capital gains         ( 0.15)       ( 1.13)       ( 2.16)      ( 2.41)       ( 0.37)       ( 0.73)
Total dividends and distributions                     ( 0.19)       ( 1.22)       ( 2.32)      ( 2.73)       ( 0.65)       ( 1.08)
Net asset value, end of period                        $ 11.51       $ 11.31       $ 13.87      $ 12.25      $  13.10      $ 11.77
Total return++                                         3.43%       (10.49)%        36.02%       14.76%        17.21%        14.03%
====================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $73,966       $107,747       $144,929     $108,055     $104,026      $75,371
Ratio of operating expenses to average net assets      1.85%(b)(c)   1.80%(b)(c)    1.78%(b)     1.66%(b)      1.65%+        1.67%
Ratio of net investment income to average net
 assets                                                0.25%         0.92%          1.30%        2.34%         2.09%+        3.00%
Portfolio turnover rate                                  54%            69%          74%         102%            59%          158%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.85%(b)      1.80%(b)       1.78%(b)     1.66%(b)      1.65%+        1.68%

                                                    + Annualized.
                                                    ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                    # Per share net investment income has been calculated using the monthly average shares method.
                                                    (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was
                                                    May 31.
                                                    (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                                    (c) The effect of interest expense on the operating expense ratio was less than
                                                    0.01%.

Nations Equity Income Fund                        For a Share outstanding throughout each period

                                                  Year ended     Year ended    Year ended   Year ended  Period ended  Year ended
Investor C Shares                                  03/31/00      03/31/99#     03/31/98#    03/31/97     03/31/96(a)   05/31/95
Operating performance:
Net asset value, beginning of period                $ 11.45       $ 14.01       $ 12.35      $ 13.19       $ 11.83     $ 11.47
Net investment income                                 0.03          0.12          0.18         0.33          0.21        0.32
Net realized and unrealized gain on investments       0.37        ( 1.44)         3.83         1.59          1.78        1.08
Net increase in net asset value from operations       0.40        ( 1.32)         4.01         1.92          1.99        1.40
Distributions:
Dividends from net investment income                ( 0.04)       ( 0.11)       ( 0.19)      ( 0.35)       ( 0.26)     ( 0.31)
Distributions from net realized capital gains       ( 0.15)       ( 1.13)       ( 2.16)      ( 2.41)       ( 0.37)     ( 0.73)
Total dividends and distributions                   ( 0.19)       ( 1.24)       ( 2.35)      ( 2.76)       ( 0.63)     ( 1.04)
Net asset value, end of period                     $ 11.66       $ 11.45       $ 14.01      $ 12.35       $ 13.19     $ 11.83
Total return++                                       3.46%       (10.28)%       36.28%       15.01%        17.20%      13.49%
==============================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $4,365        $ 5,801       $10,348      $5,007        $4,612      $4,278
Ratio of operating expenses to average net assets    1.85%(b)(c)   1.64%(b)(c)   1.69%(b)     1.41%(b)      1.75%+      1.92%
Ratio of net investment income to average net
 assets                                              0.25%         1.08%         1.39%        2.59%         1.99%+      2.75%
Portfolio turnover rate                                54%            69%          74%         102%           59%         158%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.85%(b)      1.80%(b)      1.69%(b)     1.41%(b)      1.75%+      1.93%

                                                    + Annualized.
                                                    ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                    # Per share net investment income has been calculated using the monthly average shares method.
                                                    (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was
                                                    May 31.
                                                    (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                                    (c) The effect of interest expense on the operating expense ratio was less than
                                                    0.01%.

Nations Value Fund                               For a Share outstanding throughout each period

                                                 Year ended      Year ended    Year ended  Year ended  Period ended  Year ended
Investor A Shares                                03/31/00#       03/31/99#     03/31/98#    03/31/97    03/31/96(a)   11/30/95
Operating performance:
Net asset value, beginning of period              $ 18.16         $ 19.92       $ 17.87     $ 16.60       $ 16.21     $ 12.98
Net investment income                               0.07            0.09          0.15        0.21          0.05        0.23
Net realized and unrealized gain/(loss) on
 investments                                      ( 0.07)           0.63          5.98        2.70          1.06        3.92
Net increase/(decrease) in net asset value from
 operations                                         0.00            0.72          6.13        2.91          1.11        4.15
Distributions:
Dividends from net investment income              ( 0.06)         ( 0.09)       ( 0.14)     ( 0.22)       ( 0.10)      ( 0.25)
Distributions from net realized capital gains     ( 1.86)         ( 2.39)       ( 3.94)     ( 1.42)       ( 0.62)      ( 0.67)
Total dividends and distributions                 ( 1.92)         ( 2.48)       ( 4.08)     ( 1.64)       ( 0.72)      ( 0.92)
Net asset value, end of period                    $ 16.24         $ 18.16       $ 19.92     $ 17.87       $ 16.60     $ 16.21
Total return++                                    ( 0.47)%          3.96%         38.22%      17.80%         7.07%      34.22%
=============================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $94,256         $136,691      $149,167    $70,305       $54,341     $48,440
Ratio of operating expenses to average net
 assets                                             1.18%(b)(c)     1.19%(b)(c)   1.20%(b)    1.22%(b)      1.21%+       1.19%
Ratio of net investment income to average net
 assets                                             0.40%           0.51%         0.79%       1.26%         1.05%+       1.65%
Portfolio turnover rate                             95%             38%            79%         47%            12%          63%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.18%(b)        1.19%(b)      1.20%(b)    1.22%(b)      1.21%+       1.19%

                                                    + Annualized.
                                                    ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                    # Per share net investment income has been calculated using the monthly average shares method.
                                                    (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was
                                                    November 30.
                                                    (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                                    (c) The effect of interest expense on the operating expense ratio was less than
                                                    0.01%.

Nations Value Fund                                For a Share outstanding throughout each period

                                                  Year ended     Year ended    Year ended   Year ended   Period ended  Year ended
Investor B Shares                                 03/31/00#      03/31/99#      03/31/98#    03/31/97     03/31/96(a)   11/30/95
Operating performance:
Net asset value, beginning of period               $ 18.00        $ 19.81        $ 17.81      $ 16.55       $ 16.15     $ 12.94
Net investment income                              ( 0.06)        ( 0.05)          0.02         0.14          0.03        0.17
Net realized and unrealized gain/(loss) on
 investments                                       ( 0.08)          0.63           5.96         2.68          1.05        3.89
Net increase/(decrease) in net asset value from
 operations                                        ( 0.14)          0.58           5.98         2.82          1.08        4.06
Distributions:
Dividends from net investment income               ( 0.00)           --          ( 0.04)      ( 0.14)       ( 0.06)      ( 0.18)
Distributions from net realized capital gains      ( 1.86)        ( 2.39)        ( 3.94)      ( 1.42)       ( 0.62)      ( 0.67)
Total dividends and distributions                  ( 1.86)        ( 2.39)        ( 3.98)      ( 1.56)       ( 0.68)      ( 0.85)
Net asset value, end of period                     $ 16.00        $ 18.00        $ 19.81      $ 17.81       $ 16.55     $ 16.15
Total return++                                     ( 1.24)%         3.11%         37.29%       17.21%         6.90%       33.55%
===============================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $124,000       $154,025       $149,635     $99,999       $88,861     $83,699
Ratio of operating expenses to average net assets   1.93%(b)(c)    1.94%(b)(c)     1.87%(b)     1.72%(b)      1.71%+       1.69%
Ratio of net investment income to average net
 assets                                            ( 0.35)%       ( 0.24)%         0.12%        0.76%         0.55%+       1.15%
Portfolio turnover rate                               95%            38%            79%          47%            12%          63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.93%(b)       1.94%(b)       1.87%(b)     1.72%(b)      1.71%+       1.69%

                                                    + Annualized.
                                                    ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                    # Per share net investment income has been calculated using the monthly average shares method.
                                                    (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was
                                                    November 30.
                                                    (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                                    (c) The effect of interest expense on the operating expense ratio was less than
                                                    0.01%.

Nations Value Fund                                  For a Share outstanding throughout each period

                                                    Year ended    Year ended     Year ended  Year ended  Period ended  Year ended
Investor C Shares                                    03/31/00#     03/31/99#     03/31/98#   03/31/97     03/31/96(a)   11/30/95
Operating performance:
Net asset value, beginning of period                  $ 17.98       $ 19.75       $ 17.75     $ 16.50       $ 16.09     $ 12.90
Net investment income                                 ( 0.06)       ( 0.02)         0.04        0.17          0.04        0.13
Net realized and unrealized gain/(loss) on
 investments                                          ( 0.07)         0.65          5.95        2.68          1.05        3.88
Net increase/(decrease) in net asset value from
 operations                                           ( 0.13)         0.63          5.99        2.85          1.09        4.01
Distributions:
Dividends from net investment income                  ( 0.00)       ( 0.01)       ( 0.05)     ( 0.18)       ( 0.06)     ( 0.15)
Distributions from net realized capital gains         ( 1.86)       ( 2.39)       ( 3.94)     ( 1.42)       ( 0.62)     ( 0.67)
Total dividends and distributions                     ( 1.86)       ( 2.40)       ( 3.99)     ( 1.60)       ( 0.68)     ( 0.82)
Net asset value, end of period                        $ 15.99       $ 17.98       $ 19.75     $ 17.75       $ 16.50     $ 16.09
Total return++                                        ( 1.18)%        3.39%        37.55%      17.51%         6.99%      33.15%
===============================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $10,042       $12,106       $13,969     $6,519        $4,633      $4,185
Ratio of operating expenses to average net assets      1.93%(b)(c)   1.70%(b)(c)    1.78%(b)    1.47%(b)      1.58%+      1.94%
Ratio of net investment income to average net
 assets                                               ( 0.32)%        0.00%         0.21%       1.01%         0.68%+      0.90%
Portfolio turnover rate                                  95%           38%           79%         47%           12%          63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.93%(b)      1.94%(b)       1.78%(b)    1.47%(b)      1.58%+      1.94%

                                                    + Annualized.
                                                    ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                    # Per share net investment income has been calculated using the monthly average shares method.
                                                    (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was
                                                    November 30.
                                                    (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                                    (c) The effect of interest expense on the operating expense ratio was less than
                                                    0.01%.

Nations Marsico Growth & Income Fund                   For a Share outstanding throughout each period

                                                       Year ended         Year ended         Period ended
Investor A Shares                                       03/31/00           03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                    $ 14.95            $ 12.02            $ 10.00
Net investment income                                   ( 0.11)            ( 0.03)              0.00 (b)
Net realized and unrealized gain on investments           6.82               2.97               2.02
Net increase in net asset value from operations           6.71               2.94               2.02
Distributions:
Dividends from net investment income                       --                 --                 --
Distributions from net realized capital gains           ( 0.04)            ( 0.01)               --
Total dividends and distributions                       ( 0.04)            ( 0.01)               --
Net asset value, end of the period                      $ 21.62            $ 14.95            $ 12.02
Total return++                                           45.01%             24.38%             20.20%
=====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $175,859           $43,392            $1,141
Ratio of operating expenses to average net assets        1.48%(a)           1.50%(a)           1.34%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             ( 0.62)%           ( 0.20)%             0.13%+
Portfolio turnover rate                                    55%(c)            150%                22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.48%(a)           1.50%(a)           2.22%+(a)

                                                    * Nations Marsico Growth & Income Fund Investor A
                                                    Shares commenced operations on December 31, 1997.
                                                    + Annualized.
                                                    ++ Total return represents aggregate total return
                                                    for the period indicated, assumes reinvestment of
                                                    all distributions, and does not reflect the
                                                    deduction of any applicable sales charges.
                                                    # Per share net investment income has been
                                                    calculated using the monthly average shares method.
                                                    (a) The effect of the custodial expense offset on
                                                    the operating expense ratio, with and without
                                                    waivers and/or expense reimbursements, was less than
                                                    0.01%.
                                                    (b) Amount represents less than $0.01 per share.
                                                    (c) Amount represents results prior to conversion to
                                                    a master-feeder structure.


Nations Marsico Growth & Income Fund                  For a Share outstanding throughout each period

                                                      Year ended         Year ended         Period ended
Investor B Shares                                      03/31/00           03/31/99#          03/31/98*#
 Operating performance:
Net asset value, beginning of period                    $ 14.85            $ 12.02            $ 10.00
Net investment income                                   ( 0.24)            ( 0.12)            ( 0.02)
Net realized and unrealized gain on investments           6.74               2.96               2.04
Net increase in net asset value from operations           6.50               2.84               2.02
Distributions:
Dividends from net investment income                       --                 --                 --
Distributions from net realized capital gains           ( 0.04)            ( 0.01)               --
Total dividends and distributions                       ( 0.04)            ( 0.01)               --
Net asset value, end of period                          $ 21.31            $ 14.85            $ 12.02
Total return++                                           43.90%             23.55%             20.20%
=====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $305,607           $99,257            $7,907
Ratio of operating expenses to average net assets        2.23%(a)           2.25%(a)           2.09%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             ( 1.37)%           ( 0.95)%           ( 0.62)%+
Portfolio turnover rate                                    55%(b)            150%                22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.23%(a)           2.25%(a)           2.97%+(a)

                                                    * Nations Marsico Growth & Income Fund Investor B
                                                    Shares commenced operations on December 31, 1997.
                                                    + Annualized.
                                                    ++ Total return represents aggregate total return
                                                    for the period indicated, assumes reinvestment of
                                                    all distributions, and does not reflect the
                                                    deduction of any applicable sales charges.
                                                    # Per share net investment income has been
                                                    calculated using the monthly average shares method.
                                                    (a) The effect of the custodial expense offset on
                                                    the operating expense ratio, with and without
                                                    waivers and/or expense reimbursements, was less than
                                                    0.01%.
                                                    (b) Amount represents results prior to conversion to
                                                    a master-feeder structure.

Nations Marsico Growth & Income Fund                  For a Share outstanding throughout each period

                                                      Year ended         Year ended         Period ended
Investor C Shares                                      03/31/00           03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                    $ 14.86            $ 12.02            $ 10.00
Net investment income                                   ( 0.25)            ( 0.12)            ( 0.02)
Net realized and unrealized gain on investments           6.77               2.97               2.04
Net increase in net asset value from operations           6.52               2.85               2.02
Distributions:
Dividends from net investment income                       --                 --                 --
Distributions from net realized capital gains           ( 0.04)            ( 0.01)               --
Total dividends and distributions                       ( 0.04)            ( 0.01)               --
Net asset value, end of period                          $ 21.34            $ 14.86            $ 12.02
Total return++                                           43.93%             23.63%             20.20%
=====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $34,785            $3,233             $  518
Ratio of operating expenses to average net assets        2.23%(a)           2.25%(a)           2.09%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             ( 1.37)%           ( 0.95)%           ( 0.62)%+
Portfolio turnover rate                                   55%(b)            150%                22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.23%(a)           2.25%(a)           2.97%+(a)

                                                    * Nations Marsico Growth & Income Fund Investor C
                                                    Shares commenced operations on December 31, 1997.
                                                    + Annualized.
                                                    ++ Total return represents aggregate total return
                                                    for the period indicated, assumes reinvestment of
                                                    all distributions, and does not reflect the
                                                    deduction of any applicable sales charges.
                                                    # Per share net investment income has been
                                                    calculated using the monthly average shares method.
                                                    (a) The effect of the custodial expense offset on
                                                    the operating expense ratio, with and without
                                                    waivers and/or expense reimbursements, was less than
                                                    0.01%.
                                                    (b) Amount represents results prior to conversion to
                                                    a master-feeder structure.


Nations Blue Chip Fund                                For a Share outstanding throughout each period

                                                      Period ended  Period ended   Year ended   Year ended   Year ended  Year ended
Investor A Shares*                                      03/31/00#     05/14/99      02/28/99     02/28/98    02/28/97**   02/29/96
Operating performance:
Net asset value, beginning of period                     $ 35.92     $  33.43      $ 29.90      $ 25.22      $ 20.53      $ 15.81
Net investment income                                      0.02         0.00 (a)      0.09         0.16         0.23        0.26
Net realized and unrealized gain (loss) on investments     4.65         2.49          5.26         7.91         5.21        4.96
Net increase in net asset value from operations            4.67         2.49          5.35         8.07         5.44        5.22
Distributions:
Dividends from net investment income                         --           --         ( 0.10)      ( 0.15)      ( 0.22)     ( 0.28)
Distributions from net realized capital gains            ( 3.35)          --         ( 1.72)      ( 3.24)      ( 0.53)     ( 0.22)
Total dividends and distributions                        ( 3.35)          --         ( 1.82)      ( 3.39)      ( 0.75)     ( 0.50)
Net asset value, end of period                           $ 37.24     $  35.92      $ 33.43      $ 29.90      $ 25.22      $ 20.53
Total return++                                            14.10%        7.45%         18.58%       33.96%       27.01%      33.39%
=================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $394,071    $423,000      $401,000     $288,000     $153,000     $67,000
Ratio of operating expenses to average net assets         1.20%+       1.29%+          1.16%        1.18%        1.28%       0.83%
Ratio of net investment income/(loss) to average net
 assets                                                  ( 0.08)%+    ( 0.03)%+        0.31%        0.63%        0.99%       1.63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.23%+       1.33%+         1.17%        1.22%        1.71%       2.28%

                                                         * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund A
                                                         Shares, which were reorganized into the Blue Chip Investor A Shares as of
                                                         May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999,
                                                         its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                                                         ** As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
                                                         + Annualized.
                                                         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                         # Per share net investment income has been calculated using the monthly average shares method.
                                                         (a) Amount represents less than $0.01.

Nations Blue Chip Fund                               For a Share outstanding throughout each period

                                                     Period ended     Period ended     Period ended
Investor B Shares*                                    03/31/00#        05/14/99        02/28/99**
Operating performance:
Net asset value, beginning of period                   $ 35.77          $ 33.34          $ 33.73
Net investment loss                                    ( 0.26)          ( 0.02)          ( 0.05)
Net realized and unrealized gain on investments          4.64             2.45             1.39
Net increase in net asset value from operations          4.38             2.43             1.34
Distributions:
Dividends from net investment income                      --               --            ( 0.01)
Distributions from net realized capital gains          ( 3.35)             --            ( 1.72)
Total dividends and distributions                      ( 3.35)             --            ( 1.73)
Net asset value, end of period                         $ 36.80          $ 35.77          $ 33.34
Total return++                                         13.37%            7.29%            4.53%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $75,538          $21,000          $13,000
Ratio of operating expenses to average net assets       1.95%+           2.05%+           1.97%+
Ratio of net investment loss to average net assets     ( 0.83)%+        ( 0.77)%+        ( 0.58)%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.98%+           2.09%+           1.99%+

                                                       * The financial information for the fiscal
                                                       periods through May 14, 1999 reflect the
                                                       financial information for the Pacific
                                                       Horizon Blue Chip Fund B Shares, which were
                                                       reorganized into the Blue Chip Investor B
                                                       Shares as of May 21, 1999. Prior to May 21,
                                                       1999, the Fund's investment adviser was
                                                       Bank of America National Trust and Savings
                                                       Association. Effective May 21, 1999, its
                                                       investment adviser became Banc of America
                                                       Advisors, Inc. and its investment
                                                       sub-adviser became Banc of America Capital
                                                       Management, Inc.
                                                       ** Blue Chip Investor B Shares commenced
                                                       operations on July 15, 1998.
                                                       + Annualized.
                                                       ++ Total return represents aggregate total
                                                       return for the period indicated, assumes
                                                       reinvestment of all distributions, and does
                                                       not reflect the deduction of any applicable
                                                       sales charges.
                                                       # Per share net investment income has been
                                                       calculated using the monthly average shares
                                                       method.

                                      117

Nations Blue Chip Fund                            For a Share outstanding throughout each period

                                                  Period ended   Period ended   Year ended   Year ended   Period ended
Investor C Shares*                                  03/31/00#      05/14/99      02/28/99     02/28/98     02/28/97**
Operating performance:
Net asset value, beginning of period                 $ 35.69        $ 33.24         $ 29.79     $ 25.20      $ 20.38
Net investment income/(loss)                         ( 0.24)        ( 0.04)         ( 0.06)       0.04         0.07
Net realized and unrealized gain (loss) on
 investments                                           4.61           2.49            5.23        7.83         5.35
Net increase in net asset value from operations        4.37           2.45            5.17        7.87         5.42
Distributions:
Dividends from net investment income                    --             --               --      ( 0.04)      ( 0.07)
Distributions from net realized capital gains        ( 3.35)           --           ( 1.72)     ( 3.24)      ( 0.53)
Total dividends and distributions                    ( 3.35)           --           ( 1.72)     ( 3.28)      ( 0.60)
Net asset value, end of period                       $ 36.71        $ 35.69         $ 33.24     $ 29.79      $ 25.20
Total return++                                       13.35%          7.37%          17.96%      33.08%       26.96%
====================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period in (000's)                 $17,123        $15,000         $13,000     $7,000       $1,000
Ratio of operating expenses to average net assets     1.95%+         1.80%+          1.66%       1.67%        1.92%+
Ratio of net investment income loss to average net
 assets                                              ( 0.83)%+      ( 0.54)%+       ( 0.22)%      0.12%        0.45%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.98%+         2.08%+          1.92%       1.69%        2.12%+

                                                       * The financial information for the fiscal periods through May
                                                       14, 1999 reflect the financial information for the Pacific
                                                       Horizon Blue Chip Fund K Shares, which were reorganized into the Blue Chip Investor C Shares as of May 21, 1999. Prior to
                                                       May 21, 1999, the Fund's investment adviser was Bank of America
                                                       National Trust and Savings Association. Effective May 21, 1999,
                                                       its investment adviser became Banc of America Advisors, Inc.
                                                       and its investment sub-adviser became Banc of America Capital
                                                       Management, Inc.
                                                       ** Blue Chip Investor C Shares commenced operations on November
                                                       11, 1996.
                                                       + Annualized.
                                                       ++ Total return represents aggregate total return for the
                                                       period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                       # Per share net investment income has been calculated using the monthly average shares method.

Nations Strategic Growth Fund      For a Share outstanding throughout the period


                                                               Period ended
Investor A Shares                                               03/31/00*#
Operating performance:
Net asset value, beginning of period                             $ 13.88
Net investment income (loss)                                      ( 0.03)
Net realized and unrealized gain (loss) on
 investments                                                        3.19
Net increase (decrease) in net asset value from
 operations                                                         3.16
Distributions:
Distributions from net realized capital gains                     ( 0.06)
Net asset value, end of period                                   $ 16.98
Total return++                                                     22.86%
==========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                              $5,503
Ratio of operating expenses to average net
 assets                                                             1.22%+
Ratio of net investment income/(loss) to average
 net assets                                                       ( 0.35)%+
Portfolio turnover rate                                               23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                      1.22%+

                           * Strategic Growth Fund Investor A Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Strategic Growth Fund      For a Share outstanding throughout the period


                                                               Period ended
Investor B Shares                                               03/31/00*#
Operating performance:
Net asset value, beginning of period                             $ 13.88
Net investment income (loss)                                     ( 0.10)
Net realized and unrealized gain (loss) on
 investments                                                       3.18
Net increase (decrease) in net asset value from
 operations                                                        3.08
Distributions:
Distributions from net realized capital gains                    ( 0.06)
Net asset value, end of period                                   $ 16.90
Total return++                                                    22.29%
========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period in (000's)                             $4,934
Ratio of operating expenses to average net
 assets                                                            1.97%+
Ratio of net investment income/(loss) to average
 net assets                                                      ( 1.10)%+
Portfolio turnover rate                                             23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                     1.97%+

                           * Strategic Growth Fund Investor B Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Strategic Growth Fund      For a Share outstanding throughout the period

                                                               Period ended
Investor C Shares                                               03/31/00*#
Operating performance:
Net asset value, beginning of period                             $ 13.88
Net investment income (loss)                                     ( 0.10)
Net realized and unrealized gain (loss) on
 investments                                                       3.20
Net increase (decrease) in net asset value from
 operations                                                        3.10
Distributions:
Distributions from net realized capital gains                    ( 0.06)
Net asset value, end of period                                   $ 16.92
Total return++                                                    22.36%
========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                             $1,706
Ratio of operating expenses to average net
 assets                                                            1.97%+
Ratio of net investment income/(loss) to average
 net assets                                                      ( 1.10)%+
Portfolio turnover rate                                             23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                     1.97%+

                           * Strategic Growth Fund Investor C Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Capital Growth Fund                          For a Share outstanding throughout each period

                                                     Year ended     Year ended   Year ended     Year ended  Period ended  Year ended
Investor A Shares                                     03/31/00       03/31/99#   03/31/98#       03/31/97#   03/31/96(a)   11/30/95
Operating performance:
Net asset value, beginning of period                  $ 11.97         $ 13.26     $ 11.67        $ 13.41       $ 14.22     $ 11.21
Net investment income/(loss)                          ( 0.08)         ( 0.03)     ( 0.01)          0.02          0.01        0.06
Net realized and unrealized gain on investments         3.42            1.58        5.28           1.65          0.38        3.28
Net increase in net asset value from operations         3.34            1.55        5.27           1.67          0.39        3.34
Distributions:
Dividends from net investment income                     --              --          --          ( 0.02)       ( 0.01)      ( 0.07)
Distributions from net realized capital gains         ( 0.88)         ( 2.84)     ( 3.68)        ( 3.39)       ( 1.19)      ( 0.26)
Total dividends and distributions                     ( 0.88)         ( 2.84)     ( 3.68)        ( 3.41)       ( 1.20)      ( 0.33)
Net asset value, end of period                        $ 14.43         $ 11.97     $ 13.26        $ 11.67       $ 13.41     $ 14.22
Total return++                                         29.41%          14.70%      53.83%         11.58%         3.02%       30.70%
==================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $61,756         $52,987     $43,380        $20,465       $18,311     $16,770
Ratio of operating expenses to average net assets       1.21%(b)(c)     1.21%(c)    1.20%(b)(c)    1.21%(b)      1.21%+       1.23%
Ratio of net investment income/(loss) to average
 net assets                                           ( 0.63)         ( 0.29)%    ( 0.12)%         0.14%         0.13%+       0.46%
Portfolio turnover rate                                  39%             39%        113%            75%            25%          80%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.21%(c)        1.21%(c)    1.20%(c)       1.21%         1.21%+       1.23%

                                                     + Annualized.
                                                     ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                     # Per share net investment income has been calculated using the monthly average shares method.
                                                     (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was
                                                     November 30.
                                                     (b) The effect of interest expense on the operating expense ratio was less than
                                                     0.01%.
                                                     (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Capital Growth Fund                          For a Share outstanding throughout each period

                                                     Year ended     Year ended   Year ended     Year ended  Period ended  Year ended
Investor B Shares                                     03/31/00       03/31/99#   03/31/98#      03/31/97#   03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                  $ 11.39         $ 12.83     $ 11.47        $ 13.31       $ 14.15     $ 11.17
Net investment income/(loss)                          ( 0.17)         ( 0.11)     ( 0.10)        ( 0.08)       ( 0.02)     ( 0.03)
Net realized and unrealized gain on investments         3.24            1.51        5.14           1.63          0.37        3.27
Net increase in net asset value from operations         3.07            1.40        5.04           1.55          0.35        3.24
Distributions:
Dividends from net investment income                     --              --          --             --            --           --
Distributions from net realized capital gains         ( 0.88)         ( 2.84)     ( 3.68)        ( 3.39)       ( 1.19)     ( 0.26)
Total dividends and distributions                     ( 0.88)         ( 2.84)     ( 3.68)        ( 3.39)       ( 1.19)     ( 0.26)
Net asset value, end of period                        $ 13.58         $ 11.39     $ 12.83        $ 11.47       $ 13.31     $ 14.15
Total return++                                         28.42%          13.86%      52.52%         10.68%         2.77%      29.80%
==================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $75,844         $66,338     $59,496        $41,933       $41,045     $40,868
Ratio of operating expenses to average net assets       1.96%(b)(c)     1.96%(c)    1.95%(b)(c)    1.96%(b)      1.96%+      1.98%
Ratio of net investment income/(loss) to average
 net assets                                           ( 1.38)%        ( 1.04)%    ( 0.87)%       ( 0.61)%      ( 0.62)%+   ( 0.29)%
Portfolio turnover rate                                  39%             39%        113%            75%           25%          80%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.96%(c)        1.96%(c)    1.95%(c)       1.96%         1.96%+      1.98%

                                                     + Annualized.
                                                     ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                     # Per share net investment income has been calculated using the monthly average shares method.
                                                     (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was
                                                     November 30.
                                                     (b) The effect of interest expense on the operating expense ratio was less than
                                                     0.01%.
                                                     (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Capital Growth Fund                      For a Share outstanding throughout each period

                                                 Year ended     Year ended   Year ended     Year ended   Period ended   Year ended
Investor C Shares                                 03/31/00       03/31/99#   03/31/98#       03/31/97#    03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period               $ 11.48        $ 12.92     $ 11.50         $ 13.26       $ 14.09      $ 11.14
Net investment income/(loss)                       ( 0.16)        ( 0.11)     ( 0.08)         ( 0.01)         0.00 (b)   ( 0.03)
Net realized and unrealized gain on investments      3.26           1.51        5.18            1.64          0.36         3.24
Net increase in net asset value from operations      3.10           1.40        5.10            1.63          0.36         3.21
Distributions:
Dividends from net investment income                  --             --          --              --            --           --
Distributions from net realized capital gains      ( 0.88)        ( 2.84)     ( 3.68)         ( 3.39)       ( 1.19)      ( 0.26)
Total dividends and distributions                  ( 0.88)        ( 2.84)     ( 3.68)         ( 3.39)       ( 1.19)      ( 0.26)
Net asset value, end of period                     $ 13.70        $ 11.48     $ 12.92         $ 11.50       $ 13.26      $ 14.09
Total return++                                      28.46%         13.76%      53.02%          11.39%         2.86%       29.61%
================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $4,883         $3,862      $6,176          $5,752        $3,655       $3,322
Ratio of operating expenses to average net assets    1.96%(c)(d)    1.96%(c)    1.78%(c)(d)     1.46%(d)      1.58%+       1.98%
Ratio of net investment income/(loss) to average
 net assets                                        ( 1.38)%       ( 1.04)%    ( 0.70)%        ( 0.11)%      ( 0.24)%+    ( 0.29)%
Portfolio turnover rate                               39%            39%        113%             75%           25%          80%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.96%(c)       1.96%(c)    1.78%(c)        1.46%         1.58%+       1.98%

                                                     + Annualized.
                                                     ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                     # Per share net investment income has been calculated using the monthly average shares method.
                                                     (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was
                                                     November 30.
                                                     (b) Amount represents less than $0.01 per share.
                                                     (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                                     (d) The effect of interest expense on the operating expense ratio was less than
                                                     0.01%.

                                      121

Nations Aggressive Growth Fund                   For a Share outstanding throughout each period

                                                 Year ended      Year ended   Year ended     Year ended   Period ended  Year ended
Investor A Shares                                 03/31/00#       03/31/99     03/31/98#      03/31/97     03/31/96(a)   11/30/95
Operating performance:
Net asset value, beginning of period               $ 23.23         $ 22.09      $ 18.44        $ 17.16       $ 17.04     $ 13.06
Net investment income/(loss)                       ( 0.02)         ( 0.03)        0.02           0.08          0.04        0.09
Net realized and unrealized gain/(loss) on
 investments                                       ( 0.04)           3.21         7.87           2.80          0.35        3.96
Net increase/(decrease) in net asset value from
 operations                                        ( 0.06)           3.18         7.89           2.88          0.39        4.05
Distributions:
Dividends from net investment income                  --              --        ( 0.01)        ( 0.09)       ( 0.04)     ( 0.07)
Distributions from net realized capital gains      ( 2.74)         ( 2.04)      ( 4.23)        ( 1.51)       ( 0.23)         --
Total dividends and distributions                  ( 2.74)         ( 2.04)      ( 4.24)        ( 1.60)       ( 0.27)     ( 0.07)
Net asset value, end of period                     $ 20.43         $ 23.23      $ 22.09        $ 18.44       $ 17.16     $ 17.04
Total return++                                     ( 0.41)%         15.49%       48.28%         16.76%         2.35%      31.05%
=================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $47,624         $67,356      $21,725        $6,837        $4,722      $3,234
Ratio of operating expenses to average net assets    1.23%(b)(c)     1.22%(b)(c)  1.23%(b)(c)    1.29%(b)      1.12%+      1.40%
Ratio of net investment income/(loss) to average
 net assets                                        ( 0.10)%        ( 0.13)%       0.12%          0.45%         0.72%+      0.75%
Portfolio turnover rate                               79%             72%          79%           120%           47%         124%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.23%(c)        1.22%(c)     1.23%(c)       1.29%         1.12%+      1.40%

                                                     + Annualized.
                                                     ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                     # Per share net investment income has been calculated using the monthly average shares method.
                                                     (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was
                                                     November 30.
                                                     (b) The effect of interest expense on the operating expense ratio was less than
                                                     0.01%.
                                                     (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Aggressive Growth Fund                   For a Share outstanding throughout each period

                                                 Year ended     Year ended     Year ended     Year ended   Period ended  Year ended
Investor B Shares                                 03/31/00#      03/31/99       03/31/98#      03/31/97     03/31/96(a)   11/30/95
Operating performance:
Net asset value, beginning of period               $ 22.47        $ 21.57        $ 18.20        $ 17.00       $ 16.89     $  13.02
Net investment income/(loss)                       ( 0.18)        ( 0.17)        ( 0.12)        ( 0.05)       ( 0.01)        0.03
Net realized and unrealized gain/(loss) on
 investments                                       ( 0.04)          3.11           7.72           2.76          0.35         3.87
Net increase/(decrease) in net asset value from
 operations                                        ( 0.22)          2.94           7.60           2.71          0.34         3.90
Distributions:
Dividends from net investment income                  --             --             --             --            --        ( 0.03)
Distributions from net realized capital gains      ( 2.74)        ( 2.04)        ( 4.23)        ( 1.51)       ( 0.23)          --
Total dividends and distributions                  ( 2.74)        ( 2.04)        ( 4.23)        ( 1.51)       ( 0.23)      ( 0.03)
Net asset value, end of period                     $ 19.51        $ 22.47        $ 21.57        $ 18.20       $ 17.00     $  16.89
Total return++                                     ( 1.19)%        14.69%         47.14%         15.86%         2.08%       29.94%
==================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $39,680        $50,797         $38,079        $20,257       $18,412     $ 16,874
Ratio of operating expenses to average net assets   1.98%(b)(c)    1.97%(b)(c)     1.98%(b)(c)    2.04%(b)      2.02%+       2.30%
Ratio of net investment income/(loss) to average
 net assets                                       ( 0.85)%       ( 0.88)%        ( 0.63)%       ( 0.30)%      ( 0.18)%+    ( 0.15)%
Portfolio turnover rate                               79%            72%            79%           120%           47%          124%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.98%(c)       1.97%(c)        1.98%(c)       2.04%         2.02%+       2.30%

                                                     + Annualized.
                                                     ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                     # Per share net investment income has been calculated using the monthly average shares method.
                                                     (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was
                                                     November 30.
                                                     (b) The effect of interest expense on the operating expense ratio was less than
                                                     0.01%.
                                                     (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Aggressive Growth Fund                       For a Share outstanding throughout each period

                                                     Year ended   Year ended   Year ended   Year ended  Period ended  Period ended
Investor C Shares                                    03/31/00#    03/31/99      03/31/98#    03/31/97    03/31/96(a)    11/30/95*
Operating performance:
Net asset value, beginning of period                  $ 22.86      $ 21.92       $ 18.41     $ 17.10       $ 16.97      $ 14.08
Net investment income/(loss)                          ( 0.18)      ( 0.17)       ( 0.09)       0.04          0.01         0.00 (b)
Net realized and unrealized gain/(loss) on
 investments                                          ( 0.04)        3.15          7.83        2.79          0.35         2.92
Net increase/(decrease) in net asset value from
 operations                                           ( 0.22)        2.98          7.74        2.83          0.36         2.92
Distributions:
Dividends from net investment income                     --           --            --       ( 0.01)          --        ( 0.03)
Distributions from net realized capital gains         ( 2.74)      ( 2.04)       ( 4.23)     ( 1.51)       ( 0.23)         --
Total dividends and distributions                     ( 2.74)      ( 2.04)       ( 4.23)     ( 1.52)       ( 0.23)      ( 0.03)
Net asset value, end of period                        $ 19.90      $ 22.86       $ 21.92     $ 18.41       $ 17.10      $ 16.97
Total return++                                        ( 1.16)%      14.64%        47.38%      16.45%         2.19%       20.78%
====================================================  =======      =======       =======     =======       =======      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,496       $1,629        $1,199      $  446        $  283       $  322
Ratio of operating expenses to average net assets     1.98%(c)(d)  1.97%(c)(d)   1.81%(c)(d) 1.54%(c)      1.65%+       2.30%+
Ratio of net investment income/(loss) to average
 net assets                                           ( 0.85)%     ( 0.88)%      ( 0.46)%      0.20%         0.19%+     ( 0.15)%+
Portfolio turnover rate                                  79%          72%           79%        120%           47%         124%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.98%(d)     1.97%(d)      1.81%(d)    1.54%         1.65%+       2.30%+

                                                     * Aggressive Growth Fund Investor C Shares commenced operations on May 10,
                                                     1995.
                                                     + Annualized.
                                                     ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                     # Per share net investment income has been calculated using the monthly average shares method.
                                                     (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was
                                                     November 30.
                                                     (b) Amount represents less than $0.01 per share.
                                                     (c) The effect of interest expense on the operating expense ratio was less than
                                                     0.01%.
                                                     (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.

Nations Marsico Focused Equities Fund                 For a Share outstanding throughout each period

                                                      Year ended         Year ended         Period ended
Investor A Shares                                      03/31/00#          03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                    $ 16.73            $ 12.14            $ 10.00
Net investment income/(loss)                            ( 0.03)            ( 0.04)            ( 0.01)
Net realized and unrealized gain on investments           6.09               4.64               2.15
Net increase in net asset value from operations           6.06               4.60               2.14
Distributions:
Dividends from net investment income                       --                 --                 --
Distributions from net realized capital gains           ( 0.23)            ( 0.01)               --
Total dividends and distributions                       ( 0.23)            ( 0.01)               --
Net asset value, end of period                          $ 22.56            $ 16.73            $ 12.14
Total return++                                           36.62%             37.94%             21.40%
=====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $690,166           $238,137           $6,056
Ratio of operating expenses to average net assets         1.41%(a)           1.31%(a)           1.77%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             ( 0.60)%           ( 0.20)%           ( 0.55)%+
Portfolio turnover rate                                    53%(b)            177%                25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.41%(a)           1.31%(a)           1.77%+(a)

                                                       * Nations Marsico Focused Equities Fund Investor A
                                                       Shares commenced operations on December 31, 1997.
                                                       + Annualized.
                                                       ++ Total return represents aggregate total return
                                                       for the period indicated, assumes reinvestment of
                                                       all distributions, and does not reflect the
                                                       deduction of any applicable sales charges.
                                                       # Per share net investment income has been
                                                       calculated using the monthly average shares
                                                       method.
                                                       (a) The effect of the custodial expense offset on
                                                       the operating expense ratio, with and without
                                                       waivers and/ or expense reimbursements, was less
                                                       than 0.01%.
                                                       (b) Amount represents results prior to conversion
                                                       to a master-feeder structure.

Nations Marsico Focused Equities Fund                 For a Share outstanding throughout each period

                                                        Year ended        Year ended         Period ended
Investor B Shares                                        03/31/00#         03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                      $ 16.62           $ 12.13            $ 10.00
Net investment income/(loss)                               ( 0.09)          ( 0.12)            ( 0.04)
Net realized and unrealized gain on investments             5.96              4.62               2.17
Net increase in net asset value from operations             5.87              4.50               2.13
Distributions:
Dividends from net investment income                           --              --                 --
Distributions from net realized capital gains              ( 0.23)          ( 0.01)               --
Total dividends and distributions                          ( 0.23)          ( 0.01)               --
Net asset value, end of period                            $ 22.26           $ 16.62            $ 12.13
Total return ++                                             35.71%           37.15%             21.30%
======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $1,003,840        $306,365           $20,446
Ratio of operating expenses to average net assets            2.16%(a)         2.06%(a)           2.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                                ( 1.35)%         ( 0.95)%           ( 1.30)%+
Portfolio turnover rate                                        53%(b)         177%                25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               2.16%(a)         2.06%(a)           2.52%+(a)

                                                       * Nations Marsico Focused Equities Fund Investor B
                                                       Shares commenced operations on December 31, 1997.
                                                       + Annualized.
                                                       ++ Total return represents aggregate total return
                                                       for the period indicated, assumes reinvestment of
                                                       all distributions, and does not reflect the
                                                       deduction of any applicable sales charges.
                                                       # Per share net investment income has been
                                                       calculated using the monthly average shares
                                                       method.
                                                       (a) The effect of the custodial expense offset on
                                                       the operating expense ratio, with and without
                                                       waivers and/or expense reimbursements, was less
                                                       than 0.01%.
                                                       (b) Amount represents results prior to conversion
                                                       to a master-feeder structure.

Nations Marsico Focused Equities Fund                 For a Share outstanding throughout each period

                                                      Year ended         Year ended         Period ended
Investor C Shares                                      03/31/00#          03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                    $ 16.67            $ 12.13            $ 10.00
Net investment income/(loss)                            ( 0.08)            ( 0.14)            ( 0.04)
Net realized and unrealized gain on investments           5.97               4.69               2.17
Net increase in net asset value from operations           5.89               4.55               2.13
Distributions:
Dividends from net investment income                       --                 --                 --
Distributions from net realized capital gains           ( 0.23)            ( 0.01)               --
Total dividends and distributions                       ( 0.23)            ( 0.01)               --
Net asset value, end of period                          $ 22.33            $ 16.67            $ 12.13
Total return++                                           35.72%             37.56%             21.30%
=====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $247,509           $13,682            $  469
Ratio of operating expenses to average net assets         2.16%(a)           2.06%(a)           2.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             ( 1.35)%           ( 0.95)%           ( 1.30)%+
Portfolio turnover rate                                    53%(b)            177%                25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.16%(a)           2.06%(a)           2.52%+(a)

                                                       * Nations Marsico Focused Equities Fund Investor C
                                                       Shares commenced operations on December 31, 1997.
                                                       + Annualized.
                                                       ++ Total return represents aggregate total return
                                                       for the period indicated, assumes reinvestment of
                                                       all distributions, and does not reflect the
                                                       deduction of any applicable sales charge.
                                                       # Per share net investment income has been
                                                       calculated using the monthly average shares
                                                       method.
                                                       (a) The effect of the custodial expense offset on
                                                       the operating expense ratio, with and without
                                                       waivers and/or expense reimbursements, was less
                                                       than 0.01%.
                                                       (b) Amount represents results prior to conversion
                                                       to a master-feeder structure.

Nations MidCap Growth Fund                         For a Share outstanding throughout each period

                                                   Year ended    Year ended    Year ended  Year ended   Period ended   Year ended
Investor A Shares                                   03/31/00#     03/31/99#    03/31/98#   03/31/97#     03/31/96#(a)    11/30/95
Operating performance:
Net asset value, beginning of period                 $ 13.04       $ 16.30      $ 12.69     $ 13.91        $ 14.17        $ 11.35
Net investment income/(loss)                         ( 0.12)       ( 0.07)      ( 0.10)     ( 0.07)        ( 0.01)        ( 0.01)
Net realized and unrealized gain/(loss) on
 investments                                           9.59        ( 0.92)        5.50        0.19           1.25           3.23
Net increase/(decrease) in net asset value from
 operations                                            9.47        ( 0.99)        5.40        0.12           1.24           3.22
Distributions:
Distributions from net realized capital gains        ( 0.64)       ( 2.27)      ( 1.79)     ( 1.34)        ( 1.50)        ( 0.40)
Total dividends and distributions                    ( 0.64)       ( 2.27)      ( 1.79)     ( 1.34)        ( 1.50)        ( 0.40)
Net asset value, end of period                       $ 21.87       $ 13.04      $ 16.30     $ 12.69        $ 13.91        $ 14.17
Total return++                                        74.82%       ( 7.41)%      44.86%       0.18%          9.80%         29.65%
=================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $22,741       $18,042      $21,591     $12,126        $7,802         $5,765
Ratio of operating expenses to average net assets    1.25%(b)(c)   1.23%(b)(c   1.23%(b)    1.23%(b)       1.24%+         1.23% )
Ratio of net investment income/(loss) to average
 net assets                                         ( 0.70)%      ( 0.54)%     ( 0.67)%    ( 0.51)%       ( 0.31)%+      ( 0.17)%
Portfolio turnover rate                                 46%           43%          76%         93%            39%           139%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursement         1.25%(b)      1.23%(b)     1.23%(b)    1.23%(b)       1.24%+         1.23%

                                                   + Annualized.
                                                   ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                   # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                                                   (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was
                                                   November 30.
                                                   (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                                   (c) The effect of interest expense on the operating expense ratio was less than
                                                   0.01%.

Nations MidCap Growth Fund                        For a Share outstanding throughout each period

                                                  Year ended     Year ended     Year ended   Year ended   Period ended  Year ended
Investor B Shares                                  03/31/00#      03/31/99#      03/31/98#    03/31/97#   03/31/96#(a)   11/30/95
Operating performance:
Net asset value, beginning of period                $ 12.28        $ 15.58        $ 12.29      $ 13.61      $ 13.93      $ 11.24
Net investment income/(loss)                        ( 0.22)        ( 0.15)        ( 0.20)      ( 0.18)      ( 0.05)      ( 0.07)
Net realized and unrealized gain/(loss) on
 investments                                          8.96         ( 0.88)          5.28         0.20         1.23         3.16
Net increase/(decrease) in net asset value from
 operations                                           8.74         ( 1.03)          5.08         0.02         1.18         3.09
Distributions:
Distributions from net realized capital gains       ( 0.64)        ( 2.27)        ( 1.79)      ( 1.34)      ( 1.50)      ( 0.40)
Total dividends and distributions                   ( 0.64)        ( 2.27)        ( 1.79)      ( 1.34)      ( 1.50)      ( 0.40)
Net asset value, end of period                      $ 20.38        $ 12.28        $ 15.58      $ 12.29      $ 13.61      $ 13.93
Total return++                                       73.47%        ( 8.10)%        43.64%      ( 0.57)%       9.52%       28.75%
================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $49,606        $33,245        $45,451      $33,342      $34,989      $32,349
Ratio of operating expenses to average net assets   2.00%(b)(c)    1.98%(b)(c)    1.98%(b)     1.98%(b)     1.99%+       1.98%
Ratio of net operating expenses to average net
 assets including interest expense                     --             --            1.99%         --           --            --
Ratio of net investment income/(loss) to average
 net assets                                         ( 1.45)%       ( 1.29)%       ( 1.42)%     ( 1.26)%     ( 1.06)%+    ( 0.92)%
Portfolio turnover rate                                46%            43%            76%          93%          39%          139%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        2.00%(b)       1.98%(b)       1.98%(b)     1.98%(b)     1.99%+       1.98%

                                                   + Annualized.
                                                   ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                   # Per share net investment income has been calculated using the monthly average shares method.
                                                   (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was
                                                   November 30.
                                                   (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                                   (c) The effect of interest expense on the operating expense ratio was less than
                                                   0.01%.

Nations MidCap Growth Fund                         For a Share outstanding throughout each period

                                                   Year ended     Year ended    Year ended  Year ended    Period ended  Year ended
Investor C Shares                                   03/31/00#      03/31/99#     03/31/98#   03/31/97#    03/31/96#(a)   11/30/95
Operating performance:
Net asset value, beginning of period                 $ 12.33        $ 15.63       $ 12.31     $ 13.56        $ 13.87     $ 11.20
Net investment income/(loss)                         ( 0.22)        ( 0.15)       ( 0.18)     ( 0.10)        ( 0.03)     ( 0.08)
Net realized and unrealized gain/(loss) on
 investments                                           9.00         ( 0.88)         5.29        0.19           1.22        3.15
Net increase/(decrease) in net asset value from
 operations                                            8.78         ( 1.03)         5.11        0.09           1.19        3.07
Distributions:
Distributions from net realized capital gains        ( 0.64)        ( 2.27)       ( 1.79)     ( 1.34)        ( 1.50)     ( 0.40)
Total dividends and distributions                    ( 0.64)        ( 2.27)       ( 1.79)     ( 1.34)        ( 1.50)     ( 0.40)
Net asset value, end of period                       $ 20.47        $ 12.33       $ 15.63     $ 12.31        $ 13.56     $ 13.87
Total return++                                        73.50%        ( 8.08)%       43.80%     ( 0.04)%         9.64%      28.67%
================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $2,628         $1,383        $2,266      $1,437         $  936      $  805
Ratio of operating expenses to average net assets    2.00%(b)(c)    1.98%(b)(c)   1.81%(b)    1.48%(b)       1.61%+      1.98%
Ratio of net operating expenses to average net
 assets including interest expense                      --             --           1.82%        --             --          --
Ratio of net investment income/(loss) to average
 net assets                                          ( 1.45)%       ( 1.29)%      ( 1.25)%    ( 0.76)%       ( 0.68)%+   ( 0.92)%
Portfolio turnover rate                                 46%            43%           76%         93%            39%        139%
Ratio of net operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                        2.00%(b)       1.98%(b)      1.81%(b)    1.48%(b)       1.61%+      1.98%

                                                   + Annualized.
                                                   ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                   # Per share net investment income has been calculated using the monthly average shares method.
                                                   (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was
                                                   November 30.
                                                   (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                                   (c) The effect of interest expense on the operating expense ratio was less than
                                                   0.01%.

Nations Small Company Fund                          For a Share outstanding throughout each period

                                                    Year ended   Year ended   Period ended    Period ended    Period ended
Investor A Shares                                    03/31/00#    03/31/99#     03/31/98*       05/16/97*     08/31/96*(a)
Operating performance:
Net asset value, beginning of period                  $ 11.43      $ 15.74       $ 12.05         $ 10.64        $ 10.00
Net investment income/(loss)                          ( 0.15)      ( 0.07)       ( 0.02)           0.03           0.05
Net realized and unrealized gain/(loss) on
 investments                                           11.19       ( 3.11)         4.42            1.46           0.64
Net increase/(decrease) in net asset value from
 operations                                            11.04       ( 3.18)         4.40            1.49           0.69
Distributions:
Dividends from net investment income                     --            --           --           ( 0.03)        ( 0.05)
Distributions from net realized capital gains         ( 0.03)      ( 1.13)       ( 0.71)         ( 0.05)           --
Total dividends and distributions                     ( 0.03)      ( 1.13)       ( 0.71)         ( 0.08)        ( 0.05)
Net asset value, end of period                        $ 22.44      $ 11.43       $ 15.74         $ 12.05        $ 10.64
Total return++                                         96.91%      (21.32)%       37.02%          13.98%          6.88%
=======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $245,425     $16,143       $6,772          $3,697         $2,611
Ratio of operating expenses to average net assets    1.38%(b)(c)  1.20%(b)         1.20%+(b)       1.23%+         1.25%+
Ratio of net investment income/(loss) to average
 net assets                                           ( 0.90)%     ( 0.67)%      ( 0.20)%+         0.30%+         0.66%+
Portfolio turnover rate                                  63%           87%          59%             48%            31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.47%(b)     1.47%(b)      1.51%+(b)       1.66%+         1.65%+


                                                   * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Domestic Stock
                                                   Fund's Class A Shares, which were reorganized into Small Company Fund Investor A
                                                   Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatmen's Trust Company. Effective
                                                   May 23, 1997, the investment sub-adviser to Small Company Fund is Banc of America
                                                   Capital Management, Inc.
                                                   + Annualized.
                                                   ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                                   # Per share net investment income has been calculated using the monthly average shares method.
                                                   (a) Represents the period from December 12, 1995 (commencement of operations) to
                                                   August 31, 1996.
                                                   (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                                   (c) The effect of interest expense on the operating expense ratio was less than
                                                   0.01%.

Nations Small Company Fund                          For a Share outstanding throughout each period

                                                    Year ended      Year ended    Period ended       Period ended   Period ended
Investor B Shares                                   03/31/00#        03/31/99#      03/31/98*          05/16/97*    08/31/96*(a)
Operating performance:
Net asset value, beginning of period                  $ 11.23         $ 15.59        $ 12.03            $ 10.65        $ 10.00
Net investment income/(loss)                          ( 0.25)         ( 0.11)        ( 0.08)            ( 0.03)          0.01
Net realized and unrealized gain/(loss) on
investments                                            10.99          ( 3.12)          4.35               1.46           0.65
Net increase/(decrease) in net asset value from
operations                                             10.74          ( 3.23)          4.27               1.43           0.66
Distributions:
Dividends from net investment income                     --               --            --                 --          ( 0.01)
Distributions from net realized capital gains         ( 0.03)         ( 1.13)        ( 0.71)            ( 0.05)           --
Total dividends and distributions                     ( 0.03)         ( 1.13)        ( 0.71)            ( 0.05)        ( 0.01)
Net asset value, end of period                        $ 21.94         $ 11.23        $ 15.59            $ 12.03        $ 10.65
Total return++                                         95.79%         (21.86)%        36.06%             13.43%          6.65%
==============================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $13,839         $ 5,127        $3,384             $2,635         $1,878
Ratio of operating expenses to average net assets       2.13%(b)(c)     1.95%(b)       1.87%+(b)          1.97%+         2.01%+
Ratio of net investment income/(loss) to average
 net assets                                           ( 1.65)%        ( 1.42)%       ( 0.87)%+          ( 0.45)%+      ( 0.07)%+
Portfolio turnover rate                                  63%              87%           59%                48%            31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.22%(b)        2.22%(b)       2.18%+(b)          2.41%+         2.44%+

                                                   * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Domestic Stock
                                                   Fund's Class B Shares, which were reorganized into Small Company Fund Investor B
                                                   Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatman's Trust Company. Effective
                                                   May 23, 1997, the investment sub-adviser to Small Company Fund is Banc of America
                                                   Capital Management, Inc.
                                                   + Annualized.
                                                   ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                                                   # Per share net investment income has been calculated using the monthly average shares method.
                                                   (a) Represents the period from December 12, 1995 (commencement of operations) to
                                                   August 31, 1996.
                                                   (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                                   (c) The effect of interest expense on the operating expense ratio was less than
                                                   0.01%.

Nations Small Company Fund                              For a Share outstanding throughout each period

                                                        Year ended            Year ended          Period ended
Investor C Shares                                       03/31/00#              03/31/99#            03/31/98*
 Operating performance:
Net asset value, beginning of period                     $ 11.38                 $ 15.74             $ 15.18
Net investment income/(loss)                             ( 0.23)                 ( 0.12)             ( 0.08)
 Net realized and unrealized gain/(loss) on
 investments                                              11.09                  ( 3.11)               1.35
Net increase/(decrease) in net asset value from
 operations                                               10.86                  ( 3.23)               1.27
 Distributions:
Dividends from net investment income                        --                       --                 --
Distributions from net realized capital gains            ( 0.03)                 ( 1.13)             ( 0.71)
 Total dividends and distributions                       ( 0.03)                 ( 1.13)             ( 0.71)
Net asset value, end of period                           $ 22.21                 $ 11.38             $ 15.74
 Total return ++                                          95.76%                 (21.66)%              8.75%
================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $3,588                  $ 1,951             $3,122
 Ratio of operating expenses to average net assets         2.13%(a)(b)             1.70%(a)            1.95%+(a)
Ratio of net investment income/(loss) to average
 net assets                                              ( 1.65)%                ( 1.17)%            ( 0.95)%+
 Portfolio turnover rate                                    63%                      87%                59%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             2.22%(a)                2.22%(a)            2.26%+(a)

                                                        * Small Company Fund Investor C Shares commenced
                                                        operations on September 22, 1997.
                                                        + Annualized.
                                                        ++ Total return represents aggregate total return for the
                                                        period indicated, assumes reinvestment of all
                                                        distributions, and does not reflect the deduction of any
                                                        applicable sales charge.
                                                        # Per share net investment income has been calculated
                                                        using the monthly average shares method.
                                                        (a) The effect of the custodial expense offset on the
                                                        operating expense ratio, with and without waivers and/ or
                                                        expense reimbursements, was less than 0.01%.
                                                        (b) The effect of interest expense on the operating
                                                        expense ratio was less than 0.01%.

[GRAPHIC]
             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.

[GRAPHIC]
          Terms used in this prospectus

 Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 First Boston Convertible Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Foreign security - a debt or equity security issued by a foreign company or government.

 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 Futures contract - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and Middle East. The index is weighted by market capitalization.

 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other nationally recognized statistical rating organization NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 Lehman Aggregate Bond Index - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indexes include U.S. government agency and U.S. Treasury Securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 Money market instrument - a short-term debt security that matures in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Mortgage-backed security or mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

 Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

 Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole.

 Russell 2000 - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

 S&P/BARRA Value Index(1) - an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole.

 S&P MidCap 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

 S&P SmallCap 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment.

 S&P SuperComposite 1500(1) - An index created by Standard & Poors combining the companies represented in three other indices - S&P 500, MidCap 400, and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets.

 Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 Settlement date - The date on which an order is settled either by payment or delivery of securities.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 Wilshire 5000 Equity Index - an index that measures the performance of the equity securities of all companies headquartered in the U.S. that have readily available price data -- over 7,000 companies. The index is weighted by market capitalization and is not available for investment.

 (1) S&P and BARRA have not reviewed any stock included in the S&P Super Composite 1500, S&P 500, S&P SmallCap 600, S&P/BARRA Value or S&P MidCap SmallCap 400 Indices for their investment merit. S&P and BARRA determine and calculate their indices independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indices to track stock market performance. S&P and BARRA make no guarantees about the indices, any data included in them and the suitability of the indices or their data for any purpose. "Standard and Poor's," "S&P 400," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[GRAPHIC]
         Where to find more information

 You'll find more information about the Domestic Stock Funds in the following documents:

        Annual and semi-annual reports
        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]
        Statement of Additional Information
        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.321.7854

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
Nations Fund Trust, 811-04305
Nations Reserves, 811-6030
Nations Fund, Inc., 811-04614
Nations Fund Trust, 811-09645

COMEQPROIX-8/00                                             [NATIONS FUNDS LOGO]

[GRAPHIC]


Nations International Growth Fund
Prospectus  --   Investor A, B and C Shares
August 1, 2000



The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                        ------------------------
                                            Not FDIC Insured
                                        ------------------------
                                             May Lose Value
                                        ------------------------
                                           No Bank Guarantee
                                        ------------------------

                                           Nations Fund logo

An overview of the Fund
--------------------------------------------------------------------------------

[GRAPHIC]


             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds Family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

[GRAPHIC]


               You'll find Terms used in
               this prospectus on page 37.

             Your investment in the Fund is not a bank deposit and is not insured or guaranteed by Bank of America, N. A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Fund.

 This booklet, which is called a prospectus, tells you about one Nations Funds International Stock Fund -- Nations International Growth Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. Nations International Growth Fund is closed to new investors although current shareholders of this Fund may continue to purchase additional shares.

 About the Fund
 Nations International Growth Fund focuses on long-term growth by investing primarily in equity securities of companies outside the United States.

 Foreign securities have the potential to provide you with higher returns than many other kinds of investments, but they involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always the risk that you'll lose money or you may not earn as much as you expect.

 Is this Fund right for you?
 Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

     Nations International Growth Fund may be suitable for you if:

  o you have longer-term investment goals

  o it's part of a balanced portfolio

  o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

     It may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with foreign securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

 You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 4.

 For more information
 If you have any questions about the Fund, please call us at 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]


             Banc of America Advisors, Inc.

             Banc of America Advisors, Inc. (BAAI) is the investment adviser to the Fund. BAAI is responsible for the overall management and supervision of the investment management of the Fund. BAAI and Nations Funds have engaged a sub-adviser, which is responsible for the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BAAI and the sub-adviser
               starting on page 10.


[GRAPHIC]    About the Fund
Nations International Growth Fund                        4
Sub-adviser: Gartmore Global Partners
------------------------------------------------------------
Other important information                              9
------------------------------------------------------------
How the Fund is managed                                 10


[GRAPHIC]    About your investment
Information for investors
  Choosing a share class                                13
  Buying, selling and exchanging shares                 22
  How selling and servicing agents are paid             30
  Distributions and taxes                               32
------------------------------------------------------------
Financial highlights                                    34
------------------------------------------------------------
Terms used in this prospectus                           37
------------------------------------------------------------
Where to find more information                  back cover

[GRAPHIC]


             About the sub-adviser

             Gartmore Global Partners (Gartmore) is this Fund's sub-adviser. Brian O'Neill, the principal senior investment manager of the Gartmore Global Portfolio Team, makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               Gartmore on page 11.

[GRAPHIC]

             What is an international growth fund?

             International growth funds invest in companies around the world that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in strong industry sectors.

             The portfolio manager for this Fund looks for companies with earnings growth that is expected to be higher than other investors believe, and then sells these investments when growth may be lower than others expect.

 Nations International Growth Fund

[GRAPHIC]    Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

[GRAPHIC]    Principal investment strategies

        The Fund normally invests at least 65% of its assets in foreign companies listed on major exchanges in Europe and the Pacific Basin. These companies can be of any size.

 The Fund invests in common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt.

 The Fund may invest up to 35% of its assets in securities of issuers located in developing countries in the Asia and Pacific regions, Africa, Latin America and Eastern Europe.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The Fund will generally hold securities of between 50 to 80 issuers invested in approximately 10 industry sectors within 15 to 20 stock markets.

 The portfolio manager uses a "bottom-up" approach to selecting securities, looking for companies with:

  o high quality and sustainable earnings

  o high growth potential over a two-year investment horizon

  o quality management teams

  o the ability to finance growth internally

  o strong financial results

 Throughout the investment process, the portfolio manager balances the Fund's emphasis on growth companies with a sensitivity to securities' prices.

 The portfolio manager may sell a security when its price reaches the target set by the portfolio manager, when there is a deterioration in the growth prospects of the company or its industry, when the portfolio manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]


               You'll find more about
               other risks of investing
               in the Fund starting on
               page 9 and in the SAI.


[GRAPHIC]      Risks and other things to consider

        Nations International Growth Fund has the following risks:

      o Investment strategy risk - The portfolio manager chooses stocks believed to have the potential for high growth. There is a risk that the value of these investments will not rise as high as the portfolio manager expects, or will fall.

      o Foreign investment risk - Because the Fund invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

      o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      o Upcoming reorganization - On or about September 8, 2000, it is anticipated that Nations International Equity Fund will acquire all of the assets of Nations International Growth Fund in exchange for corresponding shares of equal value of Nations International Equity Fund and the assumption by Nations International Equity Fund of all liabilities of Nations International Growth Fund.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]


1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
-14.77%   11.81%    -3.42%    28.48%    -0.28%    13.73%    10.89%    1.88%     19.85%    25.97%

*Year-to-date return as of June 30, 2000: -10.06%


        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:             20.96%
  Worst: 3rd quarter 1990:            -21.73%



[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

                                                                    Since
                           1 year       5 years      10 years     inception*
  Investor A Shares     18.74%        12.83%        7.98%        11.90%
  Investor B Shares     19.86%           --           --         11.71%
  Investor C Shares     23.67%           --           --         16.38%
  MSCI EAFE Index       26.96%        12.82%        7.01%        12.41%

        *The inception dates of Investor A Shares, Investor B Shares, and Investor C Shares are January 2, 1968, July 1, 1996, and September 19, 1997, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                              Investor A   Investor B   Investor C
(Fees paid directly from your investment)                       Shares       Shares       Shares
        Maximum sales charge (load)
        imposed on purchases, as a % of
        offering price                                       5.75%        none         none
        Maximum deferred sales charge (load),
        as a % of net asset value                              none (1)     5.00%(2)     1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                      0.80%         0.80  %      0.80  %
        Distribution (12b-1) and shareholder
        servicing fees                                       0.25%         1.00  %      1.00  %
        Other expenses                                       0.62%         0.62  %      0.62  %
                                                             ----         --------     --------
        Total annual Fund operating expenses                 1.67%         2.42  %      2.42  %
                                                             ====         ========     ========

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 14 for details.

     (2) This charge decreases over time. Please see page 34 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 15 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 17 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares     $735       $1,072      $1,432      $2,441
  Investor B Shares     $745       $1,055      $1,491      $2,571
  Investor C Shares     $345       $  755      $1,291      $2,756

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $245       $755        $1,291      $2,571
  Investor C Shares     $245       $755        $1,291      $2,756

[GRAPHIC]         Other important information

 You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 4. The following are some other risks and information you should consider before you invest:

      o Changing investment objective and policies - The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      o Holding other kinds of investments - The Fund may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The portfolio manager can also choose not to invest in specific securities described in this prospectus and in the SAI.

      o Investing defensively - The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

      o Securities lending program - The Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income for the Fund. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      o Portfolio turnover - A fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Fund generally buys securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. You'll find the portfolio turnover rate for the Fund in Financial highlights.

[GRAPHIC]         How the Fund is managed


[GRAPHIC]
             Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds Family, including the Fund described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. BAAI uses part of this money to pay the investment sub-adviser for the services it provides to the Fund.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Fund's last fiscal year:

 Annual investment advisory fee, as a % of average daily net assets

                                            Maximum       Actual fee paid
                                         advisory fee     last fiscal year
  Nations International Growth Fund     0.80%            0.80%

 Investment sub-adviser
 Nations Funds and BAAI engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. BAAI retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BAAI may at times recommend to the Fund's Board that the Fund:

      o change, add or terminate one or more sub-advisers;

      o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

      o materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BAAI and the Fund plan to apply for relief from the SEC to permit the Fund to act on many of BAAI's recommendations with approval only by the Fund's Board and not by Fund shareholders. BAAI or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BAAI and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.



[GRAPHIC]

             Gartmore Global Partners

             Gartmore House
             8 Fenchurch Place
             London EC3M 4PH, England

 Gartmore Global Partners
 Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

 Gartmore is a general partnership, which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company.

 Gartmore is the investment sub-adviser to Nations International Growth
 Fund.

 Gartmore generally follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

 Nations International Growth Fund is managed by Brian O'Neill, the principal senior investment manager of the Gartmore Global Portfolio Team at Gartmore Global Partners. He has managed the Fund since 1997. Before joining Gartmore in 1981, Mr. O'Neill was a fund manager in global equities at Antony Gibbs & Sons and an investment analyst at Royal Insurance. He graduated from Glasgow University in 1969 with a MA Honors degree in Political Economy.

[GRAPHIC]


             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Fund is distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

 BAAI is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BAAI and Stephens a combined fee of 0.22% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.


[GRAPHIC]

             PFPC Inc.


             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[GRAPHIC]

             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.

[GRAPHIC]
               For more information
               about how to choose a
               share class, contact your
               investment professional or
               call us at 1.800.321.7854.


[GRAPHIC]
               Before you invest, please
               note that over time,
               distribution (12b-1) and shareholder servicing fees will increase the cost of your investment, and may cost you more than any sales charges you may pay. For more information, see How selling and servicing agents are paid.



[GRAPHIC]      Choosing a share class

 Before you can invest in the Fund, you'll need to choose a share class. There are three classes of shares of the Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                          Investor A             Investor B            Investor C
                            Shares                 Shares                Shares
  Maximum amount               no limit          $250,000               no limit
  you can buy

  Maximum front-end             5.75%               none                   none
  sales charge

  Maximum deferred              none(1)            5.00%(2)              1.00%(3)
  sales charge

  Maximum annual                0.25%               0.75%                0.75%
  distribution               distribution        distribution           distribution
  and shareholder        (12b-1)/service fee     (12b-1) fee and        (12b-1) fee and
  servicing fees                                 0.25% service fee      0.25% service fee

  Conversion feature             none               yes                    none

 (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 14 for details.

 (2) This charge decreases over time. Please see page 15 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 15 for details.

 (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 17 for details.

 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Fund, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Fund. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.



[GRAPHIC]

             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by the Fund every business day.


[GRAPHIC]    About Investor A Shares

        There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     Front-end sales charge
        You'll pay a front-end sales charge when you buy Investor A Shares, unless:

     o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge

     o you're reinvesting distributions

        The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                                        Amount
                                                                  retained by selling
                            Sales charge        Sales charge            agents
                            as a % of the      as a % of the         as a % of the
                           offering price     net asset value       offering price
Amount you bought             per share          per share             per share
$      0-$49,999              5.75%              6.10%                   5.00%
$ 50,000- $99,999             4.50%              4.71%                   3.75%
$100,000-$249,999             3.50%              3.63%                   2.75%
$250,000-$499,999             2.50%              2.56%                   2.00%
$500,000-$999,999             2.00%              2.04%                   1.75%
$1,000,000 or more            0.00%              0.00%                   1.00%(1)

    (1) 1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

        Contingent deferred sales charge
        If you own or buy $1,000,000 or more of Investor A Shares, there are two situations when you'll pay a CDSC:

     o If you bought your shares before August 1, 1999, and you sell them:

        o during the first year you own them, you'll pay a CDSC of 1.00%

        o during the second year you own them, you'll pay a CDSC of 0.50%

     o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.

        The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.

        You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[GRAPHIC]       About Investor B Shares


        You can buy up to $250,000 of Investor B Shares at a time. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

         Contingent deferred sales charge
        You'll pay a CDSC when you sell your Investor B Shares, unless:

     o you bought the shares on or after January 1, 1996 and before August 1,
       1997

     o you received the shares from reinvested distributions

     o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 20

        The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

If you sell your shares
during the following year:                                    You'll pay a CDSC of:
------------------------------ -----------------------------------------------------------------------------------
                                                                                             Shares
                                                                                              you
                                                                                             bought        Shares
                                  Shares                                                  on or after       you
                                you bought           Shares you bought between              1/1/1996       bought
                                   after              8/1/1997 and 11/15/1998              and before      before
                                11/15/1998           in the following amounts:              8/1/1997      1/1/1996
                               ------------   ----------------------------------------   -------------   ---------
                                                               $250,000-     $500,000-
                                               $0-$249,999      $499,999     $999,999
 the first year you own them   5.0%           5.0%               3.0%          2.0%           none           5.0%

 the second year you own
 them                          4.0%           4.0%               2.0%          1.0%           none           4.0%

 the third year you own them   3.0%           3.0%               1.0%          none           none           3.0%

 the fourth year you own
 them                          3.0%           3.0%               none          none           none           2.0%

 the fifth year you own them   2.0%           2.0%               none          none           none           2.0%

 the sixth year you own them   1.0%           1.0%               none          none           none           1.0%

 after six years of owning
 them                          none           none               none          none           none           none

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

        About the conversion feature
        Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                    Will convert to Investor A Shares
Investor B Shares you bought           after you've owned them for
       after November 15, 1998                eight years
       between August 1, 1997
       and November 15, 1998
$               0-$249,000                     nine years
$         250,000-$499,999                     six years
$         500,000-$999,999                     five years
       before August 1, 1997                   nine years

        The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

        Here's how the conversion works:

     o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

     o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on those shares will convert to Investor A Shares at the same time.

     o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

     o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Funds Money Market Fund.

     o Conversions are free from federal tax.

[GRAPHIC]       About Investor C Shares

        There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

        Contingent deferred sales charge
        You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        o you received the shares from reinvested distributions

        o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 20

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

[GRAPHIC]

             Please contact your investment professional for more information about reductions and waivers of sales charges.

             You should tell your investment professional that you may qualify for a reduction or a waiver before buying shares.

             We can change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

        When you might not have to pay a sales charge

        Front-end sales charges
        (Investor A Shares)

        There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

     o Combine purchases you've already made Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.

     o Combine purchases you plan to make By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

        o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

        o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

        o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

        o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

        o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

     o Combine purchases with family members
          You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.

The following investors can buy Investor A Shares without paying a front-end sales charge:

     o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

     o banks, trust companies and thrift institutions, acting as fiduciaries

     o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Fund within 90 days of the date of distribution.

     o Nations Funds' Trustees, Directors and employees of its investment sub-advisers

     o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

     o registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

     o employees or partners of any service provider to the Fund

     o investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

     o shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

The following plans can buy Investor A Shares without paying a front-end sales charge:

     o pension, profit-sharing or other employee benefit plans established under
       Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

     o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

         o have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

         o sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

         o be an employer-sponsored plan with at least 100 eligible participants, or

         o be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

        In addition, you can buy Investor A Shares without paying a sales charge if you buy the shares with proceeds from the redemption of shares of a nonaffiliated mutual fund as long as the redemption of the nonaffiliated fund shares occurred within 45 days prior to the purchase of the Investor A Shares. We must receive a copy of the confirmation of the redemption transaction in order for you to avoid paying the sales charge.

        Contingent deferred sales charges
        (Investor A, Investor B and Investor C Shares)

        You won't pay a CDSC on the following transactions:

        o shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

        o the following retirement plan distributions:

          o lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

          o distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

          o a tax-free return of an excess contribution to an IRA

          o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

        o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        o if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        o withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

        We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America Corporation (and its predecessors) and its affiliates, or by current or former Trustees or Directors of the Nations Funds or other management companies managed by Bank of America.


        You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC]         Buying, selling and exchanging shares



[GRAPHIC]

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

 You can invest in the Fund through your selling agent or directly from Nations Funds.

 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

 You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

 The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

 The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                            Ways to
                          buy, sell or                      How much you can buy,
                            exchange                          sell or exchange                            Other things to know
                    -----------------------  -------------------------------------------------- ------------------------------------
Buying shares       In a lump sum
                                             minimum initial investment:                        There is no limit to the amount you
                                             o $1,000 for regular accounts                      can invest in Investor A and C
                                             o $500 for traditional and Roth IRA accounts       Shares. You can invest up to
                                             o $250 for certain fee-based accounts              $250,000 in Investor B Shares at a
                                             o no minimum for certain retirement plan           time.
                                               accounts like 401(k) plans and SEP
                                               accounts, but other restrictions apply
                                               minimum additional investment:
                                             o $100 for all accounts

                    Using our Systematic       minimum initial investment:                      You can buy shares monthly, twice a
                    Investment Plan          o $100                                             month or quarterly, using automatic
                                               minimum additional investment:                   transfers from your bank account.
                                             o $50
------------------------------------------------------------------------------------------------------------------------------------
Selling shares      In a lump sum            o you can sell up to $50,000 of your shares by     We'll deduct any CDSC from the
                                               telephone, otherwise there are no limits to      amount you're selling and send you
                                               the amount you can sell                          or your selling agent the balance,
                                             o other restrictions may apply to withdrawals      usually within three business days
                                               from retirement plan accounts                    of receiving your order.

                                                                                                If you paid for your shares with a
                                                                                                check that wasn't certified, we'll
                                                                                                hold the sale proceeds when you
                                                                                                sell those shares for at least 15
                                                                                                days after the trade date of the
                                                                                                purchase, or until the check has
                                                                                                cleared.

                    Using our Automatic     o minimum $25 per withdrawal                        Your account balance must be at
                    Withdrawal Plan                                                             least $10,000 to set up the plan.
                                                                                                You can make withdrawals monthly,
                                                                                                twice a month or quarterly. We'll
                                                                                                send your money by check or deposit
                                                                                                it directly to your bank account.
                                                                                                No CDSC is deducted if you withdraw
                                                                                                12% or less of the value of your
                                                                                                shares in a class.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares   In a lump sum           o minimum $1,000 per exchange                       You can exchange your Investor A
                                                                                                Shares for Investor A shares of any
                                                                                                other Nations Fund, except Index
                                                                                                Funds. You won't pay a front-end
                                                                                                sales charge, CDSC or redemption
                                                                                                fee on the shares you're
                                                                                                exchanging. You can exchange your
                                                                                                Investor B Shares for:
                                                                                                o Investor B Shares of any other
                                                                                                  Nations Fund, except Nations Funds
                                                                                                  Money Market Funds
                                                                                                o Investor B Shares of Nations
                                                                                                  Reserves Money Market Funds
                                                                                                You can exchange your Investor C
                                                                                                Shares for:
                                                                                                o Investor C Shares of any other
                                                                                                  Nations Fund, except Nations Funds
                                                                                                  Money Market Funds
                                                                                                o Investor C Shares of Nations
                                                                                                  Reserves Money Market Funds
                                                                                                If you received Investor C Shares
                                                                                                of a Fund from an exchange of
                                                                                                Investor A Shares of a Managed
                                                                                                Index Fund, you can also exchange
                                                                                                these shares for Investor A Shares
                                                                                                of an Index Fund. You won't pay a
                                                                                                CDSC on the shares you're
                                                                                                exchanging.

                    Using our Automatic     o minimum $25 per exchange                          This feature is not available for
                    Exchange Feature                                                            Investor B Shares. You must already
                                                                                                have an investment in the Funds
                                                                                                into which you want to exchange.
                                                                                                You can make exchanges monthly or
                                                                                                quarterly.

[GRAPHIC]

             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 How shares are priced
 All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Valuing securities in the Fund
 The value of the Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When the Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by the Fund could change on days when Fund shares may not be bought or sold.

 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

 Here's how telephone orders work:

  o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]

             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by the Fund every business day.

[GRAPHIC]    Buying shares

        Here are some general rules for buying shares:

          o You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

          o If we don't receive your money within three business days of receiving your order, we'll refuse the order.

          o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

          o Shares purchased are recorded on the books of the Fund. We don't issue certificates.

     Minimum initial investment
        The minimum initial amount you can buy is usually $1,000.

        If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

          o $500 for traditional and Roth individual retirement accounts (IRAs)


          o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

          o $100 using our Systematic Investment Plan

          o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
            IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

     Minimum additional investment
        You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

[GRAPHIC]

               For more information
               about telephone orders,
               see page 24.

 Systematic Investment Plan
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professionassl or us to set up the plan.

 Here's how the plan works:

  o You can buy shares twice a month, monthly or quarterly.

  o You can choose to have us transfer your money on or about the 15th or the last day of the month.

  o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[GRAPHIC]      Selling shares

        Here are some general rules for selling shares:

          o We'll deduct any CDSC from the amount you're selling and send you the balance.

          o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

          o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or wire them to your bank account within three business days after the Fund receives your order.

          o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

          o under certain other circumstances allowed under the 1940 Act

 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  o Your account balance must be at least $10,000 to set up the plan.

  o If you set up the plan after you've opened your account, your signature must be guaranteed.

  o You can choose to have us transfer your money on or about the 15th or 25th of the month.

  o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  o We'll send you a check or deposit the money directly to your bank account.

  o You can cancel the plan by giving your selling agent or us 30 days notice in writing.

 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.


[GRAPHIC]

             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]    Exchanging shares

        You can sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

        Here's how exchanges work:

          o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make an exchange into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.

          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     Exchanging Investor A Shares
        You can exchange Investor A Shares of the Fund for Investor A Shares of any other Nations Fund except Index Funds.

        Here are some rules for exchanging Investor A Shares:

          o You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

          o You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

          o You won't pay a redemption fee on the shares you're exchanging. Any redemption fee will be deducted when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Fund.

     Exchanging Investor B Shares
        You can exchange Investor B Shares of the Fund for:

          o Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o Investor B Shares of Nations Reserves Money Market Funds

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Investor C Shares of a Nations Funds Money Market Fund from an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     Exchanging Investor C Shares
        You can exchange Investor C Shares of the Fund for:

          o Investor C Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o Investor C Shares of Nations Reserves Money Market Funds

        If you received Investor C Shares of the Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Daily Shares of a Nations Funds Money Market Fund through an exchange of Investor C Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

  o Here's how automatic exchanges work:

  o Send your request to PFPC in writing or call 1.800.321.7854.

  o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  o You must already have an investment in the Fund you want to exchange.

  o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]       How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Fund. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

 Commissions
 Your selling agent may receive an up-front commission (reallowance) when you buy shares of the Fund. The amount of this commission depends on which share class you choose:

  o up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

 If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.


[GRAPHIC]

             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.

             The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 under the 1940 Act.

             Your selling agent may charge other fees for services provided to your account.

 Distribution (12b-1) and shareholder servicing fees
 Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

 The amount of the fee depends on the class of shares you own:

                                 Maximum annual distribution (12b-1)
                                   and shareholder servicing fees
                            (as an annual % of average daily net assets)
 Investor A Shares     0.25% combined distribution (12b-1) and servicing fee
 Investor B Shares     0.75% distribution (12b-1) fee, 0.25% servicing fee
 Investor C Shares     0.75% distribution (12b-1) fee, 0.25% servicing fee

 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

 The Fund pays these fees to Stephens and to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

     Other compensation
     Selling and servicing agents may also receive:

  o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund

  o additional amounts on all sales of shares:

     o up to 1.00% of the offering price per share of Investor A Shares

     o up to 1.00% of the net asset value per share of Investor B Shares

     o up to 1.00% of the net asset value per share of Investor C Shares

  o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

 This compensation, which is not paid by the Fund, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

 BAAI and Stephens may pay amounts from their own assets to selling or servicing agents of the Fund for services they provide.

[GRAPHIC]      Distributions and taxes


[GRAPHIC]

             The power of compounding

             Reinvesting your distributions buys you more shares of the Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

 About distributions
     A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 The Fund distributes any net realized capital gain at least once a year. The Fund distributes net investment income annually.

 The distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of the Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

[GRAPHIC]

               For more information about
               taxes, please see the SAI.


 How taxes affect your investment
 Distributions of net investment income, net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss, generally are taxable to you as ordinary income.

 Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Foreign taxes
 Mutual funds that maintain most of their portfolio in foreign securities -- like Nations International Growth Fund -- have special tax considerations. You'll generally be required to:

  o include in your gross income your proportional amount of foreign taxes paid by the Fund

  o treat this amount as foreign taxes you paid directly

  o either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

 In general, each year you can claim up to $300 ($600 if you're filing jointly) of foreign taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

 Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o the IRS informs us that you're otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

     Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities or other property) and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.


[GRAPHIC]       Financial highlights

 The financial highlights table is designed to help you understand how the Fund has performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations International Growth Fund for the period ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations International Growth Fund                   For a Share outstanding throughout each period

                                                      Year ended   Year ended
Investor A Shares*                                     03/31/00#    03/31/99#
 Operating performance:
Net asset value, beginning of period                  $ 15.26      $ 19.21
Net investment income/(loss)                          ( 0.09)        0.01
 Net realized and unrealized gain/(loss) on
 investments                                            2.97         0.85
Net increase/(decrease) in net asset value from
 operations                                             2.88         0.86
 Distributions:
Dividends from net investment income                  ( 0.02)          --
Distributions from net realized capital gain          ( 4.24)      ( 4.81)
 Total dividends and distributions                    ( 4.26)      ( 4.81)
Net asset value, end of period                        $ 13.88      $ 15.26
 Total return++                                        22.18%        5.89%
====================================================  =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $31,710      $22,874
 Ratio of operating expenses to average net assets      1.65%        1.37%
Ratio of net operating expenses to average net
 assets including interest expense                      1.66%        1.39%
 Ratio of net investment income/(loss) to average
 net assets                                           ( 0.38)%     ( 0.01)%
Portfolio turnover rate                                   29%          21%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.68%        1.46%

                                                      Period ended   Period ended   Year ended   Year ended
Investor A Shares*                                      03/31/98#      05/16/97      08/31/96    08/31/95#
 Operating performance:
Net asset value, beginning of period                 $ 18.27         $ 16.90        $ 16.14      $ 16.29
Net investment income/(loss)                         ( 0.01)         ( 0.05)          0.04         0.08
 Net realized and unrealized gain/(loss) on
 investments                                           1.29            1.90           1.57         0.17
Net increase/(decrease) in net asset value from
 operations                                            1.28            1.85           1.61         0.25
 Distributions:
Dividends from net investment income                    --           ( 0.14)         ( 0.46)      ( 0.11)
Distributions from net realized capital gain         ( 0.34)         ( 0.34)         ( 0.39)      ( 0.29)
 Total dividends and distributions                   ( 0.34)         ( 0.48)         ( 0.85)      ( 0.40)
Net asset value, end of period                       $ 19.21         $ 18.27        $ 16.90      $ 16.14
 Total return++                                        7.18%          11.14%          10.40%        1.77%
==================================================== ========        =======        =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $24,353         $26,730        $26,730      $27,625
 Ratio of operating expenses to average net assets     1.40%+          1.42%+          1.32%        1.42%
Ratio of net operating expenses to average net
 assets including interest expense                      --               --              --           --
 Ratio of net investment income/(loss) to average
 net assets                                          ( 0.04)%+         0.29%+          0.48%        0.50%
Portfolio turnover rate                                 11%              34%             22%          36%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.42%+          1.42%+          1.32%        1.42%

                           * The financial information for the fiscal periods through May 23, 1997 reflect the financial information for the Pilot International Equity Fund's Class A Shares, which were reorganized into the International Growth Fund Investor A Shares as of May 23, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method.

Nations International Growth Fund                     For a Share outstanding throughout each period

                                                      Year ended   Year ended   Period ended   Period ended    Year ended
Investor B Shares*                                     03/31/00#    03/31/99#     03/31/98#      05/16/97      08/31/96(a)
 Operating performance:
Net asset value, beginning of period                 $ 15.01      $ 19.11      $ 18.32        $ 17.04        $ 17.54
Net investment income/(loss)                         ( 0.20)      ( 0.12)      ( 0.11)        ( 0.05)           --
 Net realized and unrealized gain/(loss) on
 investments                                           2.85         0.83         1.24           1.79         ( 0.50)
Net increase/(decrease) in net asset value from
 operations                                            2.65         0.71         1.13           1.74         ( 0.50)
 Distributions:
Dividends from net investment income                    --           --           --          ( 0.12)           --
Distributions from net realized capital gains        ( 4.24)      ( 4.81)      ( 0.34)        ( 0.34)           --
 Total dividends and distributions                   ( 4.24)      ( 4.81)      ( 0.34)        ( 0.46)           --
Net asset value, end of period                       $ 13.42      $ 15.01      $ 19.11        $ 18.32        $ 17.04
 Total return++                                       20.66%        5.11%        6.34%         10.37%        ( 2.85)%
==================================================== =======      =======      =======        =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $1,493       $  957       $  500         $  560         $  184
 Ratio of operating expenses to average net assets     2.40%        2.12%        2.15%+         2.18%+         2.06%+
Ratio of net operating expenses to average net
 assets including interest expense                     2.41%        2.14%         --             --             --
 Ratio of net investment income/(loss) to average
 net assets                                          ( 1.13)%     ( 0.76)%     ( 0.79)%+      ( 0.61)%+      ( 0.32)%+
Portfolio turnover rate                                 29%          21%          11%            34%            22%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.43%        2.21%        2.17%+         2.18%+         2.06%+

                           * The financial information for the fiscal periods through May 23, 1997 reflect the financial information for the Pilot International Equity Fund's Class B Shares, which were reorganized into the International Growth Fund Investor B Shares as of May 23, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method.
                           (a) Shares were initially issued on July 1, 1996.

Nations International Growth Fund                     For a Share outstanding throughout each period

                                                      Year ended     Year ended     Period ended
Investor C Shares                                      03/31/00#      03/31/99#      03/31/98*#
 Operating performance:
Net asset value, beginning of period                 $ 15.43        $ 19.42        $ 18.49
Net investment income/(loss)                         ( 0.19)        ( 0.12)        ( 0.09)
 Net realized and unrealized gain/(loss) on
 investments                                           2.92           0.94           1.36
Net increase/(decrease) in net asset value from
 operations                                            2.73           0.82           1.27
 Distributions:
Dividends from net investment income                    --             --             --
Distributions from net realized capital gains        ( 4.24)        ( 4.81)        ( 0.34)
 Total dividends and distributions                   ( 4.24)        ( 4.81)        ( 0.34)
Net asset value, end of period                       $ 13.92        $ 15.43        $ 19.42
 Total return++                                       20.67%          5.56%          7.04%
==================================================   =======        =======        =======
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $  543         $  459         $  465
 Ratio of operating expenses to average net
 assets                                                2.40%          2.12%          2.15%+
Ratio of net operating expenses to average net
 assets including interest expense                     2.41%          2.14%           --
 Ratio of net investment income/(loss) to average
 net assets                                          ( 1.13)%       ( 0.76)%       ( 0.79)%+
Portfolio turnover rate                                 29%            21%            11%
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                        2.43%          2.21%          2.17%+

                           * International Growth Fund Investor C Shares commenced operations on September 19, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share investment income/(loss) has been calculated using the monthly average share method.

[GRAPHIC]

             This glossary includes explanations of the important terms that may be used in this prospectus.


[GRAPHIC]    Terms used in this prospectus

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 Foreign security - a debt or equity security issued by a foreign company or government.

 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 Settlement date - the date on which an order is settled either by payment or delivery of securities.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

[GRAPHIC]       Where to find more information

 You'll find more information about Nations International Growth Fund in the following documents:


        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.

[GRAPHIC]      Statement of Additional Information

        The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.321.7854

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
        1.202.942.8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Fund, Inc., 811-04614

INTGRTHPROIX-8/00                                           (Nations Funds logo)

[GRAPHIC]

Prospectus

Investor A, B and C Shares

August 1, 2000

Domestic Stock Funds
Nations Convertible Securities Fund
Nations Balanced Assets Fund
Nations Asset Allocation Fund
Nations Equity Income Fund
Nations Value Fund
Nations Marsico Growth & Income Fund
Nations Blue Chip Fund
Nations Strategic Growth Fund
Nations Capital Growth Fund
Nations Aggressive Growth Fund
Nations Marsico Focused Equities Fund
Nations MidCap Growth Fund
Nations Marsico 21st Century Fund
Nations Small Company Fund

International Stock Funds
Nations International Value Fund
Nations International Equity Fund
Nations Marisco International Opportunities Fund
Nations Emerging Markets Fund

Index Funds
Nations LargeCap Index Fund
Nations MidCap Index Fund
Nations SmallCap Index Fund
Nations Managed Index Fund

Government & Corporate Bond Funds
Nations Short-Term Income Fund
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations U.S. Government Bond Fund
Nations Intermediate Bond Fund
Nations Bond Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund

Municipal Bond Funds
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------

[GRAPHIC]
             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

[GRAPHIC]
             You'll find Terms used in
             this prospectus on page 251.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about five types of Nations Funds -- Domestic Stock, International Stock, Index, Government & Corporate Bond and Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 About the Funds
 Each type of Fund has a different investment focus:

   o  Domestic Stock Funds invest primarily in equity securities of U.S.
      companies

   o International Stock Funds invest primarily in equity securities of companies outside the United States

   o Index Funds focus on long-term growth. Except for Nations Managed Index Fund, they are all intended to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index. While maintaining the characteristics of the index, Nations Managed Index Fund varies the number and weighting of its holdings from those of the index to try to provide higher returns.

   o Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities

   o Municipal Bond Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities

 The Funds also have different risk/return characteristics because they invest in different kinds of securities.

 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

 Fixed income securities and municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities.

 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

 Choosing the right Funds for you
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Domestic Stock, International Stock and Index Funds all focus on long-term growth. They may be suitable for you if:

   o  you have longer-term investment goals

   o  they're part of a balanced portfolio

   o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

   o you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

   o  you have short-term investment goals

   o  you're looking for a regular stream of income

 The Government & Corporate Bond and Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

   o  you're looking for income

   o  you have longer-term investment goals

 The Municipal Bond Funds may be suitable if you also want to reduce taxes on your investment income.

 The Government & Corporate Bond and Municipal Bond Funds may not be suitable for you if:

   o you're not prepared to accept or are unable to bear the risks associated with fixed income securities

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 7.

 For more information
 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]
             Banc of America Advisors, Inc.

             Banc of America Advisors, Inc. (BAAI) is the investment adviser to each of the Funds. BAAI is responsible for the overall management and supervision of the investment management of each Fund. BAAI and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.

[GRAPHIC]
             You'll find more about
             BAAI and the sub-advisers
             starting on page 163.


[GRAPHIC]
About the Funds
Nations Convertible Securities Fund                                 7
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Balanced Assets Fund                                       12
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Asset Allocation Fund                                      17
Sub-advisers: Banc of America Capital Management, Inc. and
Chicago Equity Partners LLC
-----------------------------------------------------------------------
Nations Equity Income Fund                                         22
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Value Fund                                                 27
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Marsico Growth & Income Fund                               31
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------------
Nations Blue Chip Fund                                             37
Sub-adviser: Chicago Equity Partners LLC
-----------------------------------------------------------------------
Nations Strategic Growth Fund                                      42
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Capital Growth Fund                                        46
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Aggressive Growth Fund                                     50
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Marsico Focused Equities Fund                              55
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------------
Nations MidCap Growth Fund                                         60
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Marsico 21st Century Fund                                  65
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------------
Nations Small Company Fund                                         69
Sub-adviser: Banc of America Capital Management, Inc.

Nations International Value Fund                                    74
Sub-adviser: Brandes Investment Partners, L.P.
-----------------------------------------------------------------------
Nations International Equity Fund                                   79
Sub-advisers: Gartmore Global Partners, INVESCO Global Asset
Management (N.A.), Inc. and Putnam Investment Management, Inc.
-----------------------------------------------------------------------
Nations Marsico International Opportunities Fund                    84
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------------
Nations Emerging Markets Fund                                       88
Sub-adviser: Gartmore Global Partners
-----------------------------------------------------------------------
Nations LargeCap Index Fund                                         93
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations MidCap Index Fund                                           97
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations SmallCap Index Fund                                        100
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Managed Index Fund                                         104
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Short-Term Income Fund                                     108
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Short-Intermediate Government Fund                         113
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Government Securities Fund                                 117
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations U.S. Government Bond Fund                                  122
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Intermediate Bond Fund                                     127
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Bond Fund                                                  132
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Strategic Income Fund                                      137
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations High Yield Bond Fund                                       142
Sub-adviser: MacKay Shields LLC
-----------------------------------------------------------------------

Nations Short-Term Municipal Income Fund                           146
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Intermediate Municipal Bond Fund                           151
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Municipal Income Fund                                      156
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Other important information                                        161
-----------------------------------------------------------------------
How the Funds are managed                                          163

[GRAPHIC]
About your investment
Information for investors
  Choosing a share class                                           175
  Buying, selling and exchanging shares                            188
  How selling and servicing agents are paid                        197
  Distributions and taxes                                          199
-----------------------------------------------------------------------
Financial highlights                                               203
-----------------------------------------------------------------------
Terms used in this prospectus                                      251
-----------------------------------------------------------------------
Where to find more information                              back cover

[GRAPHIC]
             About the sub-adviser

             Banc of America Capital Management, Inc. (BACAP) is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
             You'll find more about
             BACAP on page 166.

[GRAPHIC]
             What are convertible securities?

             Convertible securities, which include convertible bonds and convertible preferred stocks, can be exchanged for common stock at a specified rate. The common stock it converts to is called the "underlying" common stock.

             Convertible securities typically:

              o  have higher income potential than the underlying common stock

              o are affected less by changes in the stock market than the underlying common stock

              o have the potential to increase in value if the value of the underlying common stock increases

 Nations Convertible Securities Fund

[GRAPHIC]
        Investment objective

        The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in convertible securities mostly issued by U.S. issuers. The Fund may invest up to 15% of its assets in Eurodollar convertible securities.

 Most convertible securities are not investment grade. The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

 The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.

 When identifying individual investments, the team evaluates a number of factors, including:

  o the issuer's financial strength and revenue outlook

  o earnings trends, including changes in earnings estimates

  o the security's conversion feature and other characteristics

 The team diversifies the Fund's assets among different sized companies, tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations Convertible Securities Fund has the following risks:

         o Investment strategy risk - The team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

         o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


         o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

[GRAPHIC]
        Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

  1990    1991    1992    1993    1994    1995    1996    1997     1998   1999
  ----    ----    ----    ----    ----    ----    ----    ----     ----   ----
 -4.31%  38.24%  21.34%  22.71%  -5.85%  24.11%  19.45%   21.96%   6.58%  26.76%

      *Year-to-date return as of June 30, 2000: 9.46%

Best and worst quarterly returns during this period

  Best: 3rd quarter 1991:             17.59%
  Worst: 3rd quarter 1990:            -12.28%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the First Boston Convertible Index, a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.


                                                                                     Since
                                            1 year       5 years      10 years     inception*
        Investor A Shares                  19.50%        18.15%        15.62%       15.77%
        Investor B Shares                  20.79%           --            --        13.84%
        Investor C Shares                  24.95%           --            --        17.35%
        First Boston Convertible Index     42.28%        20.08%        14.84%       14.58%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are September 25, 1987, July 15, 1998 and October 21, 1996, respectively. The return for the index shown is from inception of Investor A Shares.


[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                               Investor A    Investor B    Investor C
(Fees paid directly from your investment)        Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%          none          none

        Maximum deferred sales charge (load),
        as a % of net asset value                none(1)        5.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)

        Management fees                          0.65%          0.65%         0.65%

        Distribution (12b-1) and shareholder
        servicing fees                           0.25%          1.00%         1.00%

        Other expenses                           0.32%          0.32%         0.32%
                                                 -----         ------        ------

        Total annual Fund operating expenses     1.22%          1.97%         1.97%
                                                 =====         ======        ======

        (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

        (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o   you reinvest all dividends and distributions in the Fund

        o   your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $692       $941        $1,208      $1,970
  Investor B Shares     $700       $918        $1,262      $2,102
  Investor C Shares     $300       $618        $1,062      $2,296

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years

  Investor B Shares     $200       $618        $1,062      $2,102
  Investor C Shares     $200       $618        $1,062      $2,296

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Value Strategies Team makes the day-to-day investment decisions for the equity portion of the Fund. Its Fixed Income Management Team makes the day-to-day investment decisions for the fixed income and money market portions of the Fund.

[GRAPHIC]
             You'll find more about
             BACAP on page 166.

[GRAPHIC]
             What is a balanced fund?

             A balanced fund invests in a mix of equity and fixed income securities, and money market instruments.

             Each of these "asset classes"
             has different risk/return characteristics. Combining them in one fund can help reduce risk and increase returns because at least one asset class should have the potential to be a stronger performer regardless of market conditions.

             Balanced funds like this one can provide a diversified asset mix for you in a single investment.

 Nations Balanced Assets Fund

[GRAPHIC]
        Investment objective

        The Fund seeks total return by investing in equity and fixed income securities.

[GRAPHIC]
        Principal investment strategies

        The Fund invests in a mix of equity and fixed income securities, as well as money market instruments.

 Equity securities the Fund invests in are primarily common stock of established companies believed to be financially strong.

 Fixed income securities normally make up at least 25% of the Fund's assets. Fixed income securities the Fund invests in are primarily bonds, notes and mortgage-backed and asset-backed securities issued by U.S. companies and government entities.

 Money market instruments the Fund invests in are primarily cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses asset allocation as its primary investment approach. The team allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class. The team evaluates:

    o current economic and financial market conditions, including trends in interest rates, in the United States and abroad

    o   earnings and dividend prospects for common stocks

    o   the overall stability of financial markets

 The team may change the Fund's asset allocation to try to increase returns and reduce risk.

 The team identifies individual investments using the following process:

    o For the equity portion of the Fund, the team evaluates the overall economy, industry conditions, and the financial condition and management of each company, using a process called fundamental analysis.

    o For the fixed income portion of the Fund, the team looks for securities rated investment grade at the time of investment. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

    o For the money market portion of the Fund, the team chooses high-quality securities primarily to provide liquidity.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

 The team may use various tax strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
        Risks and other things to consider

        Nations Balanced Assets Fund has the following risks:

        o Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

        o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

        o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations Balanced Assets Fund into Nations Asset Allocation Fund. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at special shareholders meetings. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001. At that time, Nations Balanced Assets Fund shares would be exchanged for shares of equal value of a successor to Nations Asset Allocation Fund.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

   1993    1994    1995    1996    1997    1998    1999
   9.71%  -3.34%  26.06%  14.36%  21.35%   8.26%  -0.11%

        *Year-to-date return as of June 30, 2000: -2.05%

Best and worst quarterly returns during this period

  Best: 4th quarter 1998:             11.21%
  Worst: 3rd quarter 1998:            -9.02%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indices are not available for investment.

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The indices' returns do not reflect sales charges.

                                                                     Since
                                         1 year       5 years      inception*
        Investor A Shares                -5.84%       12.25%         9.74  %
        Investor B Shares                -5.78%       12.65%         9.92  %
        Investor C Shares                -1.85%       12.92%         9.92  %
        S&P 500                          21.04%       28.55%        21.54  %
        Lehman Aggregate Bond Index      -0.83%        7.73%         6.23%*

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are October 2, 1992, June 7, 1993 and October 2, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees --
             shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                Investor A    Investor B    Investor C
(Fees paid directly from your investment)         Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                          5.75%        none          none

        Maximum deferred sales charge (load),
        as a % of net asset value                  none(1)      5.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)

        Management fees                            0.65%        0.65%         0.65%

        Distribution (12b-1) and shareholder
        servicing fees                             0.25%        1.00%         1.00%

        Other expenses                             0.50%        0.50%         0.50%
                                                 ------        ------        ------

        Total annual Fund operating expenses       1.40%        2.15%         2.15%

        Fee waivers and/or reimbursements         (0.13)%      (0.13)%       (0.13)%
                                                 ------        ------        ------

        Total net expenses(5)                       1.27%        2.02%         2.02%
                                                  ======       ======        ======

        (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

        (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:

   o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

   o  you reinvest all dividends and distributions in the Fund

   o  your investment has a 5% return each year

   o  the Fund's operating expenses remain the same as shown in the table above

   o the waivers and/or reimbursements shown above expire on July 31, 2001 and are not reflected in the 3, 5 and 10 year examples.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years

  Investor A Shares     $697       $981        $1,287      $2,151
  Investor B Shares     $705       $961        $1,342      $2,282
  Investor C Shares     $305       $661        $1,142      $2,472

If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years

  Investor B Shares     $205       $661        $1,142      $2,282
  Investor C Shares     $205       $661        $1,142      $2,472

[GRAPHIC]
             About the sub-advisers
             This Fund is managed by two sub-advisers: BACAP and Chicago Equity Partners LLC (Chicago Equity). Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the equity portion of the Fund. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the fixed income and money market portions of the Fund.

[GRAPHIC]
             You'll find more about
             BACAP and Chicago
             Equity, starting on
             page 166.

[GRAPHIC]
             What is an asset
             allocation fund?

             This asset allocation fund invests in a mix of equity and fixed income securities, and cash equivalents.

             Each of these "asset classes" has different risk/return characteristics. The portfolio management team changes the mix based on its assessment of the expected risks and returns of each class.

             Asset allocation funds like this one can provide a diversified asset mix for you in a single investment.

 Nations Asset Allocation Fund

[GRAPHIC]
        Investment objective

        The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

[GRAPHIC]
        Principal investment strategies

        The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

 The equity securities the Fund invests in are primarily common stock of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The fixed income securities the Fund invests in are primarily investment grade bonds and notes. The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

 For the equity portion of the Fund, the team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 2000 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

  o changes in actual and expected earnings

  o unexpected changes in earnings

  o price-to-earnings ratio

  o dividend discount model

  o price-to-cash flow

 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P SuperComposite 1500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P SuperComposite 1500 while maintaining a level of risk similar to the index.

 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
             You'll find more about
             other risks of investing in
             this Fund starting on
             page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Asset Allocation Fund has the following risks:

         o Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

         o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

         o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

         o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

         o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

         o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations Asset Allocation Fund into a newly created shell Fund that is substantially identical to the existing Fund. The principal effects of this reorganization would be to bring the assets of Nations Balanced Assets Fund into Nations Asset Allocation Fund and to redomicile the Funds in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholders meeting. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

      1995     1996     1997      1998      1999
      ----     ----     ----      ----      ----
     26.90%   15.66%   21.38%     21.09%    11.11%

        *Year-to-date return as of June 30, 2000: 2.01%


Best and worst quarterly returns during this period

  Best: 4th quarter 1998:             12.77%
  Worst: 3rd quarter 1998:            -4.34%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The indices' returns do not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indices are not available for investment.

                                                                    Since
                                        1 year       5 years      inception*

        Investor A Shares                 4.70%      17.70%        14.41%
        Investor B Shares                 5.29%         --          7.90%
        Investor C Shares                 9.33%         --         16.63%
        S&P 500                          21.04%      28.55%        23.22%
        Lehman Aggregate Bond Index      -0.83%       7.73%         5.72%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are January 18, 1994, July 15, 1998 and November 11, 1996, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees --
             shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                               Investor A    Investor B    Investor C
(Fees paid directly from your investment)        Shares        Shares        Shares
Maximum sales charge (load)
imposed on purchases, as a %
of offering price                                5.75%         none          none

Maximum deferred sales charge (load),
as a % of net asset value                        none(1)       5.00%(2)      1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)

Management fees                                  0.65%          0.65%        0.65%

Distribution (12b-1) and shareholder
servicing fees                                   0.25%          1.00%        1.00%

Other expenses                                   0.37%          0.37%        0.37%
                                                 -----         ------       ------

Total annual Fund operating expenses             1.27%          2.02%        2.02%
                                                 =====         ======       =======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.


     (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.


     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.


     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


 Example

 This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


 This example assumes:

   o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

   o  you reinvest all dividends and distributions in the Fund

   o  your investment has a 5% return each year

   o  the Fund's operating expenses remain the same as shown in the table above

  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $697       $955        $1,233      $2,024
  Investor B Shares     $705       $934        $1,288      $2,155
  Investor C Shares     $305       $634        $1,088      $2,348

 If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $205       $634        $1,088      $2,155
  Investor C Shares     $205       $634        $1,088      $2,348

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             Why invest in an equity income fund?

             Equity income funds are generally considered to be a more conservative equity investment because they invest in large, well-established companies that pay regular dividends. These companies tend to be less volatile than other kinds of companies.

 Nations Equity Income Fund

[GRAPHIC]
        Investment objective

        The Fund seeks current income and growth of capital by investing in companies with above-average dividend yields.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests in 60 to 90 companies with market capitalizations of at least $5 billion. The Fund seeks to provide a higher yield than the S&P 500. The Fund generally invests at least 65% of its assets in common stocks that pay dividends and that are listed on a national exchange or are traded on an established over-the-counter market.

 The Fund may invest up to 20% of its assets in convertible securities. The Fund may also invest up to 5% of its assets in real estate investment trusts.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team evaluates the overall economy, industry conditions and the financial conditions and management of each company, using a process called fundamental analysis, to identify stocks of attractive companies. When selecting investments, the team looks at, among other things:

   o  value characteristics like earnings yield and cash flow

   o  growth potential for a company's stock price and earnings

   o  current income yield and the potential for growth in income

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

   o  may limit the number of buy and sell transactions it makes

   o  will try to sell shares that have the lowest tax burden on shareholders

   o  may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
        Risks and other things to consider

        Nations Equity Income Fund has the following risks:

         o Investment strategy risk - The team chooses stocks that it believes have the potential for dividend growth and capital appreciation. There is a risk that dividend payments and the value of these investments will not rise as high as the team expects, or will fall.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

         o Real estate investment trust risk - Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

         o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

         o Investment in other Nations Funds - The Fund may pursue its convertible securities strategy by investing in Nations Convertible Securities Fund, rather than directly in convertible securities. BAAI and its affiliates are entitled to receive fees from Nations Convertible Securities Fund for providing advisory and other services in addition to the fees which they are entitled to receive from Nations Equity Income Fund for services provided directly. BAAI and its affiliates may waive fees which they are entitled to receive from either Fund.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART  APPEARS HERE]

   1992    1993    1994    1995    1996    1997    1998    1999
   ----    ----    ----    ----    ----    ----    ----    ----
   9.77%  12.47%  -1.29%  27.35%  19.61%  25.72%   3.25%   2.63%

        *Year-to-date return as of June 30, 2000: -4.19%

 Best and worst quarterly returns during this period

  Best: 4th quarter 1998:              14.21%
  Worst: 3rd quarter 1998:            -14.55%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                           Since
                               1 year       5 years      inception*
         Investor A Shares      -3.31%       13.91%        11.90%
         Investor B Shares      -3.13%       14.32%        11.69%
         Investor C Shares       1.01%       14.64%        12.11%
         S&P 500                21.04%       28.55%        19.81%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are April 16, 1991, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                             Investor A    Investor B    Investor C
(Fees paid directly from your investment)      Shares        Shares        Shares
Maximum sales charge (load)
imposed on purchases, as a %
of offering price                               5.75%         none          none

Maximum deferred sales charge (load),
as a % of net asset value                       none(1)       5.00%(2)      1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)

Management fees                                 0.65%         0.65%         0.65%

Distribution (12b-1) and shareholder
servicing fees                                  0.25%         1.00%         1.00%

Other expenses                                  0.30%         0.30%         0.30%
                                                -----        ------        ------

Total annual Fund operating expenses            1.20%         1.95%         1.95%
                                                =====        ======        ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

(2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

(4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

  Example

  This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

  This example assumes:

   o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

   o  you reinvest all dividends and distributions in the Fund

   o  your investment has a 5% return each year

   o  the Fund's operating expenses remain the same as shown in the table above


  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $690       $935        $1,198      $1,949
  Investor B Shares     $698       $912        $1,252      $2,080
  Investor C Shares     $298       $612        $1,052      $2,275

  If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $198       $612        $1,052      $2,080
  Investor C Shares     $198       $612        $1,052      $2,275

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Value Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
             You'll find more about
             BACAP on page 166.

[GRAPHIC]
             What is value investing?

             Value investing means looking for "undervalued" companies -- quality companies that may be currently out of favor and selling at a reduced price, but that have good potential to increase in value.

             The team uses fundamental analysis to help decide whether the current stock price of a company may be lower than the company's true value, and then looks for things that could trigger a rise in price, like a new product line, new pricing or a change in management. This trigger is often called a "catalyst."

 Nations Value Fund

[GRAPHIC]
        Investment objective

        The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses fundamental analysis to identify stocks of companies that it believes are undervalued, looking at, among other things:

   o  the quality of the company

   o  the company's projected earnings and dividends

   o the stock's price-to-earnings ratio relative to other stocks in the same industry or economic sector. The team believes that companies with lower price-to-earnings ratios are generally more likely to provide better opportunities for capital appreciation

   o  the stock's potential to provide total return

   o  the value of the stock relative to the overall stock market

 The team also looks for a "catalyst" for improved earnings. This could be, for example, a new product, new management or a new sales channel.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

   o  may limit the number of buy and sell transactions it makes

   o  will try to sell shares that have the lowest tax burden on shareholders

   o  may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Value Fund has the following risks:

         o Investment strategy risk - The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

   1990   1991   1992   1993   1994   1995   1996   1997   1998   1999
   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
   3.53% 25.86%  7.12% 16.06% -3.08% 35.78% 20.85% 26.30% 17.14%  0.99%

              *Year-to-date return as of June 30, 2000: -6.01%

  Best and worst quarterly returns during this period

  Best: 4th quarter 1998:             19.39%
  Worst: 3rd quarter 1998:           -12.32%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The indices' returns do not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the S&P/BARRA Value Index. The S&P 500 is an unmanaged index of 500 widely held common stocks. The S&P/BARRA Value Index is an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. These indices are weighted by market capitalization and are not available for investment.

                                                                       Since
                                  1 year    5 years    10 years     inception*

  Investor A Shares               -4.84%     18.24%      13.75%       13.69%
  Investor B Shares               -4.30%     18.66%         --        15.05%
  Investor C Shares               -0.64%     19.01%         --        14.97%
  S&P 500                         21.04%     28.55%      18.21%       18.32%
  S&P/BARRA Value Index           12.72%     22.94%      15.37%       15.49%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are December 6, 1989, June 7, 1993 and June 17, 1992, respectively. The returns for the indices' shown are from inception of Investor A Shares

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%         none           none

        Maximum deferred sales charge,
        as a % of net asset value                none(1)       5.00%(2)       1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)

        Management fees                          0.65%          0.65%         0.65%

        Distribution (12b-1) and shareholder
        servicing fees                           0.25%          1.00%         1.00%

        Other expenses                           0.28%          0.28%         0.28%
                                                 -----         ------        ------

        Total annual Fund operating expenses     1.18%          1.93%         1.93%
                                                 =====         ======        ======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

     (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

  Example
  This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

  This example assumes:

   o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

   o  you reinvest all dividends and distributions in the Fund

   o  your investment has a 5% return each year

   o  the Fund's operating expenses remain the same as shown in the table above

  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years

  Investor A Shares     $688       $929        $1,188      $1,927
  Investor B Shares     $696       $906        $1,242      $2,059
  Investor C Shares     $296       $606        $1,042      $2,254

  If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $196       $606        $1,042      $2,059
  Investor C Shares     $196       $606        $1,042      $2,254

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 167.

[GRAPHIC]
             Why invest in a growth and income fund?

             Growth and income funds can invest in a mix of equity and fixed income securities. This can help reduce volatility and provide the Fund with the flexibility to shift among securities that offer the potential for higher returns.

             While this Fund invests in a wide range of companies and industries, it holds fewer investments than other kinds of funds. This means it can have greater price swings than more diversified funds. It also means it may have relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Growth & Income Fund

[GRAPHIC]
        Investment objective

        The Fund seeks long-term growth of capital with a limited emphasis on income.

[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico Growth & Income Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It invests at least 25% of its assets in securities that are believed to have income potential, and generally holds 35 to 50 securities. It may hold up to 25% of its assets in foreign securities.

 Marsico Capital may shift assets between growth and income securities based on its assessment of market, financial and economic conditions. The Master Portfolio, however, is not designed to produce a consistent level of income.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

   o products, markets or technologies in flux that can result in extraordinary growth

   o strong brand franchises that can take advantage of a changing global environment

   o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

   o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 161 and in the SAI.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]
        Risks and other things to consider

        Nations Marsico Growth & Income Fund has the following risks:

         o Investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

         o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

         o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

         o Interest rate risk - The prices of the Master Portfolio's fixed income securities will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

         o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

         o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

         o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

            The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

         o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations Marsico Growth & Income Fund into a new shell Fund that is substantially identical to the existing Fund. The principal effect of this reorganization would be to redomicile the Fund in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other domestic stock funds managed by Thomas Marsico, see How the Funds are managed.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

     1998    1999
     ----    ----
    38.62%  52.11%

         *Year-to-date return as of June 30, 2000: -6.34%

 Best and worst quarterly returns during this period

  Best: 4th quarter 1999:      35.19%
  Worst: 3rd quarter 1998:    -12.24%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                      Since
                        1 year      inception*

  Investor A Shares     43.41%        40.97%
  Investor B Shares     45.99%        42.92%
  Investor C Shares     49.81%        44.38%
  S&P 500               21.04%        24.75%

        *The inception date of Investor A Shares, Investor B Shares and
         Investor C Shares is December 31, 1997. The return for the index shown is from that date.

[GRAPHIC]
             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares

        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                           5.75%          none          none

        Maximum deferred sales charge,
        as a % of net asset value                   none(1)        5.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the
        Fund's assets)(5)

        Management fees                             0.75%          0.75%         0.75%

        Distribution (12b-1) and shareholder
        servicing fees                              0.25%          1.00%         1.00%

        Other expenses                              0.48%          0.48%         0.48%
                                                    -----         ------        ------

        Total annual Fund operating expenses        1.48%          2.23%         2.23%
                                                    =====         ======        ======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

     (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (5) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

 Example

 This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


 This example assumes:

   o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

   o  you reinvest all dividends and distributions in the Fund

   o  your investment has a 5% return each year

   o  the Fund's operating expenses remain the same as shown in the table above


 Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $717       $1,017      $1,338      $2,245
  Investor B Shares     $726       $  997      $1,395      $2,376
  Investor C Shares     $326       $  697      $1,195      $2,565

 If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years

  Investor B Shares     $226       $697        $1,195      $2,376
  Investor C Shares     $226       $697        $1,195      $2,565

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Chicago Equity is its sub-adviser. Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Chicago Equity on page 169.

[GRAPHIC]
             Why invest in Nations Blue Chip Fund?

             Nations Blue Chip Fund may be suitable for investors who are looking for a "core" equity holding for their portfolio. It's considered to be a more conservative equity investment because it invests in a broad range of large, well-established companies. These companies tend to be less volatile than other kinds of companies.

 Nations Blue Chip Fund

[GRAPHIC]
        Investment objective

        The Fund seeks to achieve long-term capital appreciation through investments in blue chip stocks.

[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations Blue Chip Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in blue chip stocks. These are stocks of well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The Master Portfolio primarily invests in blue chip stocks that are included in the S&P 500, but may invest up to 15% of its assets in stocks that are not included in the index. It usually holds approximately 145 stocks.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 600 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

  o changes in actual and expected earnings

  o unexpected changes in earnings

  o price-to-earnings ratio

  o dividend discount model

  o price-to-cash flow

 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P 500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.

 The team may sell a security when there is a development in the company or its industry that causes earnings estimates to fall, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Blue Chip Fund has the following risks:

         o Investment strategy risk - The Master Portfolio uses quantitative analysis to select blue chip stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall.

         o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

         o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

            The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

     1995     1996     1997     1998     1999
     ----     ----     ----     ----     ----
    35.78%   23.76%   32.70%    27.86%   21.16%

       *Year-to-date return as of June 30, 2000: 0.26%

 Best and worst quarterly returns during this period

  Best: 4th quarter 1998:              23.71%
  Worst: 3rd quarter 1998:            -12.18%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

 Average annual total return as of December 31, 1999

 The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                    Since
                        1 year       5 years      inception*

  Investor A Shares     14.18%        26.64%        22.01%
  Investor B Shares     15.09%           --         14.02%
  Investor C Shares     19.30%           --         25.37%
  S&P 500               21.04%        28.55%        23.55%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are January 13, 1994, July 15, 1998 and November 11, 1996, respectively. The return for the index shown is from inception of Investor A Shares

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


 Shareholder fees                          Investor A    Investor B    Investor C
 (Fees paid directly from your investment)   Shares        Shares        Shares
 Maximum sales charge (load)
 imposed on purchases, as a %
 of offering price                           5.75%          none          none

 Maximum deferred sales charge (load),
 as a % of net asset value                   none(1)        5.00%(2)      1.00%(3)

 Annual Fund operating expenses(4)
 (Expenses that are deducted from the
 Fund's assets)(5)

 Management fees                             0.65%          0.65%         0.65%

 Distribution (12b-1) and shareholder
 servicing fees                              0.25%          1.00%         1.00%

 Other expenses                              0.33%          0.33%         0.33%
                                            -----         ------        ------

 Total annual Fund operating expenses        1.23%          1.98%         1.98%
                                            =====         ======        ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

(2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

(4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

(5) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

 Example

 This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


 This example assumes:

   o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

   o  you reinvest all dividends and distributions in the Fund

   o  your investment has a 5% return each year

   o  the Fund's operating expenses remain the same as shown in the table above

 Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $693       $944        $1,213      $1,981
  Investor B Shares     $701       $921        $1,268      $2,113
  Investor C Shares     $301       $621        $1,068      $2,306

 If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $201       $621        $1,068      $2,113
  Investor C Shares     $201       $621        $1,068      $2,306

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             Minimizing taxes

             The Fund's proactive tax management strategy may help reduce capital gains distributions. The tax management strategy seeks to limit portfolio turnover, offset capital gains with capital losses and sell securities that have the lowest tax burden on shareholders.

 Nations Strategic Growth Fund

[GRAPHIC]
        Investment objective

        The Fund seeks long-term, after-tax returns by investing in a diversified portfolio of common stocks.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Fund normally holds 60 to 80 securities, which include common stocks, preferred stocks and convertible securities like warrants and rights.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry
  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:
  o will focus on long-term investments to try to limit the number of buy and sell transactions
  o will try to sell securities that have the lowest tax burden on shareholders
  o may offset capital gains by selling securities to realize a capital loss
  o invests primarily in securities with lower dividend yields
  o may use options, instead of selling securities

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the team considers the security's price to be overvalued, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Strategic Growth Fund has the following risks:

         o Investment strategy risk - The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

         o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

         o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor A, Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

      1999
      ----
     28.08%

        *Year-to-date return as of June 30, 2000: 0.78%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1999:             20.52%
  Worst: 3rd quarter 1999:            -5.97%

        Average annual total return as of December 31, 1999

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                           Since
                             1 year      inception*
  Primary A Shares           28.08%        49.43%
  S&P 500                    21.04%        35.97%

        *The inception date of Primary A Shares is October 2, 1998. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees --
             shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
Maximum sales charge (load)
imposed on purchases, as a %
of offering price                                  5.75%          none          none

Maximum deferred sales charge (load),
as a % of net asset value                          none(1)        5.00%(2)      1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)

Management fees                                    0.65%          0.65%         0.65%

Distribution (12b-1) and shareholder
servicing fees                                     0.25%          1.00%         1.00%

Other expenses                                     0.32%          0.32%         0.32%
                                                   -----         ------        -----

Total annual Fund operating expenses               1.22%          1.97%         1.97%
                                                   =====         ======        =====

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

     (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $692       $941        $1,208      $1,970
  Investor B Shares     $700       $918        $1,262      $2,102
  Investor C Shares     $300       $618        $1,062      $2,296

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $200       $618        $1,062      $2,102
  Investor C Shares     $200       $618        $1,062      $2,296

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             What is a growth fund?

             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

 Nations Capital Growth Fund

[GRAPHIC]
        Investment objective

        The Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

          o    above-average earnings growth compared with the S&P 500

          o established operating histories, strong balance sheets and favorable financial performance

          o    above-average return on equity compared with the S&P 500

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

          o    the growth prospects of the company's industry

          o    the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

          o    may limit the number of buy and sell transactions it makes

          o will try to sell shares that have the lowest tax burden on shareholders

          o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 161 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations Capital Growth Fund has the following risks:

          o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

          o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

          o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

       1993    1994    1995    1996    1997    1998    1999
       ----    ----    ----    ----    ----    ----    ----
       7.53%  -1.55%  28.56%  18.29%  30.36%  29.73%  23.57%

        *Year-to-date return as of June 30, 2000: 3.80%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:              28.21%
  Worst: 3rd quarter 1998:            -14.93%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                    Since
                        1 year       5 years      inception*

  Investor A Shares     16.47%        24.53%        18.48%
  Investor B Shares     17.63%        24.90%        19.69%
  Investor C Shares     21.63%        25.27%        18.69%
  S&P 500               21.04%        28.55%        21.54%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are October 2, 1992, June 7, 1993 and October 2, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                              Investor A    Investor B    Investor C
(Fees paid directly from your investment)       Shares        Shares        Shares
Maximum sales charge (load)
imposed on purchases, as a %
of offering price                                 5.75%          none        none
Maximum deferred sales charge,
as a % of net asset value                         none(1)        5.00%(2)    1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)
Management fees                                   0.65%          0.65%       0.65%
Distribution (12b-1) and shareholder
servicing fees                                    0.25%          1.00%       1.00%
Other expenses                                    0.31%          0.31%       0.31%
                                                  -----         ------      ------
Total annual Fund operating expenses              1.21%          1.96%       1.96%
                                                  =====         ======      ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

(2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

(4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $691       $938        $1,203      $1,960
  Investor B Shares     $699       $915        $1,257      $2,091
  Investor C Shares     $299       $615        $1,057      $2,285

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $199       $615        $1,057      $2,091
  Investor C Shares     $199       $615        $1,057      $2,285

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.
[GRAPHIC]
             What is a growth fund?

             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

 Nations Aggressive Growth Fund

[GRAPHIC]
        Investment objective

        The Fund seeks capital appreciation.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of large and medium-sized U.S. companies. These companies typically have a market capitalization of $1 billion or more.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the Russell 1000 Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings. The resulting portfolio typically consists of between 50 to 75 securities.

 The team may use various strategies, to the extent consistent with the Fund's investment objective, to try to reduce the amount of capital gains it distributes to shareholders. For example, the team:

  o will focus on long-term investments to try and limit the number of buy and sell transactions

  o will try to sell securities that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

  o will invest primarily in securities with lower dividend yields

  o may use options instead of selling securities

 While the Fund tries to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

 The team may sell a security when if forecasts a decline in industry profitability, it believes a company's competitive position erodes significantly, management strategies prove ineffective or a company's price exceeds the team's price target for the security.

[GRAPHIC]
        Risks and other things to consider

        Nations Aggressive Growth Fund has the following risks:

          o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

          o Stock market risk - The value of the stocks the Fund holds can be affected by changes in the U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

          o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Prior to April 17, 2000, the Fund had a different investment objective and principal investment strategies.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

   1994    1995    1996    1997     1998   1999
   ----    ----    ----    ----     ----   ----
  -6.42%  27.30%  21.90%   29.59%  25.57%   8.83%

       *Year-to-date return as of June 30, 2000: -4.33%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:              24.55%
  Worst: 3rd quarter 1998:            -15.31%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The indices' returns do not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Russell 1000 Growth Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book rates and forecasted growth rates relative to the Russell 1000 Growth Index as a whole. Prior to April 17, 2000, the Fund compared its performance to the S&P
        500. The Fund changed the index to which it compares its performance because the Russell 1000 Growth Index is considered to be a more appropriate comparison.

                                                                  Since
                                      1 year       5 years      inception*
  Investor A Shares                    2.56%       20.97%        17.29%
  Investor B Shares                    3.21%       21.26%        19.44%
  Investor C Shares                    7.02%          --         21.79%
  S&P 500                             21.04%       28.55%        22.87%
  Russell 1000 Growth Index           20.91%       28.04%        22.31%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are July 26, 1993, May 20, 1994 and May 10, 1995, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                Investor A    Investor B    Investor C
(Fees paid directly from your investment)         Shares        Shares        Shares
Maximum sales charge (load)
imposed on purchases, as a %
of offering price                                5.75%          none          none

Maximum deferred sales charge
(load), as a % of net asset value                none(1)        5.00%(2)      1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)

Management fees                                  0.65%          0.65%         0.65%

Distribution (12b-1) and shareholder
servicing fees                                   0.25%          1.00%         1.00%

Other expenses                                   0.32%          0.32%         0.32%
                                                 -----         ------        ------

Total annual Fund operating expenses             1.22%          1.97%         1.97%
                                                 =====         ======        ======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

     (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $692       $941        $1,208      $1,970
  Investor B Shares     $700       $918        $1,262      $2,102
  Investor C Shares     $300       $618        $1,062      $2,296

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $200       $618        $1,062      $2,102
  Investor C Shares     $200       $618        $1,062      $2,296

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 167.

[GRAPHIC]
             What is a focused fund?

             A focused fund invests in a small number of companies with earnings that are believed to have the potential to grow significantly. This Fund focuses on large, established and well-known U.S. companies.

             Because a focused fund holds fewer investments than other kinds of funds, it can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Focused Equities Fund

[GRAPHIC]
        Investment objective

        The Fund seeks long-term growth of capital.

[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in common stocks of large companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Marsico Focused Equities Fund has the following risks:

          o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

          o Holding fewer investments - The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

          o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

          o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

          o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

          o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

     o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations Marsico Focused Equities Fund into a new shell Fund that is substantially identical to the existing Fund. The principal effect of this reorganization would be to redomicile the Fund in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other domestic stock funds managed by Thomas Marsico, see How the Funds are managed.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

    1998     1999
    ----     ----
   50.14%    52.85%

        *Year-to-date return as of June 30, 2000: -8.23%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1999:             33.11%
  Worst: 3rd quarter 1998:            -8.99%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                            Since
                              1 year      inception*
  Investor A Shares           44.02%        47.07%
  Investor B Shares           46.99%        49.33%
  Investor C Shares           51.59%        50.86%
  S&P 500                     21.04%        24.75%

        *The inception date of Investor A Shares, Investor B Shares and
         Investor C Shares is December 31, 1997. The return for the index shown is from that date.

[GRAPHIC]
             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
Maximum sales charge (load)
imposed on purchases, as a %
of offering price                                    5.75%         none          none
Maximum deferred sales charge
(load), as a % of net asset value                    none(1)       5.00%(2)      1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)(5)
Management fees                                      0.75%         0.75%         0.75%
Distribution (12b-1) and shareholder
servicing fees                                       0.25%         1.00%         1.00%
Other expenses                                       0.41%         0.41%         0.41%
                                                     -----        ------        ------
Total annual Fund operating expenses                 1.41%         2.16%         2.16%
                                                     =====        ======        ======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

     (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (5) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $710       $996        $1,303      $2,172
  Investor B Shares     $719       $976        $1,359      $2,303
  Investor C Shares     $319       $676        $1,159      $2,493

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years

  Investor B Shares     $219       $676        $1,159      $2,303
  Investor C Shares     $219       $676        $1,159      $2,493

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             What is an emerging growth fund?

             An emerging growth fund invests in emerging growth companies. These are typically medium-sized and smaller companies whose earnings are expected to grow or to continue growing. These companies may be expanding in existing markets, entering into new markets, developing new products or increasing their profit margins by gaining market share or streamlining their operations.

             These companies can have better potential for rapid earnings than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback in sales than larger, more established companies.

 Nations MidCap Growth Fund

[GRAPHIC]
        Investment objective

        The Fund seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies chosen from a universe of emerging growth companies. The Fund generally holds securities of between 75 and 130 issuers, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $750 million, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P MidCap 400 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations MidCap Growth Fund has the following risks:

          o Investment strategy risk - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

          o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

          o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

   1993    1994    1995    1996    1997     1998   1999
   ----    ----    ----    ----    ----     ----   ----
  11.66%   0.39%  29.71%  18.32%   20.48%   3.30%  43.45%

        *Year-to-date return as of June 30, 2000: 17.81%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1999:              32.63%
  Worst: 3rd quarter 1998:            -26.48%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P MidCap 400, an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

                                                    Since
                        1 year       5 years      inception*

  Investor A Shares     35.22%        20.90%        17.03%
  Investor B Shares     37.44%        21.22%        18.57%
  Investor C Shares     41.43%        21.58%        17.28%
  S&P MidCap 400        14.86%        23.01%        21.46%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are December 10, 1992, June 7, 1993 and December 18, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
Maximum sales charge (load)
imposed on purchases, as a %
of offering price                                5.75%          none            none
Maximum deferred sales charge (load),
as a % of net asset value                        none(1)        5.00%(2)        1.00%(3)
Annual Fund operating expenses(4)

(Expenses that are deducted from the Fund's assets)
Management fees                                  0.65%          0.65%           0.65%
Distribution (12b-1) and shareholder
servicing fees                                   0.25%          1.00%           1.00%
Other expenses                                   0.35%          0.35%           0.35%
                                                 -----         ------          ------
Total annual Fund operating expenses             1.25%          2.00%           2.00%
                                                 =====         ======          ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

(2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

(4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $695       $949        $1,223      $2,002
  Investor B Shares     $703       $927        $1,278      $2,134
  Investor C Shares     $303       $627        $1,078      $2,327

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $203       $627        $1,078      $2,134
  Investor C Shares     $203       $627        $1,078      $2,327

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. James A. Hillary is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Marsico Capital and
               Mr. Hillary on page 167.

[GRAPHIC]
             What is a multi-cap fund?

             A multi-cap fund invests in companies across the capitalization spectrum -- small, medium-sized and large companies. As a multi-cap fund, this Fund may invest in large, established and well-known U.S. and foreign companies, as well as small, new and relatively unknown companies that are believed to have the potential to grow significantly.

Nations Marsico 21st Century Fund

[GRAPHIC]
        Investment objective

        The Fund seeks long-term growth of capital.

[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico 21st Century Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.

 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

     o products, markets or technologies in flux that can result in extraordinary growth

     o strong brand franchises that can take advantage of a changing global environment

     o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

     o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Marsico 21st Century Fund has the following risks:

          o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

          o Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

          o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

          o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

          o Foreign investment risk - Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

          o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

               The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
        A look at the Fund's performance

        Because the Fund commenced operations on April 10, 2000 and has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                             Investor A      Investor B       Investor C
(Fees paid directly from your investment)      Shares          Shares           Shares
Maximum sales charge (load)
imposed on purchases, as a %
of offering price                               5.75%            none            none
Maximum deferred sales charge,
as a % of net asset value                       none(1)          5.00%(2)        1.00%(3)

Annual Fund operating expenses
(Expenses that are deducted from the Fund's assets)(4)
Management fees                                 0.75%            0.75%           0.75%
Distribution (12b-1) and shareholder
servicing fees                                  0.25%            1.00%           1.00%
Other expenses(5)                               0.49%            0.49%           0.49%
                                                -----            -----           -----
Total annual Fund operating expenses            1.49%            2.24%           2.24%
                                                =====            =====           =====

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

     (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

     (4) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

     (5)  Other expenses are based on estimates for the current fiscal year.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 year     3 years

  Investor A Shares           $718       $1,020
  Investor B Shares           $727       $1,000
  Investor C Shares           $327       $  700

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                              1 year     3 years
  Investor B Shares           $227       $700
  Investor C Shares           $227       $700

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's SmallCap Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             Why invest in a small
             company fund?

             A small company fund invests in smaller companies with promising products or that are operating in a dynamic field. These companies can have stronger potential for rapid earnings growth than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback than larger, more established companies.

             The team looks for companies whose earnings are growing quickly, and whose share prices are reasonably valued.

 Nations Small Company Fund

[GRAPHIC]
        Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies with a market capitalization of $2 billion or less. The Fund usually holds 75 to 130 securities, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  o company meetings/conferences

  o independent industry analysis

  o quantitative analysis

  o Wall Street (brokerage) research


 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  o gaining an in-depth understanding of the company's business

  o evaluating the company's growth potential, risks and competitive strengths

  o discussing its growth strategy with company management

  o validating the growth strategy with external research

 The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Small Company Fund has the following risks:

          o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

          o Small company risk - Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

          o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

          o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

          o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

     1996    1997     1998   1999
     ----    ----     ----   ----
    19.92%   19.47%  1.22%  54.51%

        *Year-to-date return as of June 30, 2000: 14.04%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1999:              43.14%
  Worst: 3rd quarter 1998:            -25.80%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Russell 2000, an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

                                            Since
                              1 year      inception*

  Investor A Shares           45.63%        19.91%
  Investor B Shares           48.73%        20.66%
  Investor C Shares           52.72%        16.99%
  Russell 2000                21.26%        14.35%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are December 12, 1995, December 12, 1995 and August 1, 1997, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                               Investor A    Investor B    Investor C
(Fees paid directly from your investment)        Shares        Shares        Shares
Maximum sales charge (load)
imposed on purchases, as a %
of offering price                                5.75%        none          none

Maximum deferred sales charge
(load), as a % of net asset value                none(1)      5.00%(2)      1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)

Management fees                                  0.90%        0.90%         0.90%

Distribution (12b-1) and shareholder
servicing fees                                   0.25%        1.00%         1.00%

Other expenses                                   0.32%        0.32%         0.32%
                                               ------        ------        ------

Total annual Fund operating expenses             1.47%        2.22%         2.22%

Fee waivers and/or reimbursements               (0.07)%      (0.07)%       (0.07)%
                                               ------        ------        ------

Total net expenses(5)                            1.40%        2.15%         2.15%
                                               ======        ======        ======

          (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

          (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

          (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

          (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

          (5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $709       $1,007      $1,327      $2,229
  Investor B Shares     $718       $  988      $1,383      $2,360
  Investor C Shares     $318       $  688      $1,183      $2,549

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $218       $688        $1,183      $2,360
  Investor C Shares     $218       $688        $1,183      $2,549

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its
             own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Brandes Investment Partners, L.P. (Brandes) is its sub-adviser. Brandes' Large Cap Investment Committee makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Brandes on page 169.

[GRAPHIC]
             What is the Graham and
             Dodd approach to investing?

             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data.

             The team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

 Nations International Value Fund

[GRAPHIC]
        Investment objective

        The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations International Value Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Master Portfolio typically invests in at least three countries other than the United States at any one time.

 The Master Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Master Portfolio typically invests in at least three countries other than the United States at any one time.

 The Master Portfolio primarily invests in common stocks, preferred stocks and convertible securities, either directly or indirectly through closed-end investment companies and depositary receipts.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Master Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic value.

 The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
             Limits on investments

             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:

               o The Fund will normally invest no more than 5% of its assets in a single security.

               o    It may not invest more than the higher of:

                    o    20% of its assets in a single country or industry, or

                    o 150% of the weighting of a single country or industry in the MSCI EAFE Index (to a maximum of 25% of its assets in a single industry, other than U.S. government securities).

               o It generally may not invest more than 20% of its assets in emerging markets or developing countries.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations International Value Fund has the following risks:

          o Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

          o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

          o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

          o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

               The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other international funds managed by Brandes, see How the Funds are managed.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

   1996    1997     1998   1999
   ----    ----     ----   ----
  15.32%   20.38%  11.82%  52.43%

        *Year-to-date return as of June 30, 2000: 3.04%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1999:              24.15%
  Worst: 3rd quarter 1998:            -16.57%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

                                             Since
                               1 year      inception*

  Investor A Shares           43.66%         21.98%
  Investor B Shares           45.96%         24.68%
  Investor C Shares           50.21%         36.00%
  MSCI EAFE Index             26.96%         13.24%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are December 27, 1995, May 22, 1998 and May 22, 1998, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
Maximum sales charge (load)
imposed on purchases, as a % of
offering price                                        5.75%        none         none

Maximum deferred sales charge (load),
as a % of net asset value                             none(1)      5.00%(2)     1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)(5)

Management fees                                       0.90%        0.90%         0.90%

Distribution (12b-1) and shareholder
servicing fees                                        0.25%        1.00%         1.00%

Other expenses                                        0.44%        0.44%         0.44%
                                                    ------        ------        ------

Total annual Fund operating expenses                  1.59%        2.34%         2.34%

Fee waivers and/or reimbursements                    (0.10)%      (0.10)%        (0.10)%
                                                    ------        ------        -------

Total net expenses(6)                                 1.49%        2.24%          2.24%
                                                    ======        ======        =======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

     (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (5) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

     (6) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years

  Investor A Shares     $718       $1,040      $1,383      $2,351
  Investor B Shares     $727       $1,021      $1,441      $2,481
  Investor C Shares     $327       $  721      $1,241      $2,668

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $227       $721        $1,241      $2,481
  Investor C Shares     $227       $721        $1,241      $2,668

[GRAPHIC]
             About the sub-advisers

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser. The Master Portfolio is a "multi-manager" fund, which means that it's managed by more than one sub-adviser. Gartmore Global Partners (Gartmore), INVESCO Global Asset Management (N.A.), Inc. (INVESCO) and Putnam Investment Management Inc. (Putnam) each manage approximately one-third of the assets of the Master Portfolio. Five portfolio managers from Gartmore, INVESCO's International Equity Portfolio Management Team and Putnam's Core International Equity Group make the day-to-day investment decisions for their portion of the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Gartmore, INVESCO and
               Putnam on page 171, and
               on page 172.

[GRAPHIC]
             Why invest in an international
             stock fund?

             International stock funds invest
             in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the United States. Investing internationally also involves special risks not associated with investing in the U.S. stock market.

     Nations International Equity Fund

[GRAPHIC]
        Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations International Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

 The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of securities. These securities are described in the SAI.

 The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

 The Master Portfolio is a "multi-manager" fund. It has three different investment managers. Each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

     o Gartmore combines "top-down," allocation among regions around the world with a stock selection process that focuses on investing in securities when growth is likely to be higher, or sustained longer, than other investors expect.

     o INVESCO uses a "bottom-up" approach, focusing exclusively on stock selection, and looking for sustainable growth.

     o Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom-up" stock selection with "top-down" country allocation.

 The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

 A manager may sell a security when its price reaches the target set by the manager, when the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations International Equity Fund has the following risks:

          o Investment strategy risk - The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

          o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be even greater risks involved, such as those of immature economies lesser developed and more thinly traded securities markets.

          o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

          o Futures risk - This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

          o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

               The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

   1993    1994    1995    1996    1997     1998   1999
   ----    ----    ----    ----    ----     ----   ----
  26.90%   2.21%   8.21%   8.14%    1.04   16.40% 39.13%

        *Year-to-date return as of June 30, 2000: -4.35%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1999:              28.40%
  Worst: 3rd quarter 1998:            -13.88%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

                                                     Since
                        1 year       5 years      inception*

  Investor A Shares     31.12%        12.54%         10.52%
  Investor B Shares     32.68%        12.72%         12.06%
  Investor C Shares     36.64%        13.09%         11.02%
  MSCI EAFE Index       26.96%        12.82%         12.41%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are June 3, 1992, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
Maximum sales charge (load)
imposed on purchases, as a % of
offering price                                      5.75%         none          none

Maximum deferred sales charge (load)
as a % of net asset value                           none(1)       5.00%(2)      1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)(5)

Management fees                                     0.80%          0.80%        0.80%

Distribution (12b-1) and shareholder
servicing fees                                      0.25%          1.00%        1.00%

Other expenses                                      0.38%          0.38%        0.38%
                                                    -----         ------        -----

Total annual Fund operating expenses                1.43%          2.18%        2.18%
                                                    =====         ======        =====

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

     (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (5) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $712       $1,002      $1,313      $2,193
  Investor B Shares     $721       $  982      $1,369      $2,323
  Investor C Shares     $321       $  682      $1,169      $2,513

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $221       $682        $1,169      $2,323
  Investor C Shares     $221       $682        $1,169      $2,513

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. James Gendelman is the portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Marsico Capital and James Gendelman on page 167.

[GRAPHIC]
             What is an international fund?

             International stock funds invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the United States.

 Nations Marsico International Opportunities Fund

[GRAPHIC]
        Investment objective

        The Fund seeks long-term growth of capital.

[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico International Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

     o products, markets or technologies in flux that can result in extraordinary growth

     o strong brand franchises that can take advantage of a changing global environment

     o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

     o movement with, not against the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Marsico International Opportunities Fund has the following risks:

          o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

          o Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

          o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

          o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

               The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
        A look at the Fund's performance

        Because the Fund commenced operations on August 1, 2000 and has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                 Investor A    Investor B    Investor C
(Fees paid directly from your investment)          Shares        Shares        Shares
Maximum sales charge (load)
imposed on purchases, as a %
of offering price                                 5.75%          none          none

Maximum deferred sales charge,
as a % of net asset value                         none(1)        5.00%(2)      1.00%(3)

Annual Fund operating expenses
(Expenses that are deducted from the Fund's assets)(4)

Management fees                                   0.80%          0.80%         0.80%

Distribution (12b-1) and shareholder
servicing fees                                    0.25%          1.00%         1.00%

Other expenses(5)                                 0.61%          0.61%         0.61%
                                                  -----         ------        ------
Total annual Fund operating expenses              1.66%          2.41%         2.41%
                                                  =====         ======        ======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

     (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

     (4) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

     (5)  Other expenses are based on estimates for the current fiscal year.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year     3 years

  Investor A Shares           $734       $1,069
  Investor B Shares           $744       $1,051
  Investor C Shares           $344       $  751

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                             1 year     3 years

  Investor B Shares           $244       $751
  Investor C Shares           $244       $751

[GRAPHIC]
             About the sub-adviser

             Gartmore Global Partners (Gartmore) is this Fund's sub-adviser. Christopher Palmer, a senior investment manager on the Gartmore Emerging Markets Team, makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               Gartmore on page 171.

[GRAPHIC]
             What's an emerging market?

             This Fund considers a country to
             be an emerging market if:

               o the International Finance Corporation has defined it as an emerging market,

               o it has a low-to-middle income economy according to the World Bank, or

               o    it's listed as developing in World Bank publications.

             There are over 25 countries that currently qualify as emerging markets, including Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

     Nations Emerging Markets Fund

[GRAPHIC]
        Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East and India.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies in emerging markets or developing countries. The Fund intends to invest in securities of companies in at least three of these countries at any one time.

 The Fund normally invests in common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts.

 The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio manager looks for emerging markets that are believed to have the potential for strong economic growth, and tries to avoid emerging markets that might be politically or economically risky.

 The portfolio manager starts with approximately 800 companies in the most promising markets, and:

     o uses fundamental research to select 80 to 100 stocks in 15 or more countries, looking at earnings growth, financial resources, marketability, and other factors

     o visits companies to confirm the corporate and industry factors that led to a stock's selection as a potential investment

     o regularly reviews the Fund's investments to determine whether companies are meeting expected return targets and whether their fundamental financial health has changed

 The portfolio manager may sell a security when its price reaches the target set by the portfolio manager, when there is a deterioration in the growth prospects of the company or its industry, when the portfolio manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Emerging Markets Fund has the following risks:

          o Investment strategy risk - The portfolio manager invests in securities of companies in emerging markets, which have high growth potential, but can be more volatile than securities in more developed markets. There is a risk that the value of these investments will not rise as high as the portfolio manager expects, or will fall.

          o Foreign investment risk - Because the Fund invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

          o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

          o Futures risk - This Fund may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

          o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

          o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

        If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 33.

        The Fund can withdraw its entire investment from the master portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

  1996    1997     1998     1999
  ----    ----     ----     ----
  8.50%   -3.20%  -25.78%   96.09%

       *Year-to-date return as of June 30, 2000: -5.15%

       Best and worst quarterly returns during this period

  Best: 4th quarter 1999:             48.17%
  Worst: 3rd quarter 1998:            -24.26%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P/IFC Investables Index, an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization.

                                                    Since
                                      1 year      inception*

  Investor A Shares                   84.88%        7.89%
  Investor B Shares                   89.41%        8.15%
  Investor C Shares                   93.81%        8.66%
  S&P/IFC Investables Index           67.13%        4.14%

        *The inception dates of Investor A Shares Investor B Shares, and
         Investor C Shares is June 30, 1995. The return for the index shown is from that date.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                              Investor A    Investor B    Investor C
(Fees paid directly from your investment)       Shares        Shares        Shares
Maximum sales charge (load)
imposed on purchases, as a % of
offering price                                  5.75%          none          none

Maximum deferred sales charge (load)
as a % of net asset value                       none(1)        5.00%(2)      1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)

Management fees                                 1.00%          1.00%         1.00%

Distribution (12b-1) and shareholder
servicing fees                                  0.25%          1.00%         1.00%

Other expenses                                  0.90%          0.90%         0.90%
                                                ----          ------        ------

Total annual Fund operating expenses(5)         2.15%          2.90%         2.90%
                                                ====          ======        ======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

     (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (5) The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 2.15% for Investor A Shares, 2.90% for Investor B Shares and 2.90% for Investor C Shares until July 31, 2001. There is no guarantee that these limitations will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $781       $1,210      $1,605      $2,919
  Investor B Shares     $793       $1,198      $1,728      $3,046
  Investor C Shares     $393       $  818      $1,528      $3,253

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $293       $998        $1,528      $3,046
  Investor C Shares     $293       $898        $1,528      $3,223

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations LargeCap Index Fund

[GRAPHIC]
        Investment objective

        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

 The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P 500, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500, subject to certain restrictions.

 The Fund tries to achieve a correlation of 0.95 with the S&P 500 on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 is affected by transaction costs and other expenses, changes in the composition of the S&P 500, changes in the number of shares issued by the companies represented in the S&P 500, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations LargeCap Index Fund has the following risks:

          o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.

          o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

          o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]
             Many things affect a Fund's
             performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

   1996    1997     1998   1999
   ----    ----     ----   ----
  22.22%   32.04%  28.06%  20.34%

        *Year-to-date return as of June 30, 2000: -0.70%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:             21.12%
  Worst: 3rd quarter 1998:            -9.93%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                            Since
                              1 year      inception*

  Investor A Shares           20.34%        26.10%
  S&P 500                     21.04%        26.39%

        *The inception date of Investor A Shares is October 10, 1995. The return for the index shown is from that date.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                               Investor A
(Fees paid directly from your investment)                        Shares

Maximum sales charge (load) imposed on purchases                  none

Maximum deferred sales charge (load)                              none

Annual Fund operating expenses(1)
(Expenses that are deducted from the Fund's assets)

Management fees                                                   0.40%

Distribution (12b-1) and shareholder servicing fees               0.25%

Other expenses                                                    0.31%
                                                                ------
Total annual Fund operating expenses                              0.96%

Fee waivers and/or reimbursements                                (0.36)%
                                                                ------
Total net expenses(2)                                             0.60%
                                                                ======

     (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $61        $270        $496        $1,145

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations MidCap Index Fund

[GRAPHIC]
        Investment objective

        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's MidCap 400 Stock Price Index (S&P MidCap 400).

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 domestic common stocks chosen for their market size, liquidity and industry representation. As of the date of this prospectus, the average weighted market capitalization of the companies in the S&P MidCap 400 was $3.7 billion. The index is not available for investment.

 The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P MidCap 400, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400.

 The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400, changes in the number of shares issued by the companies represented in the S&P MidCap 400, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the team believes the stock is not liquid enough, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations MidCap Index Fund has the following risks:

          o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400. The value of the Fund will rise and fall with the performance of the S&P MidCap 400.

          o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

          o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

          o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

               This Fund may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

               If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 33.

[GRAPHIC]
        A look at the Fund's performance

        Because the Fund commenced its operations on March 31, 2000 and has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                Investor A
(Fees paid directly from your investment)                         Shares

Maximum sales charge (load) imposed on purchases                   none

Maximum deferred sales charge (load)                               none

Annual Fund operating expenses
(Expenses that are deducted from the Fund's assets)

Management fees                                                    0.40%

Distribution (12b-1) and shareholder servicing fees                0.25%

Other expenses(1)                                                  0.33%
                                                                 ------
Total annual Fund operating expenses                               0.98%
Fee waivers and/or reimbursements                                 (0.38%)
                                                                 ------
Total net expenses(2)                                              0.60%
                                                                 ======


     (1)  Other expenses are based on estimates for the current fiscal year.

     (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3 year example.

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years

  Investor A Shares           $61        $274

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations SmallCap Index Fund

[GRAPHIC]
        Investment objective

        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's SmallCap 600 Stock Price Index (S&P SmallCap 600).

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P SmallCap 600. The S&P SmallCap 600 is an unmanaged market capitalization index consisting of 600 common stocks that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

 The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P SmallCap 600, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600.

 The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600, changes in the number of shares issued by the companies represented in the S&P SmallCap 600, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The management team tries to minimize these costs for the Fund by using program trades and crossing networks.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations SmallCap Index Fund has the following risks:

          o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600.

          o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 600 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

          o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

          o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]
             Many things affect a Fund's
             performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Prior to May 12, 2000, the Fund had a different investment objective and principal investment strategies.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

   1997     1998   1999
   ----     ----   ----
   27.55%  -1.89%   5.27%

       *Year-to-date return as of June 30, 2000: 5.39%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1997:              17.52%
  Worst: 3rd quarter 1998:            -20.89%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P SmallCap 600, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 is not available for investment.

                                           Since
                             1 year      inception*

  Investor A Shares            5.27%       10.02%
  S&P SmallCap 600            12.42%       12.64%

        *The inception date of Investor A Shares is October 15, 1996. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                               Investor A
(Fees paid directly from your investment)                        Shares

Maximum sales charge (load) imposed on purchases                  none

Maximum deferred sales charge (load)                              none

Annual Fund operating expenses(1)
(Expenses that are deducted from the Fund's assets)

Management fees                                                   0.40%

Distribution (12b-1) and shareholder servicing fees               0.25%

Other expenses                                                    0.36%
                                                                ------
Total annual Fund operating expenses                              1.01%

Fee waivers and/or reimbursements                                (0.36)%
                                                                ------
Total net expenses(2)                                             0.65%
                                                                ======


          (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


          (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $66        $286        $523        $1,204

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             What is a managed index fund?

             A managed index fund combines the benefits of traditional index funds -- relatively low costs and low portfolio turnover -- with active management.

             With a managed index fund, the team starts with the stocks of a specific market index -- in this case, the S&P 500 -- and then tries to achieve higher returns than the index by emphasizing stocks in the index that are expected to generate the highest returns.

             There is no assurance that active management will result in a higher return than the index.

     Nations Managed Index Fund


[GRAPHIC]
        Investment objective

        The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

 The team tries to maintain a portfolio that matches the industry and risk characteristics of the S&P 500. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 and to reduce the risk of underperforming the index over time. The Fund usually holds 200 to 350 of the stocks included in the index. The Fund may invest in financial futures traded on U.S. exchanges.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 When selecting investments for the Fund, the team starts with the stocks included in the S&P 500. It then uses quantitative analysis, which is an analysis of a company's financial information, to:

     o rank the attractiveness of each stock based on a "multi-factor" valuation model, which takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth versus its market price. The model also considers growth measures like price momentum and the size and rate of earnings growth when comparing a stock with others in the same industry

     o measure the rate of earnings growth of each stock. Each stock is assigned a ranking from 1 to 10 (best to worst). The team will hold a slightly higher percentage of an attractively ranked stock than the index and hold a lower percentage -- or none -- of a less attractively ranked stock

 The team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

 The team uses various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

     o may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

     o may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions

     o will try to keep portfolio turnover low, which helps to defer the realization of capital gains

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Managed Index Fund has the following risks:

          o Investment strategy risk - The team chooses stocks that it believes have the potential for higher total returns than the S&P
               500. There is a risk that the returns of these investments will not exceed those of the S&P 500, or will fall.

          o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

          o Futures risk - This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]
             Many things affect a Fund's
             performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

    1997     1998   1999
    ----     ----   ----
    33.19%  26.33%  17.41%

       *Year-to-date return as of June 30, 2000: -1.45%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:              20.91%
  Worst: 3rd quarter 1998:            -10.67%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                           Since
                             1 year      inception*

  Investor A Shares           17.41%        27.75%
  S&P 500                     21.04%        29.60%

        *The inception date of Investor A Shares is July 31, 1996. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(Fees paid directly from your investment)                    Investor A Shares

Maximum sales charge (load) imposed on purchases                  none

Maximum deferred sales charge (load)                              none

Annual Fund operating expenses(1)
(Expenses that are deducted from the Fund's assets)

Management fees                                                   0.40%

Distribution (12b-1) and shareholder servicing fees               0.25%

Other expenses                                                    0.32%
                                                                ------
Total annual Fund operating expenses                              0.97%

Fee waivers and/or reimbursements                                (0.22)%
                                                                ------
Total net expenses(2)                                             0.75%
                                                                ======


     (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year     3 years     5 years     10 years

  Investor A Shares     $77        $287        $515        $1,170

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             Corporate fixed income securities

             This Fund focuses on fixed income securities issued by corporations. Corporate fixed income securities have the potential to pay higher income than U.S. Treasury securities with similar maturities.

[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Short-Term Income Fund

[GRAPHIC]
        Investment objective

        The Fund seeks high current income consistent with minimal fluctuations of principal.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its total assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

 The Fund may invest in:

     o    corporate debt securities, including bonds, notes and debentures

     o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

     o    asset-backed securities

     o    U.S. government obligations

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be three years or less.

 When selecting individual investments, the team:

     o looks at a fixed income security's potential to generate both income and price appreciation

     o allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; asset-backed securities and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

     o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

     o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Short-Term Income Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

     o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

    1993    1994    1995    1996    1997     1998   1999
    ----    ----    ----    ----    ----     ----   ----
    7.33%  -0.48%  11.08%   4.68%    5.82%   6.08%   3.00%

        *Year-to-date return as of June 30, 2000: 2.51%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1995:              3.47%
  Worst: 1st quarter 1994:            -1.00%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. All dividends are reinvested.

                                                                   Since
                                         1 year      5 years     inception*

Investor A Shares                          1.96%       5.88%       4.85%
Investor B Shares                          -2.09%      5.60%       4.89%
Investor C Shares                          1.33%       5.82%       4.74%
Merrill Lynch 1-3 Year Treasury Index      3.06%       6.51%       5.31%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are October 2, 1992, June 7, 1993 and October 2, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

             Investor B Shares of this Fund are only available to existing shareholders for investment.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                              Investor A    Investor B    Investor C
(Fees paid directly from your investment)       Shares        Shares        Shares
Maximum sales charge (load)
imposed on purchases
as a % of offering price per share               1.00%         none         none

Maximum deferred sales charge (load)
as a % of net asset value                        none(1)       none         1.00%(2)

Annual Fund operating expenses(3)
(Expenses that are deducted from the Fund's assets)

Management fees                                  0.30%         0.30%        0.30%

Distribution (12b-1) and shareholder
servicing fees(2)                                0.25%         1.00%        1.00%

Other expenses                                   0.30%         0.30%        0.30%
                                               ------        ------        ------
Total annual Fund operating expenses             0.85%         1.60%        1.60%

Fee waivers and/or reimbursements               (0.10)%       (0.10)%      (0.10)%
                                               ------        ------        ------
Total net expenses(4)                            0.75%         1.50%        1.50%
                                               ======        ======        ======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

     (2) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

     (3) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (4) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $176       $359        $557        $1,130
  Investor B Shares     $153       $495        $861        $1,691
  Investor C Shares     $253       $495        $861        $1,892

        If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor C Shares     $153       $495        $861        $1,892

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             U.S. government securities

             This Fund invests most of its assets in securities that are U.S. government issued or guaranteed. This means the Fund is generally not subject to credit risk, but it could earn less income than funds that invest in other kinds of fixed income securities.

[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Short-Intermediate Government Fund

[GRAPHIC]
        Investment objective

        The Fund seeks high current income consistent with modest fluctuation of principal.

[GRAPHIC]
        Principal investment strategies

        The Fund invests most of its assets in U.S. government obligations and repurchase agreements relating to these obligations. It may invest in mortgage-related securities issued or backed by the U.S. government, its agencies or instrumentalities, or corporations.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.

 When selecting individual investments, the team:

     o looks at a fixed income security's potential to generate both income and price appreciation

     o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

     o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on page 161
               and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Short-Intermediate Government Fund has the following risks:

          o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

          o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

          o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

          o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

          o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

    1992    1993    1994    1995    1996    1997     1998   1999
    ----    ----    ----    ----    ----    ----     ----   ----
    5.69%   7.84%  -2.59%  12.22%   2.98%   7.03%    6.39%   0.23%

        *Year-to-date return as of June 30, 2000: 2.65%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1992:              4.44%
  Worst: 1st quarter 1994:            -1.78%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Government Bond Index, an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.

                                                                       Since
                                               1 year      5 years   inception*

Investor A Shares                              -3.03%       5.00%     5.35%
Investor B Shares                              -3.29%       5.16%     3.90%
Investor C Shares                              -1.56%       5.22%     4.38%
Lehman Intermediate Government Bond Index       0.50%       6.94%     6.70%


        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are August 5, 1991, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                              Investor A    Investor B    Investor C
(Fees paid directly from your investment)       Shares        Shares        Shares
Maximum sales charge (load)
imposed on purchases
as a % of offering price per share             3.25%         none          none

Maximum deferred sales charge (load)
as a % of net asset value                      none(1)        3.00%(2)    1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)

Management fees                                0.30%          0.30%       0.30%

Distribution (12b-1) and shareholder
servicing fees                                 0.25%          1.00%       1.00%

Other expenses                                 0.32%          0.32%       0.32%
                                               -----         ------      ------

Total annual Fund operating expenses           0.87%          1.62%       1.62%
                                               =====         ======      ======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

     (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $411       $594        $792        $1,364
  Investor B Shares     $465       $711        $881        $1,721
  Investor C Shares     $265       $511        $881        $1,922

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $165       $511        $881        $1,721
  Investor C Shares     $165       $511        $881        $1,922

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             Mortgage-backed securities

             This Fund invests in mortgage-backed securities. Mortgage-backed securities tend to pay higher income than U.S. Treasury bonds and other government-backed bonds with similar maturities, but also have specific risks associated with them. They pay a monthly amount that includes a portion of the principal on the underlying mortgages, as well as interest.

 Nations Government Securities Fund

[GRAPHIC]
        Investment objective

        The Fund seeks high current income consistent with moderate fluctuation of principal.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in U.S. government obligations and repurchase agreements secured by these securities.

 It may also invest in the following securities rated investment grade at the time of investment:

     o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations.

     o    asset-backed securities or municipal securities.

     o    corporate debt securities, including bonds, notes and debentures.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.

 When selecting individual investments, the team:

     o looks at a fixed income security's potential to generate both income and price appreciation

     o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

     o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Government Securities Fund has the following risks:

          o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

          o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

          o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

          o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

          o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

          o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

          o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations Government Securities Fund into a newly created shell Fund that is substantially identical to the existing Fund. The principal effects of this reorganization would be to bring the assets of Nations U.S. Government Bond Fund into Nations Government Securities Fund and to redomicile the Funds in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholders meeting. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

    1992    1993    1994    1995    1996    1997     1998   1999
    ----    ----    ----    ----    ----    ----     ----   ----
    5.08%   7.61%  -5.32%  14.99%   2.28%    8.29%   8.16%  -3.29%

              *Year-to-date return as of June 30, 2000: 4.03%

        Best and worst quarterly returns during this period

  Best: 1st quarter 1995:              4.91%
  Worst: 1st quarter 1994:            -3.04%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The indices' returns do not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. Prior to March 31, 2000, the Fund compared its performance to the Lehman Intermediate Treasury Index and the Salomon Brothers Mortgage Index. The Fund changed the index to which it compares its performance because the Lehman Government Bond Index is considered to be a more appropriate comparison.

                                                                 Since
                                       1 year      5 years     inception*

Investor A Shares                       -7.91%       4.88%       4.88%
Investor B Shares                       -7.47%       5.23%       3.60%
Investor C Shares                       -5.09%       5.34%       3.89%
Lehman Government Bond Index            -2.23%       7.44%       7.24%
Lehman Intermediate Treasury Index      0.50%        6.94%       6.71%
Salomon Brothers Mortgage Index         1.83%        7.93%       6.78%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are April 17, 1991, June 7, 1993, and July 6, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                             Investor A   Investor B   Investor C
(Fees paid directly from your investment)      Shares       Shares       Shares
Maximum sales charge (load)
imposed on purchases
as a % of offering price per share             4.75%        none         none
Maximum deferred sales charge (load)
as a % of net asset value                      none(1)      5.00%(2)     1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)
Management fees                                0.50%        0.50%        0.50%
Distribution (12b-1) and shareholder
servicing fees                                 0.25%        1.00%        1.00%
Other expenses                                 0.39%        0.39%        0.39%
                                             ------        ------       ------
Total annual Fund operating expenses           1.14%        1.89%        1.89%
Fee waivers and/or reimbursements             (0.10)%      (0.10)%      (0.10)%
                                             ------        ------       ------
Total net expenses(5)                          1.04%        1.79%        1.79%
                                             ======        ======       ======

          (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

          (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

          (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.


          (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

          (5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years

  Investor A Shares     $576       $811        $1,065      $1,789
  Investor B Shares     $682       $884        $1,212      $2,008
  Investor C Shares     $282       $584        $1,012      $2,203

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                        1 year     3 years     5 years     10 years

  Investor B Shares     $182       $584        $1,012      $2,008
  Investor C Shares     $182       $584        $1,012      $2,203

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 166.


[GRAPHIC]
             Mortgage-backed securities

             This Fund invests in mortgage-backed securities. Mortgage-backed securities tend to pay higher income than U.S. Treasury bonds and other government-backed bonds with similar maturities, but also have specific risks associated with them. They pay a monthly amount that includes a portion of the principal on the underlying mortgages, as well as interest.

 Nations U.S. Government Bond Fund

[GRAPHIC]
        Investment objective

        The Fund seeks total return and preservation of capital by investing in U.S. government securities and repurchase agreements collateralized by such securities.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in U.S. government obligations and repurchase agreements secured by these securities.

 It may also invest in the following securities rated investment grade at the time of investment:

     o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations.

     o    asset-backed securities or municipal securities.

     o    corporate debt securities, including bonds, notes and debentures.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.

 When selecting individual investments, the team:

     o looks at a fixed income security's potential to generate both income and price appreciation

     o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

     o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations U.S. Government Bond Fund has the following risks:

          o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

          o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

          o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

          o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

          o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

          o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

          o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations U.S. Government Bond Fund into Nations Government Securities Fund. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at special shareholders meetings. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001. At that time, Nations U.S. Government Bond Fund shares would be exchanged for shares of equal value of a successor to Nations Government Securities Fund.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

   1996    1997     1998   1999
   ----    ----     ----   ----
   1.76%    8.05%   8.11%  -4.55%

       *Year-to-date return as of June 30, 2000: 3.83%

        Best and worst quarterly returns during this period

  Best: 3rd quarter 1998:              4.54%
  Worst: 1st quarter 1996:            -2.85%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.

                                                                    Since
                                         1 year       5 year      inception*

        Investor A Shares                 -9.10%         --         4.93%
        Investor B Shares                 -8.81%       5.57%        6.24%
        Investor C Shares                 -6.19%         --         2.08%
        Lehman Government Bond Index      -2.23%       7.44%        7.16%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are February 7, 1995, November 10, 1994 and September 19, 1997, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases,
        as a % of offering price                   4.75%          none           none

        Maximum deferred sales charge
        as a % of net asset value                  none(1)        5.00%(2)       1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)

        Management fees                            0.50%          0.50%          0.50%

        Distribution (12b-1) and shareholder
        servicing fees                             0.25%          1.00%          1.00%

        Other expenses                             0.51%          0.51%          0.51%
                                                 ------          ------         ------
        Total annual Fund operating expenses       1.26%          2.01%          2.01%

        Fee waivers and/or reimbursements         (0.10)%        (0.10)%        (0.10)%
                                                 ------          ------         ------
        Total net expenses(5)                      1.16%          1.91%          1.91%
                                                 ======          ======         ======

          (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

          (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

          (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

          (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

          (5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $588       $847        $1,126      $1,919
  Investor B Shares     $694       $921        $1,274      $2,136
  Investor C Shares     $294       $621        $1,074      $2,330

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years

  Investor B Shares     $194       $621        $1,074      $2,136
  Investor C Shares     $194       $621        $1,074      $2,330

[GRAPHIC]

             About the sub-adviser
             The Fund does not have its
             own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and BACAP is its sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             Intermediate-term securities

             The team focuses on fixed income securities with intermediate terms. While these securities generally won't earn as much income as securities with longer terms, they tend to be less sensitive to changes in interest rates.

[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

     Nations Intermediate Bond Fund

[GRAPHIC]
        Investment objective

        The Fund seeks to obtain interest income and capital appreciation.

[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations Intermediate Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
 (CMOs), that are backed by the U.S. government, its agencies or instrumentalities, or corporations.

 The Master Portfolio can invest up to 10% of its assets in high yield debt securities.

 The Master Portfolio may seek to enhance its yield by engaging in strategies including interest rate swaps, exchange-traded futures and options, and/or investing in non-U.S. dollar denominated fixed income securities or private placements. The Master Portfolio's aggregate use of these strategies and investments will not exceed 10% of its total assets.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years. Its duration generally will be the same as the Lehman Brothers Intermediate/Corporate Bond Index.

 When selecting individual investments, the team:

     o looks at a fixed income security's potential to generate both income and price appreciation

     o allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

     o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     o tries to maintain a duration that is similar to the duration of the Master Portfolio's benchmark. This can help manage interest rate risk

     o tries to manage risk by diversifying the Master Portfolio's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Intermediate Bond Fund has the following risks:

          o Investment strategy risk - There is a risk that the value of the investments that the team chooses for the Master Portfolio will not rise as high as the team expects, or will fall.

          o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

          o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Master Portfolio invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

          o Derivatives risk - The Master Portfolio may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility. There is the risk that the other party in an interest rate swap, futures or other transaction will not fulfill or be able to complete its contractual obligations.

          o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Master Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

          o Mortgage-related risk - The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields.

          o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

               The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

   1995    1996    1997     1998   1999
   ----    ----    ----     ----   ----
  14.54%   3.14%    6.54%   7.32%   0.02%


       *Year-to-date return as of June 30, 2000: 2.37%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1995:              4.50%
  Worst: 1st quarter 1996:            -1.06%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The indices' returns do not reflect sales charges.

        Average annual total return as of December 31, 1999*
        The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Government/Corporate Bond Index, an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. Prior to March 31, 2000, the Fund compared its performance to the Lehman Intermediate Government Bond Index. The Fund changed the index to which it compares its performance because the Lehman Intermediate Government/Corporate Bond Index is considered to be a more appropriate comparison.

                                                                        Since
                                                   1 year   5 years   inception*

        Investor A Shares                           -3.27%    5.50%     4.25%
        Investor B Shares                           -7.18%    5.35%     4.27%
        Investor C Shares                           -1.21%     --       4.06%
        Lehman Intermediate Government/Corporate
        Bond Index                                  0.39%     7.07%     5.42%
        Lehman Intermediate Government Bond Index   0.50%     6.94%     5.34%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are January 24, 1994, July 15, 1998 and November 20, 1996, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees - shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                              Investor A   Investor B   Investor C
(Fees paid directly from your investment)       Shares       Shares       Shares
Maximum sales charge (load)
imposed on purchases
as a % of offering price per share             3.25%        none          none

Maximum deferred sales charge (load)
as a % of net asset value                      none(1)      3.00%(2)      1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)(5)

Management fees                                0.40%        0.40%         0.40%

Distribution (12b-1) and shareholder
servicing fees                                 0.25%        1.00%         1.00%

Other expenses                                 0.65%        0.65%         0.65%
                                             ------        ------        ------
Total annual Fund operating expenses           1.30%        2.05%         2.05%

Fee waivers and/or reimbursements             (0.24)%      (0.24)%       (0.24)%
                                             ------        ------        ------
Total net expenses(6)                          1.06%        1.81%         1.81%
                                             ======        ======        ======

          (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

          (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

          (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

          (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

          (5) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

          (6) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $430       $701        $  993      $1,823
  Investor B Shares     $484       $820        $1,081      $2,167
  Investor C Shares     $284       $620        $1,081      $2,360

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $184       $620        $1,081      $2,167
  Investor C Shares     $184       $620        $1,081      $2,360

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             More investment opportunities

             This Fund can invest in a wide range of fixed income securities. This allows the team to focus on securities that offer the potential for higher returns.

             This Fund was formerly known as Nations Investment Grade Bond
             Fund.

 Nations Bond Fund

[GRAPHIC]
        Investment objective

        The Fund seeks total return by investing in investment grade fixed income securities.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

     The Fund may invest in:

          o    corporate debt securities, including bonds, notes and debentures

          o    U.S. government obligations

          o    foreign debt securities denominated in U.S. dollars

          o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

          o    asset-backed securities

          o    municipal securities

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may seek to enhance its yield by engaging in strategies including interest rate swaps, exchange-traded futures and options, and/or investing in non-U.S. dollar denominated fixed income securities or private placements. The Fund's aggregate use of these strategies and investments will not exceed 10% of its total assets.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

 When selecting individual investments, the team:

     o looks at a fixed income security's potential to generate both income and price appreciation

     o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

     o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Bond Fund has the following risks:

          o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

          o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

          o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

          o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transaction will not fulfill or be able to complete its contractual obligations.

          o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

          o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

    1993    1994    1995    1996    1997     1998   1999
    ----    ----    ----    ----    ----     ----   ----
   10.61%  -3.51%  17.05%   1.92%    8.26%   6.94%  -1.45%

       *Year-to-date return as of June 30, 2000: 3.32%

       Best and worst quarterly returns during this period

  Best: 2nd quarter 1995:              5.90%
  Worst: 1st quarter 1994:            -2.85%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's returns do not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Aggregate Bond Index, an index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

                                                                  Since
                                        1 year      5 years     inception*

        Investor A Shares                -4.66%       5.67%       5.06%
        Investor B Shares                -4.87%       5.80%       4.38%
        Investor C Shares                -3.24%       5.87%       5.09%
        Lehman Aggregate Bond Index      -0.83%       7.73%       6.58%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are November 19, 1992, June 7, 1993 and November 16, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                          Investor A    Investor B    Investor C
(Fees paid directly from your investment)   Shares        Shares        Shares
Maximum sales charge (load)
imposed on purchases
as a % of offering price                     3.25%          none           none

Maximum deferred sales charge (load)
as a % of net asset value                    none(1)        3.00%(2)       1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)

Management fees                              0.40%          0.40%          0.40%

Distribution (12b-1) and shareholder
servicing fees                               0.25%          1.00%          1.00%

Other expenses                               0.27%          0.27%          0.27%
                                             -----         ------         ------
Total annual Fund operating expenses         0.92%          1.67%          1.67%
                                             =====         ======         ======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 or details.

     (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $416       $609        $818        $1,421
  Investor B Shares     $470       $726        $907        $1,777
  Investor C Shares     $270       $526        $907        $1,976

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $170       $526        $907        $1,777
  Investor C Shares     $170       $526        $907        $1,976

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             High yield debt securities

             Although this Fund invests primarily in investment grade securities, it can invest up to 35% of its assets in high yield debt securities. High yield debt securities offer the potential for higher income than other kinds of bonds with similar maturities, but they also have higher credit risk.

             The Fund tries to manage this risk by holding a large part of its assets in investment grade debt securities. This allows the Fund to maintain an average quality well within the investment grade category.

 Nations Strategic Income Fund

[GRAPHIC]
        Investment objective

        The Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in investment grade debt securities.

     The Fund may invest in:

          o    corporate debt securities

          o    U.S. government obligations

          o foreign debt securities denominated in U.S. dollars or foreign currencies

          o mortgage-related securities issued by governments and non-government issuers

 The Fund may invest up to 35% of its assets in lower-quality fixed income securities ("junk bonds" or "high yield bonds") rated "B" or better by Moody's Investors Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

 The Fund will limit its investments in foreign securities to one-third of total assets. The Fund may engage in forward foreign currency contracts to seek to protect against movements in the value of foreign currencies in which its foreign securities may be denominated.

 The Fund may seek to enhance its yield by engaging in strategies including interest rate swaps, exchange-traded futures and options, and/or investing in private placements. The Fund's aggregate use of these strategies and investments will not exceed 10% of its total assets.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than five years.

 When selecting individual investments, the team:

          o looks at a fixed income security's potential to generate both income and price appreciation

          o allocates assets primarily among U.S. government obligations and U.S. corporate securities, including high yield corporate bonds. The allocation is structured to provide the potential for the best return, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

          o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

          o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

          o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
        Risks and other things to consider

        Nations Strategic Income Fund has the following risks:

          o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

          o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

          o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

          o Foreign investment risk - Because the Fund may invest up to one-third of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. The Fund's use of forward foreign currency contracts to seek to protect against movements in the value of foreign currencies may not eliminate the risk that the Fund will be adversely affected by changes in foreign currencies. Withholding taxes also may apply to some foreign investments.

          o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transaction will not fulfill or be able to complete its contractual obligations.

          o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

          o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

   1993    1994    1995    1996    1997     1998   1999
   ----    ----    ----    ----    ----     ----   ----
  15.62%  -2.74%  20.61%   2.21%   8.32%    7.27%  -2.93%

        *Year-to-date return as of June 30, 2000: 0.84%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1995:              7.42%
  Worst: 1st quarter 1996:            -3.24%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The indices' returns do not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Aggregate Bond Index, an index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. Prior to August 1, 2000, the Fund compared its performance to the Lehman Government/Corporate Bond Index. The Fund changed the index to which it compares its performance because the Lehman Aggregate Bond Index is considered to be a more appropriate index.

                                                                    Since
                                          1 year      5 years     inception*

Investor A Shares                           -7.57%       5.79%       5.98%
Investor B Shares                           -8.02%       5.93%       5.12%
Investor C Shares                           -4.55%       6.29%       6.28%
Lehman Aggregate Bond Index                 -0.83%       7.73%       6.58%
Lehman Government/Corporate Bond Index      -2.15%       7.60%       6.60%

         *The inception dates of Investor A Shares, Investor B Shares and Investor C Shares are November 25, 1992, June 7, 1993 and November 9, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                      Investor A    Investor B    Investor C
(Fees paid directly from your investment)               Shares        Shares        Shares
 Maximum sales charge (load) imposed on purchases,
 as a % of offering price                                4.75%         none          none

 Maximum deferred sales charge
 as a % of net asset value                               none(1)       5.00%(2)      1.00%(3)

 Annual Fund operating expenses(4)
 (Expenses that are deducted from the Fund's assets)

 Management fees                                         0.50%         0.50%         0.50%

 Distribution (12b-1) and shareholder servicing fees     0.25%         1.00%         1.00%

 Other expenses                                          0.39%         0.39%         0.39%
                                                       ------         ------        -----
 Total annual Fund operating expenses                    1.14%         1.89%         1.89%

 Fee waivers and/or reimbursements                      (0.10)%       (0.10)%       (0.10)%
                                                       ------         ------        -----
 Total net expenses(5)                                   1.04%         1.79%         1.79%
                                                       ======         ======        =====

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

     (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years

  Investor A Shares     $576       $811        $1,065      $1,789
  Investor B Shares     $682       $884        $1,212      $2,008
  Investor C Shares     $282       $584        $1,012      $2,203

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years

  Investor B Shares     $182       $584        $1,012      $2,008
  Investor C Shares     $182       $584        $1,012      $2,203

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and MacKay Shields LLC (MacKay Shields) is its sub-adviser. The High Yield Portfolio Management Team makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               MacKay Shields and
               its High Yield Portfolio Management Team on page 173.

[GRAPHIC]
             High yield debt securities

             This Fund invests primarily in high yield debt securities, which are often referred to as "junk bonds." High yield debt securities offer the potential for higher income than other kinds of debt securities with similar maturities, but they also have higher credit risk.

     Nations High Yield Bond Fund

[GRAPHIC]
        Investment objective

        The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations High Yield Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "B" or better by Moody's Investor Services, Inc. or Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CS First Boston High Yield Index.

 The Master Portfolio invests primarily in:

     o Domestic corporate high yield debt securities, including private placements

     o U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

     o    Zero-coupon bonds

     o    U.S. government obligations

     o Equity securities (up to 25% of its assets), which may include convertible securities

 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 When selecting investments for the portfolio, the team:

     o    focuses on individual security selection ("bottom-up" analysis)

     o    uses fundamental credit analysis

     o emphasizes current income while attempting to minimize risk to principal

     o seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

     o tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

 The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or manage-ment, or an issuer's credit quality, or to maintain portfolio diversification.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations High Yield Bond Fund has the following risks:

          o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

          o Credit risk - The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

          o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

          o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

          o Liquidity risk - There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

          o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

          o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

               The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

        A look at the Fund's performance

        Because the Fund commenced its operations on February 14, 2000 and has not been in operation for a full calendar year, no performance information is included in this prospectus.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                            Investor A   Investor B   Investor C
(Fees paid directly from your investment)     Shares       Shares       Shares
Maximum sales charge (load)
imposed on purchases,
as a % of offering price                      4.75%          none          none

Maximum deferred sales charge
as a % of net asset value                     none(1)        5.00%(2)      1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)(5)

Management fees                               0.55%          0.55%         0.55%

Distribution (12b-1) and shareholder
servicing fees                                0.25%          1.00%         1.00%

Other expenses                                0.38%          0.38%         0.38%
                                              -----         ------        ------

Total annual Fund operating expenses(6)       1.18%          1.93%         1.93%
                                              =====         ======        ======

          (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

          (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

          (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

          (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

          (5) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

          (6) The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.18% for Investor A Shares, 1.93% for Investor B Shares and 1.93% for Investor C Shares until July 31, 2001. There is no guarantee that these limitations will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the expense limitations shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                             1 year     3 years

  Investor A Shares           $590       $832
  Investor B Shares           $696       $906
  Investor C Shares           $296       $606

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                             1 year     3 years

  Investor B Shares           $196       $606
  Investor C Shares           $196       $606

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             Lowest risk, lowest income potential

             This Fund has the lowest risk of the Nations Funds Municipal Bond Funds because it has a duration of less than three years. Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

             This means the Fund's value tends to change less when interest rates change, but it could also earn less income than funds with longer durations.

 Nations Short-Term Municipal Income Fund

[GRAPHIC]
        Investment objective

        The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in:

          o short-term debt securities that are taxable, like commercial paper

          o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be less than three years, and its duration will be between 1.25 and 2.75 years.

 When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

          o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

          o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

               The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

          o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

          o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Short-Term Municipal Income Fund has the following risks:

          o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

          o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

          o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

          o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

          o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

          o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations Short-Term Municipal Income Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

   1994    1995    1996    1997     1998   1999
   ----    ----    ----    ----     ----   ----
   0.27%   8.05%   3.97%   4.54%    4.53%   2.31%


        *Year-to-date return as of June 30, 2000: 2.15%

        Best and worst quarterly returns during this period

  Best: 1st quarter 1995:              2.86%
  Worst: 1st quarter 1994:            -0.95%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

             Investor B Shares of this Fund are only available to existing shareholders for investment.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.

                                                                       Since
                                             1 year      5 years     inception*

        Investor A Shares                       1.31%       4.45%       3.82%
        Investor B Shares                       -2.83%      4.15%       3.77%
        Investor C Shares                       0.54%       4.41%       4.06%
        Lehman 3-Year Municipal Bond Index      1.97%       5.17%       4.44%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are November 2, 1993, October 12, 1993 and May 19, 1994, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

             Investor B shares of this Fund are only available to existing shareholders for investment.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                Investor A    Investor B    Investor C
(Fees paid directly from your investment)         Shares        Shares        Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price               1.00%            none          none

Maximum deferred sales charge (load),
as a % of net asset value                         none(1)          none            1.00%(2)

Annual Fund operating expenses(3)
(Expenses that are deducted from the Fund's assets)

Management fees                                   0.30%            0.30%           0.30%

Distribution (12b-1) and shareholder
servicing fees                                    0.25%            1.00%           1.00%

Other expenses                                    0.46%            0.46%           0.46%
                                                ------           ------           ------
Total annual Fund operating expenses              1.01%            1.76%           1.76%

Fee waivers and/or reimbursements                (0.36)%          (0.36)%         (0.36)%
                                                ------           ------           ------
Total net expenses(4)                             0.65%            1.40%           1.40%
                                                ======           ======           ======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges my apply to purchase made prior to August 1, 1999. Please see page 177 for details.

     (2) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

     (3) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (4) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $166       $383        $618        $1,292
  Investor B Shares     $143       $519        $920        $1,845
  Investor C Shares     $243       $519        $920        $2,043

        If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor C Shares     $143       $519        $920        $2,043

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             Moderate risk, moderate income potential

             This Fund has relatively moderate risk compared with the other Nations Funds Municipal Bond Funds because it has a duration of between three and six years. Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

             The Fund's value will tend to change more when interest rates change than the value of Nations Short-Term Municipal Income Fund, but it could also earn more income.

             Its value will change less when interest rates change than the value of Nations Municipal Income Fund, but it also could earn less income.

 Nations Intermediate Municipal Bond Fund

[GRAPHIC]
        Investment objective

        The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in:

     o    short-term debt securities that are taxable, like commercial paper

     o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

 When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

     o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

     o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

          The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

     o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

     o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Intermediate Municipal Income Fund has the following risks:

          o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

          o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

          o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

          o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

          o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

          o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations Intermediate Municipal Bond Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

    1994    1995    1996    1997     1998   1999
    ----    ----    ----    ----     ----   ----
   -4.78%  14.55%   3.83%    7.16%   5.25%  -1.46%

        *Year-to-date return as of June 30, 2000: 2.75%

        Best and worst quarterly returns during this period

  Best: 1st quarter 1995:              5.95%
  Worst: 1st quarter 1994:            -4.09%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

                                                                       Since
                                                1 year    5 years     inception*
        Investor A Shares                       -4.68%      5.05%      3.64%
        Investor B Shares                       -4.92%      5.26%      3.68%
        Investor C Shares                       -2.99%      -5.33%     5.29%
        Lehman 7-Year Municipal Bond Index      -0.14%      6.37%      6.37%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are August 17, 1993, December 2, 1993 and November 3, 1994, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                  Investor A     Investor B    Investor C
(Fees paid directly from your investment)           Shares         Shares        Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price                 3.25%           none           none

Maximum deferred sales charge (load), as
a % of net asset value                              none(1)         3.00%(2)       1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)

Management fees                                     0.40%           0.40%          0.40%

Distribution (12b-1) and shareholder
servicing fees                                      0.25%           1.00%          1.00%

Other expenses                                      0.30%           0.30%          0.30%
                                                  ------           ------         ------
Total annual Fund operating expenses                0.95%           1.70%          1.70%

Fee waivers and/or reimbursements                  (0.20)%         (0.20)%        (0.20)%
                                                  ------           ------         ------
Total net expenses(5)                               0.75%           1.50%          1.50%
                                                  ======           ======         ======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

     (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $399       $599        $815        $1,437
  Investor B Shares     $453       $716        $904        $1,793
  Investor C Shares     $253       $516        $904        $1,992

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $153       $516        $904        $1,793
  Investor C Shares     $153       $516        $904        $1,992

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 166.

[GRAPHIC]
             Highest risk, highest income potential

             This Fund has the relatively highest risk of the Nations Funds Municipal Bond Funds because it has a duration of more than six years. Duration is a measure used to estimate how much a Fund's portfolio's will fluctuate in response to a change in interests rates.


             This means the Fund's value tends to change more when interest rates change, but it could also earn more income than the two Funds with shorter durations.

 Nations Municipal Income Fund

[GRAPHIC]

        Investment objective

        The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in:

     o    short-term debt securities that are taxable, like commercial paper

     o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

     o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

     o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows.

          The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

     o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

     o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Municipal Income Fund has the following risks:

          o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

          o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

          o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

          o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

          o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

          o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations Municipal Income Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

    1992    1993    1994    1995    1996    1997     1998   1999
    ----    ----    ----    ----    ----    ----     ----   ----
    8.22%  13.34%  -7.62%  19.27%   4.50%    9.34%   5.78%  -4.28%

        *Year-to-date return as of June 30, 2000: 3.82%

        Best and worst quarterly returns during this period

  Best: 1st quarter 1995:              7.96%
  Worst: 1st quarter 1994:            -6.64%

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                  Since
                                        1 year      5 years     inception*

        Investor A Shares                -8.86%       5.62%        5.78%
        Investor B Shares                -8.60%       5.85%        4.12%
        Investor C Shares                -5.78%       6.13%        5.16%
        Lehman Municipal Bond Index      -2.07%       6.91%        6.75%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are February 1, 1991, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                    Investor A    Investor B    Investor C
(Fees paid directly from your investment)             Shares        Shares        Shares
 Maximum sales charge (load) imposed
 on purchases, as a % of offering price             4.75%           none           none

 Maximum deferred sales charge
 (load), as a % of net asset value                  none(1)         5.00%(2)       1.00%(3)

 Annual Fund operating expenses(4)
 (Expenses that are deducted from the Fund's assets)

 Management fees                                    0.50%           0.50%          0.50%

 Distribution (12b-1) and shareholder
 servicing fees                                     0.25%           1.00%          1.00%

 Other expenses                                     0.32%           0.32%          0.32%
                                                  ------           ------         ------
 Total annual Fund operating expenses               1.07%           1.82%          1.82%

 Fee waivers and/or reimbursements                 (0.22)%         (0.22)%        (0.22)%
                                                  ------           -----         ------
 Total net expenses(5)                              0.85%           1.60%          1.60%
                                                  ======           =====         ======

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

     (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

     (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figures shown here are after waivers and reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Fund

          o    your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years

  Investor A Shares     $558       $779        $1,018      $1,702
  Investor B Shares     $663       $851        $1,165      $1,922
  Investor C Shares     $263       $551        $  965      $2,119

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years

  Investor B Shares     $163       $551        $965        $1,922
  Investor C Shares     $163       $551        $965        $2,119

[GRAPHIC]

 Other important information

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 7. The following are some other risks and information you should consider before you invest:

     o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange;
       foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

     o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development.
       Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.


     o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

     o Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income for the Fund. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

     o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rates for Nations Marsico 21st Century Master Portfolio and Nations Marsico
       International Opportunities Master Portfolio are expected to be no more than 150%; the annual portfolio turnover rate for Nations
       MidCap Index Fund is expected to be no more than 25%; and the annual portfolio turnover rate for Nations High Yield Bond Master Portfolio is expected to be no more than 130%. You'll find the portfolio turnover rate for each other Fund in Financial highlights.

[GRAPHIC]

         How the Funds are managed

[GRAPHIC]

             Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2001. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

 Annual investment advisory fee, as a % of average daily net assets

                                                      Maximum     Actual fee
                                                      advisory     paid last
                                                       fee(2)     fiscal year
  Nations Convertible Securities Fund                   0.65%       0.65%
  Nations Balanced Assets Fund                          0.65%       0.53%
  Nations Asset Allocation Fund                         0.65%       0.58%
  Nations Equity Income Fund                            0.65%       0.56%
  Nations Value Fund                                    0.65%       0.67%
  Nations Marsico Growth & Income Fund(1)               0.75%       0.76%
  Nations Blue Chip Fund(1)                             0.65%       0.65%
  Nations Strategic Growth Fund                         0.65%       0.66%
  Nations Capital Growth Fund                           0.65%       0.66%
  Nations Aggressive Growth Fund                        0.65%       0.66%
  Nations Marsico Focused Equities Fund(1)              0.75%       0.76%
  Nations MidCap Growth Fund                            0.65%       0.66%
  Nations Marsico 21st Century Fund(1)                  0.75%        N/A
  Nations Small Company Fund                            0.90%       0.78%
  Nations International Value Fund(1)                   0.90%       0.81%
  Nations International Equity Fund(1)                  0.80%       0.81%
  Nations Marsico International Opportunities Fund(1)   0.80%        N/A
  Nations Emerging Markets Fund                         1.00%       0.38%
  Nations LargeCap Index Fund                           0.40%       0.05%
  Nations Managed Index Fund                            0.40%       0.19%
  Nations MidCap Index Fund                             0.40%        N/A
  Nations SmallCap Index Fund                           0.40%       0.15%
  Nations Short-Term Income Fund                        0.30%       0.21%
  Nations Short-Intermediate Government Fund            0.30%       0.29%
  Nations Government Securities Fund                    0.50%       0.40%
  Nations U.S. Government Bond Fund                     0.50%       0.38%
  Nations Intermediate Bond Fund(1)                     0.40%       0.40%
  Nations Bond Fund                                     0.40%       0.42%
  Nations Strategic Income Fund                         0.50%       0.34%
  Nations High Yield Bond Fund(1)                       0.55%       0.55%
  Nations Short-Term Municipal Income Fund              0.30%       0.00%
  Nations Intermediate Municipal Bond Fund              0.40%       0.23%
  Nations Municipal Income Fund                         0.50%       0.31%

(1) These Funds don't have their own investment adviser because they invest in Nations Marsico Growth & Income Master Portfolio, Nations Blue Chip Master Portfolio, Nations Marsico Focused Equities Master Portfolio, Nations Marsico 21st Century Master Portfolio, Nations International Value Master Portfolio, Nations International Equity Master Portfolio, Nations Marsico International Opportunities Master Portfolio, Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio, respectively. BAAI is the investment adviser to each Master Portfolio.

(2) These fees are the current contract levels, which in most cases have been reduced from the contract levels that were in effect during the last fiscal year.

 Investment sub-advisers
 Nations Funds and BAAI engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BAAI retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BAAI may at times recommend to a Fund's Board that the Fund:

   o change, add or terminate one or more sub-advisers;

   o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

   o materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BAAI and the Funds plan to apply for relief from the SEC to permit the Funds to act on many of BAAI's recommendations with approval only by the Funds' Board and not by Fund shareholders. BAAI or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BAAI and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[GRAPHIC]

             Banc of America Capital Management, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, Inc.
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $120 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                           BACAP Team
  Nations Convertible Securities Fund          Income Strategies Team
  Nations Balanced Assets Fund                 Value Strategies Team for the equity
                                               portion of the Fund
                                               Fixed Income Management Team
                                               for the fixed income and money market
                                               portions of the Fund
  Nations Asset Allocation Fund                Fixed Income Management Team
                                               for the fixed income and money market
                                               portions of the Fund
  Nations Equity Income Fund                   Income Strategies Team
  Nations Value Fund                           Value Strategies Team
  Nations Strategic Growth Fund                Growth Strategies Team
  Nations Capital Growth Fund                  Growth Strategies Team
  Nations Aggressive Growth Fund               Growth Strategies Team
  Nations MidCap Growth Fund                   Growth Strategies Team
  Nations Small Company Fund                   SmallCap Strategies Team
  Nations LargeCap Index Fund                  Quantitative Strategies Team
  Nations Managed Index Fund                   Quantitative Strategies Team
  Nations MidCap Index Fund                    Quantitative Strategies Team
  Nations SmallCap Index Fund                  Quantitative Strategies Team
  Nations Short-Term Income Fund               Fixed Income Management Team
  Nations Short-Intermediate Government Fund   Fixed Income Management Team
  Nations Government Securities Fund           Fixed Income Management Team
  Nations U.S. Government Bond Fund            Fixed Income Management Team
  Nations Intermediate Bond Fund(1)            Fixed Income Management Team
  Nations Bond Fund                            Fixed Income Management Team
  Nations Strategic Income Fund                Fixed Income Management Team
  Nations Short-Term Municipal Income Fund     Municipal Fixed Income Management Team
  Nations Intermediate Municipal Bond Fund     Municipal Fixed Income Management Team
  Nations Municipal Income Fund                Municipal Fixed Income Management Team

(1) Nations Intermediate Bond Fund doesn't have its own investment sub-adviser because it invests in Nations Intermediate Bond Master Portfolio. BACAP is the investment sub-adviser to the Master Portfolio.

 [GRAPHIC]

             Marsico Capital
             Management, LLC

             1200 17th Street
             Suite 1300
             Denver, Colorado 80202

 Marsico Capital Management, LLC
 Marsico Capital is a full service investment advisory firm founded by Thomas
 F. Marsico in September 1997. It is a registered investment adviser and currently has over $16 billion in assets under management.

 Marsico Management Holdings, LLC, a wholly-owned subsidiary of Bank of America Corporation, indirectly owns 50% of the equity of Marsico Capital.

 On June 28, 2000, Bank of America announced its intention to purchase the remaining 50% equity interest in Marsico Capital. Under applicable law, the change in ownership that would result from this purchase would terminate Marsico Capital's investment sub-advisory agreements with the Nations Funds. Shareholders of the Nations Funds sub-advised by Marsico Capital must approve new investment sub-advisory agreements in order for Marsico Capital to continue to serve as investment sub-adviser to the Funds. It is anticipated that special meetings of shareholders of Nations Marsico Growth & Income Fund, Nations Marsico Focused Equities Fund and Nations Marsico 21st Century Fund would be called in the spring of 2001 to seek these approvals.

 Marsico Capital is the investment sub-adviser to:

  o Nations Marsico Growth & Income Master Portfolio

  o Nations Marsico Focused Equities Master Portfolio

  o Nations Marsico 21st Century Master Portfolio

  o Nations Marsico International Opportunities Master Portfolio

 Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Growth & Income Master Portfolio and Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

 James A. Hillary is the portfolio manager of Nations Marsico 21st Century Master Portfolio. Mr. Hillary has eleven years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital Management. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

 James G. Gendelman is the portfolio manager of Nations Marsico International Opportunities Master Portfolio. Prior to joining Marsico Capital in May, 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelors degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

 Performance of other domestic stock funds managed by Thomas Marsico

 Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund have been in operation since December 31, 1997, so they have a relatively short performance history. The tables below are designed to show you how similar domestic stock funds managed by Thomas Marsico performed in the past.

 The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that Fund, which had approximately $6 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of August 7, 1997

                                                 Janus Twenty
                                                   Fund (%)      S&P 500 (%)
  one year                                         48.21           46.41
  three years                                      32.07           30.63
  five years                                       20.02           20.98
  during the period of Mr. Marsico's management
  (January 31, 1988 to August 7, 1997)             23.38           18.20

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

 The Janus Growth and Income Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Growth & Income Fund. Mr. Marsico managed the Janus Growth and Income Fund from its inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that Fund, which had approximately $1.7 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of August 7, 1997

                                                Janus Growth
                                                 and Income
                                                   Fund (%)      S&P 500 (%)
  one year                                         47.77           46.41
  three years                                      31.13           30.63
  five years                                       21.16           20.98
  during the period of Mr. Marsico's management
  (May 31, 1991 to August 7, 1997)                 21.19           18.59

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

[GRAPHIC]

             Chicago Equity Partners LLC

             180 North LaSalle
             Suite 3800
             Chicago, Illinois 60601

 Chicago Equity Partners LLC
 Chicago Equity is a registered investment adviser and is owned by the firm's senior management. Chicago Equity is the investment sub-adviser to Nations Blue Chip Master Portfolio and is one of two sub-advisers to Nations Asset Allocation Fund.

 Chicago Equity's Equity Management Team is responsible for making the day-to-day investment decisions for Nations Blue Chip Master Portfolio and for the equity portion of Nations Asset Allocation Fund.

[GRAPHIC]

             Brandes Investment
             Partners, L.P.

             12750 High Bluff Drive
             San Diego, California 92130

 Brandes Investment Partners, L.P.
 Founded in 1974, Brandes is an investment advisory firm with 53 investment professionals who manage more than $40 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

 Brandes is the investment sub-adviser to Nations International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Master Portfolio.

 Performance of other international stock funds managed by Brandes

 Nations International Value Fund has been in operation since December 27, 1995. The table below is designed to show you how a composite of similar international equity accounts managed by Brandes performed over various periods in the past.

 The fund and the accounts comprising the Brandes composite's investment objective, policies and strategies are substantially similar to Nations International Value Master Portfolio.

 The table below shows the returns for the Brandes composite compared with the MSCI EAFE Index for the periods ending December 31, 1999. The returns reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of December 31, 1999



                                 Brandes        MSCI EAFE
                               Composite (%)     Index (%)
  one year                      53.42%            26.96%
  three years                   28.44%            15.75%
  five years                    22.90%            12.83%
  since inception (6/30/90)     19.94%             8.86%

  Annual total returns as of December 31



            Brandes         MSCI EAFE
          Composite (%)      Index (%)
  1999      53.42%             29.96%
  1998      15.03%             20.33%
  1997      20.00%              1.78%
  1996      16.34%              6.05%
  1995      13.75%             11.21%
  1994      (2.98)%             7.78%
  1993      40.86%             32.56%
  1992       6.28%            (12.17)%
  1991      40.17%             12.13%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

 The Brandes composite includes Brandes International Equity Fund (since 1995) and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

[GRAPHIC]

             Gartmore Global Partners

             Gartmore House
             8 Fenchurch Place
             London EC3M 4PH, England

 Gartmore Global Partners
 Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

 Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company.

 Gartmore generally follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

 Gartmore is co-investment sub-adviser to:

  o Nations International Equity Master Portfolio


 Gartmore is the investment sub-adviser to:

  o Nations Emerging Markets Fund

 Nations International Equity Master Portfolio is co-managed by five portfolio managers:

 Christopher Palmer has been responsible since May 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore in 1995 and is a senior investment manager on the Gartmore Emerging Markets Team. Before he joined Gartmore, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

 Seok Teoh has been responsible since June 1998 for investments in Asia. Ms. Teoh has been with Gartmore since 1990 as the London based manager of its Far East Team. Previously, she managed four equity funds for Rothschild Asset Management in Tokyo and Singapore, and was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh is native to Singapore and is fluent in Mandarin and Cantonese. She received an Economics degree from the University of Durham.

 Nick Reid has been responsible (or has shared responsibility) for investments in Japan since August 1999. He has been investment manager for the Gartmore Japanese Equities Team since he joined Gartmore in 1994 and has specific responsibility for managing retail funds. Before he joined Gartmore, Mr. Reid was a United Kingdom Smaller Companies Analyst with Panmure Gordon and a fund manager covering Japanese and other Asian markets with Refuge Assurance. He graduated from Cambridge University in 1989 with an honors degree in History. Mr. Reid is also an associate member of the Institute of Investment Management and Research.

 Stephen Jones has been responsible for investments in Europe since 1998. He is also head of Gartmore European Equities. Mr. Jones joined Gartmore in 1994 and was appointed head of the European equity team in 1995. He began his career at The Prudential in 1984, and became a European equities investment manager in 1987, focusing on France, Belgium and Switzerland. He graduated from Manchester University in 1984 with an honors degree in Economics.

 Stephen Watson has been responsible since June 1998 for allocating assets among the various regions and for determining investments in regions not covered by the other portfolio managers. He was the sole portfolio manager from February 1995 to June 1998. Mr. Watson joined Gartmore in 1993 as a global fund manager, and is the chief investment officer of Gartmore Global Partners and a member of Gartmore's global policy group. Before joining Gartmore, he was director and global fund manager with James Capel Fund Managers, London, as well as client service manager for international clients. He was in Capel-Cure Myers' portfolio management division from 1980 to 1987, and began his career in 1976 with Samuel Motagu. He is a member of the Securities Institute.

 Nations Emerging Markets Fund is managed by Christopher Palmer, a senior investment manager on the Gartmore Emerging Markets Team. He has managed the Fund since August 1999. He also co-manages Nations International Equity Master Portfolio.

[GRAPHIC]

             INVESCO Global Asset Management (N.A), Inc.

             1360 Peachtree Street, N.E.
             Atlanta, Georgia 30309

 INVESCO Global Asset Management (N.A), Inc.
 INVESCO Global is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London.

 INVESCO Global is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

[GRAPHIC]

             Putnam Investment Management, Inc.

             One Post Office Square
             Boston, Massachusetts 02109

 Putnam Investment Management, Inc.
 Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., which, except for shares held by employees, is owned by Marsh & McLennan Companies.

 Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Fund.

[GRAPHIC]

             MacKay Shields LLC

             9 West 57th Street
             New York, New York 10019

 MacKay Shields LLC
 Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $30 billion in assets, including over $6 billion in high yield assets.

 MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.

 Prior performance of other high yield accounts managed by MacKay Shields

 Nations High Yield Bond Fund commenced its operations on February 14, 2000. The table below is designed to show you how a composite of similar high yield accounts managed by MacKay Shields performed over various time periods in the past.

 The accounts comprising the MacKay Shields composite have investment objectives, policies and strategies that are substantially similar to those of Nations High Yield Bond Master Portfolio.

 The table below shows the returns for the MacKay Shields composite compared with the CS First Boston High Yield Index for the periods ending December 31, 1999. The returns reflect deduction of fees and expenses, and assume all dividends and distributions have been reinvested.

     Average annual total returns as of December 31, 1999


                                            CS First Boston
                          MacKay Shields      High Yield
                          Composite (%)        Index (%)
  one year                   10.7%              3.3%
  three years                10.4%              5.4%
  five years                 14.3%              9.1%
  since inception (7/1/91)   15.6%             10.8%

     Annual total returns as of December 31

                                        CS First Boston
                      MacKay Shields      High Yield
                      Composite (%)        Index (%)
  1999                  10.7%               3.3%
  1998                   5.0%               0.6%
  1997                  15.9%              12.6%
  1996                  19.6%              12.4%
  1995                  21.2%              17.4%
  1994                   2.6%              (1.0)%
  1993                  23.1%              18.9%
  1992                  23.4%              16.7%
  1991 (since 7/1/91)   12.8%              12.9%

 This information is designed to demonstrate the historical track record of MacKay Shields. It does not indicate how the Fund will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's fees and expenses.

 The MacKay Shields composite includes all high yield accounts managed by MacKay Shields. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations and reflected a deduction for investment advisory fees. Performance is expressed in U.S. dollars. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of MacKay Shields. For further information regarding the composite performance, please see the SAI.

 [GRAPHIC]

             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:


  Domestic Stock Funds (also Nations High Yield Bond Fund)     0.23%
  International Stock Funds                                    0.22%
  Index Funds                                                  0.23%
  Government and Corporate Bond Funds
  (except Nations High Yield Bond Fund)                        0.22%
  Municipal Bond Funds                                         0.22%

[GRAPHIC]

             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]

             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.
[GRAPHIC]

               For more information about how to choose a share class, contact your investment professional or call us at 1.800.321.7854.

[GRAPHIC]

               Before you invest, please note that, over time,distribution (12b-1) and shareholder servicing fees will increase the cost of your investment, and may cost you more than any sales charges you may pay. For more information, see How selling and servicing agents are paid.

[GRAPHIC]

 Choosing a share class

 Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares for each Fund offered by this prospectus except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund, which don't offer Investor B Shares to new investors.

 Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.


                                                             Nations
                                          Nations           Government
                                     Short-Intermediate  Securities Fund,
                                      Government Fund,      Nations
                                          Nations        U.S. Government
                                        Intermediate        Bond Fund,
                           Nations      Bond Fund,       Nations Strategic
                         Short-Term       Nations          Income Fund,
                        Income Fund,    Bond Fund,       Nations High Yield
                           Nations        Nations          Bond Fund,         All Domestic
                         Short-Term     Intermediate        Nations         Stock Funds and
                          Municipal      Municipal         Municipal         International
Investor A Shares        Income Fund     Bond Fund        Income Fund         Stock Funds
 Maximum amount you   no limit         no limit            no limit            no limit
 can buy
 Maximum front-end      1.00%            3.25%               4.75%               5.75%
 sales charge
 Maximum deferred     none             none                none                none
 sales charge(1)
 Maximum annual         0.25%            0.25%               0.25%               0.25%
 distribution         distribution     distribution        distribution        distribution
 and shareholder      (12b-1)/         (12b-1)/            (12b-1)/            (12b-1)/
 servicing fees       service fee(2)   service fee         service fee         service fee
 Conversion feature   none             none                none                none

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 177 for details.

(2) These Funds pays this fee under a separate servicing plan.

                                                                    Nations
                                                 Nations           Government
                                            Short-Intermediate  Securities Fund,
                                             Government Fund,      Nations
                                                 Nations        U.S. Government
                                               Intermediate        Bond Fund,
                           Nations             Bond Fund,       Nations Strategic
                         Short-Term              Nations          Income Fund,
                        Income Fund,           Bond Fund,       Nations High Yield
                           Nations               Nations          Bond Fund,             All Domestic
                         Short-Term            Intermediate        Nations             Stock Funds and
                          Municipal             Municipal         Municipal             International
Investor B Shares        Income Fund            Bond Fund        Income Fund             Stock Funds
 Maximum amount you          $250,000             $250,000              $250,000             $250,000
 can buy
 Maximum front-end             none                  none                  none                 none
 sales charge
 Maximum deferred              none                 3.00%(1)              5.00%(1)             5.00%(1)
 sales charge
 Redemption fee                none                 none                  none                 none
 Maximum annual               0.75%                 0.75%                 0.75%                0.75%
 distribution and       distribution and     distribution          distribution         distribution
 shareholder servicing  (12b-1) fee and      (12b-1) fee and       (12b-1) fee and      (12b-1) fee and
 fees                   0.25% service fee    0.25% service fee     0.25% service fee    0.25% service fee
 Conversion feature            none                  yes                 yes                  yes

(1) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.


                                                                     Nations
                                                  Nations           Government
                                             Short-Intermediate  Securities Fund,
                                              Government Fund,      Nations
                                                  Nations        U.S. Government
                                                Intermediate        Bond Fund,
                           Nations              Bond Fund,       Nations Strategic
                         Short-Term               Nations          Income Fund,
                        Income Fund,            Bond Fund,       Nations High Yield
                           Nations                Nations          Bond Fund,            All Domestic
                         Short-Term             Intermediate        Nations            Stock Funds and
                          Municipal              Municipal         Municipal            International
Investor C Shares        Income Fund             Bond Fund        Income Fund            Stock Funds
 Maximum amount you          no limit             no limit             no limit            no limit
 can buy
 Maximum front-end             none                 none                 none                none
 sales charge
 Maximum deferred              1.00%               1.00%                 1.00%               1.00%
 sales charge(1)
 Redemption fee                none                 none                 none                none
 Maximum annual                0.75%               0.75%                 0.75%               0.75%
 distribution and       distribution        distribution          distribution        distribution
 shareholder servicing  (12b-1) fee and     (12b-1) fee and       (12b-1) fee and     (12b-1) fee and
 fees                   0.25% service fee   0.25% service fee     0.25% service fee   0.25% service fee
 Conversion feature           none                 none                 none                none

(1) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

[GRAPHIC]

             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by a Fund every business day.

[GRAPHIC]

     About Investor A Shares

     There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     Front-end sales charge
     You'll pay a front-end sales charge when you buy Investor A Shares, unless:

     o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge

     o you're reinvesting distributions


     The sales charge you'll pay depends on the Fund you're buying, and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.


Nations Short-Term Income Fund
Nations Short-Term Municipal Income Fund

                                                                           Amount
                                                                          retained
                                                                         by selling
                              Sales charge          Sales charge           agents
                              as a % of the        as a % of the        as a % of the
                             offering price       net asset value       offering price
Amount you bought               per share            per share            per share
$0-$99,999                       1.00%                1.01%                  0.75%
$ 100,000-$249,999               0.75%                0.76%                  0.50%
$ 250,000-$999,999               0.50%                0.50%                  0.40%
$1,000,000 or more               0.00%                0.00%                  1.00%(1)



Nations Short-Intermediate Government Fund
Nations Intermediate Bond Fund
Nations Bond Fund
Nations Intermediate Municipal Bond Fund

                                                                         Amount
                                                                        retained
                                                                       by selling
                            Sales charge        Sales charge             agents
                            as a % of the      as a % of the          as a % of the
                           offering price      net asset value        offering price
 Amount you bought          per share            per share              per share
$0-$99,999                   3.25%                3.36%                  3.00%
$100,000- $249,999           2.50%                2.56%                  2.25%
$250,000- $499,999           2.00%                2.04%                  1.75%
$500,000- $999,999           1.50%                1.53%                  1.25%
$1,000,000 or more           0.00%                0.00%                  1.00%(1)



Nations Government Securities Fund
Nations U.S. Government Bond Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund
Nations Municipal Income Fund

                                                                           Amount
                                                                          retained
                                                                         by selling
                              Sales charge          Sales charge           agents
                              as a % of the        as a % of the        as a % of the
                             offering price       net asset value       offering price
Amount you bought              per share            per share             per share
$0-$49,999                       4.75%                4.99%                  4.25%
$50,000-$99,999                  4.50%                4.71%                  4.00%
$100,000-$249,999                3.50%                3.63%                  3.00%
$250,000-$499,999                2.50%                2.56%                  2.25%
$500,000-$999,999                2.00%                2.04%                  1.75%
$1,000,000 or more               0.00%                0.00%                  1.00%(1)

     (1) 1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25%
         on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

   All Domestic Stock Funds and all International Stock Funds
                                                                   Amount retained
                          Sales charge          Sales charge     by selling agents
                          as a % of the        as a % of the        as a % of the
                         offering price       net asset value       offering price
Amount you bought         per share            per share              per share
$0-$49,999                   5.75%                6.10%                 5.00%
$50,000-$99,999              4.50%                4.71%                 3.75%
$100,000-$249,999            3.50%                3.63%                 2.75%
$250,000-$499,999            2.50%                2.56%                 2.00%
$500,000-$999,999            2.00%                2.04%                 1.75%
$1,000,000 or more           0.00%                0.00%                 1.00%(1)

(1) 1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.


     Contingent deferred sales charge
     If you own or buy $1,000,000 or more of Investor A Shares, there are two situations when you'll pay a CDSC:

     o If you bought your shares before August 1, 1999, and you sell them:

       o during the first year you own them, you'll pay a CDSC of 1.00%

       o during the second year you own them, you'll pay a CDSC of 0.50%

     o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.


      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


[GRAPHIC]


     About Investor B Shares

     You can buy up to $250,000 of Investor B Shares at a time. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them. Investor B Shares are not available for Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund.

     Contingent deferred sales charge
     You'll pay a CDSC when you sell your Investor B Shares, unless:

     o you bought the shares on or after January 1, 1996 and before August 1,
       1997

     o you received the shares from reinvested distributions

     o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 186

 The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

Nations Short-Intermediate Government Fund
      Nations Intermediate Bond Fund
            Nations Bond Fund
 Nations Intermediate Municipal Bond Fund

If you sell your shares
during the following year:                                 You'll pay a CDSC of:
---------------------------------   --------------------------------------------------------------------
                                                                                   Shares
                                                                                     you
                                                                                   bought        Shares
                                       Shares                                    on or after      you
                                     you bought    Shares you bought between      1/1/1996       bought
                                        after       8/1/1997 and 11/15/1998      and before      before
                                     11/15/1998    in the following amounts:      8/1/1997      1/1/1996
                                    ------------   --------------------------   ------------   ---------
                                                                    $500,000-
                                                    $0-$499,999     $999,999
 the first year you own them        3.0%           3.0%            2.0%         none              4.0%
 the second year you own them       3.0%           2.0%            1.0%         none              3.0%
 the third year you own them        2.0%           1.0%           none          none              3.0%
 the fourth year you own them       1.0%           none           none          none              2.0%
 the fifth year you own them        none           none           none          none              2.0%
 the sixth year you own them        none           none           none          none              1.0%
 after six years of owning them     none           none           none          none              none



Nations Government Securities Fund
Nations U.S. Government Bond Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund
Nations Municipal Income Fund

If you sell your shares
during the following year:                                 You'll pay a CDSC of:
--------------------------------- -----------------------------------------------------------------------
                                                                                      Shares
                                                                                        you
                                                                                      bought        Shares
                                     Shares                                         on or after      you
                                   you bought       Shares you bought between        1/1/1996       bought
                                      after          8/1/1997 and 11/15/1998        and before      before
                                   11/15/1998       in the following amounts:        8/1/1997      1/1/1996
                                  ------------ ----------------------------------- ------------   ---------
                                                              $250,000-  $500,000-
                                                $0-$249,999   $499,999   $999,999
 the first year you own them      5.0%         4.0%          3.0%       2.0%           none        5.0%
 the second year you own them     4.0%         3.0%          2.0%       1.0%           none        4.0%
 the third year you own them      3.0%         3.0%          1.0%       none           none        3.0%
 the fourth year you own them     3.0%         2.0%          none       none           none        2.0%
 the fifth year you own them      2.0%         1.0%          none       none           none        2.0%
 the sixth year you own them      1.0%         none          none       none           none        1.0%
 after six years of owning them   none         none          none       none           none        none


All Domestic Stock Funds and International Stock Funds

If you sell your shares
during the following year:                                  You'll pay a CDSC of:
---------------------------------  -----------------------------------------------------------------------
                                                                                       Shares
                                                                                         you
                                                                                       bought      Shares
                                      Shares                                         on or after    you
                                    you bought       Shares you bought between        1/1/1996     bought
                                       after          8/1/1997 and 11/15/1998        and before    before
                                    11/15/1998       in the following amounts:        8/1/1997    1/1/1996
                                   ------------ ----------------------------------- ------------ ---------
                                                               $250,000-  $500,000-
                                                 $0-$249,999   $499,999   $999,999
 the first year you own them       5.0%         5.0%          3.0%       2.0%           none        5.0%
 the second year you own them      4.0%         4.0%          2.0%       1.0%           none        4.0%
 the third year you own them       3.0%         3.0%          1.0%       none           none        3.0%
 the fourth year you own them      3.0%         3.0%          none       none           none        2.0%
 the fifth year you own them       2.0%         2.0%          none       none           none        2.0%
 the sixth year you own them       1.0%         1.0%          none       none           none        1.0%
 after six years of owning them    none         none          none       none           none        none

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

        About the conversion feature
        Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:



Nations Short-Intermediate Government Fund
Nations Intermediate Bond Fund
Nations Bond Fund
Nations Intermediate Municipal Bond Fund

                                     Will convert to Investor A Shares
Investor B Shares you bought            after you've owned them for
  after November 15, 1998                      eight years
  between August 1, 1997
  and November 15, 1998
  $0-$499,999                                   six years
  $500,000-$999,999                             five years
  before August 1, 1997                         six years


Nations Government Securities Fund
Nations U.S. Government Bond Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund
Nations Municipal Income Fund

                                       Will convert to Investor A Shares
Investor B Shares you bought              after you've owned them for
after November 15, 1998                         eight years
between August 1, 1997
and November 15, 1998
  $0-$249,999                                   nine years
  $250,000-$499,999                             six years
  $500,000-$999,999                             five years
before August 1, 1997                           eight years

All Domestic Stock Funds and International Stock Funds


                                     Will convert to Investor A Shares
Investor B Shares you bought            after you've owned them for
after November 15, 1998                      eight years
between August 1, 1997
and November 15, 1998
  $0-$249,000                                nine years
  $250,000-$499,999                          six years
  $500,000-$999,999                          five years
before August 1, 1997                        nine years

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

     o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

     o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

     o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

     o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Fund Money Market Fund.

     o Conversions are free from federal tax.

[GRAPHIC]

     About Investor C Shares

     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     Contingent deferred sales charge
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

     o you received the shares from reinvested distributions

     o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 186

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

[GRAPHIC]

             Please contact your investment professional for more information about reductions and waivers of sales charges.

             You should tell your investment professional that you may qualify for a reduction or a waiver before buying shares.

             We can change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

     When you might not have to pay a sales charge

     Front-end sales charges
     (Investor A Shares)

     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

     o Combine purchases you've already made
       Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.

     o Combine purchases you plan to make
       By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

      o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

      o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

      o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

      o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

      o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

     o Combine purchases with family members
       You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.

     The following investors can buy Investor A Shares without paying a front-end sales charge:

     o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

     o banks, trust companies and thrift institutions acting as fiducuaries

     o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

     o Nations Funds' Trustees, Directors and employees of its investment sub-advisers

     o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

     o registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

     o employees or partners of any service provider to the Funds

     o former shareholders of Class B Shares of the Special Equity Portfolio of The Capitol Mutual Funds who held these shares as of January 31, 1994 or received Investor A Shares of Nations Aggressive Growth Fund may buy Investor A Shares of Nations Aggressive Growth Fund without paying a front-end sales charge

     o investors who buy through accounts established with certain fee-based investment advisers or financial planners, including Nations Funds wrap fee accounts and other managed agency/asset allocation accounts


     o shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

     The following plans can buy Investor A Shares of all Funds except Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund, without paying a front-end sales charge:

     o pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

     o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
       Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       o have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

       o sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

       o be an employer-sponsored plan with at least 100 eligible participants, or

       o be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.


      In addition, you can buy Investor A Shares without paying a sales charge if you buy the shares with proceeds from the redemption of shares of a nonaffiliated mutual fund as long as the redemption of the nonaffiliated fund shares occurred within 45 days prior to the purchase of the Investor A Shares. We must receive a copy of the confirmation of the redemption transaction in order for you to avoid paying the sales charge.

     Contingent deferred sales charges
     (Investor A, Investor B and Investor C Shares)


    You won't pay a CDSC on the following transactions:

    o shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

    o the following retirement plan distributions (except in the case of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund):

       o lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

       o distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

       o a tax-free return of an excess contribution to an IRA

       o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

    o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

    o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

    o if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

    o withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000


    We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America Corporation (and its predecessors) and its affiliates, or by current or former trustees or directors of the Nations Funds or other management companies managed by Bank of America.

    You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC]

 Buying, selling and exchanging shares

[GRAPHIC]

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

 You can invest in the Funds through your selling agent or directly from Nations Funds. You don't pay any sales charges when you buy, sell or exchange Investor A Shares of the Index Funds.

 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

 You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                       Ways to
                     buy, sell or                 How much you can buy,
                       exchange                     sell or exchange                              Other things to know
                  -----------------     ---------------------------------------- ---------------------------------------------------
Buying shares     In a lump sum         minimum initial investment:              There is no limit to the amount you can invest in
                                        o $1,000 for regular accounts            Investor A and C Shares. You can invest up to
                                        o $500 for traditional and Roth IRA      $250,000 in Investor B Shares at a time.
                                          accounts
                                        o $250 for certain fee-based accounts    Investor B Shares are only available to existing
                                        o no minimum for certain retirement      shareholders of Nations Short-Term Income Fund
                                          plan accounts like 401(k) plans and    and Nations Short-Term Municipal Income Fund
                                          SEP accounts, but other restrictions
                                          apply
                                        minimum additional investment:
                                        o $100 for all accounts
                     Using our          minimum initial investment:              You can buy shares monthly, twice a month or
                    Systematic          o $100                                   quarterly, using automatic transfers from your
                    Investment Plan     minimum additional investment:           bank account.
                                        o $50
------------------------------------------------------------------------------------------------------------------------------------
Selling shares      In a lump sum       o you can sell up to $50,000 of your     We'll deduct any CDSC from the amount you're
                                          shares by telephone, otherwise there   selling and send you or your selling agent the
                                          are no limits to the amount you can    balance, usually within three business days of
                                          sell                                   receiving your order.
                                        o other restrictions may apply to        If you paid for your shares with a check that
                                          withdrawals from retirement plan       wasn't certified, we'll hold the sale proceeds
                                          accounts                               when you sell those shares for at least 15 days
                                                                                 after the trade date of the purchase, or until the
                                                                                 check has cleared.
                    Using our           o minimum $25 per withdrawal             Your account balance must be at least $10,000
                    Automatic                                                    to set up the plan. You can make withdrawals
                    Withdrawal Plan                                              monthly, twice a month or quarterly. We'll send
                                                                                 your money by check or deposit it directly to your
                                                                                 bank account. No CDSC is deducted if you
                                                                                 withdraw 12% or less of the value of your shares
                                                                                 in a class.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares   In a lump sum       o minimum $1,000 per exchange            You can exchange your Investor A Shares for
                                                                                 Investor A shares of any other Nations Fund,
                                                                                 except Index Funds. You won't pay a front-end
                                                                                 sales charge, CDSC or redemption fee on the
                                                                                 shares you're exchanging.
                                                                                 You can exchange your Investor B Shares for:
                                                                                 o Investor B Shares of any other Nations Fund,
                                                                                   except Nations Funds Money Market Funds
                                                                                 o Investor B Shares of Nations Reserves Money
                                                                                   Market Funds
                                                                                 You can exchange your Investor C Shares for:
                                                                                 o Investor C Shares of any other Nations Fund,
                                                                                   except Nations Funds Money Market Funds
                                                                                 o Investor C Shares of Nations Reserves Money
                                                                                   Market Funds
                                                                                 If you received Investor C Shares of a Fund from
                                                                                 an exchange of Investor A Shares of a Managed
                                                                                 Index Fund, you can also exchange these shares
                                                                                 for Investor A Shares of an Index Fund.
                                                                                 You won't pay a CDSC on the shares you're
                                                                                 exchanging.
                                                                                 You can exchange Investor A Shares of an Index
                                                                                 Fund for Investor A Shares of any other Index
                                                                                 Fund.
                    Using our            o minimum $25 per exchange              This feature is not available for Investor B
                    Automatic                                                    Shares.
                    Exchange                                                     You must already have an investment in the
                    Feature                                                      Funds into which you want to exchange. You can
                                                                                 make exchanges monthly or quarterly.

[GRAPHIC]

             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.


 Here's how telephone orders work:

      o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

      o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

      o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

      o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]

             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by a Fund every business day.

[GRAPHIC]

        Buying shares

        Here are some general rules for buying shares:

          o Except for the Index Funds, you buy Investor A Shares at the offering price per share. You buy Index Funds and Investor B and Investor C Shares at net asset value per share.

          o If we don't receive your money within three business days of receiving your order, we'll refuse the order.

          o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

          o Shares purchased are recorded on the books of the Fund. We don't issue certificates.


       Minimum initial investment
       The minimum initial amount you can buy is usually $1,000.


       If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

          o $500 for traditional and Roth individual retirement accounts (IRAs)


          o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

          o $100 using our Systematic Investment Plan

          o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
            IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this


     Minimum additional investment
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

 Systematic Investment Plan
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.


 Here's how the plan works:

      o You can buy shares twice a month, monthly or quarterly.

      o You can choose to have us transfer your money on or about the 15th or the last day of the month.

      o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[GRAPHIC]

               For more information
               about telephone orders,
               see page 190.

[GRAPHIC]

     Selling shares

     Here are some general rules for selling shares:

          o We'll deduct any CDSC from the amount you're selling and send you the balance.

          o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

          o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or wire them to your bank account within three business days after the Fund receives your order.

          o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information these restrictions, please contact your retirement plan administrator.

        We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

          o under certain other circumstances allowed under the 1940 Act

 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.


 Here's how the plan works:

     o Your account balance must be at least $10,000 to set up the plan.

     o If you set up the plan after you've opened your account, your signature must be guaranteed.

     o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

     o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

     o We'll send you a check or deposit the money directly to your bank account.

     o You can cancel the plan by giving your selling agent or us 30 days notice in writing.

 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[GRAPHIC]

             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]

        Exchanging shares

        You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

        Here's how exchanges work:

          o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make an exchange into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.


          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     Exchanging Investor A Shares

          o You can exchange Investor A Shares of an Index Fund for Investor A Shares of any other Index Fund.

          o If you received Investor A Shares of a Managed Index Fund through a conversion of Investor C Shares originally bought through a 401(k) plan, you can also exchange your shares for:

            o Investor C Shares of any other Nations Fund, except Nations Funds
              Money Market Funds

            o Investor C Shares of Nations Reserves Money Market Funds

          o You can exchange Investor A Shares of the other Funds for Investor A Shares of any other Nations Fund, except Index Funds.


     Here are some rules for exchanging Investor A Shares:

          o You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

          o You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

          o You won't pay a redemption fee on the shares you're exchanging. Any redemption fee will be deducted when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Fund.

          o If you received Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund directly or indirectly from an exchange of Investor B Shares of another Fund, you can exchange these shares for:

           o Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds; or

           o Investor B Shares of Nations Reserves Money Market Funds.


           A CDSC may apply to the shares you receive from the exchange, and to any Investor B Shares you receive from an exchange of these shares. The CDSC will be based on the period from when you bought your original Investor B Shares until you sell the shares you received from the exchange.

     Exchanging Investor B Shares
        You can exchange Investor B Shares of a Fund for:

          o Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o Investor B Shares of Nations Reserves Money Market Funds

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Investor C Shares of a Nations Funds Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     Exchanging Investor C Shares
        You can exchange Investor C Shares of a Fund for:

          o Investor C Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o Investor C Shares of Nations Reserves Money Market Funds

        If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Daily Shares of a Nations Funds Money Market Fund through an exchange of Investor C Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

     Here's how automatic exchanges work:

          o Send your request to PFPC in writing or call 1.800.321.7854.

          o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

          o You must already have an investment in the Funds you want to exchange.

          o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

          o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]

 How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

 Commissions
 Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  o up to 5.00% of the offering price per share of Investor A Shares of the Domestic Stock Funds and International Stock Funds. The commission is paid from the sales charge we deduct when you buy your shares

  o up to 4.25% of the offering price per share of Investor A Shares of the Government & Corporate Bond and Municipal Bond Funds. The commission is paid from the sales charge we deduct when you buy your shares

  o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

 If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

[GRAPHIC]

             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.

             The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 under the 1940 Act.

             Your selling agent may charge other fees for services provided to your account.

 Distribution (12b-1) and shareholder servicing fees
 Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

     The amount of the fee depends on the class of shares you own:

                                       Maximum annual distribution (12b-1)
                                          and shareholder servicing fees
                                   (as an annual % of average daily net assets)
 Investor A Shares     0.25% combined distribution (12b-1) and shareholder servicing fee(1)
 Investor B Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
 Investor C Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

(1) Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund pay this fee under a separate servicing plan.

 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to Stephens and to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

 Other compensation
 Selling and servicing agents may also receive:

  o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  o additional amounts on all sales of shares:

    o an amount of up to 1.00% of the net asset value per share on all sales of Investor A Shares of the Index Funds

    o up to 1.00% of the offering price per share of Investor A Shares of all other Funds

    o up to 1.00% of the net asset value per share of Investor B Shares

    o up to 1.00% of the net asset value per share of Investor C Shares

  o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

 BAAI and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]

         Distributions and taxes

[GRAPHIC]

             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

  About distributions
  A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 All of the Funds distribute any net realized capital gain, at least once a year. The frequency of distributions of net investment income varies by Fund:


                                                           Frequency of
Fund                                                   income distributions
 Nations Convertible Securities Fund                        quarterly
 Nations Balanced Assets Fund                               quarterly
 Nations Asset Allocation Fund                              quarterly
 Nations Equity Income Fund                                  monthly
 Nations Value Fund                                          monthly
 Nations Marsico Growth & Income Fund                       quarterly
 Nations Blue Chip Fund                                     quarterly
 Nations Strategic Growth Fund                               monthly
 Nations Capital Growth Fund                                 monthly
 Nations Aggressive Growth Fund                              monthly
 Nations Marsico Focused Equities Fund                      quarterly
 Nations MidCap Growth Fund                                 quarterly
 Nations Marsico 21st Century Fund                          quarterly
 Nations Small Company Fund                                  monthly
 Nations International Equity Fund                          quarterly
 Nations Marsico International Opportunities Fund           quarterly
 Nations International Value Fund                            annually
 Nations Emerging Markets Fund                              quarterly
 Nations LargeCap Index Fund                                quarterly
 Nations MidCap Index Fund                                  quarterly
 Nations SmallCap Index Fund                                quarterly
 Nations Managed Index Fund                                  monthly
 Nations Short-Term Income Fund                              monthly
 Nations Short-Intermediate Government Fund                  monthly
 Nations Government Securities Fund                          monthly
 Nations U.S. Government Bond Fund                           monthly
 Nations Intermediate Bond Fund                              monthly
 Nations Bond Fund                                           monthly
 Nations Strategic Income Fund                               monthly
 Nations High Yield Bond Fund                                monthly
 Nations Short-Term Municipal Income Fund                    monthly
 Nations Intermediate Municipal Bond Fund                    monthly
 Nations Municipal Income Fund                               monthly

 The distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

[GRAPHIC]

               For more information about
               taxes, please see the SAI.

 How taxes affect your investment
 Distributions that come from net investment income, net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss, generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends received deduction.

 Distributions that come from net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Foreign taxes
 Mutual funds that maintain most of their portfolio in foreign securities -- like the International Stock Funds -- have special tax considerations. You'll generally be required to:

  o include in your gross income your proportional amount of foreign taxes paid by the fund

  o treat this amount as foreign taxes you paid directly

  o either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

 In general, each year you can claim up to $300 ($600 if you're filing jointly) of foreign taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

 Municipal Bond Funds
 Distributions that come from a Municipal Bond Fund's tax-exempt interest income are generally free from federal income tax, but may be subject to state or local tax. All or a portion of these distributions may also be subject to the federal alternative minimum tax.

 Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable income and any net short-term capital gain (generally the excess of net short-term capital gain over net long-term capital loss) generally are taxable to you as ordinary income. Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain. Corporate shareholders will not be able to deduct any distributions from these Funds when determining their taxable income.

 Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o the IRS informs us that you are otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid for in securities or other property) and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC]


 Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Investor A, Investor B and Investor C Shares of Nations Marsico 21st Century Fund, Nations Marsico International Opportunities Fund and Nations MidCap Index Fund are not provided because these classes of shares had not yet commenced operations during the period indicated.

 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations International Value Fund for the fiscal period December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997; the financial highlights of Nations U.S. Government Bond Fund for the period ended May 16, 1997; and the financial highlights of Nations Small Company Fund for the period ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Convertible Securities Fund                For a Share outstanding throughout each period

                                                   Period ended        Period ended  Year ended
Investor A Shares*                                   03/31/00#           05/14/99      02/28/99
Operating performance:
Net asset value, beginning of period                  $18.31              $17.34     $17.28
Net investment income                                   0.46                0.12       0.51
Net realized and unrealized gain (loss) on
 investments                                            5.26                0.96       0.25
Net increase in net asset value from operations         5.72                1.08       0.76
Distributions:
Dividends from net investment income                  (0.45)               (0.11)     (0.52)
Distributions from net realized capital gains         (1.41)                   --     (0.18)
Total dividends and distributions                     (1.86)               (0.11)     (0.70)
Net asset value, end of period                        $22.17              $18.31     $17.34
Total return++                                        33.68%                6.25%      4.64%
===============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $369,488             $352,000    $356,000
Ratio of operating expenses to average net assets      1.22%+(b)             1.30%+     1.15%(a)
Ratio of net investment income (loss) to average net
 assets                                                 1.96%+                3.07%+     2.97%
Portfolio turnover rate                                 65%                    16%       66%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.23%+                1.32%+     1.16%(a)


                                                   Year ended        Year ended      Year ended
Investor A Shares*                                  02/28/98         02/28/97**       02/29/96
Operating performance:
Net asset value, beginning of period                 $17.35           $16.42           $13.65
Net investment income                                  0.58             0.57             0.62
Net realized and unrealized gain (loss) on
 investments                                           2.89             2.34             2.84
Net increase in net asset value from operations        3.47             2.91             3.46
Distributions:
Dividends from net investment income                  (0.59)           (0.57)           (0.69)
Distributions from net realized capital gains         (2.95)           (1.41)              --
Total dividends and distributions                     (3.54)           (1.98)           (0.69)
Net asset value, end of period                       $17.28           $17.35           $16.42
Total return++                                        21.54%           18.53%           25.96%
===============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $391,000         $309,000         $247,000
Ratio of operating expenses to average net assets      1.10%(a)         1.18%(a)         1.23%(a)
Ratio of net investment income (loss) to average net
 assets                                                 3.35%            3.40%            4.05%
Portfolio turnover rate                                 69%             124%              57%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.12%(a)         1.19%(a)         1.26%(a)

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund A Shares, which were reorganized into Convertible Securities Investor A Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                           ** As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Convertible Securities                        Fund For a Share outstanding throughout each period

                                                      Period ended       Period ended      Period ended
Investor B Shares*                                     03/31/00#           05/14/99         02/28/99**
Operating performance:
Net asset value, beginning of period                    $18.27             $17.30           $17.67
Net investment income                                     0.44               0.09             0.22
Net realized and unrealized gain/(loss) on
 investments                                               5.12               0.96            (0.17)
Net increase in net asset value from operations           5.56               1.05             0.05
Distributions:
Dividends from net investment income                     (0.36)             (0.08)           (0.24)
Distributions from net realized capital gains            (1.41)                --            (0.18)
Total dividends and distributions                        (1.77)             (0.08)           (0.42)
Net asset value, end of period                          $22.06             $18.27           $17.30
Total return++                                           32.76%              6.10%            0.44%
=========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $11,175             $4,000           $3,000
Ratio of operating expenses to average net assets        1.97%+(b)           2.06%+          1.96%+(a)
Ratio of net investment income to average net
 assets                                                   1.21%+              2.34%+           2.14%+
Portfolio turnover rate                                   65%                 16%              66%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.98%+              2.08%+           1.97%+(a)

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund B Shares, which were reorganized into the Convertible Securities Investor B Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                           ** Convertible Securities Investor B Shares commenced operations on July 15, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Convertible Securities Fund              For a Share outstanding throughout each period

                                                    Period ended     Period ended    Year ended     Year ended  Period ended
Investor C Shares*                                    03/31/00#        05/14/99       02/28/99       02/28/98    02/28/97**
Operating performance:
Net asset value, beginning of period                  $18.35          $17.37         $17.24          $17.30      $16.24
Net investment income                                  0.38             0.10           0.40            0.48        0.32
Net realized and unrealized gain on investments        5.22             0.97           0.31            2.89        2.43
Net increase in net asset value from operations        5.60             1.07           0.71            3.37        2.75
Distributions:
Dividends from net investment income                  ( 0.31)          (0.09)         (0.40)          (0.48)      (0.28)
Distributions from net realized capital gains         (1.41)              --          (0.18)          (2.95)      (1.41)
Total dividends and distributions                     (1.72)           (0.09)         (0.58)          (3.43)      (1.69)
Net asset value, end of period                        $22.23           $18.35        $17.37          $17.24      $17.30
Total return++                                        32.81%             6.17%         4.29%          20.97%      17.47%
============================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $3,033            $4,000         $4,000          $3,000      $1,000
Ratio of operating expenses to average net assets      1.97%+(b)         1.80%+         1.65%(a)        1.60%       1.66%+
Ratio of net investment income to average net
 assets                                                 1.21%+            2.56%+         2.45%           2.85%       2.85%+
Portfolio turnover rate                                 65%               16%            66%              69%       124%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.98%+            2.07%+         1.91%(a)        1.86%       1.91%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund K Shares, which were reorganized into the Convertible Securities Investor C Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc., and its investment sub-adviser became Banc of America Capital Management, Inc.
                           ** Convertible Securities Investor C Shares commenced operations on October 21, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Balanced Assets Fund                    For a Share outstanding throughout each period

                                                   Year ended             Year ended
Investor A Shares                                   03/31/00#              03/31/99#
Operating performance:
Net asset value, beginning of period                 $10.38                 $11.47
Net investment income                                  0.24                   0.23
Net realized and unrealized gain/(loss) on
 investments                                          (0.19)                 (0.38)
Net increase/(decrease) in net asset value from
 operations                                            0.05                  (0.15)
Distributions:
Dividends from net investment income                  (0.27)                 (0.20)
Distributions from net realized capital gains            --                  (0.74)
Total dividends and distributions                     (0.27)                 (0.94)
Net asset value, end of period                        $10.16                $10.38
Total return++                                          0.47%                (1.36)%
====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $11,240                $20,979
Ratio of operating expenses to average net assets      1.26%(b)(c)            1.25%(b)(c)
Ratio of net investment income to average net
 assets                                                 2.36%                  2.18%
Portfolio turnover rate                                103%                   126%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.40%(b)               1.25%(b)


Investor A Shares                                   Year ended          Year ended      Period ended    Year ended
                                                     03/31/98            03/31/97        03/31/96(a)     11/30/95
Operating performance:
Net asset value, beginning of period                  $11.13              $11.64          $12.66         $10.42
Net investment income                                   0.27                0.34            0.11           0.34
Net realized and unrealized gain/(loss) on
 investments                                            2.68                1.05            0.45           2.23
Net increase/(decrease) in net asset value from
 operations                                             2.95                1.39            0.56           2.57
Distributions:
Dividends from net investment income                   (0.27)              (0.36)          (0.17)         (0.31)
Distributions from net realized capital gains          (2.34)              (1.54)          (1.41)         (0.02)
Total dividends and distributions                      (2.61)              (1.90)          (1.58)         (0.33)
Net asset value, end of period                        $11.47               $11.13         $11.64         $12.66
Total return++                                         30.13%               12.18%          4.86%         25.01%
==================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $16,009               $9,075           $6,261        $5,276
Ratio of operating expenses to average net assets      1.33%(b)(c)           1.25%(b)         1.25%+        1.24%
Ratio of net investment income to average net
 assets                                                 2.45%                 3.06%            2.66%+        3.00%
Portfolio turnover rate                                276%                  264%              83%           174%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.33%(b)              1.25%(b)         1.25%+        1.24%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Balanced Assets Fund                      For a Share outstanding throughout each period

                                                    Year ended             Year ended
Investor B Shares                                    03/31/00#              03/31/99#
 Operating performance:
 Net asset value, beginning of period                 $10.36                $11.45
 Net investment income                                  0.17                  0.15
 Net realized and unrealized gain/(loss) on
  investments                                          (0.20)                (0.38)
 Net increase/(decrease) in net asset value from
  operations                                           (0.03)                (0.23)
 Distributions:
 Dividends from net investment income                  (0.19)                (0.12)
 Distributions from net realized capital gains            --                 (0.74)
 Total dividends and distributions                     (0.19)                (0.86)
 Net asset value, end of period                       $10.14                $10.36
 Total return++                                        (0.30)%               (2.13)%
====================================================================================
 Ratios to average net assets/supplemental data:
 Net assets, end of period (in 000's)                 $52,810                $73,735
 Ratio of operating expenses to average net assets      2.01%(b)(c)            2.00%(b)(c)
 Ratio of net investment income to average net
  assets                                                1.61%                  1.43%
 Portfolio turnover rate                                103%                   126%
 Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements         2.15%(b)               2.00%(b)



Investor B Shares                                   Year ended          Year ended       Period ended    Year ended
                                                     03/31/98            03/31/97         03/31/96(a)      11/30/95
 Operating performance:
 Net asset value, beginning of period                $11.11                $11.62            $12.63        $10.40
 Net investment income                                 0.19                  0.29              0.09          0.28
 Net realized and unrealized gain/(loss) on
  investments                                          2.68                  1.04              0.45          2.22
 Net increase/(decrease) in net asset value from
  operations                                           2.87                  1.33              0.54          2.50
 Distributions:
 Dividends from net investment income                 (0.19)                (0.30)           (0.14)         (0.25)
 Distributions from net realized capital gains        (2.34)                (1.54)           (1.41)         (0.02)
 Total dividends and distributions                    (2.53)                (1.84)           (1.55)         (0.27)
 Net asset value, end of period                       $11.45               $11.11            $11.62        $12.63
 Total return++                                        29.35%               11.62%             4.69%        24.35%
===================================================================================================================
 Ratios to average net assets/supplemental data:
 Net assets, end of period (in 000's)                 $78,813               $64,058           $65,764       $62,275
 Ratio of operating expenses to average net assets      2.00%(b)(c)           1.75%(b)          1.75%+         1.74%
 Ratio of net investment income to average net
  assets                                                1.78%                 2.56%             2.16%+         2.50%
 Portfolio turnover rate                                276%                  264%                83%           174%
 Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements         2.00%(b)              1.75%(b)          1.75%+         1.74%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Balanced Assets Fund                       For a Share outstanding throughout each period

                                                    Year ended             Year ended
Investor C Shares                                    03/31/00#              03/31/99#
 Operating performance:
 Net asset value, beginning of period                $10.32                 $11.41
 Net investment income                                 0.17                   0.15
 Net realized and unrealized gain/(loss) on
  investments                                         (0.20)                 (0.38)
 Net increase/(decrease) in net asset value from
  operations                                          (0.03)                 (0.23)
 Distributions:
 Dividends from net investment income                 (0.19)                 (0.12)
 Distributions from net realized capital gains           --                  (0.74)
 Total dividends and distributions                    (0.19)                 (0.86)
 Net asset value, end of period                      $10.10                 $10.32
 Total return++                                       (0.27)%                (2.17)%
====================================================================================
 Ratios to average net assets/supplemental data:
 Net assets, end of period (in 000's)                 $1,315                 $1,614
 Ratio of operating expenses to average net assets      2.01%(b)(c)            2.00%(b)(c)
 Ratio of net investment income to average net
  assets                                                1.61%                  1.43%
 Portfolio turnover rate                                103%                   126%
 Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements         2.15%(b)               2.00%(b)



Investor C Shares                                   Year ended          Year ended       Period ended    Year ended
                                                     03/31/98            03/31/97         03/31/96(a)     11/30/95
 Operating performance:
 Net asset value, beginning of period                $11.08               $11.60            $12.61        $10.38
 Net investment income                                 0.20                  0.33             0.09          0.26
 Net realized and unrealized gain/(loss) on
  investments                                          2.67                  1.02             0.45          2.21
 Net increase/(decrease) in net asset value from
  operations                                           2.87                  1.35             0.54          2.47
 Distributions:
 Dividends from net investment income                 (0.20)                (0.33)           (0.14)        (0.22)
 Distributions from net realized capital gains        (2.34)                (1.54)           (1.41)        (0.02)
 Total dividends and distributions                    (2.54)                (1.87)           (1.55)        (0.24)
 Net asset value, end of period                      $11.41                $11.08           $11.60        $12.61
 Total return++                                       29.43%                11.85%            4.71%        24.03%
==================================================================================================================
 Ratios to average net assets/supplemental data:
 Net assets, end of period (in 000's)                 $1,947                $1,396           $1,187        $  992
 Ratio of operating expenses to average net assets      1.91%(b)(c)           1.50%(b)         1.62%+        1.99%
 Ratio of net investment income to average net
  assets                                                1.87%                 2.81%            2.29%+        2.25%
 Portfolio turnover rate                                276%                  264%              83%           174%
 Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements         1.91%(b)              1.50%(b)         1.62%+        1.99%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Asset Allocation Fund                     For a Share outstanding throughout each period

                                                      Period ended        Period ended
Investor A Shares*                                      03/31/00#           05/14/99
Operating performance:
Net asset value, beginning of period                    $23.40               $22.50
Net investment income                                     0.43                 0.10
Net realized and unrealized gain (loss) on
 investments                                              1.59                 0.91
Net increase in net asset value from operations           2.02                 1.01
Distributions:
Dividends from net investment income                     (0.35)               (0.11)
Distributions from net realized capital gains            (0.72)                  --
Total dividends and distributions                        (1.07)               (0.11)
Net asset value, end of period                          $24.35               $23.40
Total return++                                            8.99%                4.50%
=======================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $83,412              $72,000
Ratio of operating expenses to average net assets        1.20%+(a)(b)         1.18%+
Ratio of net investment income (loss) to average net
 assets                                                   1.60%+              2.01%+
Portfolio turnover rate                                   84%                  20%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.27%+(a)           1.20%+



                                                     Year ended  Year ended  Year ended   Year ended
Investor A Shares*                                    02/28/99    02/28/98   02/28/97**    02/29/96
Operating performance:
Net asset value, beginning of period                   $21.41     $19.40       $17.52      $15.15
Net investment income                                    0.55       0.52         0.48        0.52
Net realized and unrealized gain (loss) on
 investments                                             2.48       3.72         2.50        2.86
Net increase in net asset value from operations          3.03       4.24         2.98        3.38
Distributions:
Dividends from net investment income                    (0.45)     (0.47)      (0.46)       (0.53)
Distributions from net realized capital gains           (1.49)     (1.76)      (0.64)       (0.48)
Total dividends and distributions                       (1.94)     (2.23)      (1.10)       (1.01)
Net asset value, end of period                         $22.50     $21.41      $19.40       $17.52
Total return++                                          14.72%     23.07%      17.64%       22.80%
===================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $72,000     $49,000     $35,000      $22,000
Ratio of operating expenses to average net assets        0.94%       1.03%       1.25%        0.62%
Ratio of net investment income (loss) to average net
 assets                                                   2.64%       2.67%       2.59%        3.49%
Portfolio turnover rate                                   114%         67%        116%         157%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.94%       1.09%       1.94%        2.92%

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund A Shares, which were reorganized into the Asset Allocation Investor A Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                           ** As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Asset Allocation Fund                          For a Share outstanding throughout each period

                                                       Period ended            Period ended    Period ended
Investor B Shares*                                       03/31/00#               05/14/99       02/28/99**
Operating performance:
Net asset value, beginning of period                      $23.32                  $22.45         $23.17
Net investment income                                       0.47                    0.06           0.22
Net realized and unrealized gain on investments             1.39                    0.89           0.75
Net increase in net asset value from operations             1.86                    0.95           0.97
Distributions:
Dividends from net investment income                       (0.22)                  (0.08)         (0.20)
Distributions from net realized capital gains              (0.72)                     --          (1.49)
Total dividends and distributions                          (0.94)                  (0.08)         (1.69)
Net asset value, end of period                            $24.24                  $23.32         $22.45
Total return++                                              8.31%                   4.26%          4.59%
=========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $121,644                 $10,000        $6,000
Ratio of operating expenses to average net assets          1.95%+(a)(b)             1.95%+         1.74%+
Ratio of net investment income to average net
 assets                                                     0.85%+                   1.26%+         1.92%+
Portfolio turnover rate                                     84%                       20%          114%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              2.02%+(a)                1.97%+         1.74%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund B Shares, which were reorganized into the Asset Allocation Investor B Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                           ** Asset Allocation Investor B Shares commenced operations on July 15, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Asset Allocation Fund                     For a Share outstanding throughout each period

                                                     Period ended        Period ended  Year ended  Year ended  Period ended
Investor C Shares*                                     03/31/00#           05/14/99     02/28/99    02/28/98    02/28/97**
Operating performance:
Net asset value, beginning of period                   $23.33               $22.45        $21.36      $19.40      $17.23
Net investment income                                    0.42                 0.05          0.44        0.41        0.19
Net realized and unrealized gain/(loss) on
  investments                                            1.43                 0.92          2.49        3.66        2.80
Net increase in net asset value from operations          1.85                 0.97          2.93        4.07        2.99
Distributions:
Dividends from net investment income                    (0.19)               (0.09)        (0.35)      (0.36)      (0.18)
Distributions from net realized capital gains           (0.72)                  --         (1.49)      (1.75)      (0.64)
Total dividends and distributions                       (0.91)               (0.09)        (1.84)      (2.11)      (0.82)
Net asset value, end of period                         $24.27               $23.33        $22.45      $21.36      $19.40
Total return++                                           8.24%                4.31%        14.23%      22.10%      17.69%
===========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $2,305                $2,000        $2,000      $2,000      $1,000
Ratio of operating expenses to average net assets        1.95%+(a)(b)          1.67%+        1.44%       1.52%       1.94%+
Ratio of net investment income to average net
 assets                                                   0.85%+                1.52%+        2.14%       2.17%       2.31%+
Portfolio turnover rate                                   84%                   20%           114%         67%       116%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.02%+(a)             1.96%+        1.69%       1.58%       3.26%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund K Shares, which were reorganized into the Asset Allocation Investor C Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                           ** Asset Allocation Investor C Shares commenced operations on November 11, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Equity Income Fund                   For a Share outstanding throughout each period

                                                     Year                   Year
                                                     ended                  ended
Investor A Shares                                  03/31/00               03/31/99#
Operating performance:
Net asset value, beginning of period                 $11.31                 $13.89
Net investment income                                  0.12                   0.20
Net realized and unrealized gain on investments        0.36                  (1.45)
Net increase in net asset value from operations        0.48                  (1.25)
Distributions:
Dividends from net investment income                  (0.12)                 (0.20)
Distributions from net realized capital gains         (0.15)                 (1.13)
Total dividends and distributions                     (0.27)                 (1.33)
Net asset value, end of period                       $11.52                 $11.31
Total return++                                         4.26%                 (9.87)%
====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $33,569                $51,278
Ratio of operating expenses to average net assets      1.10%(b)(c)            1.05%(b)(c)
Ratio of net investment income to average net
 assets                                                 1.00%                  1.67%
Portfolio turnover rate                                 54%                    69%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.10%(b)               1.05%(b)



                                                      Year             Year           Period        Year
Investor A Shares                                     ended            ended          ended        ended
                                                    03/31/98#        03/31/97      03/31/96(a)    05/31/95
Operating performance:
Net asset value, beginning of period                $12.26           $13.11            $11.78        $11.41
Net investment income                                 0.26             0.36              0.27          0.40
Net realized and unrealized gain on investments       3.77             1.58              1.77          1.10
Net increase in net asset value from operations       4.03             1.94              2.04          1.50
Distributions:
Dividends from net investment income                 (0.24)           (0.38)            (0.34)        (0.40)
Distributions from net realized capital gains        (2.16)           (2.41)            (0.37)        (0.73)
Total dividends and distributions                    (2.40)           (2.79)            (0.71)        (1.13)
Net asset value, end of period                      $13.89           $12.26            $13.11        $11.78
Total return++                                       36.92%           15.30%            17.75%        14.53%
=============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $68,006          $47,891           $42,606       $35,538
Ratio of operating expenses to average net assets     1.11%(b)         1.16%(b)          1.15%+         1.17%
Ratio of net investment income to average net
 assets                                                1.97%            2.84%             2.59%+         3.50%
Portfolio turnover rate                                74%             102%                59%           158%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.11%(b)         1.16%(b)          1.15%+         1.18%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Equity Income Fund                   For a Share outstanding throughout each period

                                                    Year ended              Year ended
Investor B Shares                                    03/31/00               03/31/99#
Operating performance:
Net asset value, beginning of period                 $11.31                 $13.87
Net investment income                                  0.03                   0.11
Net realized and unrealized gain on investments        0.36                  (1.45)
Net increase in net asset value from operations        0.39                  (1.34)
Distributions:
Dividends from net investment income                  (0.04)                 (0.09)
Distributions from net realized capital gains         (0.15)                 (1.13)
Total dividends and distributions                     (0.19)                 (1.22)
Net asset value, end of period                       $11.51                 $11.31
Total return++                                         3.43%                (10.49)%
=====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $73,966                $107,747
Ratio of operating expenses to average net assets      1.85%(b)(c)            1.80%(b)(c)
Ratio of net investment income to average net
 assets                                                 0.25%                  0.92%
Portfolio turnover rate                                 54%                     69%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.85%(b)               1.80%(b)



Investor B Shares                                  Year ended       Year ended       Period ended  Year ended
                                                    03/31/98#        03/31/97        03/31/96(a)    05/31/95
Operating performance:
Net asset value, beginning of period                 $12.25           $13.10              $11.77      $11.40
Net investment income                                  0.17             0.31                0.22        0.34
Net realized and unrealized gain on investments        3.77             1.57                1.76        1.11
Net increase in net asset value from operations        3.94             1.88                1.98        1.45
Distributions:
Dividends from net investment income                  (0.16)           (0.32)              (0.28)      (0.35)
Distributions from net realized capital gains         (2.16)           (2.41)              (0.37)      (0.73)
Total dividends and distributions                     (2.32)           (2.73)              (0.65)      (1.08)
Net asset value, end of period                       $13.87           $12.25              $13.10      $11.77
Total return++                                        36.02%           14.76%              17.21%      14.03%
=============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $144,929         $108,055           $104,026     $75,371
Ratio of operating expenses to average net assets     1.78%(b)         1.66%(b)            1.65%+       1.67%
Ratio of net investment income to average net
 assets                                                1.30%            2.34%               2.09%+       3.00%
Portfolio turnover rate                                74%             102%                  59%         158%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.78%(b)         1.66%(b)            1.65%+       1.68%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Equity Income Fund                        For a Share outstanding throughout each period

                                                    Year ended              Year ended
Investor C Shares                                    03/31/00               03/31/99#
Operating performance:
Net asset value, beginning of period                  $11.45                 $14.01
Net investment income                                   0.03                   0.12
Net realized and unrealized gain on investments         0.37                  (1.44)
Net increase in net asset value from operations         0.40                  (1.32)
Distributions:
Dividends from net investment income                   (0.04)                 (0.11)
Distributions from net realized capital gains          (0.15)                 (1.13)
Total dividends and distributions                      (0.19)                 (1.24)
Net asset value, end of period                        $11.66                 $11.45
Total return++                                          3.46%                (10.28)%
=====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $4,365                 $ 5,801
Ratio of operating expenses to average net assets      1.85%(b)(c)            1.64%(b)(c)
Ratio of net investment income to average net
 assets                                                 0.25%                  1.08%
Portfolio turnover rate                                 54%                     69%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.85%(b)               1.80%(b)

Investor C Shares                                  Year ended       Year ended     Period ended  Year ended
                                                    03/31/98#        03/31/97      03/31/96(a)    05/31/95
Operating performance:
Net asset value, beginning of period                 $12.35           $13.19           $11.83        $11.47
Net investment income                                  0.18             0.33             0.21          0.32
Net realized and unrealized gain on investments        3.83             1.59             1.78          1.08
Net increase in net asset value from operations        4.01             1.92             1.99          1.40
Distributions:
Dividends from net investment income                  (0.19)           (0.35)           (0.26)        (0.31)
Distributions from net realized capital gains         (2.16)           (2.41)           (0.37)        (0.73)
Total dividends and distributions                     (2.35)           (2.76)           (0.63)        (1.04)
Net asset value, end of period                       $14.01           $12.35           $13.19        $11.83
Total return++                                        36.28%           15.01%           17.20%        13.49%
============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $10,348          $5,007           $4,612        $4,278
Ratio of operating expenses to average net assets     1.69%(b)         1.41%(b)         1.75%+        1.92%
Ratio of net investment income to average net
 assets                                                1.39%            2.59%            1.99%+        2.75%
Portfolio turnover rate                                74%             102%              59%           158%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.69%(b)         1.41%(b)         1.75%+        1.93%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Value Fund                    For a Share outstanding throughout each period


                                               Year ended             Year ended
Investor A Shares                               03/31/00#              03/31/99#
Operating performance:
Net asset value, beginning of period              $18.16                 $19.92
Net investment income                               0.07                   0.09
Net realized and unrealized gain/(loss) on
 investments                                      (0.07)                   0.63
Net increase/(decrease) in net asset value from
 operations                                        0.00                    0.72
Distributions:
Dividends from net investment income              (0.06)                  (0.09)
Distributions from net realized capital gains     (1.86)                  (2.39)
Total dividends and distributions                 (1.92)                  (2.48)
Net asset value, end of period                   $16.24                  $18.16
Total return++                                    (0.47)%                  3.96%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $94,256                $136,691
Ratio of operating expenses to average net
 assets                                             1.18%(b)(c)            1.19%(b)(c)
Ratio of net investment income to average net
 assets                                             0.40%                  0.51%
Portfolio turnover rate                             95%                    38%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.18%(b)               1.19%(b)



Investor A Shares                               Year ended      Year ended     Period ended    Year ended
                                                 03/31/98#       03/31/97      03/31/96(a)      11/30/95
Operating performance:
Net asset value, beginning of period             $17.87           $16.60           $16.21        $12.98
Net investment income                              0.15             0.21             0.05          0.23
Net realized and unrealized gain/(loss) on
 investments                                       5.98             2.70             1.06          3.92
Net increase/(decrease) in net asset value from
 operations                                        6.13             2.91             1.11          4.15
Distributions:
Dividends from net investment income              (0.14)           (0.22)           (0.10)        (0.25)
Distributions from net realized capital gains     (3.94)           (1.42)           (0.62)        (0.67)
 Total dividends and distributions                (4.08)           (1.64)           (0.72)        (0.92)
Net asset value, end of period                   $19.92           $17.87           $16.60        $16.21
 Total return++                                   38.22%           17.80%            7.07%        34.22%
=========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)             $149,167         $70,305           $54,341       $48,440
Ratio of operating expenses to average net
 assets                                            1.20%(b)         1.22%(b)          1.21%+         1.19%
Ratio of net investment income to average net
 assets                                            0.79%            1.26%             1.05%+         1.65%
Portfolio turnover rate                            79%              47%                12%            63%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    1.20%(b)         1.22%(b)          1.21%+         1.19%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Value Fund                           For a Share outstanding throughout each period

                                                    Year ended             Year ended
Investor B Shares                                    03/31/00#              03/31/99#
Operating performance:
Net asset value, beginning of period                  $18.00                $19.81
Net investment income                                  (0.06)                (0.05)
Net realized and unrealized gain/(loss) on
 investments                                           (0.08)                 0.63
Net increase/(decrease) in net asset value from
 operations                                            (0.14)                 0.58
Distributions:
Dividends from net investment income                   (0.00)                   --
Distributions from net realized capital gains          (1.86)                (2.39)
Total dividends and distributions                      (1.86)                (2.39)
Net asset value, end of period                        $16.00                $18.00
Total return++                                        (1.24)%                 3.11%
====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $124,000               $154,025
Ratio of operating expenses to average net assets      1.93%(b)(c)            1.94%(b)(c)
Ratio of net investment income to average net
 assets                                               (0.35)%                (0.24)%
Portfolio turnover rate                                 95%                    38%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.93%(b)               1.94%(b)

Investor B Shares                                  Year ended       Year ended     Period ended  Year ended
                                                    03/31/98#        03/31/97      03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                 $17.81           $16.55            $16.15       $12.94
Net investment income                                  0.02             0.14              0.03         0.17
Net realized and unrealized gain/(loss) on
 investments                                           5.96             2.68              1.05         3.89
Net increase/(decrease) in net asset value from
 operations                                            5.98             2.82              1.08         4.06
Distributions:
Dividends from net investment income                  (0.04)           (0.14)            (0.06)       (0.18)
Distributions from net realized capital gains         (3.94)           (1.42)            (0.62)       (0.67)
Total dividends and distributions                     (3.98)           (1.56)            (0.68)       (0.85)
Net asset value, end of period                       $19.81           $17.81            $16.55       $16.15
Total return++                                        37.29%           17.21%             6.90%       33.55%
=============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $149,635         $99,999           $88,861       $83,699
Ratio of operating expenses to average net assets     1.87%(b)         1.72%(b)          1.71%+         1.69%
Ratio of net investment income to average net
 assets                                                0.12%            0.76%             0.55%+        1.15%
Portfolio turnover rate                                79%              47%                12%           63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.87%(b)         1.72%(b)          1.71%+        1.69%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Value Fund                        For a Share outstanding throughout each period

                                                   Year ended             Year ended
Investor C Shares                                   03/31/00#              03/31/99#
Operating performance:
Net asset value, beginning of period                  $17.98                $19.75
Net investment income                                  (0.06)                (0.02)
Net realized and unrealized gain/(loss) on
 investments                                           (0.07)                 0.65
Net increase/(decrease) in net asset value from
 operations                                            (0.13)                 0.63
Distributions:
Dividends from net investment income                   (0.00)                (0.01)
Distributions from net realized capital gains          (1.86)                (2.39)
Total dividends and distributions                      (1.86)                (2.40)
Net asset value, end of period                        $15.99                $17.98
Total return++                                         (1.18)%                3.39%
====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $10,042                $12,106
Ratio of operating expenses to average net assets    1.93%(b)(c)            1.70%(b)(c)
Ratio of net investment income to average net
 assets                                               ( 0.32)%                 0.00%
Portfolio turnover rate                                 95%                    38%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.93%(b)               1.94%(b)



Investor C Shares                                 Year ended       Year ended     Period ended  Year ended
                                                   03/31/98#        03/31/97      03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                $17.75           $16.50           $16.09       $12.90
Net investment income                                 0.04             0.17             0.04         0.13
Net realized and unrealized gain/(loss) on
 investments                                          5.95             2.68             1.05         3.88
Net increase/(decrease) in net asset value from
 operations                                           5.99             2.85             1.09         4.01
Distributions:
Dividends from net investment income                 (0.05)           (0.18)           (0.06)       (0.15)
Distributions from net realized capital gains        (3.94)           (1.42)           (0.62)       (0.67)
Total dividends and distributions                    (3.99)           (1.60)           (0.68)       (0.82)
Net asset value, end of period                      $19.75           $17.75           $16.50       $16.09
Total return++                                       37.55%           17.51%            6.99%       33.15%
============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $13,969          $6,519           $4,633        $4,185
Ratio of operating expenses to average net assets     1.78%(b)         1.47%(b)         1.58%+        1.94%
Ratio of net investment income to average net
 assets                                                0.21%            1.01%            0.68%+        0.90%
Portfolio turnover rate                                79%              47%              12%            63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.78%(b)         1.47%(b)         1.58%+        1.94%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Marsico Growth & Income Fund              For a Share outstanding throughout each period

                                                     Year ended         Year ended         Period ended
Investor A Shares                                     03/31/00           03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                   $14.95             $12.02             $10.00
Net investment income                                   (0.11)             (0.03)              0.00(b)
Net realized and unrealized gain on investments          6.82               2.97               2.02
Net increase in net asset value from operations          6.71               2.94               2.02
Distributions:
Dividends from net investment income                       --                 --                 --
Distributions from net realized capital gains           (0.04)             (0.01)                --
Total dividends and distributions                       (0.04)             (0.01)                --
Net asset value, end of the period                     $21.62             $14.95             $12.02
Total return++                                          45.01%             24.38%             20.20%
=====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $175,859           $43,392            $1,141
Ratio of operating expenses to average net assets        1.48%(a)           1.50%(a)           1.34%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             (0.62)%            (0.20)%             0.13%+
Portfolio turnover rate                                   55%(c)            150%                22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.48%(a)           1.50%(a)           2.22%+(a)

                           * Nations Marsico Growth & Income Fund Investor A Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents less than $0.01 per share.
                           (c) Amount represents results prior to conversion to a master-feeder structure.




Nations Marsico Growth & Income Fund              For a Share outstanding throughout each period

                                                     Year ended         Year ended         Period ended
Investor B Shares                                     03/31/00           03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                   $14.85             $12.02             $10.00
Net investment income                                   (0.24)             (0.12)             (0.02)
Net realized and unrealized gain on investments          6.74               2.96               2.04
Net increase in net asset value from operations          6.50               2.84               2.02
Distributions:
Dividends from net investment income                       --                 --                 --
Distributions from net realized capital gains           (0.04)             (0.01)                --
Total dividends and distributions                       (0.04)             (0.01)                --
Net asset value, end of period                         $21.31             $14.85             $12.02
Total return++                                          43.90%             23.55%             20.20%
=====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $305,607           $99,257            $7,907
Ratio of operating expenses to average net assets      2.23%(a)           2.25%(a)           2.09%+(a)
Ratio of net investment income/(loss) to average
 net assets                                            (1.37)%            (0.95)%           (0.62)%+
Portfolio turnover rate                                 55%(b)             150%                22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.23%(a)           2.25%(a)           2.97%+(a)

                           * Nations Marsico Growth & Income Fund Investor B Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.


Nations Marsico Growth & Income Fund           For a Share outstanding throughout each period

                                                       Year ended         Year ended         Period ended
Investor C Shares                                       03/31/00           03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                    $14.86            $12.02             $10.00
Net investment income                                   (0.25)             (0.12)            (0.02)
Net realized and unrealized gain on investments          6.77               2.97               2.04
Net increase in net asset value from operations          6.52               2.85               2.02
Distributions:
Dividends from net investment income                       --                 --                 --
Distributions from net realized capital gains           (0.04)             (0.01)                --
Total dividends and distributions                       (0.04)             (0.01)                --
Net asset value, end of period                         $21.34             $14.86             $12.02
Total return++                                          43.93%             23.63%             20.20%
=====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $34,785            $3,233               $518
Ratio of operating expenses to average net assets        2.23%(a)           2.25%(a)           2.09%+(a)
Ratio of net investment income/(loss) to average
 net assets                                              (1.37)%            (0.95)%            (0.62)%+
Portfolio turnover rate                                   55%(b)             150%                 22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.23%(a)           2.25%(a)           2.97%+(a)

                           * Nations Marsico Growth & Income Fund Investor C Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.



Nations Blue Chip Fund                     For a Share outstanding throughout each period

                                                       Period ended   Period ended
Investor A Shares*                                      03/31/00#       05/14/99
Operating performance:
Net asset value, beginning of period                      $35.92          $33.43
Net investment income                                       0.02            0.00(a)
Net realized and unrealized gain (loss) on investments      4.65            2.49
Net increase in net asset value from operations             4.67            2.49
Distributions:
Dividends from net investment income                          --              --
Distributions from net realized capital gains              (3.35)             --
Total dividends and distributions                          (3.35)             --
Net asset value, end of period                            $37.24          $35.92
Total return++                                             14.10%           7.45%
==================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $394,071       $423,000
Ratio of operating expenses to average net assets           1.20%+          1.29%+
Ratio of net investment income/(loss) to average net
 assets                                                    (0.08)%+       (0.03)%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              1.23%+          1.33%+



                                                           Year ended   Year ended   Year ended   Year ended
Investor A Shares*                                          02/28/99     02/28/98    02/28/97**    02/29/96
Operating performance:
Net asset value, beginning of period                       $29.90       $25.22       $20.53       $15.81
Net investment income                                        0.09         0.16         0.23         0.26
Net realized and unrealized gain (loss) on investments       5.26         7.91         5.21         4.96
Net increase in net asset value from operations              5.35         8.07         5.44         5.22
Distributions:
Dividends from net investment income                        (0.10)       (0.15)       (0.22)       (0.28)
Distributions from net realized capital gains               (1.72)       (3.24)       (0.53)       (0.22)
Total dividends and distributions                           (1.82)       (3.39)       (0.75)       (0.50)
Net asset value, end of period                             $33.43       $29.90       $25.22        $20.53
Total return++                                              18.58%       33.96%       27.01%        33.39%
=========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $401,000     $288,000     $153,000     $67,000
Ratio of operating expenses to average net assets             1.16%        1.18%        1.28%       0.83%
Ratio of net investment income/(loss) to average net
 assets                                                        0.31%        0.63%        0.99%       1.63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                 1.17%        1.22%        1.71%       2.28%

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund A Shares, which were reorganized into the Blue Chip Investor A Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                           ** As of July 22, 1996, the Fund designated the existing series of shares as "A"Shares.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Amount represents less than $0.01.


Nations Blue Chip Fund                           For a Share outstanding throughout each period

                                                   Period ended    Period ended    Period ended
Investor B Shares*                                  03/31/00#        05/14/99       02/28/99**
Operating performance:
Net asset value, beginning of period                  $35.77          $33.34          $33.73
Net investment loss                                    (0.26)          (0.02)          (0.05)
Net realized and unrealized gain on investments         4.64            2.45            1.39
Net increase in net asset value from operations         4.38            2.43            1.34
Distributions:
Dividends from net investment income                      --              --           (0.01)
Distributions from net realized capital gains          (3.35)             --           (1.72)
Total dividends and distributions                      (3.35)             --           (1.73)
Net asset value, end of period                        $36.80          $35.77          $33.34
Total return++                                         13.37%           7.29%           4.53%
==============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $75,538         $21,000         $13,000
Ratio of operating expenses to average net assets       1.95%+          2.05%+          1.97%+
Ratio of net investment loss to average net assets     (0.83)%+        (0.77)%+       ( 0.58)%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.98%+          2.09%+          1.99%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund B Shares, which were reorganized into the Blue Chip Investor B Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                           ** Blue Chip Investor B Shares commenced operations on July 15, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.


Nations Blue Chip Fund                            For a Share outstanding throughout each period


                                                    Period ended    Period ended    Year ended    Year ended    Period ended
Investor C Shares*                                   03/31/00#        05/14/99       02/28/99      02/28/98      02/28/97**
Operating performance:
Net asset value, beginning of period                  $35.69          $33.24           $29.79       $25.20        $20.38
Net investment income/(loss)                           (0.24)          (0.04)           (0.06)        0.04          0.07
Net realized and unrealized gain (loss) on
 investments                                            4.61            2.49             5.23         7.83          5.35
Net increase in net asset value from operations         4.37            2.45             5.17         7.87          5.42
Distributions:
Dividends from net investment income                      --              --               --        (0.04)        (0.07)
Distributions from net realized capital gains          (3.35)             --            (1.72)       (3.24)        (0.53)
Total dividends and distributions                      (3.35)             --            (1.72)       (3.28)        (0.60)
Net asset value, end of period                        $36.71          $35.69           $33.24       $29.79        $25.20
Total return++                                         13.35%           7.37%           17.96%       33.08%        26.96%
==========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $17,123         $15,000          $13,000      $7,000        $1,000
Ratio of operating expenses to average net assets       1.95%+          1.80%+           1.66%        1.67%         1.92%+
Ratio of net investment income/(loss) to average
 net assets                                            (0.83)%+       (0.54)%+           (0.22)%      0.12%         0.45%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.98%+          2.08%+           1.92%        1.69%         2.12%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund K Shares, which were reorganized into the Blue Chip Investor C Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                           ** Blue Chip Investor C Shares commenced operations on November 11, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.


Nations Strategic Growth Fund                   For a Share outstanding throughout the period


                                                   Period ended
Investor A Shares                                   03/31/00*#
Operating performance:
Net asset value, beginning of period                 $13.88
Net investment income (loss)                          (0.03)
Net realized and unrealized gain (loss) on
 investments                                           3.19
Net increase (decrease) in net asset value from
 operations                                            3.16
Distributions:
Distributions from net realized capital gains         (0.06)
Net asset value, end of period                       $16.98
Total return++                                        22.86%
============================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $5,503
Ratio of operating expenses to average net
 assets                                                1.22%+
Ratio of net investment income/(loss) to average
 net assets                                          ( 0.35)%+
Portfolio turnover rate                                23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.22%+

                           * Strategic Growth Fund Investor A Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.


Nations Strategic Growth Fund                     For a Share outstanding throughout the period

                                                 Period ended
Investor B Shares                                 03/31/00*#
Operating performance:
Net asset value, beginning of period                $13.88
Net investment income (loss)                         (0.10)
Net realized and unrealized gain (loss) on
 investments                                          3.18
Net increase (decrease) in net asset value from
 operations                                           3.08
Distributions:
Distributions from net realized capital gains        (0.06)
Net asset value, end of period                      $16.90
Total return++                                       22.29%
============================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $4,934
Ratio of operating expenses to average net
 assets                                              1.97%+
Ratio of net investment income/(loss) to average
 net assets                                         (1.10)%+
Portfolio turnover rate                               23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.97%+

                           * Strategic Growth Fund Investor B Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Strategic Growth Fund                For a Share outstanding throughout the period


                                                  Period ended
Investor C Shares                                  03/31/00*#
Operating performance:
Net asset value, beginning of period                 $13.88
Net investment income (loss)                          (0.10)
Net realized and unrealized gain (loss) on
 investments                                           3.20
Net increase (decrease) in net asset value from
 operations                                            3.10
Distributions:
Distributions from net realized capital gains         (0.06)
Net asset value, end of period                       $16.92
Total return++                                        22.36%
============================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $1,706
Ratio of operating expenses to average net
 assets                                                1.97%+
Ratio of net investment income/(loss) to average
 net assets                                          (1.10)%+
Portfolio turnover rate                                23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.97%+

                           * Strategic Growth Fund Investor C Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.


Nations Capital Growth Fund                  For a Share outstanding throughout each period


                                                    Year ended          Year ended
Investor A Shares                                    03/31/00            03/31/99#
Operating performance:
Net asset value, beginning of period                  $11.97                $13.26
Net investment income/(loss)                           (0.08)                (0.03)
Net realized and unrealized gain on investments         3.42                  1.58
Net increase in net asset value from operations         3.34                  1.55
Distributions:
Dividends from net investment income                      --                    --
Distributions from net realized capital gains          (0.88)                (2.84)
Total dividends and distributions                      (0.88)                (2.84)
Net asset value, end of period                        $14.43                $11.97
Total return++                                         29.41%                14.70%
===================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $61,756               $52,987
Ratio of operating expenses to average net assets   1.21%(b)(c)             1.21%(c)
Ratio of net investment income/(loss) to average
 net assets                                           (0.63)%                (0.29)%
Portfolio turnover rate                                 39%                   39%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.21%(c)              1.21%(c)



Investor A Shares                                    Year ended          Year ended      Period ended     Year ended
                                                      03/31/98#           03/31/97#       03/31/96(a)      11/30/95
Operating performance:
Net asset value, beginning of period                  $11.67               $13.41           $14.22         $11.21
Net investment income/(loss)                           (0.01)                0.02             0.01           0.06
Net realized and unrealized gain on investments         5.28                 1.65             0.38           3.28
Net increase in net asset value from operations         5.27                 1.67             0.39           3.34
Distributions:
Dividends from net investment income                      --                (0.02)           (0.01)         (0.07)
Distributions from net realized capital gains          (3.68)               (3.39)           (1.19)         (0.26)
Total dividends and distributions                      (3.68)               (3.41)           (1.20)         (0.33)
Net asset value, end of period                        $13.26               $11.67            $13.41        $14.22
Total return++                                         53.83%               11.58%             3.02%        30.70%
====================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $43,380               $20,465           $18,311       $16,770
Ratio of operating expenses to average net assets      1.20%(b)(c)          1.21%(b)          1.21%+         1.23%
Ratio of net investment income/(loss) to average
 net assets                                           ( 0.12)%                0.14%            0.13%+         0.46%
Portfolio turnover rate                                113%                   75%               25%            80%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.20%(c)              1.21%           1.21%+         1.23%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Capital Growth Fund                      For a Share outstanding throughout each period

                                                   Year ended          Year ended
Investor B Shares                                   03/31/00            03/31/99#
Operating performance:
Net asset value, beginning of period                 $11.39                $12.83
Net investment income/(loss)                          (0.17)                (0.11)
Net realized and unrealized gain on investments        3.24                  1.51
Net increase in net asset value from operations        3.07                  1.40
Distributions:
Dividends from net investment income                     --                    --
Distributions from net realized capital gains         (0.88)                (2.84)
Total dividends and distributions                     (0.88)                (2.84)
Net asset value, end of period                       $13.58                $11.39
Total return++                                        28.42%                13.86%
===================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $75,844               $66,338
Ratio of operating expenses to average net assets      1.96%(b)(c)           1.96%(c)
Ratio of net investment income/(loss) to average
 net assets                                            (1.38)%              (1.04)%
Portfolio turnover rate                                 39%                   39%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.96%(c)              1.96%(c)



Investor B Shares                                   Year ended          Year ended        Period ended    Year ended
                                                     03/31/98#           03/31/97#         03/31/96(a)     11/30/95
Operating performance:
Net asset value, beginning of period                  $11.47               $13.31            $14.15        $11.17
Net investment income/(loss)                           (0.10)               (0.08)            (0.02)        (0.03)
Net realized and unrealized gain on investments         5.14                 1.63              0.37          3.27
Net increase in net asset value from operations         5.04                 1.55              0.35          3.24
Distributions:
Dividends from net investment income                     --                    --                --            --
Distributions from net realized capital gains         (3.68)                (3.39)            (1.19)        (0.26)
Total dividends and distributions                     (3.68)                (3.39)            (1.19)        (0.26)
Net asset value, end of period                        $12.83               $11.47            $13.31        $14.15
Total return++                                        52.52%                10.68%             2.77%        29.80%
===================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $59,496               $41,933          $41,045        $40,868
Ratio of operating expenses to average net assets    1.95%(b)(c)           1.96%(b)           1.96%+         1.98%
Ratio of net investment income/(loss) to average
 net assets                                           (0.87)%               (0.61)%          (0.62)%+       (0.29)%
Portfolio turnover rate                                113%                   75%              25%             80%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.95%(c)              1.96%            1.96%+          1.98%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



Nations Capital Growth Fund                        For a Share outstanding throughout each period

                                                     Year ended          Year ended
Investor C Shares                                     03/31/00            03/31/99#
Operating performance:
Net asset value, beginning of period                  $11.48               $12.92
Net investment income/(loss)                           (0.16)               (0.11)
Net realized and unrealized gain on investments         3.26                  1.51
Net increase in net asset value from operations         3.10                  1.40
Distributions:
Dividends from net investment income                     --                     --
Distributions from net realized capital gains         (0.88)                 (2.84)
Total dividends and distributions                     (0.88)                 (2.84)
Net asset value, end of period                       $13.70                 $11.48
Total return++                                        28.46%                 13.76%
===================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $4,883                $3,862
Ratio of operating expenses to average net assets      1.96%(c)(d)           1.96%(c)
Ratio of net investment income/(loss) to average
 net assets                                          (1.38)%                (1.04)%
Portfolio turnover rate                                 39%                   39%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.96%(c)              1.96%(c)



Investor C Shares                                    Year ended          Year ended      Period ended       Year ended
                                                     03/31/98#           03/31/97#       03/31/96(a)         11/30/95
Operating performance:
Net asset value, beginning of period                 $11.50                $13.26           $14.09           $11.14
Net investment income/(loss)                           0.08)                (0.01)            0.00(b)         (0.03)
Net realized and unrealized gain on investments        5.18                  1.64             0.36             3.24
Net increase in net asset value from operations        5.10                  1.63             0.36             3.21
Distributions:
Dividends from net investment income                     --                    --               --               --
Distributions from net realized capital gains         (3.68)                (3.39)           (1.19)           (0.26)
Total dividends and distributions                     (3.68)                (3.39)           (1.19)           (0.26)
Net asset value, end of period                       $12.92                $11.50           $13.26           $14.09
Total return++                                        53.02%                11.39%            2.86%           29.61%
=====================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $6,176                $5,752           $3,655           $3,322
Ratio of operating expenses to average net assets      1.78%(c)(d)           1.46%(d)         1.58%+           1.98%
Ratio of net investment income/(loss) to average
 net assets                                           (0.70)%               (0.11)%          (0.24)%+         (0.29)%
Portfolio turnover rate                                113%                   75%              25%              80%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.78%(c)              1.46%            1.58%+           1.98%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01 per share.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Aggressive Growth Fund                    For a Share outstanding throughout each period

                                                   Year ended             Year ended
Investor A Shares                                   03/31/00#              03/31/99
Operating performance:
Net asset value, beginning of period                  $23.23                $22.09
Net investment income/(loss)                           (0.02)                (0.03)
Net realized and unrealized gain/(loss) on
 investments                                           (0.04)                 3.21
Net increase/(decrease) in net asset value from
 operations                                            (0.06)                 3.18
Distributions:
Dividends from net investment income                      --                    --
Distributions from net realized capital gains          (2.74)                (2.04)
Total dividends and distributions                      (2.74)                (2.04)
Net asset value, end of period                        $20.43                $23.23
Total return++                                         (0.41)%               15.49%
====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $47,624                $67,356
Ratio of operating expenses to average net assets      1.23%(b)(c)           1.22%(b)(c)
Ratio of net investment income/(loss) to average
 net assets                                           (0.10)%                (0.13)%
Portfolio turnover rate                                 79%                    72%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.23%(c)               1.22%(c)



Investor A Shares                                  Year ended          Year ended        Period ended   Year ended
                                                    03/31/98#           03/31/97          03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                  $18.44              $17.16           $17.04        $13.06
Net investment income/(loss)                            0.02                0.08             0.04          0.09
Net realized and unrealized gain/(loss) on
 investments                                            7.87                2.80             0.35          3.96
Net increase/(decrease) in net asset value from
 operations                                             7.89                2.88             0.39          4.05
Distributions:
Dividends from net investment income                  (0.01)               (0.09)           (0.04)        (0.07)
Distributions from net realized capital gains         (4.23)               (1.51)           (0.23)           --
Total dividends and distributions                     (4.24)               (1.60)           (0.27)        (0.07)
Net asset value, end of period                        $ 22.09             $18.44           $17.16        $17.04
Total return++                                        48.28%               16.76%            2.35%        31.05%
==================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $21,725               $6,837           $4,722        $3,234
Ratio of operating expenses to average net assets     1.23%(b)(c)           1.29%(b)         1.12%+        1.40%
Ratio of net investment income/(loss) to average
 net assets                                            0.12%                 0.45%            0.72%+        0.75%
Portfolio turnover rate                                79%                  120%              47%           124%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.23%(c)              1.29%            1.12%+        1.40%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


Nations Aggressive Growth Fund                    For a Share outstanding throughout each period

                                                   Year ended             Year ended
Investor B Shares                                   03/31/00#              03/31/99
Operating performance:
Net asset value, beginning of period                 $22.47                 $21.57
Net investment income/(loss)                          (0.18)                (0.17)
Net realized and unrealized gain/(loss) on
 investments                                          (0.04)                  3.11
Net increase/(decrease) in net asset value from
 operations                                           (0.22)                  2.94
Distributions:
Dividends from net investment income                     --                     --
Distributions from net realized capital gains         (2.74)                 (2.04)
Total dividends and distributions                     (2.74)                 (2.04)
Net asset value, end of period                       $19.51                 $22.47
Total return++                                        (1.19)%                14.69%
====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $39,680                $50,797
Ratio of operating expenses to average net assets      1.98%(b)(c)            1.97%(b)(c)
Ratio of net investment income/(loss) to average
 net assets                                           (0.85)%               ( 0.88)%
Portfolio turnover rate                                 79%                    72%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.98%(c)               1.97%(c)

Investor B Shares                                   Year ended          Year ended         Period ended     Year ended
                                                     03/31/98#           03/31/97          03/31/96(a)       11/30/95
Operating performance:
Net asset value, beginning of period                  $18.20               $17.00            $16.89           $13.02
Net investment income/(loss)                           (0.12)               (0.05)            (0.01)            0.03
Net realized and unrealized gain/(loss) on
 investments                                            7.72                  2.76             0.35             3.87
Net increase/(decrease) in net asset value from
 operations                                             7.60                  2.71             0.34             3.90
Distributions:
Dividends from net investment income                      --                    --               --            (0.03)
Distributions from net realized capital gains          (4.23)                (1.51)           (0.23)              --
Total dividends and distributions                      (4.23)                (1.51)           (0.23)           (0.03)
Net asset value, end of period                        $21.57                $18.20           $17.00           $16.89
Total return++                                         47.14%                15.86%            2.08%           29.94%
=====================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $38,079               $20,257          $18,412         $16,874
Ratio of operating expenses to average net assets      1.98%(b)(c)           2.04%(b)         2.02%+           2.30%
Ratio of net investment income/(loss) to average
 net assets                                            (0.63)%              (0.30)%         (0.18)%+         (0.15)%
Portfolio turnover rate                                 79%                  120%              47%              124%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.98%(c)             2.04%           2.02%+           2.30%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Aggressive Growth Fund                    For a Share outstanding throughout each period

                                                   Year ended             Year ended
Investor C Shares                                   03/31/00#              03/31/99
Operating performance:
Net asset value, beginning of period                 $22.86                 $21.92
Net investment income/(loss)                          (0.18)                 (0.17)
Net realized and unrealized gain/(loss) on
 investments                                          (0.04)                  3.15
Net increase/(decrease) in net asset value from
 operations                                           (0.22)                  2.98
Distributions:
Dividends from net investment income                     --                     --
Distributions from net realized capital gains         (2.74)                 (2.04)
Total dividends and distributions                     (2.74)                 (2.04)
Net asset value, end of period                       $19.90                 $22.86
Total return++                                        (1.16)%                14.64%
====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,496                 $1,629
Ratio of operating expenses to average net assets      1.98%(c)(d)            1.97%(c)(d)
Ratio of net investment income/(loss) to average
 net assets                                           (0.85)%               (0.88)%
Portfolio turnover rate                                 79%                    72%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.98%(d)              1.97%(d)


Investor C Shares                                  Year ended          Year ended     Period ended   Period ended
                                                    03/31/98#           03/31/97      03/31/96(a)      11/30/95*
Operating performance:
Net asset value, beginning of period                  $18.41               $17.10          $16.97        $14.08
Net investment income/(loss)                           (0.09)                0.04            0.01          0.00(b)
Net realized and unrealized gain/(loss) on
 investments                                            7.83                 2.79            0.35          2.92
Net increase/(decrease) in net asset value from
 operations                                             7.74                 2.83            0.36          2.92
Distributions:
Dividends from net investment income                      --               (0.01)              --         (0.03)
Distributions from net realized capital gains          (4.23)              (1.51)           (0.23)           --
Total dividends and distributions                      (4.23)              (1.52)           (0.23)        (0.03)
Net asset value, end of period                        $21.92               $18.41          $17.10        $16.97
Total return++                                         47.38%               16.45%           2.19%        20.78%
===================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,199                $ 446            $283          $322
Ratio of operating expenses to average net assets    1.81%(c)(d)           1.54%(c)         1.65%+        2.30%+
Ratio of net investment income/(loss) to average
 net assets                                           (0.46)%                0.20%            0.19%+      (0.15)%+
Portfolio turnover rate                                 79%                  120%              47%          124%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.81%(d)              1.54%            1.65%+        2.30%+

                           * Aggressive Growth Fund Investor C Shares commenced operations on May 10, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01 per share.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



Nations Marsico Focused Equities Fund               For a Share outstanding throughout each period

                                                     Year ended         Year ended         Period ended
Investor A Shares                                     03/31/00#          03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                   $16.73             $12.14             $10.00
Net investment income/(loss)                            (0.03)             (0.04)             (0.01)
Net realized and unrealized gain on investments          6.09               4.64               2.15
Net increase in net asset value from operations          6.06               4.60               2.14
Distributions:
Dividends from net investment income                       --                 --                 --
Distributions from net realized capital gains           (0.23)             (0.01)                --
Total dividends and distributions                       (0.23)             (0.01)                --
Net asset value, end of period                         $22.56             $16.73             $12.14
Total return++                                          36.62%             37.94%             21.40%
=====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $690,166          $238,137           $6,056
Ratio of operating expenses to average net assets       1.41%(a)          1.31%(a)           1.77%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             (0.60)%           (0.20)%            (0.55)%+
Portfolio turnover rate                                   53%(b)            177%                25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.41%(a)           1.31%(a)           1.77%+(a)

                           * Nations Marsico Focused Equities Fund Investor A Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.


Nations Marsico Focused Equities Fund                       For a Share outstanding throughout each period
                                                      Year ended         Year ended         Period ended
Investor B Shares                                     03/31/00#           03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                      $16.62           $12.13             $10.00
Net investment income/(loss)                               (0.09)           (0.12)             (0.04)
Net realized and unrealized gain on investments             5.96             4.62               2.17
Net increase in net asset value from operations             5.87             4.50               2.13
Distributions:
Dividends from net investment income                          --               --                 --
Distributions from net realized capital gains              (0.23)           (0.01)                --
Total dividends and distributions                          (0.23)           (0.01)                --
Net asset value, end of period                            $22.26           $16.62             $12.13
Total return ++                                            35.71%           37.15%             21.30%
======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $1,003,840        $306,365           $20,446
Ratio of operating expenses to average net assets           2.16%(a)         2.06%(a)          2.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                                 (1.35)%         (0.95)%            (1.30)%+
Portfolio turnover rate                                      53%(b)           177%                25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               2.16%(a)       2.06%(a)           2.52%+(a)

                           * Nations Marsico Focused Equities Fund Investor B Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.



Nations Marsico Focused Equities Fund               For a Share outstanding throughout each period

                                                    Year ended         Year ended         Period ended
Investor C Shares                                    03/31/00#          03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                    $16.67            $12.13             $10.00
Net investment income/(loss)                             (0.08)            (0.14)             (0.04)
Net realized and unrealized gain on investments           5.97              4.69               2.17
Net increase in net asset value from operations           5.89              4.55               2.13
Distributions:
Dividends from net investment income                        --                --                 --
Distributions from net realized capital gains            (0.23)            (0.01)                --
Total dividends and distributions                        (0.23)            (0.01)                --
Net asset value, end of period                          $22.33            $16.67             $12.13
Total return++                                           35.72%            37.56%             21.30%
====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $247,509           $13,682             $469
Ratio of operating expenses to average net assets        2.16%(a)          2.06%(a)         2.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             (1.35)%            (0.95)%          (1.30)%+
Portfolio turnover rate                                  53%(b)              177%              25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           2.16%(a)           2.06%(a)         2.52%+(a)

                           * Nations Marsico Focused Equities Fund Investor C Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations MidCap Growth Fund                         For a Share outstanding throughout each period


                                                   Year ended             Year ended
Investor A Shares                                   03/31/00#              03/31/99#
Operating performance:
Net asset value, beginning of period                 $13.04                $16.30
Net investment income/(loss)                          (0.12)                (0.07)
Net realized and unrealized gain/(loss) on
 investments                                           9.59                 (0.92)
Net increase/(decrease) in net asset value from
 operations                                            9.47                 (0.99)
Distributions:
Distributions from net realized capital gains         (0.64)                (2.27)
Total dividends and distributions                     (0.64)                (2.27)
Net asset value, end of period                       $21.87                $13.04
Total return++                                        74.82%                (7.41)%
===================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $22,741                $18,042
Ratio of operating expenses to average net assets   1.25%(b)(c)            1.23%(b)(c)
Ratio of net investment income/(loss) to average
 net assets                                          (0.70)%               ( 0.54)%
Portfolio turnover rate                                46%                    43%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursement        1.25%(b)               1.23%(b)



Investor A Shares                                 Year ended       Year ended     Period ended   Year ended
                                                   03/31/98#        03/31/97#     03/31/96#(a)    11/30/95
Operating performance:
Net asset value, beginning of period                $12.69           $13.91          $14.17        $11.35
Net investment income/(loss)                         (0.10)           (0.07)          (0.01)        (0.01)
Net realized and unrealized gain/(loss) on
 investments                                          5.50             0.19            1.25          3.23
Net increase/(decrease) in net asset value from
 operations                                           5.40             0.12            1.24          3.22
Distributions:
Distributions from net realized capital gains        (1.79)           (1.34)          (1.50)        (0.40)
Total dividends and distributions                    (1.79)           (1.34)          (1.50)        (0.40)
Net asset value, end of period                      $16.30           $12.69          $13.91        $14.17
Total return++                                       44.86%            0.18%           9.80%        29.65%
============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $21,591          $12,126          $7,802         $5,765
Ratio of operating expenses to average net assets   1.23%(b)         1.23%(b)         1.24%+         1.23%
Ratio of net investment income/(loss) to average
 net assets                                         (0.67)%          (0.51)%         (0.31)%+       (0.17)%
Portfolio turnover rate                                76%              93%              39%          139%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursement       1.23%(b)         1.23%(b)         1.24%+         1.23%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations MidCap Growth Fund                    For a Share outstanding throughout each period

                                                    Year ended             Year ended
Investor B Shares                                    03/31/00#              03/31/99#
Operating performance:
Net asset value, beginning of period                 $12.28                $15.58
Net investment income/(loss)                          (0.22)                (0.15)
Net realized and unrealized gain/(loss) on
 investments                                           8.96                 (0.88)
Net increase/(decrease) in net asset value from
 operations                                            8.74                 (1.03)
Distributions:
Distributions from net realized capital gains         (0.64)                (2.27)
Total dividends and distributions                     (0.64)                (2.27)
Net asset value, end of period                       $20.38                $12.28
Total return++                                        73.47%                (8.10)%
===================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $49,606                $33,245
Ratio of operating expenses to average net assets   2.00%(b)(c)            1.98%(b)(c)
Ratio of net operating expenses to average net
 assets including interest expense                      --                     --
Ratio of net investment income/(loss) to average
 net assets                                          (1.45)%                (1.29)%
Portfolio turnover rate                                46%                    43%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       2.00%(b)               1.98%(b)



Investor B Shares                                  Year ended       Year ended     Period ended   Year ended
                                                    03/31/98#        03/31/97#     03/31/96#(a)    11/30/95
Operating performance:
Net asset value, beginning of period                $12.29            $13.61          $13.93          $11.24
Net investment income/(loss)                         (0.20)           (0.18)           (0.05)          (0.07)
Net realized and unrealized gain/(loss) on
 investments                                          5.28             0.20             1.23            3.16
Net increase/(decrease) in net asset value from
 operations                                           5.08             0.02             1.18            3.09
Distributions:
Distributions from net realized capital gains        (1.79)           (1.34)           (1.50)          (0.40)
Total dividends and distributions                    (1.79)           (1.34)           (1.50)          (0.40)
Net asset value, end of period                      $15.58           $12.29           $13.61          $13.93
Total return++                                       43.64%           (0.57)%           9.52%          28.75%
=============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $45,451          $33,342          $34,989         $32,349
Ratio of operating expenses to average net assets   1.98%(b)         1.98%(b)          1.99%+          1.98%
Ratio of net operating expenses to average net
 assets including interest expense                    1.99%             --               --               --
Ratio of net investment income/(loss) to average
 net assets                                         (1.42)%         (1.26)%          (1.06)%+         (0.92)%
Portfolio turnover rate                               76%              93%              39%             139%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.98%(b)         1.98%(b)         1.99%+           1.98%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations MidCap Growth Fund                    For a Share outstanding throughout each period
                                                   Year ended             Year ended
Investor C Shares                                  03/31/00#              03/31/99#
Operating performance:
Net asset value, beginning of period                 $12.33                $15.63
Net investment income/(loss)                          (0.22)                (0.15)
Net realized and unrealized gain/(loss) on
 investments                                           9.00                 (0.88)
Net increase/(decrease) in net asset value from
 operations                                            8.78                 (1.03)
Distributions:
Distributions from net realized capital gains         (0.64)                (2.27)
Total dividends and distributions                     (0.64)                (2.27)
Net asset value, end of period                       $20.47                $12.33
Total return++                                        73.50%                (8.08)%
===================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $2,628                 $1,383
Ratio of operating expenses to average net assets    2.00%(b)(c)            1.98%(b)(c)
Ratio of net operating expenses to average net
 assets including interest expense                      --                     --
Ratio of net investment income/(loss) to average
 net assets                                          (1.45)%                 (1.29)%
Portfolio turnover rate                                46%                    43%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.00%(b)               1.98%(b)



Investor C Shares                                  Year ended       Year ended     Period ended   Year ended
                                                    03/31/98#        03/31/97#     03/31/96#(a)    11/30/95
Operating performance:
Net asset value, beginning of period                $12.31           $13.56          $13.87         $11.20
Net investment income/(loss)                        (0.18)            (0.10)          (0.03)         (0.08)
Net realized and unrealized gain/(loss) on
 investments                                          5.29             0.19            1.22           3.15
Net increase/(decrease) in net asset value from
 operations                                           5.11             0.09            1.19           3.07
Distributions:
Distributions from net realized capital gains       (1.79)            (1.34)          (1.50)         (0.40)
Total dividends and distributions                   (1.79)            (1.34)          (1.50)         (0.40)
Net asset value, end of period                     $15.63            $12.31          $13.56         $13.87
Total return++                                       43.80%           (0.04)%          9.64%         28.67%
============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $2,266            $1,437           $936          $805
Ratio of operating expenses to average net assets    1.81%(b)        1.48%(b)         1.61%+         1.98%
Ratio of net operating expenses to average net
 assets including interest expense                    1.82%             --               --             --
Ratio of net investment income/(loss) to average
 net assets                                         (1.25)%         (0.76)%          (0.68)%+       (0.92)%
Portfolio turnover rate                               76%              93%              39%           139%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.81%(b)         1.48%(b)         1.61%+         1.98%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Small Company Fund                For a Share outstanding throughout each period

                                                    Year ended           Year ended
Investor A Shares                                    03/31/00#           03/31/99#
Operating performance:
Net asset value, beginning of period                  $11.43               $15.74
Net investment income/(loss)                           (0.15)               (0.07)
Net realized and unrealized gain/(loss) on
 investments                                           11.19                (3.11)
Net increase/(decrease) in net asset value from
 operations                                            11.04                (3.18)
Distributions:
Dividends from net investment income                      --                   --
Distributions from net realized capital gains          (0.03)               (1.13)
Total dividends and distributions                      (0.03)               (1.13)
Net asset value, end of period                        $22.44               $11.43
Total return++                                         96.91%              (21.32)%
===================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $245,425              $16,143
Ratio of operating expenses to average net assets    1.38%(b)(c)           1.20%(b)
Ratio of net investment income/(loss) to average
 net assets                                           (0.90)%              (0.67)%
Portfolio turnover rate                                 63%                  87%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.47%(b)             1.47%(b)



Investor A Shares                                  Period ended     Period ended  Period ended
                                                     03/31/98*       05/16/97*    08/31/96*(a)
Operating performance:
Net asset value, beginning of period                 $12.05            $10.64        $10.00
Net investment income/(loss)                          (0.02)             0.03          0.05
Net realized and unrealized gain/(loss) on
 investments                                           4.42              1.46          0.64
Net increase/(decrease) in net asset value from
 operations                                            4.40              1.49          0.69
Distributions:
Dividends from net investment income                     --             (0.03)        (0.05)
Distributions from net realized capital gains         (0.71)            (0.05)           --
Total dividends and distributions                     (0.71)            (0.08)        (0.05)
Net asset value, end of period                       $15.74            $12.05        $10.64
Total return++                                        37.02%            13.98%         6.88%
=============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $6,772             $3,697        $2,611
Ratio of operating expenses to average net assets     1.20%+(b)          1.23%+        1.25%+
Ratio of net investment income/(loss) to average
 net assets                                          (0.20)%+            0.30%+        0.66%+
Portfolio turnover rate                                59%                48%           31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.51%+(b)          1.66%+        1.65%+

                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class A Shares, which were reorganized into Small Company Fund Investor A Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatmen's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund is Banc of America Capital Management, Inc.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Small Company Fund                    For a Share outstanding throughout each period
                                                     Year ended           Year ended
Investor B Shares                                     03/31/00#           03/31/99#
Operating performance:
Net asset value, beginning of period                  $11.23               $15.59
Net investment income/(loss)                           (0.25)               (0.11)
Net realized and unrealized gain/(loss) on
 investments                                           10.99                (3.12)
Net increase/(decrease) in net asset value from
 operations                                            10.74                (3.23)
Distributions:
Dividends from net investment income                      --                   --
Distributions from net realized capital gains          (0.03)               (1.13)
Total dividends and distributions                      (0.03)               (1.13)
Net asset value, end of period                        $21.94               $11.23
Total return++                                         95.79%              (21.86)%
====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $13,839               $5,127
Ratio of operating expenses to average net assets      2.13%(b)(c)           1.95%(b)
Ratio of net investment income/(loss) to average
 net assets                                           (1.65)%              (1.42)%
Portfolio turnover rate                                 63%                    87%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        2.22%(b)              2.22%(b)


Investor B Shares                                 Period ended     Period ended  Period ended
                                                    03/31/98*       05/16/97*    08/31/96*(a)
Operating performance:
Net asset value, beginning of period                $12.03            $10.65        $10.00
Net investment income/(loss)                         (0.08)            (0.03)         0.01
Net realized and unrealized gain/(loss) on
 investments                                          4.35              1.46          0.65
Net increase/(decrease) in net asset value from
 operations                                           4.27              1.43          0.66
Distributions:
Dividends from net investment income                    --                --         (0.01)
Distributions from net realized capital gains        (0.71)            (0.05)           --
Total dividends and distributions                    (0.71)            (0.05)        (0.01)
Net asset value, end of period                      $15.59            $12.03        $10.65
Total return++                                       36.06%            13.43%         6.65%
=============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $3,384             $2,635       $1,878
Ratio of operating expenses to average net assets     1.87%+(b)          1.97%+       2.01%+
Ratio of net investment income/(loss) to average
 net assets                                          (0.87)%+          (0.45)%+     (0.07)%+
Portfolio turnover rate                                59%                48%           31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       2.18%+(b)          2.41%+        2.44%+

                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class B Shares, which were reorganized into the Small Company Fund Investor B Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatman's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund is Banc of America Capital Management, Inc.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Small Company Fund                        For a Share outstanding throughout each period

                                                      Year ended             Year ended         Period ended
Investor C Shares                                      03/31/00#             03/31/99#            03/31/98*
Operating performance:
Net asset value, beginning of period                    $11.38                 $15.74              $15.18
Net investment income/(loss)                             (0.23)                 (0.12)              (0.08)
Net realized and unrealized gain/(loss) on
 investments                                             11.09                  (3.11)               1.35
Net increase/(decrease) in net asset value from
 operations                                              10.86                  (3.23)               1.27
Distributions:
Dividends from net investment income                        --                     --                  --
Distributions from net realized capital gains            (0.03)                 (1.13)              (0.71)
Total dividends and distributions                        (0.03)                 (1.13)              (0.71)
Net asset value, end of period                          $22.21                 $11.38              $15.74
Total return ++                                          95.76%                (21.66)%              8.75%
============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $3,588                 $1,951             $3,122
Ratio of operating expenses to average net assets      2.13%(a)(b)             1.70%(a)            1.95%+(a)
Ratio of net investment income/(loss) to average
 net assets                                              (1.65)%                (1.17)%            (0.95)%+
Portfolio turnover rate                                    63%                    87%                59%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           2.22%(a)                2.22%(a)            2.26%+(a)

                           * Small Company Fund Investor C Shares commenced operations on September 22, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations International Value Fund                For a Share outstanding throughout each period

                                                  Year ended     Period ended  Period ended  Year ended  Period ended
Investor A Shares*                                 03/31/00#      03/31/99#      05/15/98     11/30/97    11/30/96**
Operating performance:
Net asset value, beginning of period                $14.43          $15.44        $13.13        $11.29      $10.00
Net investment income                                 0.36            0.14          0.08          0.01        0.04
Net realized and unrealized gain on investments       4.72            0.36          2.52          1.91        1.31
Net increase in net asset value from operations       5.08            0.50          2.60          1.92        1.35
Distributions:
Dividends from net investment income                 (0.25)          (0.17)           --         (0.01)      (0.04)
Dividends in excess of net investment income            --              --            --         (0.05)         --
Distributions from net realized capital gains        (0.49)          (1.34)        (0.29)        (0.02)      (0.02)
Total dividends and distributions                    (0.74)          (1.51)        (0.29)        (0.08)      (0.06)
Net asset value, end of period                      $18.77          $14.43        $15.44        $13.13      $11.29
Total return++                                       35.86%           1.75%        20.22%        17.11%      13.54%
====================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $186,649        $5,960        $5,128        $4,259       $115
Ratio of operating expenses to average net assets    1.49%(a)        1.55%+        1.81%+        1.73%       0.00%+
Ratio of net investment income to average net
 assets                                               1.86%           1.11%+       1.21%+        0.26%       1.83%+
Portfolio turnover rate                               12%(b)          44%           88%            29%        50%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.59%(a)        1.64%+        1.82%+        1.93%      57.40%+

                           * The financial information for the fiscal periods through May 22, 1998 reflect the financial information for the Emerald International Equity Fund's Retail Shares, which were reorganized into the International Value Fund Investor A Shares as of May 22, 1998.
                           ** International Value Fund Investor A Shares commenced operations on December 27, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.


Nations International Value Fund              For a Share outstanding throughout each period

                                                    Year ended       Period ended
Investor B Shares                                    03/31/00#        03/31/99*#
Operating performance:
Net asset value, beginning of period                   $14.40            $14.33
Net investment income                                    0.22              0.06
Net realized and unrealized gain on investments          4.66              0.76
Net increase in net asset value from operations          4.88              0.82
Distributions:
Dividends from net investment income                    (0.15)            (0.13)
Dividends in excess of net investment income               --                --
Distributions from net realized capital gains           (0.49)            (0.62)
Total dividends and distributions                       (0.64)            (0.75)
Net asset value, end of period                         $18.64            $14.40
Total return++                                          34.51%             1.25%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $50,999           $4,296
Ratio of operating expenses to average net assets      2.24%(a)          2.30%+
Ratio of net investment income to average net
 assets                                                 1.11%            0.36%+
Portfolio turnover rate                                 12%(b)             44%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        2.34%(a)          2.39%+

                           * International Value Fund Investor B Shares commenced operations on May 22, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations International Value Fund                  For a Share outstanding throughout each period

                                                   Year ended       Period ended
Investor C Shares                                   03/31/00#        03/31/99*#
Operating performance:
Net asset value, beginning of period                  $14.41            $13.33
Net investment income                                   0.21              0.06
Net realized and unrealized gain on investments         4.69              1.77
Net increase in net asset value from operations         4.90              1.83
Distributions:
Dividends from net investment income                   (0.17)            (0.13)
Dividends in excess of net investment income              --                --
Distributions from net realized capital gains          (0.49)            (0.62)
Total dividends and distributions                      (0.66)            (0.75)
Net asset value, end of period                        $18.65            $14.41
Total return++                                         34.64%             3.98%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $13,725            $182
Ratio of operating expenses to average net assets      2.24%(a)          2.30%+
Ratio of net investment income to average net
 assets                                                1.11%             0.36%+
Portfolio turnover rate                                12%(b)            44%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.34%(a)          2.39%+

                           * International Value Fund Investor C Shares commenced operations on June 15, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations International Equity Fund                 For a Share outstanding throughout each period

                                                       Year ended    Year ended
Investor A Shares                                       03/31/00#    03/31/99#
Operating performance:
Net asset value, beginning of period                      $13.97       $14.67
Net investment income/(loss)                                0.06         0.08
Net realized and unrealized gain/(loss) on
 investments                                                4.86         0.40
Net increase/(decrease) in net asset value from
 operations                                                 4.92         0.48
Distributions:
Dividends from net investment income                       (0.05)       (0.11)
Distributions in excess of net investment income              --           --
Distributions from net realized capital gains             (2.33)        (1.07)
Distributions in excess of net realized capital gains        --            --
Total dividends and distributions                         (2.38)        (1.18)
Net asset value, end of period                           $16.51        $13.97
Total return++                                            39.54%         3.59%
===============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $43,111      $12,785
Ratio of operating expenses to average net assets           1.39%         1.38%
Ratio of net investment income/(loss) to average
 net assets                                                  0.44%         0.54%
Portfolio turnover rate                                     129%(b)        146%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               1.43%         1.38%

Investor A Shares                                      Year ended  Year ended  Period ended   Year ended
                                                       03/31/98#   03/31/97#   03/31/96(a)#   05/31/95#
Operating performance:
Net asset value, beginning of period                     $13.01     $13.39      $11.67         $12.00
Net investment income/(loss)                               0.07       0.05        0.04           0.11
Net realized and unrealized gain/(loss) on
 investments                                               1.94       0.11        1.78          (0.20)
Net increase/(decrease) in net asset value from
 operations                                                2.01       0.16        1.82          (0.09)
Distributions:
Dividends from net investment income                      (0.15)    (0.09)      (0.04)          (0.02)
Distributions in excess of net investment income          (0.04)    (0.00)*     (0.04)             --
Distributions from net realized capital gains             (0.16)    (0.42)      (0.02)          (0.12)
Distributions in excess of net realized capital gains        --     (0.03)         --           (0.10)
Total dividends and distributions                         (0.35)    (0.54)      (0.10)          (0.24)
Net asset value, end of period                           $14.67    $13.01      $13.39          $11.67
Total return++                                            15.77%     1.08%      15.66%          (0.69)%
======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $13,477    $9,443      $7,643         $4,877
Ratio of operating expenses to average net assets          1.39%     1.41%       1.42%+         1.28%
Ratio of net investment income/(loss) to average
 net assets                                                 0.51%     0.37%       0.40%+         0.92%
Portfolio turnover rate                                      64%      36%         26%            92%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              1.39%     1.41%       1.43%+         1.29%

                           * Amount represents less than $0.01 per share.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations International Equity Fund                    For a Share outstanding throughout each period
                                                       Year ended    Year ended  Year ended
Investor B Shares                                       03/31/00#    03/31/99#   03/31/98#
Operating performance:
Net asset value, beginning of period                      $13.75       $14.56     $12.83
Net investment income/(loss)                               (0.05)       (0.03)     (0.03)
Net realized and unrealized gain/(loss) on
 investments                                                4.72         0.38       1.92
Net increase/(decrease) in net asset value from
 operation                                                  4.67         0.35       1.89
Distributions:
Dividends from net investment income                       (0.03)       (0.09)        --
Distributions in excess of net investment income              --           --         --
Distributions from net realized capital gains              (2.33)       (1.07)     (0.16)
Distributions in excess of net realized capital gains         --           --         --
Total dividends and distributions                          (2.36)       (1.16)     (0.16)
Net asset value, end of period                            $16.06       $13.75     $14.56
Total return++                                             38.14%        2.65%     14.93%
===========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's):                      $32,073      $28,266     $34,119
Ratio of operating expenses to average net assets           2.14%        2.13%       2.14%
Ratio of net investment income/(loss) to average
 net assets                                                (0.31)%      (0.21)%    (0.24)%
Portfolio turnover rate                                     129%(b)       146%         64%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               2.18%        2.13%       2.14%



Investor B Shares                                      Year ended   Period ended   Year ended
                                                        03/31/97#   03/31/96(a)#   05/31/95#
Operating performance:
Net asset value, beginning of period                    $13.27      $11.56          $11.96
Net investment income/(loss)                             (0.05)      (0.02)           0.05
Net realized and unrealized gain/(loss) on
 investments                                              0.10        1.78           (0.22)
Net increase/(decrease) in net asset value from
 operation                                                0.05        1.76           (0.17)
Distributions:
Dividends from net investment income                     (0.04)         --           (0.01)
Distributions in excess of net investment income         (0.00)*     (0.03)             --
Distributions from net realized capital gains            (0.42)      (0.02)          (0.12)
Distributions in excess of net realized capital gains    (0.03)         --           (0.10)
Total dividends and distributions                        (0.49)      (0.05)          (0.23)
Net asset value, end of period                           $12.83      $13.27         $11.56
Total return++                                            0.28%      15.25%          (1.30)%
============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's):                    $36,698     $40,426         $31,372
Ratio of operating expenses to average net assets         2.16%       1.99%+          1.78%
Ratio of net investment income/(loss) to average
 net assets                                               (0.38)%    (0.17)%+         0.42%
Portfolio turnover rate                                     36%        26%              92%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             2.16%      2.00%+          1.79%

                           * Amount represents less than $0.01 per share.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations International Equity Fund                  For a Share outstanding throughout each period
                                                       Year ended    Year ended
Investor C Shares                                       03/31/00#    03/31/99#
Operating performance:
Net asset value, beginning of period                      $13.52       $14.34
Net investment income/(loss)                               (0.03)       (0.03)
Net realized and unrealized gain/(loss) on
 investments                                                4.60         0.37
Net increase/(decrease) in net asset value from
 operations                                                 4.57         0.34
Distributions:
Dividends from net investment income                       (0.04)       (0.09)
Distributions in excess of net investment income              --           --
Distributions from net realized capital gains              (2.33)       (1.07)
Distributions in excess of net realized capital gains         --           --
Total dividends and distributions                          (2.37)       (1.16)
Net asset value, end of period                            $15.72       $13.52
Total return++                                             38.12%        2.63%
==============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $987         $824
Ratio of operating expenses to average net assets          2.14%        2.13%
Ratio of net investment income/(loss) to average
 net assets                                               (0.31)%      (0.21)%
Portfolio turnover rate                                    129%(b)      146%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              2.18%        2.13%

Investor C Shares                                      Year ended  Year ended  Period ended   Year ended
                                                       03/31/98#   03/31/97#   03/31/96(a)#   05/31/95#
Operating performance:
Net asset value, beginning of period                    $12.74      $13.13      $11.45         $11.86
Net investment income/(loss)                             (0.01)       0.02       (0.03)          0.02
Net realized and unrealized gain/(loss) on
 investments                                              1.89        0.10        1.75          (0.21)
Net increase/(decrease) in net asset value from
 operations                                               1.88        0.12        1.72          (0.19)
Distributions:
Dividends from net investment income                     (0.10)      (0.06)         --             --
Distributions in excess of net investment income         (0.02)      (0.00)*     (0.02)            --
Distributions from net realized capital gains            (0.16)      (0.42)      (0.02)         (0.12)
Distributions in excess of net realized capital gains       --       (0.03)         --          (0.10)
Total dividends and distributions                        (0.28)      (0.51)      (0.04)         (0.22)
Net asset value, end of period                          $14.34      $12.74      $13.13         $11.45
Total return++                                           15.05%       0.77%      15.09%         (1.56)%
======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $933        $988       $652             $495
Ratio of operating expenses to average net assets        1.97%       1.66%     2.09%+            2.03%
Ratio of net investment income/(loss) to average
 net assets                                             (0.07)%      0.12%     (0.27)%+          0.17%
Portfolio turnover rate                                   64%         36%        26%              92%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.97%       1.66%     2.10%+           2.04%

                           * Amount represents less than $0.01 per share.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations Emerging Markets Fund                For a Share outstanding throughout each period

                                                  Year ended     Year ended     Year ended  Year ended  Period ended
Investor A Shares                                  03/31/00#      03/31/99#      03/31/98#   03/31/97#    03/31/96*#
Operating performance:
Net asset value, beginning of period                 $8.09       $10.57           $11.39      $10.32      $10.00
Net investment income/(loss)                         (0.09)        0.10             0.01       (0.01)      (0.05)
Net realized and unrealized gain/(loss) on
 investments                                          7.65        (2.52)           (0.75)       1.21        0.37
Net increase/(decrease) in net asset value from
 operations                                           7.56        (2.42)           (0.74)       1.20        0.32
Distributions:
Dividends from net investment income                    --        (0.06)           (0.08)      (0.02)         --
Distributions in excess of net investment income        --           --               --       (0.05)         --
Distributions from net realized capital gains           --           --               --       (0.06)         --
Total dividends and distributions                       --        (0.06)           (0.08)      (0.13)         --
Net asset value, end of period                      $15.65        $8.09           $10.57      $11.39      $10.32
Total return++                                       93.33%      (22.90)%          (6.60)%     11.74%       3.20%
=================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $3,087         $951            $652        $894        $477
Ratio of operating expenses to average net assets     2.15%        2.03%(b)        1.82%       1.99%       2.38%+
Ratio of net operating expenses to average net
 assets including interest expense                    2.16%         (a)             --          --          --
Ratio of net investment income/(loss) to average
 net assets                                         (0.65)%       1.41%            0.11%      (0.12)%     (0.63)%+
Portfolio turnover rate                               61%           71%             63%         31%         17%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        2.79%        2.23%(b)         1.82%       1.99%       2.38%+

                           * Emerging Markets Fund Investor A Shares commenced operations on June 30, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Emerging Markets Fund                    For a Share outstanding throughout each period

                                                   Year ended     Year ended     Year ended  Year ended  Period ended
Investor B Shares                                  03/31/00#      03/31/99#      03/31/98#   03/31/97#    03/31/96*#
Operating performance:
Net asset value, beginning of period                 $7.99       $10.49          $11.31       $10.26      $10.00
Net investment income/(loss)                         (0.16)        0.05           (0.07)       (0.09)      (0.11)
Net realized and unrealized gain/(loss) on
 investments                                          7.49        (2.50)          (0.75)        1.20        0.37
Net increase/(decrease) in net asset value from
 operations                                           7.33        (2.45)          (0.82)        1.11        0.26
Distributions:
Dividends from net investment income                    --        (0.05)             --           --          --
Distributions in excess of net investment income        --           --              --           --          --
Distributions from net realized capital gains           --           --              --        (0.06)         --
Total dividends and distributions                       --        (0.05)             --        (0.06)         --
Net asset value, end of period                      $15.32        $7.99          $10.49       $11.31      $10.26
Total return++                                       91.74%      (23.42)%         (7.25)%      10.88%       2.60%
=================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $3,468        $1,579          $1,247      $1,499      $1,209
Ratio of operating expenses to average net assets     2.90%        2.78%(b)        2.57%       2.74%       3.13%+
Ratio of net operating expenses to average net
 assets including interest expense                    2.91%         (a)             --          --          --
Ratio of net investment income/(loss) to average
 net assets                                         (1.40)%       0.66%           (0.64)%     (0.87)%     (1.38)%+
Portfolio turnover rate                               61%           71%             63%         31%         17%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        3.54%        2.98%(b)         2.57%       2.74%       3.13%+

                           * Emerging Markets Fund Investor B Shares commenced operations on June 30, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Emerging Markets Fund                For a Share outstanding throughout each period

                                                 Year ended     Year ended     Year ended  Year ended  Period ended
Investor C Shares                                03/31/00#      03/31/99#      03/31/98#   03/31/97#    03/31/96*#
Operating performance:
Net asset value, beginning of period                 $7.98       $10.47          $11.34      $10.27      $10.00
Net investment income/(loss)                         (0.14)        0.05           (0.05)      (0.04)      (0.10)
Net realized and unrealized gain/(loss) on
 investments                                          7.47        (2.49)          (0.75)       1.20        0.37
Net increase/(decrease) in net asset value from
 operations                                           7.33        (2.44)          (0.80)       1.16        0.27
Distributions:
Dividends from net investment income                    --        (0.05)          (0.07)      (0.01)         --
Distributions in excess of net investment income        --           --              --       (0.02)         --
Distributions from net realized capital gains           --           --              --       (0.06)         --
Total dividends and distributions                       --        (0.05)          (0.07)      (0.09)         --
Net asset value, end of period                      $15.31        $7.98          $10.47      $11.34      $10.27
Total return++                                       91.73%      (23.37)%         (7.17)%     11.34%       2.70%
=================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $120          $86            $293       $226         $23
Ratio of operating expenses to average net assets     2.90%        2.78%(b)        2.40%       2.24%       3.02%+
Ratio of net operating expenses to average net
 assets including interest expense                    2.91%         (a)             --         --           --
Ratio of net investment income/(loss) to average
 net assets                                         (1.40)%         0.66%         (0.47)%    (0.37)%     (1.27)%+
Portfolio turnover rate                               61%           71%             63%         31%         17%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        3.54%        2.98%(b)        2.40%       2.24%       3.02%+

                           * Emerging Markets Fund Investor C Shares commenced operations on June 30, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations LargeCap Index Fund                      For a Share outstanding throughout each period

                                                   Year ended          Year ended
Investor A Shares                                   03/31/00#           03/31/99
Operating performance:
Net asset value, beginning of period                  $24.94               $22.31
Net investment income                                   0.19                 0.19
Net realized and unrealized gain/(loss) on
 investments                                            4.08                 3.63
Net increase in net asset value from operations         4.27                 3.82
Distributions:
Dividends from net investment income                   (0.19)               (0.20)
Distributions from net realized capital gains          (0.26)               (0.99)
Total dividends and distributions                      (0.45)               (1.19)
Net asset value, end of period                        $28.76               $24.94
Total return++                                        17.32%                18.00%
===================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $28,943               $13,827
Ratio of operating expenses to average net assets    0.60%(b)(c)           0.60%(b)
Ratio of net operating expenses to average net
 assets including interest expense                       --                    --
Ratio of net investment income to average net
 assets                                                 0.71%                 0.92%
Portfolio turnover rate                                   7%                    4%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.96%(b)             0.96%(b)


Investor A Shares                                   Year ended       Year ended       Period ended     Period ended
                                                     03/31/98#        03/31/97         03/31/96(a)      11/30/95*
Operating performance:
Net asset value, beginning of period                  $15.87           $13.58           $12.91            $12.29
Net investment income                                   0.21             0.25             0.06              0.03
Net realized and unrealized gain/(loss) on
 investments                                            7.05             2.32             0.87              0.59
Net increase in net asset value from operations         7.26             2.57             0.93              0.62
Distributions:
Dividends from net investment income                   (0.23)           (0.23)          (0.12)                --
Distributions from net realized capital gains          (0.59)           (0.05)          (0.14)                --
Total dividends and distributions                      (0.82)           (0.28)          (0.26)                --
Net asset value, end of period                        $22.31           $15.87           $13.58            $12.91
Total return++                                         46.58%           19.06%            7.26%             5.04%
=================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $4,595           $2,574           $95                $11
Ratio of operating expenses to average net assets     0.60%(b)         0.60%(b)         0.35%+(c)          0.62%+
Ratio of net operating expenses to average net
 assets including interest expense                     0.61%             --               --                0.63%+
Ratio of net investment income to average net
 assets                                                1.14%            1.66%            1.99%+             2.19%+
Portfolio turnover rate                                 26%               5%               2%                18%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.91%(b)         0.95%(b)         0.73%+             1.03%+

                           * LargeCap Index Fund Investor A Shares commenced operations on October 10, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations SmallCap Index Fund                      For a Share outstanding throughout each period

                                                   Year ended
Investor A Shares                                   03/31/00#
Operating performance:
Net asset value, beginning of period                 $11.03
Net investment income                                  0.01
Net realized and unrealized gain/(loss) on
 investments                                           2.49
Net increase/(decrease) in net asset value from
 operations                                            2.50
Distributions:
Dividends from net investment income                  (0.01)
Distributions from net realized capital gains          0.00
Total dividends and distributions                     (0.01)
Net asset value, end of period                       $13.52
Total return++                                        22.67%
============================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $7,610
Ratio of operating expenses to average net assets    0.75%(a)
Ratio of net operating expenses to average net
 assets including interest expense                   0.76%(a)
Ratio of net investment income to average net
 assets                                               0.10%
Portfolio turnover rate                                53%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.02%(a)


                                                     Year ended             Year ended        Period ended
Investor A Shares                                     03/31/99#               03/31/98          03/31/97*
Operating performance:
Net asset value, beginning of period                   $14.08                  $9.82               $10.00
Net investment income                                    0.03                   0.03                 0.03
Net realized and unrealized gain/(loss) on
 investments                                            (2.91)                  4.57                (0.18)
Net increase/(decrease) in net asset value from
 operations                                             (2.88)                  4.60                (0.15)
Distributions:
Dividends from net investment income                    (0.03)                 (0.03)               (0.03)
Distributions from net realized capital gains           (0.14)                 (0.31)                  --
Total dividends and distributions                       (0.17)                 (0.34)               (0.03)
Net asset value, end of period                          $11.03                $14.08                $9.82
Total return++                                          (20.67)%               47.35%               (1.52)%
===========================================================================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $9,782                 $13,768               $334
Ratio of operating expenses to average net assets     0.75%(a)(b)             0.75%(a)(b)           0.75%+
Ratio of net operating expenses to average net
 assets including interest expense                        --                     --                    --
Ratio of net investment income to average net
 assets                                                  0.27%                   0.27%               0.80%+
Portfolio turnover rate                                   65%                    62%                   18%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.07%(a)                1.27%(a)              1.46%+

                           * SmallCap Index Fund Investor A Shares commenced operations on October 15, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was 0.01%.

Nations Managed Index Fund                    For a Share outstanding throughout each period

                                                   Year ended          Year ended
Investor A Shares                                   03/31/00#           03/31/99#
Operating performance:
Net asset value, beginning of period                  $19.39               $17.14
Net investment income                                   0.11                 0.14
Net realized and unrealized gain on investments         2.78                 2.39
Net increase in net asset value from operations         2.89                 2.53
Distributions:
Dividends from net investment income                   (0.11)               (0.13)
Distributions from net realized capital gains          (0.13)               (0.15)
Total dividends and distributions                      (0.24)               (0.28)
Net asset value, end of period                        $22.04               $19.39
Total return++                                         15.04%               14.97%
===================================================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $51,433             $51,439
Ratio of operating expenses to average net assets     0.75%(a)(b)           0.75%(a)
Ratio of net investment income to average net
 assets                                                 0.55%                 0.78%
Portfolio turnover rate                                 64%                   35%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.97%(a)              0.98%(a)



                                                     Year ended          Period ended
Investor A Shares                                     03/31/98             03/31/97*
Operating performance:
Net asset value, beginning of period                  $11.89                $10.00
Net investment income                                   0.14                  0.12
Net realized and unrealized gain on investments         5.40                  1.89
Net increase in net asset value from operations         5.54                  2.01
Distributions:
Dividends from net investment income                   (0.14)                (0.12)
Distributions from net realized capital gains          (0.15)                   --
Total dividends and distributions                      (0.29)                (0.12)
Net asset value, end of period                        $17.14                $11.89
Total return++                                         47.21%                20.12%
===================================================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $25,447               $3,038
Ratio of operating expenses to average net assets    0.75%(a)(b)           0.75%+(a)
Ratio of net investment income to average net
 assets                                                 1.01%                 1.67%+
Portfolio turnover rate                                 30%                   17%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.05%(a)            1.30%+(a)

                           * Managed Index Fund Investor A Shares commenced operations on July 31, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Short-Term Income Fund                 For a Share outstanding throughout each period

                                                 Year ended       Year ended
Investor A Shares                                 03/31/00         03/31/99
Operating performance:
Net asset value, beginning of period                $9.79            $9.77
Net investment income                                0.54             0.54
Net realized and unrealized gain/(loss) on
 investments                                        (0.28)            0.02
Net increase/(decrease) in net asset value from
 operations                                          0.26             0.56
Distributions:
Dividends from net investment income                (0.54)           (0.54)
Total dividends and distributions                   (0.54)           (0.54)
Net asset value, end of period                      $9.51            $9.79
Total return++                                       2.76%            5.85%
============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $11,831          $14,652
Ratio of operating expenses to average net assets    0.73%(c)         0.70%(c)
Ratio of net investment income to average net
 assets                                              5.63%            5.50%
Portfolio turnover rate                                62%              64%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       0.88%(c)         1.05%(c)



Investor A Shares                                   Year ended          Year ended     Period ended   Year ended
                                                     03/31/98            03/31/97#     03/31/96(a)#   11/30/95#
Operating performance:
Net asset value, beginning of period                 $9.68                 $9.76            $9.84          $9.48
Net investment income                                 0.54                  0.56             0.19           0.59
Net realized and unrealized gain/(loss) on
 investments                                          0.09                 (0.08)           (0.08)          0.36
Net increase/(decrease) in net asset value from
 operations                                           0.63                  0.48             0.11           0.95
Distributions:
Dividends from net investment income                 (0.54)                (0.56)           (0.19)          (0.59)
Total dividends and distributions                    (0.54)                (0.56)           (0.19)          (0.59)
Net asset value, end of period                       $9.77                 $9.68            $9.76           $9.84
Total return++                                        6.67%                 5.04%            1.13%          10.29%
==================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $13,688               $6,169           $2,810         $2,969
Ratio of operating expenses to average net assets   0.76%(b)(c)           0.75%(b)          0.75%+          0.76%
Ratio of net investment income to average net
 assets                                               5.55%                 5.77%            5.87%+          6.12%
Portfolio turnover rate                                 66%                  172%              73%            224%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.06%(c)              1.05%            1.08%+          1.06%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Short-Term Income Fund               For a Share outstanding throughout each period

                                                   Year ended       Year ended
Investor B Shares                                   03/31/00         03/31/99
Operating performance:
Net asset value, beginning of period                $9.79            $9.77
Net investment income                                0.51             0.52
Net realized and unrealized gain/(loss) on
 investments                                        (0.28)            0.02
Net increase/(decrease) in net asset value from
 operations                                          0.23             0.54
Distributions:
Dividends from net investment income                (0.51)           (0.52)
Total dividends and distributions                   (0.51)           (0.52)
Net asset value, end of period                      $9.51            $9.79
Total return++                                       2.40%            5.70%
============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $2,914           $5,825
Ratio of operating expenses to average net assets    1.05%(c)         0.85%(c)
Ratio of net investment income to average net
 assets                                              5.31%            5.35%
Portfolio turnover rate                                62%              64%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.63%(c)         1.80%(c)



Investor B Shares                                 Year ended          Year ended     Period ended   Year ended
                                                   03/31/98            03/31/97#     03/31/96(a)#   11/30/95#
Operating performance:
Net asset value, beginning of period                 $9.68                 $9.76            $9.84          $9.48
Net investment income                                 0.53                  0.55             0.19           0.57
Net realized and unrealized gain/(loss) on
 investments                                          0.09                 (0.08)           (0.08)          0.36
Net increase/(decrease) in net asset value from
 operations                                           0.62                  0.47             0.11           0.93
Distributions:
Dividends from net investment income                 (0.53)                (0.55)           (0.19)          (0.57)
Total dividends and distributions                    (0.53)                (0.55)           (0.19)          (0.57)
Net asset value, end of period                       $9.77                 $9.68            $9.76          $9.84
Total return++                                        6.51%                 4.89%            1.08%          10.10%
==================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $4,602                $5,536           $7,339         $8,873
Ratio of operating expenses to average net assets   0.91%(b)(c)           0.90%(b)         0.90%+          0.91%
Ratio of net investment income to average net
 assets                                               5.40%                 5.62%            5.72%+          5.97%
Portfolio turnover rate                                 66%                  172%              73%            224%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.21%(c)              1.20%            1.23%+          1.21%

                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Short-Term Income Fund                    For a Share outstanding throughout each period

                                                     Year ended       Year ended
Investor C Shares                                     03/31/00         03/31/99
Operating performance:
Net asset value, beginning of period                    $9.79            $9.77
Net investment income                                    0.47             0.52
Net realized and unrealized gain/(loss) on
 investments                                            (0.28)            0.02
Net increase/(decrease) in net asset value from
 operations                                              0.19             0.54
Distributions:
Dividends from net investment income                    (0.47)           (0.52)
Total dividends and distributions                       (0.47)           (0.52)
Net asset value, end of period                          $9.51            $9.79
Total return++                                           1.97%            5.64%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $987           $1,744
Ratio of operating expenses to average net assets        1.50%(c)       1.01%(c)
Ratio of net investment income to average net assets     4.86%           5.19%
Portfolio turnover rate                                   62%              64%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.63%(c)         1.80%(c)



Investor C Shares                                       Year ended          Year ended     Period ended   Year ended
                                                         03/31/98            03/31/97#     03/31/96(a)#   11/30/95#
Operating performance:
Net asset value, beginning of period                     $9.68                 $9.76            $9.84          $9.48
Net investment income                                     0.53                  0.55             0.19           0.57
Net realized and unrealized gain/(loss) on
 investments                                              0.09                 (0.08)           (0.08)          0.36
Net increase/(decrease) in net asset value from
 operations                                               0.62                  0.47             0.11           0.93
Distributions:
Dividends from net investment income                     (0.53)                (0.55)           (0.19)          (0.57)
Total dividends and distributions                        (0.53)                (0.55)           (0.19)          (0.57)
Net asset value, end of period                           $9.77                 $9.68            $9.76           $9.84
Total return++                                            6.51%                 4.89%            1.07%          10.08%
======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $2,992                $4,063           $6,121         $6,056
Ratio of operating expenses to average net assets         0.91%(b)(c)           0.90%(b)         0.90%+          0.91%
Ratio of net investment income to average net assets     5.40%                 5.62%            5.72%+          5.97%
Portfolio turnover rate                                     66%                  172%              73%            224%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.21%(c)              1.20%            1.23%+          1.21%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


Nations Short-Intermediate Government Fund       For a Share outstanding throughout each period

                                                     Year ended       Year ended     Year ended
Investor A Shares                                     03/31/00         03/31/99       03/31/98
Operating performance:
Net asset value, beginning of period                   $4.10            $4.12              $3.99
Net investment income                                   0.22             0.21               0.22
Net realized and unrealized gain/(loss) on
 investments                                           (0.16)           (0.02)              0.13
Net increase/(decrease) in net asset value from
 operations                                             0.06             0.19               0.35
Distributions:
Dividends from net investment income                   (0.22)           (0.21)             (0.22)
Distributions from net realized capital gains             --               --                 --
Total dividends and distributions                      (0.22)           (0.21)             (0.22)
Net asset value, end of period                         $3.94            $4.10              $4.12
Total return++                                          1.43%            4.76%              8.89%
=================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $45,341          $44,793           $49,478
Ratio of operating expenses to average net assets      0.80%(d)         0.78%(d)            0.81%
Ratio of net investment income to average net assets    5.39%            5.16%               5.33%
Portfolio turnover rate                                 177%             242%                538%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.90%(d)         1.03%(d)            1.01%


Investor A Shares                                     Year ended         Period ended      Year ended
                                                       03/31/97#         03/31/96(b)#       11/30/95#
Operating performance:
Net asset value, beginning of period                    $4.07                   $4.14            $3.93
Net investment income                                    0.22                    0.07             0.23
Net realized and unrealized gain/(loss) on
 investments                                            (0.08)                  (0.07)            0.21
Net increase/(decrease) in net asset value from
 operations                                              0.14                    0.00             0.44
Distributions:
Dividends from net investment income                    (0.22)                  (0.07)(a)        (0.23)(a)
Distributions from net realized capital gains              --                      --               --
Total dividends and distributions                       (0.22)                  (0.07)           (0.23)
Net asset value, end of period                          $3.99                   $4.07            $4.14
Total return++                                           3.51%                   0.00%##         11.48%
========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $42,468                $57,381          $64,848
Ratio of operating expenses to average net assets       0.83%(c)(d)             0.83%+           0.80%
Ratio of net investment income to average net assets     5.53%                   5.12%+           5.68%
Portfolio turnover rate                                  529%                    189%             328%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.03%(d)                1.06%+           1.00%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than 0.01%.
                           (a) Includes distribution in excess of less than $0.01 per share.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Short-Intermediate Government Fund            For a Share outstanding through each period

                                                      Year ended       Year ended     Year ended
Investor B Shares                                      03/31/00         03/31/99       03/31/98
Operating performance:
Net asset value, beginning of period                   $4.10            $4.12            $3.99
Net investment income                                   0.19             0.19             0.20
Net realized and unrealized gain/(loss) on
 investments                                           (0.16)           (0.02)            0.13
Net increase/(decrease) in net asset value from
 operations                                             0.03             0.17             0.33
Distributions:
Dividends from net investment income                   (0.19)           (0.19)            (0.20)
Distributions from net realized capital gains             --               --                --
Total dividends and distributions                      (0.19)           (0.19)            (0.20)
Net asset value, end of period                         $3.94            $4.10             $4.12
Total return++                                          0.70%            4.14%             8.35%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $8,400           $9,591           $9,815
Ratio of operating expenses to average net assets      1.51%(d)         1.38%(d)          1.34%
Ratio of net investment income to average net assets    4.68%            4.56%             4.80%
Portfolio turnover rate                                 177%             242%              538%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.65%(d)         1.78%(d)          1.54%



Investor B Shares                                            Year ended      Period ended      Year ended
                                                              03/31/97#      03/31/96(b)#       11/30/95#
Operating performance:
Net asset value, beginning of period                    $4.07                   $4.14            $3.93
Net investment income                                    0.20                    0.07             0.21
Net realized and unrealized gain/(loss) on
 investments                                            (0.08)                  (0.07)            0.21
Net increase/(decrease) in net asset value from
 operations                                              0.12                    0.00             0.42
Distributions:
Dividends from net investment income                    (0.20)                  (0.07)(a)        (0.21)(a)
Distributions from net realized capital gains              --                      --               --
Total dividends and distributions                       (0.20)                  (0.07)           (0.21)
Net asset value, end of period                          $3.99                   $4.07            $4.14
Total return++                                           3.10%                  (0.13)%          11.02%
========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $10,788                $13,789          $14,893
Ratio of operating expenses to average net assets       1.23%(c)(d)             1.23%+           1.20%
Ratio of net investment income to average net assets     5.13%                   4.72%+           5.28%
Portfolio turnover rate                                  529%                    189%             328%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.43%(d)                1.46%+           1.40%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Includes distribution in excess of less than $0.01 per share.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Short-Intermediate Government Fund        For a Share outstanding throughout each period

                                                      Year ended       Year ended     Year ended
Investor C Shares                                      03/31/00         03/31/99       03/31/98
Operating performance:
Net asset value, beginning of period                   $4.09            $4.12            $3.99
Net investment income                                   0.19             0.19             0.20
Net realized and unrealized gain/(loss) on
 investments                                           (0.16)           (0.03)            0.13
Net increase/(decrease) in net asset value from
 operations                                             0.03             0.16             0.33
Distributions:
Dividends from net investment income                   (0.19)           (0.19)            (0.20)
Distributions from net realized capital gains             --               --                --
Total dividends and distributions                      (0.19)           (0.19)            (0.20)
Net asset value, end of period                         $3.93            $4.09             $4.12
Total return++                                          0.74%            4.05%             8.45%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $661             $1,190           $1,808
Ratio of operating expenses to average net assets      1.54%(d)         1.34%(d)          1.31%
Ratio of net investment income to average net assets    4.65%            4.60%             4.83%
Portfolio turnover rate                                 177%             242%              538%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.65%(d)         1.78%(d)          1.51%

Investor C Shares                                     Year ended         Period ended      Year ended
                                                       03/31/97#         03/31/96(b)#       11/30/95#
Operating performance:
Net asset value, beginning of period                    $4.07                 $4.14          $3.93
Net investment income                                    0.21                  0.07           0.22
Net realized and unrealized gain/(loss) on
 investments                                            (0.08)                (0.07)          0.21
Net increase/(decrease) in net asset value from
 operations                                              0.13                  0.00           0.43
Distributions:
Dividends from net investment income                    (0.21)                (0.07)(a)      (0.22)(a)
Distributions from net realized capital gains              --                    --             --
Total dividends and distributions                       (0.21)                (0.07)         (0.22)
Net asset value, end of period                          $3.99                 $4.07          $4.14
Total return++                                           3.21%                (0.10)%        11.15%
========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $8,334               $11,820          $13,206
Ratio of operating expenses to average net assets       1.13%(c)(d)           1.13%+           1.10%
Ratio of net investment income to average net assets     5.23%                 4.82%+           5.38%
Portfolio turnover rate                                  529%                  189%             328%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.33%(d)              1.36%+           1.30%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Includes distribution in excess of less than $0.01 per share.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Securities Fund              For a Share outstanding throughout each period

                                                     Year ended       Year ended
Investor A Shares                                     03/31/00         03/31/99#
Operating performance:
Net asset value, beginning of period                    $9.86            $9.90
Net investment income                                    0.57             0.56
Net realized and unrealized gain/(loss) on
 investments                                            (0.50)           (0.05)
Net increase/(decrease) in net asset value from
 operations                                              0.07             0.51
Distributions:
Dividends from net investment income                    (0.56)           (0.55)
Distributions in excess of net investment income           --               --
Distributions from capital                                 --               --
Total dividends and distributions                       (0.56)           (0.55)
Net asset value, end of period                          $9.37            $9.86
Total return++                                           0.80%            5.16%
================================================================================
Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000's)                    $57,485          $19,167
Ratio of operating expenses to average net assets        1.03%(c)         0.98%(d)
Ratio of net investment income to average net assets    5.92%            5.45%
Portfolio turnover rate                                   348%             600%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.15%            1.09%(d)


Investor A Shares                                    Year ended              Year ended      Period ended     Year ended
                                                      03/31/98               03/31/97#       03/31/96(a)#      05/31/95#
Operating performance:
Net asset value, beginning of period                     $9.39                 $9.67              $9.86          $9.80
Net investment income                                     0.52                  0.58               0.50           0.61
Net realized and unrealized gain/(loss) on
 investments                                              0.51                 (0.30)             (0.19)          0.06
Net increase/(decrease) in net asset value from
 operations                                               1.03                  0.28               0.31           0.67
Distributions:
Dividends from net investment income                     (0.52)                (0.56)             (0.48)          (0.57)
Distributions in excess of net investment income            --                    --              (0.02)             --
Distributions from capital                                  --                 (0.00)(b)             --           (0.04)
Total dividends and distributions                        (0.52)                (0.56)             (0.50)          (0.61)
Net asset value, end of period                           $9.90                 $9.39              $9.67           $9.86
Total return++                                           11.37%                 2.92%              3.20%           7.29%
=======================================================================================================================
Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000's)                     $8,509                $9,852             $11,662        $10,928
Ratio of operating expenses to average net assets      1.10%(c)(d)              1.05%              1.05%+          1.01%
Ratio of net investment income to average net assets      5.38%                 6.03%              6.11%+          6.44%
Portfolio turnover rate                                    303%                  468%               199%            413%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.24%(d)              1.19%              1.20%+          1.19%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year ended changed to March 31. Prior to this, the fiscal year ended was May 31.
                           (b) Amount represents less than $0.01.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Securities Fund                For a Share outstanding throughout each period

                                                     Year ended       Year ended
Investor B Shares*                                    03/31/00         03/31/99#
Operating performance:
Net asset value, beginning of period                    $9.86            $9.90
Net investment income                                    0.49             0.49
Net realized and unrealized gain/(loss) on
 investments                                            (0.48)           (0.04)
Net increase/(decrease) in net asset value from
 operations                                              0.01             0.45
Distributions:
Dividends from net investment income                    (0.49)           (0.49)
Distributions in excess of net investment income           --               --
Distributions from capital                                --               --
Total dividends and distributions                       (0.49)           (0.49)
Net asset value, end of period                          $9.38            $9.86
Total return++                                           0.22%            4.53%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $26,988          $30,109
Ratio of operating expenses to average net assets       1.72%(c)         1.58%(d)
Ratio of net investment income to average net assets    5.23%            4.85%
Portfolio turnover rate                                   348%             600%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.90%            1.84%(d)



Investor B Shares*                                      Year ended          Year ended     Period ended   Year ended
                                                         03/31/98            03/31/97#     03/31/96(a)#   05/31/95#
Operating performance:
Net asset value, beginning of period                     $9.39                   $9.67            $9.86          $9.80
Net investment income                                     0.47                    0.54             0.47           0.58
Net realized and unrealized gain/(loss) on
 investments                                              0.51                   (0.30)           (0.19)          0.06
Net increase/(decrease) in net asset value from
 operations                                               0.98                    0.24             0.28           0.64
Distributions:
Dividends from net investment income                     (0.47)                  (0.52)           (0.45)         (0.54)
Distributions in excess of net investment income            --                      --            (0.02)            --
Distributions from capital                                 --                   (0.00)(b)           --           (0.04)
Total dividends and distributions                        (0.47)                  (0.52)           (0.47)         (0.58)
Net asset value, end of period                           $9.90                   $9.39            $9.67          $9.86
Total return++                                           10.78%                   2.51%            2.85%          6.86%
=======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $32,391                $38,807          $50,958        $56,155
Ratio of operating expenses to average net assets      1.63%(c)(d)               1.45%            1.45%+          1.41%
Ratio of net investment income to average net assets     4.85%                   5.63%            5.71%+          6.04%
Portfolio turnover rate                                    303%                    468%             199%            413%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.77%(d)                1.59%            1.60%+          1.59%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) Amount represents less than $0.01.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Securities Fund              For a Share outstanding throughout each period

                                                     Year ended    Year ended
Investor C Shares                                     03/31/00      03/31/99#
Operating performance:
Net asset value, beginning of period                    $9.86       $9.90
Net investment income                                    0.49        0.49
Net realized and unrealized gain/(loss) on
 investments                                            (0.52)      (0.04)
Net increase/(decrease) in net asset value from
 operations                                             (0.03)       0.45
Distributions:
Dividends from net investment income                    (0.49)      (0.49)
Distributions in excess of net investment income           --          --
Distributions from capital                                --          --
Total dividends and distributions                       (0.49)      (0.49)
Net asset value, end of period                          $9.34       $9.86
Total return++                                          (0.22)%      4.52%
===========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $238        $213
Ratio of operating expenses to average net assets        1.78%       1.59%(d)
Ratio of net investment income to average net assets    5.17%       4.84%
Portfolio turnover rate                                   348%        600%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.90%       1.84%(d)



Investor C Shares                                     Year ended          Year ended     Period ended   Year ended
                                                       03/31/98            03/31/97#     03/31/96(a)#   05/31/95#
Operating performance:
Net asset value, beginning of period                     $9.39                 $9.67            $9.86          $9.80
Net investment income                                     0.48                  0.55             0.47           0.57
Net realized and unrealized gain/(loss) on
 investments                                              0.51                 (0.30)           (0.19)          0.06
Net increase/(decrease) in net asset value from
 operations                                               0.99                  0.25             0.28           0.63
Distributions:
Dividends from net investment income                     (0.48)                (0.53)           (0.45)         (0.53)
Distributions in excess of net investment income            --                    --            (0.02)            --
Distributions from capital                                 --                 (0.00)(b)           --           (0.04)
Total dividends and distributions                        (0.48)                (0.53)           (0.47)         (0.57)
Net asset value, end of period                           $9.90                 $9.39            $9.67          $9.86
Total return++                                           10.84%                 2.67%            2.83%          6.76%
======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $735                $1,835           $2,558         $2,945
Ratio of operating expenses to average net assets         1.58%(c)(d)           1.30%            1.48%+          1.51%
Ratio of net investment income to average net assets      4.90%                 5.78%            5.68%+          5.94%
Portfolio turnover rate                                    303%                  468%             199%            413%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.72%(d)              1.44%            1.63%+          1.69%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) Amount represents less than $0.01.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations U.S. Government Bond Fund(d)           For a Share outstanding throughout each period

                                                   Year ended             Year ended
Investor A Shares                                   03/31/00               03/31/99#
Operating performance:
Net asset value, beginning of period                 $10.08                 $10.37
Net investment income                                  0.47                   0.50
Net realized and unrealized gain/(loss) on
 investments                                          (0.56)                  0.07
Net increase/(decrease) in net asset value from
 operations                                           (0.09)                  0.57
Distributions:
Dividends from net investment income                  (0.47)                 (0.50)
Distributions from net realized capital gains         (0.01)                 (0.36)
Total dividends and distributions                     (0.48)                 (0.86)
Net asset value, end of period                        $9.51                 $10.08
Total return ++                                       (0.80)%                 5.57%
====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $2,139                 $2,311
Ratio of operating expenses to average net assets      1.13%(a)(c)            0.84%(a)(c)
Ratio of net investment income to average net
 assets                                                 4.89%                  4.81%
Portfolio turnover rate                                269%                   270%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.27%(a)               1.12%(a)



Investor A Shares                                 Period ended     Period ended  Year ended  Year ended
                                                    03/31/98*        05/16/97     08/31/96   08/31/95(b)
Operating performance:
Net asset value, beginning of period                 $10.20             $10.54        $11.19      $10.48
Net investment income                                  0.46               0.39          0.59        0.37
Net realized and unrealized gain/(loss) on
 investments                                           0.30               0.17         (0.20)       0.71
Net increase/(decrease) in net asset value from
 operations                                            0.76               0.56          0.39        1.08
Distributions:
Dividends from net investment income                  (0.46)             (0.39)        (0.59)      (0.37)
Distributions from net realized capital gains         (0.13)             (0.51)        (0.45)         --
Total dividends and distributions                     (0.59)             (0.90)        (1.04)      (0.37)
Net asset value, end of period                       $10.37             $10.20        $10.54      $11.19
Total return ++                                        7.51%              5.44%         3.44%      10.41%
=========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,927              $734          $632        $87
Ratio of operating expenses to average net assets     0.85%+(a)          0.87%+        0.85%       0.82%+
Ratio of net investment income to average net
 assets                                                5.01%+             5.35%+        5.44%       5.76%+
Portfolio turnover rate                               188%                58%            87%       132%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.11%+(a)          1.07%+        1.07%       1.12%+

                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot U.S. Government Securities Fund's Class A Shares, which were reorganized into the Investor A Shares of U.S. Government Bond Fund as of May 23, 1997.
                           + Annualized
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Investor A Shares commenced operations on February 7, 1995.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) Prior to February 14, 2000, the investment sub-adviser to U.S. Government Bond was Boatmen's Capital Management, Inc. Effective February 14, 2000, the investment sub-adviser to U.S. Government Bond became Banc of America Capital Management, Inc.

Nations U.S. Government Bond Fund(d)           For a Share outstanding throughout each period

                                                    Year ended              Year ended
Investor B Shares                                    03/31/00                03/31/99#
Operating performance:
Net asset value, beginning of period                   $10.08                  $10.37
Net investment income                                    0.41                    0.44
Net realized and unrealized gain/(loss) on
 investments                                            (0.56)                   0.07
Net increase/(decrease) in net asset value from
 operations                                             (0.15)                   0.51
Distributions:
Dividends from net investment income                    (0.41)                  (0.44)
Distributions from net realized capital gains           (0.01)                  (0.36)
Total dividends and distributions                       (0.42)                  (0.80)
Net asset value, end of period                          $9.51                  $10.08
Total return++                                          (1.48)%                  4.93%
======================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $7,673                  $6,779
Ratio of operating expenses to average net assets     1.82%(a) (c)            1.44%(a)(c)
Ratio of net investment income to average net
 assets                                                 4.18%                   4.21%
Portfolio turnover rate                                 296%                    270%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.02%(a)                1.87%(a)


Investor B Shares                                   Period ended     Period ended  Year ended  Period ended
                                                      03/31/98*        05/16/97     08/31/96   08/31/95(b)
Operating performance:
Net asset value, beginning of period                 $10.19             $10.52        $11.19      $10.05
Net investment income                                  0.41               0.34          0.51        0.46
Net realized and unrealized gain/(loss) on
 investments                                           0.31               0.18         (0.22)       1.14
Net increase/(decrease) in net asset value from
 operations                                            0.72               0.52          0.29        1.60
Distributions:
Dividends from net investment income                  (0.41)             (0.34)        (0.51)      (0.46)
Distributions from net realized capital gains         (0.13)             (0.51)        (0.45)         --
Total dividends and distributions                     (0.54)             (0.85)        (0.96)      (0.46)
Net asset value, end of period                       $10.37             $10.19        $10.52      $11.19
Total return++                                         7.14%              4.99%         2.43%      16.19%
=========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,004             $1,529       $1,237       $146
Ratio of operating expenses to average net assets    1.40%+(a)           1.62%+        1.65%       1.62%+
Ratio of net investment income to average net
 assets                                               4.46%+             4.60%+        4.60%       5.19%+
Portfolio turnover rate                                188%                58%            87%       132%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.66%+(a)          1.77%+        1.82%       1.87%+

                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot U.S. Government Securities Fund's Class B Shares which were reorganized into the U.S. Government Bond Fund Investor B Shares as of May 23, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Investor B Shares commenced operations on November 10, 1994.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) Prior to February 14, 2000, the investment sub-adviser to U.S. Government Bond was Boatmen's Capital Management, Inc. Effective February 14, 2000, the investment sub-adviser to U.S. Government Bond became Banc of America Capital Management, Inc.

Nations U.S. Government Bond Fund(d)              For a Share outstanding throughout each period

Investor C Shares                                      Year ended               Year ended            Period ended
                                                        03/31/00                 03/31/99#             03/31/98(b)
Operating performance:
Net asset value, beginning of period                     $10.08                   $10.37                  $10.41
Net investment income                                      0.39                     0.44                    0.25
Net realized and unrealized gain/(loss) on
 investments                                              (0.56)                    0.07                    0.09
Net increase/(decrease) in net asset value from
 operations                                               (0.17)                    0.51                    0.34
Distributions:
Dividends from net investment income                      (0.39)                   (0.44)                  (0.25)
Distributions from net realized capital gains             (0.01)                   (0.36)                  (0.13)
Total dividends and distributions                         (0.40)                   (0.80)                  (0.38)
Net asset value, end of period                            $9.51                   $10.08                  $10.37
Total return++                                            (1.67)%                   5.13%                   3.50%
=================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $1,103                   $1,255                  $1,332
Ratio of operating expenses to average net assets       1.88%(a)(c)              1.34%(a)(c)             1.45%+(a)
Ratio of net investment income to average net
 assets                                                  4.12%                    4.31%                   4.41%+
Portfolio turnover rate                                   296%                     270%                    188%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             2.02%(a)                 1.87%(a)                1.71%+(a)

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Investor C Shares commenced operations on September 19, 1997.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) Prior to February 14, 2000, the investment sub-adviser to U.S. Government Bond was Boatmen's Capital Management, Inc. Effective February 14, 2000, the investment sub-adviser to U.S. Government Bond became Banc of America Capital Management, Inc.

Nations Intermediate Bond Fund                For a Share outstanding throughout each period

                                                   Period ended  Period ended  Year ended  Year ended  Year ended   Year ended
Investor A Shares*                                   03/31/00      05/14/99     02/28/99    02/28/98   02/28/97**    02/29/96
Operating performance:
Net asset value, beginning of period                  $9.50         $9.52          $9.69       $9.54       $9.75        $9.44
Net investment income                                  0.46          0.10           0.50        0.49        0.52         0.59
Net realized and unrealized gain (loss) on
 investments                                          (0.34)        (0.04)         (0.03)       0.20        (0.15)       0.33
Net increase in net asset value from operations        0.12          0.06           0.47        0.69        0.37         0.92
Distributions:
Dividends from net investment income                  (0.47)        (0.08)         (0.53)      (0.51)      (0.52)       (0.59)
Distributions from net realized capital gains            --            --          (0.11)      (0.03)      (0.06)       (0.02)
Total dividends and distributions                     (0.47)        (0.08)         (0.64)      (0.54)      (0.58)       (0.61)
Net asset value, end of period                        $9.15         $9.50          $9.52       $9.69       $9.54        $9.75
Total return++                                         1.34%         0.66%          4.89%       7.40%       3.92%       10.45%
==============================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $45,207       $61,412       $63,404     $41,875     $22,937      $13,179
Ratio of operating expenses to average net assets      1.06%+        1.09%+         0.90%       0.90%       0.75%        0.27%
Ratio of net investment income to average net
 assets                                                 5.83%+        4.90%+         5.14%       5.50%       5.45%        6.13%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.30%+        1.12%+         0.90%       1.21%       2.26%        5.00%

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund A Shares, which were reorganized into the Intermediate Bond Investor A Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                           ** As of July 22, 1996 the Fund designated the existing series of shares as "A" shares.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Nations Intermediate Bond Fund                For a Share outstanding throughout the period

                                                       Period ended
Investor B Shares                                       03/31/00*
Operating performance:
Net asset value, beginning of period                     $9.52
Net investment income                                     0.22
Net realized and unrealized gain/(loss) on
 investments                                             (0.36)
Net increase/(decrease) in net asset value from
 operations                                              (0.14)
Distributions:
 Dividends from net investment income                    (0.25)
Distributions from net realized capital gains               --
Total dividends and distributions                        (0.25)
Net asset value, end of period                           $9.13
Total return ++                                           1.33%
================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $256
Ratio of operating expenses to average net assets        1.81%+
Ratio of net investment income to average net assets      5.08%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.05%+

                           * Intermediate Bond Fund Investor B Shares commenced operations on October 20, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Nations Intermediate Bond Fund                 For a Share outstanding throughout each period

                                                     Period ended    Period ended    Year ended    Year ended    Period ended
Investor C Shares*                                     03/31/00        05/14/99       02/28/99      02/28/98      02/28/97**
Operating performance:
Net asset value, beginning of period                   $9.56           $9.59           $9.72         $9.54         $9.53
Net investment income                                   0.34            0.09            0.46          0.44          0.31
Net realized and unrealized gain/(loss) on
 investments                                           (0.23)          (0.04)             --          0.19          0.07
Net increase in net asset value from operations         0.11            0.05            0.46          0.63          0.38
Distributions:
Dividends from net investment income                   (0.35)          (0.08)          (0.48)        (0.42)        (0.31)
Distributions from net realized capital gains             --              --           (0.11)        (0.03)        (0.06)
Total dividends and distributions                      (0.35)          (0.08)          (0.59)        (0.45)        (0.37)
Net asset value, end of period                         $9.32           $9.56           $9.59         $9.72         $9.54
Total return++                                          1.18%           0.47%           4.76%         6.80%        3.73%
==========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $15            $469            $495         $513          $332
Ratio of operating expenses to average net assets      1.81%+          1.57%+          1.39%         1.39%        1.43%+
Ratio of net investment income to average net
 assets                                                 5.08%+          4.42%+         4.67%         4.99%        5.41%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.05%+          1.84%+         1.65%         1.73%        2.71%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund K Shares, which were reorganized into the Intermediate Bond Investor C Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                           ** Intermediate Bond, Investor C Shares commenced operations on November 20, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Nations Bond Fund                               For a Share outstanding throughout each period

                                                  Year ended    Year ended
Investor A Shares                                  03/31/00      03/31/99
Operating performance:
Net asset value, beginning of period                  $9.93     $10.03
Net investment income                                  0.57       0.57
Net realized and unrealized gain/(loss) on
 investments                                          (0.52)     (0.04)
Net increase/(decrease) in net asset value from
 operations                                            0.05       0.53
Distributions:
Dividends from net investment income                  (0.57)     (0.57)
Distributions from net realized capital gains         (0.04)     (0.06)
Distributions from capital                               --         --
Total dividends and distributions                     (0.61)     (0.63)
Net asset value, end of period                        $9.37      $9.93
Total return++                                         0.74%      5.40%
=======================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $23,420    $32,119
Ratio of operating expenses to average net assets       0.90%    0.88%(c)
Ratio of net investment income to average net
 assets                                                 5.97%     5.66%
Portfolio turnover rate                                   63%     107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.94%     1.03%(c)



Investor A Shares                                   Year ended          Year ended     Period ended  Year ended
                                                     03/31/98            03/31/97#     03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                  $9.62                $9.93            $10.22       $9.32
Net investment income                                  0.56                 0.56              0.18        0.57
Net realized and unrealized gain/(loss) on
 investments                                           0.41                (0.20)            (0.29)       0.90
Net increase/(decrease) in net asset value from
 operations                                            0.97                 0.36             (0.11)       1.47
Distributions:
Dividends from net investment income                  (0.56)               (0.56)            (0.18)      (0.57)
Distributions from net realized capital gains            --                (0.11)               --          --
Distributions from capital                               --                (0.00)(b)            --          --
Total dividends and distributions                     (0.56)               (0.67)            (0.18)      (0.57)
Net asset value, end of period                       $10.03                $9.62             $9.93      $10.22
Total return++                                        10.30%                3.70%            (1.11)%     16.22%
=================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $26,054               $6,345           $6,440       $6,662
Ratio of operating expenses to average net assets    0.92%(c)(d)          0.91%(c)          0.92%+        0.91%
Ratio of net investment income to average net
 assets                                                5.66%                5.78%             5.29%+      5.85%
Portfolio turnover rate                                244%                  368%             133%         228%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.03%(d)             1.01%(d)          1.03%+      1.01%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Bond Fund                        For a Share outstanding throughout each period

                                                     Year ended    Year ended
Investor B Shares                                     03/31/00      03/31/99
Operating performance:
Net asset value, beginning of period                   $ 9.93      $ 10.03
Net investment income                                    0.50         0.51
Net realized and unrealized gain/(loss) on
 investments                                             (0.52)     ( 0.04)
Net increase/(decrease) in net asset value from
 operations                                              (0.02)       0.47
Distributions:
Dividends from net investment income                     (0.50)     ( 0.51)
Distributions from net realized capital gains            (0.04)     ( 0.06)
Distributions from capital                                 --         --
Total dividends and distributions                        (0.54)     ( 0.57)
Net asset value, end of period                         $ 9.37      $  9.93
Total return++                                            0.05%       4.76%
===========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $5,637      $5,440
Ratio of operating expenses to average net assets         1.59%       1.48%(c)
Ratio of net investment income to average net assets     5.28%       5.06%
Portfolio turnover rate                                     63%       107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.69%       1.78%(c)



Investor B Shares                                       Year ended          Year ended     Period ended  Year ended
                                                         03/31/98            03/31/97#     03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                      $9.62                $9.93           $10.22        $9.32
Net investment income                                      0.51                 0.52             0.16         0.53
Net realized and unrealized gain/(loss) on
 investments                                               0.41                (0.20)           (0.29)        0.90
Net increase/(decrease) in net asset value from
 operations                                                0.92                 0.32            (0.13)        1.43
Distributions:
Dividends from net investment income                      (0.51)               (0.52)           (0.16)       (0.53)
Distributions from net realized capital gains                --                (0.11)              --           --
Distributions from capital                                   --                (0.00)(b)           --           --
Total dividends and distributions                         (0.51)               (0.63)           (0.16)       (0.53)
Net asset value, end of period                           $10.03                $9.62            $9.93        $10.22
Total return++                                             9.73%                3.23%           (1.26)%       15.70%
=====================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $2,662                $2,109           $2,496       $2,578
Ratio of operating expenses to average net assets       1.47%(c)(d)          1.36%(c)          1.37%+         1.36%
Ratio of net investment income to average net assets      5.11%                5.33%             4.84%+       5.40%
Portfolio turnover rate                                    244%                  368%             133%         228%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.58%(d)             1.46%(c)          1.48%+        1.46%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Bond Fund                    For a Share outstanding throughout each period

                                                     Year ended    Year ended
Investor C Shares                                     03/31/00      03/31/99
Operating performance:
Net asset value, beginning of period                    $9.93      $10.03
Net investment income                                    0.48        0.51
Net realized and unrealized gain/(loss) on
 investments                                            (0.52)      (0.04)
Net increase/(decrease) in net asset value from
 operations                                             (0.04)       0.47
Distributions:
Dividends from net investment income                    (0.48)      (0.51)
Distributions from net realized capital gains           (0.04)      (0.06)
Distributions from capital                                 --          --
Total dividends and distributions                       (0.52)      (0.57)
Net asset value, end of period                          $9.37       $9.93
Total return++                                          (0.24)%      4.90%
===========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $934      $1,137
Ratio of operating expenses to average net assets        1.67%     1.40%(c)
Ratio of net investment income to average net assets    5.20%      5.14%
Portfolio turnover rate                                    63%      107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.69%      1.78%(c)



Investor C Shares                                      Year ended          Year ended     Period ended  Year ended
                                                        03/31/98            03/31/97#     03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                      $9.62               $9.93            $10.22       $9.32
Net investment income                                      0.52                0.53              0.17        0.54
Net realized and unrealized gain/(loss) on
 investments                                               0.41               (0.20)            (0.29)       0.90
Net increase/(decrease) in net asset value from
 operations                                                0.93                0.33             (0.12)       1.44
Distributions:
Dividends from net investment income                      (0.52)              (0.53)            (0.17)      (0.54)
Distributions from net realized capital gains                --               (0.11)               --           --
Distributions from capital                                   --               (0.00)(b)            --           --
Total dividends and distributions                         (0.52)              (0.64)            (0.17)       (0.54)
Net asset value, end of period                           $10.03               $9.62             $9.93        $10.22
Total return++                                             9.87%               3.38%            (1.22)%       15.87%
=====================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $943                $1,068            $299          $227
Ratio of operating expenses to average net assets       1.42%(c)(d)          1.21%(c)            1.22%+        1.21%
Ratio of net investment income to average net assets      5.16%                5.48%             4.99%+        5.55%
Portfolio turnover rate                                    244%                  368%             133%         228%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.53%(d)             1.31%(c)          1.33%+        1.31%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Strategic Income Fund                     For a Share outstanding throughout each period

                                                      Year ended       Year ended
Investor A Shares                                      03/31/00         03/31/99#
Operating performance:
Net asset value, beginning of period                    $10.31         $10.55
Net investment income                                     0.65           0.63
Net realized and unrealized gain/(loss) on
 investments                                            (0.79)          (0.14)
Net increase/(decrease) in net asset value from
 operations                                             (0.14)           0.49
Distributions:
Dividends from net investment income                    (0.65)          (0.63)
Distributions from net realized capital gains           (0.00)(c)       (0.10)
Total dividends and distributions                       (0.65)          (0.73)
Net asset value, end of period                          $9.52          $10.31
Total return++                                          (1.30)%          4.74%
===============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $30,870         $12,954
Ratio of operating expenses to average net assets        0.96%(b)        0.95%(b)
Ratio of net investment income to average net assets      6.55%           6.02%
Portfolio turnover rate                                   107%            94%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.15%(b)        1.05%(b)



Investor A Shares                                     Year ended       Year ended     Period ended  Year ended
                                                       03/31/98         03/31/97#     03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                   $10.11           $10.42           $ 10.82       $  9.67
Net investment income                                    0.63             0.66              0.22          0.71
Net realized and unrealized gain/(loss) on
 investments                                             0.44            (0.18)            (0.40)         1.15
Net increase/(decrease) in net asset value from
 operations                                              1.07             0.48             (0.18)         1.86
Distributions:
Dividends from net investment income                    (0.63)           (0.66)            (0.22)        (0.71)
Distributions from net realized capital gains              --            (0.13)               --            --
Total dividends and distributions                       (0.63)           (0.79)            (0.22)        (0.71)
Net asset value, end of period                         $10.55           $10.11            $10.42       $ 10.82
Total return++                                          10.80%            4.71%            (1.67)%        19.82%
===============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $11,946          $11,662           $13,332       $13,150
Ratio of operating expenses to average net assets       0.98%(b)         1.00%(b)          1.02%+         1.05%
Ratio of net investment income to average net assets     6.02%            6.48%             6.24%+         6.78%
Portfolio turnover rate                                  203%             278%                69%            96%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.08%(b)         1.10%(b)           1.12%+         1.18%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) Amount represents less than $0.01 per share.



Nations Strategic Income Fund                    For a Share outstanding throughout each period

                                                      Year ended       Year ended
Investor B Shares                                      03/31/00         03/31/99#
Operating performance:
Net asset value, beginning of period                    $10.31          $10.55
Net investment income                                     0.59            0.57
Net realized and unrealized gain/(loss) on
 investments                                             (0.79)          (0.14)
Net increase/(decrease) in net asset value from
 operations                                              (0.20)           0.43
Distributions:
Dividends from net investment income                     (0.59)          (0.57)
Distributions from net realized capital gains            (0.00)(c)       (0.10)
Total dividends and distributions                        (0.59)          (0.67)
Net asset value, end of period                           $9.52          $10.31
Total return++                                           (1.98)%          4.11%
===============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $55,946         $67,651
Ratio of operating expenses to average net assets        1.65%(b)        1.55%(b)
Ratio of net investment income to average net assets      5.68%           5.42%
Portfolio turnover rate                                   107%            94%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.90%(b)        1.80%(b)



Investor B Shares                                    Year ended       Year ended     Period ended  Year ended
                                                      03/31/98         03/31/97#     03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                   $10.11           $10.42            $10.82         $9.67
Net investment income                                    0.57             0.61              0.21          0.66
Net realized and unrealized gain/(loss) on
 investments                                             0.44            (0.18)            (0.40)         1.15
Net increase/(decrease) in net asset value from
 operations                                              1.01             0.43             (0.19)         1.81
Distributions:
Dividends from net investment income                    (0.57)           (0.61)            (0.21)        (0.66)
Distributions from net realized capital gains             --             (0.13)               --            --
Total dividends and distributions                       (0.57)           (0.74)            (0.21)        (0.66)
Net asset value, end of period                         $10.55           $10.11            $10.42         $10.82
Total return++                                          10.18%            4.18%            (1.83)%        19.22%
===============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $65,248          $70,631           $84,692       $90,887
Ratio of operating expenses to average net assets       1.55%(b)         1.50%(b)          1.52%+         1.55%
Ratio of net investment income to average net assets     5.45%            5.98%             5.74%+         6.28%
Portfolio turnover rate                                 203%             278%                69%            96%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.65%(b)         1.60%(b)          1.62%+         1.68%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) Amount represents less than $0.01 per share.


Nations Strategic Income Fund                     For a Share outstanding throughout each period

                                                   Year ended       Year ended
Investor C Shares                                   03/31/00         03/31/99#
Operating performance:
Net asset value, beginning of period                 $10.31           $10.55
Net investment income                                  0.58             0.57
Net realized and unrealized gain/(loss) on
 investments                                          (0.79)           (0.14)
Net increase/(decrease) in net asset value from
 operations                                           (0.21)            0.43
Distributions:
Dividends from net investment income                  (0.58)           (0.57)
Distributions from net realized capital gains         (0.00)(c)        (0.10)
Total dividends and distributions                     (0.58)           (0.67)
Net asset value, end of period                       $ 9.52           $10.31
Total return++                                        (2.04)%           4.09%
=============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $1,202           $1,474
Ratio of operating expenses to average net assets     1.71%(b)         1.56%(b)
Ratio of net investment income to average net
 assets                                                5.80%            5.41%
Portfolio turnover rate                               107%              94%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.90%(b)         1.80%(b)



Investor C Shares                                  Year ended       Year ended     Period ended  Year ended
                                                    03/31/98         03/31/97#     03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                 $10.11           $10.42           $10.82       $  9.67
Net investment income                                  0.58             0.63             0.21          0.66
Net realized and unrealized gain/(loss) on
 investments                                           0.44            (0.18)           (0.40)         1.15
Net increase/(decrease) in net asset value from
 operations                                            1.02             0.45            (0.19)         1.81
Distributions:
Dividends from net investment income                  (0.58)           (0.63)           (0.21)        (0.66)
Distributions from net realized capital gains           --             (0.13)             --             --
Total dividends and distributions                     (0.58)           (0.76)           (0.21)        (0.66)
Net asset value, end of period                       $10.55           $10.11           $10.42        $10.82
Total return++                                        10.27%            4.44%           (1.77)%       19.22%
============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $2,090           $3,343           $3,454        $3,582
Ratio of operating expenses to average net assets     1.46%(b)         1.25%(b)         1.33%+        1.55%
Ratio of net investment income to average net
 assets                                                5.54%            6.23%            5.93%+        6.28%
Portfolio turnover rate                               203%             278%              69%            96%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.56%(b)         1.35%(b)         1.43%+        1.68%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) Amount represents less than $0.01 per share.



Nations High Yield Bond Fund                  For a Share outstanding throughout the period

                                                 Period ended
Investor A Shares                                 03/31/00*#
Operating performance:
Net asset value, beginning of period               $10.00
Net investment income                                0.08
Net realized and unrealized gain (loss) on
 investments                                        (0.12)
Net increase (decrease) in net asset value from
 operations                                         (0.04)
Distributions:
Dividends from net investment income                (0.08)
Distributions from net realized capital gains        0.00
Total dividends and distributions                   (0.08)
Net asset value, end of period                     $ 9.88
Total return++                                      (0.33)%
==========================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $  371
Ratio of operating expenses to average net
 assets                                              1.18%+
Ratio of net investment income to average net
 assets                                              6.78%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     12.91%+

                           * High Yield Bond Fund Investor A Shares commenced operations on February 14, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.


Nations High Yield Bond Fund                 For a Share outstanding throughout the period

                                                Period ended
Investor B Shares                                 03/31/00*#
Operating performance:
Net asset value, beginning of period               $10.00
Net investment income                                0.07
Net realized and unrealized gain (loss) on
 investments                                        (0.12)
Net increase (decrease) in net asset value from
 operations                                         (0.05)
Distributions:
Dividends from net investment income                (0.07)
Distributions from net realized capital gains        0.00
Total dividends and distributions                   (0.07)
Net asset value, end of period                     $ 9.88
Total return++                                      (0.47)%
==========================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $3,426
Ratio of operating expenses to average net
 assets                                              1.93%+
Ratio of net investment income to average net
 assets                                              6.03%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     13.66%+

                           * High Yield Bond Fund Investor B Shares commenced operations on February 14, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.


Nations High Yield Bond Fund                 For a Share outstanding throughout the period

                                                Period ended
Investor C Shares                                03/31/00*#
Operating performance:
Net asset value, beginning of period               $10.02
Net investment income                                0.04
Net realized and unrealized gain (loss) on
 investments                                        (0.12)
Net increase (decrease) in net asset value from
 operations                                         (0.08)
Distributions:
Dividends from net investment income                (0.07)
Distributions from net realized capital gains        0.00
Total dividends and distributions                   (0.07)
Net asset value, end of period                     $ 9.87
Total return++                                      (0.76)%
==========================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   59
Ratio of operating expenses to average net
 assets                                              1.93%+
Ratio of net investment income to average net
 assets                                              6.03%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     13.66%+

                           * High Yield Bond Fund Investor C Shares commenced operations on March 7, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.


Nations Short-Term Municipal Income Fund        For a Share outstanding throughout each period

Investor A Shares                                  Year ended       Year ended       Year ended
                                                   03/31/00(c)      03/31/99(c)       03/31/98
Operating performance:
Net asset value, beginning of period                $10.10           $10.05           $ 9.95
Net investment income                                 0.39             0.39             0.40
Net realized and unrealized gain/(loss) on
 investments                                         (0.16)            0.05             0.10
Net increase in net asset value from operations       0.23             0.44             0.50
Distributions:
Dividends from net investment income                 (0.39)           (0.39)           (0.40)
Total dividends and distributions                    (0.39)           (0.39)           (0.40)
Net asset value, end of period                     $  9.94          $ 10.10          $ 10.05
Total return++                                        2.35%            4.50%            5.12%
=============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $22,415          $35,805          $23,580
Ratio of operating expenses to average net assets     0.63%(a)         0.60%(a)         0.60%(a)
Ratio of net investment income to average net
 assets                                               3.93%            3.91%            3.97%
Portfolio turnover rate                                90%              53%              94%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.02%            1.05%            0.97%



Investor A Shares                                  Year ended       Period ended       Year ended
                                                    03/31/97         03/31/96(b)        11/30/95
Operating performance:
Net asset value, beginning of period                $9.98            $10.03             $ 9.69
Net investment income                                0.42              0.14               0.42
Net realized and unrealized gain/(loss) on
 investments                                        (0.03)            (0.05)              0.34
Net increase in net asset value from operations      0.39              0.09               0.76
Distributions:
Dividends from net investment income                (0.42)            (0.14)             (0.42)
Total dividends and distributions                   (0.42)            (0.14)             (0.42)
Net asset value, end of period                      $9.95            $ 9.98             $10.03
Total return++                                       3.96%             0.90%              7.95%
===============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $8,417           $4,599             $3,741
Ratio of operating expenses to average net assets    0.60%(a)          0.60%+(a)          0.65%(a)
Ratio of net investment income to average net
 assets                                              4.16%             4.17%+             4.18%
Portfolio turnover rate                                80%              16%                82%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.04%             1.06%+             1.13%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.


Nations Short-Term Municipal Income Fund       For a Share outstanding throughout each period

Investor B Shares                                 Year ended       Year ended       Year ended
                                                  03/31/00(c)      03/31/99(c)       03/31/98
Operating performance:
Net asset value, beginning of period                $10.10           $10.05           $ 9.95
Net investment income                                 0.36             0.38             0.39
Net realized and unrealized gain/(loss) on
 investments                                         (0.16)            0.05             0.10
Net increase/(decrease) in net asset value from
 operations                                           0.20             0.43             0.49
Distributions:
Dividends from net investment income                 (0.36)           (0.38)           (0.39)
Total dividends and distributions                    (0.36)           (0.38)           (0.39)
Net asset value, end of period                      $ 9.94           $10.10           $10.05
Total return++                                        1.99%            4.34%            4.96%
=============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $7,030           $13,931          $13,753
Ratio of operating expenses to average net assets     0.94%(a)         0.75%(a)         0.75%(a)
Ratio of net investment income to average net
 assets                                               3.62%            3.76%            3.82%
Portfolio turnover rate                                90%              53%              94%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimburements         1.77%            1.80%            1.12%



Investor B Shares                                Year ended       Period ended       Year ended
                                                  03/31/97         03/31/96(b)        11/30/95
Operating performance:
Net asset value, beginning of period                $9.98            $10.03             $ 9.69
Net investment income                                0.40              0.13               0.40
Net realized and unrealized gain/(loss) on
 investments                                        (0.03)            (0.05)              0.34
Net increase/(decrease) in net asset value from
 operations                                          0.37              0.08               0.74
Distributions:
Dividends from net investment income                (0.40)            (0.13)             (0.40)
Total dividends and distributions                   (0.40)            (0.13)             (0.40)
Net asset value, end of period                      $9.95            $ 9.98             $10.03
Total return++                                       3.78%             0.84%              7.78%
===============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $10,655          $13,859            $9,803
Ratio of operating expenses to average net assets    0.75%(a)          0.75%+(a)          0.80%(a)
Ratio of net investment income to average net
 assets                                              4.01%             4.02%+             4.03%
Portfolio turnover rate                                80%              16%                82%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimburements        1.19%             1.21%+             1.28%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.


Nations Short-Term Municipal Income Fund       For a Share outstanding throughout each period

Investor C Shares                                Year ended       Year ended       Year ended
                                                 03/31/00(c)      03/31/99(c)       03/31/98
Operating performance:
Net asset value, beginning of period                $10.10           $10.05           $ 9.95
Net investment income                                 0.32             0.40             0.39
Net realized and unrealized gain/(loss) on
 investments                                         (0.16)            0.02             0.10
Net increase in net asset value from operations       0.16             0.42             0.49
Distributions:
Dividends from net investment income                 (0.32)           (0.37)           (0.39)
Total dividends and distributions                    (0.32)           (0.37)           (0.39)
Net asset value, end of period                      $ 9.94           $10.10           $10.05
Total return++                                        1.57%            4.29%            4.99%
=============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $1,616           $2,583           $1,388
Ratio of operating expenses to average net assets     1.40%(a)         0.83%(a)         0.75%(a)
Ratio of net investment income to average net
 assets                                               3.16%            3.68%            3.82%
Portfolio turnover rate                                90%              53%              94%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.77%            1.80%            1.12%



Investor C Shares                                 Year ended       Period ended       Year ended
                                                   03/31/97         03/31/96(b)        11/30/95
Operating performance:
Net asset value, beginning of period                $9.98            $10.03             $ 9.69
Net investment income                                0.40              0.14               0.42
Net realized and unrealized gain/(loss) on
 investments                                        (0.03)            (0.05)              0.34
Net increase in net asset value from operations      0.37              0.09               0.76
Distributions:
Dividends from net investment income                (0.40)            (0.14)             (0.42)
Total dividends and distributions                   (0.40)            (0.14)             (0.42)
Net asset value, end of period                      $9.95            $ 9.98             $10.03
Total return++                                       3.79%             0.85%              7.95%
===============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $1,080           $2,072             $1,953
Ratio of operating expenses to average net assets    0.75%(a)          0.72%+(a)          0.70%(a)
Ratio of net investment income to average net
 assets                                              4.01%             4.05%+             4.13%
Portfolio turnover rate                                80%              16%                82%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.19%             1.18%+             1.18%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.




Nations Intermediate Municipl Bond Fund       For a Share outstanding throughout each period

Investor A Shares                                  Year ended       Year ended       Year ended
                                                   03/31/00(c)       03/31/99         03/31/98
Operating performance:
Net asset value, beginning of period                 $10.30           $10.30           $10.01
Net investment income                                  0.45             0.45             0.46
Net realized and unrealized gain/(loss) on
 investments                                          (0.50)            0.07             0.33
Net increase/(decrease) in net asset value from
 operations                                           (0.05)            0.52             0.79
Distributions:
Dividends from net investment income                  (0.45)           (0.45)           (0.46)
Distributions from net realized capital gains         (0.02)           (0.07)           (0.04)
Total dividends and distributions                     (0.47)           (0.52)           (0.50)
Net asset value, end of period                       $ 9.78           $10.30           $10.30
Total return++                                       (0.49)%           5.12%            7.99%
==============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $19,782          $16,149          $6,487
Ratio of operating expenses to average net assets     0.73%(a)         0.70%(a)         0.70%(a)
Ratio of net investment income to average net
 assets                                                4.52%            4.35%            4.45%
Portfolio turnover rate                                30%              40%              47%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.95%            0.93%            0.94%



Investor A Shares                                  Year ended       Period ended       Year ended
                                                    03/31/97         03/31/96(b)        11/30/95
Operating performance:
Net asset value, beginning of period                 $10.03           $10.17             $ 9.24
Net investment income                                  0.46             0.15               0.47
Net realized and unrealized gain/(loss) on
 investments                                          (0.02)           (0.14)              0.93
Net increase/(decrease) in net asset value from
 operations                                            0.44             0.01               1.40
Distributions:
Dividends from net investment income                  (0.46)           (0.15)             (0.47)
Distributions from net realized capital gains           --               --                 --
Total dividends and distributions                     (0.46)           (0.15)             (0.47)
Net asset value, end of period                       $10.01           $10.03             $10.17
Total return++                                         4.42%            0.13%             15.38%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $2,067           $1,500             $1,249
Ratio of operating expenses to average net assets     0.70%(a)         0.70%+(a)          0.65%(a)
Ratio of net investment income to average net
 assets                                                4.54%            4.55%+             4.71%
Portfolio turnover rate                                21%               4%                31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.01%            1.03%+             1.04%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average shares method.



Nations Intermediate Municipal Bond Fund    For a Share outstanding throughout each period

Investor B Shares                                Year ended       Year ended       Year ended
                                                  03/31/00(c)       03/31/99         03/31/98
Operating performance:
Net asset value, beginning of period                 $10.30           $10.30           $10.01
Net investment income                                  0.38             0.39             0.41
Net realized and unrealized gain/(loss) on
 investments                                          (0.50)            0.07             0.33
Net increase/(decrease) in net asset value from
 operations                                           (0.12)            0.46             0.74
Distributions:
Dividends from net investment income                  (0.38)           (0.39)           (0.41)
Distributions from net realized capital gains         (0.02)           (0.07)           (0.04)
Total dividends and distributions                     (0.40)           (0.46)           (0.45)
Net asset value, end of period                       $ 9.78           $10.30           $10.30
Total return++                                        (1.18)%           4.49%            7.50%
==============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $2,733           $2,556           $2,023
Ratio of operating expenses to average net assets     1.42%(a)         1.30%(a)         1.20%(a)
Ratio of net investment income to average net
 assets                                                3.83%            3.75%            3.95%
Portfolio turnover rate                                30%              40%              47%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.70%            1.68%            1.44%



Investor B Shares                                Year ended       Period ended       Year ended
                                                  03/31/97         03/31/96(b)        11/30/95
Operating performance:
Net asset value, beginning of period                 $10.03           $10.17             $ 9.24
Net investment income                                  0.43             0.14               0.43
Net realized and unrealized gain/(loss) on
 investments                                          (0.02)           (0.14)              0.93
Net increase/(decrease) in net asset value from
 operations                                            0.41             0.00               1.36
Distributions:
Dividends from net investment income                 (0.43)           (0.14)             (0.43)
Distributions from net realized capital gains           --               --                 --
Total dividends and distributions                    (0.43)           (0.14)             (0.43)
Net asset value, end of period                       $10.01          $10.03             $10.17
Total return++                                        4.12%            0.03%             15.02%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $1,481           $1,623             $1,352
Ratio of operating expenses to average net assets     1.00%(a)         1.00%+(a)          0.95%(a)
Ratio of net investment income to average net
 assets                                                4.24%            4.25%+             4.41%
Portfolio turnover rate                                21%               4%                31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.31%            1.33%+             1.34%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average shares method.



Nations Intermediate Municipal Bond Fund         For a Share outstanding throughout each period

Investor C Shares                                   Year ended       Year ended       Year ended
                                                    03/31/00(c)       03/31/99         03/31/98
Operating performance:
Net asset value, beginning of period                 $10.30           $10.30           $10.01
Net investment income                                  0.38             0.40             0.42
Net realized and unrealized gain/(loss) on
 investments                                          (0.50)            0.09             0.33
Net increase/(decrease) in net asset value from
 operations                                           (0.12)            0.49             0.75
Distributions:
Dividends from net investment income                  (0.38)           (0.42)           (0.42)
Distributions from net realized capital gains         (0.02)           (0.07)           (0.04)
Total dividends and distributions                     (0.40)           (0.49)           (0.46)
Net asset value, end of period                       $ 9.78           $10.30           $10.30
Total return++                                       (1.19)%           4.80%            7.62%
==============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $  539           $1,511           $1,590
Ratio of operating expenses to average net assets     1.50%(a)         1.21%(a)         1.20%(a)
Ratio of net investment income to average net
 assets                                                3.75%            3.84%            3.95%
Portfolio turnover rate                                30%              40%              47%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.70%            1.68%            1.44%



Investor C Shares                                  Year ended       Period ended       Year ended
                                                    03/31/97         03/31/96(b)        11/30/95
Operating performance:
Net asset value, beginning of period                 $10.03           $10.17             $ 9.24
Net investment income                                  0.43             0.14               0.43
Net realized and unrealized gain/(loss) on
 investments                                          (0.02)           (0.14)              0.93
Net increase/(decrease) in net asset value from
 operations                                            0.41             0.00               1.36
Distributions:
Dividends from net investment income                  (0.43)           (0.14)             (0.43)
Distributions from net realized capital gains           --               --                 --
Total dividends and distributions                     (0.43)           (0.14)             (0.43)
Net asset value, end of period                       $10.01           $10.03             $10.17
Total return++                                        4.11%            0.03%             14.96%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $  756           $  716             $  359
Ratio of operating expenses to average net assets     1.00%(a)         1.00%+(a)          0.95%(a)
Ratio of net investment income to average net
 assets                                                4.24%            4.25%+             4.41%
Portfolio turnover rate                                21%               4%                31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.31%            1.33%+             1.34%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average shares method.


Nations Municipal Income Fund                     For a Share outstanding throughout each period

Investor A Shares                                  Year ended       Year ended       Year ended
                                                   03/31/00(c)       03/31/99         03/31/98
Operating performance:
Net asset value, beginning of period                 $11.48           $11.46           $10.89
Net investment income                                  0.52             0.52             0.54
Net realized and unrealized gain/(loss) on
 investments                                          (0.79)            0.07             0.62
Net increase/(decrease) in net asset value from
 operations                                           (0.27)            0.59             1.16
Distributions:
Dividends from net investment income                  (0.52)           (0.52)           (0.54)
Distributions from net realized capital gains         (0.01)           (0.05)           (0.05)
Total dividends and distributions                     (0.53)           (0.57)           (0.59)
Net asset value, end of period                       $10.68           $11.48           $11.46
Total return++                                        (2.28)%           5.21%           10.89%
==============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $35,937          $28,625          $19,226
Ratio of operating expenses to average net assets     0.80%(a)         0.80%(a)         0.80%(a)
Ratio of net investment income to average net
 assets                                                4.76%            4.51%            4.77%
Portfolio turnover rate                                36%              11%              38%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.07%            1.05%            1.04%



Investor A Shares                                  Year ended       Period ended       Year ended
                                                    03/31/97         03/31/96(b)        11/30/95
Operating performance:
Net asset value, beginning of period                 $10.84           $11.08             $ 9.64
Net investment income                                  0.57             0.19               0.57
Net realized and unrealized gain/(loss) on
 investments                                           0.05            (0.24)              1.44
Net increase/(decrease) in net asset value from
 operations                                            0.62            (0.05)              2.01
Distributions:
Dividends from net investment income                  (0.57)           (0.19)             (0.57)
Distributions from net realized capital gains           --               --                 --
Total dividends and distributions                     (0.57)           (0.19)             (0.57)
Net asset value, end of period                       $10.89           $10.84             $11.08
Total return++                                        5.82%            (0.47)%            21.31%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $15,075          $26,085            $27,963
Ratio of operating expenses to average net assets     0.80%(a)         0.80%+(a)          0.80%(a)
Ratio of net investment income to average net
 assets                                                5.21%            5.15%+             5.43%
Portfolio turnover rate                                25%               4%                49%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.11%            1.11%+             1.08%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average shares method.




Nations Municipal Income Fund               For a Share outstanding throughout each period

Investor B Shares                                 Year ended       Year ended       Year ended
                                                   03/31/00(c)       03/31/99         03/31/98
Operating performance:
Net asset value, beginning of period                 $11.48           $11.46           $10.89
Net investment income                                  0.44             0.44             0.48
Net realized and unrealized gain/(loss) on
 investments                                          (0.78)            0.08             0.62
Net increase/(decrease) in net asset value from
 operations                                           (0.34)            0.52             1.10
Distributions:
Dividends from net investment income                  (0.44)           (0.45)           (0.48)
Distributions from net realized capital gains         (0.01)           (0.05)           (0.05)
Total dividends and distributions                     (0.45)           (0.50)           (0.53)
Net asset value, end of period                       $10.69           $11.48           $11.46
Total return++                                        (2.99)%           4.53%           10.23%
==============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $8,795           $13,810          $15,383
Ratio of operating expenses to average net assets     1.53%(a)         1.45%(a)         1.42%(a)
Ratio of net investment income to average net
 assets                                                4.06%            3.86%            4.15%
Portfolio turnover rate                                36%              11%              38%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.82%            1.80%            1.66%



Investor B Shares                                 Year ended       Period ended       Year ended
                                                   03/31/97         03/31/96(b)        11/30/95
Operating performance:
Net asset value, beginning of period                 $10.84           $11.08             $ 9.64
Net investment income                                  0.51             0.17               0.51
Net realized and unrealized gain/(loss) on
 investments                                           0.05            (0.24)              1.44
Net increase/(decrease) in net asset value from
 operations                                            0.56            (0.07)              1.95
Distributions:
Dividends from net investment income                  (0.51)           (0.17)             (0.51)
Distributions from net realized capital gains           --               --                 --
Total dividends and distributions                     (0.51)           (0.17)             (0.51)
Net asset value, end of period                       $10.89           $10.84             $11.08
Total return++                                        5.24%            (0.66)%            20.65%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $14,615          $16,870            $18,165
Ratio of operating expenses to average net assets     1.35%(a)         1.35%+(a)          1.35%(a)
Ratio of net investment income to average net
 assets                                                4.66%            4.60%+             4.88%
Portfolio turnover rate                                25%               4%                49%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.66%            1.66%+             1.63%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average shares method.


Nations Municipal Income Fund                 For a Share outstanding throughout each period

Investor C Shares                                  Year ended       Year ended       Year ended
                                                   03/31/00(c)       03/31/99         03/31/98
Operating performance:
Net asset value, beginning of period                 $11.48           $11.46           $10.89
Net investment income                                  0.44             0.46             0.49
Net realized and unrealized gain/(loss) on
 investments                                          (0.78)            0.07             0.62
Net increase/(decrease) in net asset value from
 operations                                           (0.34)            0.53             1.11
Distributions:
Dividends from net investment income                  (0.44)           (0.46)           (0.49)
Distributions from net realized capital gains         (0.01)           (0.05)           (0.05)
Total dividends and distributions                     (0.45)           (0.51)           (0.54)
Net asset value, end of period                       $10.69           $11.48           $11.46
Total return++                                        (3.03)%           4.64%           10.37%
==============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $1,418           $2,150           $2,444
Ratio of operating expenses to average net assets     1.60%(a)         1.36%(a)         1.33%(a)
Ratio of net investment income to average net
 assets                                                3.99%            3.95%            4.24%
Portfolio turnover rate                                36%              11%              38%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.82%            1.80%            1.57%



Investor C Shares                                  Year ended       Period ended       Year ended
                                                    03/31/97         03/31/96(b)        11/30/95
Operating performance:
Net asset value, beginning of period                 $10.84           $11.08             $ 9.64
Net investment income                                  0.53             0.18               0.51
Net realized and unrealized gain/(loss) on
 investments                                           0.05            (0.24)              1.44
Net increase/(decrease) in net asset value from
 operations                                            0.58            (0.06)              1.95
Distributions:
Dividends from net investment income                  (0.53)           (0.18)             (0.51)
Distributions from net realized capital gains           --               --                 --
Total dividends and distributions                     (0.53)           (0.18)             (0.51)
Net asset value, end of period                       $10.89           $10.84             $11.08
Total return++                                         5.50%           (0.60)%            20.65%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $1,713           $2,173             $2,268
Ratio of operating expenses to average net assets     1.10%(a)         1.16%+(a)          1.35%(a)
Ratio of net investment income to average net
 assets                                                4.91%            4.79%+             4.88%
Portfolio turnover rate                                25%               4%                49%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.41%            1.47%+             1.63%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average shares method.

[GRAPHIC]

             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.

[GRAPHIC]

             Terms used in this prospectus

 Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 Collateralized mortgage obligation (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

 Commercial paper - a money market instrument issued by a large company.

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 Corporate obligation - a money market instrument issued by a corporation or commercial bank.

 Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

 CS First Boston High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 Dollar roll transaction - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.

 Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 First Boston Convertible Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.

 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Foreign security - a debt or equity security issued by a foreign company or government.

 Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 Futures contract - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Trustees. Please see the SAI for more information about credit ratings.

 High-yield debt security - debt securities that, at the time of investment by the sub-adviser, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined to be of comparable quality.

 Interest rate swap - an agreement between two parties to exchange periodic interest payments based on some predetermined dollar principal.

 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.

 Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

 Lehman Aggregate Bond Index - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

 Lehman Government Bond Index - an index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.

 Lehman Government/Corporate Bond Index - an index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested.

 Lehman Intermediate Government Bond Index - an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.

 Lehman Intermediate Treasury Index - an index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested.

 Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 Merrill Lynch 1-3 Year Treasury Index - an index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

 Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the U.S. Securities and Exchange Commission or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors rather than individuals. Securities acquired through private placements generally may not be resold.

 Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole.

 Russell 2000 - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

 S&P IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization.

 S&P MidCap 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

 S&P SmallCap 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment.

 S&P SuperComposite 1500(1) - an index created by Standard & Poors combining the companies represented in three other indices -- the S&P 500, MidCap 400, and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets.

 Salomon Brothers Mortgage Index - an index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 Wilshire 5000 Equity Index - an index that measures the performance of the equity securities of all companies headquartered in the U.S. that have readily available price data -- over 7, 000 companies. The index is weighted by market capitalization and is not available for investment.

 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

 (1) S&P has not reviewed any stock included in the S&P SuperComposite 1500, S&P 500, S&P SmallCap 600, or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

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

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


[GRAPHIC]

         Where to find more information

 You'll find more information about the Domestic Stock, Index, Government & Corporate Bond and Municipal Bond Funds in the following documents:

        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]

        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.321.7854

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:


Nations Fund Trust, 811-04305
Nations Reserves, 811-6030
Nations Fund, Inc., 811-04614
Nations Funds Trust, 811-09645


COMBOPROIX-8/00                                   [Nations Funds logo]

[GRAPHIC]


Prospectus
Primary B Shares
August 1, 2000

Index Fund

Nations Managed Index Fund

Government Bond Fund

Nations Short-Intermediate Government Fund

Money Market Funds

Nations Prime Fund

Nations Treasury Fund

Nations Government Money Market Fund

Nations Tax Exempt Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                Not FDIC Insured
                                ----------------
                                 May Lose Value
                                ----------------
                                No Bank Guarantee
                               ------------------

An overview of the Fund
--------------------------------------------------------------------------------

[GRAPHIC]

             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

[GRAPHIC]
               You'll find Terms used in
               this prospectus on page 43.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N. A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

This booklet, which is called a prospectus, tells you about some Nations Funds Index, Government Bond and Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

About the Funds
Each type of Fund has a different investment focus:

          o the Index Fund invests primarily in equity securities that are included in the S&P 500 index. While maintaining the industry and risk characteristics of the index, the Fund varies the number and weightings of its holdings from those of the index to try to provide higher returns

          o the Government Bond Fund focuses on the potential to earn income by investing primarily in fixed income securities

          o the Money Market Funds focus on providing income while protecting your original investment by investing in money market instruments

The Funds also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk.

Fixed income securities have the potential to provide you with income. They also have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on the money market funds may be lower than the return on other kinds of mutual funds or investments.

In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

Choosing the right Funds for you
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Index Fund focuses on long-term growth. It may be suitable for you if:

          o you have longer-term investment goals

          o it's part of a balanced portfolio

          o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

It may not be suitable for you if:

          o you're not prepared to accept or are unable to bear the risks associated with equity securities

          o you have short-term investment goals

          o you're looking for a regular stream of income

The Government Bond Fund focuses on the potential to earn income. It may be suitable for you if:

          o you're looking for income

          o you have longer-term investment goals

It may not be suitable for you if:

          o you're not prepared to accept or are unable to bear the risks associated with fixed income securities

The Money Market Funds may be suitable for you if:

          o you're looking for a relatively low risk investment with stability of principal

          o you have short-term income needs

They may not be suitable for you if:

          o you're looking for higher returns

          o you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 5.


For more information
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]

             Banc of America Advisors, Inc.

             Banc of America Advisors, Inc. (BAAI) is the investment adviser to each of the Funds. BAAI is responsible for the overall management and supervision of the investment management of each Fund. BAAI and Nations Funds have engaged a sub-adviser -- Banc of America Capital Management, Inc. (BACAP), which is responsible for the day-to-day investment decisions for each of the Funds.


[GRAPHIC]

               You'll find more about
               BAAI and the sub-advisers starting on page 28.

[GRAPHIC] About the Funds


Nations Managed Index Fund                               5
Sub-adviser: BACAP
----------------------------------------------------------
Nations Short-Intermediate Government Fund               9
Sub-adviser: BACAP
----------------------------------------------------------
Nations Prime Fund                                      13
Sub-adviser: BACAP
----------------------------------------------------------
Nations Treasury Fund                                   16
Sub-adviser: BACAP
----------------------------------------------------------
Nations Government Money Market Fund                    19
Sub-adviser: BACAP
----------------------------------------------------------
Nations Tax Exempt Fund                                 22
Sub-adviser: BACAP
----------------------------------------------------------
Other important information                             26
----------------------------------------------------------
How the Funds are managed                               28


[GRAPHIC] About your investment


Information for investors
Buying, selling and exchanging shares                   31
How selling and servicing agents are paid               35
Distributions and taxes                                 36
----------------------------------------------------------
Financial highlights                                    38
----------------------------------------------------------
Terms used in this prospectus                           43
----------------------------------------------------------
Where to find more information back cover

 [GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.

 [GRAPHIC]
               You'll find more about
               BACAP on page 29.

 [GRAPHIC]  What is a managed index fund?


 A managed index fund combines the benefits of traditional index funds -- relatively low costs and low portfolio turnover -- with active management.

 With a managed index fund, the team starts with the stocks of a specific market index -- in this case, the S&P 500 -- and then tries to achieve higher returns than the index by emphasizing stocks in the index that are expected to generate the highest returns.

 There is no assurance that active management will result in a higher return than the index.

 Nations Managed Index Fund


 [GRAPHIC]     Investment objective

 The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).


 [GRAPHIC]     Principal investment strategies

 The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.


 The team tries to maintain a portfolio that matches the industry and risk characteristics of the S&P 500. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 and to reduce the risk of underperforming the index over time. The Fund usually holds 200 to 350 of the stocks included in the index. The Fund may invest in financial futures traded on U.S. exchanges.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 When selecting investments for the Fund, the team starts with the stocks included in the S&P 500. It then uses quantitative analysis, which is an analysis of a company's financial information, to:

          o rank the attractiveness of each stock based on a "multi-factor" valuation model, which takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth versus its market price. The model also considers growth measures like price momentum and the size and rate of earnings growth when comparing a stock with others in the same industry

          o measure the rate of earnings growth of each stock. Each stock is assigned a ranking from 1 to 10 (best to worst). The team will hold a slightly higher percentage of an attractively ranked stock than the index and hold a lower percentage -- or none -- of a less attractively ranked stock

 The team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

 The team uses various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

          o may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

 [GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 26 and in the SAI.


          o may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions

          o will try to keep portfolio turnover low, which helps to defer the realization of capital gains


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.


 [GRAPHIC]     Risks and other things to consider


 Nations Managed Index Fund has the following risks:

          o Investment strategy risk - The team chooses stocks that it believes have the potential for higher total returns than the S&P 500. There is a risk that the returns of these investments will not exceed those of the S&P 500, or will fall.

          o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guaranties that these levels will continue.

          o Futures risk - This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

 [GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


 [GRAPHIC]     A look at the Fund's performance

 The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

 Year by year total return (%) as of December 31 each year*
 The bar chart shows you how the performance of the Fund's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

 [BAR GRAPH APPERARS HERE]

 1998                1999
26.01%              17.13%

 *Year-to-date return as of June 30, 2000: -1.59%


 Best and worst quarterly returns during this period

  Best: 4th quarter 1998:             20.87%
  Worst: 3rd quarter 1998:           -10.74%

 Average annual total return as of December 31, 1999
 The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                              Since
                             1 year         inception*
 Primary B Shares           17.13%           20.38%
 S&P 500                    21.04%           25.18%

 *The inception date of Primary B Shares is September 4, 1997. The return for the index shown is from inception of Primary B Shares.

 [GRAPHIC]

 There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

 Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


 [GRAPHIC]     What it costs to invest in the Fund

 This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

       Shareholder fees                                        Primary B
       (Fees paid directly from your investment)                Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.40%
        Shareholder administration fees(2)                      0.60%
        Other expenses                                          0.32%
                                                               ------
        Total annual Fund operating expenses                    1.32%
        Fee waivers and/or reimbursements                     (0.22)%
                                                               ------
        Total net expenses(3)                                   1.10%
                                                               ======

         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (2)Shareholder administration fees of 0.10% are voluntarily waived; however, there is no guarantee that this waiver will continue. This waiver is not reflected in the table above.

         (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

 Example
 This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

 This example assumes:

          o you invest $10,000 in Primary B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples


 Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary B Shares      $112       $397        $702        $1,571

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 29.

[GRAPHIC]

             U.S. government securities


             This Fund invests most of its assets in securities that are U.S. government issued or guaranteed. This means the Fund is generally not subject to credit risk, but it could earn less income than funds that invest in other kinds of fixed income securities.

[GRAPHIC]

             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Short-Intermediate Government Fund

[GRAPHIC]     Investment objective

        The Fund seeks high current income consistent with modest fluctuation of principal.


[GRAPHIC]     Principal investment strategies

        The Fund invests almost all of its assets in U.S. government obligations and repurchase agreements relating to these obligations. It may invest in mortgage-related securities issued or backed by the U.S. government, its agencies or instrumentalities, or corporations.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.


 When selecting individual investments, the team:

   o looks at a fixed income security's potential to generate both income and price appreciation

   o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

   o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

   o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on page
               26 and in the SAI.

[GRAPHIC]      Risks and other things to consider

 Nations Short-Intermediate Government Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]     A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]

1997           1998           1999
6.87%          6.23%          0.07%

             *Year-to-date return as of June 30, 2000: 2.50%


 Best and worst quarterly returns during this period

  Best: 3rd quarter 1998:             3.00%
  Worst: 1st quarter 1997:           -0.19%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Government Bond Index, an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.

                                                                      Since
                                                        1 year      inception*
        Primary B Shares                                 0.07%        4.80%
        Lehman Intermediate Government Bond Index        0.50%        5.95%

        *The inception date of Primary B Shares is June 28, 1996. The return for the index shown is from inception of Primary B Shares.


[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]     What it costs to invest in the Fund

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Primary B
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)
        as a % of net asset value                                none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.30%
        Shareholder adminstration fees(2)                       0.60%
        Other expenses                                          0.32%
                                                                -----
        Total annual Fund operating expenses                    1.22%
                                                                =====

         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (2)Shareholder administration fees of 0.10% are voluntarily waived; however, there is no guarantee that this waiver will continue. This waiver is not reflected in the table above.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary B Shares       $124       $387        $670        $1,470

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 29.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Prime Fund

[GRAPHIC]     Investment objective

        The Fund seeks the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC]     Principal investment strategies

 The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 The Fund will only buy first-tier securities. These securities include primarily:

          o commercial paper

          o bank obligations

          o short-term debt securities, including instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

          o short-term taxable municipal securities

          o repurchase agreements secured by first-tier securities or U.S. government obligations

 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 26 and in the SAI.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[GRAPHIC]

     Risks and other things to consider
     Nations Prime Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

                            [BAR CHART APPEARS HERE]

                 1995       1996      1997      1998      1999
                 5.68%      5.08%     5.28%     5.24%     4.87%


              *Year-to-date return as of June 30, 2000: 2.85%


  Best and worst quarterly returns during this period

  Best: 2nd quarter 1995:            1.44%
  Worst: 2nd quarter 1999:           1.13%

        Average annual total return as of December 31, 1999

                                                   Since
                       1 year      5 years     inception*
  Primary B Shares     4.87%        5.23%       5.16%

        *The inception date of Primary B Shares is June 16, 1994.

[GRAPHIC]

        There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

        Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                               Primary B
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.20%
        Shareholder servicing fees                             0.25%
        Other expenses                                         0.15%
                                                             ------
        Total annual Fund operating expenses                   0.60%
        Fee waivers and/or reimbursements                     (0.05)%
                                                             ------
        Total net expenses(2)                                  0.55%
                                                             ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

        This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Primary B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and /or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary B Shares       $56        $187        $330        $745

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
             You'll find more about
             BACAP on page 29.

             This Fund, like all money market funds, is subject to certain investment restrictions. These are described in Other important information.

[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Treasury Fund

[GRAPHIC]
        Investment objective

        The Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC]
        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

     The Fund will only buy first-tier securities. These securities include primarily:

          o U.S. Treasury obligations

          o repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations

          o obligations whose principal and interest are backed by the U.S. government

 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

          o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

          o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

          o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 26 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Treasury Fund has the following risks:

          o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

          o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

                            [BAR CHART APPEARS HERE]

                    1995      1996      1997      1998      1999
                    5.49%     4.98%     5.12%     5.04%     4.58%

              *Year-to-date return as of June 30, 2000: 2.68%

        Best and worst quarterly returns during this period

        Best: 2nd quarter 1995:            1.39%
        Worst: 1st & 2nd quarter 1999:     1.07%

        Average annual total return as of December 31, 1999

                                                       Since
                             1 year      5 years     inception*
  Primary B Shares           4.58%        5.04%       4.96%

        *The inception date of Primary B Shares is June 16, 1994.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                    Primary B
        (Fees paid directly from your investment)            Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.20%
        Shareholder servicing fees                             0.25%
        Other expenses                                         0.15%
                                                             ------
        Total annual Fund operating expenses                   0.60%
        Fee waivers and/or reimbursements                     (0.05)%
                                                             ------
        Total net expenses(2)                                  0.55%
                                                             ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

        This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Primary B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and /or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary B Shares       $56        $187        $330        $745

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
             You'll find more about
             BACAP on page 29.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Government Money Market Fund

[GRAPHIC]
        Investment objective

        The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

[GRAPHIC]

        Principal investment strategies
        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

 Although not part of its principal investment strategies, the Fund may also engage in reverse repurchase agreements.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing
               in this Fund starting on
               page 26 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Government Money Market Fund has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury securities, which is generally free from state income tax, but may be subject to federal income, local and other taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your tax adviser to determine whether the distributions from the Fund are exempt from state income or local taxation in your own state.


[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

                            [BAR CHART APPEARS HERE]

                    1995      1996      1997      1998      1999
                    5.46%     4.94%     5.07%     4.98%     4.64%

              *Year-to-date return as of June 30, 2000: 2.76%

        Best and worst quarterly returns during this period

        Best: 2nd quarter 1995:            1.38%
        Worst: 2nd quarter 1999:           1.08%

        Average annual total return as of December 31, 1999

                                                Since
                      1 year      5 years     inception*
  Primary B Shares     4.64%        5.02%       4.97%

        *The inception date of Primary B Shares is June 16, 1994.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                     Primary B
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.20%
        Shareholder servicing fees                             0.25%
        Other expenses                                         0.18%
                                                             ------
        Total annual Fund operating expenses                   0.63%
        Fee waivers and/or reimbursements                     (0.08)%
                                                             ------
        Total net expenses(2)                                  0.55%
                                                             ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
        This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Primary B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and /or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary B Shares       $56        $194        $343        $779

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Tax-Exempt Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

             You'll find more about
             BACAP on page 29.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Tax Exempt Fund

[GRAPHIC]

        Investment objective

        The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.

[GRAPHIC]

        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. The Fund normally invests at least 80% of its assets in municipal securities, which pay interest that is free from federal income tax and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

 The Fund may invest up to 20% of its assets in:

  o municipal securities that finance private projects, called private activity bonds

  o money market instruments, including repurchase agreements

 The Fund may also invest in instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund on starting
               page 26 and in the SAI.

[GRAPHIC]

     Risks and other things to consider
     Nations Tax Exempt Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

     o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

                            [BAR CHART APPEARS HERE]

               1995      1996      1997      1998      1999
               3.42%     3.06%     3.23%     3.03%     2.83%

              *Year-to-date return as of June 30, 2000: 1.74%

  Best and worst quarterly returns during this period

  Best: 2nd & 4th quarter 1995:   0.88%
  Worst: 1st quarter 1999:        0.61%

        Average annual total return as of December 31, 1999

                                                   Since
                         1 year      5 years     inception*
  Primary B Shares       2.83%        3.12%       3.07%

        *The inception date of Primary B Shares is June 16, 1994.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                     Primary B
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.20%
        Shareholder servicing fees                             0.25%
        Other expenses                                         0.15%
                                                             ------
        Total annual Fund operating expenses                   0.60%
        Fee waivers and/or reimbursements                     (0.05)%
                                                             ------
        Total net expenses(2)                                  0.55%
                                                             ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

        This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:
        o you invest $10,000 in Primary B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o   you reinvest all dividends and distributions in the Fund

        o   your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and /or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary B Shares     $56        $187        $330        $745

[GRAPHIC]

         Other important information

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 5. The following are some other risks and information you should consider before you invest:

     o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The team can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

     o Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

     o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in Financial highlights.

     o Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

     o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

     o must maintain an average dollar-weighted maturity of 90 days or less

     o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a first-tier security for up to three business days

     o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier or second-tier securities

[GRAPHIC]

         How the Funds are managed

[GRAPHIC]

             Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America Corporation.

 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAAI uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2001. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year after waivers and/or reimbursements:

     Annual investment advisory fee, as a % of average daily net assets

                                               Maximum     Actual fee
                                              advisory      paid last
                                                 fee       fiscal year
  Nations Managed Index Fund                     0.40%        0.19%
  Nations Short-Intermediate Government Fund     0.30%        0.29%
  Nations Prime Fund                             0.20%        0.17%
  Nations Treasury Fund                          0.20%        0.17%
  Nations Government Money Market Fund           0.20%        0.14%
  Nations Tax Exempt Fund                        0.20%        0.17%

 Investment sub-adviser
 Nations Funds and BAAI engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BAAI retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BAAI may at times recommend to a Fund's Board that the Fund:

     o change, add or terminate one or more sub-advisers;

     o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

     o materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BAAI and the Funds plan to apply for relief from the SEC to permit the Funds to act on many of BAAI's recommendations with approval only by the Funds' Board and not by Fund shareholders. BAAI or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BAAI and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[GRAPHIC]
             Banc of America Capital Management, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, Inc.
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $120 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                      BACAP Team
 Nations Managed Index Fund               Quantitative Strategies Team
 Nations Short-Intermediate
 Government Fund                          Fixed Income Management Team
 Nations Prime Fund                       Taxable Money Market Management Team
 Nations Treasury Fund                    Taxable Money Market Management Team
 Nations Government Money Market Fund     Taxable Money Market Management Team
 Nations Tax Exempt Fund                  Tax-Exempt Money Market Management Team

[GRAPHIC]

             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is paid monthly, and is calculated as an annual percentage of the average daily net assets of the Funds, as follows:

  Index Fund             0.23%
  Government Bond Fund   0.22%
  Money Market Funds     0.10%

 The Funds also pay shareholder administration and shareholder servicing fees to BAAI or financial institutions for providing services to investors.

[GRAPHIC]

             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]

        When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

[GRAPHIC]
         Buying, selling and exchanging shares

 This prospectus offers Primary B Shares of the Funds. Here are some general rules about this class of shares:

  o Primary B Shares are generally available only to financial institutions and intermediaries that sign an account with us or Stephens. These include:

     o Bank of America and certain of its affiliates

     o brokerage firms

     o other financial institutions

  o The minimum initial investment is $1,000.

  o There is no minimum amount for additional investments.

  o There are no sales charges for buying, selling or exchanging these shares.

 You'll find more information about buying, selling and exchanging Primary B Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  o at the end of each business day for each class of Nations Managed Index Fund and Nations Short-Intermediate Government Fund

  o 3:00 p.m. Eastern time each business day for each share class of Nations Prime Fund and Nations Treasury Fund

  o 12:00 noon Eastern time each business day for each share class of Nations Government Money Market Fund and Nations Tax Exempt Fund

 First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Although we try to maintain a net asset value per share of $1.00 for the money market funds, we can't guarantee that we will be able to do so.

[GRAPHIC]
             For Nations Managed Index Fund and Nations Short-Intermediate Government Fund, a business day is:

             o any day that the NYSE is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

             The New York Stock Exchange (NYSE) is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

             For Nations Funds Money Market Funds, a business day is:

             o any day that the Federal Reserve Bank of New York is open. The
               Money Market Funds reserve the right to close early on business days preceding national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.

               The Federal Reserve Bank of New York is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less and to value the assets in the Money Market Funds.

 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  o before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) for Nations Managed Index Fund and Nations
    Short-Intermediate Government Fund

  o 3:00 p.m. Eastern time each business day (unless the Fund closes early) for Nations Prime Fund and Nations Treasury Fund

  o 12:00 noon Eastern time each business day (unless the Fund closes early) for Nations Government Money Market Fund and Nations Tax Exempt Fund

 Orders received after these times will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[GRAPHIC]

        Buying shares

        Here are some general rules for buying shares:

          o Investors buy Primary B Shares at net asset value per share.

          o If we don't receive payment for an order to buy shares of Nations Managed Index Fund or Nations Short-Intermediate Government Fund within three business days of receiving the order, we'll refuse the order. We'll return any payment received for orders that we refuse.

          o We'll process orders for Money Market Funds only if we receive payment in federal funds by 4:00 p.m. Eastern time on the business day Stephens, PFPC or their agents receive the order (unless the Fund closes early). Otherwise, we'll cancel the order.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

          o Shares purchased are recorded on the books of the Fund. We don't issue certificates.

          o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[GRAPHIC]

        Selling shares

        Here are some general rules for selling shares:

          o We normally send the sale proceeds by federal funds wire by the following times:

            o within three business days after Stephens, PFPC or their agents receive the order to sell shares of Nations Managed Index Fund and Nations Short-Intermediate Government Fund

            o on the same business day that Stephens, PFPC or their agents receive the order to sell shares of the Money Market Funds.

          o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your plan administrator.

        We may sell shares:

          o if the value of an investor's account falls below $500. We'll provide 60 days notice in writing if we're going to do this

          o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients

          o under certain other circumstances allowed under the 1940 Act

[GRAPHIC]

             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]

        Exchanging shares

        Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.

        Here's how exchanges work:

          o Investors can exchange Primary B Shares of a Fund for Primary B Shares of any other Nations Fund.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

          o Exchanges can generally only be made into a Fund that is accepting investments.

          o We may limit the number of exchanges that can be made within a specified period of time.

          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]

         The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.

         Your selling agent may charge other fees for services provided to your account.

[GRAPHIC]

         How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

 Shareholder administration and servicing fees
 BAAI, its affiliates and/or financial institutions and intermediaries may receive a maximum annual shareholder administration fee of 0.60% of the average daily net assets of Primary B Shares of Nations Managed Index Fund and Nations Short-Intermediate Government Fund under a shareholder administration plan and a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Primary B Shares of the Money Market Funds under a shareholder servicing plan.

 Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to eligible financial institutions for as long as the plan continues. We may reduce or discontinue payments at any time.

 Other compensation
 Selling and servicing agents may also receive non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts.

 BAAI and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]

             Distributions and taxes

[GRAPHIC]
             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

     About distributions
     A mutual fund can make money two ways:

        o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

        o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 Nations Managed Index Fund and Nations Short-Intermediate Government Fund distribute any net realized capital gain at least once a year. Although the Money Market Funds do not expect to realize any capital gain, any capital gain realized by a money market fund will be distributed at least once a year.

 All of the Funds distribute net investment income monthly. The Money Market Funds declare distributions of net investment income each business day, and pay them monthly.

 The distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of Nations Managed Index Fund or Nations Short-Intermediate Government Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

[GRAPHIC]
               For more information about
               taxes, please see the SAI.

 How taxes affect your investment
 Distributions that come from net investment income and any excess of net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends received deduction.

 Distributions that come from net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain. Although the Money Market Funds do not expect to realize any capital gain, distributions of net capital gain generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Nations Tax Exempt Fund
 In general, you will not be subject to federal income tax on distributions by Nations Tax Exempt Fund. These distributions, however, may be subject to state or local tax. All or a portion of these distributions may also be subject to the federal alternative minimum tax.

 Although the Fund does not intend to earn any taxable income or capital gain, any distributions of taxable income or capital gain are subject to tax.

 Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o the IRS informs us that you're otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities or other property) and exchanges of Nations Managed Index Fund and Nations Short-Intermediate Government Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

 As long as a Money Market Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of a Fund.


[GRAPHIC]

         Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

 This information has been audited by PricewaterhouseCoopers LLP. You'll find the independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Managed Index Fund                            For a Share outstanding through each period

                                                       Year ended            Year ended            Period ended
Primary B Shares                                        03/31/00#             03/31/99#              03/31/98*
Operating performance:
Net asset value, beginning of period                     $19.38                 $17.11               $14.52
Net investment income                                      0.06                   0.09                 0.14
Net realized and unrealized gain on investments            2.78                   2.41                 2.73
Net increase in net asset value from operations            2.84                   2.50                 2.87
Distributions:
Dividends from net investment income                      (0.06)                 (0.08)               (0.13)
Distributions from net realized capital gains                --                  (0.15)               (0.15)
Total dividends and distributions                         (0.06)                 (0.23)               (0.28)
Net asset value, end of period                           $22.16                 $19.38               $17.11
Total return++                                            14.70%                 14.78%               18.24%
=============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $6                       $4                   $3
Ratio of operating expenses to average net assets         1.00%(a)(b)             1.00%(a)             1.00%+(a)(b)
Ratio of net investment income to average net
 assets                                                    0.30%                   0.53%                0.76%+
Portfolio turnover rate                                    64%                     35%                  30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.32%(a)                1.33%(a)             1.30%+(a)

                           * Managed Index Fund Primary B Shares commenced operations on September 4, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Short-Intermediate
Government Fund                                  For a Share outstanding throughout each period

                                                  Year ended       Year ended     Year ended      Six months ended
Primary B Shares                                   03/31/00         03/31/99#      03/31/98          03/31/97*#
Operating performance:
Net asset value, beginning of period               $4.10            $4.12            $3.99           $4.02
Net investment income                               0.21             0.21             0.21            0.16
Net realized and unrealized gain/(loss) on
 investments                                       (0.16)           (0.02)            0.13           (0.03)
Net increase/(decrease) in net asset value from
 operations                                         0.05             0.19             0.34            0.13
Distributions:
Dividends from net investment income               (0.21)           (0.21)           (0.21)          (0.16)
Total dividends and distributions                  (0.21)           (0.21)           (0.21)          (0.16)
Net asset value, end of period                     $3.94            $4.10            $4.12           $3.99
Total return ++                                     1.23%            4.61%            8.74%           3.31%
==========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $200             $273             $261          $16,980
Ratio of operating expenses to average net
 assets                                             0.99%(b)         0.93%(b)         0.96%          0.98%+(a)(b)
Ratio of net investment income to average net
 assets                                             5.20%            5.01%            5.18%          5.38%+
Portfolio turnover rate                              177%             242%             538%           529%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.25%(b)         1.38%(b)         1.16%          1.18%+(b)

                           * Short-Intermediate Government Fund Primary B Shares commenced operations on June 28, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Prime Fund                        For a Share outstanding throughout each period

                                           Year ended          Year ended
Primary B Shares                            03/31/00            03/31/99
Operating performance:
Net asset value, beginning of period          $1.00               $1.00
Net investment income                        0.0497              0.0496
Distributions:
Dividends from net investment income        (0.0497)            (0.0496)
Total dividends and distributions           (0.0497)            (0.0496)
Net asset value, end of period                $1.00               $1.00
Total return++                                 5.08%               5.08%
========================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $83,730             $81,649
Ratio of operating expenses to average net
  assets                                       0.55%(b)            0.55%(b)
Ratio of net investment income to average
  net assets                                   4.96%               4.96%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                               0.60%(b)            0.59%(b)

                                             Year ended    Year ended   Period ended    Period ended
Primary B Shares                              03/31/98      03/31/97     03/31/96(a)     05/31/95*
Operating performance:
Net asset value, beginning of period          $1.00          $1.00       $1.00          $1.00
Net investment income                        0.0522         0.0495      0.0447         0.0474
Distributions:
Dividends from net investment income        (0.0522)      (0.0495)     (0.0447)       (0.0474)
Total dividends and distributions           (0.0522)      (0.0495)     (0.0447)       (0.0474)
Net asset value, end of period               $1.00          $1.00        $1.00          $1.00
Total return++                                5.34%          5.05%        4.57%          4.84%
===============================================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)         $8,132       $184,021     $96,305        $126,120
Ratio of operating expenses to average net
  assets                                       0.55%          0.55%       0.55%+          0.55%+
Ratio of net investment income to average
  net assets                                   5.23%          4.96%       5.27%+          4.98%+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                               0.60%          0.60%       0.62%+          0.63%+

                           * Prime Fund Primary B Shares commenced operations on June 16, 1994.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Treasury Fund                     For a Share outstanding through each period

                                           Year ended          Year ended
Primary B Shares                            03/31/00            03/31/99
Operating performance:
Net asset value, beginning of period          $1.00               $1.00
Net investment income                        0.0468              0.0474
Distributions:
Dividends from net investment income        (0.0468)            (0.0474)
Total dividends and distributions           (0.0468)            (0.0474)
Net asset value, end of period                $1.00               $1.00
Total return++                                 4.78%               4.84%
========================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $11,496             $20,315
Ratio of operating expenses to average net
  assets                                       0.55%(b)            0.55%(b)
Ratio of net investment income to average
  net assets                                   4.65%               4.76%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                               0.60%(b)            0.60%(b)

                                          Year ended   Year ended   Period ended    Period ended
Primary B Shares                           03/31/98     03/31/97     03/31/96(a)     05/31/95*
Operating performance:
Net asset value, beginning of period          $1.00        $1.00        $1.00          $1.00
Net investment income                        0.0506       0.0484       0.0437         0.0449
Distributions:
Dividends from net investment income        (0.0506)     (0.0484)     (0.0437)#      (0.0449)#
Total dividends and distributions           (0.0506)     (0.0484)     (0.0437)       (0.0449)
Net asset value, end of period                $1.00        $1.00        $1.00          $1.00
Total return++                                 5.18%        4.96%        4.46%          4.56%
==============================================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $11,764      $55,170      $47,488        $56,815
Ratio of operating expenses to average net
  assets                                       0.55%        0.55%        0.55%+         0.55%+
Ratio of net investment income to average
  net assets                                   5.06%        4.84%        5.27%+         4.74%+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                               0.60%        0.60%        0.62%+         0.60%+

                           * Treasury Fund Primary B Shares commenced operations on June 16, 1994.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions from net realized gains of less than $0.0001 per share.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Money
Market Fund                                   For a Share outstanding throughout each period


                                                Year ended          Year ended
Primary B Shares                                 03/31/00            03/31/99
Operating performance:
Net asset value, beginning of period                $1.00               $1.00
Net investment income                              0.0475              0.0472
Distributions:
Dividends from net investment income              (0.0475)            (0.0472)
Total dividends and distributions                 (0.0475)            (0.0472)
Net asset value, end of period                      $1.00               $1.00
Total return++                                       4.86%               4.82%
==============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $583              $1,298
Ratio of operating expenses to average net
 assets                                              0.55%(b)            0.55%(b)
Ratio of net investment income to average net
 assets                                              4.81%               4.72%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      0.69%(b)            0.83%(b)

                                                Year ended   Year ended   Period ended    Year ended
Primary B Shares                                 03/31/98     03/31/97     03/31/96(a)     11/30/95
Operating performance:
Net asset value, beginning of period                $1.00        $1.00        $1.00          $1.00
Net investment income                              0.0499       0.0478       0.0165         0.0533
Distributions:
Dividends from net investment income              (0.0499)     (0.0478)     (0.0165)       (0.0533)
Total dividends and distributions                 (0.0499)     (0.0478)     (0.0165)       (0.0533)
Net asset value, end of period                      $1.00        $1.00        $1.00          $1.00
Total return++                                       5.12%        4.93%        1.66%          5.45%
===================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $1,812      $19,450      $31,581        $27,122
Ratio of operating expenses to average net
 assets                                            0.55%          0.55%        0.55%+         0.55%
Ratio of net investment income to average net
 assets                                            5.00%          4.78%        4.95%+         5.33%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    0.84%          0.82%        0.84%+         0.82%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Tax Exempt Fund                      For a Share outstanding through each period


                                               Year ended       Year ended
Primary B Shares                                03/31/00         03/31/99
Operating performance:
Net asset value, beginning of period                $1.00        $1.00
Net investment income                              0.0296       0.0288
Distributions:
Dividends from net investment income              (0.0296)     (0.0288)
Total dividends and distributions                 (0.0296)     (0.0288)
Net asset value, end of period                      $1.00        $1.00
Total return++                                       3.00%        2.91%
=======================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $6,835      $10,236
Ratio of operating expenses to average net
 assets                                             0.55%        0.55%(b)
Ratio of net investment income to average net
 assets                                             2.95%        2.86%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     0.67%        0.80%(b)

                                                Year ended      Year ended   Period ended    Year ended
Primary B Shares                                 03/31/98        03/31/97     03/31/96(a)     11/30/95
Operating performance:
Net asset value, beginning of period                $1.00               $1.00        $1.00          $1.00
Net investment income                              0.0320              0.0300       0.0104         0.0335
Distributions:
Dividends from net investment income              (0.0320)            (0.0300)     (0.0104)       (0.0335)
Total dividends and distributions                 (0.0320)            (0.0300)     (0.0104)       (0.0335)
Net asset value, end of period                      $1.00               $1.00        $1.00          $1.00
Total return++                                       3.22%               3.04%        1.04%          3.39%
==========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $8,726             $13,151       $9,370        $11,666
Ratio of operating expenses to average net
 assets                                              0.55%(b)            0.55%        0.55%+         0.55%
Ratio of net investment income to average net
 assets                                              3.18%               3.00%        3.10%+         3.37%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      0.81%(b)            0.80%        0.83%+         0.82%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]

             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.

[GRAPHIC]

             Terms used in this prospectus

 Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 Collateralized mortgage obligation (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

 Commercial paper - a money market instrument issued by a large company.

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 Corporate obligation - a money market instrument issued by a corporation or commercial bank.

 Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

 CS First Boston High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 Dollar roll transaction - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.

 Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 First Boston Convertible Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.

 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Foreign security - a debt or equity security issued by a foreign company or government.

 Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 Futures contract - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Trustees. Please see the SAI for more information about credit ratings.

 High-yield debt security - debt securities that, at the time of investment by the sub-adviser, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined to be of comparable quality.

 Interest rate swap - an agreement between two parties to exchange periodic interest payments based on some predetermined dollar principal.

 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.

 Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

 Lehman Aggregate Bond Index - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

 Lehman Government Bond Index - an index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.

 Lehman Government/Corporate Bond Index - an index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested.

 Lehman Intermediate Government Bond Index - an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.

 Lehman Intermediate Treasury Index - an index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested.

 Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 Merrill Lynch 1-3 Year Treasury Index - an index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

 Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the U.S. Securities and Exchange Commission or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors rather than individuals. Securities acquired through private placements generally may not be resold.

 Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole.

 Russell 2000 - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

 S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization.

 S&P MidCap 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

 S&P SmallCap 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment.

 S&P SuperComposite 1500(1) - an index created by Standard & Poors combining the companies represented in three other indices -- the S&P 500, MidCap 400, and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets.

 Salomon Brothers Mortgage Index - an index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 Settlement date - the date on which an order is settled either by payment or delivery of securities.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 Wilshire 5000 Equity Index - an index that measures the performance of the equity securities of all companies headquartered in the U.S. that have readily available price data -- over 7, 000 companies. The index is weighted by market capitalization and is not available for investment.

 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

 (1) S&P has not reviewed any stock included in the S&P SuperComposite 1500, S&P 500, S&P SmallCap 600, or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[GRAPHIC]

         Where to find more information

 You'll find more information about the Index, Government Bond and Money Market Funds in the following documents:

        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]

        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.321.7854

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:

                                                            [NATIONS FUNDS LOGO]

Nations Fund Trust, 811-04305
Nations Fund, Inc., 811-04614


COMPROPB-8/00

[GRAPHIC]

Prospectus
Primary A Shares
August 1, 2000


Domestic Stock Funds
  Nations Value Fund
  Nations Marsico Focused Equities Fund

International Stock Fund
  Nations International Equity Fund

Index Funds
  Nations LargeCap Index Fund
  Nations MidCap Index Fund
  Nations SmallCap Index Fund

Government Bond Fund
  Nations Bond Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                              --------------------
                                Not FDIC Insured
                              --------------------
                                 May Lose Value
                              --------------------
                               No Bank Guarantee
                              --------------------

                                                            [NATIONS FUNDS LOGO]

An overview of the Funds
--------------------------------------------------------------------------------

[GRAPHIC]

             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

[GRAPHIC]

               You'll find Terms used
               in this prospectus on
               page 50.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N. A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about some Nations Funds Domestic Stock, International Stock, Index and Government Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

     About the Funds
     Each type of Fund has a different investment focus:

  o Domestic Stock Funds invest primarily in equity securities of U.S. companies

  o International Stock Funds invest primarily in equity securities of companies outside the United States

  o Index Funds are intended to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in equity securities that are included in the index

  o Government Bond Funds focus on the potential to earn income by investing primarily in fixed income securities

 The Funds also have different risk/return characteristics because they invest in different kinds of securities.

 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

 Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

 Choosing the right Funds for you
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Domestic Stock, International Stock and Index Funds all focus on long-term growth. They may be suitable for you if:

  o you have longer-term investment goals

  o they're part of a balanced portfolio

  o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

  They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

 The Government Bond Fund focuses on the potential to earn income. It may be suitable for you if:

  o you're looking for income

  o you have longer-term investment goals

 The Government Bond Fund may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with fixed income securities

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 5.

 For more information
 If you have any questions about the Funds, please call us at 1.800.765.2668 or contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]

             Banc of America Advisors, Inc.

             Banc of America Advisors, Inc. (BAAI) is the investment adviser to each of the Funds. BAAI is responsible for the overall management and supervision of the investment management of each Fund. BAAI and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.

[GRAPHIC]

               You'll find more about
               BAAI and the sub-advisers
               starting on page 34.


[GRAPHIC]      About the Funds
Nations Value Fund                                                  5
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Marsico Focused Equities Fund                               8
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------------
Nations International Equity Fund                                  12
Sub-advisers: Gartmore Global Partners, INVESCO Global Asset
Management (N.A.), Inc. and Putnam Investment Management, Inc.
-----------------------------------------------------------------------
Nations LargeCap Index Fund                                        16
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations MidCap Index Fund                                          20
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations SmallCap Index Fund                                        24
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Nations Bond Fund                                                  28
Sub-adviser: Banc of America Capital Management, Inc.
-----------------------------------------------------------------------
Other important information                                        32
-----------------------------------------------------------------------
How the Funds are managed                                          34




[GRAPHIC]    About your investment

Information for investors
  Buying, selling and exchanging shares             40
  Distributions and taxes                           43
-----------------------------------------------------------------------
Financial highlights                                45
-----------------------------------------------------------------------
Terms used in this prospectus                       50
-----------------------------------------------------------------------
Where to find more information              back cover

[GRAPHIC]

             About the sub-adviser

             Banc of America Capital Management, Inc. (BACAP) is this Fund's sub-adviser. BACAP's Value Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 35.

[GRAPHIC]

             What is value investing?

             Value investing means looking for "undervalued" companies -- quality companies that may be currently out of favor and selling at a reduced price, but that have good potential to increase in value.

             The team uses fundamental analysis to help decide whether the current stock price of a company may be lower than the company's true value, and then looks for things that could trigger a rise in price, like a new product line, new pricing or a change in management. This trigger is often called a "catalyst."

     Nations Value Fund

[GRAPHIC]    Investment objective

        The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

[GRAPHIC]    Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses fundamental analysis to identify stocks of companies that it believes are undervalued, looking at, among other things:

  o the quality of the company

  o the company's projected earnings and dividends

  o the stock's price-to-earnings ratio relative to other stocks in the same industry or economic sector. The team believes that companies with lower price-to-earnings ratios are generally more likely to provide better opportunities for capital appreciation

  o the stock's potential to provide total return

  o the value of the stock relative to the overall stock market

 The team also looks for a "catalyst" for improved earnings. This could be, for example, a new product, new management or a new sales channel.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing
               in this Fund starting on
               page 32 and in the SAI.

[GRAPHIC]      Risks and other things to consider

        Nations Value Fund has the following risks:

      o Investment strategy risk - The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels wll continue.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
3.53%     25.86%    7.30%     16.36%    -2.99%    36.09%    21.12%    26.66%    17.34%    1.25%

              *Year-to-date return as of June 30, 2000: -5.82%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:             19.69%
  Worst: 3rd quarter 1998:            -12.48%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the S&P/BARRA Value Index. The S&P 500 is an unmanaged index of 500 widely held common stocks. The S&P/BARRA Value Index is an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. These indices are weighted by market capitalization and are not available for investment.

                                    1 year       5 years       10 years
  Primary A Shares                 1.25%       19.92%        14.62%
  S&P 500                         21.04%       28.55%        18.21%
  S&P/BARRA Value Index           12.72%       22.94%        15.37%

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                        Primary A
        (Fees paid directly from your investment)                Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.28%
                                                                  ----
        Total annual Fund operating expenses                      0.93%
                                                                  ====

         (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years
  Primary A Shares     $95        $296        $515        $1,143

[GRAPHIC]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]

               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 36.

[GRAPHIC]

             What is a focused fund?

             A focused fund invests in a small number of companies with earnings that are believed to have the potential to grow significantly. This Fund focuses on large, established and well-known U.S. companies.

             Because a focused fund holds fewer investments than other kinds of funds, it can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Focused Equities Fund

[GRAPHIC]    Investment objective

        The Fund seeks long-term growth of capital.

[GRAPHIC]    Principal investment strategies

        The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in common stocks of large companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 32 and in the SAI.

[GRAPHIC]      Risks and other things to consider

        Nations Marsico Focused Equities Fund has the following risks:

      o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      o Holding fewer investments - This Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of this Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

      o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

      o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

      o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations Marsico Focused Equities Fund into a new shell Fund that is substantially identical to the existing Fund. The principal effect of this reorganization would be to redomicile the Fund in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other domestic stock funds managed by Thomas Marsico, see How the Funds are managed.

[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1998      1999
49.64%    53.43%

              *Year-to-date return as of June 30, 2000: -8.10%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1999:             33.16%
  Worst: 3rd quarter 1998:            -9.08%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                            Since
                              1 year      Inception*
  Primary A Shares           53.43%        51.53%
  S&P 500                    21.04%        24.75%

        *The inception date of Primary A Shares is December 31, 1997. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                         0.75%
        Other expenses                                          0.41%
                                                                ----
        Total annual Fund operating expenses                    1.16%
                                                                ====

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $118       $368        $638        $1,409

[GRAPHIC]

             About the sub-advisers

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser. The Master Portfolio is a "multi-manager" fund, which means that it's managed by more than one sub-adviser. Gartmore Global Partners (Gartmore), INVESCO Global Asset Management (N.A.), Inc. (INVESCO) and Putnam Investment Management Inc. (Putnam) each manage approximately one-third of the assets of the Master Portfolio. Five portfolio managers from Gartmore, INVESCO's International Equity Portfolio Management Team and Putnam's Core International Equity Group make the day-to-day investment decisions for their portion of the Master Portfolio.

[GRAPHIC]

             You'll find more about
             Gartmore on page 37, and INVESCO and Putnam on page 38.

[GRAPHIC]

             Why invest in an
             international stock fund?

             International stock funds invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the United States. Investing internationally also involves special risks not associated with investing in the U.S. stock market.

 Nations International Equity Fund

[GRAPHIC]

        Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

[GRAPHIC]

        Principal investment strategies

        The Fund invests all of its assets in Nations International Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

 The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

 The Master Portfolio is a "multi-manager" fund. It has three different investment managers. Each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

  o Gartmore combines "top-down," allocation among regions around the world with a stock selection process that focuses on investing in securities when growth is likely to be higher, or sustained longer, than other investors expect.

  o INVESCO uses a "bottom-up" approach, focusing exclusively on stock selection, and looking for sustainable growth.

  o Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom-up" stock selection with "top-down" country allocation.

 The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

 A manager may sell a security when its price reaches the target set by the manager, when the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on page
               32 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations International Equity Fund has the following risks:

        o Investment strategy risk - The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

        o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

        o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Futures risk - This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

             [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

      1992      1993      1994      1995      1996      1997      1998     1999
     -8.57%    27.21%     2.60%     8.45%     8.47%     1.27%     16.46%  39.49%


              *Year-to-date return as of June 30, 2000: -4.15%

  Best and worst quarterly returns during this period

  Best: 4th quarter 1999:             28.59%
  Worst: 3rd quarter 1998:           -13.94%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

                                                      Since
                          1 year       5 years      inception*
  Primary A Shares     39.49%        14.12%        11.48%
  MSCI EAFE Index      26.96%        12.82%        11.51%

        *The inception date of Primary A Shares is December 2, 1991. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                     Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                         0.80%
        Other expenses                                          0.38%
                                                                ----
        Total annual Fund operating expenses                    1.18%
                                                                ====

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $120       $375        $649        $1,432

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 35.

[GRAPHIC]

             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations LargeCap Index Fund

[GRAPHIC]

        Investment objective

        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

 The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P 500, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500, subject to certain restrictions.

 The Fund tries to achieve a correlation of 0.95 with the S&P 500 on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 is affected by transaction costs and other expenses, changes in the composition of the S&P 500, changes in the number of shares issued by the companies represented in the S&P 500, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 32 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations LargeCap Index Fund has the following risks:

        o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

        o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, or increase transaction costs or increase the Fund's volatility.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

             [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

             1994       1995      1996      1997      1998      1999
             0.99%     37.02%    22.63%    32.70%    28.39%    20.66%

              *Year-to-date return as of June 30, 2000: -0.56%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:             21.13%
  Worst: 3rd quarter 1998:            -9.84%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.

                                                      Since
                          1 year       5 years      inception*
  Primary A Shares     20.66%        28.14%        23.11%
  S&P 500              21.04%        28.55%        23.55%

        *The inception date of Primary A Shares is December 15, 1993. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                        Primary A
        (Fees paid directly from your investment)                Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.31%
                                                               ------
        Total annual Fund operating expenses                     0.71%
        Fee waivers and/or reimbursements                       (0.36)%
                                                               ------
        Total net expenses(2)                                    0.35%
                                                               ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $36        $191        $359        $849

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
             You'll find more about
             BACAP on page 35.

[GRAPHIC]
             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations MidCap Index Fund

[GRAPHIC]
        Investment objective

        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's MidCap 400 Stock Price Index (S&P MidCap 400).

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 domestic common stocks chosen for their market size, liquidity and industry representation. As of the date of this prospectus, the weighted average market capitalization of the companies in the S&P MidCap 400 was $3.7 billion. The index is not available for investment.

 The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P MidCap 400, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400, the management team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400.

 The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400, changes in the number of shares issued by the companies represented in the S&P MidCap 400, and by the timing and amount of shareholder purchases and redemptions, among other things.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 32 and in the SAI.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the team believes the stock is not liquid enough, or for other reasons.

[GRAPHIC]

        Risks and other things to consider

        Nations MidCap Index Fund has the following risks:

        o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400. The value of the Fund will rise and fall with the performance of the S&P MidCap 400.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

        o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

        o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

          If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 9.

[GRAPHIC]

        A look at the Fund's performance

        Because the Fund commenced its operations on March 31, 2000 and has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Primary A
        (Fees paid directly from your investment)               Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses(1)                                        0.33%
                                                               ------
        Total annual Fund operating expenses                     0.73%
        Fee waivers and/or reimbursements                       (0.38%)
                                                               ------
        Total net expenses(2)                                    0.35%
                                                               ======

        (1) Other expenses are based on estimates for the current fiscal year.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3 year example

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 year     3 years
  Primary A Shares           $36        $195

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
             You'll find more about
             BACAP on page 35.

[GRAPHIC]
             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations SmallCap Index Fund

[GRAPHIC]
        Investment objective

        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's SmallCap 600 Stock Price Index (S&P SmallCap 600).

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P SmallCap 600. The S&P SmallCap 600 is an unmanaged market capitalization index consisting of 600 common stocks that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

 The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P SmallCap 600, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600, the management team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600.

 The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600, changes in the number of shares issued by the companies represented in the S&P SmallCap 600, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The management team tries to minimize these costs for the Fund by using program trades and crossing networks.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 32 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations SmallCap Index Fund has the following risks:

        o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 600 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

        o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

        o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Prior to May 12, 2000, the Fund had a different investment objective and principal investment strategies.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand of the risks investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

             [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                         1997      1998      1999
                         27.97%   -1.65%     5.47%

              *Year-to-date return as of June 30, 2000: 5.50%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1997:             17.64%
  Worst: 3rd quarter 1998:           -20.83%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P SmallCap 600, an unmanaged index of 600 common stocks, weighted by market capitalization. The index is not available for investment.

                                             Since
                               1 year      inception*
  Primary A Shares            5.47%       10.29%
  S&P SmallCap 600           12.42%       13.24%

        *The inception date of Primary A Shares is October 15, 1996. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                     Primary A
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.36%
                                                               ------
        Total annual Fund operating expenses                     0.76%
        Fee waivers and/or reimbursements                       (0.36)%
                                                               ------
        Total net expenses(2)                                    0.40%
                                                               ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $41        $207        $387        $909

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
             You'll find more about
             BACAP on page 35.

[GRAPHIC]
             More investment opportunities

             This Fund can invest in a wide range of fixed income securities. This allows the team to focus on securities that offer the potential for higher returns.

             This Fund was formerly known as Nations Investment Grade Bond
             Fund.

 Nations Bond Fund

[GRAPHIC]
        Investment objective

        The Fund seeks total return by investing in investment grade fixed income securities.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

     The Fund may invest in:

        o corporate debt securities, including bonds, notes and debentures

        o U.S. government obligations

        o foreign debt securities denominated in U.S. dollars

        o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

        o asset-backed securities

        o municipal securities

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may seek to enhance its yield by engaging in strategies including interest rate swaps, exchange-traded futures and options, and/or investing in non-U.S. dollar denominated fixed income securities or private placements. The Fund's aggregate use of these strategies and investments will not exceed 10% of its total assets.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

     When selecting individual investments, the team:

          o looks at a fixed income security's potential to generate both income and price appreciation

          o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

          o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

          o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 32 and in the SAI.

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

        Risks and other things to consider

        Nations Bond Fund has the following risks:

          o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

          o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

          o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. The types of securities in which the Fund typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

          o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate, swap, futures transaction or other transaction will not fulfill or be able to complete its contractual obligations.

          o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

          o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

             [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

           1993      1994      1995      1996      1997      1998      1999
           10.78%   -3.32%     17.28%    2.12%     8.48%     7.16%    -1.24%

              *Year-to-date return as of June 30, 2000: 3.44%

  Best and worst quarterly returns during this period

  Best: 2nd quarter 1995:             5.95%
  Worst: 3rd quarter 1994:           -2.81%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Aggregate Bond Index, an index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

                                                                     Since
                                           1 year      5 years     inception*
        Primary A Shares                 -1.24%       6.58%       5.77%
        Lehman Aggregate Bond Index      -0.83%       7.73%       6.51%

        *The inception date of Primary A Shares is October 30, 1992. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)               Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.40%
        Other expenses                                            0.27%
                                                                  ----
        Total annual Fund operating expenses                      0.67%
                                                                  ====

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $68        $214        $373        $835

[GRAPHIC]

         Other important information

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 5. The following are some other risks and information you should consider before you invest:

     o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The team can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

     o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

     o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

     o Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

     o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Nations MidCap Index Fund is expected to be no more than 25%. You'll find the portfolio turnover rate for each other Fund in Financial highlights.

[GRAPHIC]

         How the Funds are managed

[GRAPHIC]
             Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pay BAAI an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAAI uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2001. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

     Annual investment advisory fee, as a % of average daily net assets

                                            Maximum     Actual fee
                                           advisory      paid last
                                             fee(2)     fiscal year
  Nations Value Fund                         0.65%        0.67%
  Nations Marsico Focused Equities Fund(1)   0.75%        0.76%
  Nations International Equity Fund(1)       0.80%        0.81%
  Nations LargeCap Index Fund                0.40%        0.05%
  Nations MidCap Index Fund                  0.40%         N/A
  Nations SmallCap Index Fund                0.40%        0.15%
  Nations Bond Fund                          0.40%        0.42%

 (1) These funds don't have their own investment adviser because they invest in Nations Marsico Focused Equities Master Portfolio and Nations International Equity Master Portfolio, respectively. BAAI is the investment adviser to these Master Portfolios.

 (2) These fees are the current contract levels which, in most cases, have been reduced from the contract levels that were in effect during the last fiscal year.

 Investment sub-advisers
 Nations Funds and BAAI engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BAAI retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BAAI may at times recommend to a Fund's Board that the Fund:

     o change, add or terminate one or more sub-advisers;

     o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

     o materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BAAI and the Funds plan to apply for relief from the SEC to permit the Funds to act on many of BAAI's recommendations with approval only by the Funds' Board and not by Fund shareholders. BAAI or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BAAI and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[GRAPHIC]

             Banc of America Capital Management, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, Inc.
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $120 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                              BACAP Team
  Nations Value Fund              Value Strategies Team
  Nations LargeCap Index Fund     Quantitative Strategies Team
  Nations SmallCap Index Fund     Quantitative Strategies Team
  Nations Bond Fund               Fixed Income Management Team

[GRAPHIC]

             Marsico Capital
             Management, LLC

             1200 17th Street
             Suite 1300
             Denver, Colorado 80202

 Marsico Capital Management, LLC
 Marsico Capital is a full service investment advisory firm founded by Thomas
 F. Marsico in September 1997. It is a registered investment adviser and currently has over $16 billion in assets under management.

 Marsico Management Holdings, LLC, a wholly-owned subsidiary of Bank of America Corporation, indirectly owns 50% of the equity of Marsico Capital.

 On June 28, 2000, Bank of America announced its intention to purchase the remaining 50% equity interest in Marsico Capital. Under applicable law, the change in ownership that would result from this purchase would terminate Marsico Capital's investment sub-advisory agreements with the Nations Funds. Shareholders of the Nations Funds sub-advised by Marsico Capital must approve new investment sub-advisory agreements in order for Marsico Capital to continue to serve as investment sub-adviser to the Funds. It is anticipated that special meetings of shareholders would be called in the spring of 2001 to seek these approvals.

 Marsico Capital is the investment sub-adviser to Nations Marsico Focused Equities Master Portfolio.

 Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for the Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

 Performance of other domestic stock funds managed by Thomas Marsico
 Nations Marsico Focused Equities Fund has been in operation since December 31, 1997, so it has a relatively short performance history. The tables below are designed to show you how similar domestic stock funds managed by Thomas Marsico performed in the past.

 The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that Fund, which had approximately $6 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of August 7, 1997

                                                    Janus Twenty
                                                      Fund (%)      S&P 500 (%)
  one year                                         48.21           46.41
  three years                                      32.07           30.63
  five years                                       20.02           20.98
  during the period of Mr. Marsico's management
  (January 31, 1988 to August 7, 1997)             23.38           18.20

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

[GRAPHIC]

             Gartmore Global Partners

             Gartmore House
             8 Fenchurch Place
             London EC3M 4PH, England

 Gartmore Global Partners
 Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

 Gartmore is a general partnership which in turn is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company.

 Gartmore generally follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

 Gartmore is one of three investment sub-advisers to Nations International Equity Master Portfolio. Nations International Equity Master Portfolio is co-managed by five portfolio managers:

 Christopher Palmer has been responsible since May 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore in 1995 and is a senior investment manager on the Gartmore Emerging Markets Team. Before he joined Gartmore, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

 Seok Teoh has been responsible since June 1998 for investments in Asia. Ms. Teoh has been with Gartmore since 1990 as the London based manager of its Far East Team. Previously, she managed four equity funds for Rothschild Asset Management in Tokyo and Singapore, and was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in

 Singapore. Ms. Teoh is native to Singapore and is fluent in Mandarin and Cantonese. She received an Economics degree from the University of Durham.

 Nick Reid has been responsible (or has shared responsibility) for investments in Japan since August 1999. He has been investment manager for the Gartmore Japanese Equities Team since he joined Gartmore in 1994 and has specific responsibility for managing retail funds. Before he joined Gartmore, Mr. Reid was a United Kingdom Smaller Companies Analyst with Panmure Gordon and a fund manager covering Japanese and other Asian markets with Refuge Assurance. He graduated from Cambridge University in 1989 with an honors degree in History. Mr. Reid is also an associate member of the Institute of Investment Management and Research.

 Stephen Jones has been responsible for investments in Europe since 1998. He is also head of Gartmore European Equities. Mr. Jones joined Gartmore in 1994 and was appointed head of the European equity team in 1995. He began his career at The Prudential in 1984, and became a European equities investment manager in 1987, focusing on France, Belgium and Switzerland. He graduated from Manchester University in 1984 with an honors degree in Economics.

 Stephen Watson has been responsible since June 1998 for allocating assets among the various regions, and for determining investments in regions not covered by the other portfolio managers. He was the sole portfolio manager from February 1995 to June 1998. Mr. Watson joined Gartmore in 1993 as a global fund manager, and is the chief investment officer of Gartmore Global Partners and a member of Gartmore's global policy group. Before joining Gartmore, he was a director and global fund manager with James Capel Fund Managers, London, as well as client service manager for international clients. He was in Capel-Cure Myers' portfolio management division from 1980 to 1987, and began his career in 1976 with Samuel Motagu. He is a member of the Securities Institute.

[GRAPHIC]

             INVESCO Global Asset
             Management (N.A), Inc.

             1360 Peachtree Street, N.E.
             Atlanta, Georgia 30309

 INVESCO Global Asset Management (N.A.), Inc.
 INVESCO Global is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London.

 INVESCO Global is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

[GRAPHIC]

             Putnam Investment
             Management, Inc.

             One Post Office Square
             Boston, Massachusetts 02109

 Putnam Investment Management, Inc.
 Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., which, except for shares held by employees, is owned by Marsh & McLennan Companies.

 Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Fund.

[GRAPHIC]

             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:

  Domestic Stock Funds         0.23%
  International Stock Fund     0.22%
  Index Funds                  0.23%
  Government Bond Fund         0.22%

 BAAI and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]

             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

[GRAPHIC]

             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

[GRAPHIC]

         Buying, selling and exchanging shares

 This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

  o Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

     o Bank of America and certain of its affiliates

     o certain other financial institutions and intermediaries, including financial planners and investment advisers

     o institutional investors

     o charitable foundations

     o endowments

     o other Funds in Nations Funds Family

  o The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  o There is no minimum amount for additional investments.

  o There are no sales charges for buying, selling or exchanging these shares.

 You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.765.2668 if you have any questions or you need help placing an order.

 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair market value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[GRAPHIC]

        Buying shares

        Here are some general rules for buying shares:

          o Investors buy Primary A Shares at net asset value per share.

          o If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

          o Shares purchased are recorded on the books of the Fund. We don't issue certificates.

          o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[GRAPHIC]

        Selling shares

        Here are some general rules for selling shares:

          o We normally send the sale proceeds by federal funds wire within three business days after Stephens, PFPC or their agents receive the order.

          o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        We may sell shares:

          o if the value of an investor's account falls below $500. We'll provide 60 days notice in writing if we're going to do this

          o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients

          o under certain other circumstances allowed under the 1940 Act

[GRAPHIC]

             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]

        Exchanging shares

        Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.

        Here's how exchanges work:

          o Investors can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Reserves Money Market Funds.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

          o Exchanges can generally only be made into a Fund that is accepting investments.

          o We may limit the number of exchanges that can be made within a specified period of time.

          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]

         Distributions and taxes

[GRAPHIC]

             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

  About distributions
  A mutual fund can make money two ways:
  o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.
  o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 All of the Funds distribute any net realized capital gain at least once a year. The frequency of distributions of net investment income varies by Fund:

                                                Frequency of
Fund                                        income distributions
 Nations Value Fund                               monthly
 Nations Marsico Focused Equities Fund           quarterly
 Nations International Equity Fund               quarterly
 Nations LargeCap Index Fund                     quarterly
 Nations MidCap Index Fund                       quarterly
 Nations SmallCap Index Fund                     quarterly
 Nations Bond Fund                                monthly

 The distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.765.2668.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

[GRAPHIC]

               For more information about
               taxes, please see the SAI.

 How taxes affect your investment
 Distributions that come from net investment income, net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss, generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends received deduction.

 Distributions that come from net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o the IRS informs us that you are otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Foreign taxes
 Mutual funds that maintain most of their portfolio in foreign securities -- like the International Stock Fund -- have special tax considerations. You'll generally be required to:

  o include in your gross income your proportional amount of foreign taxes paid by the fund

  o treat this amount as foreign taxes you paid directly

  o either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

 In general, each year you can claim up to $300 ($600 if you're filing jointly) of foreign taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities or other property) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC]

         Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Primary A Shares of Nations MidCap Index Fund are not provided because this class of shares had not yet commenced operations during the period indicated.

 This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Value Fund                                For a Share outstanding throughout each period

                                                  Year ended             Year ended
Primary A Shares                                   03/31/00#              03/31/99#
Operating performance:
Net asset value, beginning of period                  $18.16               $19.92
Net investment income                                   0.11                 0.13
Net realized and unrealized gain/(loss) on
 investments                                           (0.06)                0.64
Net increase/(decrease) in net asset value from
 operations                                             0.05                 0.77
Distributions:
Dividends from net investment income                   (0.11)               (0.14)
Distributions from net realized capital gains          (1.86)               (2.39)
Total dividends and distributions                      (1.97)               (2.53)
Net asset value, end of period                        $16.24               $18.16
Total return++                                         (0.16)%               4.15%
======================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,290,572          $1,939,704
Ratio of operating expenses to average net assets    0.93%(b)(c)         0.94%(b)(c)
Ratio of net investment income to average net
 assets                                                 0.65%                0.76%
Portfolio turnover rate                                 95%                  38%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.93%(b)            0.94%(b)

                                                       Year ended        Year ended     Period ended   Year ended
Primary A Shares                                        03/31/98#          03/31/97       03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                    $17.87            $16.60           $16.21        $12.98
Net investment income                                     0.20              0.26             0.07          0.27
Net realized and unrealized gain/(loss) on
 investments                                              5.98              2.69             1.06          3.91
Net increase/(decrease) in net asset value from
 operations                                               6.18              2.95             1.13          4.18
Distributions:
Dividends from net investment income                     (0.19)            (0.26)           (0.12)        (0.28)
Distributions from net realized capital gains            (3.94)            (1.42)           (0.62)        (0.67)
Total dividends and distributions                        (4.13)            (1.68)           (0.74)        (0.95)
Net asset value, end of period                          $19.92            $17.87           $16.60        $16.21
Total return++                                           38.53%            18.07%            7.20%        34.53%
=================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $2,248,460        $1,200,853       $998,957      $956,669
Ratio of operating expenses to average net assets         0.95%(b)          0.97%(b)         0.96%+         0.94%
Ratio of net investment income to average net
 assets                                                    1.04%             1.51%            1.30%+         1.90%
Portfolio turnover rate                                     79%               47%              12%            63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.95%(b)          0.97%(b)         0.96%+         0.94%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Marsico Focused Equities
Fund                                                 For a Share outstanding throughout each period

                                                     Year ended         Year ended         Period ended
Primary A Shares                                      03/31/00#          03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                   $16.69             $12.13            $10.00
Net investment income/(loss)                            (0.01)             (0.01)            (0.01)
Net realized and unrealized gain on investments          6.14               4.58              2.14
Net increase in net asset value from operations          6.13               4.57              2.13
Distributions:
Distributions from net realized capital gains           (0.23)             (0.01)               --
Total dividends and distributions                       (0.23)             (0.01)               --
Net asset value, end of period                         $22.59             $16.69            $12.13
Total return++                                          37.13%             37.73%            21.30%
=====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $326,745           $105,458          $8,808
Ratio of operating expenses to average net assets      1.16%(a)           1.06%(a)         1.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                            (0.35)%             0.05%           (0.30)%+
Portfolio turnover rate                                   53%(b)            177%              25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.16%(a)           1.06%(a)         1.52%+(a)

                           * Nations Marsico Focused Equities Fund Primary A Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations International Equity Fund                  For a Share outstanding throughout each period

                                                   Year ended    Year ended   Year ended
Primary A Shares                                    03/31/00#      03/31/99#    03/31/98#
Operating performance:
Net asset value, beginning of period                  $14.12         $14.81       $13.13
Net investment income                                   0.10           0.11         0.11
Net realized and unrealized gain/(loss) on
 investments                                            4.91           0.39         1.95
Net increase/(decrease) in net asset value from
 operations                                             5.01           0.50         2.06
Distributions:
Dividends from net investment income                   (0.06)         (0.12)       (0.17)
Distributions in excess of net investment income          --             --        (0.05)
Distributions from net realized capital gains          (2.33)         (1.07)       (0.16)
Distributions in excess of net realized capital
 gains                                                    --             --           --
Total dividends and distributions                      (2.39)         (1.19)       (0.38)
Net asset value, end of period                        $16.74         $14.12       $14.81
Total return++                                         39.85%          3.68%       16.06%
=========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $866,731      $743,861     $885,329
Ratio of operating expenses to average net
 assets                                                 1.14%           1.13%      1.14%
Ratio of net investment income to average net
 assets                                                 0.69%           0.79%      0.76%
Portfolio turnover rate                                129%(b)          146%        64%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                         1.18%           1.13%      1.14%

                                                     Year ended    Period ended    Year ended
Primary A Shares                                      03/31/97#    03/31/96(a)#    05/31/95#
Operating performance:
Net asset value, beginning of period                  $13.50         $11.75         $12.06
Net investment income                                   0.08           0.07           0.14
Net realized and unrealized gain/(loss) on
 investments                                            0.11           1.80          (0.20)
Net increase/(decrease) in net asset value from
 operations                                             0.19           1.87          (0.06)
Distributions:
Dividends from net investment income                   (0.11)         (0.06)         (0.03)
Distributions in excess of net investment income       (0.00)**       (0.04)            --
Distributions from net realized capital gains          (0.42)         (0.02)         (0.12)
Distributions in excess of net realized capital
 gains                                                 (0.03)            --          (0.10)
Total dividends and distributions                      (0.56)         (0.12)         (0.25)
Net asset value, end of period                        $13.13         $13.50         $11.75
Total return++                                          1.32%         16.01%         (0.46)%
===========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $976,855       $849,731       $572,940
Ratio of operating expenses to average net
 assets                                                 1.16%          1.17%+         1.03%
Ratio of net investment income to average net
 assets                                                 0.62%          0.65%+         1.17%
Portfolio turnover rate                                  36%            26%            92%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                         1.16%          1.18%+         1.04%

                           ** Amount represents less than $0.01 per share.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations LargeCap Index Fund                         For a Share outstanding throughout each period

                                                    Year ended            Year ended
Primary A Shares                                    03/31/00#              03/31/99
Operating performance:
Net asset value, beginning of period                  $25.06                $22.41
Net investment income                                   0.26                  0.26
Net realized and unrealized gain/(loss) on
 investments                                            4.09                  3.63
Net increase in net asset value from operations         4.35                  3.89
Distributions:
Dividends from net investment income                   (0.25)                (0.25)
Distributions from net realized capital gains          (0.26)                (0.99)
Total dividends and distributions                      (0.51)                (1.24)
Net asset value, end of period                        $28.90                $25.06
Total return++                                         17.58%                18.26%
====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $2,826,486            $933,313
Ratio of operating expenses to average net assets     0.35%(b)(c)           0.35%(b)
Ratio of net operating expenses to average net
 assets including interest expense                       --                    --
Ratio of net investment income to average net
 assets                                                 0.96%                 1.17%
Portfolio turnover rate                                   7%                    4%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.71%(b)              0.71%(b)

                                                   Year ended       Year ended       Period ended     Year ended
Primary A Shares                                    03/31/98#        03/31/97         03/31/96(a)      11/30/95
Operating performance:
Net asset value, beginning of period                 $15.89           $13.58           $12.91             $9.84
Net investment income                                  0.27             0.26             0.08              0.28
Net realized and unrealized gain/(loss) on
 investments                                           7.11             2.36             0.86              3.20
Net increase in net asset value from operations        7.38             2.62             0.94              3.48
Distributions:
Dividends from net investment income                  (0.27)           (0.26)           (0.13)            (0.28)
Distributions from net realized capital gains         (0.59)           (0.05)           (0.14)            (0.13)
Total dividends and distributions                     (0.86)           (0.31)           (0.27)            (0.41)
Net asset value, end of period                       $22.41           $15.89           $13.58            $12.91
Total return++                                        47.38%           19.41%            7.33%            36.35%
===================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $656,523         $567,039         $192,388          $145,021
Ratio of operating expenses to average net assets     0.35%(b)         0.35%(b)        0.35%+(c)           0.37%
Ratio of net operating expenses to average net
 assets including interest expense                     0.36%             --               --               0.38%
Ratio of net investment income to average net
 assets                                                1.39%            1.91%            1.99%+            2.44%
Portfolio turnover rate                                 26%               5%               2%               18%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.66%(b)         0.70%(b)         0.73%+            0.78%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations SmallCap Index Fund                      For a Share outstanding throughout each period

                                                 Year ended       Year ended             Year ended        Period ended
Primary A Shares                                  03/31/00#        03/31/99#               03/31/98          03/31/97*
 Operating performance:
Net asset value, beginning of period              $11.04            $14.10                   $9.83           $10.00
Net investment income                               0.04              0.06                    0.06             0.03
Net realized and unrealized gain/(loss) on
 investments                                        2.49             (2.92)                   4.58            (0.17)
Net increase/(decrease) in net asset value from
 operations                                         2.53             (2.86)                   4.64            (0.14)
Distributions:
Dividends from net investment income               (0.04)            (0.06)                  (0.06)           (0.03)
Distributions from net realized capital gains         --             (0.14)                  (0.31)              --
Total dividends and distributions                  (0.04)            (0.20)                  (0.37)           (0.03)
Net asset value, end of period                    $13.53            $11.04                  $14.10            $9.83
Total return++                                     22.97%           (20.50)%                 47.71%          (1.37)%
====================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $196,593          $189,379                $102,437         $40,851
Ratio of operating expenses to average net
 assets                                             0.50%(a)        0.50%(a)(b)             0.50%(a)(b)       0.50%+
Ratio of net operating expenses to average net
 assets including interest expense                  0.51%(a)            --                     --                --
Ratio of net investment income to average net
 assets                                             0.35%             0.52%                   0.52%           1.05%+
Portfolio turnover rate                              53%                65%                    62%              18%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     0.77%(a)          0.82%(a)                1.02%(a)        1.21%+

                           * SmallCap Index Fund Primary A Shares commenced operations on October 15, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%

Nations Bond Fund                                        For a Share outstanding throughout each period

                                                               Year             Year
                                                               ended           ended
Primary A Shares                                             03/31/00         03/31/99
Operating performance:
Net asset value, beginning of period                            $9.93        $10.03
Net investment income                                            0.59          0.59
Net realized and unrealized gain/(loss) on investments          (0.52)        (0.04)
Net increase/(decrease) in net asset value from
 operations                                                      0.07          0.55
Distributions:
Dividends from net investment income                            (0.59)        (0.59)
Distributions from net realized capital gains                   (0.04)        (0.06)
Distributions from capital                                         --            --
Total dividends and distributions                               (0.63)        (0.65)
Net asset value, end of period                                  $9.37         $9.93
Total return++                                                   0.97%         5.61%
====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $1,793,913       $1,798,155
Ratio of operating expenses to average net assets                0.67%         0.68%(c)
Ratio of net investment income to average net assets            6.20%         5.86%
Portfolio turnover rate                                            63%          107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                   0.69%         0.78%(c)

                                                             Year                 Year           Period        Year
                                                             ended               ended           ended         ended
Primary A Shares                                           03/31/98            03/31/97#      03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                        $9.62                 $9.93           $10.22        $9.32
Net investment income                                        0.58                  0.58             0.19         0.59
Net realized and unrealized gain/(loss) on investments       0.41                 (0.20)           (0.29)        0.90
Net increase/(decrease) in net asset value from
 operations                                                  0.99                  0.38            (0.10)        1.49
Distributions:
Dividends from net investment income                        (0.58)                (0.58)           (0.19)       (0.59)
Distributions from net realized capital gains                  --                 (0.11)              --           --
Distributions from capital                                     --                 (0.00)(b)           --           --
Total dividends and distributions                           (0.58)                (0.69)           (0.19)       (0.59)
Net asset value, end of period                             $10.03                 $9.62            $9.93       $10.22
Total return++                                              10.53%                 3.90%           (1.04)%      16.45%
==========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $1,681,990              $947,277          $823,890     $823,098
Ratio of operating expenses to average net assets            0.72%(c)(d)              0.71%(c)          0.72%+        0.71%
Ratio of net investment income to average net assets        5.86%                    5.98%             5.49%+        6.05%
Portfolio turnover rate                                      244%                      368%             1.33%          228%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               0.83%(d)                 0.81%(d)          0.83%+        0.81%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year was November 30.
                           (b) Amount represents less than $0.01.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]

             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.

[GRAPHIC]

 Terms used in this prospectus

 Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 Collateralized mortgage obligation (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

 Commercial paper - a money market instrument issued by a large company.

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 Corporate obligation - a money market instrument issued by a corporation or commercial bank.

 Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

 CS First Boston High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 Dollar roll transaction - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.

 Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 First Boston Convertible Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.

 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Foreign security - a debt or equity security issued by a foreign company or government.

 Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 Futures contract - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Trustees. Please see the SAI for more information about credit ratings.

 High-yield debt security - debt securities that, at the time of investment by the sub-adviser, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined to be of comparable quality.

 Interest rate swap - an agreement between two parties to exchange periodic interest payments based on some predetermined dollar principal.

 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.

 Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

 Lehman Aggregate Bond Index - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

 Lehman Government Bond Index - an index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.

 Lehman Government/Corporate Bond Index - an index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested.

 Lehman Intermediate Government Bond Index - an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.

 Lehman Intermediate Treasury Index - an index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested.

 Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 Merrill Lynch 1-3 Year Treasury Index - an index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

 Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the U.S. Securities and Exchange Commission or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors rather than individuals. Securities acquired through private placements generally may not be resold.

 Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole.

 Russell 2000 - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

 S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization.

 S&P MidCap 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

 S&P SmallCap 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment.

 S&P SuperComposite 1500(1) - an index created by Standard & Poors combining the companies represented in three other indices -- the S&P 500, MidCap 400, and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets.

 Salomon Brothers Mortgage Index - an index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 Settlement date - the date on which an order is settled either by payment or delivery of securities.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 Wilshire 5000 Equity Index - an index that measures the performance of the equity securities of all companies headquartered in the U.S. that have readily available price data -- over 7, 000 companies. The index is weighted by market capitalization and is not available for investment.

 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

 (1) S&P has not reviewed any stock included in the S&P SuperComposite 1500, S&P 500, S&P SmallCap 600, or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[GRAPHIC]

         Where to find more information

 You'll find more information about the Domestic Stock, International Stock, Index, and Government Bond Funds in the following documents:

        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]

        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.765.2668

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
                                                            [NATIONS FUNDS LOGO]
Nations Fund Trust, 811-04305
Nations Fund, Inc., 811-04614
Nations Reserves, 811-6030
Nations Funds Trust, 811-09645

BANKPROPA-8/00

[GRAPHIC]




Nations International Growth Fund
Prospectus  --   Primary A Shares
August 1, 2000



The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                Not FDIC Insured
                                ----------------
                                 May Lose Value
                                ----------------
                               No Bank Guarantee
                               ------------------



                                                            [Nations Funds Logo]

An overview of the Fund
--------------------------------------------------------------------------------

[GRAPHIC]



             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


[GRAPHIC]

             You'll find Terms used in this prospectus on page 19.

             Your investment in the Fund is not a bank deposit and is not insured or guaranteed by Bank of America, N. A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.


             Affiliates of Bank of America are paid for the services they provide to the Fund.

 This booklet, which is called a prospectus, tells you about one Nations Funds International Stock Fund -- Nations International Growth Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. Nations International Growth Fund is closed to new investors although current shareholders of this Fund may continue to purchase additional shares.


 About the Fund
 Nations International Growth Fund focuses on long-term growth by investing primarily in equity securities of companies outside the United States.


 Foreign securities have the potential to provide you with higher returns than many other kinds of investments, but they involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always the risk that you'll lose money or you may not earn as much as you expect.


 Is this Fund right for you?
 Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


 Nations International Growth Fund may be suitable for you if:

  o you have longer-term investment goals

  o it's part of a balanced portfolio

  o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time


 It may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with foreign securities

  o you have short-term investment goals

  o you're looking for a regular stream of income


 You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 4.


 For more information
 If you have any questions about the Fund, please call us at 1.800.765.2668 or contact your investment professional.


 You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[GRAPHIC]

             Banc of America Advisors, Inc.

             Banc of America Advisors, Inc. (BAAI) is the investment adviser to the Fund. BAAI is responsible for the overall management and supervision of the investment management of the Fund. BAAI and Nations Funds have engaged a sub-adviser, which is responsible for the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BAAI and the sub-adviser
               starting on page 9.

[GRAPHIC]     About the Fund

Nations International Growth Fund                    4
Sub-adviser: Gartmore Global Partners
------------------------------------------------------
Other important information                          8
------------------------------------------------------
How the Fund is managed                              9

[GRAPHIC]   About your investment


Information for investors
  Buying, selling and exchanging shares             12
  Distributions and taxes                           15
------------------------------------------------------
Financial highlights                                17
------------------------------------------------------
Terms used in this prospectus                       19
------------------------------------------------------
Where to find more information              back cover

[GRAPHIC]


             About the sub-adviser

             Gartmore Global Partners (Gartmore) is this Fund's sub-adviser. Brian O'Neill, the principal senior investment manager of the Gartmore Global Portfolio Team, makes the day-to-day investment decisions for the Fund.


[GRAPHIC]

               You'll find more about
               Gartmore on page 10.

[GRAPHIC]

             What is an international
             growth fund?



             International growth funds invest in companies around the world that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in strong industry sectors.


             The portfolio manager for this Fund looks for companies with earnings growth that is expected to be higher than other investors believe, and then sells these investments when growth may be lower than others expect.



[GRAPHIC]     Nations International Growth Fund


        Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.


[GRAPHIC]     Principal investment strategies

        The Fund normally invests at least 65% of its assets in foreign companies listed on major exchanges in Europe and the Pacific Basin. These companies can be of any size.


 The Fund invests in common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt.

 The Fund may invest up to 35% of its assets in securities of issuers located in developing countries in the Asia and Pacific regions, Africa, Latin America and Eastern Europe.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The Fund will generally hold securities of between 50 to 80 issuers invested in approximately 10 industry sectors within 15 to 20 stock markets.

 The portfolio manager uses a "bottom-up" approach to selecting securities, looking for companies with:


     o high quality and sustainable earnings

     o high growth potential over a two-year investment horizon

     o quality management teams

     o the ability to finance growth internally

     o strong financial results

 Throughout the investment process, the portfolio manager balances the Fund's emphasis on growth companies with a sensitivity to securities' prices.


 The portfolio manager may sell a security when its price reaches the target set by the portfolio manager, when there is a deterioration in the growth prospects of the company or its industry, when the portfolio manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               the Fund starting on
               page 8 and in the SAI.



[GRAPHIC]     Risks and other things to consider

        Nations International Growth Fund has the following risks:

            o Investment strategy risk - The portfolio manager chooses stocks believed to have the potential for high growth. There is a risk that the value of these investments will not rise as high as the portfolio manager expects, or will fall.

            o Foreign investment risk - Because the Fund invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

            o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

            o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

            o Upcoming reorganization -- On or about September 8, 2000, it is anticipated that Nations International Equity Fund will acquire all of the assets of Nations International Growth Fund in exchange for corresponding shares of equal value of Nations International Equity Fund and the assumption by Nations International Equity Fund of all liabilities of Nations International Growth Fund.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


[GRAPHIC]     A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[GRAPHIC]

[BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


1994           1995           1996           1997           1998           1999
-0.02%        14.00%          11.18%         2.04%          20.19%         26.17%


                *Year-to-date return as of June 30, 2000: -10.02%

  Best and worst quarterly returns during this period


  Best: 4th quarter 1998:             21.00%
  Worst: 3rd quarter 1998:           -14.55%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.


                                                      Since
                          1 year       5 years      inception*
  Primary A Shares       26.17%         14.42%        13.55%
  MSCI EAFE Index        26.96%         12.82%        11.82%

        *The inception date of Primary A Shares is July 26, 1993. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]


             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]     What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.80%
        Other expenses                                          0.62%
                                                                ----
        Total annual Fund operating expenses                    1.42%
                                                                 ====

         (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $145       $449        $776        $1,702

[GRAPHIC]     Other important information

 You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 4. The following are some other risks and information you should consider before you invest:

     o Changing investment objective and policies - The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o Holding other kinds of investments - The Fund may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The portfolio manager can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o Investing defensively - The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

     o Securities lending program - The Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income for the Fund. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

     o Portfolio turnover - A fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Fund generally buys securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for the Fund in Financial highlights.

[GRAPHIC]     How the Fund is managed

[GRAPHIC]

             Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds Family, including the Fund described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. BAAI uses part of this money to pay the investment sub-adviser for the services it provides to the Fund.

 The following chart shows the maximum advisory fee BAAI can receive, along with the actual advisory fees it received during the Fund's last fiscal year:

Annual investment advisory fee, as a % of average daily net assets

                                          Maximum     Actual fee
                                         advisory      paid last
                                            fee       fiscal year
  Nations International Growth Fund        0.80%        0.80%

 Investment sub-adviser
 Nations Funds and BAAI engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. BAAI retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BAAI may at times recommend to the Fund's Board that the Fund:

     o change, add or terminate one or more sub-advisers;

     o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

     o materially change a sub-advisory agreement with a sub-adviser.


 Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BAAI and the Fund plan to apply for relief from the SEC to permit the Fund to act on many of BAAI's recommendations with approval only by the Fund's Board and not by Fund shareholders. BAAI or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BAAI and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.


[GRAPHIC]


             Gartmore Global Partners


             Gartmore House
             8 Fenchurch Place
             London EC3M 4PH, England

 Gartmore Global Partners
 Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.


 Gartmore is a general partnership, which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company.


 Gartmore is the investment sub-adviser to Nations International Growth
 Fund.


 Gartmore generally follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.


 Nations International Growth Fund is managed by Brian O'Neill, the principal senior investment manager of the Gartmore Global Portfolio Team at Gartmore Global Partners. He has managed the Fund since 1997. Before joining Gartmore in 1981, Mr. O'Neill was a fund manager in global equities at Antony Gibbs & Sons and an investment analyst at Royal Insurance. He graduated from Glasgow University in 1969 with a MA Honors degree in Political Economy.

[GRAPHIC]


             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Fund is distributed and co-administered by Stephens Inc., a registered broker/dealer.


 BAAI is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BAAI and Stephens a combined fee of 0.22% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.


 BAAI and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.



[GRAPHIC]


             PFPC Inc.


             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[GRAPHIC]


             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

[GRAPHIC]

             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


[GRAPHIC]    Buying, selling and exchanging shares


 This prospectus offers Primary A Shares of the Fund. Here are some general rules about this class of shares:

  o Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

      o  Bank of America and certain of its affiliates

      o certain other financial institutions and intermediaries, including financial planners and investment advisers

      o  institutional investors

      o  charitable foundations

      o  endowments

      o  other Funds in Nations Funds Family

  o The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  o There is no minimum amount for additional investments.

  o There are no sales charges for buying, selling or exchanging these shares.


 You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.


 The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.765.2668 if you have any questions or you need help placing an order.


 How shares are priced
 All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Valuing securities in the Fund
 The value of the Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When the Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by the Fund could change on days when Fund shares may not be bought or sold.

 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[GRAPHIC]     Buying shares



        Here are some general rules for buying shares:

          o Investors buy Primary A Shares at net asset value per share.

          o If we don't receive payment within three business days of receiving an order, we'll refuse the order.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

          o Shares purchased are recorded on the books of the Fund. We don't issue certificates.

          o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.


[GRAPHIC]     Selling shares


        Here are some general rules for selling shares:

          o We normally send the sale proceeds by federal funds wire within three business days after Stephens, PFPC or their agents receive the order.

          o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.


          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay investors in securities or other property when they sell shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        We may sell shares:

          o if the value of an investor's account falls below $500. We'll provide 60 days notice in writing if we're going to do this

          o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients

          o under certain other circumstances allowed under the 1940 Act


[GRAPHIC]


             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]     Exchanging shares


        Investors can sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.


        Here's how exchanges work:

          o Investors can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Reserves Money Market Funds.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

          o Exchanges can generally only be made into a Fund that is accepting investments.

          o We may limit the number of exchanges that can be made within a specified period of time.

          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]     Distributions and taxes



[GRAPHIC]


             The power of compounding


             Reinvesting your distributions buys you more shares of the Fund -- which lets you take advantage of the potential for compound growth.


             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

 About distributions
 A mutual fund can make money two ways:

          o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

          o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 The Fund distributes any net realized capital gain at least once a year. The Fund pays distributions of net investment income annually.

 The distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of the Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

 We'll automatically reinvest distributions in additional shares of the Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.765.2668.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of the Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.


[GRAPHIC]

               For more information about
               taxes, please see the SAI.



 How taxes affect your investment
 Distributions of net investment income, net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss, generally are taxable to you as ordinary income.

 Distributions that come from net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


 Foreign taxes
 Mutual funds that maintain most of their portfolio in foreign securities -- like Nations International Growth Fund -- have special tax considerations. You'll generally be required to:

          o include in your gross income your proportional amount of foreign taxes paid by the Fund

          o treat this amount as foreign taxes you paid directly

          o either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability


 In general, each year you can claim up to $300 ($600 if you're filing jointly) of foreign taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

 Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

          o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

          o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

          o the IRS informs us that you are otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax, (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities or other property) and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.


[GRAPHIC]     Financial highlights


 The financial highlights table is designed to help you understand how the Fund has performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations International Growth Fund for the period ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations International Growth
Fund                              For a Share outstanding throughout each period

                                                  Year ended      Year ended
Primary A Shares*                                  03/31/00#       03/31/99#
 Operating performance:
Net asset value, beginning of period                $ 15.53        $ 19.42
Net investment income/(loss)                         (0.02)           0.05
Net realized and unrealized gain/(loss) on
 investments                                           2.97           0.87
Net increase/(decrease) in net asset value from
 operations                                            2.95           0.92
Distributions:
Dividends from net investment income                 (0.03)            --
Distributions from net realized capital gains        (4.24)         (4.81)
Total dividends and distributions                    (4.27)         (4.81)
Net asset value, end of period                     $ 14.21        $ 15.53
Total return++                                       22.22%          6.16%
=================================================   =======       ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $96,460       $182,316
Ratio of operating expenses to average net
 assets                                               1.40%          1.12%
Ratio of net operating expenses to average net
 assets including interest expense                    1.41%          1.14%
Portfolio turnover rate                                 29%            21%
Ratio of net investment income to average net
 assets                                             (0.13)%          0.24%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                       1.43%          1.21%


                                                   Period ended   Period ended   Year ended   Year ended
Primary A Shares*                                    03/31/98#      05/16/97      08/31/96    08/31/95#
 Operating performance:
Net asset value, beginning of period               $  18.43       $  17.05        $ 16.24      $ 16.34
Net investment income/(loss)                           0.03           0.05           0.18         0.13
 Net realized and unrealized gain/(loss) on
 investments                                           1.30           1.84           1.48         0.17
Net increase/(decrease) in net asset value from
 operations                                            1.33           1.89           1.66         0.30
 Distributions:
Dividends from net investment income                     --         (0.17)         (0.46)       (0.11)
 Distributions from net realized capital gains       (0.34)         (0.34)         (0.39)       (0.29)
Total dividends and distributions                    (0.34)         (0.51)         (0.85)       (0.40)
 Net asset value, end of period                    $  19.42       $  18.43        $ 17.05      $ 16.24
Total return++                                        7.39%         11.28%         10.64%        2.08%
=================================================  ========       ========       ========     ========
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $401,105       $701,033       $579,019     $363,212
Ratio of operating expenses to average net
 assets                                              1.15%+         1.18%+          1.08%        1.18%
 Ratio of net operating expenses to average net
 assets including interest expense                      --             --             --           --
Portfolio turnover rate                                 11%            34%            22%          36%
 Ratio of net investment income to average net
 assets                                              0.21%+         0.47%+          0.69%        0.82%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      1.17%+         1.18%+          1.08%        1.18%

                           * The financial information for fiscal periods through May 23, 1997 reflect the financial information for Pilot International Equity Funds' Pilot Shares, which were reorganized into the Primary A Shares of International Growth Fund as of May 23, 1997.

                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average shares method.

[GRAPHIC]
             This glossary includes explanations of the important terms that may be used in this prospectus.

[GRAPHIC]     Terms used in this prospectus


 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 Foreign security - a debt or equity security issued by a foreign company or government.

 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 Settlement date - the date on which an order is settled either by payment or delivery of securities.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

[GRAPHIC]     Where to find more information



 You'll find more information about Nations International Growth Fund in the following documents:



        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.


[GRAPHIC]     Statement of Additional Information

        The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


        You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations Funds:


        By telephone: 1.800.765.2668


        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255


        On the Internet: www.nations-funds.com


        Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Fund, Inc., 811-04614
                                                            [Nations Funds Logo]

INTGRTHPRA-8/00

[GRAPHIC]

Prospectus
Primary A Shares
August 1, 2000

Domestic Stock Funds
Nations Convertible Securities Fund
Nations Balanced Assets Fund
Nations Asset Allocation Fund
Nations Equity Income Fund
Nations Value Fund
Nations Marsico Growth & Income Fund
Nations Blue Chip Fund
Nations Strategic Growth Fund
Nations Capital Growth Fund
Nations Aggressive Growth Fund
Nations Marsico Focused Equities Fund
Nations MidCap Growth Fund
Nations Marsico 21st Century Fund
Nations Small Company Fund

International Stock Funds
Nations International Value Fund
Nations International Equity Fund
Nations Marsico International Opportunities Fund
Nations Emerging Markets Fund

Index Funds
Nations LargeCap Index Fund
Nations MidCap Index Fund
Nations SmallCap Index Fund
Nations Managed Index Fund

Government & Corporate Bond Funds
Nations Short-Term Income Fund
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations U.S. Government Bond Fund
Nations Intermediate Bond Fund
Nations Bond Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund

Municipal Bond Funds
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           -------------------------
                                Not FDIC Insured
                           -------------------------
                                 May Lose Value
                           -------------------------
                               No Bank Guarantee
                           -------------------------

                                                            [NATIONS FUNDS LOGO]

An overview of the Funds
--------------------------------------------------------------------------------

[GRAPHIC]
             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

[GRAPHIC]
               You'll find Terms used
               in this prospectus on
               page 179.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N. A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about five types of Nations Funds -- Domestic Stock, International Stock, Index, Government & Corporate Bond and Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 About the Funds
 Each type of Fund has a different investment focus:

  o Domestic Stock Funds invest primarily in equity securities of U.S. companies

  o International Stock Funds invest primarily in equity securities of companies outside the United States

  o Index Funds focus on long-term growth. Except for Nations Managed Index Fund, they are all intended to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index. While maintaining the characteristics of the index, Nations Managed Index Fund varies the number and weighting of its holdings from those of the index to try to provide higher returns.

  o Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities

  o Municipal Bond Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities

 The Funds also have different risk/return characteristics because they invest in different kinds of securities.

 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

 Fixed income securities and municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities.

 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

 Choosing the right Funds for you
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Domestic Stock, International Stock and Index Funds all focus on long-term growth. They may be suitable for you if:

  o you have longer-term investment goals

  o they're part of a balanced portfolio

  o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

 They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

 The Government & Corporate and Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  o you're looking for income

  o you have longer-term investment goals

 The Municipal Bond Funds may be suitable if you also want to reduce taxes on your investment income.

 The Government & Corporate and Municipal Bond Funds may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with fixed income securities

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 7.

 For more information
 If you have any questions about the Funds, please call us at 1.800.765.2668 or contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]

             Banc of America Advisors, Inc.

             Banc of America Advisors, Inc. (BAAI) is the investment adviser to each of the Funds. BAAI is responsible for the overall management and supervision of the investment management of each Fund. BAAI and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.

[GRAPHIC]

               You'll find more about
               BAAI and the sub-advisers
               starting on page 138.



[GRAPHIC]



About the Funds
Nations Convertible Securities Fund                                    7
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations Balanced Assets Fund                                          11
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations Asset Allocation Fund                                         15
Sub-advisers: Banc of America Capital Management, Inc. and Chicago
Equity Partners LLC
--------------------------------------------------------------------------
Nations Equity Income Fund                                            19
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations Value Fund                                                    23
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations Marsico Growth & Income Fund                                  26
Sub-adviser: Marsico Capital Management, LLC
--------------------------------------------------------------------------
Nations Blue Chip Fund                                                30
Sub-adviser: Chicago Equity Partners LLC
--------------------------------------------------------------------------
Nations Strategic Growth Fund                                         34
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations Capital Growth Fund                                           38
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations Aggressive Growth Fund                                        42
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations Marsico Focused Equities Fund                                 46
Sub-adviser: Marsico Capital Management, LLC
--------------------------------------------------------------------------
Nations MidCap Growth Fund                                            50
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations Marsico 21st Century Fund                                     54
Sub-adviser: Marsico Capital Management, LLC
--------------------------------------------------------------------------
Nations Small Company Fund                                            57
Sub-adviser: Banc of America Capital Management, Inc.

Nations International Value Fund                                    61
Sub-adviser: Brandes Investment Partners, L.P.
--------------------------------------------------------------------------
Nations International Equity Fund                                   65
Sub-advisers: Gartmore Global Partners, INVESCO Global Asset
Management (N.A.), Inc. and Putnam Investment Management, Inc.
--------------------------------------------------------------------------
Nations Marsico International Opportunities Fund                    69
Sub-adviser: Marsico Capital Management, LLC
--------------------------------------------------------------------------
Nations Emerging Markets Fund                                       72
Sub-adviser: Gartmore Global Partners
--------------------------------------------------------------------------
Nations LargeCap Index Fund                                         76
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations MidCap Index Fund                                           80
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations SmallCap Index Fund                                         84
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations Managed Index Fund                                          88
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations Short-Term Income Fund                                      92
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations Short-Intermediate Government Fund                          96
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations Government Securities Fund                                 100
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations U.S. Government Bond Fund                                  104
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations Intermediate Bond Fund                                     108
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations Bond Fund                                                  113
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations Strategic Income Fund                                      117
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations High Yield Bond Fund                                       121
Sub-adviser: MacKay Shields LLC
--------------------------------------------------------------------------

Nations Short-Term Municipal Income Fund                         124
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations Intermediate Municipal Bond Fund                         128
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Nations Municipal Income Fund                                    132
Sub-adviser: Banc of America Capital Management, Inc.
--------------------------------------------------------------------------
Other important information                                      136
--------------------------------------------------------------------------
How the Funds are managed                                        138

[GRAPHIC]    About your investment

Information for investors
  Buying, selling and exchanging shares                          151
  Distributions and taxes                                        154
--------------------------------------------------------------------------
Financial highlights                                             157
--------------------------------------------------------------------------
Terms used in this prospectus                                    179
--------------------------------------------------------------------------
Where to find more information                            back cover

[GRAPHIC]
             About the sub-adviser


             Banc of America Capital Management, Inc. (BACAP) is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 140.

[GRAPHIC]

             What are convertible securities?

             Convertible securities, which include convertible bonds and convertible preferred stocks, can be exchanged for common stock at a specified rate. The common stock it converts to is called the "underlying" common stock.

             Convertible securities typically:

               o have higher income potential than the underlying common stock

               o are affected less by changes in the stock market than the underlying common stock

               o have the potential to increase in value if the value of the underlying common stock increases

 Nations Convertible Securities Fund


[GRAPHIC]      Investment objective

        The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.


[GRAPHIC]      Principal investment strategies

        The Fund normally invests at least 65% of its assets in convertible securities mostly issued by U.S. issuers. The Fund may invest up to 15% of its assets in Eurodollar convertible securities.

 Most convertible securities are not investment grade. The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

 The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.

 When identifying individual investments, the team evaluates a number of factors, including:

  o the issuer's financial strength and revenue outlook

  o earnings trends, including changes in earnings estimates

  o the security's conversion feature and other characteristics

 The team diversifies the Fund's assets among different sized companies, tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.


[GRAPHIC]      Risks and other things to consider

        Nations Convertible Securities Fund has the following risks:

     o Investment strategy risk - The team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

     o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]


1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
-4.31%    38.24%    21.34%    22.71%    -5.85%    24.11%    19.45%    21.96%    6.58%     26.76%

              *Year-to-date return as of June 30, 2000: 9.46%

        Best and worst quarterly returns during this period

        Best: 1st quarter 1991:             17.59%
        Worst: 3rd quarter 1990:           -12.28%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the First Boston Convertible Index, a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.

                                           1 year       5 years       10 years
        Investor A Shares                  26.76%        19.56%        16.33%
        First Boston Convertible Index     42.28%        20.08%        14.84%

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.65%
        Other expenses                                          0.32%
                                                                -----
        Total annual Fund operating expenses                    0.97%
                                                                =====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o you reinvest all dividends and distributions in the Fund

           o your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year     3 years     5 years     10 years
        Primary A Shares     $99        $309        $536        $1,190

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Value Strategies Team makes the day-to-day investment decisions for the equity portion of the Fund. Its Fixed Income Management Team makes the day-to-day investment decisions for the fixed income and money market portions of the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 140.

[GRAPHIC]

             What is a balanced fund?

             A balanced fund invests in a mix of equity and fixed income securities, and money market instruments.

             Each of these "asset classes"
             has different risk/return characteristics. Combining them in one fund can help reduce risk and increase returns because at least one asset class should have the potential to be a stronger performer regardless of market conditions.

             Balanced funds like this one can provide a diversified asset mix for you in a single investment.

 Nations Balanced Assets Fund


[GRAPHIC]    Investment objective

        The Fund seeks total return by investing in equity and fixed income securities.

[GRAPHIC]    Principal investment strategies

        The Fund invests in a mix of equity and fixed income securities, as well as money market instruments.

 Equity securities the Fund invests in are primarily common stock of established companies believed to be financially strong.

 Fixed income securities normally make up at least 25% of the Fund's assets. Fixed income securities the Fund invests in are primarily bonds, notes and mortgage-backed and asset-backed securities issued by U.S. companies and government entities.

 Money market instruments the Fund invests in are primarily cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses asset allocation as its primary investment approach. The team allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class. The team evaluates:

  o current economic and financial market conditions, including trends in interest rates, in the United States and abroad

  o earnings and dividend prospects for common stocks

  o the overall stability of financial markets

 The team may change the Fund's asset allocation to try to increase returns and reduce risk.

 The team identifies individual investments using the following process:

  o For the equity portion of the Fund, the team evaluates the overall economy, industry conditions, and the financial condition and management of each company, using a process called fundamental analysis.

  o For the fixed income portion of the Fund, the team looks for securities rated investment grade at the time of investment. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

  o For the money market portion of the Fund, the team chooses high-quality securities primarily to provide liquidity.

 The team may use various tax strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]      Risks and other things to consider

     Nations Balanced Assets Fund has the following risks:

     o Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

     o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

     o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

     o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations Balanced Assets Fund into Nations Asset Allocation Fund. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at special shareholders meetings. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001. At that time, Nations Balanced Assets Fund shares would be exchanged for shares of equal value of a successor to Nations Asset Allocation Fund.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]

1993      1994      1995      1996      1997      1998      1999
9.94%     -3.12%    26.33%    14.68%    21.69%    8.30%     0.17%

              *Year-to-date return as of June 30, 2000: -1.92%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1998:             11.27%
        Worst: 3rd quarter 1998:            -8.95%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indices are not available for investment.

                                                                   Since
                                       1 year       5 years      inception*
        Primary A Shares                  0.17%      13.85%        10.88%
        S&P 500                          21.04%      28.55%        21.54%
        Lehman Aggregate Bond Index      -0.83%       7.73%         6.23%

        *The inception date of Primary A Shares is September 30, 1992. The returns for the indices shown are from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                    Primary A
        (Fees paid directly from your investment)            Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.65%
        Other expenses                                           0.50%
                                                               -------
        Total annual Fund operating expenses                     1.15%
                                                               -------
        Fee waivers and/or reimbursements                       (0.13)%
        Total net expenses(2)                                    1.02%
                                                               =======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expense until July 31, 2001 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figure shown here is after waivers and/ or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o you reinvest all dividends and distributions in the Fund

           o your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years     5 years     10 years
        Primary A Shares     $104       $352        $620        $1,386

[GRAPHIC]

             About the sub-advisers

             This Fund is managed by two sub-advisers: BACAP and Chicago Equity Partners LLC (Chicago Equity). Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the equity portion of the Fund. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the fixed income and money market portions of the Fund.

[GRAPHIC]

               You'll find more about
               BACAP and Chicago
               Equity, starting on
               page 140.

[GRAPHIC]

             What is an asset
             allocation fund?

             This asset allocation fund invests in a mix of equity and fixed income securities, and cash equivalents.

             Each of these "asset classes" has different risk/return characteris-tics. The portfolio management team changes the mix based on its assessment of the expected risks and returns of each class.

             Asset allocation funds like this one can provide a diversified asset mix for you in a single investment.

 Nations Asset Allocation Fund


[GRAPHIC]    Investment objective

        The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.


[GRAPHIC]    Principal investment strategies

        The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

 The equity securities the Fund invests in are primarily common stock of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The fixed income securities the Fund invests in are primarily investment grade bonds and notes. The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

 For the equity portion of the Fund, the team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 2,000 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

  o changes in actual and expected earnings

  o unexpected changes in earnings

  o price-to-earnings ratio

  o dividend discount model

  o price-to-cash flow

 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P SuperComposite 1500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P SuperComposite 1500 while maintaining a level of risk similar to the index.

 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.


[GRAPHIC]      Risks and other things to consider

        Nations Asset Allocation Fund has the following risks:

      o Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

      o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

      o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

      o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations Asset Allocation Fund into a newly created shell Fund that is substantially identical to the existing Fund. The principal effects of this reorganization would be to bring the assets of Nations Balanced Assets Fund into Nations Asset Allocation Fund and to redomicile the Funds in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholders meeting. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.

[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]

1995      1996      1997      1998      1999
26.90%    15.66%    21.38%    21.09%    11.11%

              *Year-to-date return as of June 30, 2000: 2.01%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1998:             12.77%
        Worst: 3rd quarter 1998:            -4.34%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indices are not available for investment.

                                                                   Since
                                       1 year       5 years      inception*
        Investor A Shares                11.11%       19.10%        15.55%
        S&P 500                          21.04%       28.55%        23.22%
        Lehman Aggregate Bond Index      -0.83%        7.73%         5.72%

        *The inception date of Investor A Shares is January 18, 1994. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)                Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.37%
                                                                  -----
        Total annual Fund operating expenses                      1.02%
                                                                  =====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o you reinvest all dividends and distributions in the Fund

           o your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years     5 years     10 years
        Primary A Shares     $104       $325        $563        $1,248

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 140.

[GRAPHIC]

             Why invest in an equity income fund?

             Equity income funds are generally considered to be a more conservative equity investment because they invest in large, well-established companies that pay regular dividends. These companies tend to be less volatile than other kinds of companies.

     Nations Equity Income Fund


[GRAPHIC]    Investment objective

        The Fund seeks current income and growth of capital by investing in companies with above-average dividend yields.


[GRAPHIC]    Principal investment strategies

        The Fund normally invests in 60 to 90 companies with market capitalizations of at least $5 billion. The Fund seeks to provide a higher yield than the S&P 500. The Fund generally invests at least 65% of its assets in common stocks that pay dividends and that are listed on a national exchange or are traded on an established over-the-counter market.

 The Fund may invest up to 20% of its assets in convertible securities. The Fund may also invest up to 5% of its assets in real estate investment trusts.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team evaluates the overall economy, industry conditions and the financial conditions and management of each company, using a process called fundamental analysis, to identify stocks of attractive companies. When selecting investments, the team looks at, among other things:

  o value characteristics like earnings yield and cash flow

  o growth potential for a company's stock price and earnings

  o current income yield and the potential for growth in income.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.


[GRAPHIC]      Risks and other things to consider

      Nations Equity Income Fund has the following risks:

      o Investment strategy risk - The team chooses stocks that it believes have the potential for dividend growth and capital appreciation. There is a risk that dividend payments and the value of these investments will not rise as high as the team expects, or will fall.

      o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

      o Real estate investment trust risk - Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

      o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

      o Investment in other Nations Funds - The Fund may pursue its convertible securities strategy by investing in Nations Convertible Securities Fund, rather than directly in convertible securities. BAAI and its affiliates are entitled to receive fees from the Nations Convertible Securities Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Nations Equity Income Fund for services provided directly. BAAI and its affiliates may waive fees which they are entitled to receive from either Fund.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]

1992      1993      1994      1995      1996      1997      1998      1999
10.20%    12.66%    -0.99%    27.60%    19.93     26.13%    3.73%     2.90%

              *Year-to-date return as of June 30, 2000: -4.24%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1998:             14.21%
        Worst: 3rd quarter 1998:           -14.44%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                         Since
                              1 year       5 years      inception*
         Primary A Shares      2.90%       15.55%        13.00%
         S&P 500              21.04%       28.55%        19.64%

        *The inception date of Primary A Shares is April 11, 1991. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)                Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.30%
                                                                  -----
        Total annual Fund operating expenses                      0.95%
                                                                  =====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o you reinvest all dividends and distributions in the Fund

           o your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           1 year     3 years     5 years     10 years
        Primary A Shares     $97        $303        $525        $1,166

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Value Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             What is value investing?

             Value investing means looking for "undervalued" companies -- quality companies that may be currently out of favor and selling at a reduced price, but that have good potential to increase in value.

             The team uses fundamental analysis to help decide whether the current stock price of a company may be lower than the company's true value, and then looks for things that could trigger a rise in price, like a new product line, new pricing or a change in management. This trigger is often called a "catalyst."

     Nations Value Fund


[GRAPHIC]
        Investment objective

        The Fund seeks growth of capital by investing in companies that are believed to be undervalued.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses fundamental analysis to identify stocks of companies that it believes are undervalued, looking at, among other things:

  o the quality of the company

  o the company's projected earnings and dividends

  o the stock's price-to-earnings ratio relative to other stocks in the same industry or economic sector. The team believes that companies with lower price-to-earnings ratios are generally more likely to provide better opportunities for capital appreciation

  o the stock's potential to provide total return

  o the value of the stock relative to the overall stock market

 The team also looks for a "catalyst" for improved earnings. This could be, for example, a new product, new management or a new sales channel.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing
               in this Fund starting on
               page 136 and in the SAI.


[GRAPHIC]      Risks and other things to consider

      Nations Value Fund has the following risks:

      o Investment strategy risk - The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.


[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]

1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
3.53%     25.86%    7.30%     16.36%    -2.99%    36.09%    21.12%    26.66%    17.34%    1.25%


              *Year-to-date return as of June 30, 2000: -5.82%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1998:             19.69%
        Worst: 3rd quarter 1998:            -12.48%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the S&P/BARRA Value Index. The S&P 500 is an unmanaged index of 500 widely held common stocks. The S&P/BARRA Value Index is an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. These indices are weighted by market capitalization and are not available for investment.

                                        1 year       5 years       10 years
        Primary A Shares                 1.25%        19.92%        14.62%
        S&P 500                         21.04%        28.55%        18.21%
        S&P/BARRA Value Index           12.72%        22.94%        15.37%

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                        Primary A
        (Fees paid directly from your investment)                Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.28%
                                                                  -----
        Total annual Fund operating expenses                      0.93%
                                                                  =====

         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o you reinvest all dividends and distributions in the Fund

           o your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year     3 years     5 years     10 years
        Primary A Shares     $95        $296        $515        $1,143

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]

               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 142.

[GRAPHIC]

             Why invest in a growth and income fund?

             Growth and income funds can invest in a mix of equity and fixed income securities. This can help reduce volatility and provide the Fund with the flexibility to shift among securities that offer the potential for higher returns.

             While this Fund invests in a wide range of companies and industries, it holds fewer investments than other kinds of funds. This means it can have greater price swings than more diversified funds. It also means it may have relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Growth & Income Fund


[GRAPHIC]    Investment objective

        The Fund seeks long-term growth of capital with a limited emphasis on income.


[GRAPHIC]    Principal investment strategies

        The Fund invests all of its assets in Nations Marsico Growth & Income Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It invests at least 25% of its assets in securities that are believed to have income potential, and generally holds 35 to 50 securities. It may hold up to 25% of its assets in foreign securities.

 Marsico Capital may shift assets between growth and income securities based on its assessment of market, financial and economic conditions. The Master Portfolio, however, is not designed to produce a consistent level of income.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

      Nations Marsico Growth & Income Fund has the following risks:

      o Investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

      o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      o Interest rate risk - The prices of the Master Portfolio's fixed income securities will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

      o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

      o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

      o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations Marsico Growth & Income Fund into a new shell Fund that is substantially identical to the existing Fund. The principal effect of this reorganization would be to redomicile the Fund in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other domestic stock funds managed by Thomas Marsico, see How the Funds are managed.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]

1998      1999
38.22%    52.48%

              *Year-to-date return as of June 30, 2000: -6.25%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1999:             35.30%
        Worst: 3rd quarter 1998:            -12.34%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                 Since
                                   1 year      inception*
        Primary A Shares           52.48%        45.18%
        S&P 500                    21.04%        24.75%

        *The inception date of Primary A Shares is December 31, 1997. The return for the index shown is from inception of Primary A Shares.



[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                         0.75%
        Other expenses                                          0.48%
                                                                -----
        Total annual Fund operating expenses                    1.23%
                                                                =====

         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o you reinvest all dividends and distributions in the Fund

           o your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years     5 years     10 years
        Primary A Shares     $125       $390        $676        $1,489

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Chicago Equity is its sub-adviser. Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Chicago Equity on
               page 144.

[GRAPHIC]
             Why invest in Nations Blue Chip Fund?

             Nations Blue Chip Fund may be suitable for investors who are looking for a "core" equity holding for their portfolio. It's considered to be a more conservative equity investment because it invests in a broad range of large, well-established companies. These companies tend to be less volatile than other kinds of companies.

 Nations Blue Chip Fund


[GRAPHIC]
        Investment objective

        The Fund seeks to achieve long-term capital appreciation through investments in blue chip stocks.


[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations Blue Chip Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in blue chip stocks. These are stocks of well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The Master Portfolio primarily invests in blue chip stocks that are included in the S&P 500, but may invest up to 15% of its assets in stocks that are not included in the index. It usually holds approximately 145 stocks.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 600 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

  o changes in actual and expected earnings

  o unexpected changes in earnings

  o price-to-earnings ratio

  o dividend discount model

  o price-to-cash flow

 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P 500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.

 The team may sell a security when there is a development in the company or its industry that causes earnings estimates to fall, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.


[GRAPHIC]      Risks and other things to consider

      Nations Blue Chip Fund has the following risks:

      o Investment strategy risk - The Master Portfolio uses quantitative analysis to select blue chip stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall.

      o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

      o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]

1995      1996      1997      1998      1999
35.78%    23.76%    32.70%    27.86%    21.16%

              *Year-to-date return as of June 30, 2000: 0.26%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1998:             23.71%
        Worst: 3rd quarter 1998:           -12.18%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                          Since
                              1 year       5 years      inception*
        Investor A Shares     21.16%        28.14%        23.24%
        S&P 500               21.04%        28.55%        23.55%

        *The inception date of Investor A Shares is January 13, 1994. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                     Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                         0.65%
        Other expenses                                          0.33%
                                                                -----
        Total annual Fund operating expenses                    0.98%
                                                                =====

         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.


[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o you reinvest all dividends and distributions in the Fund

           o your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years     5 years     10 years
        Primary A Shares     $100       $312        $542        $1,201

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             Minimizing taxes

             The Fund's proactive tax management strategy may help reduce capital gains distributions. The tax management strategy seeks to limit portfolio turnover, offset capital gains with capital losses and sell securities that have the lowest tax burden on shareholders.

 Nations Strategic Growth Fund

[GRAPHIC]
        Investment objective

        The Fund seeks long-term, after-tax returns by investing in a diversified portfolio of common stocks.

[GRAPHIC]     Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Fund normally holds 60 to 80 securities, which include common stocks, preferred stocks and convertible securities like warrants and rights.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:

  o will focus on long-term investments to try to limit the number of buy and sell transactions
  o will try to sell securities that have the lowest tax burden on shareholders
  o may offset capital gains by selling securities to realize a capital loss
  o invests primarily in securities with lower dividend yields
  o may use options, instead of selling securities

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the manager considers the security's price to be overvalued, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 136 and in the SAI.


[GRAPHIC]      Risks and other things to consider

      Nations Strategic Growth Fund has the following risks:

      o Investment strategy risk - The team chooses stocks that are believed have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

      o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

      o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

      o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]

1999
28.08%

              *Year-to-date return as of June 30, 2000: 0.78%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1999:             20.52%
        Worst: 3rd quarter 1999:            -5.97%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                 Since
                                   1 year      inception*
        Primary A Shares           28.08%        49.43%
        S&P 500                    21.04%        35.97%

        *The inception date of Primary A Shares is October 2, 1998. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)                Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.32%
                                                                  -----
        Total annual Fund operating expenses                      0.97%
                                                                  =====

         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o you reinvest all dividends and distributions in the Fund

           o your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year     3 years     5 years     10 years
        Primary A Shares     $99        $309        $536        $1,190

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             What is a growth fund?

             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

     Nations Capital Growth Fund

[GRAPHIC]
        Investment objective

        The Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.

[GRAPHIC]
        Principal investment strategies

     The Fund normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

     o above-average earnings growth compared with the S&P 500

     o established operating histories, strong balance sheets and favorable financial performance

     o above-average return on equity compared with the S&P 500

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]
         Risks and other things to consider

      Nations Capital Growth Fund has the following risks:

      o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

      o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]

1993      1994      1995      1996      1997      1998      1999
7.85%     -1.24%    28.72%    18.61%    30.52%    30.14%    23.93%

              *Year-to-date return as of June 30, 2000: 3.99%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1998:             28.39%
        Worst: 3rd quarter 1998:           -14.94%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                          Since
                             1 year       5 years      inception*
        Primary A Shares     23.93%        26.30%        19.73%
        S&P 500              21.04%        28.55%        21.54%

        *The inception date of Primary A Shares is September 30, 1992. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
             What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                     Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.65%
        Other expenses                                         0.31%
                                                               -----
        Total annual Fund operating expenses                   0.96%
                                                               =====

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years     5 years     10 years
        Primary A Shares     $98        $306        $531        $1,178

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             What is a growth fund?

             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.


 Nations Aggressive Growth Fund

[GRAPHIC]
        Investment objective

        The Fund seeks capital appreciation.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of large and medium-sized U.S. companies. These companies typically have a market capitalization of $1 billion or more.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the Russell 1000 Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings. The resulting portfolio typically consists of between 50 to 75 securities.

 The team may use various strategies, to the extent consistent with the Fund's investment objective, to try to reduce the amount of capital gains it distributes to shareholders. For example, the team:

  o will focus on long-term investments to try and limit the number of buy and sell transactions

  o will try to sell securities that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

  o will invest primarily in securities with lower dividend yields

  o may use options instead of selling securities

 While the Fund tries to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.


 The team may sell a security when if forecasts a decline in industry profitability, it believes a company's competitive position erodes significantly, management strategies prove ineffective or a company's price exceeds the team's price target for the security.


[GRAPHIC]
        Risks and other things to consider

        Nations Aggressive Growth Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in the U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

        o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Prior to April 17, 2000, this
             Fund had a different investment objective and principal investment strategies.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.


[BAR CHART APPEARS HERE]


1993      1994      1995      1996      1997      1998      1999
29.81%   -6.35%     27.53%    22.08%    29.92%    25.83%    9.11%


              *Year-to-date return as of June 30, 2000: -4.27%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1998:             24.61%
        Worst: 3rd quarter 1998:            -15.28%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Russell 1000 Growth Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization,with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Growth Index as a whole. Prior to April 17, 2000, the Fund compared its performance to the S&P
        500. The Fund changed the index to which it compares its performance because the Russell 1000 Growth Index is considered a more appropriate comparison.

                                                                        Since
                                            1 year       5 years      inception*
        Primary A Shares                     9.11%        22.66%        23.03%
        S&P 500                             21.04%        28.55%        21.54%
        Russell 1000 Growth Index           20.91%        28.04%        21.28%

        *The inception date of Primary A Shares is October 1, 1992. The returns for the indices shown are from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                     Primary A
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.65%
        Other expenses                                         0.32%
                                                               -----
        Total annual Fund operating expenses                   0.97%
                                                               =====

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.



[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years     5 years     10 years
        Primary A Shares     $99        $309        $536        $1,190

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 142.

[GRAPHIC]
             What is a focused fund?

             A focused fund invests in a small number of companies with earnings that are believed to have the potential to grow significantly. This Fund focuses on large, established and well-known U.S. companies.

             Because a focused fund holds fewer investments than other kinds of funds, it can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Focused Equities Fund


[GRAPHIC]
        Investment objective

        The Fund seeks long-term growth of capital.

[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in common stocks of large companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]
        Risks and other things to consider

        Nations Marsico Focused Equities Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

        o Holding fewer investments - This Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

        o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

        o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies,which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

        o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

        o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations Marsico Focused Equities Fund into a new shell Fund that is substantially identical to the existing Fund. The principal effect of this reorganization would be to redomicile the Fund in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other domestic stock funds managed by Thomas Marsico, see How the Funds are managed.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]


1998      1999
49.64%    53.43%


              *Year-to-date return as of June 30, 2000: -8.10%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1999:             33.16%
        Worst: 3rd quarter 1998:            -9.08%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                 Since
                                   1 year      inception*
        Primary A Shares           53.43%        51.53%
        S&P 500                    21.04%        24.75%

        *The inception date of Primary A Shares is December 31, 1997. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                     Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                         0.75%
        Other expenses                                          0.41%
                                                                -----
        Total annual Fund operating expenses                    1.16%
                                                                =====

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.


[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years     5 years     10 years
        Primary A Shares     $118       $368        $638        $1,409

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             What is an emerging growth fund?


             An emerging growth fund invests in emerging growth companies. These are typically medium-sized and smaller companies whose earnings are expected to grow or to continue growing. These companies may be expanding in existing markets, entering into new markets, developing new products or increasing their profit margins by gaining market share or streamlining their operations.

             These companies can have better potential for rapid earnings than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback in sales than larger, more established companies.

 Nations MidCap Growth Fund


[GRAPHIC]
        Investment objective

        The Fund seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies chosen from a universe of emerging growth companies. The Fund generally holds securities of between 75 and 130 issuers, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $750 million, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P MidCap 400 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations MidCap Growth Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

        o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]


1993      1994      1995      1996      1997      1998      1999
12.00%    0.65%    30.00%     18.63%    20.66%    3.47%     43.89%


              *Year-to-date return as of June 30, 2000: 18.06%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1998:             31.92%
        Worst: 3rd quarter 1998:           -26.07%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P MidCap 400, an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

                                                         Since
                             1 year       5 years      inception*
        Primary A Shares     43.89%        22.60%        18.03%
        S&P MidCap 400       14.86%        23.01%        17.86%

        *The inception date of Primary A Shares is December 4, 1992. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.65%
        Other expenses                                         0.35%
                                                               -----
        Total annual Fund operating expenses                   1.00%
                                                               =====

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years     5 years     10 years
        Primary A Shares     $102       $318        $552        $1,225

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. James A. Hillary is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Marsico Capital and
               Mr. Hillary on page 142.

[GRAPHIC]
             What is a multi-cap fund?

             A multi-cap fund invests in companies across the capitalization spectrum -- small, medium-sized and large companies. As a multi-cap fund, this Fund may invest in large, established and well-known U.S. and foreign companies, as well as small, new and relatively unknown companies that are believed to have the potential to grow significantly.

 Nations Marsico 21st Century Fund

[GRAPHIC]
        Investment objective

        The Fund seeks long-term growth of capital.

[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico 21st Century Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.

 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Marsico 21st Century Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

        o Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

        o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

        o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

        o Foreign investment risk - Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
        A look at the Fund's performance

        Because the Fund commenced operations on April 10, 2000 and has not been in operation for a full calendar year, no performance information is included in this prospectus.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Primary A
        (Fees paid directly from your investment)               Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)(1)
        Management fees                                         0.75%
        Other expenses(2)                                       0.49%
                                                                -----
        Total annual Fund operating expenses                    1.24%
                                                                =====

      (1)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (2)Other expenses are based on estimates for the current fiscal year.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                  1 year     3 years
        Primary A Shares           $126       $393

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's SmallCap Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             Why invest in a small company fund?

             A small company fund invests in smaller companies with promising products or that are operating in a dynamic field. These companies can have stronger potential for rapid earnings growth than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback than larger, more established companies.

             The team looks for companies whose earnings are growing quickly, and whose share prices are reasonably valued.

 Nations Small Company Fund


[GRAPHIC]
        Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies with a market capitalization of $2 billion or less. The Fund usually holds 75 to 130 securities, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial position and management of each company. It generates ideas from:

  o company meetings/conferences

  o independent industry analysis

  o quantitative analysis

  o Wall Street (brokerage) research

 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  o gaining an in-depth understanding of the company's business

  o evaluating the company's growth potential, risks and competitive strengths

  o discussing its growth strategy with company management

  o validating the growth strategy with external research

 The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.


 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
        Risks and other things to consider

        Nations Small Company Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

        o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

        o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

        o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]


1996      1997      1998      1999
20.59%    19.84%    1.53%     54.88%


              *Year-to-date return as of June 30, 2000: 14.17%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1999:             43.13%
        Worst: 3rd quarter 1998:           -25.76%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Russell 2000, an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

                                                 Since
                                   1 year      inception*
        Primary A Shares           54.88%        22.08%
        Russell 2000               21.26%        14.35%

        *The inception date of Primary A Shares is December 12, 1995. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Primary A
        (Fees paid directly from your investment)               Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.90%
        Other expenses                                           0.32%
                                                                 ------
        Total annual Fund operating expenses                     1.22%
        Fee waivers and/or reimbursements                       (0.07)%
                                                                 ------
        Total net expenses(2)                                    1.15%
                                                                 ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples.

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                            1 year     3 years     5 years     10 years
        Primary A Shares     $117       $380        $664        $1,471

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Brandes Investment Partners, L.P. (Brandes) is its sub-adviser. Brandes' Large Cap Investment Committee makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Brandes on page 145.

[GRAPHIC]
             What is the Graham and Dodd
             approach to investing?

             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data.

             The team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

 Nations International Value Fund

[GRAPHIC]
        Investment objective

        The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations International Value Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Master Portfolio typically invests in at least three countries other than the United States at any one time.

 The Master Portfolio primarily invests in common stocks, preferred stocks and convertible securities, either directly or indirectly through closed-end investment companies and depositary receipts.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Master Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic value.

 The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
             Limits on investments

             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:

              o The Fund will normally invest no more than 5% of its assets in a single security.

              o It may not invest more than the higher of:

                o 20% of its assets in a single country or industry, or

                o 150% of the weighting of a single country or industry in the
                  MSCI EAFE Index (to a maximum of 25% of its assets in a single industry, other than U.S. government securities).

              o It generally may not invest more than 20% of its assets in emerging markets or developing countries.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on page
               136 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations International Value Fund has the following risks:

        o Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the manager expects, or will fall.

        o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

        o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other international funds managed by Brandes, see How the Funds are managed.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]

1996      1997      1998      1999
15.35%    21.01%    11.60%    52.65%

              *Year-to-date return as of June 30, 2000: 3.15%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1999:       24.31%
        Worst: 3rd quarter 1998:     -16.57%

        Average annual total return as of December 31, 1999
        The table shows the Fund's annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

                                                   Since
                                  1 year         inception*
        Primary A Shares           52.65%         23.95%
        MSCI EAFE Index            26.96%         13.24%

        *The inception date of Primary A Shares is December 27, 1995. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                    Primary A
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                        0.90%
        Other expenses                                         0.44%
                                                              ------
        Total annual Fund operating expenses                   1.34%
        Fee waivers and/or reimbursements                     (0.10)%
                                                              ------
        Total net expenses(3)                                  1.24%
                                                              ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples.

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                            1 year     3 years     5 years     10 years
        Primary A Shares     $126       $415        $725        $1,604

[GRAPHIC]
             About the sub-advisers

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser. The Master Portfolio is a "multi-manager" fund, which means that it's managed by more than one sub-adviser. Gartmore Global Partners (Gartmore), INVESCO Global Asset Management (N.A.), Inc. (INVESCO) and Putnam Investment Management Inc. (Putnam) each manage approximately one-third of the assets of the Master Portfolio. Five portfolio managers from Gartmore, INVESCO's International Equity Portfolio Management Team and Putnam's Core International Equity Group make the day-to-day investment decisions for their portion of the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Gartmore on page 146, and INVESCO and Putnam starting on page 148.

[GRAPHIC]
             Why invest in an
             international stock fund?

             International stock funds invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the United States. Investing internationally also involves special risks not associated with investing in the U.S. stock market.

 Nations International Equity Fund

[GRAPHIC]
        Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations International Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

 The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

 The Master Portfolio is a "multi-manager" fund. It has three different investment managers. Each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

  o Gartmore combines "top-down," allocation among regions around the world with a stock selection process that focuses on investing in securities when growth is likely to be higher, or sustained longer, than other investors expect.

  o INVESCO uses a "bottom-up" approach, focusing exclusively on stock selection, and looking for sustainable growth.

  o Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom-up" stock selection with "top-down" country allocation.

 The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

 A manager may sell a security when its price reaches the target set by the manager, when the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on page
               136 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations International Equity Fund has the following risks:

        o Investment strategy risk - The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

        o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

        o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Futures risk - This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]


1992      1993      1994      1995      1996      1997      1998      1999
-8.57%    27.21%    2.60%     8.45%     8.47%     1.27%     16.46%    39.49%


              *Year-to-date return as of June 30, 2000: -4.15%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1999:             28.59%
        Worst: 3rd quarter 1998:           -13.94%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

                                                         Since
                             1 year       5 years      inception*
        Primary A Shares     39.49%        14.12%        11.48%
        MSCI EAFE Index      26.96%        12.82%        11.51%

        *The inception date of Primary A Shares is December 2, 1991. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                         0.80%
        Other expenses                                          0.38%
                                                                -----
        Total annual Fund operating expenses                    1.18%
                                                                =====

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years     5 years     10 years
        Primary A Shares     $120       $375        $649        $1,432

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. James Gendelman is the portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Marsico Capital and James Gendelman on page 142.

[GRAPHIC]
             What is an international fund?

             International stock funds invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the United States.

 Nations Marsico International Opportunities Fund


[GRAPHIC]
        Investment objective

        The Fund seeks long-term growth of capital.

[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico International Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o well positioned to take advantage of the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on page
               136 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Marsico International Opportunities Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

        o Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
        A look at the Fund's performance

        Because the Fund commenced operations on August 1, 2000 and has not been in operation for a full calendar year, no performance information is included in this prospectus.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)(1)
        Management fees                                         0.80%
        Other expenses(2)                                       0.61%
                                                                -----
        Total annual Fund operating expenses                    1.41%
                                                                =====

      (1)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (2)Other expenses are based on estimates for the current fiscal year.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                 1 year     3 years
        Primary A Shares           $144       $446

[GRAPHIC]
             About the sub-adviser

             Gartmore Global Partners (Gartmore) is this Fund's sub-adviser. Christopher Palmer, a senior investment manager on the Gartmore Emerging Markets Team, makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               Gartmore on page 146.

[GRAPHIC]
             What's an emerging market?

             This Fund considers a country to
             be an emerging market if:

                o the International Finance Corporation has defined it as an emerging market,

                o it has a low-to-middle income economy according to the World
                  Bank, or

                o it's listed as developing in World Bank publications.

             There are over 25 countries that currently qualify as emerging markets, including Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

 Nations Emerging Markets Fund


[GRAPHIC]
        Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East and India.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies in emerging markets or developing countries. The Fund intends to invest in securities of companies in at least three of these countries at any one time.

 The Fund normally invests in common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts.

 The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio manager looks for emerging markets that are believed to have the potential for strong economic growth, and tries to avoid emerging markets that might be politically or economically risky.

 The portfolio manager starts with approximately 800 companies in the most promising markets, and:

  o uses fundamental research to select 80 to 100 stocks in 15 or more countries, looking at earnings growth, financial resources, marketability, and other factors

  o visits companies to confirm the corporate and industry factors that led to a stock's selection as a potential investment

  o regularly reviews the Fund's investments to determine whether companies are meeting expected return targets and whether their fundamental financial health has changed

 The portfolio manager may sell a security when its price reaches the target set by the portfolio manager, when there is a deterioration in the growth prospects of the company or its industry, when the portfolio manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations Emerging Markets Fund has the following risks:

        o Investment strategy risk - The portfolio manager invests in securities of companies in emerging markets, which have high growth potential, but can be more volatile than securities in more developed markets. There is a risk that the value of these investments will not rise as high as the portfolio manager expects, or will fall.

        o Foreign investment risk - Because the Fund invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Futures risk - This Fund may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

        o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

        o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

          If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 27.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]


1996      1997     1998      1999
8.73%    -2.99%   25.58%    96.74%

              *Year-to-date return as of June 30, 2000: -5.05%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1999:             48.13%
        Worst: 3rd quarter 1998:           -24.17%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P/IFC Investables Index, an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization.

                                                          Since
                                            1 year      inception*
        Primary A Shares                    96.74%        9.59%
        S&P/IFC Investables Index           67.13%        4.14%

        *The inception date of Primary A Shares is June 30, 1995. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         1.00%
        Other expenses                                          0.90%
                                                                -----
        Total annual Fund operating expenses(2)                 1.90%

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some if its other service providers have agreed to limit total annual operating expenses to 1.90% for Primary A Shares until July 31, 2001. There is no guarantee that this limitation will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years     5 years     10 years
        Primary A Shares     $193       $597        $1,026      $2,222

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations LargeCap Index Fund


[GRAPHIC]
        Investment objective

        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

 The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P 500, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500, subject to certain restrictions.

 The Fund tries to achieve a correlation of 0.95 with the S&P 500 on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 is affected by transaction costs and other expenses, changes in the composition of the S&P 500, changes in the number of shares issued by the companies represented in the S&P 500, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]
        Risks and other things to consider

        Nations LargeCap Index Fund has the following risks:

        o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

        o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, or increase transaction costs or increase the Fund's volatility.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]



1994      1995      1996      1997      1998      1999
0.99%     37.02%    22.63%    32.70%    28.39%    20.66%


              *Year-to-date return as of June 30, 2000: -0.56%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1998:             21.13%
        Worst: 3rd quarter 1998:            -9.84%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                          Since
                             1 year       5 years      inception*
        Primary A Shares     20.66%        28.14%        23.11%
        S&P 500              21.04%        28.55%        23.55%

        *The inception date of Primary A Shares is December 15, 1993. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.31%
                                                                ------
        Total annual Fund operating expenses                     0.71%
        Fee waivers and/or reimbursements                       (0.36)%
                                                                ------
        Total net expenses(2)                                    0.35%
                                                                ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                            1 year     3 years     5 years     10 years
        Primary A Shares     $36        $191        $359        $849

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations MidCap Index Fund


[GRAPHIC]
        Investment objective

        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's MidCap 400 Stock Price Index (S&P MidCap 400).


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 domestic common stocks chosen for their market size, liquidity and industry representation. As of the date of this prospectus, the weighted average market capitalization of the companies in the S&P MidCap 400 was $3.7 billion. The index is not available for investment.

 The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P MidCap 400, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400.

 The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400, changes in the number of shares issued by the companies represented in the S&P MidCap 400, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the team believes the stock is not liquid enough, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations MidCap Index Fund has the following risks:

        o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400. The value of the Fund will rise and fall with the performance of the S&P MidCap 400.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

        o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

        o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

          If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 27.

[GRAPHIC]
        A look at the Fund's performance

        Because the Fund commenced its operations on March 31, 2000 and has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees
        (Fees paid directly from your investment)           Primary A Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses(1)                                        0.33%
                                                                 ------
        Total annual Fund operating expenses                     0.73%
        Fee waivers and/or reimbursements                       (0.38)%
                                                                 ------
        Total net expenses(2)                                    0.35%
                                                                 ======

     (1)Other expenses are based on estimates for the current fiscal year.

     (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3 year example

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year     3 years
        Primary A Shares           $36        $195

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations SmallCap Index Fund


[GRAPHIC]
        Investment objective

        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's SmallCap 600 Stock Price Index (S&P SmallCap 600).


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P SmallCap 600. The S&P SmallCap 600 is an unmanaged market capitalization index consisting of 600 common stocks that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

 The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P SmallCap 600, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600.

 The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600, changes in the number of shares issued by the companies represented in the S&P SmallCap 600, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations SmallCap Index Fund has the following risks:

        o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 600 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

        o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

        o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Prior to May 12, 2000, the Fund had a different investment objective and principal investment strategies.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand of the risks investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]


1997      1998      1999
27.97%    -1.65%    5.47%

              *Year-to-date return as of June 30, 2000: 5.50%

        Best and worst quarterly returns during this period

        Best: 2nd quarter 1997:             17.64%
        Worst: 3rd quarter 1998:           -20.83%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P SmallCap 600, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 is not available for investment.

                                                 Since
                                   1 year      inception*
        Primary A Shares            5.47%        10.29%
        S&P SmallCap 600           12.42%        13.24%

        *The inception date of Primary A Shares is October 15, 1996. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Primary A
        (Fees paid directly from your investment)               Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.36%
                                                                 ------
        Total annual Fund operating expenses                     0.76%
        Fee waivers and/or reimbursements                       (0.36)%
                                                                 ------
        Total net expenses(2)                                    0.40%
                                                                 ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           1 year     3 years     5 years     10 years
        Primary A Shares     $41        $207        $387        $909

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             What is a managed index fund?

             A managed index fund combines the benefits of traditional index funds -- relatively low costs and low portfolio turnover -- with active management.

             With a managed index fund, the team starts with the stocks of a specific market index -- in this case, the S&P 500 -- and then tries to achieve higher returns than the index by emphasizing stocks in the index that are expected to generate the highest returns.

             There is no assurance that active management will result in a higher return than the index.

 Nations Managed Index Fund


[GRAPHIC]
        Investment objective

        The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

 The team tries to maintain a portfolio that matches the industry and risk characteristics of the S&P 500. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 and to reduce the risk of underperforming the index over time. The Fund usually holds 200 to 350 of the stocks included in the index. The Fund may invest in financial futures traded on U.S. exchanges.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 When selecting investments for the Fund, the team starts with the stocks included in the S&P 500. It uses quantitative analysis, which is an analysis of a company's financial information, to:

  o rank the attractiveness of each stock based on a "multi-factor" valuation model, which takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth versus its market price. The model also considers growth measures like price momentum and the size and rate of earnings growth when comparing a stock with others in the same industry

  o measure the rate of earnings growth of each stock. Each stock is assigned a ranking from 1 to 10 (best to worst). The team will hold a slightly higher percentage of an attractively ranked stock than the index and hold a lower percentage -- or none -- of a less attractively ranked stock

 The team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.


 The team uses various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

  o may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions

  o will try to keep portfolio turnover low, which helps to defer the realization of capital gains

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.


[GRAPHIC]
        Risks and other things to consider

        Nations Managed Index Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have the potential for higher total returns than the S&P 500. There is a risk that the returns of these investments will not exceed those of the S&P 500, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

        o Futures risk - This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]


1997     1998      1999
33.46%   26.64%    17.70%


              *Year-to-date return as of June 30, 2000: -1.23%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1998:             20.98%
        Worst: 3rd quarter 1998:           -10.62%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                 Since
                                  1 year      inception*
        Primary A Shares           17.70%        28.02%
        S&P 500                    21.04%        29.60%

        *The inception date of Primary A Shares is July 31, 1996. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                     Primary A
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.32%
                                                               ------
        Total annual Fund operating expenses                   0.72%
        Fee waivers and/or reimbursements                     (0.22)%
                                                               ------
        Total net expenses(2)                                  0.50%
                                                               ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           1 year     3 years     5 years     10 years
        Primary A Shares     $51        $208        $379        $874

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             Corporate fixed-income
             securities

             This Fund focuses on fixed income securities issued by corporations. Corporate fixed income securities have the potential to pay higher income than U.S. Treasury securities with similar maturities.

[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Short-Term Income Fund


[GRAPHIC]
        Investment objective

        The Fund seeks high current income consistent with minimal fluctuations of principal.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its total assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  o corporate debt securities, including bonds, notes and debentures

  o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  o asset-backed securities

  o U.S. government obligations

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be three years or less.

 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities; asset-backed securities and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations Short-Term Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]


1993      1994      1995      1996      1997      1998      1999
7.55%    -0.27     11.27%     4.89%     6.03%     6.30%     3.22%


              *Year-to-date return as of June 30, 2000: 2.53%

        Best and worst quarterly returns during this period

        Best: 2nd quarter 1995:             3.49%
        Worst: 3rd quarter 1994:           -0.94%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. All dividends are reinvested.

                                                                       Since
                                                1 year   5 years     inception*
        Primary A Shares                          3.22%     6.31%       5.24%
        Merrill Lynch 1-3 Year Treasury Index     3.06%     6.51%       5.31%

        *The inception date of Primary A Shares is September 30, 1992. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                    Primary A
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.30%
        Other expenses                                         0.30%
                                                               ------
        Total annual Fund operating expenses                   0.60%
        Fee waivers and/or reimbursements                     (0.10)%
                                                               ------
        Total net expenses(2)                                  0.50%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           1 year     3 years     5 years     10 years
        Primary A Shares     $51        $182        $325        $740

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             U.S. government securities

             This Fund invests almost all of its assets in securities that are U.S. government issued or guaranteed. This means the Fund is generally not subject to credit risk, but it could earn less income than funds that invest in other kinds of fixed income securities.

[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Short-Intermediate Government Fund


[GRAPHIC]
        Investment objective

        The Fund seeks high current income consistent with modest fluctuation of principal.


[GRAPHIC]
        Principal investment strategies

        The Fund invests most of its assets in U.S. government obligations and repurchase agreements relating to these obligations. It may invest in mortgage-related securities issued or backed by the U.S. government, its agencies or instrumentalities, or corporations.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.

 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]
        Risks and other things to consider

        Nations Short-Intermediate Government Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, should generally not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]

1992      1993      1994      1995      1996      1997      1998      1999
5.78%     8.02%    -2.41%     12.44%    3.19%     7.25%     6.60%     0.43%

              *Year-to-date return as of June 30, 2000: 2.75%

        Best and worst quarterly returns during this period

        Best: 2nd quarter 1992:             4.46%
        Worst: 3rd quarter 1994:           -1.74%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Government Bond Index, an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.

                                                                         Since
                                                   1 year   5 years   inception*
        Primary A Shares                             0.43%     5.90%    5.92%
        Lehman Intermediate Government Bond Index    0.50%     6.94%    6.70%

        *The inception date of Primary A Shares is August 1, 1991. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                     Primary A
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.30%
        Other expenses                                         0.32%
                                                               -----
        Total annual Fund operating expenses                   0.62%
                                                               =====

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           1 year     3 years     5 years     10 years
        Primary A Shares     $63        $199        $346        $774

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             Mortgage-backed securities

             This Fund invests in mortgage-backed securities. Mortgage-backed securities tend to pay higher income than U.S. Treasury bonds and other government-backed bonds with similar maturities, but also have specific risks associated with them. They pay a monthly amount that includes a portion of the principal on the underlying mortgages, as well as interest.

 Nations Government Securities Fund


[GRAPHIC]
        Investment objective

        The Fund seeks high current income consistent with moderate fluctuation of principal.


[GRAPHIC]
        Principal investment strategies

        This Fund normally invests at least 65% of its assets in U.S. government obligations and repurchase agreements secured by these securities.

 It may also invest in the following securities rated investment grade at the time of investment:

  o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations.

  o asset-backed securities or municipal securities.

  o corporate debt securities, including bonds, notes and debentures.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.

 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations Government Securities Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

        o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations Government Securities Fund into a newly created shell Fund that is substantially identical to the existing Fund. The principal effects of this reorganization would be to bring the assets of Nations U.S. Government Bond Fund into Nations Government Securities Fund and to redomicile the Funds in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholders meeting. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]

1992      1993      1994      1995      1996      1997      1998      1999
5.41%     7.67%    -5.11%     15.28%    2.53%     8.55%     8.43%    -2.95%

              *Year-to-date return as of June 30, 2000: 4.12%

        Best and worst quarterly returns during this period

        Best: 1st quarter 1995:             4.97%
        Worst: 3rd quarter 1994:           -3.01%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. Prior to March 31, 2000, the Fund compared its performance to the Lehman Intermediate Treasury Index and the Salomon Brothers Mortgage Index. The Fund changed the index to which it compares its performance because the Lehman Government Bond Index is considered to be a more appropriate comparison.

                                                                        Since
                                               1 year      5 years    inception*
        Primary A Shares                        -2.95%       6.19%       5.73%
        Lehman Government Bond Index            -2.23%       7.44%       7.24%
        Lehman Intermediate Treasury Index      0.40%        6.92%       6.71%
        Salomon Brothers Mortgage Index         1.83%        7.93%       6.83%

        *The inception date of Primary A Shares is April 11, 1991. The returns for the indices shown are from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.50%
        Other expenses                                           0.39%
                                                                 ------
        Total annual Fund operating expenses                     0.89%
        Fee waivers and/or reimbursements                       (0.10)%
                                                                 ------
        Total net expenses(2)                                    0.79%
                                                                 ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples.

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                            1 year     3 years     5 years     10 years
        Primary A Shares     $81        $274        $483        $1,087

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             Mortgage-backed securities

             This Fund invests in mortgage-backed securities. Mortgage-backed securities tend to pay higher income than U.S. Treasury bonds and other government-backed bonds with similar maturities, but also have specific risks associated with them. They pay a monthly amount that includes a portion of the principal on the underlying mortgages, as well as interest.

 Nations U.S. Government Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks total return and preservation of capital by investing in U.S. government securities and repurchase agreements collateralized by such securities.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in U.S. government obligations and repurchase agreements secured by these securities.

 It may also invest in the following securities rated investment grade at the time of investment:

  o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations.

  o asset-backed securities or municipal securities.

  o corporate debt securities, including bonds, notes and debentures.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.

 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations U.S. Government Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

        o Proposed reorganization - As of the date of this prospectus, it is anticipated that management will propose a reorganization of Nations U.S. Government Bond Fund into Nations Government Securities Fund. If approved and recommended by the Nations Funds Boards, shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at special shareholders meetings. If shareholders approve this Plan, the reorganization would likely occur in the second quarter of 2001. At that time, Nations U.S. Government Bond Fund shares would be exchanged for shares of equal value of a successor to Nations Government Securities Fund.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]

1995      1996      1997      1998      1999
20.75%    1.80%     8.43%     8.38%    -4.31%

              *Year-to-date return as of June 30, 2000: 3.74%

        Best and worst quarterly returns during this period

        Best: 2nd quarter 1995:             7.36%
        Worst: 1st quarter 1996:           -2.80%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.

                                                                  Since
                                        1 year      5 years     inception*
        Primary A Shares                  -4.31%       6.69%       7.25%
        Lehman Government Bond Index      -2.23%       7.44%       7.28%

        *The inception date of Primary A Shares is November 7, 1994. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)               Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.50%
        Other expenses                                           0.51%
                                                                 ------
        Total annual Fund operating expenses                     1.01%
        Fee waivers and/or reimbursements                       (0.10)%
                                                                 ------
        Total net expenses(2)                                    0.91%
                                                                 ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           1 year     3 years     5 years     10 years
        Primary A Shares     $93        $312        $548        $1,227

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and BACAP is its sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             Intermediate-term securities

             The team focuses on fixed income securities with intermediate terms. While these securities generally won't earn as much income as securities with longer terms, they tend to be less sensitive to changes in interest rates.

[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Intermediate Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks to obtain interest income and capital appreciation.


[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations Intermediate Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in intermediate and longer term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
 (CMOs), that are backed by the U.S government, its agencies or instrumentalities, or corporations.

 The Master Portfolio can invest up to 10% of its assets in high yield debt securities.

 The Master Portfolio may seek to enhance its yield by engaging in strategies including interest rate swaps, exchange-traded futures and options, and/or investing in non-U.S. dollar denominated fixed income securities or private placements. The Master Portfolio's aggregate use of these strategies and investments will not exceed 10% of its total assets.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years. Its duration generally will be the same as the Lehman Brothers Intermediate/Corporate Bond Index.

 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Master Portfolio's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Master Portfolio's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]
        Risks and other things to consider

        Nations Intermediate Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses for the Master Portfolio will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Master Portfolio invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - The Master Portfolio may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility. There is the risk that the party in an interest rate swap, futures or other transaction will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Master Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]

1995      1996      1997      1998      1999
14.54%    3.14%     6.54%     7.32%     0.02%

              *Year-to-date return as of June 30, 2000: 2.37%

        Best and worst quarterly returns during this period

        Best: 3rd quarter 1995:             4.50%
        Worst: 1st quarter 1996:           -1.06%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Government/Corporate Bond Index, an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. Prior to March 31, 2000, the Fund compared its performance to the Lehman Intermediate Government Bond Index. The Fund changed the index to which it compares its performance because the Lehman Intermediate Government/Corporate Bond Index is considered to be a more appropriate comparison.

                                                                        Since
                                                    1 year   5 years  inception*
        Investor A Shares                            -3.27%    5.50%     4.25%
        Lehman Intermediate Government/Corporate
         Bond Index                                  0.39%     7.07%     5.42%
        Lehman Intermediate Government Bond Index    0.50%     6.94%     5.34%

        *The inception date of Investor A Shares is January 24, 1994. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                        Primary A
        (Fees paid directly from your investment)                Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                           0.40%
        Other expenses                                            0.65%
                                                                  ------
        Total annual Fund operating expenses                      1.05%
        Fee waivers and/or reimbursements                        (0.24)%
                                                                  ------
        Total net expenses(3)                                     0.81%
                                                                ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year     3 years     5 years     10 years
        Primary A Shares     $83        $310        $556        $1,261

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             More investment opportunities

             This Fund can invest in a wide range of fixed income securities. This allows the team to focus on securities that offer the potential for higher returns.

             This Fund was formerly known as Nations Investment Grade Bond
             Fund.

 Nations Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks total return by investing in investment grade fixed income securities.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

 The Fund may invest in:

  o corporate debt securities, including bonds, notes and debentures

  o U.S. government obligations

  o foreign debt securities denominated in U.S. dollars

  o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  o asset-backed securities

  o municipal securities

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may seek to enhance its yield by engaging in strategies including interest rate swaps, exchange-traded futures and options, and/or investing in non-U.S.dollar denominated fixed income securities or private placements. The Fund's aggregate use of these strategies and investments will not exceed 10% of its total assets.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.


[GRAPHIC]
        Risks and other things to consider

        Nations Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transaction will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]

1993      1994      1995      1996       1997       1998        1999
10.78%   -3.32%     17.28%    2.12%      8.48%      7.16%      -1.24%

              *Year-to-date return as of June 30, 2000: 3.44%

        Best and worst quarterly returns during this period

        Best: 2nd quarter 1995:             5.95%
        Worst: 3rd quarter 1994:           -2.81%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Aggregate Bond Index, an index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

                                                                  Since
                                        1 year      5 years     inception*
        Primary A Shares                 -1.24%       6.58%       5.77%
        Lehman Aggregate Bond Index      -0.83%       7.73%       6.51%

        *The inception date of Primary A Shares is October 30, 1992. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                     Primary A
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.27%
                                                               -----
        Total annual Fund operating expenses                   0.67%
                                                               =====

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.



[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year     3 years     5 years     10 years
        Primary A Shares     $68        $214        $373        $835

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             High yield debt securities

             Although this Fund invests primarily in investment grade securities, it can invest up to 35% of its assets in high yield debt securities. High yield debt securities offer the potential for higher income than other kinds of bonds with similar maturities, but they also have higher credit risk.

             The Fund tries to manage this risk by holding a large part of its assets in investment grade debt securities. This allows the Fund to maintain an average quality well within the investment grade category.

 Nations Strategic Income Fund

[GRAPHIC]
        Investment objective

        The Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in investment grade debt securities.

 The Fund may invest in:

  o corporate debt securities

  o U.S. government obligations

  o foreign debt securities denominated in U.S. dollars or foreign currencies

  o mortgage-related securities issued by governments and non-government issuers

 The Fund may invest up to 35% of its assets in lower-quality fixed income securities ("junk bonds" or "high yield bonds") rated "B" or better by Moody's Investors Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

 The Fund will limit its investments in foreign securities to one-third of total assets. The Fund may engage in forward foreign currency contracts to seek to protect against movements in the value of foreign currencies in which its foreign securities may be denominated.

 The Fund may seek to enhance its yield by engaging in strategies including interest rate swaps, exchange-traded futures and options, and/or investing in private placements. The Fund's aggregate use of these strategies and investments will not exceed 10% of its total assets.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than five years.

 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations and U.S. corporate securities, including high yield corporate bonds. The allocation is structured to provide the potential for the best return, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Strategic Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Foreign investment risk - Because the Fund may invest up to one-third of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. The Fund's use of forward foreign currency contracts to seek to protect against movements in the value of foreign currencies may not eliminate the risk that the Fund will be adversely affected by changes in foreign currencies. Withholding taxes also may apply to some foreign investments.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transaction will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]

1993      1994      1995      1996      1997      1998      1999
15.68%   -2.52%     20.91%    2.46%     8.59%     7.53%    -2.59%

              *Year-to-date return as of June 30, 2000: 0.96%

        Best and worst quarterly returns during this period

        Best: 2nd quarter 1995:             7.48%
        Worst: 1st quarter 1996:           -3.18%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Aggregate Bond Index, an index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. Prior to August 1, 2000, the Fund compared its performance to the Lehman Government/Corporate Bond Index. The Fund changed the index to which it compares its performance because the Lehman Aggregate Bond Index is considered to be a more appropriate index.

                                                                     Since
                                                1 year   5 years   inception*
        Primary A Shares                         -2.59%    7.10%     7.00%
        Lehman Aggregate Bond Index              -0.83%    7.73%     6.58%
        Lehman Government/Corporate Bond Index   -2.15%    7.60%     6.20%

        *The inception date of Primary A Shares is October 30, 1992. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)               Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.50%
        Other expenses                                           0.39%
                                                                 ------
        Total annual Fund operating expenses                     0.89%
        Fee waivers and/or reimbursements                       (0.10)%
                                                                 ------
        Total net expenses(2)                                    0.79%
                                                                 ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           1 year     3 years     5 years     10 years
        Primary A Shares     $81        $274        $483        $1,087

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and MacKay Shields LLC (MacKay Shields) is its sub-adviser. The High Yield Portfolio Management Team makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               MacKay Shields and
               its High Yield Portfolio Management Team on page 148.

[GRAPHIC]
             High yield debt securities

             This Fund invests primarily in high yield debt securities, which are often referred to as "junk bonds." High yield debt securities offer the potential for higher income than other kinds of debt securities with similar maturities, but they also have higher credit risk.

     Nations High Yield Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.


[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations High Yield Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "B" or better by Moody's Investor Services, Inc. or Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CS First Boston High Yield Index.

 The Master Portfolio invests primarily in:

  o Domestic corporate high yield debt securities, including private placements

  o U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  o Zero-coupon bonds

  o U.S. government obligations

  o Equity securities (up to 25% of its assets), which may include convertible securities

 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 When selecting investments for the portfolio, the team:

  o focuses on individual security selection ("bottom-up" analysis)

  o uses fundamental credit analysis

  o emphasizes current income while attempting to minimize risk to principal

  o seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  o tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

 The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations High Yield Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Credit risk - The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Changing distribution levels - The level of monthly income distributions paid by the Master Portfolio depends on the amount of income paid by the securities the Master Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Liquidity risk - There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

        o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
        A look at the Fund's performance

        Because the Fund commenced its operations on February 14, 2000 and has not been in operation for a full calendar year, no performance information is included in this prospectus.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)               Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                         0.55%
        Other expenses                                          0.38%
                                                                -----
        Total annual Fund operating expenses(3)                 0.93%
                                                                =====

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to limit its total annual operating expenses to 0.93% for Primary A Shares until July 31, 2001. There is no guarantee that these limitations will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                 1 year     3 years
        Primary A Shares           $95        $296

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             Lowest risk, lowest
             income potential

             This Fund has the lowest risk of the Nations Funds Municipal Bond Funds because it has a duration of less than three years. Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

             This means the Fund's value tends to change less when interest rates change, but it could also earn less income than funds with longer durations.

 Nations Short-Term Municipal Income Fund


[GRAPHIC]
        Investment objective

        The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in:

  o short-term debt securities that are taxable, like commercial paper

  o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be less than three years, and its duration will be between 1.25 and 2.75 years.

 When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Short-Term Municipal Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]

1994     1995     1996     1997     1998      1999
0.46%    8.26%    4.18%    4.73%    4.74%     2.43%

              *Year-to-date return as of June 30, 2000: 2.38%

        Best and worst quarterly returns during this period

        Best: 1st quarter 1995:             2.90%
        Worst: 1st quarter 1994:            -0.91%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.

                                                                       Since
                                             1 year      5 years     inception*
        Primary A Shares                       2.43%        4.85%       4.13%
        Lehman 3-Year Municipal Bond Index     1.97%        5.17%       4.41%

        *The inception date of Primary A Shares is October 7, 1993. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)               Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.30%
        Other expenses                                           0.46%
                                                                 ------
        Total annual Fund operating expenses                     0.76%
        Fee waivers and/or reimbursements                       (0.36)%
                                                                 ------
        Total net expenses(2)                                    0.40%
                                                                 ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                            1 year     3 years     5 years     10 years
        Primary A Shares     $41        $207        $387        $909

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             Moderate risk, moderate
             income potential

             This Fund has relatively moderate risk compared with the other two Nations Funds Municipal Bond Funds because it has a duration of between three and six years. Duration is a measure used to estimate how much a Fund's share price will fluctuate in response to a change in interest rates.

             The Fund's value will tend to change more when interest rates change than the value of Nations Short-Term Municipal Income Fund, but it could also earn more income.

             Its value will change less when interest rates change than the value of Nations Municipal Income Fund, but it could also earn less income.

 Nations Intermediate Municipal Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in:


  o short-term debt securities that are taxable, like commercial paper


  o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

 When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]
        Risks and other things to consider

        Nations Intermediate Municipal Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]


1994     1995     1996     1997     1998     1999
-4.54%   14.76%   4.04%    7.36%    5.45%   -1.25%

              *Year-to-date return as of June 30, 2000: 2.77%

        Best and worst quarterly returns during this period

        Best: 1st quarter 1995:             6.00%
        Worst: 1st quarter 1994:           -4.02%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

                                                                       Since
                                               1 year      5 years   inception*
        Primary A Shares                        -1.25%       5.95%     4.54%
        Lehman 7-Year Municipal Bond Index      -0.14%       6.37%     5.13%

        *The inception date of Primary A Shares is July 30, 1993. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                        Primary A
        (Fees paid directly from your investment)                Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.30%
                                                                 ------
        Total annual Fund operating expenses                     0.70%
        Fee waivers and/or reimbursements                       (0.20)%
                                                                 ------
        Total net expenses(2)                                    0.50%
                                                                 ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                            1 year     3 years     5 years     10 years
        Primary A Shares     $51        $204        $370        $852

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 140.

[GRAPHIC]
             Highest risk, highest
             income potential

             This Fund has the relatively highest risk of the three Nations Funds Municipal Bond Funds because it has a duration of more than six years. Duration is a measure used to estimate how much a fund's portfolio will fluctuate in response to a change in interest rates.

             This means the Fund's value tends to change more when interest rates change, but it could also earn more income than the two Funds with shorter durations.

 Nations Municipal Income Fund


[GRAPHIC]
        Investment objective

        The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

        The Fund may invest up to 20% of its assets in:

        o short-term debt securities that are taxable, like commercial paper

        o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund on starting
               page 136 and in the SAI.



[GRAPHIC]
        Risks and other things to consider

        Nations Municipal Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to state and local taxes, and the federal alternative minimum tax. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE]


1992      1993      1994       1995      1996       1997       1998       1999
8.32%     13.51%    -7.44%     19.51%    4.71%      9.56%      6.00%      -4.09%

              *Year-to-date return as of June 30, 2000: 3.92%

        Best and worst quarterly returns during this period

        Best: 1st quarter 1995:             8.01%
        Worst: 1st quarter 1994:           -6.61%

        Average annual total return as of December 31, 1999
        The table shows the Fund's average annual total return for each period, compared with the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                Since
                                      1 year      5 years     inception*
        Primary A Shares                -4.09%       6.87%       6.54%
        Lehman Muncipal Bond Index      -2.07%       6.91%       6.75%

        *The inception date of Primary A Shares is February 1, 1991. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)               Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.50%
        Other expenses                                           0.32%
                                                                 ------
        Total annual Fund operating expenses                     0.82%
        Fee waivers and/or reimbursements                       (0.22)%
                                                                 ------
        Total net expenses(2)                                    0.60%
                                                                 ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                            1 year     3 years     5 years     10 years
        Primary A Shares     $61        $240        $433        $993

[GRAPHIC]
         Other important information


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 7. The following are some other risks and information you should consider before you invest:

        o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

        o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

        o Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

        o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

        o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

        o Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

        o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Nations Marsico 21st Century Master Portfolio is expected to be no more than 150%; for Nations Marsico International Opportunities Master Portfolio is expected to be no more than 150%; for Nations MidCap Index Fund is expected to be no more than 25%; for Nations High Yield Bond Master Portfolio is expected to be no more than 130%. You'll find the portfolio turnover rate for each other Fund in Financial highlights.

[GRAPHIC]
         How the Funds are managed



[GRAPHIC]
             Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pay BAAI an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2001. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

 Annual investment advisory fee, as a % of average daily net assets

                                                       Maximum     Actual fee
                                                      advisory      paid last
                                                        fee(1)     fiscal year
  Nations Convertible Securities Fund                   0.65%        0.65%
  Nations Balanced Assets Fund                          0.65%        0.53%
  Nations Asset Allocation Fund                         0.65%        0.58%
  Nations Equity Income Fund                            0.65%        0.56%
  Nations Value Fund                                    0.65%        0.67%
  Nations Marsico Growth & Income Fund(2)               0.75%        0.76%
  Nations Blue Chip Fund(2)                             0.65%        0.65%
  Nations Strategic Growth Fund                         0.65%        0.66%
  Nations Capital Growth Fund                           0.65%        0.66%
  Nations Aggressive Growth Fund                        0.65%        0.66%
  Nations Marsico Focused Equities Fund(2)              0.75%        0.76%
  Nations MidCap Growth Fund                            0.65%        0.66%
  Nations Marsico 21st Century Fund(2)                  0.75%        N/A
  Nations Small Company Fund                            0.90%        0.78%
  Nations International Value Fund(2)                   0.90%        0.81%
  Nations International Equity Fund(2)                  0.80%        0.81%
  Nations Marsico International Opportunities Fund(2)   0.80%        N/A
  Nations Emerging Markets Fund                         1.00%        0.38%
  Nations LargeCap Index Fund                           0.40%        0.05%
  Nations MidCap Index Fund                             0.40%        N/A
  Nations SmallCap Index Fund                           0.40%        0.15%
  Nations Managed Index Fund                            0.40%        0.19%
  Nations Short-Term Income Fund                        0.30%        0.21%
  Nations Short-Intermediate Government Fund            0.30%        0.29%
  Nations Government Securities Fund                    0.50%        0.40%
  Nations U.S. Government Bond Fund                     0.50%        0.38%
  Nations Intermediate Bond Fund(2)                     0.40%        0.40%
  Nations Bond Fund                                     0.40%        0.42%
  Nations Strategic Income Fund                         0.50%        0.34%
  Nations High Yield Bond Fund(2)                       0.55%        0.55%
  Nations Short-Term Municipal Income Fund              0.30%        0.00%
  Nations Intermediate Municipal Bond Fund              0.40%        0.23%
  Nations Municipal Income Fund                         0.50%        0.31%

 (1)These fees are the current contract levels which in most cases, have been reduced from the contract levels that were in effect during the last fiscal year.

 (2)These funds don't have their own investment adviser because they invest in Nations Marsico Growth & Income Master Portfolio, Nations Blue Chip Master Portfolio, Nations Marsico Focused Equities Master Portfolio, Nations Marsico 21st Century Master Portfolio, Nations International Value Master Portfolio, Nations International Equity Master Portfolio, Nations Marsico International Opportunities Master Portfolio, Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio, respectively. BAAI is the investment adviser to these Master Portfolios.

 Investment sub-advisers
 Nations Funds and BAAI engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BAAI retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BAAI may at times recommend to a Fund's Board that the Fund:

  o change, add or terminate one or more sub-advisers;

  o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  o materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BAAI and the Funds plan to apply for relief from the SEC to permit the Funds to act on many of BAAI's recommendations with approval only by the Funds' Board and not by Fund shareholders. BAAI or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BAAI and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.



[GRAPHIC]
             Banc of America Capital Management, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255


 Banc of America Capital Management, Inc.
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $120 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

  Fund                                         BACAP Team
  Nations Convertible Securities Fund          Income Strategies Team
  Nations Balanced Assets Fund                 Value Strategies Team for the equity
                                               portion of the Fund
                                               Fixed Income Management Team
                                               for the fixed income and money market
                                               portions of the Fund
  Nations Asset Allocation Fund                Fixed Income Management Team
                                               for the fixed income and money market
                                               portions of the Fund
  Nations Equity Income Fund                   Income Strategies Team
  Nations Value Fund                           Value Strategies Team
  Nations Strategic Growth Fund                Growth Strategies Team
  Nations Capital Growth Fund                  Growth Strategies Team
  Nations Aggressive Growth Fund               Growth Strategies Team
  Nations MidCap Growth Fund                   Growth Strategies Team
  Nations Small Company Fund                   SmallCap Strategies Team
  Nations LargeCap Index Fund                  Quantitative Strategies Team
  Nations Managed Index Fund                   Quantitative Strategies Team
  Nations SmallCap Index Fund                  Quantitative Strategies Team
  Nations Short-Term Income Fund               Fixed Income Management Team
  Nations Short-Intermediate Government Fund   Fixed Income Management Team
  Nations Government Securities Fund           Fixed Income Management Team
  Nations U.S. Government Bond Fund            Fixed Income Management Team
  Nations Intermediate Bond Fund(1)            Fixed Income Management Team
  Nations Bond Fund                            Fixed Income Management Team
  Nations Strategic Income Fund                Fixed Income Management Team
  Nations Short-Term Municipal Income Fund     Municipal Fixed Income Management Team
  Nations Intermediate Municipal Bond Fund     Municipal Fixed Income Management Team
  Nations Municipal Income Fund                Municipal Fixed Income Management Team

 (1)Nations Intermediate Bond Fund doesn't have its own investment sub-adviser because it invests in Nations Intermediate Bond Master Portfolio. BACAP is the investment sub-adviser to the Master Portfolio.

[GRAPHIC]
             Marsico Capital
             Management, LLC

             1200 17th Street
             Suite 1300
             Denver, Colorado 80202


 Marsico Capital Management, LLC
 Marsico Capital is a full service investment advisory firm founded by Thomas
 F. Marsico in September 1997. It is a registered investment adviser and currently has over $16 billion in assets under management.

 Marsico Management Holdings, LLC, a wholly-owned subsidiary of Bank of America Corporation, indirectly owns 50% of the equity of Marsico Capital.

 On June 28, 2000, Bank of America announced its intention to purchase the remaining 50% equity interest in Marsico Capital. Under applicable law, the change in ownership that would result from this purchase would terminate Marsico Capital's investment sub-advisory agreements with the Nations Funds. Shareholders of the Nations Funds sub-advised by Marsico Capital must approve new investment sub-advisory agreements in order for Marsico Capital to continue to serve as investment sub-adviser to the Funds. It is anticipated that special meetings of shareholders of Nations Marsico Growth & Income Fund, Nations Marsico Focused Equities Fund and Nations Marsico 21st Century Fund would be called in the Spring of 2001 to seek these approvals.

 Marsico Capital is the investment sub-adviser to:

  o Nations Marsico Growth & Income Master Portfolio

  o Nations Marsico Focused Equities Master Portfolio

  o Nations Marsico 21st Century Master Portfolio

  o Nations Marsico International Opportunities Master Portfolio

 Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Growth & Income Master Portfolio and Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

 James A. Hillary is the portfolio manager of Nations Marsico 21st Century Master Portfolio. Mr. Hillary has eleven years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital Management. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

 James G. Gendelman is the portfolio manager of Nations Marsico International Opportunities Master Portfolio. Prior to joining Marsico Capital in May, 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelors degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

 Performance of other domestic stock funds managed by Thomas Marsico
 Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund have been in operation since December 31, 1997, so they have a relatively short performance history. The tables below are designed to show you how similar domestic stock funds managed by Thomas Marsico performed in the past.

 The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that Fund, which had approximately $6 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of August 7, 1997

                                                Janus Twenty
                                                  Fund (%)      S&P 500 (%)
  one year                                         48.21           46.41
  three years                                      32.07           30.63
  five years                                       20.02           20.98
  during the period of Mr. Marsico's management
  (January 31, 1988 to August 7, 1997)             23.38           18.20

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

 The Janus Growth and Income Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Growth & Income Fund. Mr. Marsico managed the Janus Growth and Income Fund from its inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that Fund, which had approximately $1.7 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of August 7, 1997

                                                     Janus
                                                   Growth and
                                                Income Fund (%)     S&P 500 (%)
  one year                                         47.77               46.41
  three years                                      31.13               30.63
  five years                                       21.16               20.98
  during the period of Mr. Marsico's management
  (May 31, 1991 to August 7, 1997)                 21.19               18.59

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.



[GRAPHIC]
             Chicago Equity Partners LLC

             180 North LaSalle
             Suite 3800
             Chicago, Illinois 60601

 Chicago Equity Partners LLC
 Chicago Equity is a registered investment adviser and is owned by the firm's senior management. Chicago Equity is the investment sub-adviser to Nations Blue Chip Master Portfolio, and is one of two sub-advisers to Nations Asset Allocation Fund.

 Chicago Equity's Equity Management Team is responsible for making the day-to-day investment decisions for Nations Blue Chip Master Portfolio and for the equity portion of Nations Asset Allocation Fund.

[GRAPHIC]
             Brandes Investment
             Partners, L.P.

             12750 High Bluff Drive
             San Diego, California 92130


 Brandes Investment Partners, L.P.
 Founded in 1974, Brandes is an investment advisory firm with 53 investment professionals who manage more than $40 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

 Brandes is the investment sub-adviser to Nations International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Master Portfolio.

 Performance of other international stock funds and accounts managed by Brandes

 Nations International Value Master Portfolio (including its predecessors) has been in operation since December 27, 1995. The table below is designed to show you how a composite of similar international equity accounts managed by Brandes performed over various periods in the past.

 The fund and the accounts comprising the Brandes composite's investment objective, policies and strategies are substantially similar to Nations International Value Master Portfolio.

 The table below shows the returns for the Brandes composite compared with the MSCI EAFE Index for the periods ending December 31, 1999. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of December 31, 1999

                                Brandes        MSCI EAFE
                             Composite (%)     Index (%)
  one year                      53.42%            26.96%
  three years                   28.44%            15.75%
  five years                    22.90%            12.83%
  since inception (6/30/90)     19.94%             8.86%

Annual total returns as of December 31

            Brandes         MSCI EAFE
         Composite (%)      Index (%)
  1999      53.42%             26.96%
  1998      15.03%             20.33%
  1997      20.00%              1.78%
  1996      16.34%              6.05%
  1995      13.75%             11.21%
  1994      (2.98)%             7.78%
  1993      40.86%             32.56%
  1992       6.28%            (12.17)%
  1991      40.17%             12.13%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

 The Brandes composite includes Brandes International Equity Fund (since 1995) and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.



[GRAPHIC]
             Gartmore Global Partners

             Gartmore House
             8 Fenchurch Place
             London EC3M 4PH, England


 Gartmore Global Partners
 Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

 Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company.

 Gartmore generally follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

 Gartmore is co-investment sub-adviser to:

  o Nations International Equity Master Portfolio

 Gartmore is the investment sub-adviser to:

  o Nations Emerging Markets Fund

 Nations International Equity Master Portfolio is co-managed by five portfolio managers:

 Christopher Palmer has been responsible since May 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore in 1995 and is a senior investment manager on the Gartmore Emerging Markets Team. Before he joined Gartmore, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

 Seok Teoh has been responsible since June 1998 for investments in Asia. Ms. Teoh has been with Gartmore since 1990 as the London based manager of its Far East Team. Previously, she managed four equity funds for Rothschild Asset Management in Tokyo and Singapore, and was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh is native to Singapore and is fluent in Mandarin and Cantonese. She received an Economics degree from the University of Durham.

 Nick Reid has been responsible (or has shared responsibility) for investments in Japan since August 1999. He has been investment manager for the Gartmore Japanese Equities Team since he joined Gartmore in 1994 and has specific responsibility for managing retail funds. Before he joined Gartmore, Mr. Reid was a United Kingdom Smaller Companies Analyst with Panmure Gordon and a fund manager covering Japanese and other Asian markets with Refuge Assurance. He graduated from Cambridge University in 1989 with an honors degree in History. Mr. Reid is also an associate member of the Institute of Investment Management and Research.

 Stephen Jones has been responsible for investments in Europe since 1998. He is also head of Gartmore European Equities. Mr. Jones joined Gartmore in 1994 and was appointed head of the European equity team in 1995. He began his career at The Prudential in 1984, and became a European equities investment manager in 1987, focusing on France, Belgium and Switzerland. He graduated from Manchester University in 1984 with an honors degree in Economics.

 Stephen Watson has been responsible since June 1998 for allocating assets among the various regions, and for determining investments in regions not covered by the other portfolio managers. He was the sole portfolio manager from February 1995 to June 1998. Mr. Watson joined Gartmore in 1993 as a global fund manager, and is the chief investment officer of Gartmore Global Partners and a member of Gartmore's global policy group. Before joining Gartmore, he was a director and global fund manager with James Capel Fund Managers, London, as well as client service manager for international clients. He was in Capel-Cure Myers' portfolio management division from 1980 to 1987, and began his career in 1976 with Samuel Motagu. He is a member of the Securities Institute.

 Nations Emerging Markets Fund is managed by Christopher Palmer, a senior investment manager on the Gartmore Emerging Markets Team. He has managed the Fund since August 1999. He also co-manages Nations International Equity Master Portfolio.

[GRAPHIC]
             INVESCO Global Asset
             Management (N.A), Inc.

             1360 Peachtree Street, N.E.
             Atlanta, Georgia 30309


 INVESCO Global Asset Management (N.A.), Inc.
 INVESCO Global is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London.

 INVESCO Global is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.



[GRAPHIC]
             Putnam Investment
             Management, Inc.


             One Post Office Square
             Boston, Massachusetts 02109

 Putnam Investment Management, Inc.
 Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., which, except for shares held by employees, is owned by Marsh & McLennan Companies.

 Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.



[GRAPHIC]
             MacKay Shields LLC

             9 West 57th Street
             New York, New York 10019


 MacKay Shields LLC
 Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $30 billion in assets, including over $6 billion in high yield assets.

 MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.

 Prior Performance of other high yield accounts managed by MacKay Shields Nations High Yield Bond Fund commenced its operations on February 14, 2000. The table below is designed to show you how a composite of similar high yield accounts managed by MacKay Shields performed over various time periods in the past.

 The accounts comprising the MacKay Shields composite have investment objectives, policies and strategies that are substantially similar to those of Nations High Yield Bond Master Portfolio.

 The table below shows the returns for the MacKay Shields composite compared with the CS First Boston High Yield Index for the periods ending December 31, 1999. The returns reflect deduction of fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of December 31, 1999

                                               CS First Boston
                            MacKay Shields       High Yield
                             Composite (%)        Index (%)
  one year                     10.7%               3.3%
  three years                  10.4%               5.4%
  five years                   14.3%               9.1%
  since inception (7/1/91)     15.6%              10.8%

 Annual total returns as of December 31

                                        CS First Boston
                     MacKay Shields       High Yield
                      Composite (%)        Index (%)
  1999                    10.7%                3.3%
  1998                     5.0%                0.6%
  1997                    15.9%               12.6%
  1996                    19.6%               12.4%
  1995                    21.2%               17.4%
  1994                     2.6%               (1.0)%
  1993                    23.1%               18.9%
  1992                    23.4%               16.7%
  1991 (since 7/1/91)     12.8%               12.9%

 This information is designed to demonstrate the historical track record of MacKay Shields. It does not indicate how the Fund will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's fees and expenses.

 The MacKay Shields composite includes all high yield accounts managed by MacKay Shields. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations and reflected a deduction for investment advisory fees. Performance is expressed in U.S. dollars. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of MacKay Shields. For further information regarding the composite performance, please see the SAI.

[GRAPHIC]
             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201


 Other service providers
 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:

  Domestic Stock Funds (also Nations High Yield Bond Fund)     0.23%
  International Stock Funds                                    0.22%
  Index Funds                                                  0.23%
  Government and Corporate Bond Funds (except Nations High
  Yield Bond Fund)                                             0.22%
  Municipal Bond Funds                                         0.22%

 BAAI and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.



[GRAPHIC]
             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809


 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]
             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.


[GRAPHIC]
         Buying, selling and exchanging shares

 This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

  o Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

    o Bank of America and certain of its affiliates

    o certain other financial institutions and intermediaries, including financial planners and investment advisers

    o institutional investors

    o charitable foundations

    o endowments

    o other Funds in Nations Funds Family

  o The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  o There is no minimum amount for additional investments.

  o There are no sales charges for buying, selling or exchanging these shares.

 You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.765.2668 if you have any questions, or you need help placing an order.

[GRAPHIC]
             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
             Christmas Day.


 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.


[GRAPHIC]
        Buying shares

        Here are some general rules for buying shares:

            o Investors buy Primary A Shares at net asset value per share.

            o If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

            o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

            o Shares purchased are recorded on the books of the Fund. We don't issue certificates.

            o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[GRAPHIC]
        Selling shares


        Here are some general rules for selling shares:

            o We normally send the sale proceeds by federal funds wire within three business days after Stephens, PFPC or their agents receive the order.

            o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

            o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

            o Under certain circumstances allowed under the Investment Company
              Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

            o We can delay payment of the sale proceeds for up to seven days.

            o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        We may sell shares:

            o if the value of an investor's account falls below $500. We'll provide 60 days notice in writing if we're going to do this

            o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients

            o under certain other circumstances allowed under the 1940 Act



[GRAPHIC]
             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]
        Exchanging shares

        Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk changes.

        Here's how exchanges work:

            o Investors can exchange Primary A Shares of a Fund for Primary A
              Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Reserves Money Market Funds.

            o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

            o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

            o Exchanges can generally only be made into a Fund that is accepting investments.

            o We may limit the number of exchanges that can be made within a specified period of time.

            o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]
         Distributions and taxes


[GRAPHIC]
             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

 About distributions
 A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 All of the Funds distribute any net realized capital gain at least once a year. The frequency of distributions of net investment income varies by Fund:

                                                           Frequency of
Fund                                                   income distributions
 Nations Convertible Securities Fund                        quarterly
 Nations Balanced Assets Fund                               quarterly
 Nations Asset Allocation Fund                              quarterly
 Nations Equity Income Fund                                  monthly
 Nations Value Fund                                          monthly
 Nations Marsico Growth & Income Fund                       quarterly
 Nations Blue Chip Fund                                     quarterly
 Nations Strategic Growth Fund                               monthly
 Nations Capital Growth Fund                                 monthly
 Nations Aggressive Growth Fund                              monthly
 Nations Marsico Focused Equities Fund                      quarterly
 Nations MidCap Growth Fund                                 quarterly
 Nations Marsico 21st Century Fund                          quarterly
 Nations Small Company Fund                                  monthly
 Nations International Value Fund                            annually
 Nations International Equity Fund                          quarterly
 Nations Marsico International Opportunities Fund           quarterly
 Nations Emerging Markets Fund                              quarterly
 Nations LargeCap Index Fund                                quarterly
 Nations MidCap Index Fund                                  quarterly
 Nations SmallCap Index Fund                                quarterly
 Nations Managed Index Fund                                  monthly
 Nations Short-Term Income Fund                              monthly
 Nations Short-Intermediate Government Fund                  monthly
 Nations Government Securities Fund                          monthly
 Nations U.S. Government Bond Fund                           monthly
 Nations Intermediate Bond Fund                              monthly
 Nations Bond Fund                                           monthly
 Nations Strategic Income Fund                               monthly
 Nations High Yield Bond Fund                                monthly
 Nations Short-Term Municipal Income Fund                    monthly
 Nations Intermediate Municipal Bond Fund                    monthly
 Nations Municipal Income Fund                               monthly

 The distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.765.2668.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]
             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

[GRAPHIC]
               For more information about
               taxes, please see the SAI.


 How taxes affect your investment
 Distributions that come from net investment income, net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss, generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends received deduction.

 Distributions that come from net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Municipal Bond Funds
 Distributions that come from a Municipal Bond Fund's tax-exempt interest income are generally free from federal income tax, but may be subject to state or local tax. All or a portion of these distributions may also be subject to the federal alternative minimum tax.

 Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable income and any net short-term capital gain (generally the excess of net short-term capital gain over net long-term capital loss) generally are taxable to you as ordinary income. Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain. Corporate shareholders will not be able to deduct any distributions from these Funds when determining their taxable income.

 Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o the IRS informs us that you are otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Foreign taxes
 Mutual funds that maintain most of their portfolio in foreign securities -- like the International Stock Funds -- have special tax considerations. You'll generally be required to:

  o include in your gross income your proportional amount of foreign taxes paid by the fund

  o treat this amount as foreign taxes you paid directly

  o either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

 In general, each year you can claim up to $300 ($600 if you're filing jointly) of foreign taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities or other property) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.


[GRAPHIC]
         Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Primary A Shares of Nations Marsico 21st Century Fund, Nations Marsico International Opportunities Fund and Nations MidCap Index Fund are not provided because this class of shares had not yet commenced operations during the period indicated.

 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations International Value Fund for the period ended May 15, 1998 and the year ended November 30, 1997 and the financial highlights of Nations Small Company Fund and Nations U.S. Government Bond Fund for the periods ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Convertible Securities
Fund                               For a Share outstanding throughout the period

                                                       Period ended
Primary A Shares                                        03/31/00*#
Operating performance:
Net asset value, beginning of period                    $18.15
Net investment income                                     0.42
Net realized and unrealized gain/(loss) on
 investments                                              5.52
Net increase/(decrease) in net asset value from
 operations                                               5.94
Distributions:
Dividends from net investment income                     (0.50)
Distributions from net realized capital gains            (1.41)
Total dividends and distributions                        (1.91)
Net asset value, end of period                          $22.18
Total return++                                           35.21%
===============================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $13,688
Ratio of operating expenses to average net assets         0.97%+(a)
Ratio of net investment income to average net
 assets                                                   2.21%+
Portfolio turnover rate                                     65%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.98%+

                           *Convertible Securities Fund Primary A Shares commenced operations on May 21, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Balanced Assets Fund               For a Share outstanding throughout each period

                                               Year ended             Year ended
Primary A Shares                                03/31/00#              03/31/99#
Operating performance:
Net asset value, beginning of period              $10.39                 $11.49
Net investment income                               0.30                   0.26
Net realized and unrealized gain/(loss) on
 investments                                       (0.22)                 (0.39)
Net increase/(decrease) in net asset value from
 operations                                         0.08                  (0.13)
Distributions:
Dividends from net investment income               (0.30)                 (0.23)
Distributions from net realized capital gains        --                   (0.74)
Total dividends and distributions                  (0.30)                 (0.97)
Net asset value, end of period                    $10.17                 $10.39
Total return++                                      0.73%                 (1.20)%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)             $35,850                $48,373
Ratio of operating expenses to average net
 assets                                             1.01%(b)(c)            1.00%(b)(c)
Ratio of net investment income to average net
 assets                                             2.61%                  2.43%
Portfolio turnover rate                              103%                   126%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.15%(b)               1.00%(b)

                                                Year ended       Year ended         Period ended   Year ended
Primary A Shares                                 03/31/98         03/31/97           03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period              $11.15          $11.65              $12.68        $10.44
Net investment income                               0.29            0.39                0.11          0.38
Net realized and unrealized gain/(loss) on
 investments                                        2.68            1.03                0.45          2.21
Net increase/(decrease) in net asset value from
 operations                                         2.97            1.42                0.56          2.59
Distributions:
Dividends from net investment income               (0.29)          (0.38)              (0.18)        (0.33)
Distributions from net realized capital gains      (2.34)          (1.54)              (1.41)        (0.02)
Total dividends and distributions                  (2.63)          (1.92)              (1.59)        (0.35)
Net asset value, end of period                    $11.49          $11.15              $11.65        $12.68
Total return++                                     30.35%          12.50%               4.90%        25.27%
===========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)             $20,299        $135,731            $164,215      $163,198
Ratio of operating expenses to average net
 assets                                             1.08%(b)(c)     1.00%(b)            1.00%+        0.99%
Ratio of net investment income to average net
 assets                                             2.70%           3.31%               2.91%+        3.25%
Portfolio turnover rate                              276%            264%                 83%          174%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.08%(b)        1.00%(b)            1.00%+        0.99%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Asset Allocation Fund      For a Share outstanding throughout the period

                                                        Period ended
Primary A Shares                                         03/31/00*#
Operating performance:
Net asset value, beginning of period                      $23.06
Net investment income                                       0.49
Net realized and unrealized gain/(loss) on
 investments                                                1.93
Net increase (decrease) in net asset value from
 operations                                                 2.42
Distributions:
Dividends from net investment income                       (0.41)
Distributions from net realized capital gains              (0.72)
Total dividends and distributions                          (1.13)
Net asset value, end of period                            $24.35
Total return++                                             10.88%
=================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $15,532
Ratio of operating expenses to average net assets           0.95%+(a)(b)
Ratio of net investment income to average net
 assets                                                     1.85%+
Portfolio turnover rate                                       84%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              1.02%+(a)

                           *Asset Allocation Fund Primary A Shares commenced operations on May 21, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Equity Income Fund                            For a Share outstanding throughout each period
                                                         Year ended             Year ended
Primary A Shares                                          03/31/00               03/31/99#
Operating performance:
Net asset value, beginning of period                       $11.36                 $13.94
Net investment income                                        0.15                   0.23
Net realized and unrealized gain/(loss) on investments       0.36                  (1.45)
Net increase/(decrease) in net asset value from
 operations                                                  0.51                  (1.22)
Distributions:
Dividends from net investment income                        (0.15)                 (0.23)
Distributions from net realized capital gains               (0.15)                 (1.13)
Total dividends and distributions                           (0.30)                 (1.36)
Net asset value, end of period                             $11.57                 $11.36
Total return++                                               4.51%                 (9.40)%
=========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $397,479               $575,076
Ratio of operating expenses to average net assets            0.85%(b)(c)            0.80%(b)(c)
Ratio of net investment income to average net assets         1.25%                  1.92%
Portfolio turnover rate                                        54%                    69%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               0.85%(b)               0.80%(b)

                                                        Year ended       Year ended     Period ended   Year ended
Primary A Shares                                         03/31/98#        03/31/97       03/31/96(a)    05/31/95
Operating performance:
Net asset value, beginning of period                      $12.30           $13.14           $11.81       $11.43
Net investment income                                       0.29             0.43             0.30         0.42
Net realized and unrealized gain/(loss) on investments      3.79             1.55             1.77         1.11
Net increase/(decrease) in net asset value from
 operations                                                 4.08             1.98             2.07         1.53
Distributions:
Dividends from net investment income                       (0.28)           (0.41)           (0.37)      (0.42)
Distributions from net realized capital gains              (2.16)           (2.41)           (0.37)      (0.73)
Total dividends and distributions                          (2.44)           (2.82)           (0.74)      (1.15)
Net asset value, end of period                            $13.94           $12.30           $13.14      $11.81
Total return++                                             37.21%           15.62%           17.98%      14.79%
=================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $915,630         $200,772         $283,142     $283,082
Ratio of operating expenses to average net assets           0.86%(b)         0.91%(b)         0.90%+       0.92%
Ratio of net investment income to average net assets        2.22%            3.09%            2.84%+       3.75%
Portfolio turnover rate                                       74%             102%              59%         158%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.86%(b)         0.91%(b)         0.90%+       0.93%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the custodial expense offset on the operating expenses ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Value Fund                                For a Share outstanding throughout each period

                                                     Year ended             Year ended
Primary A Shares                                      03/31/00#              03/31/99#
Operating performance:
Net asset value, beginning of period                  $18.16                 $19.92
Net investment income                                   0.11                   0.13
Net realized and unrealized gain/(loss) on
 investments                                           (0.06)                  0.64
Net increase/(decrease) in net asset value from
 operations                                             0.05                   0.77
Distributions:
Dividends from net investment income                   (0.11)                 (0.14)
Distributions from net realized capital gains          (1.86)                 (2.39)
Total dividends and distributions                      (1.97)                 (2.53)
Net asset value, end of period                        $16.24                 $18.16
Total return++                                         (0.16)%                 4.15%
======================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $1,290,572            $1,939,704
Ratio of operating expenses to average net assets        0.93%(b)(c)           0.94%(b)(c)
Ratio of net investment income to average net
 assets                                                  0.65%                 0.76%
Portfolio turnover rate                                    95%                   38%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.93%(b)              0.94%(b)

                                                       Year ended        Year ended     Period ended   Year ended
Primary A Shares                                       03/31/98#          03/31/97       03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                     $17.87            $16.60           $16.21        $12.98
Net investment income                                      0.20              0.26             0.07          0.27
Net realized and unrealized gain/(loss) on
 investments                                               5.98              2.69             1.06          3.91
Net increase/(decrease) in net asset value from
 operations                                                6.18              2.95             1.13          4.18
Distributions:
Dividends from net investment income                      (0.19)            (0.26)           (0.12)        (0.28)
Distributions from net realized capital gains             (3.94)            (1.42)           (0.62)        (0.67)
Total dividends and distributions                         (4.13)            (1.68)           (0.74)        (0.95)
Net asset value, end of period                           $19.92            $17.87           $16.60        $16.21
Total return++                                            38.53%            18.07%            7.20%        34.53%
=================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $2,248,460        $1,200,853         $998,957      $956,669
Ratio of operating expenses to average net assets          0.95%(b)          0.97%(b)         0.96%+        0.94%
Ratio of net investment income to average net
 assets                                                    1.04%             1.51%            1.30%+        1.90%
Portfolio turnover rate                                      79%               47%              12%           63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.95%(b)          0.97%(b)         0.96%+        0.94%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Marsico Growth & Income
Fund                                                For a Share outstanding throughout each period

                                                      Year ended         Year ended         Period ended
Primary A Shares                                       03/31/00           03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                    $14.91              $12.03            $10.00
Net investment income/(loss)                             (0.07)               0.00(b)           0.01
Net realized and unrealized gain on investments           6.81                2.89              2.02
Net increase in net asset value from operations           6.74                2.89              2.03
Distributions:
Dividends from net investment income                       --                   --               --
Distributions from net realized capital gains            (0.04)              (0.01)              --
Total dividends and distributions                        (0.04)              (0.01)              --
Net asset value, end of period                          $21.61              $14.91            $12.03
Total return++                                           45.33%              24.05%            20.30%
=====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $113,028            $52,229            $2,517
Ratio of operating expenses to average net assets         1.23%(a)           1.25%(a)          1.09%+(a)
Ratio of net investment income/(loss) to average
 net assets                                              (0.37)%             0.05%             0.38%+
Portfolio turnover rate                                     55%(c)            150%               22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.23%(a)           1.25%(a)          1.97%+(a)

                           * Nations Marsico Growth & Income Fund Primary A Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents less than $0.01 per share.
                           (c) Amount represents results prior to conversion to a master-feeder structure.

Nations Blue Chip Fund             For a Share outstanding throughout the period

                                                      Period ended
Primary A Shares                                       03/31/00*#
Operating performance:
Net asset value, beginning of period                    $35.00
Net investment income                                     0.06
Net realized and unrealized gain/(loss) on
 investments                                              5.65
Net increase (decrease) in net asset value from
 operations                                               5.71
Distributions:
Dividends from net investment income                     (0.03)
Distributions from net realized capital gains            (3.35)
Total dividends and distributions                        (3.38)
Net asset value, end of period                          $37.33
Total return++                                           17.54%
===============================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $36,393
Ratio of operating expenses to average net assets         0.95%+
Ratio of net investment income to average net
 assets                                                   0.17%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.98%+

                           * Blue Chip Fund Primary A Shares commenced operations on May 21, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Strategic Growth Fund                    For a Share outstanding throughout each period

                                                      Year ended       Period ended
Primary A Shares                                       03/31/00#        03/31/99*#
Operating performance:
Net asset value, beginning of period                      $13.86        $10.00
Net investment income/(loss)                               (0.02)         0.00(b)
Net realized and unrealized gain on investments             3.39          3.87
Net increase in net asset value from operations             3.37          3.87
Distributions:
Dividends from net investment income                          --            --
Distributions from net realized capital gains              (0.20)        (0.01)
Total dividends and distributions                          (0.20)        (0.01)
Net asset value, end of period                            $17.03        $13.86
Total return++                                             24.63%        38.65%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $860,124      $266,823
Ratio of operating expenses to average net assets           0.97%         1.07%+(a)
Ratio of net investment loss to average net assets         (0.10)%       (0.03)%+
Portfolio turnover rate                                       23%           34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.97%         1.07%+(a)

                           * Strategic Growth Fund Primary A Shares commenced operations on October 2, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents less than $0.01 per share.

Nations Capital Growth Fund       For a Share outstanding throughout each period

                                                                           Year
                                                   Year ended             ended
Primary A Shares                                    03/31/00            03/31/99#
Operating performance:
Net asset value, beginning of period               $12.05                $13.30
Net investment income/(loss)                        (0.05)                 0.00(b)
Net realized and unrealized gain on investments      3.47                  1.59
Net increase in net asset value from operations      3.42                  1.59
Distributions:
Dividends from net investment income                   --                    --
Distributions from net realized capital gains       (0.88)                (2.84)
Total dividends and distributions                   (0.88)                (2.84)
Net asset value, end of period                     $14.59                $12.05
Total return++                                      29.90%                14.99%
==================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)             $816,371              $737,620
Ratio of operating expenses to average net
 assets                                              0.96%(c)(d)           0.96%(c)
Ratio of net investment income/(loss) to average
 net assets                                         (0.38)%               (0.04)%
Portfolio turnover rate                                39%                   39%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      0.96%(c)              0.96%(c)

                                                     Year             Year           Period        Year
                                                     ended            ended          ended        ended
Primary A Shares                                   03/31/98#        03/31/97#     03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                $11.70           $13.43          $14.24       $11.23
Net investment income/(loss)                          0.02             0.05            0.02         0.09
Net realized and unrealized gain on investments       5.27             1.66            0.38         3.28
Net increase in net asset value from operations       5.29             1.71            0.40         3.37
Distributions:
Dividends from net investment income                 (0.01)           (0.05)          (0.02)       (0.10)
Distributions from net realized capital gains        (3.68)           (3.39)          (1.19)       (0.26)
Total dividends and distributions                    (3.69)           (3.44)          (1.21)       (0.36)
Net asset value, end of period                      $13.30           $11.70          $13.43       $14.24
Total return++                                       53.89%           11.88%           3.14%       30.96%
=========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $872,150         $533,168        $839,300     $867,361
Ratio of operating expenses to average net
 assets                                               0.95%(c)(d)      0.96%(d)        0.96%+       0.98%
Ratio of net investment income/(loss) to average
 net assets                                           0.13%            0.39%           0.38%+       0.71%
Portfolio turnover rate                                113%              75%             25%          80%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                       0.95%(c)         0.96%           0.96%+       0.98%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01 per share.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Aggressive Growth Fund              For a Share outstanding throughout each period

                                                   Year                   Year
                                                   ended                  ended
Primary A Shares                                 03/31/00#              03/31/99
Operating performance:
Net asset value, beginning of period              $23.36                 $22.17
Net investment income                               0.03                   0.02
Net realized and unrealized gain/(loss) on
 investments                                       (0.03)                  3.22
Net increase/(decrease) in net asset value from
 operations                                         0.00                   3.24
Distributions:
Dividends from net investment income               (0.01)                 (0.01)##
Distributions from net realized capital gains      (2.74)                 (2.04)
Total dividends and distributions                  (2.75)                 (2.05)
Net asset value, end of period                    $20.61                 $23.36
Total return++                                     (0.16)%                15.74%
=================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)            $328,219               $412,176
Ratio of operating expenses to average net
 assets                                             0.98%(b)(c)            0.97%(b)(c)
Ratio of net investment income to average net
 assets                                             0.15%                  0.12%
Portfolio turnover rate                               79%                    72%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     0.98%(c)               0.97%(c)

                                                    Year             Year           Period        Year
                                                    ended            ended          ended        ended
Primary A Shares                                  03/31/98#        03/31/97      03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period              $18.47             $17.19         $17.06       $13.08
Net investment income                               0.08               0.14           0.05         0.10
Net realized and unrealized gain/(loss) on
 investments                                        7.88               2.79           0.35         3.96
Net increase/(decrease) in net asset value from
 operations                                         7.96               2.93           0.40         4.06
Distributions:
Dividends from net investment income               (0.03)             (0.14)         (0.04)       (0.08)
Distributions from net realized capital gains      (4.23)             (1.51)         (0.23)          --
Total dividends and distributions                  (4.26)             (1.65)         (0.27)       (0.08)
Net asset value, end of period                    $22.17             $18.47         $17.19       $17.06
Total return++                                     48.65%             17.00%          2.44%       31.13%
========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)            $132,504           $100,260       $116,469     $109,939
Ratio of operating expenses to average net
 assets                                             0.98%(b)(c)        1.04%(b)       1.02%+       1.30%
Ratio of net investment income to average net
 assets                                             0.37%              0.70%          0.82%+       0.85%
Portfolio turnover rate                               79%               120%            47%         124%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     0.98%(c)           1.04%          1.02%+       1.30%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount includes distributions in excess of net investment income of less than $0.01 per share.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Marsico Focused Equities
Fund                                                For a Share outstanding throughout each period

                                                      Year ended         Year ended         Period ended
Primary A Shares                                       03/31/00#          03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                   $16.69             $12.13             $10.00
Net investment income/(loss)                            (0.01)             (0.01)             (0.01)
Net realized and unrealized gain on investments          6.14               4.58               2.14
Net increase in net asset value from operations          6.13               4.57               2.13
Distributions:
Distributions from net realized capital gains           (0.23)             (0.01)               --
Total dividends and distributions                       (0.23)             (0.01)               --
Net asset value, end of period                         $22.59             $16.69             $12.13
Total return++                                          37.13%             37.73%             21.30%
====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $326,745           $105,458             $8,808
Ratio of operating expenses to average net assets        1.16%(a)           1.06%(a)           1.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             (0.35)%             0.05%             (0.30)%+
Portfolio turnover rate                                    53%(b)            177%                25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.16%(a)           1.06%(a)           1.52%+(a)

                           * Nations Marsico Focused Equities Fund Primary A Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations MidCap Growth Fund        For a Share outstanding throughout each period

                                                   Year ended             Year ended
Primary A Shares                                    03/31/00#              03/31/99#
Operating performance:
Net asset value, beginning of period                 $13.31                 $16.56
Net investment income/(loss)                          (0.07)                 (0.04)
Net realized and unrealized gain/(loss) on
 investments                                           9.81                  (0.94)
Net increase/(decrease) in net asset value from
 operations                                            9.74                  (0.98)
Distributions:
Distributions from net realized capital gains         (0.64)                 (2.27)
Total dividends and distributions                     (0.64)                 (2.27)
Net asset value, end of period                       $22.41                 $13.31
Total return++                                        75.34%                 (7.21)%
===================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $281,951               $177,861
Ratio of operating expenses to average net assets      1.00%(c)(d)            0.98%(c)(d)
Ratio of net operating expenses to average net
 assets including interest expense                      --                     --
Ratio of net investment income/(loss) to average
 net assets                                           (0.45)%                (0.29)%
Portfolio turnover rate                                  46%                    43%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.00%(c)               0.98%(c)

                                                 Year ended       Year ended      Period ended    Year ended
Primary A Shares                                  03/31/98#        03/31/97#      03/31/96#(a)     11/30/95
Operating performance:
Net asset value, beginning of period                $12.86           $14.04           $14.28         $11.41
Net investment income/(loss)                         (0.06)           (0.04)            0.00(b)        0.01
Net realized and unrealized gain/(loss) on
 investments                                          5.55             0.20             1.26            3.26
Net increase/(decrease) in net asset value from
 operations                                           5.49             0.16             1.26            3.27
Distributions:
Distributions from net realized capital gains        (1.79)           (1.34)           (1.50)          (0.40)
Total dividends and distributions                    (1.79)           (1.34)           (1.50)          (0.40)
Net asset value, end of period                      $16.56           $12.86           $14.04          $14.28
Total return++                                       45.09%            0.48%            9.87%          29.95%
=============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $318,584         $267,319         $295,764        $269,484
Ratio of operating expenses to average net assets     0.98%(c)         0.98%(c)         0.99%+          0.98%
Ratio of net operating expenses to average net
 assets including interest expense                    0.99%             --                --              --
Ratio of net investment income/(loss) to average
 net assets                                          (0.42)%          (0.26)%          (0.06)%+         0.08%
Portfolio turnover rate                                 76%              93%              39%            139%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        0.98%(c)         0.98%(c)         0.99%+          0.98%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01 per share.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Small Company Fund                      For a Share outstanding throughout each period

                                                     Year ended           Year ended
Primary A Shares                                      03/31/00#           03/31/99#
Operating performance:
Net asset value, beginning of period                  $11.50                $15.79
Net investment income/(loss)                           (0.10)                (0.05)
Net realized and unrealized gain/(loss) on
 investments                                           11.29                 (3.11)
Net increase/(decrease) in net asset value from
 operations                                            11.19                 (3.16)
Distributions:
Dividends from net investment income                     --                     --
Distributions from net realized capital gains         (0.03)                 (1.13)
Total dividends and distributions                     (0.03)                 (1.13)
Net asset value, end of period                       $22.66                 $11.50
Total return ++                                       97.46%                (21.05)%
=====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $647,825               $327,981
Ratio of operating expenses to average net assets      1.13%(b)(c)            0.95%(b)
Ratio of net investment income/(loss) to average
 net assets                                           (0.65)%                (0.42)%
Portfolio turnover rate                                  63%                    87%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.22%(b)               1.22%(b)

                                                  Period ended     Period ended   Period ended
Primary A Shares                                    03/31/98*        05/16/97*    08/31/96*(a)
Operating performance:
Net asset value, beginning of period                 $12.07           $10.65       $10.00
Net investment income/(loss)                           0.01             0.04         0.09
Net realized and unrealized gain/(loss) on
 investments                                           4.43             1.47         0.64
Net increase/(decrease) in net asset value from
 operations                                            4.44             1.51         0.73
Distributions:
Dividends from net investment income                  (0.01)           (0.04)       (0.08)
Distributions from net realized capital gains         (0.71)           (0.05)          --
Total dividends and distributions                     (0.72)           (0.09)       (0.08)
Net asset value, end of period                       $15.79           $12.07       $10.65
Total return ++                                       37.27%           14.21%        7.37%
==========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $235,427         $109,450      $70,483
Ratio of operating expenses to average net assets      0.95%+(b)        0.98%+       1.00%+
Ratio of net investment income/(loss) to average
 net assets                                            0.05%+           0.54%+       1.06%+
Portfolio turnover rate                                  59%              48%          31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.26%+(b)        1.41%+       1.54%+

                           * The financial information for the fiscal periods prior to May 23, 1997 reflect the financial information for the Pilot Small Capitalization Equity Fund's Pilot Shares, which were reorganized into the Primary A Shares of Small Company Fund as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatman's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund is Banc of America Capital Management, Inc.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations International Value                        For a Share outstanding throughout each period
Fund
                                                   Year ended     Period ended   Period ended   Year ended   Period ended
Primary A Shares*                                   03/31/00#       03/31/99#      05/15/98      11/30/97     11/30/96**
Operating performance:
Net asset value, beginning of period                 $14.45          $15.53         $13.17       $11.29       $10.00
Net investment income                                  0.37            0.16           0.09         0.09         0.06
Net realized and unrealized gain on investments        4.73            0.28           2.56         1.91         1.29
Net increase in net asset value from operations        5.10            0.44           2.65         2.00         1.35
Distributions:
Dividends from net investment income                  (0.28)          (0.18)            --       (0.09)       (0.06)
Distributions in excess of net investment income        --               --             --       (0.01)          --
Distributions from net realized capital gains         (0.49)          (1.34)         (0.29)      (0.02)          --
Total dividends and distributions                     (0.77)          (1.52)         (0.29)      (0.12)       (0.06)
Net asset value, end of period                       $18.78          $14.45         $15.53      $13.17       $11.29
Total return++                                        36.03%           1.48%         20.54%      17.75%       13.47%
=====================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $600,589        $142,546       $119,412     $54,277      $17,528
Ratio of operating expenses to average net assets      1.24%(a)        1.30%+         1.25%+      1.21%        0.00%+
Ratio of net investment income to average net
 assets                                                2.11%           1.36%+         2.06%+      0.89%        0.00%+
Portfolio turnover rate                                  12%(b)          44%            88%         29%          50%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.34%(a)        1.39%+         1.26%+      1.21%        3.46%+

                           * Primary A Shares of International Value Fund were formerly Institutional Shares of the Emerald International Equity Fund prior to May 22, 1998.
                           ** For the period December 27, 1995 (commencement of operations) through November 30, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations International Equity                      For a Share outstanding throughout each period
Fund
                                                      Year ended    Year ended   Year ended
Primary A Shares                                      03/31/00#      03/31/99#    03/31/98#
Operating performance:
Net asset value, beginning of period                   $14.12        $14.81       $13.13
Net investment income                                    0.10          0.11         0.11
Net realized and unrealized gain/(loss) on
 investments                                            4.91           0.39         1.95
Net increase/(decrease) in net asset value from
 operations                                             5.01           0.50         2.06
Distributions:
Dividends from net investment income                   (0.06)         (0.12)       (0.17)
Distributions in excess of net investment income         --              --        (0.05)
Distributions from net realized capital gains          (2.33)         (1.07)       (0.16)
Distributions in excess of net realized capital
 gains                                                   --              --           --
Total dividends and distributions                      (2.39)         (1.19)       (0.38)
Net asset value, end of period                        $16.74         $14.12       $14.81
Total return++                                         39.85%          3.68%       16.06%
=========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $866,731       $743,861     $885,329
Ratio of operating expenses to average net
 assets                                                 1.14%          1.13%        1.14%
Ratio of net investment income to average net
 assets                                                 0.69%          0.79%        0.76%
Portfolio turnover rate                                  129%(b)        146%          64%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                         1.18%          1.13%        1.14%

                                                   Year ended    Period ended    Year ended
Primary A Shares                                    03/31/97#    03/31/96(a)#    05/31/95#
Operating performance:
Net asset value, beginning of period                  $13.50         $11.75         $12.06
Net investment income                                   0.08           0.07           0.14
Net realized and unrealized gain/(loss) on
 investments                                            0.11           1.80          (0.20)
Net increase/(decrease) in net asset value from
 operations                                             0.19           1.87          (0.06)
Distributions:
Dividends from net investment income                   (0.11)         (0.06)         (0.03)
Distributions in excess of net investment income       (0.00)**       (0.04)            --
Distributions from net realized capital gains          (0.42)         (0.02)         (0.12)
Distributions in excess of net realized capital
 gains                                                 (0.03)            --          (0.10)
Total dividends and distributions                      (0.56)         (0.12)         (0.25)
Net asset value, end of period                        $13.13         $13.50         $11.75
Total return++                                          1.32%         16.01%         (0.46)%
===========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $976,855       $849,731       $572,940
Ratio of operating expenses to average net
 assets                                                 1.16%          1.17%+         1.03%
Ratio of net investment income to average net
 assets                                                 0.62%          0.65%+         1.17%
Portfolio turnover rate                                   36%            26%            92%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                         1.16%          1.18%+         1.04%

                           ** Amount represents less than $0.01 per share.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations Emerging Markets Fund                     For a Share outstanding throughout each period

                                                  Year ended     Year ended     Year ended   Year ended   Period ended
Primary A Shares                                   03/31/00#     03/31/99#       03/31/98#    03/31/97#    03/31/96*#
Operating performance:
Net asset value, beginning of period                  $8.14       $10.60          $11.41       $10.34       $10.00
Net investment income/(loss)                          (0.05)        0.14            0.04         0.01        (0.03)
Net realized and unrealized gain/(loss) on
 investments                                           7.68        (2.53)          (0.76)        1.21         0.37
Net increase/(decrease) in net asset value from
 operations                                            7.63        (2.39)          (0.72)        1.22         0.34
Distributions:
Dividends from net investment income                  (0.01)       (0.07)          (0.09)       (0.02)         --
Distributions in excess of net investment income         --           --              --        (0.07)      (0.00)**
Distributions from net realized capital gains            --           --              --        (0.06)         --
Total dividends and distributions                     (0.01)       (0.07)          (0.09)       (0.15)      (0.00)**
Net asset value, end of period                       $15.76        $8.14          $10.60       $11.41       $10.34
Total return++                                        93.71%      (22.60)%         (6.39)%      11.97%        3.42%
===================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $56,234      $21,689         $73,797      $76,483      $47,560
Ratio of operating expenses to average net assets      1.90%        1.78%(b)        1.57%        1.74%        2.13%+
Ratio of net operating expenses to average net
 assets including interest expense                     1.91%         (a)              --           --          --
Ratio of net investment income/(loss) to average
 net assets                                           (0.40)%       1.66%           0.36%        0.13%       (0.38)%+
Portfolio turnover rate                                  61%          71%             63%          31%          17%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.54%        1.98%(b)        1.57%        1.74%        2.13%+

                           * Emerging Markets Fund Primary A Shares commenced operations on June 30, 1995.
                           ** Amount represents less than $0.01 per share.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%
                           (b ) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations LargeCap Index Fund                     For a Share outstanding throughout each period

                                                     Year ended          Year ended
Primary A Shares                                      03/31/00#           03/31/99
Operating performance:
Net asset value, beginning of period                  $25.06                $22.41
Net investment income                                   0.26                  0.26
Net realized and unrealized gain/(loss) on
 investments                                            4.09                  3.63
Net increase in net asset value from operations         4.35                  3.89
Distributions:
Dividends from net investment income                   (0.25)                (0.25)
Distributions from net realized capital gains          (0.26)                (0.99)
Total dividends and distributions                      (0.51)                (1.24)
Net asset value, end of period                        $28.90                $25.06
Total return++                                         17.58%                18.26%
====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $2,826,486              $933,313
Ratio of operating expenses to average net assets       0.35%(b)(c)           0.35%(b)
Ratio of net operating expenses to average net
 assets including interest expense                       --                    --
Ratio of net investment income to average net
 assets                                                 0.96%                 1.17%
Portfolio turnover rate                                    7%                    4%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.71%(b)             0.71%(b)

                                                    Year ended      Year ended       Period ended     Year ended
Primary A Shares                                     03/31/98#       03/31/97         03/31/96(a)      11/30/95
Operating performance:
Net asset value, beginning of period                 $15.89           $13.58           $12.91              $9.84
Net investment income                                  0.27             0.26             0.08               0.28
Net realized and unrealized gain/(loss) on
 investments                                           7.11             2.36             0.86               3.20
Net increase in net asset value from operations        7.38             2.62             0.94               3.48
Distributions:
Dividends from net investment income                  (0.27)           (0.26)           (0.13)             (0.28)
Distributions from net realized capital gains         (0.59)           (0.05)           (0.14)             (0.13)
Total dividends and distributions                     (0.86)           (0.31)           (0.27)             (0.41)
Net asset value, end of period                       $22.41           $15.89           $13.58             $12.91
Total return++                                        47.38%           19.41%            7.33%             36.35%
=================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $656,523         $567,039         $192,388           $145,021
Ratio of operating expenses to average net assets      0.35%(b)         0.35%(b)         0.35%+(c)          0.37%
Ratio of net operating expenses to average net
 assets including interest expense                     0.36%             --               --                0.38%
Ratio of net investment income to average net
 assets                                                1.39%            1.91%            1.99%+             2.44%
Portfolio turnover rate                                  26%               5%               2%                18%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.66%(b)         0.70%(b)         0.73%+             0.78%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations SmallCap Index Fund                    For a Share outstanding throughout each period

                                                Year ended        Year ended         Year ended        Period ended
Primary A Shares                                 03/31/00#        03/31/99#           03/31/98          03/31/97*
Operating performance:
Net asset value, beginning of period              $11.04            $14.10             $9.83              $10.00
Net investment income                               0.04              0.06              0.06                0.03
Net realized and unrealized gain/(loss) on
 investments                                        2.49             (2.92)             4.58               (0.17)
Net increase/(decrease) in net asset value from
 operations                                         2.53             (2.86)             4.64               (0.14)
Distributions:
Dividends from net investment income               (0.04)            (0.06)            (0.06)              (0.03)
Distributions from net realized capital gains         --             (0.14)            (0.31)                 --
Total dividends and distributions                  (0.04)            (0.20)            (0.37)              (0.03)
Net asset value, end of period                    $13.53            $11.04            $14.10               $9.83
Total return++                                     22.97%           (20.50)%           47.71%              (1.37)%
=================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)            $196,593          $189,379          $102,437             $40,851
Ratio of operating expenses to average net
 assets                                             0.50%(a)          0.50%(a)(b)       0.50%(a)(b)         0.50%+
Ratio of net operating expenses to average net
 assets including interest expense                  0.51%(a)            --               --                   --
 Ratio of net investment income to average net
 assets                                             0.35%             0.52%             0.52%               1.05%+
Portfolio turnover rate                               53%               65%               62%                 18%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     0.77%(a)          0.82%(a)          1.02%(a)            1.21%+

                           * SmallCap Index Fund Primary A Shares commenced operations on October 15, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%

Nations Managed Index Fund                       For a Share outstanding throughout each period

                                                     Year ended          Year ended
Primary A Shares                                      03/31/00#           03/31/99#
Operating performance:
Net asset value, beginning of period                  $19.39                $17.14
Net investment income                                   0.16                  0.18
Net realized and unrealized gain on investments         2.78                  2.40
Net increase in net asset value from operations         2.94                  2.58
Distributions:
Dividends from net investment income                   (0.16)                (0.18)
Distributions from net realized capital gains          (0.13)                (0.15)
Total dividends and distributions                      (0.29)                (0.33)
Net asset value, end of period                        $22.04                $19.39
Total return++                                         15.33%                15.25%
====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $593,317              $665,631
Ratio of operating expenses to average net assets       0.50%(a)(b)           0.50%(a)
Ratio of net investment income to average net
 assets                                                 0.80%                 1.03%
Portfolio turnover rate                                   64%                   35%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.72%(a)              0.73%(a)

                                                      Year ended          Period ended
Primary A Shares                                       03/31/98             03/31/97*
Operating performance:
Net asset value, beginning of period                  $11.89                $10.00
Net investment income                                   0.15                  0.15
Net realized and unrealized gain on investments         5.42                  1.87
Net increase in net asset value from operations         5.57                  2.02
Distributions:
Dividends from net investment income                   (0.17)                (0.13)
Distributions from net realized capital gains          (0.15)                  --
Total dividends and distributions                      (0.32)                (0.13)
Net asset value, end of period                        $17.14                $11.89
Total return++                                         47.54%                20.22%
===================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $374,504               $42,226
Ratio of operating expenses to average net assets       0.50%(a)(b)           0.50%+(a)
Ratio of net investment income to average net
 assets                                                1.26%                  1.92%+
Portfolio turnover rate                                  30%                    17%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.80%(a)               1.05%+(a)

                           * Managed Index Fund Primary A Shares commenced operations on July 31, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Short-Term Income Fund                       For a Share outstanding throughout each period

                                                           Year             Year
                                                           ended            ended
Primary A Shares                                         03/31/00         03/31/99
Operating performance:
Net asset value, beginning of period                      $9.79            $9.77
Net investment income                                      0.56             0.56
Net realized and unrealized gain/(loss) on investments    (0.28)            0.02
Net increase/(decrease) in net asset value from
 operations                                                0.28             0.58
Distributions:
Dividends from net investment income                      (0.56)           (0.56)
Total dividends and distributions                         (0.56)           (0.56)
Net asset value, end of period                            $9.51            $9.79
Total return++                                             3.00%            6.07%
===================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $398,620         $397,467
Ratio of operating expenses to average net assets          0.50%(c)         0.50%(c)
Ratio of net investment income to average net assets       5.86%            5.70%
Portfolio turnover rate                                      62%              64%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.63%(c)         0.80%(c)

                                                            Year            Year           Period         Year
                                                            ended           ended           ended         ended
Primary A Shares                                          03/31/98        03/31/97#     03/31/96(a)#    11/30/95#
Operating performance:
Net asset value, beginning of period                       $9.68            $9.76           $9.84         $9.48
Net investment income                                       0.56             0.58            0.20          0.61
Net realized and unrealized gain/(loss) on investments      0.09            (0.08)          (0.08)         0.36
Net increase/(decrease) in net asset value from
 operations                                                 0.65             0.50            0.12          0.97
Distributions:
Dividends from net investment income                       (0.56)           (0.58)          (0.20)        (0.61)
Total dividends and distributions                          (0.56)           (0.58)          (0.20)        (0.61)
Net asset value, end of period                             $9.77            $9.68           $9.76         $9.84
Total return++                                              6.89%            5.25%           1.19%        10.48%
=================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $331,961         $181,455        $179,957      $169,291
Ratio of operating expenses to average net assets           0.56%(b)(c)      0.55%(b)        0.55%+        0.56%
Ratio of net investment income to average net assets        5.75%            5.97%           6.07%+        6.32%
Portfolio turnover rate                                       66%             172%             73%          224%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.86%(c)         0.85%           0.88%+        0.86%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Short-Intermediate
Government Fund                                       For a Share outstanding throughout each period

                                                            Year          Year           Year
                                                            ended         ended          ended
Primary A Shares                                          03/31/00      03/31/99       03/31/98
Operating performance:
Net asset value, beginning of period                     $4.10            $4.12            $3.99
Net investment income                                     0.22             0.22             0.23
Net realized and unrealized gain/(loss) on investments   (0.16)           (0.02)            0.13
Net increase/(decrease) in net asset value from
 operations                                               0.06             0.20             0.36
Distributions:
Dividends from net investment income                     (0.22)           (0.22)           (0.23)
Total dividends and distributions                        (0.22)           (0.22)           (0.23)
Net asset value, end of period                           $3.94            $4.10            $4.12
Total return++                                            1.63%            4.97%            9.11%
=================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $497,392         $589,092         $663,833
Ratio of operating expenses to average net assets         0.60%(d)         0.58%(d)         0.61%
Ratio of net investment income to average net assets      5.59%            5.36%            5.53%
Portfolio turnover rate                                    177%             242%             538%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.65%(d)         0.78%(d)         0.81%

                                                           Year               Period            Year
                                                           ended               ended            ended
Primary A Shares                                         03/31/97#         03/31/96(b)#       11/30/95#
Operating performance:
Net asset value, beginning of period                      $4.07               $4.14            $3.93
Net investment income                                      0.23                0.07             0.24
Net realized and unrealized gain/(loss) on investments    (0.08)              (0.07)            0.21
Net increase/(decrease) in net asset value from
 operations                                                0.15                0.00             0.45
Distributions:
Dividends from net investment income                      (0.23)              (0.07)(a)        (0.24)(a)
Total dividends and distributions                         (0.23)              (0.07)           (0.24)
Net asset value, end of period                            $3.99               $4.07            $4.14
Total return++                                             3.72%               0.07%           11.70%
=======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $371,118            $399,915         $425,200
Ratio of operating expenses to average net assets          0.63%(c)(d)         0.63%+           0.60%
Ratio of net investment income to average net assets       5.73%               5.32%+           5.88%
Portfolio turnover rate                                     529%                189%             328%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.83%(d)            0.86%+           0.80%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Includes distribution in excess of less than $0.01 per share.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Securities
Fund                                               For a Share outstanding throughout each period

                                                          Year             Year
                                                          ended            ended
Primary A Shares                                        03/31/00         03/31/99#
Operating performance:
Net asset value, beginning of period                     $9.86            $9.90
Net investment income                                     0.58             0.58
Net realized and unrealized gain/(loss) on investments   (0.48)           (0.05)
Net increase/(decrease) in net asset value from
 operations                                               0.10             0.53
Distributions:
Dividends from net investment income                     (0.58)           (0.57)
Distributions in excess of net investment income            --               --
Distributions from capital                                  --               --
Total dividends and distributions                        (0.58)           (0.57)
Net asset value, end of period                           $9.38            $9.86
Total return++                                            1.12%            5.41%
=================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $108,798         $119,659
Ratio of operating expenses to average net assets         0.78%(c)         0.73%(d)
Ratio of net investment income to average net assets      6.17%            5.70%
Portfolio turnover rate                                    348%             600%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.90%            0.84%(d)

                                                            Year             Year           Period        Year
                                                            ended            ended           ended        ended
Primary A Shares                                          03/31/98         03/31/97#     03/31/96(a)#   05/31/95#
Operating performance:
Net asset value, beginning of period                       $9.39              $9.67          $9.86         $9.80
Net investment income                                       0.55               0.60           0.52          0.64
Net realized and unrealized gain/(loss) on investments      0.51              (0.30)         (0.19)         0.06
Net increase/(decrease) in net asset value from
 operations                                                 1.06               0.30           0.33          0.70
Distributions:
Dividends from net investment income                       (0.55)             (0.58)         (0.50)        (0.60)
Distributions in excess of net investment income              --                 --          (0.02)           --
Distributions from capital                                    --              (0.00)(b)         --         (0.04)
Total dividends and distributions                          (0.55)             (0.58)         (0.52)        (0.64)
Net asset value, end of period                             $9.90              $9.39          $9.67         $9.86
Total return++                                             11.65%              3.18%          3.41%         7.55%
=================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $75,796            $52,606        $55,962       $39,909
Ratio of operating expenses to average net assets           0.85%(c)(d)        0,80%          0.80%+        0.76%
Ratio of net investment income to average net assets        5.63%              6.28%          6.36%+        6.69%
Portfolio turnover rate                                      303%               468%           199%          413%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.99%(d)           0.94%          0.95%+        0.94%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) Amount represents less than $0.01.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations U.S. Government Bond
Fund(d)                                         For a Share outstanding throughout each period

                                                      Year ended             Year ended
Primary A Shares                                       03/31/00               03/31/99#
Operating performance:
Net asset value, beginning of period                    $10.08                 $10.37
Net investment income                                     0.50                   0.52
Net realized and unrealized gain/(loss) on
 investments                                             (0.56)                  0.07
Net increase in net asset value from operations          (0.06)                  0.59
Distributions:
Dividends from net investment income                     (0.50)                 (0.52)
Distributions from net realized capital gains            (0.01)                 (0.36)
Total dividends and distributions                        (0.51)                 (0.88)
Net asset value, end of period                           $9.51                 $10.08
Total return++                                           (0.55)%                 5.83%
======================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $67,776               $109,028
Ratio of operating expenses to average net assets         0.88%(a)(c)            0.59%(a)(c)
Ratio of net investment income to average net assets      5.12%                  5.06%
Portfolio turnover rate                                    296%                   270%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.02%(a)               0.87%(a)

                                                     Period ended     Period ended   Year ended   Period ended
Primary A Shares                                       03/31/98*        05/16/97      08/31/96    08/31/95(b)
Operating performance:
Net asset value, beginning of period                   $10.19           $10.53        $11.20         $10.00
Net investment income                                    0.48             0.41          0.61           0.56
Net realized and unrealized gain/(loss) on
 investments                                             0.31             0.17         (0.22)          1.20
Net increase in net asset value from operations          0.79             0.58          0.39           1.76
Distributions:
Dividends from net investment income                    (0.48)           (0.41)        (0.61)        (0.56)
Distributions from net realized capital gains           (0.13)           (0.51)        (0.45)           --
Total dividends and distributions                       (0.61)           (0.92)        (1.06)        (0.56)
Net asset value, end of period                         $10.37           $10.19        $10.53         $11.20
Total return++                                           7.84%            5.62%         3.46%         18.03%
===========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $263,428         $148,082      $145,066      $137,261
Ratio of operating expenses to average net assets        0.60%+(a)        0.62%+        0.65%         0.62%+
Ratio of net investment income to average net assets     5.26%+           5.60%+        5.61%         6.45%+
Portfolio turnover rate                                   188%              58%           87%          132%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.86%+(a)        0.77%+        0.82%         0.87%+

                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot U.S. Government Securities Fund's Pilot Shares, which were reorganized into the Primary A Shares of U.S. Government Bond Fund as of May 23, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Primary A Shares commenced operations on
                           November 7, 1994.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%
                           (d) Prior to February 14, 2000, the investment sub-adviser to U.S. Government Bond was Boatmen's Capital Management, Inc. Effective February 14, 2000, the investment sub-adviser to U.S. Government Bond became Banc of America Capital Management, Inc.

Nations Intermediate Bond Fund                   For a Share outstanding throughout the period

                                                      Period ended
Primary A Shares                                        03/31/00
Operating performance:
Net asset value, beginning of period                     $9.52
Net investment income                                     0.49
Net realized and unrealized gain/(loss) on
 investments                                             (0.37)
Net increase (decrease) in net asset value from
 operations                                               0.12
Distributions:
Dividends from net investment income                     (0.51)
Distributions from net realized capital gains               --
Total dividends and distributions                        (0.51)
Net asset value, end of period                           $9.13
Total return++                                            1.29%
===============================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $18,365
Ratio of operating expenses to average net assets         0.81%+
Ratio of net investment income to average net
 assets                                                   6.08%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.05%+

                           *Intermediate Bond Fund Primary A Shares commenced operations on May 21, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Nations Bond Fund                 For a Share outstanding throughout each period

                                                               Year             Year
                                                               ended           ended
Primary A Shares                                             03/31/00         03/31/99
Operating performance:
Net asset value, beginning of period                           $9.93          $10.03
Net investment income                                           0.59            0.59
Net realized and unrealized gain/(loss) on investments         (0.52)         (0.04)
Net increase/(decrease) in net asset value from
 operations                                                     0.07           0.55
Distributions:
Dividends from net investment income                           (0.59)         (0.59)
Distributions from net realized capital gains                  (0.04)         (0.06)
Distributions from capital                                        --            --
Total dividends and distributions                              (0.63)         (0.65)
Net asset value, end of period                                 $9.37          $9.93
Total return++                                                  0.97%          5.61%
====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $1,793,913     $1,798,155
Ratio of operating expenses to average net assets               0.67%          0.68%(c)
Ratio of net investment income to average net assets            6.20%          5.86%
Portfolio turnover rate                                           63%           107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                  0.69%          0.78%(c)

                                                             Year             Year           Period        Year
                                                             ended           ended           ended         ended
Primary A Shares                                           03/31/98        03/31/97#      03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                       $9.62             $9.93          $10.22        $9.32
Net investment income                                       0.58              0.58            0.19         0.59
Net realized and unrealized gain/(loss) on investments      0.41             (0.20)          (0.29)        0.90
Net increase/(decrease) in net asset value from
 operations                                                 0.99              0.38           (0.10)        1.49
Distributions:
Dividends from net investment income                       (0.58)            (0.58)          (0.19)       (0.59)
Distributions from net realized capital gains                 --             (0.11)             --           --
Distributions from capital                                    --             (0.00)(b)          --           --
Total dividends and distributions                          (0.58)            (0.69)          (0.19)       (0.59)
Net asset value, end of period                            $10.03             $9.62           $9.93       $10.22
Total return++                                             10.53%             3.90%          (1.04)%      16.45%
================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,681,990          $947,277        $823,890     $823,098
Ratio of operating expenses to average net assets           0.72%(c)(d)       0.71%(c)        0.72%+       0.71%
Ratio of net investment income to average net assets        5.86%             5.98%           5.49%+       6.05%
Portfolio turnover rate                                      244%              368%           1.33%         228%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.83%(d)          0.81%(d)        0.83%+       0.81%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year was November 30.
                           (b) Amount represents less than $0.01.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Strategic Income Fund                     For a Share outstanding throughout each period

                                                           Year           Year
                                                          ended           ended
Primary A Shares                                         03/31/00       03/31/99#
Operating performance:
Net asset value, beginning of period                      $10.31          $10.55
Net investment income                                       0.68           0.66
Net realized and unrealized gain/(loss) on
 investments                                               (0.78)         (0.14)
Net increase/(decrease) in net asset value from
 operations                                                (0.10)          0.52
Distributions:
Dividends from net investment income                       (0.68)         (0.66)
Distributions from net realized capital gains              (0.00)(a)      (0.10)
Total dividends and distributions                          (0.68)         (0.76)
Net asset value, end of period                             $9.53         $10.31
Total return++                                             (0.95)%         5.00%
=================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $118,458       $317,937
Ratio of operating expenses to average net assets           0.71%(c)       0.70%(c)
Ratio of net investment income to average net assets        6.80%          6.27%
Portfolio turnover rate                                      107%            94%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.90%(c)       0.80%(c)

                                                        Year             Year           Period        Year
                                                        ended            ended          ended        ended
Primary A Shares                                      03/31/98         03/31/97#     03/31/96(b)    11/30/95
Operating performance:
Net asset value, beginning of period                   $10.11           $10.42          $10.82        $9.67
Net investment income                                    0.65             0.69            0.23         0.73
Net realized and unrealized gain/(loss) on
 investments                                             0.44            (0.18)          (0.40)        1.15
Net increase/(decrease) in net asset value from
 operations                                              1.09             0.51           (0.17)        1.88
Distributions:
Dividends from net investment income                    (0.65)           (0.69)          (0.23)       (0.73)
Distributions from net realized capital gains             --             (0.13)             --           --
Total dividends and distributions                       (0.65)           (0.82)          (0.23)       (0.73)
Net asset value, end of period                         $10.55           $10.11          $10.42       $10.82
Total return++                                          11.07%            4.97%          (1.59)%      20.11%
============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $263,840         $152,070         $65,081      $64,800
Ratio of operating expenses to average net assets        0.73%(c)         0.75%(c)        0.77%+       0.80%
Ratio of net investment income to average net assets     6.27%            6.73%           6.49%+       7.03%
Portfolio turnover rate                                   203%             278%             69%          96%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.83%(c)         0.85%(c)        0.87%+       0.93%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Amount represents less than $0.01 per share.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations High Yield Bond Fund             For a Share outstanding throughout the period

                                                 Period ended
Primary A Shares                                  03/31/00*#
Operating performance:
Net asset value, beginning of period               $10.00
Net investment income                                0.09
Net realized and unrealized gain (loss) on
 investments                                        (0.11)
Net increase (decrease) in net asset value from
 operations                                         (0.02)
Distributions:
Dividends from net investment income                (0.08)
Distributions from net realized capital gains         --
Total dividends and distributions                   (0.08)
Net asset value, end of period                      $9.90
Total return++                                      (0.12)%
==========================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $9,394
Ratio of operating expenses to average net
 assets                                             0.93%+
Ratio of net investment income to average net
 assets                                             7.03%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    12.66%+

                           * High Yield Bond Fund Primary A Shares commenced operations on February 14, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Short-Term Municipal
Income Fund                                       For a Share outstanding throughout each period

                                                       Year             Year             Year
                                                       ended            ended            ended
Primary A Shares                                    03/31/00(c)      03/31/99(c)       03/31/98
Operating performance:
Net asset value, beginning of period                   $10.10           $10.05            $9.95
Net investment income                                    0.41             0.41             0.42
Net realized and unrealized gain/(loss) on
 investments                                            (0.16)            0.05             0.10
Net increase/(decrease) in net asset value from
 operations                                              0.25             0.46             0.52
Distributions:
Dividends from net investment income                    (0.41)           (0.41)           (0.42)
Distributions from net realized capital gains             --               --               --
Total dividends and distributions                       (0.41)           (0.41)           (0.42)
Net asset value, end of period                          $9.94           $10.10           $10.05
Total return++                                           2.58%            4.71%            5.33%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $94,393          $79,002          $70,740
Ratio of operating expenses to average net assets        0.40%(a)         0.40%(a)         0.40%(a)
Ratio of net investment income to average net assets     4.16%            4.11%            4.17%
Portfolio turnover rate                                    90%              53%              94%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.77%            0.80%            0.77%

                                                       Year             Period             Year
                                                       ended             ended             ended
Primary A Shares                                     03/31/97         03/31/96(b)        11/30/95
Operating performance:
Net asset value, beginning of period                   $9.98            $10.03              $9.69
Net investment income                                   0.44              0.15               0.44
Net realized and unrealized gain/(loss) on
 investments                                           (0.03)            (0.05)              0.34
Net increase/(decrease) in net asset value from
 operations                                             0.41              0.10               0.78
Distributions:
Dividends from net investment income                   (0.44)            (0.15)             (0.44)
Distributions from net realized capital gains             --               --                 --
Total dividends and distributions                      (0.44)            (0.15)             (0.44)
Net asset value, end of period                         $9.95             $9.98             $10.03
Total return++                                          4.15%             0.96%              8.16%
==================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $61,072           $48,511            $49,961
Ratio of operating expenses to average net assets       0.40%(a)          0.40%+(a)          0.45%(a)
Ratio of net investment income to average net assets    4.36%             4.37%+             4.38%
Portfolio turnover rate                                   80%               16%                82%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.84%             0.86%+             0.93%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average shares method.

Nations Intermediate Municipal
Bond Fund                                          For a Share outstanding throughout each period

                                                       Year             Year             Year
                                                       ended            ended            ended
Primary A Shares                                    03/31/00(c)       03/31/99         03/31/98
Operating performance:
Net asset value, beginning of period                 $10.30           $10.30           $10.01
Net investment income                                  0.47             0.47             0.48
Net realized and unrealized gain/(loss) on
 investments                                          (0.50)            0.07             0.33
Net increase/(decrease) in net asset value from
 operations                                           (0.03)            0.54             0.81
Distributions:
Dividends from net investment income                  (0.47)           (0.47)           (0.48)
Distributions from net realized capital gains         (0.02)           (0.07)           (0.04)
Total dividends and distributions                     (0.49)           (0.54)           (0.52)
Net asset value, end of period                        $9.78           $10.30           $10.30
Total return++                                        (0.27)%           5.33%            8.20%
===============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $849,966         $918,367         $867,154
Ratio of operating expenses to average net assets      0.50%(a)         0.50%(a)         0.50%(a)
Ratio of net investment income to average net
 assets                                                4.75%            4.55%            4.65%
Portfolio turnover rate                                  30%              40%              47%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.70%            0.68%            0.74%

                                                      Year             Period             Year
                                                      ended             ended             ended
Primary A Shares                                    03/31/97         03/31/96(b)        11/30/95
Operating performance:
Net asset value, beginning of period                 $10.03           $10.17              $9.24
Net investment income                                  0.48             0.16               0.48
Net realized and unrealized gain/(loss) on
 investments                                          (0.02)           (0.14)              0.93
Net increase/(decrease) in net asset value from
 operations                                            0.46             0.02               1.41
Distributions:
Dividends from net investment income                  (0.48)           (0.16)             (0.48)
Distributions from net realized capital gains           --               --                 --
Total dividends and distributions                     (0.48)           (0.16)             (0.48)
Net asset value, end of period                       $10.01           $10.03             $10.17
Total return++                                         4.63%            0.20%             15.60%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $108,204          $77,423            $73,897
Ratio of operating expenses to average net assets      0.50%(a)         0.50%+(a)          0.45%(a)
Ratio of net investment income to average net
 assets                                                4.74%            4.75%+             4.91%
Portfolio turnover rate                                  21%               4%                31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.81%            0.83%+             0.84%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

Nations Municipal Income Fund                          For a Share outstanding throughout each period

                                                            Year             Year             Year
                                                            ended            ended            ended
Primary A Shares                                         03/31/00(c)       03/31/99         03/31/98
Operating performance:
Net asset value, beginning of period                      $11.48           $11.46           $10.89
Net investment income                                       0.54             0.54             0.57
Net realized and unrealized gain/(loss) on investments     (0.78)            0.07             0.62
Net increase/(decrease) in net asset value from
 operations                                                (0.24)            0.61             1.19
Distributions:
Dividends from net investment income                       (0.54)           (0.54)           (0.57)
Distributions from net realized capital gains              (0.01)           (0.05)           (0.05)
Total dividends and distributions                          (0.55)           (0.59)           (0.62)
Net asset value, end of period                            $10.69           $11.48           $11.46
Total return++                                             (2.08)%           5.42%           11.12%
===================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $552,650         $635,629         $456,485
Ratio of operating expenses to average net assets           0.60%(a)         0.60%(a)         0.60%(a)
Ratio of net investment income to average net assets        4.99%            4.71%            4.97%
Portfolio turnover rate                                       36%              11%              38%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.82%            0.80%            0.84%

                                                            Year             Period             Year
                                                            ended             ended             ended
Primary A Shares                                          03/31/97         03/31/96(b)        11/30/95
Operating performance:
Net asset value, beginning of period                      $10.84           $11.08              $9.64
Net investment income                                       0.59             0.20               0.59
Net realized and unrealized gain/(loss) on investments      0.05            (0.24)              1.44
Net increase/(decrease) in net asset value from
 operations                                                 0.64            (0.04)              2.03
Distributions:
Dividends from net investment income                       (0.59)           (0.20)             (0.59)
Distributions from net realized capital gains                --               --                 --
Total dividends and distributions                          (0.59)           (0.20)             (0.59)
Net asset value, end of period                            $10.89           $10.84             $11.08
Total return++                                              6.03%           (0.41)%            21.55%
=====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $77,260          $68,022            $68,836
Ratio of operating expenses to average net assets           0.60%(a)         0.60%+(a)          0.60%(a)
Ratio of net investment income to average net assets        5.41%            5.35%+             5.63%
Portfolio turnover rate                                       25%               4%                49%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.91%            0.91%+             0.88%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average shares method.

[GRAPHIC]
             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.

[GRAPHIC]
         Terms used in this prospectus

 Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 Collateralized mortgage obligation (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

 Commercial paper - a money market instrument issued by a large company.

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 Corporate obligation - a money market instrument issued by a corporation or commercial bank.

 Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

 CS First Boston High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 Dollar roll transaction - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.

 Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 First Boston Convertible Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.

 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Foreign security - a debt or equity security issued by a foreign company or government.

 Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 Futures contract - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Trustees. Please see the SAI for more information about credit ratings.

 High-yield debt security - debt securities that, at the time of investment by the sub-adviser, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined to be of comparable quality.

 Interest rate swap - an agreement between two parties to exchange periodic interest payments based on some predetermined dollar principal.

 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.

 Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

 Lehman Aggregate Bond Index - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

 Lehman Government Bond Index - an index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.

 Lehman Government/Corporate Bond Index - an index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested.

 Lehman Intermediate Government Bond Index - an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.

 Lehman Intermediate Treasury Index - an index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested.

 Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 Merrill Lynch 1-3 Year Treasury Index - an index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

 Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the U.S. Securities and Exchange Commission or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors rather than individuals. Securities acquired through private placements generally may not be resold.

 Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole.

 Russell 2000 - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

 S&P/BARRA Value Index(1) - an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole.

 S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization.

 S&P MidCap 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

 S&P SmallCap 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment.

 S&P SuperComposite 1500(1) - an index created by Standard & Poors combining the companies represented in three other indices -- the S&P 500, MidCap 400, and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets.

 Salomon Brothers Mortgage Index - an index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 Settlement date - the date on which an order is settled either by payment or delivery of securities.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 Wilshire 5000 Equity Index - an index that measures the performance of the equity securities of all companies headquartered in the U.S. that have readily available price data -- over 7, 000 companies. The index is weighted by market capitalization and is not available for investment.

 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)S&P and BARRA have not reviewed any stock included in the S&P SuperComposite 1500, S&P 500, S&P SmallCap 600, S&P MidCap 400 Index or BARRA Value Index for its investment merit. S&P and BARRA determine and calculate their indices independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indices to track stock market performance. S&P and BARRA make no guarantees about the indices, any data included in them and the suitability of the indices or their data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[GRAPHIC]
         Where to find more information

 You'll find more information about the Domestic Stock, International Stock, Index, Government & Corporate Bond and Municipal Bond Funds in the following documents:


        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.


[GRAPHIC]
        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.765.2668

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
Nations Fund Trust, 811-04305
Nations Fund, Inc., 811-04614
Nations Reserves, 811-6030
Nations Funds Trust, 811-09645                              [Nations Funds Logo]

COMPROPA-8/00

[GRAPHIC]

Nations

Prime Fund
Prospectus  -  Marsico Shares
August 1, 2000



The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------
Not FDIC Insured
-----------------
May Lose Value
-----------------
No Bank Guarantee
-----------------

[NATIONS FUNDS LOGO APPEARS HERE]

An overview of the Fund
--------------------------------------------------------------------------------

[GRAPHIC]
             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

[GRAPHIC]
             You'll find Terms used in this prospectus on page 26.

             Your investment in the Fund is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Fund.

  This booklet, which is called a prospectus, tells you about one of the Nations Funds Money Market Funds - Nations Prime Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


  This prospectus offers Marsico Class Shares of Nations Prime Fund. This class of shares is designed for investors in the Marsico Focus Fund, the Marsico Growth & Income Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund. Please turn to page 13 for more information about who is eligible to buy this class of shares.


  About the Fund
  This Fund seeks to provide income while protecting the principal of your original investment by investing in money market instruments.


  Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.


  Is this Fund right for you?
  Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


  This Fund may be suitable for you if:
     o you're looking for a relatively low risk investment with stability of principal
     o you have short-term income needs

  It may not be suitable for you if:
     o you're looking for higher returns
     o you're more comfortable with bank deposits that are FDIC-insured

  You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 5.

  For more information
  If you have any questions about the Fund, please call us at 1.888.860.8686 or contact your investment professional.

  You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

[GRAPHIC]
             Banc of America Advisors, Inc.

             Banc of America Advisors, Inc. (BAAI) is the investment adviser to the Fund. BAAI is responsible for the overall management and supervision of the investment management of the Fund. BAAI and Nations Funds have engaged a sub-adviser - Banc of America Capital Management, Inc. (BACAP), which is responsible for the day-to-day investment decisions for the Fund.

[GRAPHIC]
             You'll find more about BAAI and BACAP starting on page 11.

[GRAPHIC]
About the Fund

Nations Prime Fund                                  5
Sub-adviser: BACAP
------------------------------------------
Other important information                        10
------------------------------------------
How the Fund is managed                            11

[GRAPHIC]
About your investment

Information for investors
   Buying, selling and exchanging shares           13
   Shareholder servicing fees                      21
   Distributions and taxes                         22
------------------------------------------
Financial highlights                               24
------------------------------------------
Terms used in this prospectus                      26
------------------------------------------
Where to find more information             back cover

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
             You'll find more about BACAP on page 12.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

     Nations Prime Fund

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           Investment objective

           The Fund seeks the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC]
           Principal investment strategies

           The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


  The Fund will only buy first-tier securities. These securities include primarily:
     o commercial paper
     o bank obligations
     o short-term debt securities, including instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers
     o short-term taxable municipal securities
     o repurchase agreements secured by first-tier securities or U.S. government obligations

  The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

[GRAPHIC]
             You'll find more about other risks of investing in this Fund starting on page 10 and in the SAI.

  The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.
     o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.
     o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.
     o Security analysis includes evaluating the credit quality of an instrument.

  Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[GRAPHIC]
           Risks and other things to consider

           Nations Prime Fund has the following risks:

           o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

           o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.

             Call us at 1.888.860.8686 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]
           A look at the Fund's performance
           The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

           Year by year total return (%) as of December 31 each year*
           The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING INFORMATION:]

1991   1992   1993   1994   1995   1996   1997   1998   1999
----   ----   ----   ----   ----   ----   ----   ----   ----
5.94%  3.42%  2.78%  3.78%  5.54%  4.99%  5.19%  5.13%  4.76%

      *Year-to-date return as of June 30, 2000: 2.80%

Best and worst quarterly returns during this period

  Best: 1st quarter 1991:              1.68%
  Worst: 2nd quarter 1993:             0.67%

Average annual total return as of December 31, 1999

                                                    Since
                          1 year      5 years     inception*
  Investor A Shares        4.76%        5.12%       4.77%

  *The inception date of Investor A Shares is July 16, 1990.

[GRAPHIC]
             There are two kinds of fees - shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
           What it costs to invest in the Fund

           This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

          Shareholder fees                                     Marsico
          (Fees paid directly from your investment)            Shares

          Maximum sales charge (load) imposed on
          purchases                                              none
          Maximum deferred sales charge (load)                   none
          Annual Fund operating expenses(1)
          (Expenses that are deducted from the
          Fund's assets)
          Management fees                                        0.20%
          Shareholder servicing fees                             0.25%
          Other expenses                                         0.15%
                                                               ------
          Total annual Fund operating expenses                   0.60%
          Fee waivers and/or reimbursements                     (0.05)%
                                                               ------
          Total net expenses(2)                                  0.55%
                                                               ======

          (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


          (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

           Example
           This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

           This example assumes:
              o you invest $10,000 in Marsico Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
              o you reinvest all dividends and distributions in the Fund
              o your investment has a 5% return each year
              o the Fund's operating expenses remain the same as shown in the table above
              o the waivers and/or reimbursements shown above expire July 31,
                2001 and are not reflected in the 3, 5 and 10 year examples

           Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years
  Marsico Shares       $56        $187        $330        $745

[GRAPHIC]
           Other important information

  You'll find specific information about the Fund's principal investments, strategies and risks in the descriptions starting on page 5. The following are some other risks and information you should consider before you invest:

  o Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Fund, like all money market funds:

    o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

    o must maintain an average dollar-weighted maturity of 90 days or less

    o may normally invest no more than 5% of its assets in a single security, other than U.S. government securities; however, it may invest up to 25% of its assets in a first-tier security for up to three business days

    o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier.

  o Changing investment objectives and policies - The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

  o Investing defensively - The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively. Any cash the Fund holds for defensive or other reasons does not earn income.

[GRAPHIC]
           How the Fund is managed

[GRAPHIC]
             Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

  Investment adviser

  BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds Family, including the Money Market Fund described in this prospectus.

  BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

  Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to the Fund.

  BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2001. You'll find a discussion of any waiver and/or reimbursement in the Fund description. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

  BAAI can receive a maximum annual investment advisory fee of 0.20%, calculated as a percentage of average daily net assets of the Fund. BAAI received an actual investment advisory fee of 0.17% during the Fund's last fiscal year, after waivers and/or reimbursements.

  Investment sub-adviser
  Nations Funds and BAAI have engaged an investment sub-adviser, Banc of America Capital Management, Inc., to provide day-to-day portfolio management for the Fund. BACAP functions under the supervision of BAAI and the Board of Directors of Nations Funds.

[GRAPHIC]
             Banc of America Capital Management, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

  Banc of America Capital Management, Inc.
  BACAP, the successor to TradeStreet Investment Associates, Inc., is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

  Currently managing more than $120 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 50 mutual fund portfolios in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

  BACAP's Taxable Money Market Management Team is responsible for making the day-to-day investment decisions for the Fund.

[GRAPHIC]
             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

  Other service providers
  The Fund is distributed and co-administered by Stephens Inc., a registered broker/dealer. The Fund may pay a shareholder servicing fee to companies for providing services to investors.

  BAAI is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BAAI and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.

[GRAPHIC]
             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

  PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]
             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds.

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

[GRAPHIC]
             Marsico Funds

             Marsico Funds
             c/o Sunstone Financial Group Inc.
             P.O. Box 3210
             Milwaukee, WI 53202

[GRAPHIC]
           Buying, selling and exchanging shares

  This prospectus offers Marsico Shares of Nations Prime Fund. Marsico Shares are available only to investors in the Marsico Focus Fund, the Marsico Growth & Income Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund (Marsico Funds). You don't pay any sales charges when you buy or sell Marsico Shares.

  You can invest in the Fund only through the Fund's servicing agent, Sunstone Financial Group, Inc. Please call the servicing agent at 1.888.860.8686 for information about its procedures and account requirements, which may be different from those described here.

  We encourage you to consult with an investment professional who can open an account for you through the servicing agent and help you with your investment decisions. Once you have an account, you can buy and sell shares by contacting your investment professional or the servicing agent.

  The table on the next page summarizes some key information about buying and selling shares. This information applies only to transactions by the servicing agent and other authorized agents. Please contact your investment professional or call the servicing agent if you have questions or you need help placing an order.

                       Ways to
                     buy, sell or           How much you can buy,
                       exchange                sell or exchange                      Other things to know
-------------------------------------------------------------------------------------------------------------------
 Buying shares    In a lump sum       minimum initial investment:
                                      o $2,500 for regular accounts
                                      o $1,000 for traditional and Roth IRA
                                        accounts
                                      o $500 for spousal IRA accounts
                                      o $500 for SEP IRA accounts
                                      o $500 for transfers to minor
                                        accounts
                                      minimum additional
                                      investment:
                                      o $100 for all accounts
-------------------------------------------------------------------------------------------------------------------
                   Using our          minimum initial investment:         You can buy shares monthly, twice a
                   Automatic          o $1,000                            month or quarterly, using automatic
                   Investment         Plan minimum additional             transfers from your bank
                   account.           investment:
                                      o $50
-------------------------------------------------------------------------------------------------------------------
 Selling shares   In a lump sum       o you can sell up to $50,000 of     We usually send the sale proceeds on
                                        your shares by telephone,         the same day that we receive your
                                        otherwise there are no limits     order.
                                        to the amount you can sell        If you paid for your shares with a
                                      o other restrictions may apply      check that wasn't certified, we'll hold
                                        to withdrawals from               the sale proceeds when you sell those
                                        retirement plan accounts          shares for at least 15 days after the
                                                                          trade date of the purchase, or until the
                                                                          check has cleared.
-------------------------------------------------------------------------------------------------------------------
                  Using our           o minimum $25 per withdrawal        Your account balance must be at least
                  Systematic                                              $10,000 to set up the plan. You can
                  Withdrawal Plan                                         make withdrawals monthly, twice a
                                                                          month or quarterly. We'll send your
                                                                          money by check or deposit it directly
                                                                          to your bank account.
-------------------------------------------------------------------------------------------------------------------
 Exchanging       In a lump sum       o minimum $2,500 per                You can generally exchange Marsico
 shares                                 exchange                          Shares of the Fund for shares of
                                                                          Marsico Funds.
-------------------------------------------------------------------------------------------------------------------
                  Using our           o minimum $50 per exchange          You must already have an investment
                  Automatic                                               in the Funds into which you want to
                  Exchange                                                exchange. You can make exchanges
                  Feature                                                 monthly or quarterly.

[GRAPHIC]
             A business day is any day that the Federal Reserve Bank of New York is open. The Fund reserves the right to close early on business days preceding national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.

             The Federal Reserve Bank of New York is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

  How shares are priced
  All transactions are based on the price of the Fund's shares - or its net asset value per share. We calculate net asset value per share of each share class of Nations Prime Fund at 3:00 p.m. Eastern time each business day (unless the Fund closes early).

  First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

  Although we try to maintain a net asset value per share of $1.00 for the Fund, we can't guarantee that we will be able to do so.

  Valuing securities in the Fund
  The value of the Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Fund.

  How orders are processed
  Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by 3:00 p.m. Eastern time on a business day (unless the Fund closes early) will receive that day's net asset value per share.

  Orders received after this time will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to the servicing agent.

  Telephone orders

  You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

  Here's how telephone orders work:
     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.
     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.
     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.
     o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]
           Buying shares

           Here are some general rules for buying shares:
             o We'll process your order only if we receive payment in federal funds by 4:00 p.m. Eastern time on the business day Stephens, PFPC or their agents receive the order (unless the Fund closes early). Otherwise, we'll cancel your order.
             o The servicing agent is responsible for sending orders to us and ensuring we receive your money on time.
             o Shares you buy are recorded on the books of the Fund. We don't issue certificates.

           Minimum initial investment
           The minimum initial amount you can buy is usually $2,500.

           If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:
             o $1,000 for traditional and Roth individual retirement accounts
               (IRAs)
             o $500 for spousal IRA accounts
             o $500 for SEP IRA accounts
             o $500 for transfers to minor accounts
             o $1,000 using our Automatic Investment Plan

           Minimum additional investment
           You can make additional purchases of $100, or $50 if you use our Automatic Investment Plan.

  Automatic Investment Plan
  You can make regular purchases of $50 or more using automatic transfers from your bank account to the Fund. You can contact your investment professional or the servicing agent to set up the plan.

  Here's how the plan works:
     o You can buy shares twice a month, monthly or quarterly.
     o You can choose to have your money transferred on or about the 15th or the last day of the month.

[GRAPHIC]
                For more
                information about telephone orders,
                see page 16.

[GRAPHIC]
           Selling shares

           Here are some general rules for selling shares:
           o If you're selling your shares through the servicing agent, we'll normally send the sale proceeds by federal funds wire on the same business day that Stephens, PFPC or their agents receive your order. The servicing agent is responsible for depositing the sale proceeds to your account on time.
           o We'll normally send the sale proceeds by mail or wire them to your bank account on the same business day that the Fund receives your order.
           o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.
           o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.
           o Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.
           o We can delay payment of the sale of proceeds for up to seven days.
           o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

           We may sell your shares:
           o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this
           o if the servicing agent tells us to sell your shares under arrangements made between the servicing agent and its customers
           o under certain other circumstances allowed under the 1940 Act

  Systematic Withdrawal Plan
  The Systematic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or the servicing agent to set up the plan.

  Here's how the plan works:
     o Your account balance must be at least $10,000 to set up the plan.
     o If you set up the plan after you've opened your account, your signature must be guaranteed.
     o You can choose to have us transfer your money on or about the 15th or the 25th of the month.
     o We'll send you a check or deposit the money directly to your bank account.
     o You can cancel the plan by giving the servicing agent 30 days notice in writing.

[GRAPHIC]
             You should make sure you understand the investment objectives and strategies of the Marsico Fund you're exchanging into. Please read its prospectus carefully before you invest.

[GRAPHIC]
           Exchanging shares

           You can sell shares of the Fund to buy shares of another Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

           Here's how exchanges work:

           o You can exchange Marsico Shares of the Fund for shares of Marsico Funds.
           o You must exchange at least $2,500, or $50 using our Automatic Exchange Feature.
           o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.
           o You may only make an exchange into a Fund that is legally sold in your state of residence.
           o You generally may only make an exchange into a Fund that is accepting investments.
           o We or Marsico Funds may limit the number of exchanges you can make within a specified period of time.

           o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).
           o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

  Automatic Exchange Feature
  The Automatic Exchange Feature lets you exchange $50 or more of Marsico Shares of the Fund for shares of Marsico Funds every month or every quarter. You can contact your investment professional or the servicing agent to set up the plan.

  Here's how automatic exchanges work:

     o Send your request to the servicing agent in writing or call
       1.888.860.8686.

     o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

     o You must already have an investment in the Funds you want to exchange.

     o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

     o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]
             The servicing agent may charge other fees for services provided to your account.

[GRAPHIC]
           Shareholder servicing fees

  The servicing agent is compensated for providing services to investors under a shareholder servicing plan.

  The servicing agent may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Marsico Shares of the Fund.

  Fees are calculated daily and deducted monthly. Over time, these fees will increase the cost of your investment. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

  The Fund pays these fees to the servicing agent for as long as the plan continues. We may reduce or discontinue payments at any time.

  BAAI and Stephens may pay amounts from their own assets to selling or servicing agents of the Fund for services they provide.

[GRAPHIC]
           Distributions and taxes

[GRAPHIC]
             The power of compounding

             Reinvesting your distributions buys you more shares of the Fund - which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

   About distributions A mutual fund can make money two ways:
   o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.
   o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

  A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to shareholders so the Fund won't have to pay any income tax. When the Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

  Although the Fund does not expect to realize any capital gain, any capital gain realized by the Fund will be distributed at least once a year.

  The Fund declares distributions of net investment income at 3:00 p.m. Eastern time each business day (unless the Fund closes early), and pays these distributions monthly.

  The distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared. Shares are eligible to receive distributions from the settlement date of the purchase up to and including the day before the shares are sold.

  Different share classes of the Fund usually pay different distribution amounts, because each class has different expenses.

  We'll automatically reinvest distributions in additional shares of the Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.888.860.8686.

  If you sell all of your shares, we'll pay any distribution that applies to those shares in cash, normally within five business days after the sale was made.

[GRAPHIC]
             This information is a summary of how federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

             For more information about taxes, please see the SAI.

  How taxes affect your investment
  Distributions of net investment income and any excess of net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income.

  Although the Fund does not expect to realize any capital gain, any distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain. Corporate shareholders won't be able to deduct any distributions from a Fund when determining their taxable income.

  In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

  We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

  Withholding tax
  We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:
   o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply
   o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records
   o    the IRS informs us that you're otherwise subject to backup withholding

  The IRS may also impose penalties against you if you don't give us a correct TIN.

  Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

  We're also normally required by federal law to withhold tax (at a rate of 30%, or lower rate if a treaty applies) on distributions paid to foreign shareholders.

  Taxation of redemptions and exchanges
  As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.


[GRAPHIC]
           Financial highlights

  The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

  This information has been audited by PricewaterhouseCoopers LLP. The independent accountant's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Prime Fund

                                   Year ended            Period ended
Marsico Shares                      03/31/00              03/31/99*

 Operating performance:
 Net asset value, beginning of
  period                             $ 1.00                 $ 1.00
 Net investment income                0.0497                 0.0080
 Distributions:
 Dividends from net
  investment income                  (0.0497)               (0.0080)
 Total dividends and
  distributions                      (0.0497)               (0.0080)
 Net asset value, end of period      $ 1.00                 $ 1.00
 Total return++                        5.08%                  0.80%
========================================================================
 Ratios to average net assets/supplemental data:
 Net assets, end of period
  (in 000's)                         $19,552                $17,970
 Ratio of operating expenses to
  average net assets                  0.55%(a)               0.55%+(a)
 Ratio of net investment
  income to average net
  assets                              4.96%                  4.96%+
 Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                      0.60%(a)               0.59%+(a)

                               * Prime Fund Marsico Shares commenced operations on January 26, 1999.
                               + Annualized.
                               ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

[GRAPHIC]
             This glossary includes explanations of the important terms that may be used in this Prospectus. Some of the terms explained may apply to Nations Funds not included in this Prospectus.

[GRAPHIC]
             Terms used in this prospectus

  Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

  Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

  Commercial paper - a money market instrument issued by a large company.

  Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

  First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

  Fixed income security - an intermediate to long-term debt security that matures in more than one year.

  Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

  High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.

  Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

  Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

  Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

  Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

  Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

  Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

  Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

  Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

  Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

  Settlement date - The date on which an order is settled either by payment or delivery of securities.

  Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

  Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

  U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

  U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

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
                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

[GRAPHIC]
     Where to find more information
     You'll find more information about Nations Prime Fund in the following documents:

           Annual and semi-annual reports

           The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]
           Statement of Additional Information

           The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

           You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

           By telephone: 1.888.860.8686

           By mail:
           Nations Prime Fund-Marsico Shares
           c/o Sunstone Financial Group Inc.
           P.O. Box 3210
           Milwaukee, WI 53201-3210

           Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

    SEC file number:
    Nations Fund, Inc.,
    811-04614

    MARSICOPRO-8/00

                                               [NATIONS FUNDS LOGO APPEARS HERE]

[GRAPHIC]


Money
Market Funds
Prospectus  --  Daily Shares
August 1, 2000

Nations
Prime Fund

Nations
Treasury Fund

Nations Government Money Market Fund

Nations
Tax Exempt Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

[Nations Funds Logo appears here]

An overview of the Funds
--------------------------------------------------------------------------------




[GRAPHIC]
             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

[GRAPHIC]

             You'll find Terms used in
             this prospectus on page 32.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about some Nations Funds Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 This prospectus offers Daily Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to page 19 for more information about who is eligible to buy this class of shares.

 About the Funds
 The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

 Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

 Are these Funds right for you?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Money Market Funds may be suitable for you if:
  o you're looking for a relatively low risk investment with stability of principal
  o you have short-term income needs

 They may not be suitable for you if:
  o you're looking for higher returns
  o you're more comfortable with bank deposits that are FDIC-insured

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

 For more information
 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------



[GRAPHIC]

             Banc of America Advisors, Inc.

             Banc of America Advisors, Inc. (BAAI) is the investment adviser to each of the Funds. BAAI is responsible for the overall management and supervision of the investment management of each Fund. BAAI and Nations Funds have engaged a sub-adviser -- Banc of America Capital Management, Inc. (BACAP), which is responsible for the day-to-day investment decisions for each of the Funds.


[GRAPHIC]

               You'll find more about
               BAAI and BACAP
               starting on page 17.


[GRAPHIC]

About the Funds
Nations Prime Fund                                       4
Sub-adviser: BACAP
----------------------------------------------------------
Nations Treasury Fund                                    7
Sub-adviser: BACAP
----------------------------------------------------------
Nations Government Money Market Fund                    10
Sub-adviser: BACAP
----------------------------------------------------------
Nations Tax Exempt Fund                                 13
Sub-adviser: BACAP
----------------------------------------------------------
Other important information                             16
----------------------------------------------------------
How the Funds are managed                               17

[GRAPHIC]

About your investment
Information for investors
  Buying, selling and exchanging shares                 19
  How selling and servicing agents are paid             26
  Distributions and taxes                               27
----------------------------------------------------------
Financial highlights                                    29
----------------------------------------------------------
Terms used in this prospectus                           32
----------------------------------------------------------
Where to find more information                  back cover

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]

               You'll find more about
               BACAP on page 18.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

Nations Prime Fund

[GRAPHIC]

        Investment objective

        The Fund seeks the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC]

        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. These securities include primarily:

  o commercial paper

  o bank obligations

  o short-term debt securities, including instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  o short-term taxable municipal securities

  o repurchase agreements secured by first-tier securities or U.S. government obligations

 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 16 and in the SAI.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

     Risks and other things to consider

     Nations Prime Fund has the following risks:

     o Investment strategy risk -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Daily Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[GRAPHIC]

[BAR CHART APPEARS HERE WITH THE FOLLOWING INFORMATION:]
1996   1997   1998   1999
----   ----   ----   ----
4.83%  5.02%  4.95%  4.61%

*Year-to-date return as of June 30, 2000: 2.72%

Best and worst quarterly returns during this period

   Best: 3rd & 4th quarter 1997:     1.26%
   Worst: 2nd quarter 1999:          1.07%

Average annual total return as of December 31, 1999

                                         Since
                           1 year      inception*
  Daily Shares              4.61%        5.00%

*The inception date of Daily Shares is February 9, 1995.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                    Daily
(Fees paid directly from your investment)                          Shares

        Maximum sales charge (load) imposed on purchases            none
        Maximum deferred sales charge (load)                        none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                             0.20%
        Distribution (12b-1) and shareholder servicing fees         0.70%
        Other expenses                                              0.15%
                                                                   ------
        Total annual Fund operating expenses                        1.05%
        Fees waivers and/or reimbursements                         (0.25)%
                                                                   ------
        Total net expenses(2)                                       0.80%
                                                                   ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Daily Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    1 year     3 years     5 years     10 years
  Daily Shares       $82        $309        $555        $1,260

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 18.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Treasury Fund


[GRAPHIC]

        Investment objective

        The Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC]

        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. These securities include primarily:

  o U.S. Treasury obligations

  o repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations

  o obligations whose principal and interest are backed by the U.S. government

 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 16 and in the SAI.

[GRAPHIC]

     Risks and other things to consider

     Nations Treasury Fund has the following risks:

      o Investment strategy risk -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      o Income/principal payment risk -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Daily Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[GRAPHIC]

[BAR CHART APPEARS HERE WITH THE FOLLOWING INFORMATION:]

1996   1997   1998   1999
----   ----   ----   ----
4.63%  4.88%  4.78%  4.32%

*Year-to-date as of June 30, 2000: 2.55%

Best and worst quarterly returns during this period

  Best: 4th quarter 1997:            1.23%
  Worst: 1st & 2nd quarter 1999:     1.01%

Average annual total return as of December 31, 1999


                                         Since
                           1 year      inception*
  Daily Shares              4.32%        4.76%

*The inception date of Daily Shares is February 9, 1995.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                   Daily
(Fees paid directly from your investment)                          Shares

        Maximum sales charge (load) imposed on purchases            none
        Maximum deferred sales charge (load)                        none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                             0.20%
        Distribution (12b-1) and shareholder servicing fees         0.70%
        Other expenses                                              0.15%
                                                                   ------
        Total annual Fund operating expenses                        1.05%
        Fees waivers and/or reimbursements                         (0.25)%
                                                                   ------
        Total net expenses(2)                                       0.80%
                                                                   ======

      (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Daily Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    1 year     3 years     5 years     10 years
  Daily Shares       $82        $309        $555        $1,260

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 18.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.
[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Government Money Market Fund


[GRAPHIC]

        Investment objective

        The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

[GRAPHIC]

        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 16 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Government Money Market Fund has the following risks:

        o Investment strategy risk -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

        o Tax considerations -- Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury securities, which is generally free from state income tax, but may be subject to federal income, local and other taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your tax adviser to determine whether the distributions from the Fund are exempt from state income or local taxation in your own state.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Daily Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[GRAPHIC]
1996   1997   1998   1999
----   ----   ----   ----
4.63%  4.80%  4.72%  4.38%

*Year-to-date return as of June 30, 2000: 2.63%

Best and worst quarterly returns during this period

   Best: 3rd & 4th quarter 1997:     1.20%
   Worst: 2nd quarter 1999:          1.01%

Average annual total return as of December 31, 1999

                                         Since
                           1 year      inception*
  Daily Shares              4.38%        4.78%

*The inception date of Daily Shares is February 10, 1995.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                Daily
(Fees paid directly from your investment)                       Shares

        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.20%
        Distribution (12b-1) and shareholder servicing fees       0.70%
        Other expenses                                            0.18%
                                                                ------
        Total annual Fund operating expenses                      1.08%
        Fees waivers and/or reimbursements                       (0.28)%
                                                                ------
        Total net expenses(2)                                     0.80%
                                                                ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Daily Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 year     3 years     5 years     10 years
  Daily Shares       $82        $316        $568        $1,292

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Tax-Exempt Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 18.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Tax Exempt Fund

[GRAPHIC]

        Investment objective

        The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.

[GRAPHIC]

        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. The Fund normally invests at least 80% of its assets in municipal securities, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

 The Fund may invest up to 20% of its assets in:
   o municipal securities that finance private projects, called private activity bonds

   o money market instruments, including repurchase agreements

 The Fund may also invest in instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 16 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Tax Exempt Fund has the following risks:

        o Investment strategy risk -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

        o Holding cash -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations -- Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax. Shares of Nations Tax Exempt Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Daily Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[GRAPHIC]

1996   1997   1998   1999
----   ----   ----   ----
2.72%  2.97%  2.77%  2.58%

*Year-to-date return as of June 30, 2000: 1.62%

Best and worst quarterly returns during this period

  Best: 2nd quarter 1997:            0.79%
  Worst: 1st quarter 1999:           0.54%

Average annual total return as of December 31, 1999

                                         Since
                           1 year      inception*
  Daily Shares              2.58%        2.85%

*The inception date of Daily Shares is February 10, 1995.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                 Daily
(Fees paid directly from your investment)                        Shares

        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.20%
        Distribution (12b-1) and shareholder servicing fees       0.70%
        Other expenses                                            0.15%
                                                                ------
        Total annual Fund operating expenses                      1.05%
        Fees waivers and/or reimbursements                       (0.25)%
                                                                ------
        Total net expenses(2)                                       0.80%
                                                                ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Daily Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 year     3 years     5 years     10 years
  Daily Shares       $82        $309        $555        $1,260

[GRAPHIC]

         Other important information

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

     o Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       o must maintain an average dollar-weighted maturity of 90 days or less

       o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a first-tier security for up to three business days

       o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier or second-tier securities

       o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

       o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

[GRAPHIC]

         How the Funds are managed

[GRAPHIC]

             Banc of America Advisors, Inc

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2001. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

Annual investment advisory fee, as a % of average daily net assets


                                         Maximum     Actual fee
                                         advisory     paid last
                                           fee       fiscal year

  Nations Prime Fund                       0.20%       0.17%
  Nations Treasury Fund                    0.20%       0.17%
  Nations Government Money Market Fund     0.20%       0.14%
  Nations Tax Exempt Fund                  0.20%       0.17%

 Investment sub-adviser
 Nations Funds and BAAI have engaged an investment sub-adviser, Banc of America Capital Management, Inc., to provide day-to-day portfolio management for the Funds. BACAP functions under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.

[GRAPHIC]

             Banc of America Capital
             Management, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, Inc.
 BACAP, the successor to TradeStreet Investment Associates, Inc., is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $120 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.


  Fund                                   BACAP Team

  Nations Prime Fund                     Taxable Money Market Management Team
  Nations Treasury Fund                  Taxable Money Market Management Team
  Nations Government Money Market Fund   Taxable Money Market Management Team
  Nations Tax Exempt Fund                Tax-Exempt Money Market Management Team

[GRAPHIC]

             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

[GRAPHIC]

             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]

             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or Servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and Servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

[GRAPHIC]

         Buying, selling and exchanging shares

 You can invest in the Funds through your selling agent or directly through Nations Funds. You don't pay any sales charges when you buy, sell or exchange Daily Shares.

 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

 You'll find more information about buying, selling and exchanging Daily Shares on the pages that follow. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

                         Ways to
                       buy, sell or                How much you can buy,
                         exchange                    sell or exchange                              Other things to know
                    -----------------    -------------------------------------     -------------------------------------------------
Buying shares       In a lump sum        minimum initial investment:               There is no limit to the amount you can invest
                                         o $1,000 for regular accounts             in Daily Shares.
                                         o $500 for traditional and Roth IRA
                                           accounts
                                         o $250 for certain fee-based accounts
                                         o no minimum for certain retirement
                                           plan accounts like 401(k) plans and
                                           SEP accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         o $100 for all accounts


                    Using our            minimum initial investment:               You can buy shares monthly, twice a month or
                    Systematic           o $100                                    quarterly, using automatic transfers from your
                    Investment Plan      minimum additional investment:            bank account.
                                         o $50


Selling shares      In a lump sum        o you can sell up to $50,000 of your      We usually send you or your selling agent the
                                           shares by telephone, otherwise there    sale proceeds on the same day that we receive
                                           are no limits to the amount you can     your order.
                                           sell                                    If you paid for your shares with a check that
                                         o other restrictions may apply to         wasn't certified, we'll hold the sale proceeds
                                           withdrawals from retirement plan        when you sell those shares for at least 15 days
                                           accounts                                after the trade date of the purchase, or until
                                                                                   the check has cleared.

                    Using our            o minimum $25 per withdrawal              Your account balance must be at least $10,000
                    Automatic                                                      to set up the plan. You can make withdrawals
                    Withdrawal Plan                                                monthly, twice a month or quarterly. We'll send
                                                                                   your money by check or deposit it directly to
                                                                                   your bank account.

Exchanging shares   In a lump sum        o minimum $1,000 per exchange             You can exchange Daily Shares of a Money
                                                                                   Market Fund for Investor C Shares of any other
                                                                                   Nations Fund, except Money Market Funds, or
                                                                                   for Daily Shares of Nations Funds Money
                                                                                   Market Funds.
                                                                                   If you own Daily Shares of a Money Market
                                                                                   Fund that you received from an exchange of
                                                                                   Investor C Shares of a Nations Fund, except a
                                                                                   Money Market Fund, and you exchange these
                                                                                   shares for Investor C Shares of any Nations
                                                                                   Fund, except a Money Market Fund, you can
                                                                                   exchange the Daily Shares for Investor C
                                                                                   Shares of Nations Reserves Money Market
                                                                                   Funds.
                                                                                   If you received Daily Shares of a Money Market
                                                                                   Fund from an exchange of Investor A Shares of
                                                                                   a Managed Index Fund, you can exchange
                                                                                   these shares for Investor A Shares of a
                                                                                   Managed Index Fund.

                    Using our            minimum exchange per Fund:                You must already have an investment in the
                    Automatic            o $25                                     Funds into which you want to exchange. You
                    Exchange                                                       can make exchanges monthly or quarterly.
                    Feature

[GRAPHIC]

             A business day is any day that the Federal Reserve Bank of New York is open. The Money Market Funds reserve the right to close early on business days preceding national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.

             The Federal Reserve Bank of New York is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  o 3:00 p.m. Eastern time each business day for each share class of Nations Prime Fund and Nations Treasury Fund

  o 12:00 noon Eastern time each business day for each share class of Nations Government Money Market Fund and Nations Tax Exempt Fund

 First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  o 3:00 p.m. Eastern time for Nations Prime Fund and Nations Treasury Fund

  o 12:00 noon Eastern time for Nations Government Money Market Fund and Nations Tax Exempt Fund

 Orders received after these times will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.


 Here's how telephone orders work:

     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]

        Buying shares

        Here are some general rules for buying shares:

          o We'll process your order only if we receive payment in federal funds by 4:00 p.m. Eastern time on the business day Stephens, PFPC or their agents receive the order (unless the Fund closes early). Otherwise, we'll cancel your order.

          o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

          o Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        Minimum initial investment
        The minimum initial amount you can buy is usually $1,000.

        If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

          o $500 for traditional and Roth individual retirement accounts (IRAs)


          o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

          o $100 using our Systematic Investment Plan

          o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
            IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

        Minimum additional investment
        You can make additional purchases of as little as $100, or $50 if you use our Systematic Investment Plan.

[GRAPHIC]

               For more information
               about telephone orders,
               see page 21.

 Systematic Investment Plan
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

     Here's how the plan works:

     o You can buy shares twice a month, monthly or quarterly.

     o You can choose to have us transfer your money on or about the 15th or the last day of the month.

     o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[GRAPHIC]

        Selling shares

        Here are some general rules for selling shares:

      o If you received your Daily Shares through an exchange of Investor C Shares, a contingent deferred sales charge (CDSC) may apply when you sell these shares, or any shares you receive through an exchange of these shares. The CDSC will be based on the period from when you originally bought the Investor C Shares until you sold them.

      o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or wire them to your bank account on the same business day that the Fund receives your order.

      o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

      o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

      o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

      o Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

      o We can delay payment of the sale proceeds for up to seven days.

      o Other restrictions may apply to retirement plan accounts. For more information about these restrictions please contact your retirement plan administrator.

[GRAPHIC]

             You should make sure you understand the investment objectives and policies of the Fund you're exchanging into. Please read its prospectus carefully.

        We may sell your shares:

         o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

         o under certain other circumstances allowed under the 1940 Act

 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.

     Here's how the plan works:

      o Your account balance must be at least $10,000 to set up the plan.

      o If you set up the plan after you've opened your account, your signature must be guaranteed.

      o You can choose to have us transfer your money on or about the 15th or 25th of the month.

      o We'll send you a check or deposit the money directly to your bank account.

      o You can cancel the plan by giving your selling agent or us 30 days notice in writing.

 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[GRAPHIC]

        Exchanging shares

        You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

        Here's how exchanges work:

          o You can exchange Daily Shares of a Money Market Fund for Investor C Shares of any other Nations Fund, except Money Market Funds or for Daily Shares of Nations Funds Money Market Funds.

          o If you own Daily Shares of a Money Market Fund that you received from an exchange of Investor C Shares of a Nations Fund, except a Money Market Fund, and you exchange these shares for Investor C Shares of any Nations Fund, except a Money Market Fund, you can exchange the Daily Shares for Investor C Shares of Nations Reserves Money Market Funds.

          o If you received shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can exchange these shares for Investor A Shares of a Managed Index Fund.

          o You must exchange at least $1,000.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make an exchange into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.


          o We may limit the number of exchanges you can make within a specified period of time.

          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Daily Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

     Here's how automatic exchanges work:

          o Send your request to PFPC in writing or call 1.800.321.7854.

          o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

          o You must already have an investment in the Funds you want to exchange.

          o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

          o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]

         How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

[GRAPHIC]

             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.

             The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 of the 1940 Act.

             Your selling agent may charge other fees for services provided to your account.

 Distribution (12b-1) and shareholder servicing fees
 Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.


 Stephens may be compensated or reimbursed for distribution related expenses up to an annual maximum of 0.45% of the average daily net assets of Daily Shares of the Funds, some or all of which may be paid to selling agents.


 Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Daily Shares of the Funds.


 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.


 The Funds pay these fees to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.


Other compensation
Selling and servicing agents may also receive:

  o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  o an additional amount of up to 0.50% of the net asset value per share on all sales of Daily Class Shares

  o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

 This compensation, which is not paid by the Funds, is discretionary, and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

 BAAI and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]

         Distributions and taxes

[GRAPHIC]

             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

 About distributions
 A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  o A fund can also have capital gains if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 Although the Funds do not expect to realize any capital gains, any capital gains realized by a Fund will be distributed at least once a year.

 Nations Prime Fund and Nations Treasury Fund declare distributions of net investment income at 3:00 p.m. Eastern time each business day. Nations Government Money Market Fund and Nations Tax Exempt Fund declare distributions of net investment income at 12:00 noon Eastern time each business day. The Funds pay these distributions monthly.

 The distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses.

 We'll automatically reinvest distributions in additional shares of the same Fund, unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

 If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

[GRAPHIC]

               For more information about
               taxes, please see the SAI.

 How taxes affect your investment
 Distributions of net investment income and any excess of net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income. Corporate shareholders will not be able to exclude a portion of these distributions from their taxable income.

 Although the Funds do not expect to realize any capital gains, any distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Nations Tax Exempt Fund
 In general, you will not be subject to federal income tax on distributions by Nations Tax Exempt Fund of its tax-exempt interest income. These distributions, however, may be subject to state or local tax. All or a portion of these distributions may also be subject to the federal alternative minimum tax.

 Although the Fund does not intend to earn any taxable income or capital gains, any distributions of taxable income or capital gains generally would be subject to tax.

 Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o the IRS informs us that you're otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Taxation of redemptions and exchanges
 As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[GRAPHIC]

         Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

 This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Prime Fund         For a Share outstanding throughout each period


Daily Shares                                Year ended          Year ended
                                            03/31/00            03/31/99
Operating performance:
Net asset value, beginning of period        $ 1.00              $ 1.00
Net investment income                        0.0472              0.0471
Distributions:
Dividends from net investment income        (0.0472)            (0.0471)
Total dividends and distributions           (0.0472)            (0.0471)
Net asset value, end of period              $ 1.00              $ 1.00
Total return++                                4.82%               4.75%
=========================================== ==========          ==========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $1,234,026          $2,718,028
Ratio of operating expenses to average net
  assets                                      0.80%(b)            0.80%(b)
Ratio of net investment income to average
  net assets                                   4.71%               4.71%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                               1.05%(b)            1.04%(b)



Daily Shares                                Year ended     Year ended     Period ended      Period ended
                                            03/31/98       03/31/97       03/31/96(a)       05/31/95*
Operating performance:
Net asset value, beginning of period        $ 1.00         $ 1.00         $   1.00          $ 1.00
Net investment income                        0.0497         0.0470           0.0439          0.0173
Distributions:
Dividends from net investment income        (0.0497)       (0.0470)        (0.0439)         (0.0173)
Total dividends and distributions           (0.0497)       (0.0470)        (0.0439)         (0.0173)
 Net asset value, end of period             $ 1.00         $ 1.00         $   1.00          $ 1.00
Total return++                               5.08  %        4.80  %          4.49  %         1.74  %
=========================================== ========       ========       ==========        ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $92,974        $ 9,010        $      40         $     2
Ratio of operating expenses to average net
  assets                                     0.80  %        0.80  %          0.67  %+        0.55  %+
Ratio of net investment income to average
  net assets                                 4.98  %        4.71  %          5.25  %+        4.98  %+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.85  %        0.85  %          0.74  %+        0.63  %+

                           * Prime Fund Daily Shares commenced operations on February 9, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



Nations Treasury Fund      For a Share outstanding throughout each period

                                        Year ended            Year ended
Daily Shares                             03/31/00              03/31/99
Operating performance:
Net asset value, beginning of period        $ 1.00              $ 1.00
Net investment income                        0.0443              0.0449
Distributions:
Dividends from net investment income        (0.0443)            (0.0449)
Total dividends and distributions           (0.0443)            (0.0449)
Net asset value, end of period             $ 1.00              $ 1.00
Total return++                               4.52  %             4.58  %
=========================================== =========           =========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $128,299            $219,592
Ratio of operating expenses to average net
  assets                                     0.80  %(b)          0.80  %(b)
Ratio of net investment income to average
  net assets                                 4.40  %             4.51  %
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             1.05  %(b)          1.05  %(b)



Daily Shares                                Year ended    Year ended    Period ended    Period ended
                                             03/31/98      03/31/97     03/31/96(a)      05/31/95*

Operating performance:
Net asset value, beginning of period         $  1.00      $ 1.00        $ 1.00          $ 1.00
Net investment income                          0.0481      0.0455        0.0404          0.0167
Distributions:
Dividends from net investment income         (0.0481)     (0.0455)      (0.0404)        (0.0167)
Total dividends and distributions            (0.0481)     (0.0455)      (0.0404)        (0.0167)
Net asset value, end of period              $  1.00      $ 1.00        $ 1.00          $ 1.00
Total return++                                 4.92  %     4.66  %       4.09  %         1.67  %
===========================================  ========     ========      ========        ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)         $178,284     $16,323       $     2         $     2
Ratio of operating expenses to average net
  assets                                       0.80  %     0.80  %       0.64  %+        0.55  %+
Ratio of net investment income to average
  net assets                                   4.81  %     4.59  %       5.18  %+        4.74  %+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                               0.85  %     0.85  %       0.71  %+        0.60  %+

                           * Treasury Fund Daily Shares commenced operations on February 9, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Money
Market Fund                For a Share outstanding throughout each period

Daily Shares                                Year ended          Year ended
                                            03/31/00            03/31/99
Operating performance:
Net asset value, beginning of period        $ 1.00              $ 1.00
Net investment income                        0.0450              0.0447
Distributions:
Dividends from net investment income        (0.0450)            (0.0447)
Total dividends and distributions           (0.0450)            (0.0447)
Net asset value, end of period             $ 1.00              $ 1.00
Total return++                               4.60  %             4.56  %
=========================================== ========            ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $17,939             $43,430
Ratio of operating expenses to average net
  assets                                     0.80  %(b)          0.80  %(b)
Ratio of net investment income to average
  net assets                                 4.56  %             4.47  %
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             1.14  %(b)          1.28  %(b)



Daily Shares                                Year ended     Year ended     Period ended      Period ended
                                            03/31/98       03/31/97       03/31/96(a)       11/30/95*
Operating performance:
Net asset value, beginning of period        $ 1.00         $ 1.00         $   1.00          $ 1.00
Net investment income                        0.0474         0.0453           0.0157          0.0418
Distributions:
Dividends from net investment income        (0.0474)       (0.0453)        (0.0157)         (0.0418)
Total dividends and distributions           (0.0474)       (0.0453)        (0.0157)         (0.0418)
Net asset value, end of period             $ 1.00         $ 1.00         $   1.00          $ 1.00
Total return++                               4.85  %        4.63  %          1.58  %         4.38  %
=========================================== ========       ========       ==========        ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $ 6,567        $ 7,860        $       2         $     2
Ratio of operating expenses to average net
  assets                                     0.80  %        0.80  %          0.71  %+        0.55  %+
Ratio of net investment income to average
  net assets                                 4.75  %        4.53  %          4.79  %+        5.33  %+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             1.09  %        1.07  %          1.00  %+        0.82  %+

                           * Government Money Market Fund Daily Shares commenced operations on February 10, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



Nations Tax Exempt Fund    For a Share outstanding throughout each period

Daily Shares                                Year ended     Year ended
                                            03/31/00       03/31/99
Operating performance:
Net asset value, beginning of period        $  1.00        $ 1.00
Net investment income                         0.0271        0.0263
Distributions:
Dividends from net investment income        (0.0271)       (0.0263)
Total dividends and distributions           (0.0271)       (0.0263)
Net asset value, end of period             $  1.00        $ 1.00
Total return++                                2.74  %       2.66  %
=========================================== ========       ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $128,386       $333,210
Ratio of operating expenses to average net
  assets                                      0.80  %       0.80  %(b)
Ratio of net investment income to average
  net assets                                  2.70  %       2.61  %
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                              1.12  %       1.25  %(b)



Daily Shares                                Year ended          Year ended     Period ended      Period ended
                                            03/31/98            03/31/97       03/31/96(a)       11/30/95*
Operating performance:
Net asset value, beginning of period        $ 1.00              $ 1.00         $   1.00          $ 1.00
Net investment income                        0.0295              0.0270           0.0090          0.0243
Distributions:
Dividends from net investment income        (0.0295)            (0.0270)        (0.0090)         (0.0243)
Total dividends and distributions           (0.0295)            (0.0270)        (0.0090)         (0.0243)
Net asset value, end of period             $ 1.00              $ 1.00         $   1.00          $ 1.00
Total return++                               2.98  %             2.73  %          0.91  %         2.61  %
=========================================== ========            ========       ==========        ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $12,541             $ 2,334        $       2         $     2
Ratio of operating expenses to average net
  assets                                     0.80  %(b)          0.80  %          0.69  %+        0.45  %+
Ratio of net investment income to average
  net assets                                 2.93  %             2.75  %          2.96  %+        3.47  %+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             1.06  %(b)          1.05  %          0.97  %+        0.72  %+

                           * Tax Exempt Fund Daily Shares commenced operations on February 10, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]

             This glossary includes explanations of the important terms that may be used in this Prospectus. Some of the terms explained may apply to Nations Funds not included in this Prospectus.

[GRAPHIC]

           Terms used in this prospectus

 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Commercial paper - a money market instrument issued by a large company.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 First-tier security - according to Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Directors/Trustees. Please see the SAI for more information about credit ratings.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large affect on the fund.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Settlement date - the date on which an order is settled either by payment or delivery of securities.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

[GRAPHIC]

         Where to find more information

 You'll find more information about the Money Market Funds in the following documents:

        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports.

[GRAPHIC]

        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.321.7854

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
Nations Fund Trust, 811-04305
Nations Fund, Inc., 811-04614

                                             [NATIONS FUNDS LOGO APPEARS HERE]
MMDAILYPRO-8/00

[GRAPHIC]

Money Market Funds
Prospectus  --  Investor C Shares
August 1, 2000

Nations
Prime Fund

Nations
Treasury Fund

Nations Government
Money Market Fund

Nations
Tax Exempt Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-------------------
Not FDIC Insured
-------------------
May Lose Value
-------------------
No Bank Guarantee
-------------------

[NATIONS FUNDS LOGO]

An overview of the Funds
--------------------------------------------------------------------------------

[GRAPHIC]


             Terms used in this prospectus



             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


[GRAPHIC]

             You'll find Terms used in this prospectus on page 33.


             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about some Nations Funds Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 About the Funds
 The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

 Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

 Are these Funds right for you?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


 The Money Market Funds may be suitable for you if:

    o you're looking for a relatively low risk investment with stability of principal

    o   you have short-term income needs

 They may not be suitable for you if:

    o   you're looking for higher returns

    o   you're more comfortable with bank deposits that are FDIC-insured

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.


 For more information
 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------
[GRAPHIC]

             Banc of America Advisors, Inc.

             Banc of America Advisors, Inc. (BAAI) is the investment adviser to each of the Funds. BAAI is responsible for the overall management and supervision of the investment management of each Fund. BAAI and Nations Funds have engaged a sub-adviser -- Banc of America Capital Management, Inc. (BACAP), which is responsible for the day-to-day investment decisions for each of the Funds.

[GRAPHIC]

               You'll find more about BAAI and BACAP starting on page 18.


[GRAPHIC]
   About the Funds

Nations Prime Fund                                       4
Sub-adviser: BACAP
---------------------------------------------
Nations Treasury Fund                                    7
Sub-adviser: BACAP
---------------------------------------------
Nations Government Money Market Fund                    10
Sub-adviser: BACAP
---------------------------------------------
Nations Tax Exempt Fund                                 13
Sub-adviser: BACAP
---------------------------------------------
Other important information                             17
---------------------------------------------
How the Funds are managed                               18


[GRAPHIC]
    About your investment


Information for investors
  Buying, selling and exchanging shares                 20
  How selling and servicing agents are paid             27
  Distributions and taxes                               28
---------------------------------------------
Financial highlights                                    30
---------------------------------------------
Terms used in this prospectus                           33
---------------------------------------------
Where to find more information                  back cover

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
             You'll find more about BACAP on page 19.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.


[GRAPHIC]
             First-tier securities


             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Prime Fund


[GRAPHIC]

        Investment objective

        The Fund seeks the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.


[GRAPHIC]

        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 The Fund will only buy first-tier securities. These securities include primarily:

    o   commercial paper

    o   bank obligations

    o short-term debt securities, including instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

    o   short-term taxable municipal securities

    o repurchase agreements secured by first-tier securities or U.S. government obligations

 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

    o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

    o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

    o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[GRAPHIC]
             You'll find more about other risks of investing in this Fund starting on page 17 and in the SAI.

[GRAPHIC]
        Risks and other things to consider
        Nations Prime Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor C Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE.]

3.94% 5.68% 5.08% 5.28% 5.24% 4.87%
1994  1995  1996  1997  1998  1999

              *Year-to-date return as of June 30, 2000: 2.85%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1995:            1.43%
  Worst: 1st quarter 1994:           0.71%

        Average annual total return as of December 31, 1999

                        1 year       5 years       Since
                                                    inception*
  Investor C Shares     4.87%        5.23%          4.91%

        *The inception date of Investor C Shares is November 26, 1993.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees
        (Fees paid directly from your investment)       Investor C Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                      0.20%
        Shareholder servicing fees                           0.25%
        Other expenses                                       0.15%
                                                            ------
        Total annual Fund operating expenses                 0.60%
        Fee waivers and/or reimbursements                   (0.05)%
                                                            ------
        Total net expenses(2)                                0.55%
                                                            ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o you reinvest all dividends and distributions in the Fund

           o your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor C Shares     $56        $187        $330        $745

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
             You'll find more about BACAP on page 19.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.



[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

     Nations Treasury Fund

[GRAPHIC]
        Investment objective
        The Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC]
        Principal investment strategies
        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. These securities include primarily:

    o    U.S. Treasury obligations

    o repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations

    o    obligations whose principal and interest are backed by the U.S.
         government

 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

    o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

    o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

    o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 17 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Treasury Fund has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor C Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE.]

5.49% 4.98% 5.12% 5.04% 4.58
1995  1996  1997  1998  1999

              *Year-to-date return as of June 30, 2000: 2.68%


        Best and worst quarterly returns during this period

        Best: 2nd quarter 1995:            1.39%
        Worst: 1st & 2nd quarter 1999:     1.07%

        Average annual total return as of December 31, 1999

                                                    Since
                          1 year      5 years     inception*
  Investor C Shares     4.58%        5.04%       4.94%

        *The inception date of Investor C Shares is May 11, 1994.

[GRAPHIC]

            There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

            Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees
        (Fees paid directly from your investment)             Investor C Shares
        Maximum sales charge (load) imposed on purchases             none
        Maximum deferred sales charge (load)                         none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                              0.20%
        Shareholder servicing fees                                   0.25%
        Other expenses                                               0.15%
                                                                    ------
        Total annual Fund operating expenses                         0.60%
        Fee waivers and/or reimbursements                           (0.05)%
                                                                    ------
        Total net expenses(2)                                        0.55%
                                                                    ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o  you reinvest all dividends and distributions in the Fund

          o  your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5, and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor C Shares     $56        $187        $330        $745

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
             You'll find more about BACAP on page 19.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

 Nations Government Money Market Fund


[GRAPHIC]
        Investment objective
        The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

[GRAPHIC]
        Principal investment strategies
        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

   o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

   o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

   o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 17 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Government Money Market Fund has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury securities, which is generally free from state income tax, but may be subject to federal income, local and other taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your tax adviser to determine whether the distributions from the Fund are exempt from state income or local taxation in your own state.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor C Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE.]

5.45% 4.94% 5.07% 4.98% 4.64%
1995  1996  1997  1998  1999

              *Year-to-date return as of June 30, 2000: 2.76%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1995:            1.37%
  Worst: 2nd quarter 1999:           1.08%

        Average annual total return as of December 31, 1999

                                                    Since
                          1 year      5 years     inception*
  Investor C Shares     4.64%        5.02%       4.89%

        *The inception date of Investor C Shares is March 21, 1994.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees
        (Fees paid directly from your investment)           Investor C Shares
        Maximum sales charge (load) imposed on purchases            none
        Maximum deferred sales charge (load)                        none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                             0.20%
        Shareholder servicing fees                                  0.25%
        Other expenses                                              0.18%
                                                                   ------
        Total annual Fund operating expenses                        0.63%
        Fee waivers and/or reimbursements                          (0.08)%
                                                                   ------
        Total net expenses(2)                                       0.55%
                                                                   ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o  you reinvest all dividends and distributions in the Fund

          o  your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5, and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor C Shares     $56        $194        $343        $779

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Tax-Exempt Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
             You'll find more about BACAP on page 19.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.


[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

     Nations Tax Exempt Fund

[GRAPHIC]
        Investment objective
        The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.

[GRAPHIC]
        Principal investment strategies
        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. The Fund normally invests at least 80% of its assets in municipal securities, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

     The Fund may invest up to 20% of its assets in:

       o municipal securities that finance private projects, called private activity bonds

       o money market instruments, including repurchase agreements

 The Fund may also invest in instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

       o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

       o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

       o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 17 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Tax Exempt Fund has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and is generally free from federal income tax, but may be subject to state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax. Shares of Nations Tax Exempt Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*

        The bar chart shows you how the performance of the Fund's Investor C Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE.]

3.55%   3.18%   3.29%   3.03%   2.83%
1995    1996    1997    1998    1999

              *Year-to-date return as of June 30, 2000: 1.74%


        Best and worst quarterly returns during this period

        Best: 2nd quarter 1995:            0.91%
        Worst: 1st & 4th quarter 1999:     0.61%

        Average annual total return as of December 31, 1999

                                                    Since
                          1 year      5 years     inception*
  Investor C Shares     2.83%        3.17%       3.10%

        *The inception date of Investor C Shares is March 7, 1994.

[GRAPHIC]
             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees
        (Fees paid directly from your investment)          Investor C Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.20%
        Shareholder servicing fees                                0.25%
        Other expenses                                            0.15%
                                                                 ------
        Total annual Fund operating expenses                      0.60%
        Fee waivers and/or reimbursements                        (0.05)%
                                                                 ------
        Total net expenses(2)                                     0.55%
                                                                 ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o  you reinvest all dividends and distributions in the Fund

          o  your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor C Shares     $56        $187        $330        $745

[GRAPHIC]
         Other important information

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

     o Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

           o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

           o must maintain an average dollar-weighted maturity of 90 days or less

           o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a first-tier security for up to three business days

           o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier or second-tier securities

     o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

[GRAPHIC]
             Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

[GRAPHIC]
         How the Funds are managed

 Investment adviser
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2001. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

 Annual investment advisory fee, as a % of average daily net assets

                                            Maximum     Actual fee
                                            advisory     paid last
                                              fee       fiscal year
  Nations Prime Fund                       0.20%       0.17%
  Nations Treasury Fund                    0.20%       0.17%
  Nations Government Money Market Fund     0.20%       0.14%
  Nations Tax Exempt Fund                  0.20%       0.17%

 Investment sub-adviser
 Nations Funds and BAAI have engaged an investment sub-adviser, Banc of America Capital Management, Inc., to provide day-to-day portfolio management for the Funds. BACAP functions under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.



[GRAPHIC]
             Banc of America
             Capital Management, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, Inc.
 BACAP, the successor to TradeStreet Investment Associates, Inc., is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments.

 Currently managing more than $120 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                       BACAP Team
  Nations Prime Fund                       Taxable Money Market Management Team
  Nations Treasury Fund                    Taxable Money Market Management Team
  Nations Government Money Market Fund     Taxable Money Market Management Team
  Nations Tax Exempt Fund                  Tax-Exempt Money Market Management Team

[GRAPHIC]
             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

[GRAPHIC]
             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------
[GRAPHIC]
             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or Servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and Servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.


[GRAPHIC]
         Buying, selling and exchanging shares


     Investor C Shares of the Funds are available to the following investors:

        o investors who receive shares through an exchange of Investor B Shares of any Nations Fund, except Money Market Funds, or through an exchange of Investor C Shares of other Nations Funds Money Market Funds

        o investors who buy shares through a managed account offered by certain selling agents

 You can invest in the Funds through your selling agent or directly through Nations Funds. You don't pay any sales charges when you buy, sell or exchange Investor C Shares of the Funds.

 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

 You'll find more information about buying, selling and exchanging Investor C Shares on the pages that follow. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

                         Ways to
                       buy, sell or             How much you can buy,
                         exchange                 sell or exchange                            Other things to know
--------------------------------------------------------------------------------------------------------------------------------
Buying shares       In a lump sum     minimum initial investment:              There is no limit to the amount you can invest
                                      o $1,000 for regular accounts            in Investor C Shares.
                                      o $500 for traditional IRA accounts
                                      o $250 for non-working spousal IRAs
                                      o $250 for certain fee-based accounts
                                      o no minimum for certain retirement
                                        plan accounts like 401(k) plans and
                                        SEP accounts, but other restrictions
                                        apply.
                                      minimum additional investment:
                                      o $100 for all accounts
--------------------------------------------------------------------------------------------------------------------------------
                    Using our         minimum initial investment:              You can buy shares monthly, twice a month or
                    Systematic        o $100                                   quarterly, using automatic transfers from your
                    Investment Plan   minimum additional investment:           bank account.
                                      o $50
--------------------------------------------------------------------------------------------------------------------------------
Selling shares      In a lump sum     o you can sell up to $50,000 of your     We usually send you or your selling agent the
                                        shares by telephone, otherwise there   sale proceeds on the same day that we receive
                                        are no limits to the amount you can    your order.
                                        sell                                   If you paid for your shares with a check that
                                      o other restrictions may apply to        wasn't certified, we'll hold the sale proceeds
                                        withdrawals from retirement plan       when you sell those shares for at least 15 days,
                                        accounts                               or until the check has cleared.
--------------------------------------------------------------------------------------------------------------------------------
                    Using our         o minimum $25 per withdrawal             Your account balance must be at least $10,000
                    Automatic                                                  to set up the plan. You can make withdrawals
                    Withdrawal Plan                                            monthly, twice a month or quarterly. We'll send
                                                                               your money by check or deposit it directly to
                                                                               your bank account.
--------------------------------------------------------------------------------------------------------------------------------
Exchanging shares   In a lump sum     o minimum $1,000 per exchange            You can exchange Investor C Shares of a
                                                                               Nations Funds Money Market Fund for Investor
                                                                               B Shares of any other Nations Fund, except
                                                                               Nations Funds Money Market Funds, or for
                                                                               Investor C Shares of other Nations Funds
                                                                               Money Market Funds.


                                                                               If you own Investor C Shares of a Money
                                                                               Market Fund that you received from an
                                                                               exchange of Investor B Shares of a Nations
                                                                               Fund, except a Money Market Fund, and you
                                                                               exchange these shares for Investor B Shares
                                                                               of any Nations Fund, except a Money Market
                                                                               Fund, you can exchange the Investor C Shares
                                                                               for Investor B Shares of Nations Reserves
                                                                               Money Market Funds

[GRAPHIC]
             A business day is any day that the Federal Reserve Bank of New York is open. The Money Market Funds reserve the right to close early on business days preceding national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.

             The Federal Reserve Bank of New York is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

    o 3:00 p.m. Eastern time each business day for each share class of Nations Prime Fund and Nations Treasury Fund

    o 12:00 noon Eastern time each business day for each share class of Nations Government Money Market Fund and Nations Tax Exempt Fund

 First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

    o   3:00 p.m. Eastern time for Nations Prime Fund and Nations Treasury Fund

    o 12:00 noon Eastern time for Nations Government Money Market Fund and Nations Tax Exempt Fund

 Orders received after these times will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

 Here's how telephone orders work:

     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]
        Buying shares


        Here are some general rules for buying shares:

          o We'll process your order only if we receive payment in federal funds by 4:00 p.m. Eastern time on the business day Stephens or PFPC receives the order (unless the Fund closes early). Otherwise, we'll cancel your order.

          o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

          o Shares purchased are recorded on the books of the Fund. We don't issue certificates.


        Minimum initial investment
        The minimum initial amount you can buy is usually $1,000.


        If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

          o   $500 for traditional and Roth individual retirement accounts
              (IRAs)


          o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

          o   $100 using our Systematic Investment Plan

          o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
              IRAs), salary reduction IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

        Minimum additional investment
        You can make additional purchases of as little as $100, or $50 if you use our Systematic Investment Plan.

 Systematic Investment Plan
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.


 Here's how the plan works:

          o   You can buy shares twice a month, monthly or quarterly.

          o You can choose to have us transfer your money on or about the 15th or the last day of the month.

          o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[GRAPHIC]
               For more information about telephone orders, see page 22.


[GRAPHIC]
        Selling shares


        Here are some general rules for selling shares:

          o If you received your Investor C Shares through an exchange of Investor B Shares, a contingent deferred sales charge (CDSC) may apply when you sell these shares, or any shares you receive through an exchange of these shares. The CDSC will be based on the period from when you originally bought the Investor B Shares until you sold them.

          o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire on the same business day that Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

          o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or wire them to your bank account on the same business day that the Fund receives your order.

          o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

          o Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

          o   We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions please contact your retirement plan administrator.

        We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

          o   under certain other circumstances allowed under the 1940 Act

 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.


 Here's how the plan works:

          o   Your account balance must be at least $10,000 to set up the plan.

          o If you set up the plan after you've opened your account, your signature must be guaranteed.

          o You can choose to have us transfer your money on or about the 15th or 25th of the month.

          o We'll send you a check or deposit the money directly to your bank account.

          o You can cancel the plan by giving your selling agent or us 30 days notice in writing.


 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.


[GRAPHIC]
             You should make sure you understand the investment objectives and policies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]
        Exchanging shares

        You can sell shares of one Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.


        Exchanges are only available if you received your shares through an exchange. Exchanges are not available if you bought your shares through a managed account.


        Here's how exchanges work:

          o You can exchange Investor C Shares of a Nations Fund Money Market Fund for Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds.

          o If you own Investor C Shares of a Money Market Fund that you received from an exchange of Investor B Shares of a Nations Fund, except a Money Market Fund, and you exchange these shares for Investor B Shares of any Nations Fund, except a Money Market Fund, you can exchange the Investor C Shares for Investor B Shares of Nations Reserves Money Market Funds

          o   You must exchange at least $1,000.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make an exchange into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.

          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

[GRAPHIC]
         How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

 Shareholder servicing fees
 Servicing agents are compensated for providing services to investors under a shareholder servicing plan.

 Servicing agents may receive an annual shareholder servicing fee of up to 0.25% of the average daily net assets of Investor C Shares of the Funds.

 Fees are calculated daily and deducted monthly. Over time, these fees will increase the cost of your investment. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to eligible servicing agents for as long as the plan continues. We may reduce or discontinue payments at any time.

 Other compensation
 Servicing agents may also receive:

  o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund

  o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


 This compensation, which is not paid by the Funds, is discretionary, and may be available only to selected servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BAAI, and certain other servicing agents. Selected servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.


 BAAI and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]
         Distributions and taxes


[GRAPHIC]
             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

 About distributions
 A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  o A fund can also have capital gains if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 Although the Funds do not expect to realize any capital gains, any capital gains realized by a Fund will be distributed at least once a year.

 Nations Prime Fund and Nations Treasury Fund declare distributions of net investment income at 3:00 p.m. Eastern time each business day. Nations Government Money Market Fund and Nations Tax Exempt Fund declare distributions of net investment income at 12:00 noon Eastern time each business day. The Funds pay these distributions monthly.

 The distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

 If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

[GRAPHIC]
             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.


[GRAPHIC]
             For more information about taxes, please see the SAI.

 How taxes affect your investment
 Distributions of net investment income and any excess of net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income. Corporate shareholders will not be able to exclude a portion of these distributions from their taxable income.

 Although the Funds do not expect to realize any capital gains, any distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Nations Tax Exempt Fund
 In general, you will not be subject to federal income tax on distributions by Nations Tax Exempt Fund of its tax-exempt interest income. These distributions, however, may be subject to state or local tax. A portion of these distributions may also be subject to the federal alternative minimum tax.

 Although the Fund does not intend to earn any taxable income or net capital gains, any distributions of taxable income or capital gains generally are subject to tax.

 Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o   the IRS informs us that you're otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Taxation of redemptions and exchanges
 As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.



[GRAPHIC]
         Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

 This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Prime Fund         For a Share outstanding throughout each period


                                           Year ended          Year ended
Investor C Shares                           03/31/00            03/31/99
Operating performance:
Net asset value, beginning of period         $1.00               $1.00
Net investment income                        0.0497              0.0496
Dividends from net investment income       (0.0497)            (0.0496)
Total dividends and distributions           (0.0497)            (0.0496)
Net asset value, end of period               $1.00               $1.00
Total return++                               5.08%               5.02%
========================================================================
Net assets, end of period (in 000's)         $8,824             $11,037
Ratio of operating expenses to average net
  assets                                     0.55%(b)            0.55%(b)
Ratio of net investment income to average
  net assets                                 4.96%               4.96%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.60%(b)            0.59%(b)



Investor C Shares                        Year ended    Year ended    Period ended    Year ended
                                          03/31/98      03/31/97     03/31/96(a)      05/31/95
Operating performance:
Net asset value, beginning of period         $1.00         $1.00         $1.00           $1.00
Net investment income                        0.0522        0.0495        0.0447          0.0493
Dividends from net investment income       (0.0522)      (0.0495)      (0.0447)        (0.0493)
Total dividends and distributions           (0.0522)      (0.0495)      (0.0447)        (0.0493)
Net asset value, end of period               $1.00         $1.00         $1.00           $1.00
Total return++                               5.34%         5.05%         4.57%           5.03%
================================================================================================
Net assets, end of period (in 000's)        $96,149       $93,678       $74,822         $53,451
Ratio of operating expenses to average net
  assets                                     0.55%         0.55%         0.55%+          0.56%
Ratio of net investment income to average
  net assets                                 5.23%         4.96%         5.37%+          4.97%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.60%         0.60%         0.62%+          0.64%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


Nations Treasury Fund      For a Share outstanding throughout each period

                                          Year ended          Year ended
Investor C Shares                          03/31/00            03/31/99
Operating performance:
Net asset value, beginning of period         $1.00               $1.00
Net investment income                        0.0468              0.0474
Dividends from net investment income        (0.0468)            (0.0474)
Total dividends and distributions           (0.0468)            (0.0474)
Net asset value, end of period               $1.00               $1.00
Total return++                               4.78%               4.84%
========================================================================
Net assets, end of period (in 000's)          $170               $175
Ratio of operating expenses to average net
  assets                                     0.55%(b)           0.55%(b)
Ratio of net investment income to average
  net assets                                  4.65%              4.76%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.60%(b)           0.60%(b)

Investor C Shares                         Year ended    Year ended    Period ended    Year ended
                                           03/31/98      03/31/97     03/31/96(a)      05/31/95
Operating performance:
Net asset value, beginning of period         $1.00         $1.00         $1.00            $1.00
Net investment income                        0.0506        0.0484        0.0437           0.0468
Dividends from net investment income        (0.0506)      (0.0484)      (0.0437)#       (0.0468)#
Total dividends and distributions           (0.0506)      (0.0484)      (0.0437)        (0.0468)
Net asset value, end of period               $1.00         $1.00         $1.00            $1.00
Total return++                               5.18%         4.96%         4.46%            4.76%
=================================================================================================
Net assets, end of period (in 000's)        $8,295        $13,868       $8,783           $6,373
Ratio of operating expenses to average net
  assets                                     0.55%          0.55%        0.55%+           0.56%
Ratio of net investment income to average
  net assets                                 5.06%          4.84%        5.27%+           4.73%
Ratio of operating expenses to average net
assets without waivers and/or expense
  reimbursements                             0.60%          0.60%        0.62%+           0.61%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions from net realized gains of less than $0.0001 per share.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Money
Market Fund                For a Share outstanding throughout each period

                                          Year ended          Year ended
Investor C Shares                          03/31/00            03/31/99
Operating performance:
Net asset value, beginning of period         $1.00               $1.00
Net investment income                        0.0476              0.0472
Dividends from net investment income       (0.0476)            (0.0472)
Total dividends and distributions           (0.0476)            (0.0472)
Net asset value, end of period              $1.00               $1.00
Total return++                               4.86%               4.82%
========================================================================
Net assets, end of period (in 000's)         $458                 $42
Ratio of operating expenses to average net
  assets                                    0.55%(b)           0.55%(b)
Ratio of net investment income to average
  net assets                                 4.81%              4.72%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                            0.69%(b)           0.83%(b)


Investor C Shares                        Year ended    Year ended    Period ended    Year ended
                                          03/31/98      03/31/97     03/31/96(a)      11/30/95
Operating performance:
Net asset value, beginning of period         $1.00         $1.00         $1.00           $1.00
Net investment income                        0.0499        0.0478        0.0165          0.0532
Dividends from net investment income       (0.0499)      (0.0478)      (0.0165)        (0.0532)
Total dividends and distributions           (0.0499)      (0.0478)      (0.0165)        (0.0532)
Net asset value, end of period               $1.00         $1.00         $1.00           $1.00
Total return++                               5.12%         4.93%         1.66%           5.44%
================================================================================================
Net assets, end of period (in 000's)        $3,369        $2,142        $1,731          $4,414
Ratio of operating expenses to average net
  assets                                     0.55%         0.55%         0.55%+          0.55%
Ratio of net investment income to average
  net assets                                 5.00%         4.78%         4.95%+          5.33%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.84%         0.82%         0.84%+          0.82%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



Nations Tax Exempt Fund    For a Share outstanding throughout each period

                                          Year ended       Year ended
Investor C Shares                          03/31/00         03/31/99
Operating performance:
Net asset value, beginning of period         $1.00         $1.00
Net investment income                        0.0296        0.0288
Dividends from net investment income       (0.0296)      (0.0288)
Total dividends and distributions           (0.0296)      (0.0288)
Net asset value, end of period               $1.00         $1.00
Total return++                               3.00%         2.91%
==================================================================
Net assets, end of period (in 000's)         $326          $218
Ratio of operating expenses to average net
  assets                                     0.55%         0.55%(b)
Ratio of net investment income to average
  net assets                                 2.95%         2.86%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.67%         0.80%(b)

Investor C Shares                         Year ended          Year ended    Period ended    Year ended
                                           03/31/98            03/31/97     03/31/96(a)      11/30/95
Operating performance:
Net asset value, beginning of period         $1.00               $1.00         $1.00           $1.00
Net investment income                        0.0323              0.0311        0.0107          0.0346
Dividends from net investment income       (0.0323)            (0.0311)      (0.0107)        (0.0346)
Total dividends and distributions           (0.0323)            (0.0311)      (0.0107)        (0.0346)
Net asset value, end of period               $1.00               $1.00         $1.00           $1.00
Total return++                               3.26%               3.15%         1.07%           3.52%
======================================================================================================
Net assets, end of period (in 000's)        $67,511             $62,761       $66,743         $41,409
Ratio of operating expenses to average net
  assets                                     0.48%(b)            0.45%         0.45%+          0.45%
Ratio of net investment income to average
  net assets                                 3.25%               3.10%         3.20%+          3.47%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.74%(b)            0.70%         0.73%+          0.72%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]
             This glossary includes explanations of the important terms that may be used in this Prospectus. Some of the terms explained may apply to Nations Funds not included in this Prospectus.


[GRAPHIC]
 Terms used in this prospectus


 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Commercial paper - a money market instrument issued by a large company.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 First-tier security - according to Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Directors/Trustees. Please see the SAI for more information about credit ratings.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large affect on the fund.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Settlement date - The date on which an order is settled either by payment or delivery of securities.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

[GRAPHIC]
         Where to find more information

 You'll find more information about the Money Market Funds in the following documents:

        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]
        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
        Funds:

        By telephone: 1.800.321.7854

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
Nations Fund Trust, 811-04305
Nations Fund, Inc., 811-04614


MMPROIC-8/00
                                                            [NATIONS FUNDS LOGO]

[GRAPHIC]

Money
Market Funds

Prospectus  --  Investor B Shares

August 1, 2000

Nations
Prime Fund

Nations
Treasury Fund

Nations
Government
Money Market
Fund

Nations
Tax Exempt Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

(Nations Funds logo appears here)

An overview of the Funds
------------------------------------------------------------------------------

[GRAPHIC]

Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.
[GRAPHIC]
             You'll find Terms used in
             this prospectus on page 31.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about some Nations Funds Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 About the Funds

 The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

 Money market instruments include short-term debt securities that are government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

 Are these Funds right for you?

 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Money Market Funds may be suitable for you if:

  o you're looking for a relatively low risk investment with stability of principal

  o you have short-term income needs

They may not be suitable for you if:

  o you're looking for higher returns

  o you're more comfortable with bank deposits that are FDIC-insured

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

 For more information

 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------
[GRAPHIC]
             Banc of America Advisors, Inc.

             Banc of America Advisors, Inc. (BAAI) is the investment adviser to each of the Funds. BAAI is responsible for the overall management and supervision of the investment management of each Fund. BAAI and Nations Funds have engaged a sub-adviser -- Banc of America Capital Management, Inc. (BACAP), which is responsible for the day-to-day investment decisions for each of the Funds.
[GRAPHIC]
             You'll find more about
             BAAI and BACAP
             starting on page 17.
[GRAPHIC]
About the Funds
Nations Prime Fund                                4
Sub-adviser: BACAP
---------------------------------------------------
Nations Treasury Fund                             7
Sub-adviser: BACAP
---------------------------------------------------
Nations Government Money Market Fund             10
Sub-adviser: BACAP
---------------------------------------------------
Nations Tax Exempt Fund                          13
Sub-adviser: BACAP
---------------------------------------------------
Other important information                      16
---------------------------------------------------
How the Funds are managed                        17
[GRAPHIC]
About your investment
Information for investors
  Buying, selling and exchanging shares          19
  How selling and servicing agents are paid      25
  Distributions and taxes                        26
---------------------------------------------------
Financial highlights                             28
---------------------------------------------------
Terms used in this prospectus                    31
---------------------------------------------------
Where to find more information           back cover

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.
[GRAPHIC]
             You'll find more about
             BACAP on page 18.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.
[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Prime Fund

[GRAPHIC]
        Investment objective

        The Fund seeks the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC]
        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. These securities include primarily:

  o commercial paper
  o bank obligations
  o short-term debt securities, including instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers
  o short-term taxable municipal securities
  o repurchase agreements secured by first-tier securities or U.S. government obligations

 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

 o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.
 o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.
 o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 16 and in the SAI.
[GRAPHIC]

        Risks and other things to consider

        Nations Prime Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.
[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.
[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

Chart appears below:

       0%       1%        2%       3%         4%       5%     6%
      ----     ----      ----     ----       ----     ----   ----
1995                                                  5.69%
1996                                                  5.08%
1997                                                  5.28%
1998                                                  5.24%
1999                                         4.87%

              * Year-to-date return as of June 30, 2000:  2.85%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1995:            1.44%
  Worst: 2nd quarter 1999:           1.13%

        Average annual total return as of December 31, 1999

                                                    Since
                          1 year      5 years     inception*
  Investor B Shares     4.87%        5.23%       5.13%


        *The inception date of Investor B Shares is May 11, 1994.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.
[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(Fees paid directly from your investment)                      Investor B Shares

        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.20%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.15%
                                                                ------
        Total annual Fund operating expenses                      0.70%
        Fee waivers and/or reimbursements                        (0.15)%
                                                                ------
        Total net expenses(2)                                     0.55%
                                                                ======


     (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.
[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years

  Investor B Shares     $56        $209        $375        $856

[GRAPHIC]
            About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.
[GRAPHIC]
               You'll find more about
               BACAP on page 18.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.
[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Treasury Fund

[GRAPHIC]

        Investment objective

        The Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC]

        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. These securities include primarily:

  o U.S. Treasury obligations

  o repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations

  o obligations whose principal and interest are backed by the U.S. government

 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 16 and in the SAI.
[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.
[GRAPHIC]
        Risks and other things to consider

        Nations Treasury Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

Chart appears below:

       0%       1%        2%       3%         4%       5%     6%
      ----     ----      ----     ----       ----     ----   ----
1995                                                  5.49%
1996                                         4.98%
1997                                                  5.12%
1998                                                  5.04%
1999                                         4.58%

              * Year-to-date return as of June 30, 2000:  2.68%

        Best and worst quarterly returns during this period

        Best: 2nd quarter 1995:            1.39%
        Worst: 1st & 2nd quarter 1999:     1.07%

        Average annual total return as of December 31, 1999

                                                    Since
                          1 year      5 years     inception*

  Investor B Shares     4.58%        5.04%       4.95%

        *The inception date of Investor B Shares is May 16, 1994.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.
[GRAPHIC]

        This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(Fees paid directly from your investment)                     Investor B Shares

        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.20%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.15%
                                                                ------
        Total annual Fund operating expenses                      0.70%
        Fee waivers and/or reimbursements                        (0.15)%
                                                                ------
        Total net expenses(2)                                     0.55%
                                                                ======

     (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years

  Investor B Shares     $56        $209        $375        $856

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.
[GRAPHIC]
             You'll find more about
             BACAP on page 18.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.
[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Government Money Market Fund

[GRAPHIC]
        Investment objective

        The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

[GRAPHIC]
        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 16 and in the SAI.
[GRAPHIC]
        Risks and other things to consider

        Nations Government Money Market Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

     o Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury securities, which is generally free from state income tax, but may be subject to federal income, local and other taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your tax adviser to determine whether the distributions from the Fund are exempt from state income or local taxation in your own state.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.
[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

Chart appears below:

       0%       1%        2%       3%         4%       5%     6%
      ----     ----      ----     ----       ----     ----   ----
1995                                                  5.46%
1996                                         4.94%
1997                                                  5.07%
1998                                         4.98%
1999                                         4.64%

              * Year-to-date return as of June 30, 2000: 2.76%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1995:            1.38%
  Worst: 2nd quarter 1999:           1.08%

        Average annual total return as of December 31, 1999

                                                    Since
                          1 year      5 years     inception*

  Investor B Shares     4.64%        5.02%       4.94%

        *The inception date of Investor B Shares is May 17, 1994.

[GRAPHIC]    There are two kinds of fees -- shareholder fees you pay
             directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.
[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        What it costs to invest in the Fund

        The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(Fees paid directly from your investment)                    Investor B Shares

        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.20%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.18%
                                                                ------
        Total annual Fund operating expenses                      0.73%
        Fee waivers and/or reimbursements                        (0.18)%
                                                                ------
        Total net expenses(2)                                     0.55%
                                                                ======

     (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples for subsequent years

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years

  Investor B Shares     $56        $215        $388        $890

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Tax-Exempt Money Market Management Team makes the day-to-day investment decisions for the Fund.
[GRAPHIC]
             You'll find more about
             BACAP on page 18.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.
[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

Nations Tax Exempt Fund

[GRAPHIC]
        Investment objective

        The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.
[GRAPHIC]
        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. The Fund normally invests at least 80% of its assets in municipal securities, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

     The Fund may invest up to 20% of its assets in:

  o municipal securities that finance private projects, called private activity bonds

  o money market instruments, including repurchase agreements

 The Fund may also invest in instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 16 and in the SAI.
[GRAPHIC]
        Risks and other things to consider

        Nations Tax Exempt Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

     o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax. Shares of Nations Tax Exempt Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.
[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

Chart appears below:

       0%       1%        2%       3%         4%       5%     6%
      ----     ----      ----     ----       ----     ----   ----
1995                               3.51%
1996                               3.12%
1997                               3.30%
1998                               3.08%
1999                     2.87%

              * Year-to-date return as of June 30, 2000:  1.74%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1995:            0.90%
  Worst: 1st quarter 1999:           0.62%

        Average annual total return as of December 31, 1999

                                                  Since
                          1 year      5 years     inception*

  Investor B Shares     2.87%        3.18%       3.13%

        *The inception date of Investor B Shares is May 17, 1994.
[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.
[GRAPHIC]

        What it costs to invest in the Fund

        The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(Fees paid directly from your investment)                    Investor B Shares

        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.20%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.15%
                                                                ------
        Total annual Fund operating expenses                      0.70%
        Fee waivers and/or reimbursements                        (0.15)%
                                                                ------
        Total net expenses(2)                                     0.55%
                                                                ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years

  Investor B Shares     $56        $209        $375        $856

[GRAPHIC]
         Other important information

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

     o Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       o must maintain an average dollar-weighted maturity of 90 days or less

       o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a first-tier security for up to three business days

       o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier or second-tier securities

     o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

[GRAPHIC]
         How the Funds are managed
[GRAPHIC]
             Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser

 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2001. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

 Annual investment advisory fee, as a % of average daily net assets

                                            Maximum     Actual fee
                                            advisory     paid last
                                              fee       fiscal year

  Nations Prime Fund                       0.20%       0.17%
  Nations Treasury Fund                    0.20%       0.17%
  Nations Government Money Market Fund     0.20%       0.14%
  Nations Tax Exempt Fund                  0.20%       0.17%

 Investment sub-adviser

 Nations Funds and BAAI have engaged an investment sub-adviser, Banc of America Capital Management, Inc., to provide day-to-day portfolio management for the Funds. BACAP functions under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.

[GRAPHIC]
             Banc of America Capital Management, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255
[GRAPHIC]
             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201
[GRAPHIC]
             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 Banc of America Capital Management, Inc.

 BACAP, the successor to TradeStreet Investment Associates, Inc., is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments.

 Currently managing more than $120 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                     BACAP Team

 Nations Prime Fund                      Taxable Money Market Management Team
 Nations Treasury Fund                   Taxable Money Market Management Team
 Nations Government Money Market Fund    Taxable Money Market Management Team
 Nations Tax Exempt Fund                 Tax-Exempt Money Market Management Team

 Other service providers

 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------
[GRAPHIC]
             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent means the company that employs your investment professional. Selling agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.
[GRAPHIC]
         Buying, selling and exchanging shares

 You can invest in the Funds through your selling agent or directly through Nations Funds. You don't pay any sales charges when you buy, sell or exchange Investor B Shares.

 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

 You'll find more information about buying, selling and exchanging Investor B Shares on the pages that follow. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

                          Ways to
                        buy, sell or            How much you can buy,
                          exchange                sell or exchange                           Other things to know
                     ----------------- -------------------------------------- --------------------------------------------------
Buying shares        In a lump sum     minimum initial investment:            There is no limit to the amount you can invest
                                       o $25,000                              in Investor B Shares.

                                       minimum additional investment:
                                       o none

                     Use our           minimum initial investment:            You can buy shares monthly, twice a month or
                     Systematic        minimum additional investment:         quarterly, using automatic transfers from your
                     Investment Plan   o $1,000                               bank account.

Selling shares       In a lump sum     o you can sell up to $50,000 of your   We usually send you the sale proceeds on the
                                       shares by telephone, otherwise there   same day that we receive your order.
                                       are no limits to the amount you can    If you paid for your shares with a check that
                                       sell                                   wasn't certified, we'll hold the sale proceeds
                                       o other restrictions may apply to      when you sell those shares for at least 15 days
                                       withdrawals from retirement plan       from the trade date of the purchase, or until the
                                       accounts                               check has cleared.

                     Using our free    o minimum $500 per check               You can write checks for free. You can only use
                     checkwriting                                             checks to make partial withdrawals from a
                     service                                                  Fund. You can't use a check to make a full
                                                                              withdrawal from a Fund.

                     Using our         o minimum $500 per withdrawal          Your account balance must be at least $10,000
                     Automatic                                                to set up the plan. You can make withdrawals
                     Withdrawal Plan                                          monthly, twice a month or quarterly. We'll send
                                                                              your money by check or deposit it directly to
                                                                              your bank account.

 Exchanging shares    In a lump sum    o minimum $25,000 per exchange         You can exchange Investor B Shares of a
                                                                              Nations Funds Money Market Fund for Investor
                                                                              B Shares of any other Nations Funds Money
                                                                              Market Fund.

[GRAPHIC]
             A business day is any day that the Federal Reserve Bank of New York is open. The Money Market Funds reserve the right to close early on business days preceding national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.

             The Federal Reserve Bank of New York is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

 How shares are priced

 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):
  o 3:00 p.m. Eastern time each business day for each share class of Nations Prime Fund and Nations Treasury Fund
  o 12:00 noon Eastern time each business day for each share class of Nations Government Money Market Fund and Nations Tax Exempt Fund

 First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

 Valuing securities in a Fund

 The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

 How orders are processed

 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:
  o 3:00 p.m. Eastern time for Nations Prime Fund and Nations Treasury Fund
  o 12:00 noon Eastern time for Nations Government Money Market Fund and Nations Tax Exempt Fund

 Orders received after these times will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

 Telephone orders

 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

     Here's how telephone orders work:

     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]
               For more information
               about telephone orders,
               see page 21.
[GRAPHIC]
        Buying shares

        Here are some general rules for buying shares:

          o We'll process your order only if we receive payment in federal funds by 4:00 p.m. Eastern time on the business day Stephens, PFPC or their agents receive the order (unless the Fund closes early). Otherwise, we'll cancel your order.

          o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

          o Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        Minimum initial investment

        The minimum initial amount you can buy is $25,000, or $10,000 using our Systematic Investment Plan.

 Systematic Investment Plan

 You can make regular purchases of $1,000 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

     Here's how the plan works:

     o You can buy shares twice a month, monthly or quarterly.

     o You can choose to have your money transferred on or about the 15th or the last day of the month.

[GRAPHIC]
        Selling shares

        Here are some general rules for selling shares:

          o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire on the same business day that Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

          o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or wire them to your bank account on the same business day that the Fund receives your order.

          o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

          o Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions please contact your retirement administrator.

        We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

          o under certain other circumstances allowed under the 1940 Act

 Checkwriting Service
 You can withdraw money from the Funds using our free checkwriting service. You can contact your investment professional or us to set up the service.

 Here's how the service works:

          o Each check you write must be for $500 or more.

          o You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

          o Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

          o We can change or cancel the service by giving you 30 days notice in writing.

 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $500 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.

 Here's how the plan works:

          o Your account balance must be at least $10,000 to set up the plan.

          o If you set up the plan after you've opened your account, your signature must be guaranteed.

          o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

          o We'll send you a check or deposit the money directly to your bank account.

          o You can cancel the plan by giving your selling agent or us 30 days notice in writing.

 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[GRAPHIC]
             You should make sure you understand the investment objectives and policies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]

        Exchanging shares

        You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

        Here's how exchanges work:

          o You can exchange Investor B Shares of a Nations Funds Money Market Fund for Investor B Shares of any other Nations Funds Money
            Market Fund.

          o You must exchange at least $25,000.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make an exchange into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.

          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

[GRAPHIC]

         How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

[GRAPHIC]
             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.

             The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 of the 1940 Act.

             Your selling agent may charge other fees for services provided to your account.

 Distribution (12b-1) and shareholder servicing fees
 Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

 Stephens may be reimbursed for distribution-related expenses incurred up to an annual maximum of 0.10% of the average daily net assets of Investor B Shares of the Funds, some or all of which may be paid to selling agents.

 Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Investor B Shares of the Funds.

 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

 Other compensation
 Selling and servicing agents may also receive:

  o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  o an additional amount of up to 1.00% of the net asset value per share on all sales of Investor B Shares to retirement plans

  o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

 This compensation, which is not paid by the Funds, is discretionary, and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

 BAAI and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]
         Distributions and taxes

[GRAPHIC]
             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

 About distributions
 A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  o A fund can also have capital gains if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 Although the Funds do not expect to realize any capital gains, any capital gains realized by a Fund will be distributed at least once a year.

 Nations Prime Fund and Nations Treasury Fund declare distributions of net investment income at 3:00 p.m. Eastern time each business day. Nations Government Money Market Fund and Nations Tax Exempt Fund declare distributions of net investment income at 12:00 noon Eastern time each business day. The Funds pay these distributions monthly.

 The distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

 If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

[GRAPHIC]
               For more information about
               taxes, please see the SAI.

 How taxes affect your investment

 Distributions of net investment income and any excess of net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income. Corporate shareholders will not be able to exclude a portion of these distributions from their taxable income.

 Although the Funds do not expect to realize any capital gains, any distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Nations Tax Exempt Fund

 In general, you will not be subject to federal income tax on distributions by Nations Tax Exempt Fund of its tax-exempt interest income. These distributions, however, may be subject to state or local tax. A portion of these distributions may also be subject to the federal alternative minimum tax.

 Although the Fund does not intend to earn any taxable income or capital gains, any distributions of taxable income or capital gains generally are subject to tax.


 Withholding tax

 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o the IRS informs us that you're otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Taxation of redemptions and exchanges

 As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[GRAPHIC]

        Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

 This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Prime Fund         For a Share outstanding throughout each period


Investor B Shares                           Year ended          Year ended
                                            03/31/00            03/31/99
Operating performance:
Net asset value, beginning of period        $ 1.00              $ 1.00
Net investment income                        0.0497              0.0496
Distributions:
Dividends from net investment income        (0.0497)            (0.0496)
Total dividends and distributions           (0.0497)            (0.0496)
Net asset value, end of period             $ 1.00              $ 1.00
Total return++                               5.08  %             5.02  %
=========================================== ========            ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $730,984            $738,673
Ratio of operating expenses to average net
  assets                                     0.55  %(b)          0.55  %(b)
Ratio of net investment income to average
  net assets                                 4.96  %             4.96  %
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.70  %(b)          0.69  %(b)



Investor B Shares                           Year ended     Year ended     Period ended      Year ended
                                            03/31/98       03/31/97       03/31/96(a)       05/31/95
Operating performance:
Net asset value, beginning of period        $  1.00        $  1.00        $   1.00          $  1.00
Net investment income                         0.0522         0.0495          0.0447           0.0493
Distributions:
Dividends from net investment income        (0.0522)       (0.0495)        (0.0447)         (0.0493)
Total dividends and distributions           (0.0522)       (0.0495)        (0.0447)         (0.0493)
Net asset value, end of period             $  1.00        $  1.00        $   1.00          $  1.00
Total return++                                5.34  %        5.05  %         4.57  %          5.03  %
=========================================== ========       ========       ==========        ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $844,367       $381,015       $ 358,646         $216,973
Ratio of operating expenses to average net
  assets                                      0.55  %        0.55  %         0.55  %+         0.56  %
Ratio of net investment income to average
  net assets                                  5.23  %        4.96  %         5.37  %+         4.97  %
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                              0.60  %        0.60  %         0.62  %+         0.64  %

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


Nations Treasury Fund      For a Share outstanding throughout each period


Investor B Shares                           Year ended          Year ended
                                            03/31/00            03/31/99
Operating performance:
Net asset value, beginning of period        $ 1.00              $ 1.00
Net investment income                       $ 0.0468             0.0474
Distributions:
Dividends from net investment income        (0.0468)            (0.0474)
Total dividends and distributions           (0.0468)            (0.0474)
Net asset value, end of period             $ 1.00              $ 1.00
Total return++                               4.78%               4.84%
=========================================== ========            ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $196,332            $261,840
Ratio of operating expenses to average net
  assets                                      0.55%(b)         0.55%(b)
Ratio of net investment income to average
  net assets                                  4.65%            4.76%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                              0.70%(b)         0.70%(b)



Investor B Shares                           Year ended     Year ended     Period ended      Year ended
                                            03/31/98       03/31/97         03/31/96(a)     05/31/95
Operating performance:
Net asset value, beginning of period        $  1.00        $  1.00         $    1.00        $  1.00
Net investment income                         0.0506         0.0484            0.0437         0.0468
Distributions:
Dividends from net investment income        (0.0506)       (0.0484)          (0.0437)#      (0.0468)#
Total dividends and distributions           (0.0506)       (0.0484)          (0.0437)       (0.0468)
Net asset value, end of period             $  1.00        $  1.00         $    1.00        $  1.00
Total return++                                5.18%          4.96%             4.46%          4.76%
=========================================== ========       ========       ===========       ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $546,833       $973,297        $1,525,048       $ 52,564
Ratio of operating expenses to average net
  assets                                       0.55%         0.55%             0.55%+          0.56%
Ratio of net investment income to average
  net assets                                   5.06%         4.84%             5.27%+          4.73%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                               0.60%         0.60%             0.62%+          0.61%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions from net realized gains of less than $0.0001 per share.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Money
Market Fund                For a Share outstanding throughout each period


Investor B Shares                           Year ended          Year ended
                                            03/31/00            03/31/99
Operating performance:
Net asset value, beginning of period        $ 1.00              $ 1.00
Net investment income                        0.0475              0.0472
Distributions:
Dividends from net investment income        (0.0475)            (0.0472)
Total dividends and distributions           (0.0475)            (0.0472)
Net asset value, end of period             $ 1.00              $ 1.00
Total return++                               4.86%               4.82%
=========================================== ========            ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $81,334             $82,080
Ratio of operating expenses to average net
  assets                                     0.55%(b)            0.55%(b)
Ratio of net investment income to average
  net assets                                 4.81%               4.72%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.79%(b)            0.93%(b)



Investor B Shares                           Year ended     Year ended     Period ended      Year ended
                                            03/31/98       03/31/97       03/31/96(a)       11/30/95
Operating performance:
Net asset value, beginning of period        $ 1.00         $ 1.00         $   1.00          $ 1.00
Net investment income                        0.0499         0.0478           0.0165          0.0532
Distributions:
Dividends from net investment income        (0.0499)       (0.0478)        (0.0165)         (0.0532)
Total dividends and distributions           (0.0499)       (0.0478)        (0.0165)         (0.0532)
Net asset value, end of period             $ 1.00         $ 1.00         $   1.00          $ 1.00
Total return++                               5.12%          4.93%            1.66%           5.45%
=========================================== ========       ========       ==========        ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $77,060        $27,750        $  62,617         $27,079
Ratio of operating expenses to average net
  assets                                     0.55%          0.55%            0.55%+          0.55%
Ratio of net investment income to average
  net assets                                 5.00%          4.78%            4.95%+          5.33%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.84%          0.82%            0.84%+          0.82%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


Nations Tax Exempt Fund    For a Share outstanding throughout each period


Investor B Shares                           Year ended     Year ended
                                            03/31/00       03/31/99
Operating performance:
Net asset value, beginning of period        $  1.00        $ 1.00
Net investment income                         0.0298        0.0293
Distributions:
Dividends from net investment income        (0.0298)       (0.0293)
Total dividends and distributions           (0.0298)       (0.0293)
Net asset value, end of period             $  1.00        $ 1.00
Total return++                                3.02%         2.97%
=========================================== ========       ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $204,150       $259,469
Ratio of operating expenses to average net
  assets                                      0.53%         0.50%(b)
Ratio of net investment income to average
  net assets                                  2.97%         2.91%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                              0.77%         0.90%(b)



Investor B Shares                           Year ended          Year ended     Period ended      Year ended
                                            03/31/98            03/31/97       03/31/96(a)       11/30/95
Operating performance:
Net asset value, beginning of period        $ 1.00              $  1.00        $   1.00          $ 1.00
Net investment income                        0.0325               0.0307          0.0106          0.0342
Distributions:
Dividends from net investment income        (0.0325)            (0.0307)        (0.0106)         (0.0342)
Total dividends and distributions           (0.0325)            (0.0307)        (0.0106)         (0.0342)
Net asset value, end of period             $ 1.00              $  1.00        $   1.00          $ 1.00
Total return++                               3.30  %              3.11  %         1.06  %         3.47  %
=========================================== ========            ========       ==========        ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $249,819            $228,601       $ 132,914         $86,374
Ratio of operating expenses to average net
  assets                                     0.50%(b)             0.50%           0.50%+          0.50%
Ratio of net investment income to average
  net assets                                 3.23%                3.05%           3.15%+          3.42%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.76%(b)             0.75%           0.78%+          0.77%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]
             This glossary includes explanations of the important terms that may be used in this Prospectus. Some of the terms explained may apply to Nations Funds not included in this Prospectus.

[GRAPHIC]
          Terms used in this prospectus

 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Commercial paper - a money market instrument issued by a large company.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 First-tier security - according to Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Directors/Trustees. Please see the SAI for more information about credit ratings.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large affect on the fund.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchaseprice paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Settlement date - the date on which an order is settled either by payment or delivery of securities.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

[GRAPHIC]

         Where to find more information


 You'll find more information about the Money Market Funds in the following documents:

        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]

        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.321.7854

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
Nations Fund Trust, 811-04305
Nations Fund, Inc., 811-04614

                                              [NATIONS FUND LOGO APPEARS HERE]

MMPROIB-8/00

[GRAPHIC]

Money
Market Funds
Prospectus  --  Investor A Shares
August 1, 2000

Nations
Prime Fund

Nations
Treasury Fund

Nations
Government
Money Market
Fund

Nations
Tax Exempt Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

[NATIONS FUND LOGO APPEARS HERE]

An overview of the Funds
--------------------------------------------------------------------------------

[GRAPHIC]

             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

[GRAPHIC]

             You'll find Terms used in
             this prospectus on page 33.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.


             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about some Nations Funds Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 About the Funds

 The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

 Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

 Are these Funds right for you?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


 The Money Market Funds may be suitable for you if:

  o you're looking for a relatively low risk investment with stability of principal

  o you have short-term income needs

 They may not be suitable for you if:

  o you're looking for higher returns

  o you're more comfortable with bank deposits that are FDIC-insured

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

 For more information
 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]

             Banc of America Advisors, Inc.

             Banc of America Advisors, Inc. (BAAI) is the investment adviser to each of the Funds. BAAI is responsible for the overall management and supervision of the investment management of each Fund. BAAI and Nations Funds have engaged a sub-adviser -- Banc of America Capital Management, Inc. (BACAP), which is responsible for the day-to-day investment decisions for each of the Funds.

[GRAPHIC]
               You'll find more about
               BAAI and BACAP starting
               on page 17.

[GRAPHIC]

About the Funds

Nations Prime Fund                                       4
Sub-adviser: BACAP
----------------------------------------------------------
Nations Treasury Fund                                    7
Sub-adviser: BACAP
----------------------------------------------------------
Nations Government Money Market Fund                    10
Sub-adviser: BACAP
----------------------------------------------------------
Nations Tax Exempt Fund                                 13
Sub-adviser: BACAP
----------------------------------------------------------
Other important information                             16
----------------------------------------------------------
How the Funds are managed                               17

[GRAPHIC]

About your investment

Information for investors
  Buying, selling and exchanging shares                 19
  How selling and servicing agents are paid             27
  Distributions and taxes                               28
----------------------------------------------------------
Financial highlights                                    30
----------------------------------------------------------
Terms used in this prospectus                           33
----------------------------------------------------------
Where to find more information                  back cover

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 18.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

Nations Prime Fund

[GRAPHIC]

        Investment objective

        The Fund seeks the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC]

        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. These securities include primarily:

  o commercial paper

  o bank obligations

  o short-term debt securities, including instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  o short-term taxable municipal securities

  o repurchase agreements secured by first-tier securities or U.S. government obligations

 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 16 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Prime Fund has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING INFORMATION:]

1991   1992   1993   1994   1995   1996   1997   1998   1999
----   ----   ----   ----   ----   ----   ----   ----   ----
5.94%  3.42%  2.78%  3.78%  5.54%  4.99%  5.19%  5.13%  4.76%

                 *Year-to-date return as of June 30, 2000: 2.80%

 Best and worst quarterly returns during this period

  Best: 1st quarter 1991:            1.68%
  Worst: 2nd quarter 1993:           0.67%

 Average annual total return as of December 31, 1999

                                                    Since
                          1 year      5 years     inception*

  Investor A Shares        4.76%        5.12%       4.77%

 * The inception date of Investor A Shares is July 16, 1990.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(Fees paid directly from your investment)                     Investor A Shares

        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.20%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.15%
                                                                ------
        Total annual Fund operating expenses                      0.70%
        Fee waivers and/or reimbursements                        (0.05)%
                                                                ------
        Total net expenses(2)                                     0.65%
                                                                ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares       $66        $219        $385        $866

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 18.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Treasury Fund

[GRAPHIC]

        Investment objective

        The Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC]

        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. These securities include primarily:

   o U.S. Treasury obligations

   o repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations

   o obligations whose principal and interest are backed by the U.S. government

 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

   o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

   o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

   o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 16 and in the SAI.

[GRAPHIC]

        Risks and other things to consider
        Nations Treasury Fund has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]

        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING INFORMATION:]

1991   1992   1993   1994   1995   1996   1997   1998   1999
----   ----   ----   ----   ----   ----   ----   ----   ----
5.57%  3.28%  2.55%  3.62%  5.38%  4.88%  5.02%  4.93%  4.47%

              *Year-to-date return as of June 30, 2000:  2.63%

        Best and worst quarterly returns during this period

  Best: 1st quarter 1991:            1.57%
  Worst: 4th quarter 1993:           0.62%

        Average annual total return as of December 31, 1999


                                                          Since
                                1 year      5 years     inception*
  Investor A Shares              4.47%        4.93%       4.56%

        * The inception date of Investor A Shares is July 16, 1990.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(Fees paid directly from your investment)                    Investor A Shares

        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.20%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.15%
                                                                ------
        Total annual Fund operating expenses                      0.70%
        Fee waivers and/or reimbursements                        (0.05)%
                                                                ------
        Total net expenses(2)                                     0.65%
                                                                ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares       $66        $219        $385        $866

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

             You'll find more about
             BACAP on page 18.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Government Money Market Fund

[GRAPHIC]

        Investment objective

        The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

[GRAPHIC]

        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

   o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

   o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

   o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment and for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 16 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Government Money Market Fund has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury securities, which is generally free from state income tax, but may be subject to federal income, local and other taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your tax adviser to determine whether the distributions from the Fund are exempt from state income or local taxation in your own state.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING INFORMATION:]

1992   1993   1994   1995   1996   1997   1998   1999
----   ----   ----   ----   ----   ----   ----   ----
3.44%  2.60%  3.66%  5.35%  4.81%  4.96%  4.88%  4.54%

              *Year-to-date return as of June 30, 2000:  2.70%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1995:            1.35%
  Worst: 2nd quarter 1993:           0.63%

        Average annual total return as of December 31, 1999

                                                    Since
                          1 year      5 years     inception*
  Investor A Shares        4.54%        4.91%       4.56%

        * The inception date of Investor A Shares is February 11, 1991.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(Fees paid directly from your investment)                  Investor A Shares

        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.20%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.18%
                                                                ------
        Total annual Fund operating expenses                      0.73%
        Fee waivers and/or reimbursements                        (0.08)%
                                                                ------
        Total net expenses(2)                                     0.65%
                                                                ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares       $66        $225        $398        $899

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Tax-Exempt Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 18.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Tax Exempt Fund


[GRAPHIC]

        Investment objective

        The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.

[GRAPHIC]

        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. The Fund normally invests at least 80% of its assets in municipal securities, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

 The Fund may invest up to 20% of its assets in:

   o municipal securities that finance private projects, called private activity bonds

   o money market instruments, including repurchase agreements

 The Fund may also invest in instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

   o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

   o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

   o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 16 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Tax Exempt Fund has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax. Shares of Nations Tax Exempt Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.




                                    [CHART]





              *Year-to-date return as of June 30, 2000:  1.69%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1995:            0.89%
  Worst: 1st quarter 1993:           0.47%

        Average annual total return as of December 31, 1999

                                                  Since
                       1 year       5 years     inception*
  Investor A Shares     2.73%        3.07%       3.09%

        * The inception date of Investor A Shares is April 5, 1991.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(Fees paid directly from your investment)                      Investor A Shares
        Maximum sales charge (load) imposed on purchases           none
        Maximum deferred sales charge (load)                       none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.20%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.15%
                                                                ------
        Total annual Fund operating expenses                      0.70%
        Fee waivers and/or reimbursements                        (0.05)%
                                                                ------
        Total net expenses(2)                                     0.65%
                                                                ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

        This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Investor A Shares     $66        $219        $385        $866

[GRAPHIC]

         Other important information

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      o Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        o must maintain an average dollar-weighted maturity of 90 days or less

        o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a first-tier security for up to three business days

        o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier or second-tier securities

      o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

[GRAPHIC]

         How the Funds are managed

[GRAPHIC]

             Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser

 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2001. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

 Annual investment advisory fee, as a % of average daily net assets

                                         Maximum     Actual fee
                                         advisory     paid last
                                           fee       fiscal year
  Nations Prime Fund                       0.20%       0.17%
  Nations Treasury Fund                    0.20%       0.17%
  Nations Government Money Market Fund     0.20%       0.14%
  Nations Tax Exempt Fund                  0.20%       0.17%

 Investment sub-adviser

 Nations Funds and BAAI have engaged an investment sub-adviser, Banc of America Capital Management, Inc., to provide day-to-day portfolio management for the Funds. BACAP functions under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.

[GRAPHIC]

             Banc of America Capital Management, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, Inc.

 BACAP, the successor to TradeStreet Investment Associates, Inc., is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments.

 Currently managing more than $120 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                       BACAP Team
Nations Prime Fund                       Taxable Money Market Management Team
Nations Treasury Fund                    Taxable Money Market Management Team
Nations Government Money Market Fund     Taxable Money Market Management Team
Nations Tax Exempt Fund                  Tax-Exempt Money Market Management Team

[GRAPHIC]

             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers

 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

[GRAPHIC]

             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]

             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent means the company that employs your investment professional. Selling agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

[GRAPHIC]

         Buying, selling and exchanging shares

 You can invest in the Funds through your selling agent or directly through Nations Funds. You don't pay any sales charges when you buy, sell or exchange Investor A Shares.

 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

 You'll find more information about buying, selling and exchanging Investor A Shares on the pages that follow. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

                       Ways to
                      buy, sell or                How much you can buy,
                       exchange                     sell or exchange                             Other things to know
                 --------------------  ---------------------------------------- ---------------------------------------------------
Buying shares       In a lump sum       minimum initial investment:              There is no limit to the amount you can invest
                                        o $1,000 for regular accounts            in Investor A Shares.
                                        o $500 for traditional and Roth IRA
                                        accounts
                                        o $250 for certain fee-based accounts
                                        o no minimum for certain retirement
                                        plan accounts like 401(k) plans and
                                        SEP accounts, but other restrictions
                                        apply
                                        minimum additional investment:
                                        o $100 for all accounts

                    Using our           minimum initial investment:              You can buy shares monthly, twice a month or
                    Systematic          o $100                                   quarterly, using automatic transfers from your
                    Investment Plan     minimum additional investment:           bank account.
                                        o $50

Selling shares      In a lump sum       o you can sell up to $50,000 of your     We usually send you or your selling agent the
                                        shares by telephone, otherwise there     sale proceeds on the same day that we receive
                                        are no limits to the amount you can      your order.
                                        sell                                     If you paid for your shares with a check that
                                        o other restrictions may apply to        wasn't certified, we'll hold the sale proceeds
                                        withdrawals from retirement plan         when you sell those shares for at least 15 days
                                        accounts                                 after the trade date of the purchase, or until the
                                                                                 check has cleared.

                    Using our free      o minimum $250 per check                 You can write checks for free. You can only use
                    checkwriting                                                 checks to make partial withdrawals from a
                    service                                                      Fund. You can't use a check to make a full
                                                                                 withdrawal from a Fund.

                    Using our           o minimum $25 per withdrawal             Your account balance must be at least $10,000
                    Automatic                                                    to set up the plan. You can make withdrawals
                    Withdrawal Plan                                              monthly, twice a month or quarterly. We'll send
                                                                                 your money by check or deposit it directly to
                                                                                 your bank account.

Exchanging shares   In a lump sum       o minimum $1,000 per exchange            You can generally exchange Investor A Shares
                                                                                 of a Money Market Fund for Investor A Shares
                                                                                 of any other Nations Fund, except Index Funds.
                                                                                 Some exceptions apply.

                    Using our           minimum exchange per Fund:               You must already have an investment in the
                    Automatic           o $25                                    Funds into which you want to exchange. You
                    Exchange                                                     can make exchanges monthly or quarterly.
                    Feature

[GRAPHIC]

             A business day is any day that the Federal Reserve Bank of New York is open. The Money Market Funds reserve the right to close early on business days preceding national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.


             The Federal Reserve Bank of New York is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

 How shares are priced

 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  o 3:00 p.m. Eastern time each business day for each share class of Nations Prime Fund and Nations Treasury Fund

  o 12:00 noon Eastern time each business day for each share class of Nations Government Money Market Fund and Nations Tax Exempt Fund

 First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

 Valuing securities in a Fund

 The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

 How orders are processed

 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  o 3:00 p.m. Eastern time for Nations Prime Fund and Nations Treasury Fund

  o 12:00 noon Eastern time for Nations Government Money Market Fund and Nations Tax Exempt Fund

 Orders received after these times will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

 Telephone orders

 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

 Here's how telephone orders work:

     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]

        Buying shares

        Here are some general rules for buying shares:

          o We'll process your order only if we receive payment in federal funds by 4:00 p.m. Eastern time on the business day Stephens, PFPC or their agents receive the order. Otherwise, we'll cancel your order (unless the Fund closes early).

          o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

          o Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        Minimum initial investment

        The minimum initial amount you can buy is usually $1,000.

        If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

          o $500 for traditional and Roth individual retirement accounts (IRAs)


          o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

          o $100 using our for Systematic Investment Plan

          o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
            IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

        Minimum additional investment

        You can make additional purchases of as little as $100, or $50 if you use our Systematic Investment Plan.

[GRAPHIC]

               For more information
               about telephone orders,
               see page 21.

 Systematic Investment Plan

 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

 Here's how the plan works:

     o You can buy shares twice a month, monthly or quarterly.

     o You can choose to have us transfer your money on or about the 15th or the last day of the month.

     o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[GRAPHIC]

        Selling shares

        Here are some general rules for selling shares:

          o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire on the same business day that Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

          o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or wire them to your bank account on the same business day that the Fund receives your order.

          o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

          o Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions please contact your retirement plan administrator.

        We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

          o under certain other circumstances allowed under the 1940 Act

 Checkwriting service

 You can withdraw money from the Funds using our free checkwriting service. You can contact your investment professional or us to set up the service.

Here's how the service works:

     o Each check you write must be for $250 or more.

     o You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

     o Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

     o We can change or cancel the service by giving you 30 days notice in writing.

 Automatic Withdrawal Plan

 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.


Here's how the plan works:

     o Your account balance must be at least $10,000 to set up the plan.

     o If you set up the plan after you've opened your account, your signature must be guaranteed.

     o You can choose to have us transfer your money on or about the 15th or 25th of the month.

     o We'll send you a check or deposit the money directly to your bank account.

     o You can cancel the plan by giving your selling agent or us 30 days notice in writing.

 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[GRAPHIC]

             You should make sure you understand the investment objectives and policies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]

        Exchanging shares

        You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

        Exchanges are not available if you bought your Investor A Shares through a cash sweep option on your account or through a mutual fund supermarket.

        Here's how exchanges work:

          o You can exchange Investor A Shares of a Money Market Fund for Investor A Shares of any other Nations Fund, except Index Funds.

          o If you bought Investor A Shares of a Money Market Fund through a Nations Funds IRA, you can exchange these shares for Investor B Shares of any other Nations Fund, except Money Market Funds. If you received your Investor B Shares before January 1, 1996 or after July 31, 1997, a contingent deferred sales charge (CDSC) may apply when you sell your Investor B Shares. The CDSC will be based on the period from when you received the Investor B Shares until you sold them.

          o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make an exchange into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.

          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

 Automatic Exchange Feature

 The Automatic Exchange Feature lets you exchange $25 or more of Investor A Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

     o Send your request to PFPC in writing or call 1.800.321.7854.

     o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

     o You must already have an investment in the Funds you want to exchange.

     o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

     o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]

         How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

[GRAPHIC]

             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.

             The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 of the 1940 Act.

             Your selling agent may charge other fees for services provided to your account.

 Distribution (12b-1) and shareholder servicing fees

 Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under a distribution and shareholder servicing plan.

 Stephens may be reimbursed for distribution-related expenses up to an annual maximum of 0.10% of the average daily net assets of Investor A Shares of the Funds, some or all of which may be paid to selling agents.

 Servicing agents may receive a maximum annual shareholder servicing fee of up to 0.25% of the average daily net assets of Investor A Shares of the Funds.

 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

 Other compensation
 Selling and servicing agents may also receive:

   o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

   o an additional amount of up to 1.00% of the net asset value per share on all sales of Investor A Shares

   o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

 This compensation, which is not paid by the Funds, is discretionary, and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

 BAAI and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]

         Distributions and taxes

[GRAPHIC]

             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

 About distributions

 A mutual fund can make money two ways:

   o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

   o A fund can also have capital gains if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 Although the Funds do not expect to realize any capital gains, any capital gains realized by a Fund will be distributed at least once a year.

 Nations Prime Fund and Nations Treasury Fund declare distributions of net investment income at 3:00 p.m. Eastern time each business day. Nations Government Money Market Fund and Nations Tax Exempt Fund declare distributions of net investment income at 12:00 noon Eastern time each business day. The Funds pay these distributions monthly.

 The distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

 If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

[GRAPHIC]

               For more information about
               taxes, please see the SAI.

 How taxes affect your investment

 Distributions of net investment income and any excess of net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income. Corporate shareholders will not be able to exclude a portion of these distributions from their taxable income.

 Although the Funds do not expect to realize any capital gains, any distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Nations Tax Exempt Fund

 In general, you will not be subject to federal income tax on distributions by Nations Tax Exempt Fund of its tax-exempt interest income. These distributions, however, may be subject to state or local tax. A portion of these distributions may also be subject to the federal alternative minimum tax.

 Although the Fund does not intend to earn any taxable income or capital gains, any distributions of taxable income or capital gains generally are subject to tax.

 Withholding tax

 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

   o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

   o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

   o the IRS informs us that you're otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Taxation of redemptions and exchanges

 As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[GRAPHIC]

         Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

 This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Prime Fund                For a Share outstanding throughout each period


                                           Year ended          Year ended
Investor A Shares                           03/31/00            03/31/99
Operating performance:
Net asset value, beginning of period        $ 1.00              $ 1.00
Net investment income                        0.0487              0.0486
Distributions:
Dividends from net investment income        (0.0487)            (0.0486)
Total dividends and distributions           (0.0487)            (0.0486)
Net asset value, end of period              $ 1.00              $ 1.00
Total return++                                4.98%               4.91%
=========================================== =========           =========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $589,804            $695,703
Ratio of operating expenses to average net
  assets                                        0.65%(b)            0.65%(b)
 Ratio of net investment income to average
  net assets                                    4.86%               4.86%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                0.70%(b)            0.69%(b)

Investor A Shares                              Year ended      Year ended     Period ended    Year ended
                                                03/31/98        03/31/97      03/31/96(a)      05/31/95
Operating performance:
Net asset value, beginning of period          $    1.00       $    1.00       $   1.00       $  1.00
Net investment income                             0.0512          0.0485         0.0438        0.0475
Distributions:
Dividends from net investment income            (0.0512)        (0.0485)       (0.0438)      (0.0475)
Total dividends and distributions               (0.0512)        (0.0485)       (0.0438)      (0.0475)
Net asset value, end of period                $    1.00       $    1.00       $   1.00       $  1.00
Total return++                                     5.24%           4.96%          4.48%         4.85%
===========================================   ==========      ==========      =========      ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)          $1,706,692      $1,157,724      $1,099,490     $698,358
Ratio of operating expenses to average net
  assets                                            0.65%           0.65%           0.65%+       0.75%
Ratio of net investment income to average
  net assets                                        5.13%           4.86%           5.27%+       4.78%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                    0.70%           0.70%           0.72%+       0.83%

                           +   Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           (a) Fiscal year end changed to March 31. Prior to
                               this, the fiscal year end was May 31.

                           (b) The effect of the custodial expense offset on the
                               operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


Nations Treasury Fund             For a Share outstanding throughout each period

                                           Year ended          Year ended
Investor A Shares                           03/31/00            03/31/99
Operating performance:
Net asset value, beginning of period        $ 1.00              $ 1.00
Net investment income                        0.0458              0.0464
Distributions:
Dividends from net investment income        (0.0458)            (0.0464)
Total dividends and distributions           (0.0458)            (0.0464)
Net asset value, end of period              $ 1.00              $ 1.00
Total return++                                4.68%               4.74%
=========================================== ==========          ==========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $1,044,726          $1,176,233
Ratio of operating expenses to average net
  assets                                          0.65%(b)            0.65%(b)
Ratio of net investment income to average
  net assets                                      4.55%               4.66%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  0.70%(b)            0.70%(b)

Investor A Shares                              Year ended     Year ended    Period ended    Year ended
                                                03/31/98       03/31/97     03/31/96(a)      05/31/95
Operating performance:
Net asset value, beginning of period          $    1.00      $  1.00      $ 1.00          $  1.00
Net investment income                             0.0496       0.0474      0.0429           0.0457
Distributions:
Dividends from net investment income            (0.0496)     (0.0474)     (0.0429)#       (0.0457)#
Total dividends and distributions               (0.0496)     (0.0474)     (0.0429)        (0.0457)
Net asset value, end of period                $    1.00      $  1.00      $ 1.00          $  1.00
Total return++                                     5.06%        4.85%       4.36%            4.65%
===========================================   ==========     ========     =========       =========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)          $1,361,214     $719,199     $89,584         $107,475
Ratio of operating expenses to average net
  assets                                            0.65%        0.65%       0.65%+           0.67%
Ratio of net investment income to average
  net assets                                        4.96%        4.74%       5.17%+           4.62%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                    0.70%        0.70%       0.72%+           0.72%

                           +   Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Amount includes distributions from net realized gains of less than $0.0001 per share.

                           (a) Fiscal year end changed to March 31. Prior to
                               this, the fiscal year end was May 31.

                           (b) The effect of the custodial expense offset on the
                               operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Money
Market Fund                       For a Share outstanding throughout each period

                                           Year ended          Year ended
Investor A Shares                           03/31/00            03/31/99
Operating performance:
Net asset value, beginning of period        $ 1.00              $ 1.00
Net investment income                        0.0465              0.0462
Distributions:
Dividends from net investment income        (0.0465)            (0.0462)
Total dividends and distributions           (0.0465)            (0.0462)
Net asset value, end of period              $ 1.00              $ 1.00
Total return++                                4.75%               4.72%
=========================================== ========            ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $16,002             $13,924
Ratio of operating expenses to average net
  assets                                       0.65%(b)            0.65%(b)
Ratio of net investment income to average
  net assets                                   4.71%               4.62%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                               0.79%(b)            0.93%(b)

Investor A Shares                             Year ended    Year ended    Period ended    Year ended
                                               03/31/98      03/31/97     03/31/96(a)      11/30/95
Operating performance:
Net asset value, beginning of period        $ 1.00        $ 1.00        $ 1.00          $ 1.00
Net investment income                        0.0489        0.0468        0.0162          0.0522
Distributions:
Dividends from net investment income        (0.0489)      (0.0468)      (0.0162)        (0.0522)
Total dividends and distributions           (0.0489)      (0.0468)      (0.0162)        (0.0522)
Net asset value, end of period              $ 1.00        $ 1.00        $ 1.00          $ 1.00
Total return++                                5.01%         4.80%         1.62%           5.34%
=========================================== ========      ========      ========        ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $23,806       $18,717       $48,742         $26,175
Ratio of operating expenses to average net
  assets                                       0.65%         0.65%         0.65%+          0.65%
Ratio of net investment income to average
  net assets                                   4.90%         4.68%         4.85%+          5.23%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                               0.94%         0.92%         0.94%+          0.92%

                           +   Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           (a) Fiscal year end changed to March 31. Prior to
                               this, the fiscal year end was November 30.

                           (b) The effect of the custodial expense offset on the
                               operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Tax Exempt Fund           For a Share outstanding throughout each period

                                          Year ended     Year ended
Investor A Shares                          03/31/00       03/31/99
Operating performance:
Net asset value, beginning of period        $ 1.00        $ 1.00
Net investment income                        0.0286        0.0278
Distributions:
Dividends from net investment income        (0.0286)      (0.0278)
Total dividends and distributions           (0.0286)      (0.0278)
Net asset value, end of period              $ 1.00        $ 1.00
Total return++                                2.90%         2.81%
=========================================== ========      ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $43,934       $53,693
Ratio of operating expenses to average net
  assets                                       0.65%         0.65%(b)
Ratio of net investment income to average
  net assets                                   2.85%         2.76%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                               0.77%         0.90%(b)

Investor A Shares                          Year ended           Year ended   Period ended     Year ended
                                            03/31/98             03/31/97     03/31/96(a)      11/30/95
Operating performance:
Net asset value, beginning of period        $ 1.00               $  1.00      $ 1.00           $  1.00
Net investment income                        0.0316                0.0300      0.0104            0.0335
Distributions:
Dividends from net investment income        (0.0316)             (0.0300)     (0.0104)         (0.0335)
Total dividends and distributions           (0.0316)             (0.0300)     (0.0104)         (0.0335)
Net asset value, end of period              $ 1.00               $  1.00      $ 1.00           $  1.00
Total return++                                3.20%                 3.04%       1.04%             3.40%
=========================================== =========            ========     =========        ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $171,786             $145,337     $128,414         $126,207
Ratio of operating expenses to average net
  assets                                        0.58%(b)             0.55%        0.55%+           0.55%
Ratio of net investment income to average
  net assets                                    3.15%                3.00%        3.10%+           3.37%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                0.84%(b)             0.80%        0.83%+           0.82%

                           +   Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           (a) Fiscal year end changed to March 31. Prior to
                               this, the fiscal year end was November 30.

                           (b) The effect of interest expense on the operating
                               expense ratio was less than 0.01%.

[GRAPHIC]

             This glossary includes explanations of the important terms that may be used in this Prospectus. Some of the terms explained may apply to Nations Funds not included in this Prospectus.

[GRAPHIC]

          Terms used in this prospectus

 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Commercial paper - a money market instrument issued by a large company.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 First-tier security - according to Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Directors/Trustees. Please see the SAI for more information about credit ratings.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large affect on the fund.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.


 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Settlement date - the date on which an order is settled either by payment or delivery of securities.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

[GRAPHIC]

         Where to find more information

 You'll find more information about the money market funds in the following documents:

        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]

        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.321.7854

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
Nations Fund Trust, 811-04305
Nations Fund, Inc., 811-04614

MMPROIA-8/00

[GRAPHIC]

[GRAPHIC]

Money

Market Funds
Prospectus  --  Primary A Shares
August 1, 2000

Nations
Prime Fund

Nations
Treasury Fund

Nations Government Money Market Fund

Nations
Tax Exempt Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-------------------------
    Not FDIC Insured
-------------------------
     May Lose Value
-------------------------
   No Bank Guarantee
-------------------------

[NATIONS FUNDS LOGO APPEARS HERE]

An overview of the Funds
--------------------------------------------------------------------------------



[GRAPHIC]

             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


[GRAPHIC]

             You'll find Terms used in
             this prospectus on page 28.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about some Nations Funds Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 This prospectus offers Primary A Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts for which they act as a fiduciary, agent or custodian. Please turn to page 20 for more information about who is eligible to buy this class of shares.

 About the Funds
 The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

 Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

 Are these Funds right for you?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Money Market Funds may be suitable for you if:

  o you're looking for a relatively low risk investment with stability of principal

  o you have short-term income needs

 They may not be suitable for you if:

  o you're looking for higher returns

  o you're more comfortable with bank deposits that are FDIC-insured

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

 For more information
 If you have any questions about the Funds, please call us at 1.800.765.2668 or contact your financial institution.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------



[GRAPHIC]

             Banc of America Advisors, Inc.

             Banc of America Advisors, Inc. (BAAI) is the investment adviser to each of the Funds. BAAI is responsible for the overall management and supervision of the investment management of each Fund. BAAI and Nations Funds have engaged a sub-adviser -- Banc of America Capital Management, Inc. (BACAP), which is responsible for the day-to-day investment decisions for each of the Funds.


[GRAPHIC]


             You'll find more about
             BAAI and BACAP
             starting on page 18.


[GRAPHIC]




About the Funds
Nations Prime Fund                                   4
Sub-adviser: BACAP
------------------------------------------------------
Nations Treasury Fund                                7
Sub-adviser: BACAP
------------------------------------------------------
Nations Government Money Market Fund                10
Sub-adviser: BACAP
------------------------------------------------------
Nations Tax Exempt Fund                             13
Sub-adviser: BACAP
------------------------------------------------------
Other important information                         17
------------------------------------------------------
How the Funds are managed                           18



[GRAPHIC]

About your investment
Information for investors
  Buying, selling and exchanging shares             20
  Distributions and taxes                           23
------------------------------------------------------
Financial highlights                                25
------------------------------------------------------
Terms used in this prospectus                       28
------------------------------------------------------
Where to find more information              back cover

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
             You'll find more about
             BACAP on page 19.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Prime Fund

[GRAPHIC]

        Investment objective

        The Fund seeks the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC]

        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. These securities include primarily:
  o commercial paper
  o bank obligations
  o short-term debt securities, including instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers
  o short-term taxable municipal securities
  o repurchase agreements secured by first-tier securities or U.S. government obligations

 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 17 and in the SAI.

[GRAPHIC]

     Risks and other things to consider

     Nations Prime Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]

        Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

        Call us at 1.800.765.2668 or contact your financial adviser for the Fund's current 7-day yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]


8.38%   6.32%   3.79%   3.14%   4.19%   5.96%   5.37%   5.55%   5.50%   5.13%
1990    1991    1992    1993    1994    1995    1996    1997    1998    1999

        * Year-to-date return as of June 30, 2000:  2.97%


        Best and worst quarterly returns during this period

        Best: 2nd quarter 1990:                               2.06%
        Worst: 3rd quarter 1994 and 1st quarter 1995:         0.77%

        Average annual total return as of December 31, 1999

                         1 year      5 years     10 years
  Primary A Shares     5.13%        5.50%       5.32%

[GRAPHIC]

        There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

        Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]


        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees
(Fees paid directly from your investment)                     Primary A Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none
        Annual Fund operating expenses1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.20%
        Other expenses                                         0.15%
                                                             ------
        Total annual Fund operating expenses                   0.35%
        Fee waivers and/or reimbursements                     (0.05)%
                                                             ------
        Total net expenses2                                    0.30%
                                                             ======

        1The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        2The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares        $31        $107        $191        $438

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
             You'll find more about
             BACAP on page 19.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.
[GRAPHIC]

             First-tier securities



             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.


     Nations Treasury Fund

[GRAPHIC]

        Investment objective

        The Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC]

        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 The Fund will only buy first-tier securities. These securities include primarily:

  o U.S. Treasury obligations

  o repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations

  o obligations whose principal and interest are backed by the U.S. government

 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

     You'll find more about
     other risks of investing in
     this Fund starting on
     page 17 and in the SAI.

[GRAPHIC]

   Risks and other things to consider

   Nations Treasury Fund has the following risks:

   o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

   o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]

    Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


    Call us at 1.800.765.2668 or contact your financial adviser for the Fund's current 7-day yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]


8.18%   5.95%   3.64%   2.89%   3.98%   5.77%   5.23%   5.39%   5.30%   4.84%
1990    1991    1992    1993    1994    1995    1996    1997    1998    1999

              * Year-to-date return as of June 30, 2000:  2.80%

        Best and worst quarterly returns during this period


        Best: 2nd and 3rd quarter 1990:           2.01%
        Worst: 2nd, 3rd and 4th quarter 1993:     0.71%

        Average annual total return as of December 31, 1999

                         1 year      5 years     10 years
  Primary A Shares     4.84%        5.30%       5.11%

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees
(Fees paid directly from your investment)                     Primary A Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none
        Annual Fund operating expenses1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.20%
        Other expenses                                         0.15%
                                                             ------
        Total annual Fund operating expenses                   0.35%
        Fee waivers and/or reimbursements                     (0.05)%
                                                             ------
        Total net expenses2                                    0.30%
                                                             ======

        1The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        2The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

       Example
       This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

       This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year     3 years     5 years     10 years
  Primary A Shares     $31        $107        $191        $438

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

             You'll find more about
             BACAP on page 19.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.
[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Government Money Market Fund

[GRAPHIC]

        Investment objective

        The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

[GRAPHIC]

        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 17 and in the SAI.
[GRAPHIC]

        Risks and other things to consider

        Nations Government Money Market Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

     o Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury securities, which is generally free from state income tax, but may be subject to federal income, local and other taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your tax adviser to determine whether the distributions from the Fund are exempt from state income or local taxation in your own state.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.765.2668 or contact your financial adviser for the Fund's current 7-day yield.


[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]


5.69%   3.47%   2.96%   4.04%   5.74%   5.19%   5.33%   5.25%   4.90%
1991    1992    1993    1994    1995    1996    1997    1998    1999

              * Year-to-date return as of June 30, 2000:  2.88%

        Best and worst quarterly returns during this period

        Best: 1st quarter 1991:              1.56%
        Worst: 1st and 2nd quarter 1993:     0.72%

        Average annual total return as of December 31, 1999

                                                   Since
                         1 year      5 years     inception*
  Primary A Shares     4.90%        5.28%       4.75%

        *The inception date of Primary A Shares is December 3, 1990.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(Fees paid directly from your investment)                     Primary A Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none
        Annual Fund operating expenses1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.20%
        Other expenses                                         0.18%
                                                             ------
        Total annual Fund operating expenses                   0.38%
        Fee waivers and/or reimbursements                     (0.08)%
                                                             ------
        Total net expenses2                                    0.30%
                                                             ======

        1The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        2The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

      Example
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $31        $114        $205        $473

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Tax-Exempt Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 19.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.
[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Tax Exempt Fund

[GRAPHIC]

        Investment objective

        The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.


[GRAPHIC]

        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. The Fund normally invests at least 80% of its assets in municipal securities, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

  The Fund may invest up to 20% of its assets in:

  o municipal securities that finance private projects, called private activity bonds

  o money market instruments, including repurchase agreements

 The Fund may also invest in instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund starting on
               page 17 and in the SAI.

[GRAPHIC]

     Risks and other things to consider

     Nations Tax Exempt Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

     o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax. Shares of Nations Tax Exempt Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.765.2668 or contact your financial adviser for the Fund's current 7-day yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]


5.63%   4.15%   2.58%   2.24%   2.71%   3.71%   3.31%   3.49%   3.29%   3.09%
1990    1991    1992    1993    1994    1995    1996    1997    1998    1999

              * Year-to-date return as of June 30, 2000:  1.87%

        Best and worst quarterly returns during this period

        Best: 2nd and 4th quarter 1990:     1.41%
        Worst: 1st quarter 1993:            0.53%

        Average annual total return as of December 31, 1999

                         1 year      5 years     10 years
  Primary A Shares     3.09%        3.38%       3.42%

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees
(Fees paid directly from your investment)                     Primary A Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.20%
        Other expenses                                         0.15%
                                                             ------
        Total annual Fund operating expenses                   0.35%
        Fee waivers and/or reimbursements                     (0.05)%
                                                             ------
        Total net expenses(2)                                  0.30%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

      Example
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $31        $107        $191        $438

[GRAPHIC]

         Other important information
 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

     o Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

      o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

      o must maintain an average dollar-weighted maturity of 90 days or less

      o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a first-tier security for up to three business days

      o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier or second-tier securities


     o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

[GRAPHIC]

         How the Funds are managed

[GRAPHIC]
             Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2001. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

 Annual investment advisory fee, as a % of average daily net assets

                                            Maximum     Actual fee
                                            advisory     paid last
                                              fee       fiscal year
  Nations Prime Fund                       0.20%       0.17%
  Nations Treasury Fund                    0.20%       0.17%
  Nations Government Money Market Fund     0.20%       0.14%
  Nations Tax Exempt Fund                  0.20%       0.17%

 Investment sub-adviser
 Nations Funds and BAAI have engaged an investment sub-adviser, Banc of America Capital Management, Inc., to provide day-to-day portfolio management for the Funds. BACAP functions under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.


[GRAPHIC]

             Banc of America
             Capital Management, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, Inc.
 BACAP, the successor to TradeStreet Investment Associates, Inc., is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments.

 Currently managing more than $120 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                       BACAP Team
  Nations Prime Fund                       Taxable Money Market Management Team
  Nations Treasury Fund                    Taxable Money Market Management Team
  Nations Government Money Market Fund     Taxable Money Market Management Team
  Nations Tax Exempt Fund                  Tax-Exempt Money Market Management Team

[GRAPHIC]

             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

 BAAI and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]

             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

[GRAPHIC]

         Buying, selling and exchanging shares

 This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

 o Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

  o Bank of America and certain of its affiliates

  o certain other financial institutions and intermediaries, including financial planners and investment advisers

  o institutional investors

  o charitable foundations

  o endowments

  o other funds in the Nations Funds Family

 o The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

 o There is no minimum amount for additional investments.


 o There are no sales charges for buying, selling or exchanging these shares.

 You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.765.2668 if you have any questions, or you need help placing an order.

[GRAPHIC]

             A business day is any day that the Federal Reserve Bank of New York is open. The Money Market Funds reserve the right to close early on business days preceding national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.

             The Federal Reserve Bank of New York is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  o 3:00 p.m. Eastern time each business day for each share class of Nations Prime Fund and Nations Treasury Fund

  o 12:00 noon Eastern time each business day for each share class of Nations Government Money Market Fund and Nations Tax Exempt Fund

 First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.


 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.


 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  o 3:00 p.m. Eastern time for Nations Prime Fund and Nations Treasury Fund

  o 12:00 noon Eastern time for Nations Government Money Market Fund and Nations Tax Exempt Fund

 Orders received after these times will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.


[GRAPHIC]

        Buying shares

        Here are some general rules for buying shares:
          o Investors buy Primary A Shares at net asset value per share.
          o If we don't receive payment by 4:00 p.m. Eastern time on the business day Stephens, PFPC or their agents receive the order (unless the Fund closes early), we'll refuse the order. We'll return any payment received for orders that we refuse.
          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time. Telephone orders may be difficult to complete during periods of significant economic or market change.

          o Shares purchased are recorded on the books of the Fund. We don't issue certificates.
          o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[GRAPHIC]

        Selling shares

        Here are some general rules for selling shares:

          o We normally send the sale proceeds by federal funds wire on the same business day that Stephens, PFPC or their agents receive the order.

          o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

          o Under certain circumstances allowed under the 1940 Act, we can pay investors in securities or other property when they sell shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions please contact your retirement plan administrator.

        We may sell shares:

          o if the value of an investor's account falls below $500. We'll provide 60 days notice in writing if we're going to do this

          o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients

          o under certain other circumstances allowed under the 1940 Act

[GRAPHIC]
             You should make sure you understand the investment objectives and policies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]

        Exchanging shares

        Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.

        Here's how exchanges work:
          o Investors can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund.
          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.
          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.
          o Exchanges can generally only be made into a Fund that is accepting investments.
          o We may limit the number of exchanges that can be made within a specified period of time.
          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (currently 60 days for a material change or cancellation).

[GRAPHIC]

         Distributions and taxes

[GRAPHIC]

             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however that you'll earn more money if you reinvest your distributions.

 About distributions
 A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  o A fund can also have capital gains if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 Although the Funds do not expect to realize any capital gains, any capital gains realized by a Fund will be distributed at least once a year.

 Nations Prime Fund and Nations Treasury Fund declare distributions of net investment income at 3:00 p.m. Eastern time each business day. Nations Government Money Market Fund and Nations Tax Exempt Fund declare distributions of net investment income at 12:00 noon Eastern time each business day. The Funds pay these distributions monthly.

 The distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.765.2668.

 If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.


[GRAPHIC]

               For more information about
               taxes, please see the SAI.

 How taxes affect your investment
 Distributions of net investment income and any excess of net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income. Corporate shareholders will not be able to exclude a portion of these distributions from their taxable income.

 Although the Funds do not expect to realize any capital gains, any distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Nations Tax Exempt Fund
 In general, you will not be subject to federal income tax on distributions by Nations Tax Exempt Fund of its tax-exempt interest income. These distributions, however, may be subject to state or local tax. A portion of these distributions may also be subject to the federal alternative minimum tax.

 Although the Fund does not intend to earn any taxable income or capital gains, any distributions of taxable income or capital gains generally are subject to tax.

 Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o the IRS informs us that you're otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Taxation of redemptions and exchanges
 As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[GRAPHIC]

         Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

 This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Prime Fund         For a Share outstanding throughout each period


                                                Year ended          Year ended
Primary A Shares                                 03/31/00             03/31/99
 Operating performance:
Net asset value, beginning of period             $ 1.00              $ 1.00
Net investment income                             0.0522              0.0521
 Distributions:
Dividends from net investment income             (0.0522)            (0.0521)
Total dividends and distributions                (0.0522)            (0.0521)
 Net asset value, end of period                  $ 1.00              $ 1.00
Total return++                                    5.34  %             5.34  %
===============================================================================
 Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)             $2,742,001          $3,153,372
Ratio of operating expenses to average net
 assets                                           0.30  %(b)          0.30  %(b)
 Ratio of net investment income to average net
 assets                                           5.21  %             5.21  %
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   0.35  %(b)          0.34  %(b)



Primary A Shares                                   Year ended      Year ended     Period ended     Year ended
                                                    03/31/98        03/31/97      03/31/96(a)       05/31/95
 Operating performance:
Net asset value, beginning of period               $    1.00       $    1.00       $   1.00        $    1.00
Net investment income                                  0.0547          0.0520         0.0468           0.0519
 Distributions:
Dividends from net investment income                 (0.0547)        (0.0520)       (0.0468)         (0.0519)
Total dividends and distributions                    (0.0547)        (0.0520)       (0.0468)         (0.0519)
 Net asset value, end of period                    $    1.00       $    1.00       $   1.00        $    1.00
Total return++                                         5.61  %         5.34  %        4.79  %          5.32  %
=============================================================================================================
 Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)               $2,852,555      $2,533,688      $2,472,469      $2,873,096
Ratio of operating expenses to average net
 assets                                                0.30  %         0.30  %        0.30  %+         0.30  %
 Ratio of net investment income to average net
 assets                                                5.48  %         5.21  %        5.62  %+         5.23  %
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                        0.35  %         0.35  %        0.37  %+         0.38  %

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



Nations Treasury Fund      For a Share outstanding throughout each period

                                                Year ended          Year ended
Primary A Shares                                 03/31/00            03/31/99
 Operating performance:
Net asset value, beginning of period              $ 1.00              $ 1.00
Net investment income                              0.0493              0.0499
 Distributions:
Dividends from net investment income              (0.0493)            (0.0499)
Total dividends and distributions                 (0.0493)            (0.0499)
 Net asset value, end of period                   $ 1.00              $ 1.00
Total return++                                     5.04  %             5.10  %
===============================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $503,511            $766,456
Ratio of operating expenses to average net
 assets                                            0.30  %(b)          0.30  %(b)
 Ratio of net investment income to average net
 assets                                            4.90  %             5.01  %
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    0.35  %(b)          0.35  %(b)



Primary A Shares                                  Year ended      Year ended  Period ended       Year ended
                                                   03/31/98        03/31/97   03/31/96(a)          05/31/95
 Operating performance:
Net asset value, beginning of period               $  1.00        $    1.00     $ 1.00            $    1.00
Net investment income                                0.0531           0.0509     0.0458               0.0494
 Distributions:
Dividends from net investment income               (0.0531)         (0.0509)    (0.0458)#           (0.0494)#
Total dividends and distributions                  (0.0531)         (0.0509)    (0.0458)            (0.0494)
 Net asset value, end of period                    $  1.00        $    1.00     $ 1.00            $    1.00
Total return++                                       5.43  %          5.22  %    4.67  %              5.05  %
============================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $615,185       $1,345,585    $821,030          $2,896,868
Ratio of operating expenses to average net
 assets                                              0.30  %          0.30  %    0.30  %+             0.30  %
 Ratio of net investment income to average net
 assets                                              5.31  %          5.09  %    5.52  %+             4.99  %
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      0.35  %          0.35  %    0.37  %+             0.35  %

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions from net realized gains of less than $0.0001 per share.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Money
Market Fund                For a Share outstanding throughout each period


                                                   Year                Year
                                                   ended               ended
Primary A Shares                                  03/31/00            03/31/99
 Operating performance:
Net asset value, beginning of period              $ 1.00              $ 1.00
Net investment income                              0.0501              0.0497
 Distributions:
Dividends from net investment income              (0.0501)            (0.0497)
Total dividends and distributions                 (0.0501)            (0.0497)
 Net asset value, end of period                   $ 1.00              $ 1.00
Total return++                                     5.12  %             5.08  %
===============================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $270,879            $275,677
Ratio of operating expenses to average net
 assets                                            0.30  %(b)          0.30  %(b)
 Ratio of net investment income to average net
 assets                                            5.06  %             4.97  %
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    0.44  %(b)          0.58  %(b)



                                                     Year          Year        Period          Year
Primary A Shares                                    ended         ended         ended          ended
                                                   03/31/98      03/31/97     03/31/96(a)     11/30/95
 Operating performance:
Net asset value, beginning of period               $  1.00       $  1.00      $ 1.00           $  1.00
Net investment income                                0.0524        0.0503      0.0173            0.0558
 Distributions:
Dividends from net investment income               (0.0524)      (0.0503)     (0.0173)         (0.0558)
Total dividends and distributions                  (0.0524)      (0.0503)     (0.0173)         (0.0558)
 Net asset value, end of period                    $  1.00       $  1.00      $ 1.00           $  1.00
Total return++                                       5.39  %       5.18  %     1.74  %           5.72  %
=======================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $217,506      $299,395     $336,771         $332,895
Ratio of operating expenses to average net
 assets                                              0.30  %       0.30  %     0.30  %+          0.30  %
 Ratio of net investment income to average net
 assets                                              5.25  %       5.03  %     5.20  %+          5.58  %
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      0.59  %       0.57  %     0.59  %+          0.57  %

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.




Nations Tax Exempt Fund    For a Share outstanding throughout each period

                                                   Year ended   Year ended
Primary A Shares                                    03/31/00     03/31/99
 Operating performance:
Net asset value, beginning of period                $    1.00     $ 1.00
Net investment income                                   0.0321     0.0312
 Distributions:
Dividends from net investment income                  (0.0321)    (0.0312)
Total dividends and distributions                     (0.0321)    (0.0312)
 Net asset value, end of period                     $    1.00     $ 1.00
Total return++                                          3.26  %    3.17  %
============================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $2,037,742    $2,132,148
Ratio of operating expenses to average net
 assets                                                 0.30  %    0.30  %(b)
 Ratio of net investment income to average net
 assets                                                 3.20  %    3.11  %
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                         0.42  %    0.55  %(b)



Primary A Shares                                Year ended              Year ended     Period ended    Year ended
                                                 03/31/98                03/31/97      03/31/96(a)      11/30/95
 Operating performance:
Net asset value, beginning of period              $ 1.00                $    1.00       $   1.00       $  1.00
Net investment income                              0.0345                   0.0324         0.0112        0.0361
 Distributions:
Dividends from net investment income              (0.0345)                (0.0324)       (0.0112)      (0.0361)
Total dividends and distributions                 (0.0345)                (0.0324)       (0.0112)      (0.0361)
 Net asset value, end of period                   $ 1.00                $    1.00       $   1.00       $  1.00
Total return++                                     3.48  %                  3.29  %        1.12  %       3.68  %
===============================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $2,001,083            $1,184,313      $1,078,764     $905,125
Ratio of operating expenses to average net
 assets                                            0.30  %(b)               0.30  %        0.30  %+      0.30  %
 Ratio of net investment income to average net
 assets                                            3.43  %                  3.25  %        3.35  %+      3.62  %
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    0.56  %(b)               0.55  %        0.58  %+      0.57  %

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]

             This glossary includes explanations of the important terms that may be used in this Prospectus. Some of the terms explained may apply to Nations Funds not included in this Prospectus.

[GRAPHIC]

 Terms used in this prospectus

 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Commercial paper - a money market instrument issued by a large company.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Directors/Trustees. Please see the SAI for more information about credit ratings.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large affect on the fund.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 Pass-through certificate - Securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Settlement date - the date on which an order is settled either by payment or delivery of securities.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

[GRAPHIC]

       Where to find more information

 You'll find more information about the Money Market Funds in the following documents:

        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]

        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.765.2668

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
Nations Fund Trust, 811-04305
Nations Fund, Inc., 811-04614


MMPROPA-8/00

[Nations Fund Logo]

                       Statement of Additional Information


                     NATIONS FUND, INC.                                             NATIONS FUND TRUST
                     Nations Prime Fund                                    Nations Government Money Market Fund
                    Nations Treasury Fund                                        Nations Tax Exempt Fund
                 Nations Equity Income Fund                                         Nations Value Fund
             Nations Government Securities Fund                                Nations Capital Growth Fund
              Nations International Growth Fund                                 Nations MidCap Growth Fund
                 Nations Small Company Fund                                    Nations LargeCap Index Fund
              Nations U.S. Government Bond Fund                                 Nations Managed Index Fund
                                                                               Nations SmallCap Index Fund
                      NATIONS RESERVES                                        Nations Aggressive Growth Fund
                    Nations Cash Reserves                                     Nations Strategic Growth Fund
                Nations Money Market Reserves                                  Nations Balanced Assets Fund
                  Nations Treasury Reserves                             Nations Short-Intermediate Government Fund
                 Nations Government Reserves                                  Nations Short-Term Income Fund
                 Nations Municipal Reserves                                   Nations Strategic Income Fund
           Nations California Tax-Exempt Reserves                           Nations Investment Grade Bond Fund
                Nations Asset Allocation Fund                                 Nations Municipal Income Fund
             Nations Convertible Securities Fund                         Nations Short-Term Municipal Income Fund
                Nations Emerging Markets Fund                            Nations Intermediate Municipal Bond Fund
            Nations Marsico Growth & Income Fund                     Nations Florida Intermediate Municipal Bond Fund
            Nations Marsico Focused Equities Fund                          Nations Florida Municipal Bond Fund
           Nations California Municipal Bond Fund                    Nations Georgia Intermediate Municipal Bond Fund
               Nations Intermediate Bond Fund                              Nations Georgia Municipal Bond Fund
              Nations International Equity Fund                     Nations Maryland Intermediate Municipal Bond Fund
              Nations International Value Fund                             Nations Maryland Municipal Bond Fund
                   Nations Blue Chip Fund                        Nations North Carolina Intermediate Municipal Bond Fund
                                                                        Nations North Carolina Municipal Bond Fund
                     NATIONS FUNDS TRUST                         Nations South Carolina Intermediate Municipal Bond Fund
                Nations High Yield Bond Fund                            Nations South Carolina Municipal Bond Fund
            Nations Kansas Municipal Income Fund                    Nations Tennessee Intermediate Municipal Bond Fund
                  Nations MidCap Index Fund                               Nations Tennessee Municipal Bond Fund
              Nations Marsico 21st Century Fund                       Nations Texas Intermediate Municipal Bond Fund
      Nations Marsico International Opportunities Fund                      Nations Texas Municipal Bond Fund
                                                                    Nations Virginia Intermediate Municipal Bond Fund
                                                                           Nations Virginia Municipal Bond Fund


Capital, Adviser, Liquidity, Market, Investor, Service, Daily, Trust, Investor A,
          Investor B, Investor C, Primary A, Primary B, Marsico Shares
                                 August 1, 2000


         This Statement of Additional Information ("SAI") provides supplementary information pertaining to the classes of shares representing interests in the above listed sixty-two investment portfolios of Nations Fund, Inc., Nations Reserves, Nations Funds Trust, and Nations Fund Trust (individually, a "Fund" and collectively, the "Funds"). This SAI is not a prospectus, and should be read only in conjunction with the current prospectuses for the aforementioned Funds related to the class or series of shares in which one is interested, dated August 1, 2000, (each a "Prospectus"). Copies of the Prospectuses may be obtained without charge by writing Nations Funds c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at (800) 321-7854.

                                TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----

HISTORY OF NATIONS FUND TRUST, NATIONS FUND, INC.,
NATIONS RESERVES, AND NATIONS FUNDS TRUST....................................................       1

DESCRIPTION OF THE COMPANIES AND THE INVESTMENTS AND RISKS
OF THEIR FUNDS ..............................................................................       1
       General...............................................................................       1
       Investment Limitations ...............................................................       4
       NR Funds' Fundamental Policy Restrictions.............................................       4
       NR Funds' Non-Fundamental Policy Restrictions.........................................      10
       NFT and NFI Funds' Fundamental Policy Restrictions....................................      11
       NFT and NFI Funds' Non-Fundamental Policy Restrictions................................      13
       Permissible Fund Investments..........................................................      14
       Asset-Backed Securities...............................................................      20
       Borrowings............................................................................      24
       Commercial Instruments................................................................      24
       Combined Transactions.................................................................      25
       Convertible Securities................................................................      25
       Corporate Debt Securities.............................................................      26
       Custodial Receipts....................................................................      26
       Currency Swaps........................................................................      27
       Delayed Delivery Transactions.........................................................      27
       Dollar Roll Transactions .............................................................      27
       Equity Swap Contracts ................................................................      28
       Foreign Currency Transactions ........................................................      28
       Futures, Options and Other Derivative Instruments.....................................      30
       Guaranteed Investment Contracts.......................................................      43
       Insured Municipal Securities .........................................................      44
       Interest Rate Transactions ...........................................................      44
       Lower Rated Debt Securities...........................................................      45
       Municipal Securities .................................................................      46
       Options on Currencies.................................................................      73
       Other Investment Companies............................................................      73
       Participation Interests and Company Receipts..........................................      73
       Real Estate Investment Trusts.........................................................      74
       Repurchase Agreements ................................................................      74
       Reverse Repurchase Agreements ........................................................      74
       Securities Lending....................................................................      75
       Short Sales...........................................................................      75
       Special Situations....................................................................      75
       Standard & Poor's Depositary Receipts.................................................      75
       Stand-by Commitments .................................................................      76
       Stripped Securities...................................................................      76
       U.S. and Foreign Bank Obligations.....................................................      77
       U.S. Government Obligations...........................................................      77
       Use of Segregated and Other Special Accounts..........................................      78
       Variable and Floating Rate Instruments ...............................................      78
       Warrants..............................................................................      79
       When-Issued Purchases and Forward Commitments  .......................................      79
       Portfolio Turnover....................................................................      80
       Investment Risks and Considerations...................................................      80


MANAGEMENT OF THE COMPANIES..................................................................      81
       Nations Funds Retirement Plan.........................................................      85
       Nations Funds Deferred Compensation Plan..............................................      85
       Shareholder and Trustee Liability.....................................................      86

INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY, OTHER SERVICE PROVIDERS, SHAREHOLDER SERVICING AND
DISTRIBUTION AGREEMENTS .....................................................................      87
       Investment Adviser and Sub-Advisers...................................................      87
       Co-Administrators and Sub-Administrator...............................................      97
       Distribution Plans and Shareholder Servicing Arrangements for
           Investor A Shares.................................................................     111
           Investor B/C Shares ..............................................................     112
           Investor C/B Shares...............................................................     114
           Daily Shares......................................................................     116
           Marsico Shares of the Prime Fund..................................................     117
           Primary B Shares - Money Market Funds.............................................     124
           Primary B Shares - Non-Money Market Funds.........................................     124
           Liquidity Class...................................................................     125
           Market Class......................................................................     127
           Adviser Class.....................................................................     128
           Trust Class.......................................................................     129
           Service Class.....................................................................     130
           Investor Class....................................................................     131
           Marsico Shares....................................................................     132
           Expenses..........................................................................     134
       Transfer Agents and Custodians........................................................     135
       Distributor...........................................................................     135
       Independent Accountant and Reports....................................................     136
       Counsel...............................................................................     137

FUND TRANSACTIONS AND BROKERAGE..............................................................     137
       General Brokerage Policy..............................................................     137

BROKERAGE COMMISSIONS........................................................................     139
       Section 28(e) Standards...............................................................     140

DESCRIPTION OF SHARES........................................................................     141
       Description of Shares of the Companies................................................     141
       Net Asset Value Determination.........................................................     142

ADDITIONAL INFORMATION CONCERNING TAXES......................................................     144
       General...............................................................................     144
       Excise Tax ...........................................................................     144
       Private Letter Ruling.................................................................     144
       Investment through Master Portfolios..................................................     145
       Taxation of Fund/Master Portfolio Investments.........................................     145
       Foreign Taxes ........................................................................     146
       Capital Gain Distributions............................................................     146
       Disposition of Fund Shares............................................................     147
       Federal Income Tax Rates..............................................................     147
       Corporate Shareholders................................................................     147
       Foreign Shareholders..................................................................     147
       Backup Withholding....................................................................     148
       Tax-Deferred Plans....................................................................     148

           Special Tax Considerations Pertaining to Municipal Reserves, California Tax-Exempt Reserves,
             California Municipal Bond Fund, Tax Exempt Fund, Municipal Income
             Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond
             Fund, Florida Intermediate Municipal Bond Fund, Florida Municipal
             Bond Fund, Georgia Intermediate Municipal Bond Fund, Georgia
             Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund,
             Maryland Municipal Bond Fund, North Carolina Intermediate Municipal
             Bond Fund, North Carolina Municipal Bond Fund, South Carolina
             Intermediate Municipal Bond Fund, South Carolina Municipal Bond
             Fund, Tennessee Intermediate Municipal Bond Fund, Tennessee
             Municipal Bond Fund, Texas Intermediate Municipal Bond Fund, Texas
             Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, and
             Virginia Municipal Bond Fund ..................................................      148
           Special Tax Considerations Pertaining to California Tax-Exempt Reserves and California
              Municipal Bond Fund............................................................     149
           Special Tax Considerations Pertaining to Florida Intermediate Municipal Bond Fund
              and Florida Municipal Bond Fund ...............................................     150
           Special Tax Considerations Pertaining to Georgia Intermediate Municipal Bond Fund
               and Georgia Municipal Bond Fund...............................................     150
           Special Tax Considerations Pertaining to Maryland Intermediate Municipal Bond Fund
               and Maryland Municipal Bond Fund..............................................     151
           Special Tax Considerations Pertaining to North Carolina Intermediate Municipal Bond
               Fund and North Carolina Municipal Bond Fund...................................     151
           Special Tax Considerations Pertaining to South Carolina Intermediate Municipal Bond
               Fund and South Carolina Municipal Bond Fund...................................     151
           Special Tax Considerations Pertaining to Tennessee Municipal Bond Fund............     151
           Special Tax Considerations Pertaining to Virginia Intermediate Municipal Bond
               Fund and Virginia Municipal Bond Fund.........................................     152
           Other Matters.....................................................................     152

ADDITIONAL INFORMATION ON PERFORMANCE........................................................     152
       Yield Calculations....................................................................     155
       Total Return Calculations.............................................................     166

MISCELLANEOUS ...............................................................................     177
       Certain Record and Beneficial Holders.................................................     177

SCHEDULE A - Description of Ratings..........................................................     A-1


               HISTORY OF NATIONS FUND TRUST, NATIONS FUND, INC.,
                    NATIONS RESERVES AND NATIONS FUNDS TRUST

         Nations Fund Trust ("NFT"), Nations Fund, Inc. ("NFI"), Nations Reserves (formerly known as The Capitol Mutual Funds)(1)("NR"), and Nations Funds Trust ("NFST") (individually a "Company", and collectively, the "Companies") are open-end registered investment companies in the Nations Funds family of mutual funds (the "Nations Funds Family"), which consists of the Companies, Nations LifeGoal Funds, Inc., Nations Annuity Trust, and Nations Master Investment Trust. The Nations Funds Family currently has more than 70 distinct investment portfolios and total assets in excess of $90 billion.

         NFT was organized as a Massachusetts business trust on May 6, 1985. NFI was organized as a Maryland corporation on December 13, 1983, but had no operations prior to December 15, 1986. NR was organized as a Massachusetts business trust on January 22, 1990. NFST was organized as a Delaware business trust on October 22, 1999. NFT, NFI, NR, and NFST each have fiscal year ends of March 31.


                        DESCRIPTION OF THE COMPANIES AND
                    THE INVESTMENTS AND RISKS OF THEIR FUNDS

         General.

         NFT currently consists of thirty-four different investment portfolios. This SAI pertains to: the Primary A, Investor A, Investor B and Investor C Shares of Nations Strategic Growth Fund ("Strategic Growth Fund"); the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of Nations Government Money Market Fund ("Government Money Market Fund") and Nations Tax Exempt Fund ("Tax Exempt Fund") (collectively, also referred to as the "NFT Money Market Funds"); the Primary A, Primary B, Investor A and Investor B Shares of Nations Managed Index Fund ("Managed Index Fund"), Nations SmallCap Index Fund ("SmallCap Index Fund"); and the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Value Fund ("Value Fund"), Nations Capital Growth Fund ("Capital Growth Fund"), Nations MidCap Growth Fund ("MidCap Growth Fund"), Nations LargeCap Index Fund ("LargeCap Index Fund"), Nations Aggressive Growth Fund ("Aggressive Growth Fund"), Nations Balanced Assets Fund ("Balanced Assets Fund"), Nations Short-Intermediate Government Fund ("Short-Intermediate Government Fund"), Nations Short-Term Income Fund ("Short-Term Income Fund"), Nations Strategic Income Fund ("Strategic Income Fund"), Nations Investment Grade Bond Fund ("Investment Grade Bond Fund"), Nations Municipal Income Fund ("Municipal Income Fund"), Nations Short-Term Municipal Income Fund ("Short-Term Municipal Income Fund"), Nations Intermediate Municipal Bond Fund ("Intermediate Municipal Bond Fund"), Nations Florida Intermediate Municipal Bond Fund ("Florida Intermediate Municipal Bond Fund"), Nations Georgia Intermediate Municipal Bond Fund ("Georgia Intermediate Municipal Bond Fund"), Nations Maryland Intermediate Municipal Bond Fund ("Maryland Intermediate Municipal Bond Fund"), Nations North Carolina Intermediate Municipal Bond Fund ("North Carolina Intermediate Municipal Bond Fund"), Nations South Carolina Intermediate Municipal Bond Fund ("South Carolina Intermediate Municipal Bond Fund"), Nations Tennessee Intermediate Municipal Bond Fund ("Tennessee Intermediate Municipal Bond Fund"), Nations Texas Intermediate Municipal Bond Fund ("Texas Intermediate Municipal Bond Fund"), Nations Virginia Intermediate Municipal Bond Fund ("Virginia Intermediate Municipal Bond Fund"), Nations Florida Municipal Bond Fund ("Florida Municipal Bond Fund"), Nations Georgia Municipal Bond Fund ("Georgia Municipal Bond Fund"), Nations Maryland Municipal Bond Fund ("Maryland Municipal Bond Fund"), Nations North Carolina Municipal Bond Fund ("North Carolina Municipal Bond Fund"), Nations South Carolina Municipal Bond Fund ("South Carolina Municipal Bond Fund"), Nations Tennessee Municipal Bond Fund ("Tennessee Municipal Bond Fund"), Nations Texas Municipal Bond Fund ("Texas Municipal Bond Fund"), and Nations Virginia Municipal Bond Fund ("Virginia Municipal Bond Fund"). The Florida Intermediate Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund, Texas Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund are sometimes collectively referred to herein as the "State Intermediate Municipal Bond Funds." The Florida Municipal Bond Fund, Georgia Municipal Bond Fund, Kansas Fund (of NFST, as defined below), Maryland Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund, Texas Municipal

----------
(1) More specifically, Nations Reserves is the name under which The Capitol Mutual Funds conducts business.

Bond Fund and Virginia Municipal Bond Fund are sometimes collectively referred to herein as the "State Municipal Bond Funds." All of the Funds of NFT are diversified, with the exception of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds.

         Each share of NFT is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of NFT's Board of Trustees. NFT's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

         Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of NFT will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the discussion on Investment Limitations and Description of Shares for examples of when the 1940 Act requires voting by fund.

         As of August 1, 2000, Bank of America, and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of NFT and therefore could be considered to be a controlling person of NFT for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which Bank of America and its affiliates possessed or shared power to dispose or vote as of a certain date, see the discussion on Certain Record Holders.

         NFT does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. NFT's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of NFT entitled to be voted at such meeting.

         NFI currently consists of seven different investment portfolios. This SAI pertains to the Primary A, Primary B, Investor A, Investor B, Investor C , Daily Shares and Marsico Shares of Nations Prime Fund (the "Prime Fund") and the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of Nations Treasury Fund (the "Treasury Fund") (collectively referred to as the "NFI Money Market Funds"), and the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Equity Income Fund (the "Equity Income Fund"), Nations Government Securities Fund (the "Government Securities Fund"), Nations Small Company Fund (the "Small Company Fund"), Nations U.S. Government Bond Fund (the "U.S. Government Bond Fund") and Nations International Growth Fund (the "International Growth Fund"). All of the Funds of NFI are diversified.

         As of the date of this SAI, the authorized capital stock of NFI consists of 380,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors,
(a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of NFI, less (b) the liabilities of NFI attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

         Shareholders of NFI do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of NFI. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of NFI. There are no preemptive rights applicable to any of NFI's shares. NFI's shares, when issued, will be fully paid and non-assessable.

         As of August 1, 2000, Bank of America and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of NFI and therefore could be considered to be a controlling person of NFI for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which Bank of America and its affiliates possessed or shared power to dispose or vote as of a certain date, see the discussion on Certain Record Holders. It is anticipated that NFI will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

         NR currently consists of sixteen investment portfolios. The Agreement and Declaration of Trust under which NR was duly established permits NR to offer separate series of units of beneficial interest ("shares"). Each share of each series represents an equal proportionate interest in that series. This SAI relates to: the Capital, Liquidity, Adviser, Market, Daily, Service, Investor and Trust Shares of Nations Cash Reserves ("Cash Reserves"), Nations Money Market Reserves ("Money Market Reserves"), Nations Treasury Reserves ("Treasury Reserves"), Nations Government Reserves ("Government Reserves"), Nations Municipal Reserves ("Municipal Reserves") and Nations California Tax-Exempt Reserves ("California Reserves") (collectively referred to as the "NR Money Market Funds"); and to the Primary A, Investor A, Investor B and Investor C Shares of Nations Asset Allocation Fund ("Asset Allocation Fund") and Nations Intermediate Bond Fund ("Intermediate Bond Fund"); and to the Primary A, Investor A, Investor B and Investor C Shares of Nations Convertible Securities Fund ("Convertible Securities Fund"), Nations Marsico Focused Equities Fund ("Marsico Focused Equities Fund"), Nations Marsico Growth & Income Fund ("Marsico Growth & Income Fund"), Nations International Equity Fund ("International Equity Fund"), Nations International Value Fund ("International Value Fund") and Nations California Municipal Bond Fund ("California Bond Fund"); and to the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Blue Chip Fund ("Blue Chip Fund"); and to the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Emerging Markets Fund ("Emerging Markets Fund"). All of the Funds of NR are diversified, with the exception of the Marsico Focused Equities Fund, California Reserves and the California Bond Fund.

         Each share of NR is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of NR's Board of Trustees. NR's Agreement and Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

         Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of NR will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.

         As of August 1, 2000, Bank of America and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of NR and, therefore, could be considered to be a controlling person of NR for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which Bank of America and its affiliates possessed or shared power to dispose or vote as of a certain date, see the discussion on Certain Record Holders. It is anticipated that NR will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Massachusetts business trust law.

         NFST currently consists of five different investment portfolios. This SAI pertains to the Primary A Shares of the Nations High Yield Bond Fund (the "High Yield Fund"), Nations Kansas Municipal Income Fund (the "Kansas Fund"), Nations MidCap Index Fund (the "MidCap Index Fund"), Nations Marsico 21st Century Fund (the "Marsico 21st Century Fund), and Nations Marsico International Opportunities Fund (the "Marsico International Opportunities Fund"); Investor A Shares of the High Yield Fund, the Kansas Fund, the MidCap Index Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund; Investor B Shares of the High Yield Fund, the Kansas Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund, and Investor C Shares of the High Yield Fund, the Kansas Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund. All of the Funds of NFST are diversified, with the exception of the Kansas Fund.

         Each share of NFST is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of NFST's Board of Trustees. NFST's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

         Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each Fund of NFST will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the discussion on Investment Limitations and Description of Shares for examples of when the 1940 Act requires voting by fund.

         As of the date of the SAI set forth on the cover page, Bank of America and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of NFST and therefore could be considered to be a controlling person of NFST for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which Bank of America and its affiliates possessed or shared power to dispose or vote as of a certain date, see the discussion on Certain Record Holders. NFST does not presently intend to hold annual meetings except as required by the 1940 Act.

         The Intermediate Bond Fund, Blue Chip Fund, Marsico Focused Equities Fund, Marsico Growth & Income Fund, International Equity Fund, High Yield Fund, Marsico 21st Century Fund , and Marsico International Opportunities Fund are sometimes referred to herein as "Feeder Funds." The Feeder Funds seek to achieve their respective investment objectives by investing substantially all of their assets in diversified investment portfolios having the same investment objective as corresponding master portfolios (each a "Master Portfolio" and collectively, the "Master Portfolios") of Nations Master Investment Trust ("NMIT"), an open-end management investment company in the Nations Funds Family. Feeder Fund and Master Fund are sometimes used interchangeably. The Intermediate Bond Fund invests substantially all of its assets in Nations Intermediate Bond Master Portfolio (the "Intermediate Bond Master Portfolio"). The Blue Chip Fund invests substantially all of its assets in Nations Blue Chip Master Portfolio (the "Blue Chip Master Portfolio"). The Marsico Focused Equities Fund invests substantially all of its assets in Nations Marsico Focused Equities Master Portfolio (the "Marsico Focused Equities Master Portfolio"). The Marsico Growth & Income Fund invests substantially all of its assets in Nations Marsico Growth & Income Master Portfolio (the "Marsico Growth & Income Master Portfolio"). The International Equity Fund invests substantially all of its assets in Nations International Equity Master Portfolio. The High Yield Fund invests substantially all of its assets in Nations High Yield Bond Master Portfolio (the "High Yield Master Portfolio"), the Marsico 21st Century Fund invests substantially all of its assets in Nations Marsico 21st Century Master Portfolio (the "Marsico 21st Century Master Portfolio") and the Marsico International Opportunities Fund invests substantially all of its assets in Nations Marsico International Opportunities Master Portfolio (the "Marsico International Opportunities Master Portfolio").

         Because this SAI combines disclosures on four separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this SAI concerning another investment company. NFT, NFI, NR, and NFST have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this SAI.

         The NFI Money Market Funds, NFT Money Market Funds, and NR Money Market Funds are collectively referred to herein as the "Money Market Funds". All other Funds of NFI, NFT, NR, and NFST are sometimes referred to as "Non-Money Market Funds".

         Banc of America Advisors, Inc. ("BAAI") is the investment adviser to the Funds, except the Feeder Funds. BAAI is the investment adviser to the Master Portfolios.

         Chicago Equity Partners Corporation ("Chicago Equity") is co-investment sub-adviser with Banc of America Capital Management, Inc. ("BACAP") to the Asset Allocation Fund. Gartmore Global Partners ("Gartmore") is the investment sub-adviser to the Emerging Markets Fund and the International Growth Fund. BACAP is the investment sub-adviser to all other Funds except the Feeder Funds. Brandes Investment Partners, L.P. ("Brandes") is the investment sub-adviser to the International Value Master Portfolio. Marsico Capital Management, LLC ("Marsico Capital") is investment sub-adviser to the Marsico Focused Equities Master Portfolio, Marsico Growth & Income Master Portfolio, Marsico 21st Century Master Portfolio, and the Marsico International Opportunities Master Portfolio. Gartmore, INVESCO Global Asset Management (N.A.), Inc. ("INVESCO"), and Putnam Investment Management, Inc. ("Putnam") are the co-investment sub-advisers to the International Equity Master Portfolio. MacKay Shields LLC ("MacKay Shields") is the investment sub-adviser to the High Yield Bond Master Portfolio. BACAP is the investment sub-adviser to all the other Funds. As used herein the term "Adviser" shall mean BAAI, Chicago Equity, BACAP, Gartmore, INVESCO, Putnam, Brandes, MacKay Shields and/or Marsico Capital as the context may require.

         This SAI is intended to furnish prospective investors with additional information concerning the Companies and the Funds. Some of the information required to be in this SAI is also included in the Funds' current Prospectuses, and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this SAI omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectuses and this SAI, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. No investment in the Funds' Shares should be made without first reading the related Prospectuses.

         Investment Limitations

         Information concerning each Fund's investment objective is set forth in each of the Prospectuses. There can be no assurance that the Funds will achieve their objectives. The features of the Funds' principal investment strategies and the principal risks associated with those investment strategies also are discussed in the Prospectuses.

         The fundamental and non-fundamental investment restrictions applicable to the Funds' investment programs are set forth below. The investment limitations that are matters of fundamental policy may not be changed without the affirmative vote of a Fund's shareholders. The investment limitations that are matters of non-fundamental policy may be changed without the affirmative vote of a Fund's shareholders.

         In addition to the policies outlined below, each Fund is seeking or has obtained permission from the SEC to borrow money from or lend money to other funds of the Companies, and to other investment companies that permit such transactions, and for which BAAI serves as investment adviser.

         NR Funds' Fundamental Policy Restrictions

Each Fund (except with respect to certain Funds whose restrictions are enumerated separately) may not:

     1. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) a Fund may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities. Each Fund may enter into reverse repurchase agreements or dollar roll transactions. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

     3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

     4. Invest in real estate or real estate limited partnership interests. (A Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g., the New York Stock Exchange).

     5. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

     6. Purchase any securities which would cause more than 25% of the value of any Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and further provided that with respect to the Money Market Funds only, there is no limitation with respect to investments in obligations by banks.

Cash Reserves, Treasury Reserves, Government Reserves and Municipal Reserves may not:

     1.  Acquire more than 10% of the voting securities of any one issuer.

     2.  Invest in companies for the purpose of exercising control.

     3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

     4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies;
         (b) may enter into repurchase agreement and non-negotiable time deposits, provided that repurchase agreements and non-negotiable time deposits maturing in more than seven days, illiquid restricted securities and other securities which are not readily marketable are not to exceed, in the aggregate, 10% of the Fund's total assets and (c) the Funds (except Municipal Reserves) may engage in securities lending as described in each prospectus and in this SAI.

     5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

     6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts.

     7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

     8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

     9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of other money market funds. Under these rules and regulations, the Funds are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Funds own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the Fund's total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. It is the position of the Securities and Exchange Commission's Staff that certain nongovernmental issues of CMOs and REMICS constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

     10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

     11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, or partner of the Trust or Adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees and partners owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

     12. Invest in interest in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

     13. Write or purchase puts, calls or combinations thereof.

     14. Invest in warrants valued at lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

Money Market Reserves may not:

     1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     3. Act as an underwriter of securities within the meaning of the 1933 Act except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

     5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     6. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

     7. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

     8.  Purchase securities of companies for the purpose of exercising control.

     9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if, immediately after such purchase, more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of the value of the Fund's total assets would be invested in other securities of any one bank or in the securities of any other issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund; except that up to 25% of the value of the Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. In accordance with the current regulations of the SEC, the Fund intends to limit its investments in bankers' acceptances, certificates of deposit and other securities of any one bank to not more than 5% of the Fund's total assets at the time of purchase (rather than the 15% limitation set forth above), provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This practice, which is not a fundamental policy of the Fund, could be changed only in the event that such regulations of the Securities and Exchange Commission are amended in the future.

     10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to: (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. In construing Investment Limitation 10 in accordance with SEC policy, to the extent permitted, U.S. branches of foreign banks will be considered to be U.S. banks where they are subject to the same regulation as U.S. banks.

     11. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectuses are not deemed to be pledged for purposes of this limitation.

         Although the foregoing investment limitations would permit Money Market Reserves to invest in options, futures contracts and options on futures contracts, the Fund does not currently intend to trade in such instruments during the next 12 months. Prior to making any such investments, the Fund would notify its shareholders and add appropriate descriptions concerning the instruments to the Prospectuses and this SAI.

         As stated in the Prospectuses, securities subject to unconditional demand features acquired by Money Market Reserves must satisfy special SEC diversification requirements. In particular, a security that has an unconditional demand feature or other guarantee (as defined by SEC regulations) which is issued by a person that, directly or indirectly, does not control, and is not controlled by or under common control with, the issuer of the security (an "Unconditional Demand Feature") is subject to the following diversification requirements: Immediately after the acquisition of the security, Money Market Reserves may not have invested more than 10% of its total assets in securities issued by or subject to Unconditional Demand Features from the same person, except that the Fund may invest up to 25% of its total assets in securities subject to Unconditional Demand Features of persons that are rated in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO).

California Tax-Exempt Reserves may not:

     1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

     2. Underwrite any issue of securities within the meaning of the 1933 Act, except when it might be technically deemed to be an underwriter either
         (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

     3. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) not withstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act. Notwithstanding the above limitation, there is no limitation with respect to investments by any of the Funds in repurchase agreements, domestic bank obligations and certain bank obligations considered to be issued by domestic banks purchase to regulations or pronouncements of the Securities and Exchange Commission or its staff.

     4. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

     5. Purchase or sell commodities, except that a Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, future contracts and options on future contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     6.  Make loans, except to the extent permitted by the 1940 Act.

Asset Allocation Fund, Convertible Securities Fund, California Bond Fund, Intermediate Bond Fund and Blue Chip Fund may not:

     1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either
         (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

     2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

     3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     5.  Make loans, except to the extent permitted by the 1940 Act.

     6. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

     7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act.

Each of the Marsico Focused Equities Fund, Marsico Growth & Income Fund, International Equity Fund, International Value Fund and Emerging Markets Fund may not:

     1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either
         (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

     2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

     3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     6. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     7. Except for the Marsico Focused Equities Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act. The Marsico Focused Equities Fund may not purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

NR Funds' Non-Fundamental Policy Restrictions

With respect to Asset Allocation Fund, Convertible Securities Fund, California Bond Fund, Intermediate Bond Fund and Blue Chip Fund:

     1. Asset Allocation Fund, Convertible Securities Fund, California Bond Fund, Intermediate Bond Fund and Blue Chip Fund may not: sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. For this purpose, a deposit or payment by a Fund for initial or maintenance margin in connection with future contracts is not considered to be the purchase or sale of a security on margin.

     2. Asset Allocation Fund, Convertible Securities Fund, California Bond Fund, Intermediate Bond Fund and Blue Chip Fund may not purchase securities of other investment companies except as permitted by the 1940 Act.

     3. California Bond Fund may not purchase securities of companies for the purpose of exercising control.

     4. Intermediate Bond Fund, Blue Chip Fund, Asset Allocation Fund, Convertible Securities Fund and California Bond Fund may not write or sell puts, calls, straddles, spreads or combinations thereof except that a Fund may acquire standby commitments and may enter into futures contracts and options in accordance with their investment objectives.

With respect to Marsico Focused Equities Fund, Marsico Growth & Income Fund, International Equity Fund, International Value Fund and Emerging Markets Fund, each may:

     1. Not invest in shares of other open-end management investment companies, subject to the limitations of the Investment Company Act of 1940 (the "1940 Act"), the rules thereunder, and any orders obtained thereunder now or in the future. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act, its rules and regulations and any exemptive relief obtained by the Funds. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     2. Invest or hold more than 15% (10% in the case of a money market fund) of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     3. Not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"), not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets, and not buy call options with a value exceeding 5% of the Fund's total assets.

     4. Lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     5. Not make investments for the purpose of exercising control or management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

     6. Not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     7. Not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     8. Not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

With respect to Treasury Reserves and California Tax-Exempt Reserves only:


     1. Treasury Reserves may not write covered call options or purchase put options as long as the Fund invests exclusively in U.S. Treasury obligations, separately traded component parts of such obligations transferable through the Federal book-entry system, and repurchase agreements involving such obligations.

     2. California Tax-Exempt Reserves may not purchase the securities of any issuer (except securities issued by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer; (b) a Fund's assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by 1940 Act and (c) the 5% limitation may be temporarily exceeded provided that the discrepancy is eliminated as the end of the quarter or within 30 days thereafter.

         Notwithstanding the foregoing restriction, California Tax-Exempt Reserves invests without regard to 5% limitation in securities subject to certain guarantees and certain money market Fund securities in accordance with Rule 2a-7 under 1940 Act or any successor rule, and otherwise permitted in accordance with Rule 2a-7 or any successor rule.

         California Tax-Exempt Reserves may not purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

With respect to Treasury Reserves, Cash Reserves, Nations Money Market Reserves, Government Reserves, Municipal Reserves and California Tax-Exempt Reserves, each may:

     1. Invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

     2. Not invest or hold more than 10% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     3. Invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of a Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

         A Fund (i) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"), (ii) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets, and (iii) will not buy call options with a value exceeding 5% of the Fund's total assets.

     4. Lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

     5. Not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

     6. Not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

NFT and NFI Funds' Fundamental Policy Restrictions

Each Fund (except with respect to certain Funds whose restrictions are enumerated separately) may not:

     1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments in U.S. Government Obligations. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.

     2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

     3. Purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

     4. Borrow money or issue senior securities as defined in the 1940 Act except that (a) a Fund may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities. Each Fund may enter into reverse repurchase agreements or dollar roll transactions. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     5. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

     7. Invest in real estate or real estate limited partnership interests. (A Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g., the New York Stock Exchange).

     8. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

The International Growth Fund may not:

         Borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while the Fund has borrowings outstanding in an amount exceeding 5% of its total assets.

Each of the Small Company Fund and the U.S. Government Bond Fund may not:

         Borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the respective Fund will maintain asset coverage of 300% for all borrowings.

         If a percentage limitation has been met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

In addition, the Small Company Fund and the Government Bond Fund may not:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalists or certificates of deposit for any such securities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, (a) a security is considered to be issued by the entity (or entities) whose assets and revenues back the security and (b) a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. Each Fund will maintain asset coverage of 300% or maintain a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its borrowing.

     2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry or (iii) with respect to the Small Company Fund, instruments issued by domestic branches of U.S. Banks. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interest in real estate.

         The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. Shareholders of the International Growth Fund, Small Company Fund and U.S. Government Bond Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

NFT and NFI Funds' Non-Fundamental Policy Restrictions

         In addition, certain non-fundamental investment restrictions are also applicable to the Funds, including the following:

     1. No Fund will purchase or retain the securities of any issuer if the officers, or directors of the Company, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

     2. No Fund will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Fund's investment in such classes of securities would exceed 5% of such Fund's total assets. For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.

     3. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, (b) this restriction shall not apply to a Fund's transactions in futures contracts and related options, and (c) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     4. No Fund will invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of such Fund's assets, and no more than 2% of the value of the Fund's net assets may be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

     5. No Money Market Fund may purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities and repurchase agreements fully collateralized by such obligations) if, immediately after such purchase, more than 5% of the value of the Fund's assets would be invested in the securities of such issuer. Notwithstanding the foregoing, up to 25% of each Fund's total assets may be invested for a period of three business days in the first tier securities of a single issuer without regard to such 5% limitation.

     6. No Fund will purchase securities of companies for the purpose of exercising control.

     7. No Money Market Fund will invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements, time deposits and GICs with maturities in excess of seven days, illiquid restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A and Section 4(2) of the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

     8. No Non-Money Market Fund will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements, time deposits and GICs with maturities in excess of seven days, illiquid restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A and Section 4(2) of the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

     9. No Fund will mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount up to one-third of the value of the Fund's total assets at the time of borrowing. For purposes of this limitation, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not considered to be a mortgage, pledge or hypothecation of assets.

     10. No Fund will invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

     11. No Fund will purchase oil, gas or mineral leases or other interests (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

Small Company Fund and Government Bond Fund may not:

     Lend its securities if collateral values are not continuously maintained at no less than 100% by market to market daily.

Government Bond Fund may not:

     1. Purchase equity securities of issuers that are not readily marketable if the value of a Fund's aggregate investment in such securities will exceed 5% of its total assets.

     2. Purchase securities of issuers restricted as to disposition if the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

The Tax Exempt Fund may not:

         Purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.

         For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, a Fund.

         NFST's Fundamental Policy Restrictions

Each Fund may not:

     1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either
         (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

     2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

     3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     7. Except for the Kansas Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

NFST's Non-Fundamental Policy Restrictions

     Each Fund may:

     1. Invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

     2. Not invest or hold more than 15% (10% in the case of a money market fund) of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     3. Invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of a Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

         A Fund (i) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"), (ii) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets, and (iii) will not buy call options with a value exceeding 5% of the Fund's total assets.

     4. Lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

     5. Not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

     6. Not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     7. The Kansas Fund may not purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

         For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, a Fund.

         Permissible Fund Investments

         In addition to the principal investment strategies for each Fund, which are outlined in the Funds' prospectuses, each Fund also may invest in other types of securities in percentages of less than 10% of its total assets (unless otherwise indicated, e.g., most Funds may invest in money market instruments without limit during temporary defensive periods). These types of securities are listed below for each portfolio and then are described in more detail after this sub-section.

         The Equity Funds

         Value Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies and instrumentalities (together with U.S. Treasury Obligations, "U.S. Government Obligations"); investment grade debt securities of domestic companies; various money market instruments and repurchase agreements.

         Equity Income Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in convertible securities and also the securities described in the General Section below.

         MidCap Growth Fund:  See General Section below.

         Small Company Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in debt securities, unless the Fund assumes a temporary defensive position. Debt securities, if any, purchased by the Fund will be rated "AA" or above by S&P or "Aa" or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities, including short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations such as the World Bank, and money market instruments. The Fund may invest in common stocks (including convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements.

         Aggressive Growth Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. Government and corporate debt securities and various money market instruments. The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (e.g., securities rated in one of the top four investment categories by an NRSRO or, if not rated, are of equivalent quality as determined by the Adviser). For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.

         Capital Growth Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, other types of securities having common stock characteristics and various money market instruments, including repurchase agreements. The Fund may invest in foreign securities, including common stocks (including convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts.

         Marsico Focused Equities Fund, Marsico Growth & Income Fund, Marsico 21st Century Fund, and Marsico International Opportunities Fund: In addition to the types of securities described in their Prospectuses, the Master Portfolios (in which the Funds invests all of their assets) may invest in: preferred stock, warrants, convertible securities and debt securities; zero coupon, pay-in-kind and step coupon securities, and may invest without limit in indexed/structured securities. The Master Portfolios also may invest its assets in high-yield/high-risk securities, such as lower grade debt securities, high-grade commercial paper, certificates of deposit, and repurchase agreements, and may invest in short-term debt securities as a means of receiving a return on idle cash.

         The Master Portfolios may hold cash or cash equivalents and invest without limit in U.S. Government Obligations and short-term debt securities or money market instruments when the Adviser: (i) believes that the market conditions are not favorable for profitable investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive position is advisable or necessary to meet anticipated redemption request. In other words, the Master Portfolios do not always stay fully invested in stocks and bonds. The Master Portfolios also may use options, futures, forward currency contracts and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. The Master Portfolios also may purchase securities on a when-issued, delayed delivery or forward commitment basis.

         General: Notwithstanding that each Equity Fund (or Master Portfolio as the case may be) may invest in each type of security listed above in percentages of less than 10% of that Fund's total assets, each Equity Fund (except the Marsico Focused Equities Master Portfolio, the Marsico Growth & Income Master Portfolio, the Marsico 21st Century, and the Marsico International Opportunities Master Portfolio) may invest up to 20% of its assets in foreign securities. While each Equity Fund reserves the right to so invest, investing in foreign securities is not considered a principal investment strategy of the Equity Funds.

         In addition, each Equity Fund discussed above also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each Equity Fund also may invest in real estate investment trust securities. Each Equity Fund (except the Nations Marsico Funds) may invest in Standard & Poor's Depositary Receipts ("SPDRs"). In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies and repurchase agreements. The Marsico Focused Equities Master Portfolio and Marsico Growth & Income Master Portfolio may invest in forward foreign exchange contracts.

         Asset Allocation Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: certain specified derivative securities, including interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Fund may lend its Fund securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Fund may engage in reverse repurchase agreements and dollar roll transactions. Additionally, the Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.

         Blue Chip Fund: In addition to the types of securities described in the Fund's Prospectus, the Blue Chip Master Portfolio (in which the Fund invests all of its assets) may invest in cash equivalents, which include the following short-term interest rate bearing instruments--obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, foreign government securities and commercial papers issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P, Duff & Phelps and Fitch IBCA. For a description of ratings, see Appendix A to this SAI. The Master Portfolio also may invest in certain specified derivative securities including: exchange-traded options, over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Master Portfolio also may lend its portfolios securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. It also may invest in real estate investment trust securities, securities issued by other investment companies, consistent with the Master Portfolio's investment objective and policies.

         The International Funds

         International Equity Fund: In addition to the types of securities described in its Prospectus, the Master Portfolio (in which the Fund invests all of its assets) may invest in: real estate investment trust securities and, for temporary defensive purposes, substantially all of its assets in U.S. financial markets or U.S. dollar-denominated instruments. The Master Portfolio also may invest in convertible securities, preferred stocks, bonds, notes and other fixed-income securities, including Eurodollar and foreign government securities.

         International Growth Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: options and futures contracts on securities, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund also may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and American Depositary Shares ("ADSs"). For temporary defensive purposes, the Fund may invest substantially all of its assets in U.S. financial markets or U.S. dollar-denominated instruments.

         International Value Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: short-term debt instruments; purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indices listed on foreign and domestic exchanges options and futures contracts on securities, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund also may invest in ADRs, GDRs, EDRs and ADSs and invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

         Emerging Markets Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: debt instruments; foreign investment funds or trusts, real estate investment trust securities, ADRs, GDRs, EDRs and ADSs. For temporary defensive purposes, substantially all of its assets in U.S. financial markets or U.S. dollar-denominated instruments.

         General: Each Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each International Fund also may invest in real estate investment trust securities. In addition, each International Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies and repurchase agreements. Each Fund also may invest in forward foreign exchange contracts.

         The Index Funds

         LargeCap Index Funds Managed Index Fund, SmallCap Index Fund, and MidCap Index Fund: With respect to the LargeCap Index Fund, the management team generally will try to match the composition of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") as closely as possible. The team starts with the stocks that make up a larger portion of the value of the S&P
500. It may not always invest in stocks that make up the smaller percentages because it may be more difficult and costly to make relatively small transactions. The team may remove a stock from the Fund's holdings or not invest in a stock if it believes that the stock is not liquid enough, or for other reasons. The team can substitute stocks that are not included in the S&P 500, if it believes these stocks have similar characteristics.

         With respect to the MidCap Index Fund, the management team generally will try to match the composition of the Standard & Poor's MidCap 400 Stock Price Index ("S&P MidCap 400") as closely as possible. The team starts with the stocks that make up a significant portion of the value of the S&P MidCap 400. It may not always invest in stocks that make up the smaller percentages because it may be more difficult and costly to make relatively small transactions. The team can substitute stocks that are not included in the S&P MidCap 400, if it believes these stocks have similar characteristics.

         With respect to the SmallCap Index Fund, the management team generally will try to match the composition of the Standard & Poor's SmallCap 600 Stock Price Index ("S&P SmallCap 600") as closely as possible. The team starts with the stocks that make up a significant portion of the value of the S&P SmallCap
600. It may not always invest in stocks that make up the smaller percentages because it may be more difficult and costly to make relatively small transactions. The team can substitute stocks that are not included in the S&P SmallCap 600, if it believes these stocks have similar characteristics. In addition to the types of securities described in their Prospectuses, the Funds may invest in short-term debt securities and money market instruments The Funds may invest without limitation in high-quality short-term debt securities and money market instruments, domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements. The Funds also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return, equity swap contracts; and U.S. exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. The Funds may lend securities and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Funds also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). In addition, the Funds may invest in other securities issued by other investment companies.

         In addition, when consistent with such Funds' respective investment objective, the Funds may employ various techniques to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby the Fund will specifically identify each lot of shares of Fund securities that it holds, which will allow the Funds to sell first those specific shares with the highest tax basis in order to reduce the amount of recognized capital gains as compared with a sale of identical Fund securities, if any, with a lower tax basis. A Fund will sell first those shares with the highest tax basis only when it is in the best interest of the Fund to do so, and reserves the right to sell other shares when appropriate. In addition, the Funds may, at times, sell Fund securities in order to realize capital losses. Such capital losses would be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser will, consistent with the Fund construction process discussed above, employ a low Fund turnover strategy designed to defer the realization of capital gains.

         The Index Funds incur transaction (brokerage) costs in connection with the purchase and sale of Fund securities. For some funds, these costs can have a material negative impact on performance. With respect to the Funds, the Adviser will attempt to minimize these transaction costs by utilizing program trades and computerized exchanges called "crossing networks."

         Balanced Fund

         Balanced Assets Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: foreign securities, certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). The Fund may lend its Fund securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Fund may engage in reverse repurchase agreements and dollar roll transactions. Additionally, the Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.

         Fixed-Income Funds

         Short-Term Income Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: foreign securities, dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments, real estate investment trust securities, municipal securities rated by one nationally recognized statistical rating organization ("NRSRO"), or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated, high quality money market instruments, repurchase agreements and cash.

         Short-Intermediate Government Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations ("CMOs"), real estate investment trust securities or mortgage-backed bonds; other asset-backed securities and municipal securities rated by one of the NRSROs or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

         Government Securities Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities and municipal securities rated by one of the NRSROs or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

         Investment Grade Bond Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: foreign securities, corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, and real estate investment trust securities. The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

         Strategic Income Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: foreign securities, asset-backed securities and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

         U.S. Government Bond Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: CMOs issued or guaranteed by a U.S. Government agency or instrumentality, ADRs, EDRs, cash equivalents, futures contracts, interest rate swaps and options.

         Convertible Securities Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: Eurodollar convertible securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, money market securities, investment grade debt securities, cash equivalents, options, securities purchase on a when-issued, forward-commitment or delayed-settlement basis. The Fund also may invest in: certain specified derivative securities including: exchange-traded options, over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Fund also may lend its portfolios securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. It also may invest in real estate investment trust securities, securities issued by other investment companies, consistent with the Fund's investment objective and policies.

         Intermediate Bond Fund: In addition to the types of securities described in the Fund's Prospectus, the Master Portfolio (in which the Fund invests all of its assets) may invest in: municipal securities, cash equivalents, certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Master Portfolio may lend its securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Master Portfolio may engage in reverse repurchase agreements and dollar roll transactions. Additionally, the Master Portfolio may purchase securities issued by other investment companies, consistent with its investment objective and policies. The Master Portfolio also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.

         High Yield Fund: In addition to the types of securities described in its Prospectuses, the Master Portfolio (in which the Fund invests all of its assets) may invest in: debt securities, which include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments). The debt securities in which the Master Portfolio invests may be in non-dollar denominated foreign currency and may include debt issued by countries or corporations located in emerging market countries. The Master Portfolio may invest in participation interests in loans and high yield convertible securities. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Master Portfolio's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

         General: Each of the Fixed Income Funds discussed above may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes, exchange-traded options, over-the-counter options executed with primary dealers, including long term calls and puts and covered calls, U.S. and foreign exchange-traded financial futures and options thereon approved by the CFTC for market exposure risk management eurodollar contracts, certain private placements and certain non-U.S. dollar denominated fixed-income securities. Each of the Funds also may lend their portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each of the Funds may engage in reverse repurchase agreements and in dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Funds' investment objectives and policies. The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.

         National Municipal Bond Funds

         Short-Term Municipal Income Fund, Intermediate Municipal Income Fund and Municipal Income Fund: In addition to the types of securities described in their Prospectuses, the Funds may invest in certain specified derivative securities, including interest rate swaps, caps and floors for hedging purposes; exchange-traded options, over-the-counter options executed with primary dealers, including long term calls and puts and covered calls; and U.S. and foreign exchange-traded financial futures and options thereon approved by the CFTC for market exposure risk management. Each of the Funds also may lend their portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Funds' investment objectives and policies. The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

         State Municipal Bond Funds and State Intermediate Municipal Bond Funds

         Florida Intermediate Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund, Texas Intermediate Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund, Texas Municipal Bond Fund and Virginia Municipal Bond Fund: In addition to the types of securities described in their Prospectuses, the Funds may invest in: certain specified derivative securities, including interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long term calls and puts and covered calls; and U.S. and foreign exchange-traded financial futures and options thereon approved by the CFTC for market exposure risk management. Each of the Funds also may lend their portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Funds' investment objectives and policies. The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

         California Municipal Bond Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: below investment-grade municipal securities, short-term taxable and non-taxable obligations, repurchase agreements, private activity bonds, certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Fund may lend its Fund securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Fund may engage in reverse repurchase agreements and dollar roll transactions. Additionally, the Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.

         Kansas Fund: In addition to the types of securities described in its Prospectuses, the Fund may invest in: certain specified derivative securities, including interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long term calls and puts and covered calls; and U.S. and foreign exchange-traded financial futures and options thereon approved by the CFTC for market exposure risk management. The Fund also may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Additionally, the Fund may purchase securities issued by other investment companies, consistent with the its investment objective, investment strategies and policies. The Fund also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

         Additional information on the particular types of securities in which certain Funds may invest in is set forth below.

Asset-Backed Securities

        In General. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

         The life of an asset-backed security varies depending upon the rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

         Mortgage-Backed Securities. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

         Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. Governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

         The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly, which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

         Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

         Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

         The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

         A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds.

         Additional Information on Mortgage-Backed Securities.

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the FHLMC. FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation

Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         FNMA is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

         The principal Government guarantor of mortgage-backed securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         The Fund expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

Underlying Mortgages

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages
(VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRM's, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Average Life

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

Returns on Mortgage-Backed Securities

         Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

         Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

         Non-Mortgage Asset-backed Securities. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

         Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

         The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

         While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

Borrowings

         The registered investment companies in the Nations Funds Family participate in an uncommitted line of credit provided by The Bank of New York under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus
 .50% on an annualized basis. The Agreement requires, among other things, that each participating Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement. Specific borrowings by a Fund under the Agreement over the last fiscal year, if any, can by found in the Funds' Annual Reports for the year ended March 31, 2000.

Commercial Instruments

         Certain Funds may purchase commercial instruments. Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. The Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by NFI's Board of Directors on the advice of the Adviser.

         Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Funds as previously described.

         Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. While some of these notes are not rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Adviser that similar criteria to that set forth above with respect to the issuers of commercial paper purchasable by the Prime Fund are met. Variable-rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser. See also the discussion of variable- and floating-rate instruments in this SAI.

         Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. A Fund may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

         Certain Funds also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations also may be purchased by the Fund when the borrowing company is already in default. In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

Combined Transactions

         Certain Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of a Fund to do so and where underlying hedging strategies are permitted by a Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

Convertible Securities

         Certain Funds may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. Except for the Convertible Securities Fund and High Yield Bond Fund, which may invest in convertible securities that are non-investment grade (e.g., rated "B" or below by S&P), the convertible securities purchased by a Fund will generally be rated in the top two categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments, as well as, an opportunity for capital appreciation by virtue of their conversion or exchange features.

         The convertible securities in which a Fund may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities, generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion exchange features. Convertible securities generally are subordinated to other similar debt securities but not to non-convertible securities of the same issuer. Convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Corporate Debt Securities

         Certain Funds may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participation based on revenue, sales or profit, or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Fund may also invest in corporate debt securities of foreign issuers.

         The corporate debt securities in which the High Yield Master Portfolio will invest will be rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or below by Moody's Investors Services, Inc. ("Moody's"). The corporate debt securities in which the Funds will invest will be rated investment grade by at least one NRSRO (e.g.,

BBB or above by S&P or Baa or above by Moody's. Commercial paper purchased by the Funds will be rated in the top two categories by a NRSRO. Corporate debt securities that are not rated may be purchased by such Funds if they are determined by the Adviser to be of comparable quality under the direction of the Board of Directors/Trustees of the respective Company. If the rating of any corporate debt security held by a Fund falls below such ratings or if the Adviser determines that an unrated corporate debt security is no longer of comparable quality, then such security shall be disposed of in an orderly manner as quickly as possible. A description of these ratings is attached as Schedule A to this Statement of Additional Information.

Custodial Receipts

         Certain Funds may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

Currency Swaps

         Certain Funds also may enter into currency swaps for hedging purposes and to seek to increase total return. In as much as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Fund and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by an NRSRO, or, if unrated, deemed by the Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser.

Delayed Delivery Transactions

         In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

Dollar Roll Transactions

         Certain Funds may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Equity Swap Contracts

         Certain Funds may from time to time enter into equity swap contracts. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. For example, the counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. A Fund will only enter into Equity Swap Contracts on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term.

         If there is a default by the counterparty to an Equity Swap Contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to Equity Swap Contracts. A Fund will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

         Certain Funds may from time to time enter into the opposite side of Equity Swap Contracts (i.e., where a Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract to reduce the amount of the Fund's equity market exposure consistent with the Fund's objective. These positions are sometimes referred to as Reverse Equity Swap Contracts.

         Equity Swap Contracts will not be used to leverage a Fund. A Fund will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. Since the SEC considers Equity Swap Contracts and Reverse Equity Swap Contracts to be illiquid securities, a Fund will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if the total value of such investments together with that of all other illiquid securities which a Fund owns would exceed any limitation imposed by the SEC Staff.

         The Adviser does not believe that a Fund's obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of a Fund's obligations over its respective entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

Foreign Currency Transactions

         Certain Funds may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

         Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund will direct its custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

         A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

         The Fund's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         The Funds are dollar-denominated mutual funds and therefore consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

         SPECIAL CONSIDERATIONS REGARDING EUROPE and the EURO: On January 1, 1999, eleven of the fifteen member countries of the European Union (EU) fixed their currencies irrevocably to the euro, the new unit

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

of currency of the European Economic and Monetary Union (EMU). At that time each member's currency was converted at a fixed rate to the euro. Initially, use of the euro will be confined mainly to the wholesale financial markets, while its widespread use in the retail sector will follow the circulation of euro banknotes and coins on January 1, 2002. At that time, the national banknotes and coins of participating member countries will cease to be legal tender. In addition to adopting a single currency, member countries will no longer control their own monetary policies. Instead, the authority to direct monetary policy will be exercised by the new European Central Bank. While economic and monetary convergence in the European Union may offer new opportunities for those investing in the region, investors should be aware that the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy.

         For those Funds that invest in euro-denominated securities (including currency contracts) there is the additional risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the Union. This has been the case in the first six months of 1999, when the initial exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.


Futures, Options and Other Derivative Instruments

         Futures Contracts in General. A futures contract is an agreement between two parties for the future delivery of fixed income securities or equity securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income or equity securities. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

         While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

         Futures Contracts on Fixed Income Securities and Related Indices. As noted in their respective Prospectuses, certain Funds may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Fund may enter into transactions in futures contracts that are based on U.S. Government obligations, including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Fund. For example, a Fund may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Fund may realize gains on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Fund could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Fund would be unable to take advantage of the resulting market advance without purchases of additional securities.

         The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of the above-referenced Funds, which hold or intend to acquire long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Fund, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Fund should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of transactions involving futures contracts on fixed income securities, a Fund will purchase the securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Fund to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained by a Fund will consist of cash, cash equivalents or high quality debt securities of the Fund in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such futures contracts.

         Stock Index Futures Contracts. Certain Funds may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Fund may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired.

         In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Fund expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Fund's futures positions would be closed out. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

         Options on Futures Contracts. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to purchase a position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         Options on Futures Contracts on Fixed Income Securities and Related Indices. Certain Funds may purchase put options on futures contracts in which such Funds are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Fund would write options on these futures contracts primarily for the purpose of terminating existing positions.

         Options on Stock Index Futures Contracts, Options on Stock Indices and Options on Equity Securities. Certain Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and they may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund would write options on such futures contracts primarily for the purpose of terminating existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Fund may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

         Further, while a Fund generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Fund would receive a fee, or a "premium," for the writing of the option. For example, where the Fund seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Fund would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Fund could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Fund may be required to forego the benefit of an intervening increase or decline in value of the underlying security.

         Options and Futures Strategies. The Adviser may seek to increase the current return of certain Funds by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the Adviser may at times seek to hedge against a decline in the value of securities included in the Fund or an increase in the price of securities that it plans to purchase for the Fund. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return. A Fund's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. investors. Additionally, with respect to a Fund's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of trade options as set forth in CFTC Rule 32.4, a Fund will not make these investments.

         The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Fund will not engage in options and futures transactions for leveraging purposes.

         Writing Covered Options on Securities. Certain Funds may write covered call options and covered put options on securities in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from a Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Fund may also write combinations of covered puts and calls on the same underlying security.

         A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

         Purchasing Put and Call Options on Securities. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

         A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         Purchase and Sale of Options and Futures on Stock Indices. A Fund may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, a Fund might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures. A Fund may purchase and sell interest rate futures contracts on foreign government securities including, but not limited to, debt securities of the governments and central banks of France, Germany, Denmark and Japan for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

         A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

         The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         Options on Stock Index Futures Contracts and Interest Rate Futures Contracts. A Fund may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

         Purchase and Sale of Currency Futures Contracts and Related Options. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

         A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

         The Fund will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Fund in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Fund. In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by a Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Fund falls below 100% of the market value of the put options written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

         If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

         Limitations on Purchase of Options. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's assets. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of any limitation on illiquid securities imposed by the SEC staff.

Risk Factors Associated with Futures and Options Transactions

         The effective use of options and futures strategies depends on, among other things, a Fund's ability to terminate options and futures positions at times when its the Adviser deems it desirable to do so. Although a Fund will not enter into an option or futures position unless the Adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. A Fund generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

         In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Funds' futures and options transactions.

         Risk of Imperfect Correlation. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Fund would, however, effect transactions in such futures or options only for hedging purposes.

         The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

         A Fund will purchase or sell futures contracts or options only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

         Potential Lack of a Liquid Secondary Market. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability effectively to hedge its securities, or the relevant portion thereof.

         The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Risk of Predicting Interest Rate Movements. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

         Trading and Position Limits. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds' investments.

         Regulations on the Use of Futures and Options Contracts. Regulations of the CFTC require that the Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, a Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

         When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

         The Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Funds may also further limit their ability to engage in such transactions in response to the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors/Trustees.

         Additional Information on Futures and Options

         As stated in the Prospectus, each Non-Money Market Fund, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of these Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise Price exceeds the value of the contract that is subject of the option.)

I.  Interest Rate Futures Contracts.

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

         Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Examples of Future Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract Purchase.

         The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

         In each transaction, expenses also would be incurred.

II.  Index Futures Contracts.

         A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future

                Hedge Objective: Protect Against Increasing Price

          Portfolio                               Futures

                                             -Day Hedge is Placed

Anticipate Buying $62,500                             Buying 1 Index Futures at 125
     Equity Portfolio                                 Value of Futures = $62,500/Contract

                                             -Day Hedge is Lifted-

Buy Equity Portfolio with                             Sell 1 Index Futures at 130
     Actual Cost = $65,000                            Value of Futures = $65,000/Contract
     Increase in Purchase                             Gain on Futures = $2,500
     Price = $2,500


                HEDGING A STOCK PORTFOLIO: Sell the Future Hedge

          Objective: Protect Against Declining (Value of the Portfolio)

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1.0
              Portfolio                               Futures

                                                 -Day Hedge is Placed

Anticipate Selling $1,000,000                      Sell 16 Index Futures at 125
     Equity Portfolio                              Value of Futures = $1,000,000

                                              -Day Hedge is Lifted-

Equity Portfolio-Own                               Buy 16 Index Futures at 120
     Stock with Value = $960,000                   Value of Futures = $960,000
     Loss in Portfolio                             Gain on Futures = $40,000
       Value = $40 000

      If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future

                Hedge Objective: Protect Against Increasing Price

              Portfolio                        Futures

                                       -Day Hedge is Placed
Anticipate Buying $62,500                    Buying 1 Index Futures at 125
     Equity Portfolio                        Value of Futures = $62,500/Contract

                                       -Day Hedge is Lifted-

Buy Equity Portfolio with                    Sell 1 Index Futures at 120
     Actual Cost = $60,000                   Value of Futures = $60,000/Contract
     Decrease in Purchase                    Loss on Futures = $2,500/Contract
     Price = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future

                   Hedge Objective: Protect Against Declining

                             Value of the Portfolio

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1.0


              Portfolio                            Futures
                                            -Day Hedge is Placed

Anticipate Selling $1,000,000                      Sell 16 Index Futures at 125
     Equity Portfolio                              Value of Futures = $1,000,000
                                            -Day Hedge is Lifted-

Equity Portfolio-Own                               Buy 16 Index Futures at 130
   Stock with Value = $1,040,000                   Value of Futures = $1,040,000
   Gain in Portfolio = $40,000                     Loss of Futures = $40,000
     Value = $40 000

III.  Margin Payments

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  Risks of Transactions in Futures Contracts

         There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at Al. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of Price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.  Options on Futures Contracts.

         The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

         Accounting Treatment.

         Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Guaranteed Investment Contracts

         Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

         A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

         A Money Market Fund will acquire GlCs so that they, together with other instruments in such Fund's portfolio which are not readily marketable, will not exceed applicable limitations on such Fund's investments in illiquid securities. A Money Market Fund will restrict its investments in GlCs to those having a term of 397 days or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining under the next readjustment of the guaranteed interest rate.

Insured Municipal Securities

         Certain of the Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Securities at the time of its original issuance. In the event that the issuer defaults with respect to interest or principal payments, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

Interest Rate Transactions

         Among the strategic transactions into which certain Funds may enter are interest rate swaps and the purchase or sale of related caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service, Inc. or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

Lower Rated Debt Securities

         The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

         The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

         Since the risk of default is higher for lower rated securities, the Adviser will try to minimize the risks inherent in investing in lower rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

         Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower rated debt securities are not fundamental and may be changed at any time without shareholder approval.

         While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Fixed-income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to a Fund.

         The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Municipal Securities

         Generally. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal securities may include variable- or floating- rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

         Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

         Municipal securities may include participations in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

         Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation is ordinarily backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Funds' ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

         The Funds will not invest more than 5% of their total investment assets in lease obligations that contain "non-appropriation" clauses where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the governmental borrower, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation,
(3) appropriates covenants will be obtained from the obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of probability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. The Funds have not imposed any percentage limitations with respect to their investment in lease obligations not subject to the "non-appropriation" risk. To the extent municipal leases are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such borrower, including its ability to meet contractual payment obligations.

         In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser for each Fund will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold;
(3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the obligor/government borrower will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and (5) the legal recourse in the event of failure to appropriate.

         Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein, which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

         In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

         Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

         There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

         Opinions relating to the validity of Municipal Securities and to the excludability of interest thereon from Federal income tax or state income tax are rendered by counsel to the issuer or bond counsel at the time of issuance.

Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for opinions relating to the validity of such issuance.

         The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands are a separate "issuer" as that term is used in the Prospectuses and this SAI. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Although the Municipal Income Fund and the State Municipal Bond Funds invest primarily in Municipal Securities with long-term maturities, the Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds invest primarily in Municipal Securities with intermediate-term maturities, they may also purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes, and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. The State Intermediate Municipal Bond Funds may also invest in long-term tax-exempt instruments.

         Certain types of Municipal Securities (private activity bonds) have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Moreover, with respect to Municipal Securities issued by Florida, Georgia, Kansas, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia issuers, NFT and NFST with respect to the Kansas Fund, cannot predict which legislation, if any, may be proposed in the state legislatures or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities generally, or Florida, Georgia, Kansas, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia Municipal Securities specifically, for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         California. The following information relates specifically to California Reserves and the California Municipal Bond Fund: This summary does not purport to be a comprehensive description of all relevant facts. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, the information presented herein has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, the estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

         Economic Factors

         Fiscal Years Prior to 1995-96. Pressures on the State's budget in the late 1980's and early l990's were caused by a combination of external economic conditions and growth of the largest General Fund Program--K-14 education, health, welfare and corrections--at rates faster than the revenue base. These pressures could continue as the State's overall population and school age population continue to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders. In addition, the State's health and welfare programs are in a transition period as result of recent federal and State welfare reform initiatives.

         As a result of these factors and others, and especially because a severe recession between 1990-94 reduced revenues and increased expenditures for social welfare programs, from the late 1980's until 1992-93, the State had period of significant budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak on June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfers of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

         Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire such deficits in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year Plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

         Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

         For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

         1995-96, 1996-97 and 1997-98 Fiscal Years

         With the end of the recession, and a growing economy beginning in 1994, the State's financial condition improved markedly in the last two fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The last of the recession-induced budget deficits was repaid, allowing the SFEU to post a positive cash balance for only the second time in the l990's, totaling $1.8 billion as of June 30, 1998. The State's cash position also returned to health, as cash flow borrowing was limited to $3 billion in 1996-97, and no deficit borrowing has occurred over the end of these last two fiscal years.

         In each of these two fiscal years, the State budget contained the following major features:

     1. Expenditures for K-14 schools grew significantly, as new revenues were directed to school spending under Proposition 98. These additional funds allowed several new education initiatives to be funded, and raised K-14 per-pupil spending to around $4,900 by Fiscal Year 1996-97. See "STATE FINANCES" - Proposition 98".

     2. The Budgets restrained health and welfare spending levels, holding to reduced benefit levels enacted in earlier years, and attempted to reduce General Fund spending by calling for greater support from the federal

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

         government. The State also attempted to shift to the federal government a larger share of the cost of incarceration and social services for illegal aliens. Some of these efforts were successful, and federal welfare reform also helped, but as a whole the federal support never reached the levels anticipated when the budgets were enacted. These funding shortfalls were, however, filled by the strong revenue collections, which exceeded expectations.

     3. General Fund support for the University of California and the California State University system grew by an average of 5.2 percent increase, 3.3 percent and 6 percent per year, respectively, and there were no increases in student fees.

     4. General Fund support for the Department of Corrections grew as needed to meet increased prison population. No new prisons were approved for construction, however.

     5. There were no tax increases, and starting January 1, 1997, there was a 5 percent cut in corporate taxes. The suspension of the Renter's Tax Credit, first taken as a cost-saving measure during the recession, was continued.

         As noted, the economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. As a result, there was no dramatic increase in budget reserves, although the accumulated budget deficit from the recession years was finally eliminated in the past fiscal year.

         1998-99 Fiscal Year

         On January 9, 1998, the Governor projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. In May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected on January 9, 1998. The Governor proposed that most of this increased revenue be dedicated to fund a 75% cut in the Vehicle License Fee ("VLF").

         For the current fiscal year, the State legislature did not adhere to the constitutional requirement that it adopt its budget for the upcoming fiscal year by midnight of June 15th. On July 22, 1998, the Legislature unanimously passed an $18.9 billion emergency-spending bill to cover the costs of, among others, bond payments, paychecks for state workers, retirement pensions, prisons, school and welfare programs from July 1st through August 5th. The Legislature passed the Budget Bill on August 11, 1998.

         Fiscal Year 1999-00 Budget Act

         On June 16, 1999, the Governor signed the Budget Act. The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion after the Governor used vetoed certain expenditures by $581 million (both General Fund and special fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Governor's staff estimated that the State's budget reserve fund would have a balance at June 30, 2000, of about $880 million. Not included in this amount was an additional $300 million that after vetoed items were deducted was reallocated to provide funds for employee salary increases and other matters such as litigation expenses.

         The following were the major features of the 1999-00 Budget Act:

         Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, approximately an additional $108.6 million than the minimum Proposition 98 guarantee. The 1999-00 funds were allocated for major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding bonuses for teachers, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities. The Budget includes $310 million for repayment of school loans.

         Funding for higher education increased substantially above the 1998-99 level. General Fund support was increased by $184 million (7.3 percent) for the University of California and $126 million (5.9 percent) for the

California State University system. In addition, Community Colleges funding increased by $324.3 million (6.6 percent).

         The Budget included increased funding of nearly $600 million for health and human services.

         Additional funds including $800 million from the General Fund will be directed toward infrastructure costs, including $425 million in additional funding for an Infrastructure Bank, costs related to prison construction, additional equipment for train and ferry service as well as deferred maintenance expenses for state parks.

         The Legislature also enacted a one-year additional reduction of 10 percent of the VLF for calendar year 2000, at a General Fund cost of about $250 million in each of Fiscal Year 1999-00 and 2000-01 cover costs related to lost funding to local governments.

         Proposed 2000-01 Fiscal Year Budget

         On January 10, 2000, the Governor released his proposed budget for Fiscal Year 2000-01 (the "Proposed Budget"). The Proposed Budget generally reflects that General Fund revenues for Fiscal Year 1999-00 will be higher than projections made at the time of the 1999 Budget Act. The Proposed Budget also reflects the latest estimated costs or savings as provided in various pieces of legislation passed and signed after the 1999 Budget Act. Revised 1999-00 revenues are $65.2 billion or $2.2 billion higher than projections at the time of the 1999 Budget Act. Revised 1999-00 expenditures are $65.9 billion or $2.1 billion higher than projections at the 1999 Budget Act.

         The Proposed Budget projects General Fund revenues and transfers in 2000-01 of $68.2 billion. This includes anticipated payments from the tobacco litigation settlement of $387.9 million and the receipt of one-time revenue from the sale of assets.

         The Proposed Budget provides for General Fund expenditures of $68.8 billion. Included in the Proposed Budget are set-asides of $500 million for legal contingencies and $100 million for various one-time legislative initiatives. At the time of the release of the Proposed Budget, the projected the budget reserve fund would have balance of about $2.420 billion at June 30, 2000, compared to the amount of $880 million projected at the time the 1999 Budget Act was signed on June 29, 1999.


         Constitutional, Legislative and Other Factors

         Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

         Revenue Distribution. Certain Debt Obligations in the California Municipal Bond Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

         Health Care Legislation. Certain Debt Obligations in the California Municipal Bond Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

         The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to MediCal beneficiaries in the future.

         Under this approach, in most geographical areas of California, only those hospitals which enter into a MediCal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

         California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

         These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

         Mortgages and Deeds. Certain Debt Obligations in the California Municipal Bond Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

         Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

         In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

         Certain Debt Obligations in the California Municipal Bond Fund may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

         Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

         Proposition 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

         Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

         Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

         Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added
Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

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

         Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

         Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

         During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

         Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July l, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

         Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

     1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

     2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

     3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

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

     4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

     5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

     6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

     7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

     8. Permits these provisions to be amended exclusively by the voters of the State of California.

         In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, 230 Cal. App.3d 1058, 282 Cal. Rptr. 27 (1991) , subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

         In Santa Clara Local Transportation Authority v. Guardino, 11 Cal. 4th 220 (1995), reh'g denied, modified [45 Cal. Rptr. 2d 204] (1995), the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

         California Senate Bill 1590, introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

         Proposition 218. On November 5, 1996, the voters of the State of California approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act." Proposition 218 adds Articles XIIIC and XIIID to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

         Article XIIIC of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

         Article XIIIC of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the 1995 California

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State Supreme Court decision in Rossi v. Brown, 9 Cal. 4th 688 [38 Cal. Rptr. 2d
363] (1995), which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

         The initiative power granted under Article XIIIC of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

         Article XIIID of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

         Article XIIID of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

         Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

         Other Investment Information. The investment adviser believes that it is likely that sufficient California Municipal Securities will be available to satisfy the investment objective, policies and limitations of the California Municipal Bond Fund, and to enable the Fund to invest at least 50% of its total assets in California Municipal Securities at the close of each of its fiscal quarters. In meeting this investment policy the Fund may invest in Municipal Securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 35% of the Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser in light of the Fund's investment objective and policies. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

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         If the Trust's Board of Trustees, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the Fund's total assets in California Reserves and the California Municipal Bond Fund at the close of each quarter of the Fund's taxable year, the Board would re-evaluate each Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

         The following information relating to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds supplements information relevant to each of those Funds in the related Prospectuses.

         Florida. Florida is the fourth most populous state with an estimated 1999 population of 15,322,040. By the year 2005, population will likely exceed
16.8 million. Population growth has historically been driven by retirement migration with local economies weighted heavily in tourism and agriculture. Over the past twenty years, retirement, agriculture and tourism have been complemented by high technology jobs, service sector jobs and international trade. In the meantime, the three traditional industries have taken on global character. Trade and tourism, for example, have become international and this has fueled foreign retirement migration.

         The health of the national economy plays an important role in Florida's fiscal soundness and economic development. Today, as this country enters its ninth year of economic expansion, population growth in Florida, since 1990, has averaged in excess of 204,000 per year. Local growth is supported by strength in other regions of the county which become source feeder markets for population growth in Florida.

         The emergence of Florida as the fourth most populous state in the United States has placed significant pressure on state and local government to provide infrastructure and municipal and urban services. During the 1980's, growth was so rapid that a significant backlog of need emerged which today, is still being filled. Across the state, construction of new highway systems, airport expansions, local school and university systems, hospitals and jails are being put in place. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 1999, real property values exceeded $828 billion, a 7.27% increase over 1998. Residential property values accounted for over $544 billion in value. In addition to the rapid population growth and resulting increases in improved residential properties, commercial and industrial valuations have also grown consistently. There is now over $125 billion in improved real property value in commercial and industrial properties in Florida.

         One reason commercial and industrial values have increased is the strategic nature of the industries that have located and grown in the State. The Florida industrial base is concentrated in high technology industries such as electronics, medical equipment, laser optics, computer simulation and space travel. As a result, while defense contract spending has declined nationally by over 25 percent, in real terms, from 1985 to 1999, Florida's value of defense contracts has increased 25 percent to nearly $6.8 billion in 1999 from $5.5 billion in 1998.

         With increasing demands for services and comparatively low taxes, Florida has experienced a rapid growth in the volume of bond debt. However, because of rapid population growth however, per capita state debt remains well below the national average. In 1998, the outstanding average state debt per capita, among all states, was $1,790, compared with $1,138 per capita in Florida.

         The Growth Management Act of 1985 and the concurrency rules promulgated has affected Florida's economic growth and development in some regions of the State and could continue to impact the economy in the future. Concurrency means that the services and infrastructure caused by new development must be in place on or before such new development is operational. In addition, the location of new development will be more carefully scrutinized with the respect to environmental sensitivity and natural resource limitations. Growth management legislation will affect all areas of the State with varying degrees of impact depending on the specific local conditions such as, existing infrastructure capacity, local environmental constraints, and limitations on natural resources such as potable water and habitat preservation. Having now experienced more than thirteen years subject to growth management rules, it appears that the Growth Management Act of 1985 has, on balance, been beneficial. Growth management has helped improve quality of life, ease infrastructure shortfalls and focused the State agenda on preserving quality of life through growth management regulation and other funded environmental land preservation programs. Under the current state administration, a trend is developing where local development and growth management issues are being turned back to the county level. This may increase partnership at the local level as well as an increase in the number of special interest groups at the county level.

         Within Florida, regional economies perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of regional economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production.

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         Southeast Florida includes Miami, Fort Lauderdale, West Palm Beach, and the Florida Keys. This area is highly urban and economically diverse. Tourism, retirement, high technology computer manufacturing, medical industries, international trade, winter vegetable crops and sugar cane production are the prominent features of this area. Hurricane Andrew struck South Dade County in Fall, 1992. Some 80,000 homes were destroyed along with local businesses and Homestead Air Force Base. Since the hurricane, approximately 80 to 90 percent of the homes have been restored. The restoration and rebuilding process is now essentially complete. Over the long term, the effects of the hurricane may speed the suburbanization of South Florida. However, in the interim, extensive reinvestment and redevelopment is still needed. Other factors helping to diminish agriculture locally include environmental preservations in sugarcane lands, the effect of foreign competition due to NAFTA on local winter fruit and vegetable growers and citrus canker which has destroyed most of the lime groves in the region. In 1998, Florida led the nation in housing starts. The demand for new single and multifamily homes should remain robust. Across the State, new construction and renovations to existing structures is fueling the construction industry. Redevelopment of the Orlando Naval Training Center and the construction of Florida Gulf Coast University in Ft. Myers are worthy examples of new infrastructure meeting the demands of increasing population.

         In Broward and Palm Beach Counties, in particular, growth management's concurrency requirements have played a significant role in limiting economic expansion as compared with other regions of the State because of the lack of infrastructure capacity. Community consensus based long range planning efforts recently have been undertaken in northern Palm Beach County. These efforts are a recognition of the pause in growth that has occurred and over time will help the area accommodate new development. Recent property sales from the MacArthur Foundation land holdings in northern Palm Beach County will also prompt new development there.

         Southwest Florida has emerged as a strong growth market. Traditionally, very retirement oriented, the region's economy has begun to diversify through increased employment opportunities and migration southward of citrus production. Increased employment opportunity has occurred due to the overall size of the market and improvements in infrastructure capacity. The improvement in transportation access also has helped tourism and as a result indirectly buoyed population growth rates by providing exposure and increased awareness of the region as a retirement destination among visitors. The State of Florida has opened Florida Gulf Coast University in Lee County, near the Fort Myers airport. This is the State's 10th university in the public university higher education system. Florida Gulf Coast University will accommodate 10,000 students within a decade and provide opportunities for synergy between industry and education.

         Central Florida is a premier world class resort/vacation destination. The presence of Disney World, Universal Studios and other tourist oriented recreational parks drives the central Florida economy. While the total size of the market has grown rapidly, the economy is dependent on tourism and population growth. Locally, the tourism industry has been more stable and seen better growth over the past three decades than either the manufacturing or services sectors. Two additional local industry concentrations, the laser/optical research node and motion picture industries are helping to diversify the local economy. Universal Studios has begun to expand its motion picture and theme park facilities. Disney World has opened its fourth theme park, "Animal Kingdom," covering 500 acres. Disney's Celebration community of residential and commercial activity is the fastest absorbing residential community in Central Florida. Strong growth in tourism and large land areas available for expansion suggests this region will lead the state in population growth in the near term. International tourism has fueled the growth of an international retirement and second home market throughout Florida. Today, in the tourist areas of the market, one fifth of new homes built are sold to foreign retirees or vacation homeowners. Places of origin include England, Germany, South America, and Puerto Rico. International retirement markets are also growing in southwest and Southeast Florida. There were 44 million visitors to the Orlando market in 1999. The hotel market has been strong with 7,000 new hotel rooms added in 1999.

         North Florida is rural in many areas. Jacksonville is the major city in North Florida. The logging and paper industries, defense and retirement dominate the local economy. The insurance industry also has a strong presence in Jacksonville. Growth in North Florida peaked in the mid 1980's, coinciding with the military defense buildup, prior to the full implementation of growth management legislation. As urbanization and living costs increase in the south and central parts of the State, population growth from national retirement migration sources are increasing locally. Some large local land holders are shifting focus away from forestry and agriculture to residential development of land resources. This shift may be due in part to anticipated long term climate change.

         The Florida panhandle is quite rural with reliance on tourism, defense and state government for employment

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opportunities. This area of the State has the lowest per capita incomes and the smallest volume of population growth. With the uncertainty of state budget funding in recent years and continuing defense cutbacks, strong growth in this region of the State is not expected. Coastal counties, however, remain attractive to continued economic development and retirement migration because of the pristine beaches along the Gulf of Mexico.

         In general, pursuant to the Florida Constitution and certain statutory provisions, there are two basic types of obligations that may be issued in the State of Florida: general obligation bonds and revenue bonds.

         General obligation bonds are also known as full faith and credit bonds because their repayment is based on the general credit and taxing power of the borrowing government. The ad valorem tax is the most common source of revenue pledged for the repayment of general obligation bonds. Being tax-supported, general obligation bonds are typically used to finance the capital portion of tax supported general purpose governmental projects, with public buildings, roads, criminal justice facilities, and schools being the most common. Only units of local government with taxing power can levy and collect ad valorem taxes. The State of Florida has no ad valorem taxing power. General obligation bonds payable from ad valorem taxes and maturing more than twelve months (other than certain refunding bonds) after issuance may be issued to finance capital projects authorized by law and only if the issuance of such bonds is approved by the qualified electors.

         Revenue bonds are obligations of a unit of government payable solely from the revenues of a particular enterprise, such as a water and sewer system, or from the revenues derived from a particular facility or user, or from non-ad valorem revenues, such as the sales tax, or from other special funds authorized to be pledged as additional security. Revenue bonds may also be payable from non-specific revenues budgeted each year by the issuer. Unlike general obligation bonds, revenue bonds do not constitute a debt of the issuing unit or a pledge of its faith and credit, and they are not backed by the issuer's taxing power.

         A test was developed by the Florida Supreme Court for analyzing the constitutional ability of an issuer to issue revenue bonds where a significant portion of the proceeds would be used for private or non-governmental benefit. Generally, these types of securities are referred to as industrial revenue bonds or private activity bonds. Unless a particular use for the proceeds of a private activity bond has been constitutionally or legislatively sanctioned (such as multifamily and single family housing revenue bonds) or tested in the courts, a determination must be made that the project to be financed with the proceeds of the private activity bond will serve a paramount public purpose. The paramount public purpose doctrine is designed to protect public funds from being exploited in assisting or promoting private ventures when the public would be, at the most, only incidentally benefited. Generally, an issuer may pledge something less than all of its available non-ad valorem revenues without voter approval, subject to the parameters established by the Florida Supreme Court.

         The Florida courts have validated debt obligations commonly referred to as certificates of participation or "COPS." In a typical COPS transaction, the issuer leases either real or personal property from a special purpose corporation. The special purpose corporation assigns its rights to the lease payments to a corporate trustee who in turn issues certificates evidencing an undivided proportionate interest of the owners of such certificates to receive the lease payments. The lease payments made by the issuer may be derived from both ad valorem and non-ad valorem revenues of the issuer. Although ad valorem taxes can be used to make the lease payments, the Florida Supreme Court has held that a referendum is not required because the obligation to make lease payments is an annual obligation subject to renewal each year. If the issuing body elects not to renew its lease for the next succeeding year and therefore fails to appropriate the necessary moneys to make lease payments, the holders of the COPS would be limited to the remedies available under the lease. At least one Florida court has upheld the right of a governmental unit to not exercise the annual renewal option of its lease.

         When a mortgage, with a right of foreclosure, on real or personal property (owned by a unit of government) is given to secure a bond, the Florida courts have held that a pledge of such mortgage requires voter approval. In effect, ad valorem taxes are indirectly pledged because, as the Florida Supreme Court reasoned, the legislative body affected by such foreclosure might feel "morally compelled" to levy taxes to prevent the loss of assets through foreclosure. As a result, the majority of revenue bonds issued in the State of Florida are not additionally secured by a mortgage on the governmental property being financed. This prohibition is applicable even if the issuer has no taxing power.

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         In Florida, the Division of Bond Finance has authority over the issuance of State bonds pledging the full faith and credit of the State and the issuance of revenue bonds payable solely from funds derived from sources other than State tax revenues or rents or fees paid from State tax revenues.

         Pursuant to the Florida Constitution, moneys sufficient to pay debt service on State bonds must be appropriated as the same become due. Furthermore, to the extent necessary, all State tax revenues, other than trust funds, must be available for such appropriation purposes.

         At the November 1994 general election, voters in the State approved an amendment to the Florida Constitution limiting the amount of taxes, fees, licenses and charges imposed by the State and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State Legislature. The limit is effective starting with fiscal year 1995-1996. Any excess revenues generated will be deposited in the budget stabilization fund until it is fully funded and then refunded to taxpayers. Included among the categories of revenues which are exempt from the proposed revenue limitation, however, are revenues pledged to state bonds and charges for services imposed by local, regional or school district governing bodies.

         The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed fifty percent of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust.

         State bonds pledging the full faith and credit of the State, except certain refunding bonds, generally may be issued only to finance or refinance the cost of State fixed capital outlay projects subject to approval by a vote of the electors. However, State bonds pledging the full faith and credit of the State may be issued without a referendum to finance the construction of air and water pollution control and abatement and solid waste disposal facilities to be operated by a political subdivision of the State or by an agency of the State.

         All forms of taxation other than ad valorem taxes are preempted to the State, except as provided by general law. The State is prohibited from collecting ad valorem taxes, which are taxes that are levied on real estate or tangible personal property.

         Revenue bonds may be issued by the State of Florida or its agencies without voter approval only to finance or refinance the cost of state capital projects payable solely from funds derived from sources other than state tax revenues or rents or fees paid from state tax revenues.

         Bonds issued pursuant to the State Bond Act must be validated in accordance with Florida Statutes. Once an issuer decides to finance a project with bonds issued pursuant to the State Bond Act, a bond validation proceeding is held in circuit court to determine whether the proposed bond issuance complies with Florida law. The court makes findings on the questions of whether the issuing body had the power to incur bonded debt and whether it exercised that power in accordance with the law. The court may not weigh the fiscal feasibility of the proposed bonds in the validation determination. The circuit court judgment is final on all matters, other than constitutional issues, raised at the validation hearing after time for appeal to the Supreme Court of Florida has elapsed. Refunding bonds and bonds issued to finance or refinance capital outlay projects for the system of public education are not required to be validated.

         The legislature has the power to confer on political subdivisions the power to issue bonds, notes and other forms of indebtedness, except as otherwise restricted by State and federal constitutional provisions, and such power is conferred on municipal corporations, cities, counties and a variety of other specially created districts and authorities. The bond validation process described above is also available to such units of local government. In most cases, bond validations are not statutorily mandated and many general obligation and revenue bond issues have not been validated.

         Generally, the Florida Constitution and Florida Statutes require that the budget of the State and that of the units of local government in the State be kept in balance from currently available revenues during each fiscal year. If revenues collected during a fiscal year are less than anticipated, expenditures must be reduced in order to comply with the balanced budget requirement.

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

         Florida Statutes provide for a statewide maximum bond interest rate which is flexible with the bond market and from which are exempted bonds rated in one of the three highest ratings by nationally recognized rating services. Nevertheless, upon request of a governmental unit, the State Board of Administration may authorize a rate of interest in excess of the maximum rate, provided relevant financial data and information relating to the sale of the bonds is submitted to the State Board.

         The Florida Sunshine Law, among other things, precludes public officials from meeting with respect to the issuance of bonds other than at duly noticed public meetings of the governmental entity. These provisions apply to all meetings of any board or commission of any State agency or authority, or of any county, municipal corporation, or political subdivision. No resolution, rule, or formal action is considered binding except as taken at such duly noticed public meetings.


         Georgia. The State of Georgia (the "State") has one of the lowest per capita state government debt levels in the United States. This is reflective of the very conservative fiscal approach historically taken by the State's elected officials, even when the State is enjoying a strong economy, as it has over the past few years (Georgia is currently the third fastest growing state in the nation, and the fastest growing state east of the Rocky Mountains).

         General obligation bonds of the State are typically issued pursuant to powers granted under Article VII, Section IV of the Constitution of the State of Georgia (the "Georgia Constitution"), which provides that such bonds are the direct and general obligations of the State. The key language is set out in
Article VII, Section IV, Paragraph VI of the Georgia Constitution, which provides as follows:

         "The full faith, credit and taxing power of the state are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). Such debt may be validated by judicial proceedings in the manner provided by law. Such validation shall be incontestable and conclusive."

         Article VIII, Section IV, Paragraph III of the Georgia Constitution further mandates that the General Assembly "shall raise by taxation and appropriate each fiscal year... such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt." This paragraph further provides for the establishment of a special trust fund which is designated the "State of Georgia General Obligation Debt Sinking Fund" which is used for the payment of the annual debt service requirements on all state general obligation debt.

         Article VII, Section IV, Paragraph II of the Georgia Constitution establishes certain debt limitations. The paragraph essentially provides that the cumulative annual debt service for both general obligation debt and guaranteed revenue debt may not exceed 10% of the total revenue receipts, less refunds paid to the State treasury, in the preceding fiscal year.

         The Georgia Constitution also prevents State departments and agencies from circumventing these debt limitation provisions by prohibiting such departments and agencies from executing contracts which may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution).

         The Georgia Constitution does authorize the State to incur: "Public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred." (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) However, since this provision of the Constitution was enacted, the State has never incurred such temporary debt.

         Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require a validation by a judicial proceeding prior to the issuance of such obligations. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution. (See
Article VII, Section IV, Paragraph VI of the Georgia Constitution).

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

         The State government operates on a fiscal year beginning on July 1st and ending on June 30th. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which the State budget is based; that budget is then debated, amended, and approved by the Georgia General Assembly. As of June 30, 1999, the State had a revenue shortfall reserve fund of $380,883,293.88. Total net revenue collections for the fiscal year ending on June 30, 1999 were $12,068,477,627, which represented a 8.8% increase over fiscal year 1998 collections of $11,090,776,896. Additionally, Georgia received $646,703,000 in revenue from the Georgia Lottery Corporation in fiscal year 1999; all lottery revenues are earmarked for educational expenditures.

         In recent years, the State has enjoyed unprecedented growth with a balanced economy that is not reliant upon any particular industry. Georgia leads the world in carpet manufacturing in the northwest sector of the state and has a significant textile and apparel industry. General Motors and Ford both have major automobile assembly plants in the metropolitan Atlanta area, which has virtually full employment. The real estate and construction industry is booming, particularly in the metro Atlanta area. One such project is the $1.2 billion expansion in downtown Atlanta announced by Turner Broadcasting System/Time Warner. The Georgia Department of Industry, Trade and Tourism has been very active and very successful in recent years in attracting a wide diversity of new manufacturing companies which have constructed major facilities in the State and also new distribution centers. One of the key factors contributing to this success is Georgia's location, which places Georgia's manufacturers and distributors within two truckload days of over 75% of the nation's industrial market and largest consumer markets. The Port of Savannah is the country's ninth busiest container port, and Atlanta's Hartsfield International Airport is currently the busiest airport in the world. Passengers departing from Hartsfield can reach 80% of the nation's population with a flight of two hours or less.

         Because of the diversity of the State's economy, it is not likely to be at risk for a recession in the near future. The strength of the State's economy is not reliant upon one industry or one major group of companies. The statewide unemployment in April, 2000 was at 3.1%, the lowest level since the Georgia Department of Labor began keeping monthly unemployment records. Statewide jobs reached the four million mark and according to Donald Ratajczak, the Director of Georgia State University's economic forecasting center, the economy is predicted to grow in calendar year 2000 at the robust rate of 4.5%. The State holds the headquarters of such top flight companies as Home Depot, The Coca-Cola Company, BellSouth Corp., Georgia-Pacific, Delta Airlines, Coca-Cola Enterprises (the selling company), AFLAC and Genuine Parts. The State's economic future is very bright.

         As reported by the Attorney General's Office in a March 1, 2000 letter to the State Auditor (the "Audit Response") in accordance with and limited by the ABA Statement of Policy Regarding Lawyers' Responses to Auditors' Request for Information (December 1975), certain claims have been asserted against the State or its departments or agencies:

         Age International, Inc. v. State (two cases), Fulton Superior Court Civil Action No. E-3793 and Fulton Superior Court Civil Action No. E-25073. These two cases are suits for refund seeking about $153,000,000, including claimed interest, plus additional interest, for liquor taxes allegedly paid by out-of-state distillers. Plaintiffs are challenging the constitutionality of Georgia's import tax on liquor, see Ga. Laws 1985, p. 665 (O.C.G.A. ` 3-4-60), on Commerce Clause and related grounds. Georgia's pre-1985 liquor tax statute was held by the U.S. Supreme Court to violate the Commerce Clause. See James B. Beam Distilling Co. v. Georgia, 501 U.S. 529 (1991). The trial court granted the State's motions for summary judgment, and 12 of the 23 claimants have appealed. The total principal amount of the refund claims by the 12 plaintiffs who did appeal now appears to be about $42,000,000; while the total principal amount of the refund claims by the 11 plaintiffs who did not appeal, which seem to be conclusively resolved in favor of the State by virtue of the trial court's judgment, now appears to be about $54,000,000. The appeal has not been docketed in the Georgia Supreme Court.(2)

         Atlantic Coast Mechanical v. R.W. Allen-Beers, J.V. v. Board of Regents and Bovis Constr. Corp., Fulton Superior Court Civil Action No. 1999CV05670; Metro Waterproofing, Inc. v. R.W. Allen-Beers, J.V. v. Board of Regents and Bovis Constr. Corp., Fulton Superior Court Action No. 1999CV09227; DACA, Inc. v. R.W. Allen-
----------
   (1) Since issuance of the Audit Response, the appeal has been docketed and is pending.

Beers v. Board of Regents and Bovis Constr. Corp., Fulton State Court Civil Action File No. 99V50155601-J, Cleveland Constr., Inc. v. R.W. Allen-Beers, J.V.
v. Board of Regents and Bovis Constr. Corp., Fulton Superior Court Civil Action No. 1999CV15357. The Children's Medical Center project in Augusta, Georgia, has generated approximately $11 million in delay, equitable adjustment, and design claims from 30 subcontractors and the construction manager, R.W. Allen-Beers J.V. The total project cost is $44 million, with construction administration services being provided by Bovis Construction Corp. as the program manager. Several subcontractors have filed lawsuits against Beers and the surety, with Beers filing corresponding third-party complaints against the Board of Regents of the University System of Georgia and Bovis. Bovis has been working through the contract dispute resolution process with all parties to resolve the claims. The first lawsuit is brought by Atlantic Coast Mechanical for $5 million. The second lawsuit is brought by Metro Waterproofing (roofing) for $114,000. In the third lawsuit, DACA (painting) is claiming $525,540. The fourth lawsuit, brought by Cleveland Construction, Inc. (electrical), claims $1,000,000 plus and is just entering discovery. Extensions for discovery (by consent) have been filed in the first three cases. There are other major claimants (six to seven figure claims) that have not filed suit as of yet. Discovery proceedings in the filed lawsuits and settlement negotiations for all claims are continuing.

         DeKalb County, et al. v. State, et al., Fulton Superior Court Civil Action No. E-67520 (filed March 13, 1998). This suit, against the State of Georgia, the Department of Revenue, the Governor (in his official capacity), and the Commissioner of the Department of Revenue (in his personal and official capacities), alleges improper collection and distribution by the state and its agencies of the Homestead Option Sales and Use Tax, a local option sales tax in effect in DeKalb County since July, 1997. DeKalb's complaint, as amended, seeks an accounting, mandamus, injunctive relief, declaratory judgment, unjust enrichment, bailment, inverse condemnation, and a determination that O.C.G.A. ` 48-8-67 (a law enacted during the pendency of the lawsuit) is unconstitutional. The complaint, as amended, seeks damages of $27.7 million. Subsequently, DeKalb County has re-estimated its alleged damages variously as $19, $15, and $12 million. DeKalb County's action was dismissed by the trial court, and this dismissal was affirmed in part and reversed in part by the Georgia Supreme Court in an order dated February 22, 1999. The Supreme Court's decision remands to the trial court the accounting claim on the question of whether the Department of Revenue made reasonable efforts to identify county tax proceeds that have been determined by the Department to be unidentifiable to any county. This case is in discovery in the trial court.

         Ellis-Don Construction, Inc. v. Georgia State Financing and Investment Commission, Fulton Superior Court Civil Action No. 2000CV18524. Construction on the Animal Health Research Center at the University of Georgia has generated an $8.2 million delay, equitable adjustment, and design claim from the contractor, Ellis-Don Construction, Inc. The State believes it has significant counterclaims to assert against Ellis-Don. The case is now entering the discovery phase.

         General Motors Acceptance Corp. v. Jackson, Fulton Superior Court Civil Action No. 1999CV06252 ("GMAC"), Bank of America, N.A. as successor by merger to NationsBank, N.A. v. Jackson, Fulton Superior Court Civil Action No. 1999CV10366; Chrysler Financial Co. LLC v. Jackson, Fulton Superior Court Civil Action No. 1999CV10369; SunTrust Bank, Atlanta, et al. v. Jackson, Fulton Superior Court Civil Action No. 1999CV10385; First Union National Bank v. Jackson, Fulton Superior Court Civil Action No. 1999CV12508. These suits by financial institutions seek refunds of sales taxes, based upon alleged bad debts on installment sales contracts purchased from Georgia motor vehicle dealers, in the approximate respective amounts of $300,000, $2,500,000, $2,000,000, $1,400,000 and $459,000. The total principal amount of these and all similar, pending administrative claims for refund (for the years 1991-1999) is approximately $36,000,000. The four cases filed after the GMAC case have been temporarily stayed pending the outcome of the GMAC case. After the filing of cross-motions for summary judgment in the GMAC case, the Superior Court ruled in favor of the Defendant State Revenue Commissioner. GMAC's appeal of the decisions of the Superior Court has not yet been docketed in the Georgia Court of Appeals.(1)

         James Andrew Coleman v. United States of America, et al., Federal District Court for the District of Columbia Case No. 1:98cv025559. This civil action was filed against the Unites States, the "Executive Branch federal defendant," William Jefferson Clinton, the State of Georgia, the State of Mississippi, and the State of South

----------
(1) Since issuance of the Audit Response, the appeal has been docketed and is pending.

Carolina. As of October 14, 1999, the State of Georgia has not been legally served. The suit alleges that the United States government's failure to enforce the purported terms of surrender ending the Civil War have resulted in the inclusion in the Georgia state flag of a Confederate battle flag, allegedly in violation of those terms of surrender. The suit claims that said failure of enforcement violates various federal constitutional and statutory provisions. The suit prays for relief in the form of $40 billion in compensatory damages and $40 billion in punitive damages against each named defendant. If the State of Georgia ever becomes a proper party in the suit through legal service of process, the State intends to defend vigorously. The State believes it has good and valid defenses, including but not limited to Eleventh Amendment immunity.

         PTI, Inc. et al., v Philip Morris, Inc, et al., Unites States District Court for the Central District of California Case No. 99-08235NM(EX). The complaint in this case, filed on August 13, 1999, requests declaratory, equitable, injunctive and other forms of relief as well as monetary damages. Among the named defendants are the State of Georgia, Zell Miller (individually and officially), former Governor of Georgia, and Thurbert Baker (individually and officially), current Attorney General of Georgia. The claims against the State and the official claims against Messrs. Miller and Baker are not insured. The suite challenges the master settlement agreement between most of the tobacco manufacturers and 46 states (plus other jurisdictions) and the validity of subsequent legislation related thereto. Couched largely as an antitrust suit, the plaintiffs seek, among other things, disgorgement of funds paid pursuant to the agreement. Under the agreement, Georgia is to receive over $4.8 billion between the years 2000 and 2025. The defendant states have collectively filed a motion to dismiss. The State believes it has good and valid defenses on jurisdictional and other grounds.(1)

         The above-referenced information is based on available public documents and oral presentations made by and information received from officials at the state Attorney General's Office, Georgia Department of Revenue, and participants in the pending cases.

         Kansas. Kansas is a large but sparsely populated state in the central plains region of the United States. Kansas' approximately 2.6 million people are increasingly concentrated in several urban centers that are located in the northeast and south central regions of the state. Kansas' economy is primarily based on manufacturing, wholesale and retail trade, finance, construction and agriculture. Kansas is a major producer of livestock and grain. Stability in durable goods manufacturing, and in the service, construction and trade industries, has sustained steady economic growth in Kansas for the past several years. Slower growth in jobs and personal income is forecast for Kansas through the year 2000.

         The University of Kansas Institute for Public Policy and Business Research summarized its forecast for the Kansas economy through the year 2000 in "The Outlook for Kansas and the Nation: 2000" Kansas Business Review, 23, No. 2, pages 6 through 9, as follows:

         The Kansas Economy(2)

                  The Kansas economy, which exhibited strong growth in 1997 and 1998, has shown some signs of slowing in 1999. Non-farm wage and salary employment, a measure of the number of jobs in the state, grew 3.3 percent in 1997 and 3.5 percent in 1998 (Table 4). Although such jobs increased at a 3.2 percent annual rate during the first quarter of 1999, the rate of increase slowed to 2.3 percent during the second quarter and 1.9 percent during the third quarter. This leads to a forecast of a 2.2 percent increase in jobs for all of 1999. This reduced rate of job increase is expected to continue into the year 2000, with an expected rate of job growth of 2.1 percent.

----------

(1) Since the issuance of the Audit Response, the district court has granted the states' motion to dismiss the case in its entirety. The time for appeal has not yet expired.

(2) The Kansas forecast is generated by the Kansas Econometric Model, developed at the Institute for Public Policy and Business Research at the University of Kansas.

                  Although the rate of job growth is expected to be lower in 1999 than in 1997 and 1998, the high level of economic activity at the end of 1998 allowed the state economy to carry a low unemployment rate over into 1999. Thus, for all of 1999 the unemployment rate is expected to be 3.4 percent, about four tenths of a percentage point below that of 1998. Although employment growth in 2000 is expected to be slower than in 1999, it should still at least keep pace with the rate of growth of the civilian labor force. As a result, the state's unemployment rate in 2000 should be very close to what it was in 1999.

The Kansas Forecast -- Summary


                                                      1996       1997      1998       1999       2000
Civilian Labor Force (thousands)                      1340       1366      1411       1450       1477
Growth Rate                                            0.5       2.0        3.2        2.8        1.9
Total Employment (thousands)                          1279       1315      1357       1401       1429
Growth Rate                                            0.4       2.8        3.2        3.3        2.0
Wage & Salary Employment (thousands)                  1228       1268      1312       1341       1369
Growth Rate                                            2.5       3.3        3.5        2.2        2.1
Unemployment Rate                                      4.5       3.8        3.8        3.4        3.3
Nominal Personal Income (millions)                    58689     62363      65855      68973      72084
Growth Rate                                            6.1       6.3        5.6        4.7        4.5
Real Personal Income (millions of 1992 $)             58689     61340      64166      66170      67741
Growth Rate                                            4.0       4.5        4.6        3.1        2.4

         Personal income growth is also expected to slow somewhat, from 5.6 percent in 1998 to 4.7 percent in 1999 and 4.5 percent in 2000. Corrected for inflation, real personal income growth is forecasted to fall from 4.6 percent in 1998 to 3.1 percent in 1999, and 2.4 percent in 2000. The declines in the rate of personal income growth in both 1999 and 2000 are due partially to slower nominal personal income growth and partially to higher inflation.

         The sectoral breakdown of the Kansas job growth forecast is shown in Table 5. Job losses in the mining sector, which have been taking place for at least a decade, accelerated during 1998 and 1999 as low oil prices forced reduced activity in oil and gas extraction. However, the worst of the job losses in 1999 occurred during the first half of the year. Not only did the job picture stabilize during the third quarter of the year, but jobs increased modestly during the fourth quarter, as crude oil prices, continued on an upward swing. The forecast is for employment in mining to remain stable in 2000.

Kansas Employment Growth Breakdown (Annual Growth Rate)

                                             1988-1997*             1998               1999               2000
Mining                                           -3.0               -10.3               -5.7              -0.8
Construction                                      2.6                 4.7                7.9               4.7
Durable Goods Manufacturing                       1.6                 5.5                0.0              -0.1
Nondurable Goods Manufacturing                    1.4                 1.3               -0.8               1.1
Transportation and Utilities                      1.4                 3.6                2.9               1.6
Wholesale Trade                                   1.3                 1.1                0.8               1.0
Retail Trade                                      2.4                 3.5                3.3               2.5
Finance, Insurance and Real Estate                0.7                 1.8                1.8               2.0
Services                                          4.6                 5.4                2.9               3.1
State and Local Government                        2.0                 2.4                1.9               1.7
Federal Government                               -0.4                -1.9               -1.9               0.4


*Average Annual Rate of Growth During the Decade 1987 to 1996.

         The construction sector emerged as one of the strongest for job growth in 1999. It exhibited strong job growth of 3.6 percent in 1997 and 4.7 percent in 1998. The predicted 7.9 percent increase in construction jobs for 1999 is based on an annual rate of increase of 8.3 percent during the first three quarters of the year. Although somewhat higher interest rates will slow the rate of increase, construction jobs are still expected to increase a strong 4.7 percent in 2000.

         A major reason for the reduced rate of job growth in 1999 is the performance of the manufacturing sector during the first three quarters of the year. During 1997 and 1998, the durable goods manufacturing sector was one of the driving forces in the growth of Kansas employment and personal income. Jobs in this sector increased 6.7 percent and 5.5 percent in 1997 and 1998, respectively. Continued growth in transportation equipment manufacturing, led by aircraft manufacturers, pushed employment in durable goods manufacturing to new highs. Because these were mostly jobs with well above average wage rates, they had a significant impact on personal income as well. However, jobs in durable goods manufacturing grew only 1.2 percent and 0.5 percent during the first two quarters of 1999 and declined 0.5 percent during the third quarter, leading to a flat forecast for the full year. The major causes for the reduction in 1999 job growth in durable goods manufacturing are a smaller rate of job increase in the transportation equipment manufacturing sector, and job losses in the manufacturing of machinery, including electrical machinery. Although Boeing and others continue to operate at a high level, the major buildup period appears to be nearly over.

         Jobs in durable goods manufacturing should remain nearly flat in 2000. Although there will be no job gains in the transportation equipment subsector, this will be nearly offset by reduced job losses in the manufacture of machinery (including electrical) subsector. Jobs in the manufacture of machinery are expected to decline 1.6 percent in 2000 following a 5.0 percent drop in 1999. Since the transportation subsector and the machinery subsector make up nearly three-fourths of the durable goods manufacturing sector, their performance essentially determines the overall growth of the sector. Among the smaller subsectors of durable goods manufacturing, jobs in stone, glass, and clay are expected to grow 3.7 percent, jobs in primary metals are expected to increase
1.7 percent, and jobs in fabricated metals are expected to increase 0.8 percent.

         Although the non-durable goods manufacturing sector added jobs during the 1997 and 1998, it did not contribute to the addition of jobs to the Kansas economy to the extent that the durable goods sector did. Nevertheless, jobs in non-durable goods manufacturing grew 2.3 percent in the 1997 and 1.3 percent in 1998. The job increases in non-durable goods manufacturing were led by job growth in the food and kindred products subsector (2.3 percent in 1997 and 2.5 percent in 1998). The food and kindred products sector is made up largely of meat packing facilities located in the southwestern part of the state. In addition, jobs in printing and publishing grew 5.2 percent in 1997 but remained essentially flat in 1998. Although job in the food and kindred products subsector are expected to increase a healthy 2.4 percent in 1999, expected job losses in the rest of the non-durable goods manufacturing sector will more than offset them, leading to an overall 0.8 percent job decline in non-durable goods manufacturing in 1999. Of particular significance is an expected 4.5 percent decrease in jobs in printing and publishing.

         The non-durable goods manufacturing sector is expected to add jobs at a modest 1.1 percent rate in 2000. Once again, job growth in the sector will be led by the food and kindred products subsector, which is forecasted to grow 2.0 percent. Although jobs are not expected to increase significantly in the printing and publishing subsectors, the large job loss of 1999 should not be repeated. The food and kindred products and printing and publishing subsectors make up nearly two-thirds of the employment in non-durable goods manufacturing in Kansas. Among the smaller subsectors of non-durable goods manufacturing, jobs in apparel are expected to remain flat, jobs in chemicals and allied products will increase 0.8 percent, and jobs in petroleum and coal will increase 1.2 percent.

         The transportation, communications, and public utilities sector, led by job growth in the trucking and warehousing subsector and the communications subsector, will experience a 2.9 percent increase in jobs in 1999, following 3.2 and 3.6 percent increased in 1997 and 1998, respectively. Although jobs in the railroad subsector will decline slightly (0.8 percent decline) as will jobs in the electric, gas and sanitary services subsector (0.5 percent decline), jobs in the trucking and warehousing subsector will increase 2.8 percent. Jobs in the rest of the transportation, communications and public utilities sector, which includes the communications subsector, will increase 4.7 percent in 1999.

         The transportation, communications, and public utilities sector is expected to continue to grow in 2000, though at a 1.6 percent rate. Growth will continue to be strong in the trucking and warehousing sector (3.2 percent), while railroad jobs (6.2 percent decline) will continue to fall. Job increases in communications should allow overall sector growth to be significant.

         Jobs in retail trade will increase a healthy 3.3 percent in 1999, after growing 2.1 percent in 1997 and 3.5 percent in 1998. In particular, growth in employment in general merchandise stores was robust in 1998 and early 1999, averaging more than 6 percent. Jobs in food stores increased just 0.2 percent, jobs at auto dealers and gas stations grew 1.0 percent, and jobs in apparel and accessory stores declined 2.5 percent.

         The retail trade sector is expected to continue to provide above-average 2.5 percent job growth in 2000. Among the subsectors of retail trade, jobs in general merchandise stores are forecast to increase 4.1 percent, jobs in food stores are expected to increase 1.1 percent, jobs at auto dealers and gas stations are expected to increase 0.6 percent, and jobs in apparel and accessory stores are expected to decline 1.1 percent.

         The finance, insurance, and real estate (FIRE) sector has exhibited modest job growth during the last year and a half, following a big job increase in 1997. Jobs in the sector increased 1.8 percent in 1999. Employment in banking and insurance were both level in 1998, and indications are that banking employment will be [sic] remain flat in 1999, while employment in insurance will fall by 1.8 percent. Employment in the rest of the FIRE sector will grow a robust 5.6 percent.

         In 2000, the banking subsector is expected to exhibit a modest 0.6 percent job increase, while the banking sector endures a further 0.6 percent job decline. The rest of the finance, insurance, and real estate sector is expected to continue to be strong, with jobs increasing 4.5 percent. Overall, jobs in the finance, insurance and real estate sector are expected to increase 2.0 percent in 2000.

         The service sector has consistently been one of the fastest growing sectors of the Kansas economy during the current decade. Job growth in the sector averaged nearly 5 percent a year during 1996-1998. This sector has been particularly important in Johnson County, and also in other metropolitan counties, where high-paying business services job growth has contributed significantly to strong economic growth. Jobs in the service sector will increase 2.9 percent in 1999, down from a 5.5 percent increase in 1997 and a 5.4 percent jump in 1998. This significant drop in the growth of jobs in the service sector is another reason for the slowdown in overall job growth in Kansas in 1999. Service sector jobs are expected to grow 3.1 percent in 2000. This is once again a below-average rate of increase over the last decade. This forecast contributes to the overall 2.1 percent rate of job growth predicted for Kansas for 2000.

Kansas Personal Income Growth Breakdown (Annual Growth Rate)

                                             1988-1997*              1998               1999               2000
Personal Income-Nominal                           5.4                 5.6                4.7               4.5
Wages and Salaries                                5.6                 7.6                5.2               5.4
Nonfarm Proprietors' Income                       4.8                 6.8                7.3               4.9
Farm Proprietors' Income                         -0.3                 3.9               23.3               0.1
Dividends Interest and Rent                       4.5                 3.0                2.9               2.9
Personal Contributions for Social                 6.7                 6.5                5.6               3.8
   Insurance
Transfer Payments                                 6.3                 3.0                2.9               3.3
Other Labor Income                                5.7                 3.3                3.2               4.4
Personal Income - Real**                          2.2                 4.6                3.1               2.4

* Average Annual Rate of Growth
** Deflated by the National Income and Products Accounts Personal Consumption
   Deflator

The breakdown of the personal income forecast is shown in Table 6. Just as in 1997 and 1998, Kansas' personal income growth will be paced by a strong wage and salary growth. In 1997, personal income growth of 6.3 percent was led by a 7.6 percent increase in wages and salaries. Similarly, in 1998 Kansas' 5.6 percent increase in personal income was driven in large part by another 7.6 percent jump in wages and salaries. The forecast for 1999 exhibits the same pattern; a significant factor in the predicted 4.7 percent growth in personal income is the forecasted 5.2 percent rate of increase in wages and salaries. One other component of personal income, the income of non-farm proprietors, is expected to grow faster than overall personal income. Such income is predicted to follow 6.8 percent growth in both 1997 and 1998 with a 7.3 percent increase in 1999. Among the other components of personal income, dividends, interest and rent are expected to grow 2.9 percent, transfer payments are expected to increase 2.9 percent, and other labor income is expected to increase 3.2 percent.

         Wages and salaries in Kansas are expected to increase 5.4 percent in 2000, while non-farm proprietors' income is predicted to increase 4.9 percent, contributing to an overall personal income growth rate of 4.5 percent. Among the other components of personal income, dividends, interest and rent are expected to increase by 2.9 percent, the same as in 1999. Transfer payments are expected to grow 3.3 percent, slightly faster than in 1999. And other labor income is expected to grow 4.4 percent, about a percentage point faster than in 1999.

         Although in 1999 the Kansas economy has continued to add jobs at a rate that is comparable to its average rate of job increase during the last decade, this rate of job growth is down from the high rates of increase in 1997 and 1998. Slowdowns in two major sectors, one which grew rapidly in 1997 and 1998, and another that has been at the heart of Kansas job growth for more than a decade, account for much of the slow-down in 1999. The first sector, durable goods manufacturing, has seen a leveling off of employment in aircraft manufacturing, although at a relatively high level, while the second sector, services, has seen a pronounced decline in its growth rate.

         Other sectors, notably the construction sector, the retail trade sector, and the transportation and public utilities sector, provided the support for job growth in 1999. The services sector and the durable goods manufacturing sector are expected to perform in 2000 much as they did in 1999. The construction sector will continue to provide above average growth, although jobs in construction will increase at a slower rate than in 1999. Employment growth in 2000 will also be stimulated by modest growth in employment in nondurable goods manufacturing, a turn around from the decline suffered in 1999.

         The major risks to the Kansas forecast come from the sectors already mentioned. Higher interest rates and a buildup in the stock of houses, highways, and other structures could cause employment growth in construction to be less robust than predicted. A drop off in employment in the durable goods manufacturing sector would cause overall employment and personal income growth to shrink. Smaller than predicted growth in nondurable goods manufacturing, perhaps through further declines in employment in the printing and publishing industry, could also reduce the predicted rate of overall job growth. On the other hand, a return of the rate of job growth in services to the average levels of this decade would provide an impetus to higher job growth than has been forecasted.

         Maryland. The public indebtedness of the State of Maryland and its instrumentalities is divided into four basic categories. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is pledged, for capital improvements and for various State-sponsored projects. The Maryland Department of Transportation issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. The Maryland Stadium Authority issues limited special obligation bonds and notes for purposes of financing stadiums and conference centers payable primarily from lease rentals, and lottery and other revenues. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues, and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

         At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. Neither the Maryland Constitution nor the public general laws of Maryland impose any general debt limit. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past 20 years has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

         The State Constitution prohibits the contracting of State debt unless authorized by a law providing for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of debt issuance. The Constitution also provides that the taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. As a matter of practice, state general obligation bonds, other than small denomination bonds and refunding bonds, are issued to mature in serial installments designed to provide payment of interest only during the first two years and an approximately level annual amortization of principal and interest over the remaining years.

         The State has financed and expects to continue to finance the construction and acquisition of various facilities and equipment through conditional purchase financings and similar transactions. All of the lease payments under these arrangements are subject to annual appropriation by the General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments. These transactions are subject to approval by the Board of Public Works.

         2001 Budget--On April 4, 2000, the General Assembly approved the State budget for fiscal year 2001. The Budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarial recommended contributions for the seven retirement systems, determined on a basis consistent with prior years' practice;
(iii) sufficient general funds for the Annuity Bond Fund to maintain the State property tax rate at $.21 per $100 of assessed valuation; (iv) $3.1 billion in aid to local governments; (v) $596.3 million for capital projects (other than transportation projects), including $172 million for public school construction;
(vi) $73.3 million in net general fund deficiency appropriations, including $25.3 million to the State Reserve Fund.

         The State's fiscal year 2001 capital budget is to be funded with $471.8 million general obligation bonds, $2.0 billion general funds in the operating budget; and $210 million with revenue bonds, including higher education academic bonds ($25 million), Maryland Stadium Authority bonds ($10 million), and transportation bonds ($175 million).

         Based on the 2001 Budget, it is estimated that the general fund surplus on a budgetary basis at June 30, 2001, will be approximately $19.6 million. It is also estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 2001, will be $912.3 million equal to 9.8% of general fund revenues.

         After enjoying rapid economic growth in the 1980s, Maryland has experienced declining rates of growth in the 1990s. Per capita personal income in Maryland has grown at an average annual rate of 4.4% in 1998. Per capita personal income has grown at a rate of 4.1% since 1989, slightly less than the national average of 4.5%. Unemployment in Maryland peaked in 1982 at 8.5%, then decreased steadily to a low of 3.7% in 1989. Unemployment was 4.9% in 1996, 5.1% in 1997, and 4.6% in 1998. Retail sales in Maryland grew by 2.9% in 1996, 4.7% in 1997, and 3.1% in 1998.

         Services (including mining), wholesale and retail trade, government, and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, industrial machinery, electronic equipment, and chemical and allied products) are the leading areas of employment in Maryland. In contrast to the nation as a whole, more people in Maryland are employed in government then in manufacturing.

         Municipal Obligations of Maryland Local Governments. Maryland has 24 geographical subdivisions, comprised of 23 counties plus the independent City of Baltimore, which functions much like a county. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. Maryland counties and the City of Baltimore receive most of their revenues from ad valorem taxes on real and personal property, individual income taxes, transfer taxes, miscellaneous

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taxes and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs.

         The economic factors affecting the State, as discussed above, also have affected the counties and the City of Baltimore. In addition, reductions in State aid caused by State budget deficits have caused the local governments to trim expenditures, and, in some cases, raise taxes.

         Two bi-county agencies issue bonds to finance facilities for two large suburban counties outside of Washington, D.C. The Washington Suburban Sanitary Commission, which provides water and sewerage services, and the Maryland-National Capital Park and Planning Commission, which administers a park system for these counties, issues general obligation bonds.

         Additionally, many of the municipal corporations in Maryland have issued general obligation bonds. These municipalities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations issued by Maryland counties.

         Finally, many of Maryland's counties have established subsidiary agencies with bond issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. In addition, all Maryland municipalities have the authority under State law to issue conduit revenue bonds payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers.

         The Adviser believes that the information summarized above describes some of the more significant matters relating to the Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund. The sources of the information are the official statements of issuers located in Maryland, other publicly available documents, and oral statements from various state agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

         North Carolina. The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30th. The North Carolina General Assembly attempts to adopt a budget for the following fiscal year by the end of the previous one and has successfully done so in 1999 and 2000.

         The State of North Carolina is the eleventh most populous state according to the most recent Census Bureau statistical abstract. Its economy is a combination of manufacturing, agriculture, services and tourism. The State's seasonally adjusted unemployment rate in May 2000 was 3.3%. In recent years, the State has moved from an agricultural economy to a service and goods producing economy. The State leads the nation in the production of textiles, tobacco products and furniture. It is among the largest producers of pharmaceuticals, electronic and telecommunications equipment. The principal agricultural products are poultry, pork and tobacco. Charlotte is now the second largest financial center in the nation, based on the assets of banks headquartered there. The Research Triangle (Raleigh/Durham/Chapel Hill) boasts three major universities and is known internationally for its technology and pharmaceutical industries.

         The total General Fund appropriations for the 2000-2001 fiscal year is $14.049 billion. The ending fund balance for the State's General Fund at June 30, 1999 was $1.430 billion. The budget adopted by the North Carolina General Assembly for the fiscal year ending June 30, 2001 projects an ending General Fund balance of approximately $476 million. Legislation was passed in the 2000 session of the North Carolina General Assembly authorizing a referendum in November 2000 for the issuance of $3.1 billion in bonds to finance identified repairs and renovations to facilities at the University of North Carolina's sixteen campuses and the State's community colleges ($2.5 billion for the universities and $600 million for the community colleges). If approved and issued, these bonds would more than double the amount of the State's bonds outstanding.

         On December 15, 1999, the North Carolina General Assembly met in an extra session, upon the Governor's request, to address needs in response to the impacts of Hurricane Floyd. The purpose of this session was to authorize use of the Budget Stabilization Reserve and the remaining credit balance in the General Fund on June 30, 1999, and

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to make changes in law necessary to expedite recovery assistance in Eastern
North Carolina. Legislation passed that required the Governor to establish a Hurricane Floyd Reserve Fund, with the purpose of providing relief and assistance from the effects of Hurricane Floyd in the following areas: housing assistance, economic recovery assistance, public health and environmental recovery issues, public safety, social services and support to local governments. Specifically, the General Assembly appropriated the following amounts:

[ ] $40 million for fiscal year 1999-2000 from the General Fund to the Reserve Fund for crisis housing assistance;

[ ] Reallocated funds appropriated for fiscal year 1999-2000 and previous years for operation and maintenance of State agencies for repairs/renovations or other capital projects and other nonrecurring appropriations to the Reserve Fund; and

[ ] $285,965,824 from the Savings Reserve Account ("rainy day fund") to the Reserve Fund for crisis housing assistance.

The expenditures totaled $836,658,000. The 2000-2001 budget adopted by the North Carolina General Assembly adds back into the Savings Reserve Account $120 million resulting in a balance of approximately $156 million as of June 30, 2000.

         On November 23, 1998, 46 states' Attorneys General and the major tobacco companies signed a proposed settlement ("Phase I") that reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years. The settlement was approved in North Carolina by a Consent Decree in December 1998. On March 16, 1999, the General Assembly enacted a law, pursuant to the Consent Decree, approving the establishment of a foundation to help communities in North Carolina hurt by the decline of tobacco. The foundation receives 50 percent of the settlement. A trust fund for tobacco farmers and quota holders and a second trust fund for health programs, both to be created by the General Assembly, each gets a quarter of the settlement. Phase I payments are made to the State and then allocated to the foundation and trusts, subject to legislative oversight.

         North Carolina is also one of 14 states that has entered into a major settlement agreement ("Phase II") with several cigarette manufacturers. Approximately $1.9 billion of settlement payments (under the National Tobacco Growers Settlement Trust phase of the settlement agreement) will be paid to North Carolina tobacco growers and allotment holders. Payments of this amount began in December 1999 and are expected to average $155 million per year over a 12-year period. These payments are made directly to a trust for distribution to growers and allotment holders and are not paid to the State or subject to direct legislative oversight.

         The following are cases pending or threatened in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the Opinion of the Department of State Treasurer, however, any such loss of revenue or expenditure would not materially adversely affect the State's ability to meet its financial obligations.

         Leandro, et al. v. State of North Carolina and State Board of Education. On May 25, 1994, students and boards of education in five counties filed suit requesting a declaration that the public education system of North Carolina violates the State constitution by failing to provide adequate or substantially equal education opportunities, and by denying due process of law. The defendants' motion to dismiss was denied. However, the North Carolina Supreme Court upheld the present funding system and remanded the case for trial on the claim for relief based on the conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. Five other counties intervened and now allege claims for relief on behalf of their students' right to a sound basic education on the basis of the high proportion of at-risk students in their counties' systems. In the spring of 2000, a trial was held in Hoke County on the issues as they affect "low wealth" counties. A judgment is expected to be issued in October 2000 in this matter, with possible further trial proceedings with regard to "high wealth" counties in Wake County.

         Smith-Shaver cases. These cases are class action intangibles tax refund lawsuits relating to prior litigation in which the United States Supreme Court in 1996 ruled unconstitutional the intangibles tax previously collected by


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the State on shares of stock. Refunds have been made with interest to those taxpayers who complied with the applicable State tax refund statutes. The North Carolina Supreme Court held in 1998 that the taxpayers who paid the intangibles tax but did not comply with the State tax refund statute were nonetheless entitled to intangibles tax refunds which are estimated at approximately $360 million for 1991 through 1994. Additional class action lawsuits claim approximately $105 million for intangibles taxes paid for 1990. A Settlement Agreement was approved in September 1999 providing for the payment of $440 million by the State. The North Carolina General Assembly appropriated $240 million in 2000 to pay the balance of the settlement. The payment of this settlement fixes the State's liability for these claims and should complete the litigation over North Carolina intangibles taxes paid on shares of stock.

         Faulkenbury v. Teachers' and State Employees' Retirement System, Peele
v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights and violation of state constitutional and statutory rights. The North Carolina Court of Appeals and Supreme Court dismissed the fiduciary claims and certain of the constitutional claims. The primary claim for unconstitutional impairment of contract was tried in Superior Court in 1995, and the court issued an order in favor of the plaintiffs. In 1997, the North Carolina Supreme Court upheld the trial court's ruling. A determination of the actual amount of liability and the payment process is being made by the parties. The plaintiffs have submitted documentation to the court asserting that the cost and damages and higher prospective benefit payments to the plaintiffs and class members would amount to $407 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated. Payments have been made of approximately $73 million and the State estimates remaining liability will not exceed $42 million. All retroactive and future benefit payments are payable from the funds of the State's retirement systems.

         N.C. School Boards Association case. In December 1998, plaintiffs, including the school boards of six North Carolina counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to schools. The plaintiffs allege that they are due approximately $84 million. The State believes that sound legal arguments support the State's position that these amounts may be retained by State administrative agencies. Dispositive motions are tentatively scheduled to be heard by the court in the fall of 2000.

         Southeast Compact Commission - Disposal of Low-level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997 the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact recently voted to pursue sanctions against North Carolina, including the repayment, with interest, by the State to the Compact Commission of $80 million of Compact member payments expended on the permitting of the site. The plaintiff Compact members are seeking to have the United States Supreme Court exercise original jurisdiction for trial of this matter. The North Carolina Attorney General's office believes that sound legal arguments support the State's position on this matter.

         The Adviser believes that the information summarized above described some of the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund. The sources of the information are the official statements of the Department of State Treasurer of North Carolina, other publicly available documents and oral statements from various State agencies and individuals. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

         South Carolina. The South Carolina Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board may reduce appropriations during the current fiscal year as necessary to prevent the deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires

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that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

         The State Constitution limits annual increases in State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

         The State Constitution requires a General Reserve Fund that equals three percent of General Fund Revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund Revenue for the latest completed fiscal year.

         The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriation.

         After March 1, monies from the Capital Reserve Fund may be appropriate by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must go back to the General Fund.

         The State operates on a fiscal year beginning July 1 and ending June
30. For the fiscal year ended June 30, 1999, the State had a budgetary surplus of $410 million and the Capital Reserve Fund and General Reserve Fund were fully funded at the combined 5% level. The South Carolina General Assembly passed the Fiscal Year 1999-2000 Appropriations Act that enacted a balanced budget where most of the new revenue was allocated to property tax relief, health and human services and education.

         Positive economic growth in South Carolina has been driven, in part, by gains in tourism, business services and international trade. In 1999, the State announced $6.4 billion in economic development projects which added approximately 29,900 new jobs.

         In 1999, employment increased two and eight-tenths percent (2.8%) while the rate of employment growth in the United States was two and two-tenths percent (2.2%). The unemployment rate for south Carolina in 1999 was four and five-tenths percent (4.5%), while the unemployment rate in the United States was four and two-tenths percent (4.2%).

         A lawsuit, Glen E. Kennedy, et al vs. the South Carolina Retirement System and South Carolina Budget and Control Board, was filed against the South Carolina Retirement Systems (Systems) by a group of retired participants in the Systems which challenges the Systems' treatment of annual leave calculation of participants' retirement payments. The Circuit Court determined that the State has been providing retirement benefits to its members in accordance with the law. The Circuit Court decision was appealed to the State Supreme Court and, in May 2000, the Supreme Court reversed the Circuit Court and ruled in favor of the Plaintiffs. The State has filed a Petition for Rehearing with the Supreme Court and cannot predict whether it will be granted. If the Petition for Rehearing is not granted, or the Supreme Court affirms its decision on rehearing, the current actuarial liability of the Systems for this new benefit is estimated to be in excess of one billion dollars. In addition, the funding for this increase will have to be provided.

         Two class action lawsuits relating to the taxation of retirement benefits are pending against the State. One challenges the taxation of federal retirees' income, and the other challenges the State's law imposing income taxes upon benefits paid to retired government employees by the South Carolina Retirement Systems. The State filed a motion to dismiss in both cases. The State prevailed on the motions; however, the plaintiff in the federal retiree suit filed a motion to reconsider, and the plaintiff in the State retiree suit filed a notice of appeal with the South Carolina Supreme Court. In the event of an unfavorable outcome in both cases, the State's liability is not expected to exceed $475 million for retroactive relief with an estimated unfavorable impact on future year revenues of an additional $47.5 million per year.

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         While the State is uncertain as to the ultimate outcome of any of the above-described lawsuits, it is vigorously defending its position in each case.

         The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

         Tennessee. The Constitution of the State of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. The Constitution also forbids the authorization of any debt obligation, except as shall be repaid within the fiscal year of issuance, for current operation of any state service or program. Under Tennessee law, the term of the State's bonds cannot exceed the life of the projects being financed. Furthermore, the amount of debt obligations of the State of Tennessee cannot exceed the amount authorized by the Tennessee General Assembly. The procedure for funding State of Tennessee debt is provided by Chapter 9 of Title 9, Tennessee Code Annotated. The Funding Board of the State of Tennessee is the entity authorized to issue general obligation indebtedness of the State of Tennessee. Pursuant to Section 9-9-106, Tennessee Code Annotated, the Funding Board of the State of Tennessee has a lien on the taxes, fees and revenues from certain designated revenue sources for the full amount required to service the State's general obligation indebtedness. Certain other agencies and authorities in Tennessee issue obligations, payable solely from specific non-tax enterprise fund revenues and which are not debts or liabilities of the State of Tennessee nor is the full faith and credit pledged to the payment thereof.

         Under current state statutes, the State of Tennessee's general obligation bonded debt issuance's are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 1999, the State of Tennessee's annual legal debt service limit of $421.3 million was well above the debt service required of $125.9 million, with a legal debt service margin of $295.4 million. Debt per capita equaled $187, and the ratio of net general long-term bonded debt to assessed property valuation was 1.4 percent.

         The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 1998-99. During fiscal year 1999, Tennessee continued several programs that were designed to position the State to remain competitive in attracting new jobs while addressing several problem areas for the State. The State continued its Basic Education Program which is designed to achieve salary equalization in teachers' salaries and to provide funding for enrollment growth. The Governor of Tennessee's first goal was to create a more effective and efficient state government. To accomplish that goal, Tennessee contracted the service delivery of the State's telecommunications network. Tennessee made improvements to its child support collection system and successfully implemented an electronic benefit transfer system relating to welfare payments and its food stamp program reducing fraud, theft and abuse. Tennessee also expanded child care opportunities and improved workforce development through adult education job training and coordinated job placement initiatives.

         The economic outlook for Tennessee remains generally favorable. The State's economic diversity has improved substantially over the last several years. Investments announced in new and expanding business exceeded one billion dollars in every year since 1983 and exceeded two billion in the last seven years. This growth created 23,103 new jobs in Tennessee for the year ended June 1999. As of June 1999, the State's unemployment rate was 3.6% well under the national average of 4.5%. Based on current projections, the State's overall growth is expected to exceed the national average into the next century according to the Comprehensive Annual Financial Report for the State of Tennessee for the year ended June 1999.

         Despite the economic growth, the State initially predicted a $342 million budget shortfall for the fiscal year 2001. The Administration considered a number of tax proposals, including a State income tax, that would have raised revenues for the State. Ultimately, the Tennessee Legislature passed a balanced budget that did not make significant cuts in expenditures but forecast increased revenues based on one-time sources and has consecutive revenue projections. As a result, Standard & Poor's lowered the State of Tennessee's debt rating to AA-plus. Fitch and Moody's stopped short of a downgrade but Moody's placed the State on its watch list for a possible downgrade.

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         Texas. Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with only limited exceptions. In addition, the Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds, since the Texas courts (like the courts of most states) have held that certain obligations do not create a "debt" within the meaning of the Constitution. The State and various State agencies have issued revenue bonds payable from the revenues produced by various facilities or from lease payments appropriated by the Legislature. Furthermore, obligations which are payable from funds expected to be available during the current budget period, do not constitute "debt" within the meaning of the constitutional prohibition.

         Article III, Section 49-j of the Texas Constitution prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. The State has long been identified with the oil and gas industry, but the Texas economy has diversified in recent years, particularly with the growth of the computer and electronics industries. Oil and gas related industries currently account for only 10% of the State's economy. Today, there is nearly as much economic output from high technology industries as from oil and gas, with more Texans now employed in high technology than in oil and gas-related mining and manufacturing. Service-producing sectors (which include transportation and public utilities; finance and insurance and real estate; trade; services; and government) are the major sources of job growth in Texas, and during the 1990's, Texas added more jobs than any other state (2.35 million). Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as a growing international market for export trade. Texas exports in 1999 totaled $91 billion, which has more than doubled since 1990, and ranks the State a close second to California in foreign export trade. With leadership provided by a strong high-technology sector and the growth of exports, manufacturing job growth is expected to remain a significant part of Texas' economic future. The State Comptroller of Public Accounts has predicted that the overall Texas economy will slightly outpace national economic growth in the long term.

         The State generally can be divided into six geo-economic regions. The east region is a largely non-metropolitan region, in which the economy is dependent on agricultural activities and the production and processing of coal, petroleum and wood. The Dallas-Ft. Worth metroplex region is mostly metropolitan, with diversified manufacturing, financial and commercial sectors. The panhandle, Permian basin and Concho Valley regions are relatively sparsely populated areas of the State, with an economy drawing heavily from petroleum production and agriculture. The border region stretching from El Paso to Brownsville is characterized by its economic ties to Mexico, tourism and agriculture. The Gulf Coast region is the most populous region in the State and has an economy centered on energy services, petro-chemical industries and commercial activities resulting from agriculture and seaport trade. The economy of the central corridor is based upon the public and private service sector, recreation/tourism and high-technology manufacturing and communications. Because the economic base is different from region to region, economic developments, such as the strength of the U.S. economy, shifting export markets or changes in oil prices or defense spending, can be expected to affect the economy of each region differently.

         The State's unemployment rate has fallen every year since 1992 and dropped in 1999 to its lowest level since 1979. After averaging over 7.5% in 1992, the unemployment rate successively fell to 4.6% as of the end of 1999. Most new jobs created in the past year have been in the service sector with most of the growth in the health, business and miscellaneous services sectors. Employment during the period between September 1998 through September 1999 also increased in the wholesale and retail trade, government, transportation, communications, public utilities, finance and construction industries. The mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with better-than-average prospects for continued growth, such as knowledge-based manufacturing and services. Per capita personal income has since increased to approximately 94.7% of U.S. per capita income as of 1999.

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         The State's general revenue fund provides an indication of the State's financial condition. Effective as of the beginning of fiscal 1994, numerous state funds were merged into the general revenue fund providing for a one-time gain of approximately $1.2 billion for the fund. In the fiscal year 1999, the general revenue fund accounted for most of the state's net revenue. Driven by Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the state's number one source of income in fiscal 1999. Sales tax, accounting for over 55% of total tax revenue, was second. Licenses, fees, fines and penalties are now the third largest source of revenue to the state, with motor fuels taxes and motor vehicle sales/rental taxes following as fourth largest and fifth largest, respectively. The remainder of the state's revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. State revenue also benefited from $1.1 billion in tobacco litigation settlement proceeds received from major U.S. tobacco companies. The state has no personal or corporate income tax, although the state does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation. For each of the fiscal years ended August 31, 1995, 1996, 1997, 1998, and 1999, the general revenue fund contained a cash surplus of approximately $2.110 billion, $2.271 billion, $2.685 billion, $3.330 billion and $4.337 billion, respectively.

         Virginia. Debt may be issued by or on behalf of the Commonwealth of Virginia in accordance with the provisions of Article X, Section 9 of the Virginia Constitution. Virginia counties, cities and towns may issue debt pursuant to the provisions of Article VII, Section 10 of the Virginia Constitution and the Public Finance Act of 1991 (Virginia Code Sections 15.2-2600 through 15.2-2663). In addition, certain types of debt, including private activity bonds may be issued by various special purpose authorities, including industrial development authorities created pursuant to the Industrial Development and Revenue Bond Act (Virginia Code Sections 15.2-4900 through 15.2-4920).

         Sections 9(a), (b) and (c) of Article X of the Virginia Constitution provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged. Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth and its localities may also enter into leases and contracts that are not "debt" for constitutional purposes, but are classified as long-term indebtedness on the issuer's financial statements.

         General obligation debt of the Commonwealth is authorized for various purposes, including to meet emergencies, to redeem previous debt obligations, and to pay the costs of certain capital projects. The Virginia Constitution imposes certain restrictions on the amount of general obligation debt that may be issued by the Commonwealth and, in some cases, such debt is subject to approval in a state-wide election.

         The restrictions applicable to general obligation debt of the Commonwealth, including limitations on the outstanding amount that may be issued by the Commonwealth do not apply to obligations issued by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged to the payment of such obligations. Various types of revenue bonds have been issued under Section 9(d) of Article X for which the Commonwealth's full faith and credit is not pledged. These bonds may be paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues or solely from revenues derived from revenue-producing undertakings. The Commonwealth has also incurred numerous obligations with respect to the leasing or installment purchase of buildings, equipment and personal property. These agreements are for various terms and typically contain a nonappropriation clause so that the continuation of any such lease or installment purchase agreement is subject to funding by the General Assembly.

         The Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund also invest in debt obligations issued by local governments. Local government in the Commonwealth is comprised of approximately 95 counties, 40 incorporated cities, and 190 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services such as water and sewer services, police and fire protection, and recreational facilities.

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         Local governments are authorized to issue general obligation debt and debt secured by revenues of a revenue-producing undertaking under Article VII,
Section 10 of the Virginia Constitution. Generally, debt issued by a county pledging the full faith and credit of the county is subject to voter approval but is not limited as to outstanding amount. Debt pledging the full faith and credit of a town or city is generally subject to a limit on the outstanding amount of such debt equal to 10% of the assessed valuation of the real estate subject to taxation in the city or town. Revenue bonds payable from revenues derived from a revenue-producing undertaking and certain lease or installment sale obligations that are subject to appropriation each year by the governing body of the locality are not subject to such limit and are not subject to voter approval in counties.

         The primary sources of money available to localities to pay debt service on general obligation bonds are real and personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the "state aid intercept provision" provides a mechanism for applying appropriations to be made from the Commonwealth to any locality to any overdue debt service on general obligation bonds issued by such locality.

         Numerous obligations are also issued by industrial development authorities, redevelopment and housing authorities, water and sewer authorities and other issuers created and empowered to issue bonds by Virginia statute. These issuers typically issue bonds payable from the revenues derived from a particular undertaking and not secured by a pledge of the faith and credit of the Commonwealth or any county, city or town. Typically these issuers do not have taxing power.

         The General Fund of the Commonwealth derives its revenues primarily from individual and fiduciary income tax, corporation income tax, state sales and use tax, public service corporations tax and taxes on premiums of insurance companies. General Fund tax revenues grew at a rate of 10.5% from fiscal year 1998 to fiscal year 1999. Individual income tax revenue grew by 12.6%. Certain other tax revenues experienced more modest growth and in one instance a decline. Public service corporation revenues increased by 10.0%, while corporate income tax revenue decreased by 6.7%. Sales and use tax revenue increased at a rate of 7.6%. Overall revenue grew by 10.6% mainly in individual income tax revenues and non-tax revenues grew by 5.3%. Overall expenditures grew at a rate of 14.5% compared to 6.0% in fiscal year 1998. Education expenditures grew by $487.4 million, or 15.1%, while administration of justice expenditures grew by $180.4 million, or 12.2%. In addition, general government expenditures increased by $210.1 million or 55.1%. The large increase in revenues in fiscal year 1999 resulted in a General Fund balance of 1,599.6 million, an increase of 10.8% over fiscal year 1998.

         Historically, balances in the General Fund have decreased in some years, for example in 1995, as a result of an increase in transfers from the General Fund, and have increased at varying rates in other years, such as fiscal years 1997 and 1998.

         In 1998, the Commonwealth ranked 12th in population among the 50 states. The Commonwealth's 1998 population was approximately 6,791,300. According to the U.S. Department of Commerce, Bureau of Economic Analysis and University of Virginia, Weldon Cooper Center for Public Service, the 1997 per capita income for the Commonwealth was $26,109. According to the U.S. Department of Labor, Bureau of Labor Statistics, the unemployment rate of 2.9% in 1998 compared to 4.5% nationally. Assessed value of locally taxed property exceeded $428 billion in 1998 according to the Virginia Department of Taxation.

         Effective November 23, 1998, the Commonwealth joined leading United States tobacco product manufacturers, 46 other states, the District of Columbia and five territories in the National Tobacco Settlement.

         On February 23, 1999, the Richmond Circuit Court entered the Consent Decree and Final Judgment allowing the Commonwealth to join in the Settlement. The Settlement became final in November 1999 when 80% of the settling states (in number and allocable share of the Settlement) approved the Settlement. The Settlement provides, among other things, that tobacco companies pay a total of $206 billion to the participating states by the year 2025. The Commonwealth's share of the total amount paid to states through 2025 would by approximately $4.1 billion. The exact dollar amount is contingent upon certain adjustments as set forth in the Settlement. Under the Settlement, the tobacco companies will make three types of payments. Tobacco companies will make five "initial payments" totaling approximately $13 billion over the six year period ending in January 2003. In addition, the tobacco companies will make "annual payments" beginning on April 15, 2000. The Commonwealth received its share of the first two initial payments in December 1999, and its share of the first annual payment in April 2000.

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         During the 1999 General Assembly Session, legislation was adopted to create the Tobacco Indemnification and Community Revitalization Commission and Fund. Fifty percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the Tobacco Indemnification and Community Revitalization Fund (the "TICR Fund"). The Commission is to determine the appropriate recipients of moneys in the TICR Fund and distribute moneys in the TICR Fund to (i) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (ii) promote economic growth and development in tobacco dependent communities. The legislation also created the Virginia Tobacco Settlement Foundation and the Virginia Tobacco Settlement Fund (the "VTS Fund"). Ten percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the VTS Fund. The Foundation is to determine the appropriate recipients of moneys in the VTS Fund and distribute moneys in the VTS Fund to assist in financing efforts to restrict the use of tobacco products by minors. The Governor submitted legislation for consideration during the 2000 General Assembly Session that, if approved, would have provided for the securitization of the 40% of the unallocated Settlement payments. The proceeds of the securitization were to be used to finance certain priority transportation projects to be determined. The General Assembly did not approve the securitization proposal and submitted amendments to the 2000-2002 Budget Bill to deposit the 40% unallocated Settlement payments to the General Fund.

         The General Assembly approves a biannual budget for the Commonwealth. The 2000-2002 Budget Bill presented about 3,642.1 million in operating increases from the general fund above fiscal year 2000 appropriation levels. Of this amount, $200.1 million was for deposit to the Revenue Stabilization Fund. The remainder provided for increases in K-12 education ($615.9 million), higher education ($185.3 million), transportation ($409.8) and public safety, economic development, health and human resources, natural resources, new Office of Technology and nonstate and cultural attractions. The 2000-2002 Budget Bill also included continuation of the four year phase out of the sales tax on foods for home consumption and $878.2 million for the next phase of the plan to eliminate the personal property tax on personal use vehicles valued up to $20,000. In addition to increases to operating funds, the 2000-2002 Budget Bill provided $199.8 million in pay-as-you-go funding for capital projects.

         The 2000 General Assembly Session ended March 10, 2000. The 2000-2002 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor returned it to the General Assembly with four item vetoes and eleven recommended amendments for action at its one-day reconvened session held on April 19, 2000. The General Assembly upheld all of the Governor's item vetoes and ten of the eleven recommended amendments were adopted.

         The Governor signed the 2000-2002 Budget Bill into law on May 19, 2000 (Chapter 1073, 2000 Virginia Acts of Assembly) as the 2000-2002 Appropriation Act. The 2000-2002 Appropriation Act, as amended, went into effect on July 1, 2000.

         The sources of the information described above include the statutes and constitutional provisions referenced, to which reference is made for more detailed information, and official statements of the Commonwealth and other publicly available documents. Nations Funds have not independently verified any of the information contained in these official statements or documents.

Options on Currencies

         Certain Funds may purchase and sell options on currencies to hedge the value of securities the Fund holds or intends to buy. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

Other Investment Companies

         In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive relief obtained by the Funds. Other than the Feeder Funds, which invest all of their assets in corresponding Master Portfolios, each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment

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company's expenses, including Advisory fees. These expenses would be in addition to the Advisory and other expenses that a Fund bears in connection with its own operations. The Adviser has agreed to remit to the respective investing Fund fees payable to it under its respective Investment Advisory Agreement with an affiliated money market Fund to the extent such fees are based upon the investing Fund's assets invested in shares of the affiliated money market fund.

Participation Interests and Company Receipts

         The Government Bond Fund also may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. As to certain instruments for which the Fund will be able to demand payment, the Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by the Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of the Fund to obtain repayment could depend on the issuing financial institution.

         Participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the SEC). If a participation interest or trust receipt is unrated, the Adviser will have determined that the interest or receipt is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by the Board of Directors. For certain participation interests or trust receipts the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

Real Estate Investment Trusts

         A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended.

         The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties, and the issuer's management skill. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs and mortgage-backed securities are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements

         The repurchase price under any repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Company's custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by such Company under the 1940 Act.

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Reverse Repurchase Agreements

         At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Securities Lending

         To increase return on portfolio securities, certain Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds 33% of the value of its total assets which may include cash collateral received for securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.

Short Sales

         Certain Funds may from time to time enter into short sales transactions. A Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes.

Special Situations

         Certain Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

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Standard & Poor's Depositary Receipts ("SPDRs")

         Certain Funds may purchase Standard & Poor's Depositary Receipts, or SPDRs, which are interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. Because a unit investment trust is an investment company under the 1940 Act, a Fund's investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act.

         SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

         SPDRs are subject to the risks of an investment in a broadly based portfolio of large-capitalization common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in kind only and are not redeemable for cash from the unit investment trust. The price of SPDRs is derived and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Stand-By Commitments

         Certain Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at a Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred, or assigned by a Fund only with the underlying instruments.

         The amount payable to a Tax-Free Bond Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which a Tax-Free Bond Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Tax-Free Bond Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value a Tax-Free Bond Fund values the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

         A Fund's right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will not be transferable by a Fund, although the Fund could sell the underlying Municipal Securities to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the stand-by commitment.

         The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for the security being acquired which will be subject to the commitment (thus reducing the yield to maturity otherwise available for the same security). When a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by that Fund. The Tax-Free Bond Funds will not acquire a stand-by commitment unless immediately after the acquisition not more than 5% of the Funds' total assets will be subject to a demand feature, or in stand-by commitments, with the same institution.

         Each Fund intends to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the credit worthiness of the issuer of a stand-by

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commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims, and other relevant financial information.

         The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value. A Fund's reliance upon the credit of these dealers, banks, and broker/dealers will be secured by the value of the underlying Municipal Securities that are subject to the commitment. Thus, the risk of loss to the Fund in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

Stripped Securities

         Certain Funds may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

         In addition, the Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Company's Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

         Although stripped securities may not pay interest to holders prior to maturity, Federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

U.S. and Foreign Bank Obligations

         These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party.

         Each Fund limits its investments in foreign bank obligations (i.e., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the

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world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, pursuant to the established by the Board of Directors of the Company, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Fund will limit its investment in securities of foreign banks to not more than 20% of total assets at the time of investment.

         Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

U.S. Government Obligations

         Each Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

         U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

Use of Segregated and Other Special Accounts

         Options, futures and forward foreign currency contracts that obligate a Fund to provide cash, securities or currencies to complete such transactions will entail that Fund to either segregate assets in an account with, or on the books of, the Company's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by a Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

         A forward foreign currency contract that obligates a Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in a foreign currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

         Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Fund will hold cash, U.S. Government securities and other high grade liquid debt obligations in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Fund could own securities substantially replicating the movement of the particular index.

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         In the case of a futures contract, a Fund must deposit initial margin and variation margin, as often as daily, if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Fund to deposit margin to the extent necessary to meet the Fund's commitments.

         In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Fund may enter into off-setting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the off-setting transaction must terminate at the time of or after the primary transaction.

Variable- and Floating-Rate Instruments

         Certain Funds may purchase variable-rate and floating rate obligations. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

Variable-rate demand notes held by a Money Market Fund may have maturities of more than 397 days, provided (i) the Fund is entitled to payment principal on not more than 30 days' notice, or at specified intervals not exceeding 397 days (upon not more than 30 days' notice), and (ii) the rate of interest on such note is adjusted automatically at periodic intervals which may extend up to 397 days.

         The variable- and-floating rate demand instruments that the Funds may purchase include participations in Municipal Securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

Warrants

         Certain Funds are permitted to invest in warrants. Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

When-Issued Purchases and Forward Commitments

         A Fund may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When a Fund engages in these transactions, its custodian will segregate cash, U.S. Government securities or other high quality debt obligations equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund's commitment. Because a Fund will segregate cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

         A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Portfolio Turnover

         Generally, the Equity Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Portfolio and its shareholders. For the Funds' portfolio turnover rates, see the "Financial Highlights" in the Prospectus.

Investment Risks and Considerations

         In addition to the investment risks and considerations identified in certain of the securities descriptions above, there are additional investment risks and considerations associated with an investment in certain of the Funds.

         Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this SAI, the stock market, as measured by the S&P 500 Index and other commonly used indexes, was trading at or close to record levels. There can be no guarantee that these levels will continue.

         The State Municipal Bond Funds, the State Intermediate Municipal Bond Funds, California Reserves, the California Bond Fund, and Marsico Focused Equities Fund, are non-diversified funds, which means that they typically invest in fewer issuers than diversified funds. Therefore, appreciation or depreciation of an investment in a single issuer could have a greater impact on these Funds' net asset value. Marsico Focused Equities Fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

         The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. In addition, obligations with the lowest investment grade rating (e.g., "BBB" S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

         Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Fund Securities."

         Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.

         Master Feeder Structure. The Feeder Funds are open-end mutual funds that seek to achieve their investment objectives by investing all of its investable assets in corresponding Master Portfolios which have the same investment objectives. The Feeder Funds may withdraw their investment in the Master Portfolios at any time if the Board of Directors of appropriate Company determines that it is in the best interest of such Feeder Fund to do so. Upon such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity having the same investment objective as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund's assets in accordance with its investment policies.

         The Master Portfolios are separate series of NMIT, which is organized as a business trust under the laws of Delaware. The Feeder Fund and other entities that may investment in the Master Portfolios from time to time (e.g., other investment companies and commingled trust funds) will each be liable for all obligations of the Master Portfolios. However, the risk of the Feeder Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Portfolio itself is unable to meet its obligations. Accordingly, the Companies' Boards of Directors/Trustees believe that neither a Feeder Fund nor its shareholders will be adversely affected by reason of a Feeder Fund's investing in a Master Portfolio. As with any mutual fund, other investors in the Master Portfolios could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund's shareholders). This could result in a Feeder Fund's withdrawal of its investment in the Master Portfolio. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolios could have an adverse effect on the performance of such Master Portfolios and the corresponding Feeder Fund, such as decreased economies of scale, and increased per share operating expenses. In addition, the total withdrawal by another investment company as an investor in a Master Portfolio will cause the such Master Portfolio to terminate automatically in 120 days unless a Feeder Fund and any other investors in the Master Portfolio unanimously agree to continue the business of the Master Portfolio. If unanimous agreement is not reached to continue the Master Portfolio, the Board of Directors/Trustees of a Company would need to consider alternative arrangements for the Feeder Fund, such as those described above. When the Fund is required to vote as an interestholder of the Master Portfolio, current regulations provide that in those circumstances the Feeder Fund may either seek instructions from its security holders with regard to voting such proxies and vote such proxies in accordance with such instructions or the Feeder Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio.

         There may also be other investment companies through which you can invest in the Master Portfolio which may have higher or lower fees and expense than those of its corresponding Fund and which may therefore have different performance results than the Feeder Fund.

         Special Risk Relating to the High Yield Fund/Master Portfolio -- High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. Legislation designed to limit the use of high yield bonds in corporate transactions may have a material adverse effect on a Fund's/Master Portfolio's net asset value and investment practices. In addition, there may be special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities. A Fund/Master Portfolio records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. Also, distributions on account of such interest generally will be taxable to shareholders even if the Fund/Master Portfolio does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund/Master Portfolio may have to sell some of its assets to reduce the Fund's/Master Portfolio's assets and may thereby increase its expense ratio and decrease its rate of return. The Sub-Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification.

         Because certain high yield debt instruments that the High Yield Fund/Master Portfolio purchases may be instruments issued by foreign governments, agencies, corporations or other entities of countries, some of which may be considered emerging markets countries, there are certain additional risks associated with such investments.

         Investors should also understand and consider carefully the special risks involved in foreign investing. Such risks include, but are not limited to:
(1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's/Master Portfolio's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

         Certain of the risks associated with investments by the High Yield Fund/Master Portfolio in foreign securities are heightened with respect to investment in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, may be undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of more developed countries. Investing in emerging markets securities also involves risks which are in addition to the usual risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of substantially high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy or securities markets.

                           MANAGEMENT OF THE COMPANIES

         The business and affairs of the Companies are managed under the direction of their respective Boards of Directors/Trustees. This SAI contains the names of and general background information concerning each Trustee/Director of the Companies.

         The Companies and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

         The Directors/Trustees and executive officers of each Company and their principal occupations during the last five years are set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those directors who are "interested persons" of a Company (as defined in the 1940 Act) are indicated by an asterisk(*).


                                                                         Principal Occupations
                                                                         During Past 5 Years
                                      Position with                      and Current
Name, Address, and Age                the Companies                      Directorships
----------------------                -------------                      -------------

Edmund L. Benson, III, 63             Director/Trustee                   Director, President and Treasurer,
Saunders & Benson, Inc.                                                  Saunders & Benson, Inc. (Insurance),
1510 Willow Lawn Drive                                                   Insurance Managers, Inc.
Suite 216                                                                (insurance); Trustee, Nations
Richmond, VA 23230                                                       Reserves, Master Investment Trust,
                                                                         Nations Annuity Trust and Nations
                                                                         Fund Trust; Director, Nations Fund,
                                                                         Inc., and Nations LifeGoal Funds,
                                                                         Inc.; Director, Nations Fund
                                                                         Portfolios, Inc. through August,
                                                                         1999.

William P. Carmichael, 56             Trustee                            Trustee - 231 Funds (investment
Succession Fund                                                          company) from 1993 to 1995, Time
The Wrigley Building                                                     Horizon Fund (investment company)
400 North Michigan Avenue                                                from 1995 to 1999, Pacific
Suite 1016                                                               Innovations Trust (investment
Chicago, IL  60611                                                       company) from 1997 to 1999, Nations
                                                                         Annuity Trust (investment
                                                                         company) since December 1999,
                                                                         Nations Master Investment Trust
                                                                         (investment company) since
                                                                         December 1999, and Nations
                                                                         Funds Trust (investment company)
                                                                         since December 1999; Director-
                                                                         The Hain Food Group, Inc.
                                                                         (specialty food products
                                                                         distributor) until December
                                                                         1998, Cobra Electronics
                                                                         Corporation (electronic equipment
                                                                         manufacturer), Opta Food
                                                                         Ingredients, Inc. (food
                                                                         ingredients manufacturer),
                                                                         Golden Rule Insurance Company,
                                                                         Nations LifeGoal Funds, Inc.
                                                                         (investment company) since
                                                                         December 1999.

James Ermer, 57                       Director/Trustee                   Retired Executive Vice President,
11511 Compass Point Drive                                                Corporate Development and Planning -
Ft. Meyers, FL  33908                                                    Land America (title insurance);
                                                                         Senior Vice President, Finance - CSX
                                                                         Corporation (transportation and
                                                                         natural resources);  Director -
                                                                         National Mine Service (mining
                                                                         supplies), Lawyers Title Corporation
                                                                         (title insurance);  Trustee, Nations
                                                                         Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations
                                                                         Master Investment Trust; Director,
                                                                         Nations Fund, Inc. and Nations
                                                                         LifeGoal Funds, Inc.; Director,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

William H. Grigg, 67                  Director/Trustee                   Chairman Emeritus since July 1997,
Duke Power Co.                                                           Chairman and Chief Executive Officer
16092A Reap Road                                                         from April 1994 to July 1997 - Duke
Albermarle, NC  28001                                                    Power Co.; Director -  The Shaw
                                                                         Group, Inc.; Director and Vice
                                                                         Chairman, Aegis Insurance Services,
                                                                         Ltd. (a mutual insurance company in
                                                                         Bermuda); Trustee,  Nations
                                                                         Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations
                                                                         Master Investment Trust; Director,
                                                                         Hatteras Income Securities, Inc.,
                                                                         Nations Government Income Term Trust
                                                                         2003, Inc., Nations Government
                                                                         Income Term Trust 2004, Inc.,
                                                                         Nations Balanced Target Maturity
                                                                         Fund, Inc., Nations Fund, Inc. and
                                                                         Nations LifeGoal Funds, Inc.;
                                                                         Director, Nations Fund Portfolios,
                                                                         Inc. through August, 1999.

Thomas F. Keller, 68                  Director/Trustee                   R.J. Reynolds Industries Professor
Fuqua School of Business                                                 of Business Administration and
P.O. Box 90120                                                           Former Dean - Fuqua School of


                                                                         Principal Occupations
                                                                         During Past 5 Years
                                      Position with                      and Current
Name, Address, and Age                the Companies                      Directorships
----------------------                -------------                      -------------
Duke University                                                          Business, Duke University; Director
Durham, NC 27708                                                         - LADD Furniture, Inc. (furniture),
                                                                         Wendy's International, Inc.
                                                                         (restaurant operating and
                                                                         franchising), American Business
                                                                         Products, Inc. (printing services),
                                                                         Dimon, Inc. (tobacco), Biogen, Inc.
                                                                         (pharmaceutical biotechnology);
                                                                         Trustee, The Mentor Funds, Mentor
                                                                         Institutional Trust, Cash Reserve
                                                                         Trust, Nations Reserves, Nations
                                                                         Fund Trust, Nations Annuity Trust
                                                                         and Nations Master Investment Trust;
                                                                         Director, Hatteras Income
                                                                         Securities, Inc., Nations Government
                                                                         Income Term Trust 2003, Inc.,
                                                                         Nations Government Income Term Trust
                                                                         2004, Inc., Nations Balanced Target
                                                                         Maturity Fund, Inc. and Nations
                                                                         LifeGoal Funds, Inc.; Director,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

Carl E. Mundy, Jr., 65                Director/Trustee                   President and CEO - USO from May
USO World Headquarters                                                   1996 to present; Commandant - United
Washington Navy Yard                                                     States Marine Corps from July 1991
Building 198                                                             to July 1995; Director -
901 M Street, S.E.                                                       Shering-Plough (pharmaceuticals and
Washington, D.C.  20374-5096                                             health care products); General
                                                                         Dynamics Corporation (defense
                                                                         systems); Trustee, Nations Reserves,
                                                                         Nations Fund Trust, Nations Annuity
                                                                         Trust and Nations Master Investment
                                                                         Trust; Director, Nations Fund, Inc.
                                                                         and Nations LifeGoal Funds, Inc.;
                                                                         Director, Nations Fund Portfolios,
                                                                         Inc. through August, 1999.

Dr. Cornelius J. Pings, 71*           Director/Trustee                   President - Association of American
480 S. Orange Grove Blvd.                                                Universities from February 1993 to
Pasadena, CA  91105                                                      June 1998; Director - Farmers Group,
                                                                         Inc. (insurance company), Nations
                                                                         Fund, Inc. and Nations LifeGoal
                                                                         Funds, Inc.; Trustee, Master
                                                                         Investment Trust, Series I from 1995
                                                                         to 1999, Master Investment Trust,
                                                                         Series II from 1995 to 1997, Nations
                                                                         Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations
                                                                         Master Investment Trust.;
                                                                         Director/Trustee and Chairman -
                                                                         Pacific Horizon Funds, Inc. and
                                                                         Master Investment Trust, Series I,
                                                                         from inception to May 1999;
                                                                         Director - Time Horizon Funds and
                                                                         Pacific Innovations Trust; Director,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

James B. Sommers*, 61                 Director                           President - NationsBank Trust from
237 Cherokee Road                                                        January 1992 to September 1996;
Charlotte, NC  28207                                                     Executive Vice President -
                                                                         NationsBank Corporation from
                                                                         January 1992 to May 1997;
                                                                         Chairman - Central Piedmont
                                                                         Community College Foundation;
                                                                         Board of Commissioners, Charlotte/
                                                                         Mecklenberg Hospital Authority;
                                                                         Director - Nations Fund, Inc. and
                                                                         Nations LifeGoal Funds, Inc.;
                                                                         Trustee, Central Piedmont
                                                                         Community College; Mint Museum
                                                                         of Art, Nations Reserves, Nations
                                                                         Fund Trust, Nations Annuity Trust
                                                                         and Nations Master Investment Trust;
                                                                         Director, Nations Fund Portfolios,
                                                                         Inc. through August, 1999.

A. Max Walker*, 78                    President, Director and            Independent Financial Consultant;
4580 Windsor Gate Court               Chairman of the Board              Director and Chairman of the Board -

                                                                         Principal Occupations
                                                                         During Past 5 Years
                                      Position with                      and Current
Name, Address, and Age                the Companies                      Directorships
----------------------                -------------                      -------------


Atlanta, GA 30342                                                        Hatteras Income Securities, Inc.,
                                                                         Nations Government Income Term Trust
                                                                         2003, Inc., Nations Government
                                                                         Income Term Trust 2004, Inc.,
                                                                         Nations Balanced Target Maturity
                                                                         Fund, Inc.; President, Director and
                                                                         Chairman of the Board - Nations
                                                                         Fund, Inc. and Nations LifeGoal
                                                                         Funds, Inc.;  President, Trustee and
                                                                         Chairman of the Board - Nations
                                                                         Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations
                                                                         Master Investment Trust; Director,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

Charles B. Walker, 61                 Director                           Director-Ethyl Corporation (chemical
Albermarle Corporation                                                   manufacturing); Vice Chairman and
Vice Chairman and CFO                                                    Chief Financial Officer - Albemarle
330 South Fourth Street                                                  Corporation (chemical
Richmond, VA 23219                                                       manufacturing); Director, Nations
                                                                         Fund, Inc. and Nations LifeGoal
                                                                         Funds, Inc.; Trustee, Nations
                                                                         Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations
                                                                         Master Investment Trust; Director,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

Thomas S. Word, Jr.*, 62              Director                           Partner - McGuire, Woods, Battle &
McGuire, Woods, Battle & Boothe LLP                                      Boothe LLP (law firm); Director -
One James Center                                                         Vaughan-Bassett Furniture Companies,
8th Floor                                                                Inc. (furniture), Nations Fund, Inc.
Richmond, VA  23219                                                      and Nations LifeGoal Funds, Inc.;
                                                                         Trustee, Nations Reserves, Nations
                                                                         Fund Trust, Nations Annuity Trust
                                                                         and Nations Master Investment Trust;
                                                                         Director, Nations Fund Portfolios,
                                                                         Inc. through August, 1999.

Richard H. Blank, Jr., 42             Secretary and Treasurer            Senior Vice President since 1998,
Stephens Inc.                                                            Vice President from 1994 to 1998 and
111 Center Street                                                        Manager from 1990 to 1994 - Mutual
Little Rock, AR  72201                                                   Fund Services, Stephens Inc.;
                                                                         Secretary since September 1993 and
                                                                         Treasurer since November 1998 -
                                                                         Nations Fund, Inc., Nations LifeGoal
                                                                         Funds, Inc., Nations Reserves,
                                                                         Nations Fund Trust, Nations Annuity
                                                                         Trust and Nations Master Investment
                                                                         Trust.; Secretary and Treasurer,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

Michael W. Nolte, 39                  Assistant Secretary                Assistant Secretary - Nations Fund
Stephens Inc.                                                            Trust, Nations Fund, Inc., Nations
                                                                         Reserves, Nations LifeGoal Funds,
                                                                         Inc., Nations Annuity Trust and
                                                                         Nations Master Investment Trust;
                                                                         Assistant Secretary, Nations Fund
                                                                         Portfolios, Inc. through August,
                                                                         1999.


Carolyn Wyse, 37                      Assistant Secretary and            Assistant Secretary and Assistant
Stephens Inc.                         Assistant Treasurer                Treasurer since August 1999- Nations
                                                                         Fund Trust, Nations Fund, Inc.,
                                                                         Nations Reserves, Nations LifeGoal
                                                                         Funds, Inc., Nations Annuity Trust,
                                                                         Nations Master Investment Trust and
                                                                         Nations Funds Trust.

         Each Director/Trustee is a board member of NFI, NFT, NR, NFST, Nations Annuity Trust, Nations Master Investment Trust, and Nations LifeGoal Funds, Inc., each a registered investment company that is part of the Nations Funds Family, except William P. Carmichael, who is only a board member of NFST, Nations Annuity Trust, Nations Master Investment Trust, and Nations LifeGoal Funds, Inc. Richard H. Blank, Jr., Michael W. Nolte, and Carolyn

Wyse also are officers of NFI, NFT, NR, NFST, Nations Annuity Trust, Nations Master Investment Trust, and Nations LifeGoal Funds, Inc.

         Each Company, each Adviser, and Stephens have adopted a code of ethics which, contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the amendments to Rule 17j-1 under the 1940 Act as set forth in the August 20, 1999 Release. Each code of ethics, among other things, prohibits each access person of the Company from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the code of ethics, an access person means (i) a director or officer of a Company, (ii) any employee of a Company (or any company in a control relationship with a Company) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by a Company, and (iii) any natural person in a control relationship with a Company who obtains information concerning recommendations made to a Company regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to a Company any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the code of ethics generally requires that a Company's access persons, other than its "disinterested" directors or trustees, submit reports to a Company's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Companies, Advisers, and Stephens are on public file with, and are available from, the SEC.

Nations Funds Retirement Plan

         Under the terms of the Nations Funds Retirement Plan for Eligible Directors/Trustees (the "Retirement Plan"), each Director/Trustee may be entitled to certain benefits upon retirement from the Board of Directors/Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible director/trustee has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies advised by the Adviser. If a director/trustee retires before reaching age 65, no benefits are payable. Each eligible director/trustee is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate director's/trustee's fees payable by the Funds during the calendar year in which the director's/trustee's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director/trustee in quarterly installments for a period of no more than five years. If an eligible director/trustee's dies after attaining age 65, the director's/trustees surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director/trustee if he had not died. The Retirement Plan is unfunded. The benefits owed to each director/trustee are unsecured and subject to the general creditors of the Funds.

Nations Funds Deferred Compensation Plan

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Directors/Trustees (the "Deferred Compensation Plan"), each director/trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the director/trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring directors/trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring directors'/trustees deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring director's/trustees' retirement benefits commence under the Retirement Plan. The Board of Directors/Trustees, in its sole discretion, may accelerate or extend such payments after a director's/trustee's termination of service. If a deferring director/trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the director's/trustee's death. If a deferring director/trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the director/trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring directors/trustees have the status of unsecured creditors of the Funds from which they are deferring compensation.

         Director/Trustee Compensation

         Directors/Trustees of the Companies are compensated for their services to the Nations Funds Family on a flat rate basis, and not on a per registered investment company or per fund basis as outlined in the following chart.

                      Board Member Compensation Arrangement

------------------------------------------------- -------------------------------------------------------------
Board Member                                      Annual Retainer:  $65,000
                                                       Board Chairman:  Additional 20% of the base annual
                                                       retainer.
                                                  Payable in quarterly installments. Payable pro rata
                                                  for partial calendar year of service. Allocated across
                                                  multiple registrants.
                                                  Meeting Fees:  $5,000 per meeting for in-person meetings
                                                  (up to six meetings per calendar year) and $1,000 for
                                                  telephone meetings.  Allocated across multiple registrants convened at meetings.

------------------------------------------------- -------------------------------------------------------------
Audit Committee Members                           Chairman:  Additional 10% of the base annual retainer as
                                                  Board Member.
                                                  Meeting Fees:   $1,000 per meeting if not held within one
                                                  calendar day before or after regularly scheduled Board
                                                  meetings.  Allocated across multiple registrants convened
                                                  at meetings.

------------------------------------------------- -------------------------------------------------------------
Nominating Committee Members                      Meeting Fees:  $1,000 per meeting if not held within one
                                                  calendar day before or after regularly scheduled Board
                                                  meetings.  Allocated across multiple registrants convened
                                                  at meetings.

------------------------------------------------- -------------------------------------------------------------

         The following Compensation Table provides the compensation paid by the Companies to the Directors/Trustees for the year ended March 31, 2000. From April 1, 1999 to June 30, 1999 each Director/Trustee received (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Series of each Company, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of each respective Board (or Committee thereof) and $500 for attendance at each other meeting of each respective Board (or Committee thereof). Beginning July 1, 1999 the Trustees were compensated according to the Compensation Arrangement as outlined above.

                               COMPENSATION TABLE


                                   Pension or
                                   Aggregate          Retirement
                                  Compensation     Benefits Accrued     Estimated Annual          Total Compensation
       Name of Person                 from          as Part of Fund       Benefits Upon            from Registrant
        Position (1)             Registrant (2)        Expenses          Retirement Plan         & Fund Complex(3)(4)
        ------------             --------------        --------          ---------------         --------------

Edmund L. Benson, III              $76,708              $8,850             $48,000                     $88,696
Trustee/Director
James Ermer                         73,241               8,850              48,000                      76,391
Trustee/Director

                                   Pension or
                                   Aggregate          Retirement
                                  Compensation     Benefits Accrued     Estimated Annual          Total Compensation
       Name of Person                 from          as Part of Fund       Benefits Upon            from Registrant
        Position (1)             Registrant (2)        Expenses          Retirement Plan         & Fund Complex(3)(4)
        ------------             --------------        --------          ---------------         --------------

William H. Grigg                    67,559               8,850              48,000                     101,391
Trustee/Director
Thomas F. Keller                    71,453               8,850              51,000                     106,331
Trustee/Director
A. Max Walker                       98,230               8,850              54,000                     125,000
Chairman of the Board
Charles B. Walker                   84,856               8,850              48,000                      92,000
Trustee/Director
Thomas S. Word                      67,009               8,850              48,000                      84,391
Trustee/Director
James P. Sommers                    89,856               8,850              48,000                      93,000
Trustee/Director
Carl E. Mundy, Jr.                  85,856               8,850              48,000                      92,000
Trustee/Director
Dr. Cornelius Pings                 83,606               8,850              48,000                      92,000
Trustee/Director
William Carmichael                      --                --                 2,377                       4,753
Justice/Director

         (1)All directors/trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Directors/Trustees. Officers of the Companies receive no direct remuneration in such capacity from the Companies. As of the date of this SAI, the directors and officers of each Company as a group owned less than 1% of the outstanding shares of each of the Funds.

         (2) For the twelve-month period ending March 31, 1999, each Director/Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Companies, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof) and $500 for attendance at each other meeting of the Board of Directors/Trustees (or Committee thereof).

         (3) Messrs. Grigg, Keller and A.M. Walker receive compensation from eleven investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, C. Walker, Sommers, Mundy and Word receive compensation from seven investment companies deemed to be part of the Nations Funds complex.

         (4) Total compensation amounts include deferred compensation payable to or accrued for the following Directors/Trustees: Edmund L. Benson, III $40,456; James Ermer $4,803; William H. Grigg $80,912; Thomas F. Keller $85,588; and Thomas S. Word $79,954.

Shareholder and Trustee Liability

         NFT and NR are Massachusetts business trusts. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, NFT's Declaration of Trust and NR's Agreement and Declaration of Trust provide that shareholders shall not be subject to any personal liability for the acts or obligations of NFT or NR, respectively, and that every note, bond, contract, order, or other undertaking made by NFT and NR, respectively, shall contain a provision to the effect that the shareholders are not personally liable thereunder. NFT's Declaration of Trust and NR's Agreement and Declaration of Trust also provide for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. NFT's Declaration of Trust and NR's Agreement and Declaration of Trust also provide that NFT and NR, respectively, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of NFT or NR and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which NFT or NR themselves would be unable to meet its obligations.

         NFST's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.

         NFT's and NFST's Declarations of Trust and NR's Agreement and Declaration of Trust state further that no Trustee, officer, or agent of NFT, NFST, or NR, respectively, shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment, or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of NFT, NFST, or NR; nor shall any Trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as Trustee. NFT's and NFST's Declarations of Trust and NR's Agreement and Declaration of Trust also provide that all persons having any claim against the Trustees or NFT, NFST, or NR shall look solely to the trust property for payment.

         With the exceptions stated, NFT's and NFST's Declarations of Trust and NR's Agreement and Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee, and that the Trustees have the power, but not the duty, to indemnify officers and employees of NFT, NFST, or NR unless any such person would not be entitled to indemnification had he or she been a Trustee.

                  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
       TRANSFER AGENCY, OTHER SERVICE PROVIDERS, SHAREHOLDER SERVICING AND
                            DISTRIBUTION AGREEMENTS

Investment Adviser and Sub-Advisers

         Bank of America and its Investment Adviser and Sub-Adviser Affiliates
         ---------------------------------------------------------------------

         BAAI is the investment adviser to the Funds, except the Feeder Funds. BAAI is also the investment adviser to the Master Portfolios.

         Chicago Equity is co-investment sub-adviser with BACAP to the Asset Allocation Fund. Marsico Capital is investment sub-adviser to the Marsico Focused Equities Master Portfolio, Marsico Growth & Income Master Portfolio, Marsico 21st Century Master Portfolio, and Marsico International Opportunities Master Portfolio. Gartmore, INVESCO and Putnam are the co-investment sub-advisers to the International Equity Master Portfolio. BACAP is the investment sub-adviser to all other Funds except the Feeder Funds.

         BAAI also serves as the investment adviser to the portfolios of Nations Annuity Trust and Nations LifeGoal Funds, Inc., each a registered investment company that is part of the Nations Funds Family. In addition, BAAI serves as the investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. BACAP also serves as the sub-investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., and Nations Balanced Target Maturity Fund, Inc.

         BAAI and BACAP are each wholly owned subsidiaries of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation.

         The respective principal offices of BAAI and BACAP are located at One Bank of America Plaza, Charlotte, N.C. 28255.

         Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital. Prior to forming Marsico Capital in September 1997,

Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. Bank of America owns 50% of Marsico Capital.

         Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $100 billion, including the more than $90 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. Bank of America and its affiliates organization makes available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

         Sub-Advisers Unaffiliated with BAAI

         Brandes is the investment sub-adviser to the International Value Master Portfolio. Brandes Investment Partners, Inc. owns a controlling interest in Brandes Investment Partners, L.P. and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. The principal offices of Brandes are located at 12750 High Bluff Drive, San Diego, CA 92130.

         MacKay Shields is the investment sub-adviser to the High Yield Master Portfolio. MacKay Shields is located at 9 West 57th Street, New York, NY 10019.

         Chicago Equity Partners Corporation was established in 1998 as a wholly owned subsidiary of Bank of America and is the successor to the Bank of America Institutional Equity Group. On April 30, 2000, Chicago Equity Partners Corporation merged into Chicago Equity Partners, LLC, a limited liability company formed in the state of Delaware. Chicago Equity is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It serves as the investment sub-adviser for the Blue Chip Master Portfolio and the equity portion of the Asset Allocation Fund. The principal source of Chicago Equity's income is professional fees received from the management of client portfolios. Chicago Equity manages the assets of fiduciary and other institutional accounts. Chicago Equity is located at 231 South LaSalle Street, Chicago, Illinois 60697.

         Gartmore is registered as an investment adviser under the Investment Advisers Act of 1940, with principal offices at Gartmore House, 8 Fenchurch Place, London EC3M 4PH England. It currently serves as investment sub-adviser to the Emerging Markets Fund, and International Growth Fund and as co-investment sub-adviser to the International Equity Master Portfolio. Gartmore's former indirect parent was Bank of America Corporation. As of May 31, 2000, Gartmore's indirect parent became Nationwide. Nationwide is an Ohio mutual insurance company with its principal executive offices located at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is the controlling company of the Nationwide Insurance Enterprise, an insurance and financial services organization (the "Enterprise"). In 1997, Nationwide had $5.1 billion of net written premium. Nationwide is a party to the Nationwide Intercompany Pooling Agreement (the "Nationwide Pooling Agreement") with 12 other property and casualty insurance companies within the Enterprise which provides that Nationwide shares in a specified percentage of the combined underwriting results and dividends to policyholders incurred by such companies (the "Nationwide Pool"). The insurance companies comprising the Nationwide Pool were the sixth largest property and casualty insurance group and were the fourth largest automobile insurance group in the United States, with approximately $8.4 billion in total net written premium at December 31, 1997 and approximately a 3.3% market share. Nationwide was originally chartered in the State of Ohio in 1925 as the Farm Bureau Mutual Automobile Insurance Company and it adopted its present name in 1955.

         INVESCO Global Asset Management (N.A.), Inc., with principal offices located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309, was founded in 1997 as a division of INVESCO Global a publicly traded investment management firm located in London, England, and a wholly owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company also located in London, England that, through its subsidiaries, engages in international investment management. The "management team" responsible for the day-to-day investment decisions for INVESCO's managed portion of the assets of the International Equity Master Portfolio are: John D. Rogers, CFA; W. Linsay Davidson; Michele T. Garren, CFA; Erik B. Granade, CFA; Kent A. Stark; and Ingrid Baker, CFA.

         Putnam Investment Management, Inc., with principal offices located at One Post Office Square, Boston, Massachusetts 02109, is a wholly owned subsidiary of Putnam Investments, Inc., an investment management firm founded in 1937 which, except for shares held by employees is owned by Marsh & McLennan Companies, a publicly traded professional services firm that engages, through its subsidiaries in the business of insurance brokerage, investment management and consulting. The "management team" responsible for the day-to-day investment decisions for Putnam's managed portion of the assets of the International Equity Master Portfolio are: Omid Kamshad, CFA; Mark D. Pollard, Justin M. Scott and Paul C. Warren

         Investment Advisory and Sub-Advisory Agreements

         Pursuant to the terms of the Companies' Investment Advisory Agreements and Sub-Advisory Agreements (at times, the "Advisory Agreements") with BAAI, BACAP, Gartmore, Chicago Equity, Brandes, MacKay Shields INVESCO, Putnam and/or Marsico Capital, and subject at all times to the control of the respective Companies' Boards of Directors/Trustees and conformity with the stated policies of each Company, BAAI, BACAP, Chicago Equity, Gartmore, Brandes, MacKay Shields, INVESCO, Putnam and/or Marsico Capital each selects and manages the investments of the Funds. Each such advisory entity obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Funds that they advise.

         The Advisory Agreements each provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of an Adviser, respectively, or any of its respective officers, directors, employees or agents, such Adviser shall not be subject to liability to a Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services under thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         Each Advisory Agreement became effective with respect to a Fund after approved by the Board of a Company, and continues from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a) (i) a Company's Board of Directors/Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors/Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The respective Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by a Company (by vote of the Board of Directors/Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by BAAI on 60 days' written notice.

         The Funds, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of the portfolio manager(s) of any Fund, or if a Fund is managed by team or committee, such Fund may advertise the names, experience and/or qualifications of any such team or committee member.

         The Adviser may waive a portion of its fees; however, any such waiver may be discontinued at any time. As discussed below," an Adviser will be required to reduce its fees charged to the Funds, in direct proportion to the fees payable by such Funds to an Adviser and the Administrator, if the expenses of the Funds exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

         BAAI also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide. The investment advisory agreements and the investment sub-advisory agreements for the Master Portfolios are generally similar to the Advisory Agreements.

         Subject to reduction in accordance with the expense limitation provisions which may be imposed by states in which the Funds' shares are qualified for sale, BAAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to BAAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2000. Because all of the Funds of NFST are new series, they have not yet completed a single fiscal year. Accordingly, advisory fees and sub-advisory fees paid to their adviser and sub-advisers, respectively, are not included below.

                                  ADVISORY FEES


                                                Net                       Amount              Reimbursed
                                            Amount Paid                   Waived              by Adviser
                                            -----------                   ------              ----------

Prime Fund                                    10,473,000                  1,545,853                   -
Treasury Fund                                  3,690,808                    554,688                   -
Equity Income Fund                             3,649,120                      3,282                   -
Government Securities Fund                       824,307                    225,795                   -
International Equity Fund                      3,330,623                     35,663                   -
International Growth Fund                      1,428,616                     30,467                   -
International Value Fund                       1,160,122                    142,388                   -
Small Company Fund                             4,886,606                    554,663                   -
US Government Bond Fund                          374,143                    132,350                   -
Government Money Market Fund                     639,946                    591,223                   -
Tax Exempt Fund                                4,157,168                  2,375,631                   -
Value Fund                                    13,096,565                     37,291                   -
Capital Growth Fund                            5,725,787                         -                    -
Aggressive Growth Fund                         3,348,866                        447                   -
Large Cap Index Fund                             578,210                  3,748,074                   -
MidCap Growth Fund                             1,731,609                         -                    -
Managed Index Fund                             1,382,193                  1,559,621                   -
Small Cap Index Fund                             302,157                    537,268                   -
Cash Reserves                                 41,917,028                         -                    -
Money Market Reserves                          3,492,118                  1,626,671                   -
Treasury Reserves                              9,455,978                         -                    -
Government Reserves                            2,507,819                    166,533                   -
Municipal Reserves                             1,809,661                    223,731                   -
California Tax-Exempt Reserves*                2,198,602                     37,697                   -
Asset Allocation Fund*                         1,920,669                    246,996                   -
Convertible Securities Fund*                   2,002,135                         -                    -
California Municipal Fund*                       561,951                    279,851                   -
Intermediate Bond Fund*(a)                            -                          -                    -
Blue Chip Fund*(a)                                    -                          -                    -
Marsico Focused Equities Fund                  3,616,135                         -                    -
Marsico Growth & Income Fund                   1,027,192                         -                    -
Balanced Assets Fund                             664,736                    171,882                   -
Short-Intermediate Government Fund             1,919,241                    113,613                   -
Short-Term Income Fund                           893,075                    525,771                   -
Investment Grade Bond Fund                     7,426,720                    217,923                   -
Municipal Income Fund                          2,009,025                  1,263,949                   -
Short-Term Municipal Income Fund                 (26,406)                        -               410,899
Intermediate Municipal Bond Fund               2,041,136                  1,632,783                   -
Florida Intermediate Municipal Bond Fund         449,122                    527,742                   -
Georgia Intermediate Municipal Bond Fund         228,313                    392,163                   -
Maryland Intermediate Municipal Bond Fund        349,789                    475,432                   -
North Carolina Intermediate Municipal Bond Fund  345,899                    476,833                   -
South Carolina Intermediate Municipal Bond Fund  491,652                    559,670                   -
Tennessee Intermediate Municipal Bond Fund        (3,302)                        -               218,100
Texas Intermediate Municipal Bond Fund           805,727                    723,266                   -
Virginia Intermediate Municipal Bond Fund        578,309                    603,026                   -
Florida Municipal Bond Fund                      396,783                    362,065                   -
Georgia Municipal Bond Fund                      (58,899)                        -               180,511
Maryland Municipal Bond Fund                     (32,320)                        -               215,423
North Carolina Municipal Bond Fund                   758                    212,249                   -
South Carolina Municipal Bond Fund               (47,207)                        -               205,454
Tennessee Municipal Bond Fund                   (106,990)                        -               161,632
Texas Municipal Bond Fund                        (91,993)                        -               169,070
Virginia Municipal Bond Fund                     (58,933)                        -               199,694
Emerging Markets Fund                            132,817                    222,899                   -
Strategic Growth Fund                          3,061,314                         -                    -
Strategic Income Fund                            837,734                    455,939                   -
                                         ---------------               ------------         ------------
                  Total:                     152,966,573                 23,593,388            1,760,783
                                         ===============               ============         ============

* The amounts shown for this Fund represent fees for the fiscal period from May 16, 1999 to March 31, 2000
(a)There are no amounts shown for this fund being that all of the advisory fees are paid at the Master.


         BAAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to BAAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 1999.


                                                 Net Amount Paid          Amount Waived       Reimbursed by Adviser
                                                 ---------------          -------------       ---------------------
Prime Fund                                         $12,225,631            $1,340,369                       $0.00
Treasury Fund                                        4,286,160             1,248,840                        0.00
Equity Income Fund                                   5,845,269                42,731                        0.00
Government Securities Fund                             837,334               180,666                        0.00
International Equity Fund                            7,491,086                  0.00                        0.00
International Growth Fund                            2,317,553               170,447                        0.00
International Value Fund                             1,048,847               116,153                        0.00
Small Company Fund                                   2,742,154             1,024,846                        0.00
U.S. Government Bond Fund                              598,363               505,029                        0.00
Government  Money Market Fund                          613,516             1,017,484                        0.00
Tax Exempt Fund                                      4,507,216             6,378,784                        0.00
Value Fund                                          17,721,908                  0.00                        0.00
Capital Growth Fund                                  6,256,638                  0.00                        0.00
Aggressive Growth Fund                               3,580,240                  0.00                        0.00
LargeCap Index Fund                                  1,077,496             2,753,504                        0.00
MidCap Growth Fund                                   2,082,133                  0.00                        0.00
Managed Index Fund                                   1,665,990             1,375,010                        0.00
SmallCap Index Fund                                    397,736               637,832                        0.00
Marsico Growth & Income Fund                           687,321                  0.00                        0.00
Marsico Focused Equities Fund                        1,951,845                  0.00                        0.00
Balanced Assets Fund                                 1,206,155                  0.00                        0.00
Short-Intermediate Gov't Fund                        2,761,572             1,380,428                        0.00
Short-Term Income Fund                               1,290,670             1,290,330                        0.00
Strategic Income Fund                                1,914,951               383,049                        0.00
Investment Grade Bond Fund                           9,334,703             1,867,297                        0.00
Municipal Income Fund                                2,651,245             1,131,755                        0.00
Short-Term Municipal Income Fund                       179,149               479,111                        0.00
Intermediate Municipal Bond  Fund                    3,120,856             1,454,144                        0.00
Florida Intermediate Municipal Bond Fund               750,898               419,102                        0.00
Georgia Intermediate Municipal Bond Fund               446,861               334,883                        0.00
Maryland Intermediate Municipal Bond  Fund             512,685               397,315                        0.00
North Carolina Intermediate Municipal Bond Fund        626,613               379,387                        0.00
South Carolina Intermediate  Municipal Bond Fund       900,188               451,812                        0.00
Tennessee Intermediate  Municipal Bond Fund            124,633               210,153                        0.00
Texas Intermediate Municipal Bond Fund               1,350,723               620,277                        0.00
Virginia Intermediate Municipal Bond Fund              849,701               485,299                        0.00
Florida Municipal Bond Fund                            552,208               340,792                        0.00
Georgia Municipal Bond Fund                             50,789               185,961                        0.00
Maryland  Municipal Bond Fund                           76,086               167,416                        0.00
North  Carolina Municipal Bond Fund                    113,404               173,856                        0.00
South Carolina Municipal Bond Fund                      59,273               179,721                        0.00
Tennessee Municipal Bond Fund                            9,144               145,172                        0.00
Texas Municipal Bond Fund                               32,331               139,869                        0.00
Virginia Municipal Bond Fund                            74,830               177,686                        0.00
Emerging Markets Fund                                  324,702                82,712                        0.00
Strategic Growth Fund                                  701,840                  0.00                        0.00


         BAAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to BAAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 1998.

                                                 Net Amount Paid          Amount Waived       Reimbursed by Adviser
                                                 ---------------          -------------       ---------------------
Prime Fund                                          $9,639,804              $1,588,170                $0.00
Treasury Fund                                        5,843,938                 843,672                 0.00
Equity Income Fund                                   4,731,858                    0.00                 0.00
Government Securities Fund                             606,485                 160,648                 0.00
International Equity Fund                            9,260,334                    0.00                 0.00
International Growth Fund                            4,491,759                 145,205                 0.00
International Value Fund                               326,210                   3,902                 0.00
Small Company Fund                                     959,096                 419,890                 0.00
U.S. Government Bond Fund                              483,931                 385,271                 0.00
Government  Money Market Fund                          468,312                 954,231                 0.00


                                                 Net Amount Paid          Amount Waived       Reimbursed by Adviser
                                                 ---------------          -------------       ---------------------
Tax Exempt Fund                                      3,482,525               5,239,935                 0.00
Value Fund                                          15,618,802                  49,168                 0.00
Capital Growth Fund                                  5,717,424                    0.00                 0.00
Aggressive Growth Fund                               1,236,280                    0.00                 0.00
LargeCap Index Fund                                  1,302,110               2,088,839                 0.00
MidCap Growth Fund                                   2,836,719                    0.00                 0.00
Managed Index Fund                                     360,994                 449,019                 0.00
SmallCap Index Fund                                       0.00                 419,108                 0.00
Marsico Growth & Income Fund                              0.00                  10,919                 0.00
Marsico Focused Equities Fund                           27,032                    0.00                 0.00
Balanced Assets Fund                                 1,493,286                    0.00                 0.00
Short-Intermediate Gov't Fund                        2,708,669               1,354,334                 0.00
Short-Term Income Fund                               1,006,049               1,006,049                 0.00
Strategic Income Fund                                1,440,010                 288,002                 0.00
Investment Grade Bond Fund                           7,389,298               1,760,101                 0.00
Municipal Income Fund                                1,495,049                 865,120                 0.00
Short-Term Municipal Income Fund                       143,891                 357,577                 0.00
Intermediate Municipal Bond  Fund                    1,814,264               1,420,175                 0.00
Florida Intermediate Municipal Bond Fund               414,266                 371,186                 0.00
Georgia Intermediate Municipal Bond Fund               305,490                 267,367                 0.00
Maryland Intermediate Municipal Bond  Fund             216,531                 251,773                 0.00
North Carolina Intermediate Municipal Bond Fund        350,910                 325,600                 0.00
South Carolina Intermediate  Municipal Bond Fund       532,494                 471,252                 0.00
Tennessee Intermediate  Municipal Bond Fund             67,179                 121,971                 0.00
Texas Intermediate Municipal Bond Fund                 688,008                 601,927                 0.00
Virginia Intermediate Municipal Bond Fund              631,227                 484,093                 0.00
Florida Municipal Bond Fund                            144,492                 123,106                 0.00
Georgia Municipal Bond Fund                             33,480                  66,122                 0.00
Maryland  Municipal Bond Fund                           25,999                  82,546                 0.00
North Carolina Municipal Bond Fund                      83,208                  94,452                 0.00
South Carolina Municipal Bond Fund                      42,805                  72,257                 0.00
Tennessee Municipal Bond Fund                            1,873                  57,822                 0.00
Texas Municipal Bond Fund                               26,062                  72,988                 0.00
Virginia Municipal Bond Fund                            56,750                  81,176                 0.00
Emerging Markets Fund                                  988,113                    0.00                 0.00



         For the 11-month fiscal period from May 1, 1998 to March 31, 1999 (the Trust changed its fiscal year end from April 30th to March 31st), Cash Reserves, Treasury Reserves, Government Reserves and Municipal Reserves paid Advisory fees to BAAI as follows:


                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived             BAAI
                                                       1999                1999                 1999
                                                       ----                ----                 ----
Cash Reserves                                      $10,651,186          $9,394,814              $0
Treasury Reserves                                    2,472,643           3,183,357               0
Government Reserves                                    757,681             982,319               0
Municipal Reserves                                     343,134             619,866               0

         For the fiscal year from May 1, 1997 to April 30, 1998 Cash Reserves, Treasury Reserves, Government Reserves and Municipal Reserves paid Advisory fees to BAAI as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived             BAAI

Cash Reserves                                      $5,755,496          $5,510,631               $0
Treasury Reserves                                   1,317,229           1,539,732                0
Government Reserves                                   660,333             757,134                0
Municipal Reserves                                    306,303             429,881                0


         Barnett Capital Advisors, Inc. ("Barnett") assumed the responsibilities as investment adviser for the Emerald Prime Advantage Institutional Fund (the predecessor portfolio to Money Market Reserves) on June 29, 1996 and assumed sole responsibility for the Fund under a new advisory agreement on December 1, 1996.

         For the fiscal period from May 16, 1998 to March 31, 1999 Money Market Reserves paid Advisory fees to BAAI as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived             BAAI
                                                       1999                1999                 1999
                                                       ----                ----                 ----
Money Market Reserves                                  $672,666          $1,448,334             $0

         For the fiscal period from December 1, 1997 to May 16, 1998 the Emerald Prime Advantage Institutional Fund paid Advisory fees to Barnett as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived           Barnett
Emerald Prime Advantage Institutional Fund             $44,692             $19,626              $0

         Prior to May 15, 1999, Bank of America National Trust and Savings Association ("Bank of America Adviser") was the investment adviser to the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor to California Tax-Exempt Reserves), the Pacific Horizon Asset Allocation Fund (the predecessor to Asset Allocation Fund), Pacific Horizon Capital Income Fund (the predecessor to the Convertible Securities Fund) and the Pacific Horizon California Municipal Bond Fund (the predecessor to the California Municipal Bond
Fund). Prior to May 15, 1999, Bank of America Adviser was also the investment adviser to the Pacific Horizon Investment Grade Bond Master Portfolio (the predecessor to The Intermediate Bond Master Portfolio) and the Pacific Horizon Blue Chip Master Portfolio (the predecessor to The Blue Chip Master Portfolio).

         For the fiscal period from March 1, 1999 to May 14, 1999, the Pacific Horizon California Tax-Exempt Money Market Fund, the Pacific Horizon Asset Allocation Fund, the Pacific Horizon Capital Income Fund, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon Investment Grade Bond Master Portfolio, the Pacific Horizon Blue Chip Master Portfolio, and the Pacific Horizon Blue Chip (Feeder) Fund paid Advisory fees to Bank of America Adviser as follows:



                                                                                    Fees Reimb. By Bank of
                                         Net Fees Paid        Net Fees Waived          America Adviser
Pacific Horizon California
Tax-Exempt Money Market Fund                 (60,767)                -                     384,798
Pacific Horizon Asset Allocation Fund        132,667              111,809                     -
Pacific Horizon Capital Income Fund          317,629               17,346                     -
Pacific Horizon California
Municipal Bond Fund                          119,243               13,794                     -
Pacific Horizon Investment Grade
Bond Master Portfolio*                         -                    -                         -
Pacific Horizon Blue Chip Master
Portfolio*                                     -                    -                         -
Pacific Horizon Blue Chip (Feeder)
Fund*                                          -                    -                         -


*Advisory Fees Paid at the Master

         For the fiscal year from March 1, 1998 to February 28, 1999, the Pacific Horizon California Tax-Exempt Money Market Fund, the Pacific Horizon Asset Allocation Fund, the Pacific Horizon Capital Income Fund, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon Investment Grade Bond Master Portfolio, the Pacific Horizon Blue Chip Master Portfolio, and the Pacific Horizon Blue Chip (Feeder) Fund paid Advisory fees to Bank of America Adviser as follows:

                                                                                           Fees Reimb. by
                                                       Net                  Net           Bank of America
                                                    Fees Paid           Fees Waived           Adviser
                                                       1999                1999                 1999
                                                       ----                ----                 ----

Pacific Horizon California Tax-Exempt Money           $1,548,799             $0                 $0
Market Fund
Pacific Horizon Asset Allocation Fund                 1,089,007               0                  0
Pacific Horizon Capital Income Fund                   1,740,699               0                  0
Pacific Horizon California Municipal Bond              687,688                0                  0
Fund
Pacific Horizon Investment Grade Bond Master           295,046             133,952               0
Portfolio
Pacific Horizon Blue Chip Master Portfolio            4,147,169               0                  0
Pacific Horizon Blue Chip (Feeder) Fund                  N/A                  N/A               38,230

         For the fiscal year from March 1, 1997 to February 28, 1998, the Pacific Horizon California Tax-Exempt Money Market Fund, the Pacific Horizon Asset Allocation Fund (Pacific Horizon Asset Allocation Master Portfolio prior to June 23, 1997), the Pacific Horizon Capital Income Fund, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon Investment Grade Bond Master Portfolio and the Pacific Horizon Blue Chip Master Portfolio paid Advisory fees to Bank of America Adviser as follows:


                                                                                           Fees Reimb. by
                                                       Net                  Net           Bank of America
                                                    Fees Paid           Fees Waived           Adviser
Pacific Horizon California Tax-Exempt Money           $1,149,877             $0                 $0
Market Fund
Pacific Horizon Asset Allocation Fund                     0                650,191               0
Pacific Horizon Capital Income Fund                   1,637,658               0                  0
Pacific Horizon California Municipal Bond              828,272             194,717               0
Fund
Pacific Horizon Investment Grade Bond Master           217,339             248,915               0
Portfolio
Pacific Horizon Blue Chip Master Portfolio            3,099,522            262,519               0


         The table below states the net sub-advisory fees paid to Gartmore for the fiscal period indicated. No fees were waived or reimbursed by the Adviser during those periods.

                                                Period Ending       Period Ending         Period Ending
                                                   3/31/00             3/31/99               3/31/98
International Equity Fund                        $1,179,182        $5,826,400             $9,260,333.98
International Growth Fund                         1,205,459         1,935,481              4,331,994.06
Emerging Markets Fund                               102,346           288,796                988,113.20

         The table below states the net sub-advisory fees paid to INVESCO for the fiscal period indicated. No fees were waived or reimbursed by the Advisor during those periods.

                           Period Ending 3/31/00


International Equity             $489,476


         The table below states the net sub-advisory fees paid to Putnam for the fiscal period indicated. No fees were waived or reimbursed by the Advisor during those periods.

                           Period Ending 3/31/00


International Equity             $490,887


         The table below states the net sub-advisory fees paid to Chicago Equity for the fiscal period indicated. No fees were waived or reimbursed by the Advisor during those periods.

                           Period Ending 3/31/00


Blue Chip Fund*                  $
Asset Allocation Fund            $820,193




-----------------------------------

*These fees are paid at the Master.

         The table below states the net sub-advisory fees paid to Marsico for the fiscal year indicated. No fees were waived or reimbursed by the Adviser during those periods.

                                                  Period Ending          Period Ending          Period Ending
                                                     3/31/00               3/31/999                3/31/98
Marsico Focused Equities Fund                    $2,023,082                $1,033,332              $14,311
Marsico Growth & Income Fund                        574,549                   363,877                5,780


         The table below states the net sub-advisory fees paid to Brandes for the fiscal period indicated. No fees were waived or reimbursed by the Adviser during these periods.

                                                  Period Ending          Period Ending          Period Ending
                                                     3/31/00                3/31/99                5/15/98
International Value Fund                            $613,897            $570,822                 $177,516.52


Co-Administrators and Sub-Administrator

         Stephens Inc. and BAAI (the "Co-Administrators") serve as co-administrators of each Company.

         The Co-Administrators serve under co-administration agreements ("Co-Administration Agreements"), which were approved by the Boards of Directors/Trustees on November 5-6, 1998 for NFI, NFT, and NR and on December 9, 1999 for NFST. The Co-Administrators receive, as compensation for their services rendered under the Co-Administration Agreements, administration fees, computed daily and paid monthly, at the annual rate of: 0.10% of the money market Funds; 0.22% of the fixed income and international Funds; and 0.23% of the domestic equity Funds of the average daily net assets of each such Fund. BAAI also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

         Pursuant to the Co-Administration Agreement, Stephens has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to each Company, (iii) furnish corporate secretarial services to each Company, including coordinating the preparation and distribution of materials for Board of Directors/Trustees meetings, (iv) coordinate the provision of legal advice to each Company with respect to regulatory matters, (v) coordinate the preparation of reports to each Company's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to each Company by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of each Company's operations. Stephens bears all expenses incurred in connection with the performance of its services.

         Also, pursuant to the Co-Administration Agreement, BAAI has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Company's reports to shareholders and the SEC, (iv) prepare and file each Company's federal and state tax returns, (v) perform monthly compliance testing for the Company, and (vi) prepare and furnish the Company monthly broker security transaction summaries and transaction listings and performance information. BAAI bears all expenses incurred in connection with the performance of its services.

         The Co-Administration Agreement may be terminated by a vote of a majority of the respective Board of Directors/Trustees, by Stephens or by BAAI, respectively, on 60 days' written notice without penalty. The Co-Administration Agreements are not assignable without the written consent of the other party. Furthermore, the Co-Administration Agreements provide that Stephens and BAAI shall not be liable to the Funds or to their shareholders except in the case of Stephens' or BAAI's, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         BNY serves as sub-administrator for the Funds pursuant to sub-administration agreements. Pursuant to their terms, BNY assists Stephens and BAAI in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from Stephens and BAAI based on an annual rate of the Funds' average daily net assets. Because all of the Funds of NFST are new series, they have not yet completed a single fiscal year. Accordingly, co-administration fees and sub-administration fees paid are not included below.

         The table set forth below states the net Co-Administration fees paid to BAAI and waived for the fiscal period ended March 31, 2000.

                             CO-ADMINISTRATION FEES

                                             Fees Paid to BAAI        Waiver per expense ratioa nalysis
                                             -----------------        ---------------------------------

         Prime Fund                               593,138                    -
         Treasury Fund                            209,505                    -
         Equity Income Fund                       620,120                    -
         Govt Securities Fund                     205,715                    -
         Intl Equity Fund                         588,271                    -
         Intl Growth Fund                         170,778                    -
         Intl Value Fund                          294,060                    -
         Small Company Fund                       615,968                    -
         US Govt Bond Fund                         93,265                    -
         Govt Money Market Fund                    47,442                    -
         Tax Exempt Fund                          282,587                    -
         Value Fund                             1,883,413                    -
         Capital Growth Fund                      842,870                    -
         Aggressive Growth Fund                   487,245                    -
         LargeCap Index Fund                    1,031,332                    -
         MidCap Growth Fund                       259,259                    -
         Managed Index Fund                       688,841                    -
         SmallCap Index Fund                      198,238                    -
         Cash Reserves                          1,113,257                22,294,339
         Money Market Reserves                     17,089                 2,586,682
         Treasury Reserves                        227,937                 4,791,723
         Government Reserves                            0                 1,348,493
         Municipal Reserves                         (199)                 1,045,827
         California Tax-Exempt Reserves*         (49,171)                 1,195,892
         Asset Allocation Fund*                   360,382                     -
         Convertible Securities Fund*             331,021                     -
         California Municipal Bond Fund*          180,645                     -
         Intermediate Bond Fund*                   44,794                     -
         Blue Chip Fund*                          371,641                     -
         Marsico Growth & Income Fund             181,239                     -
         Marsico Focused Equities Fund            647,723                     -
         Balanced Assets Fund                     120,133                     -
         Short-Intermediate Govt Fund             577,009                     -
         Short-Term Income Fund                   409,185                     -
         Strategic Income Fund                    227,764                     -
         Investment Grade Bond Fund             1,742,529                     -
         Municipal Income Fund                    616,848                     -
         Short-Term Municipal Income Fund         115,124                     -
         Intermediate Municipal Bond Fund         860,494                     -
         Fl Int Municipal Bond Fund               228,065                     -
         GA Int Municipal Bond Fund               145,010                     -
         MD Intl Municipal Bond Fund              193,877                     -
         NC Int Municipal Bond Fund               192,601                     -
         SC Int Municipal Bond Fund               245,858                     -
         TN Int Municipal Bond Fund                50,260                     -
         TX Int Municipal Bond Fund               356,530                     -
         VA Int Municipal Bond Fund               278,270                     -
         FL Municipal Bond Fund                   142,783                     -
         GA Municipal Bond Fund                    23,126                     -
         MD Municipal Bond Fund                    34,857                     -
         NC Municipal Bond Fund                    40,396                     -
         SC Municipal Bond Fund                    31,020                     -
         TN Municipal Bond Fund                    10,322                     -
         TX Municipal Bond Fund                    14,400                     -
         VA Municipal Bond Fund                    26,738                     -
         Emerging Markets Fund                     35,672                     -
         Strategic Growth Fund                    475,051                     -
                                                                              -
                                             ---------------------- -------------------------
                             Total:           $19,732,326               $33,262,956
                                             ====================== =========================

---------------------------------

         *The amounts shown for this Fund represent fees for the Fiscal period from May 16, 1999 to March 31, 2000.



                             CO-ADMINISTRATION FEES


                                                         Fees Paid to Stephens  Waiver per expense ratio analysis
                                                         ---------------------  ---------------------------------
         Prime Fund                                            3,529,994                 1,195,641
         Treasury Fund                                         1,215,399                  422,307
         Equity Income Fund                                     391,816                      -
         Govt Securities Fund                                   124,194                      -
         Intl Equity Fund                                      (42,082)                   179,777
         Intl Growth Fund                                       71,813                       -
         Intl Value Fund                                        169,114                      -
         Small Company Fund                                     360,306                      -
         US Govt Bond Fund                                      59,165                       -
         Govt Money Market Fund                                 274,853                    95,508
         Tax Exempt Fund                                       1,384,832                  481,192
         Value Fund                                            1,490,058                     -
         Capital Growth Fund                                    518,471                      -
         Aggressive Growth Fund                                 303,701                      -
         LargeCap Index Fund                                    641,390                      -
         MidCap Growth Fund                                     156,640                      -
         Managed Index Fund                                     427,658                      -
         SmallCap Index Fund                                    122,199                      -
         Cash Reserves                                         2,010,983                     -
         Money Market Reserves                                  241,385                      -
         Treasury Reserves                                      448,018                      -
         Government Reserves                                    126,655                      -
         Municipal Reserves                                     98,213                       -
         California Tax-Exempt Reserves*                        109,923                      -
         Asset Allocation Fund*                                 196,260                      -
         Convertible Securities Fund*                           179,186                      -
         California Municipal Bond Fund*                        65,472                     33,359
         Intermediate Bond Fund*                               (126,787)                  178,526
         Blue Chip Fund*                                        259,581                   338,291
         Marsico Growth & Income Fund                           212,496                      -
         Marsico Focused Equities Fund                          849,604                      -
         Balanced Assets Fund                                   75,718                       -
         Short-Intermediate Govt Fund                           359,425                      -
         Short-Term Income Fund                                 252,740                      -
         Strategic Income Fund                                  150,040                      -
         Investment Grade Bond Fund                            1,282,937                     -
         Municipal Income Fund                                  255,948                   127,538
         Short-Term Municipal Income Fund                       47,452                     23,647
         Intermediate Municipal Bond Fund                       356,849                   177,827
         Fl Int Municipal Bond Fund                             94,817                     47,254
         GA Int Municipal Bond Fund                             60,248                     30,020
         MD Intl Municipal Bond Fund                            80,206                     39,967
         NC Int Municipal Bond Fund                             79,902                     39,819
         SC Int Municipal Bond Fund                             102,081                    50,871
         TN Int Municipal Bond Fund                             20,860                     10,395
         TX Int Municipal Bond Fund                             148,383                    73,944
         VA Int Municipal Bond Fund                             114,867                    57,241
         FL Municipal Bond Fund                                 59,301                     29,562
         GA Municipal Bond Fund                                  9,520                     4,746
         MD Municipal Bond Fund                                 14,336                     7,146
         NC Municipal Bond Fund                                 16,677                     8,308
         SC Municipal Bond Fund                                 12,452                     6,206
         TN Municipal Bond Fund                                  4,275                     2,130
         TX Municipal Bond Fund                                  6,017                     3,000
         VA Municipal Bond Fund                                 11,021                     5,492
         Emerging Markets Fund                                  13,984                       -
         Strategic Growth Fund                                  278,951                      -
                                                              -----------                ----------
                                                              $19,779,518                $3,669,714
                                                              ===========                ==========

         The table set forth below states the net Sub-Administration fees paid to BNY and waived for the fiscal year ended March 31, 2000.

                             SUB-ADMINISTRATION FEES

                                                                 Fees Paid to BONY  Waiver per expense ratio analysis
                                                                 -----------------  ---------------------------------

         Prime Fund                                                   659,433                 -
         Treasury Fund                                                264,326                 -
         Equity Income Fund                                           391,324                 -
         Govt Securities Fund                                         103,347                 -
         Intl Equity Fund                                             629,092                 -
         Intl Growth Fund                                             125,587                 -
         Intl Value Fund                                              296,329                 -
         Small Company Fund                                           361,001                 -
         US Govt Bond Fund                                             49,268                 -
         Govt Money Market Fund                                        59,736                 -
         Tax Exempt Fund                                              257,352                 -
         Value Fund                                                   885,891                 -
         Capital Growth Fund                                          519,822                 -
         Aggressive Growth Fund                                       303,339                 -
         LargeCap Index Fund                                          620,995                 -
         MidCap Growth Fund                                           157,660                 -
         Managed Index Fund                                           427,965                 -
         SmallCap Index Fund                                          122,303                 -
         Cash Reserves                                              1,294,123                 -
         Money Market Reserves                                        375,048                 -
         Treasury Reserves                                            650,728                 -
         Government Reserves                                          210,738                 -
         Municipal Reserves                                           163,412                 -
         California Tax-Exempt Reserves*                              183,206                 -
         Asset Allocation Fund*                                       196,572                 -
         Convertible Securities Fund*                                 180,558                 -
         California Municipal Bond Fund*                               82,112                 -
         Intermediate Bond Fund*                                       39,378                 -
         Blue Chip Fund*                                              469,361                 -
         Marsico Growth & Income Fund                                 212,943                 -
         Marsico Focused Equities Fund                                672,587                 -
         Balanced Assets Fund                                          75,661                 -
         Short-Intermediate Govt Fund                                 299,160                 -
         Short-Term Income Fund                                       210,308                 -
         Strategic Income Fund                                        124,984                 -
         Investment Grade Bond Fund                                   695,519                 -
         Municipal Income Fund                                        319,268                 -
         Short-Term Municipal Income Fund                              59,184                 -
         Intermediate Municipal Bond Fund                             445,145                 -
         Fl Int Municipal Bond Fund                                   118,295                 -
         GA Int Municipal Bond Fund                                    75,148                 -
         MD Intl Municipal Bond Fund                                  100,043                 -
         NC Int Municipal Bond Fund                                    99,677                 -
         SC Int Municipal Bond Fund                                   127,349                 -
         TN Int Municipal Bond Fund                                    26,021                 -
         TX Int Municipal Bond Fund                                   185,113                 -
         VA Int Municipal Bond Fund                                   143,281                 -
         FL Municipal Bond Fund                                        74,010                 -
         GA Municipal Bond Fund                                        11,879                 -
         MD Municipal Bond Fund                                        17,889                 -
         NC Municipal Bond Fund                                        20,797                 -
         SC Municipal Bond Fund                                        15,529                 -
         TN Municipal Bond Fund                                         5,331                 -
         TX Municipal Bond Fund                                         7,510                 -
         VA Municipal Bond Fund                                        13,748                 -
         Emerging Markets Fund                                         24,755                 -
         Strategic Growth Fund                                        279,665                 -
                                                                 ------------------ -----------------
                                    Total:                        $14,540,803               $ -
                                                                 ================== =================

---------------------------------

         *The amounts shown for this Fund represent fees for the Fiscal period from May 16, 1999 to March 31, 2000.



                  BANK OF NEW YORK ADMINISTRATION FEE STRUCTURE

NATIONS FUNDS

Money Market Funds

             Breakpoints                       Rate
--------------------------------------- -------------------
 < or equal to $3 billion                    0.0125%
 >$3 billion to $6 billion                   0.0100%
 > $6 billion to $8 billion                  0.0050%
 > $8 billion to $10 billion                 0.0050%
 In excess of $10 billion                    0.0025%


Municipal Funds

              Breakpoints                       Rate
---------------------------------------- -------------------
 < or equal to $500 million                   0.0500%
 >$500 million to $1 billion                  0.0500%
 > $1 billion to $1.5 billion                 0.0300%
 > $1.5 billion to $2 billion                 0.0150%
 In excess of $2 billion                      0.0050%


Fixed Income Funds

              Breakpoints                       Rate
---------------------------------------- -------------------
 < than or equal to $500 million         0.0500%
 > $500 million to $1 billion            0.0500%
 > $1 billion to $1.5 billion            0.0300%
 > $1.5 billion to $2 billion            0.0150%
 In excess of $2 billion                 0.0050%


Equity Funds

              Breakpoints                       Rate
---------------------------------------- -------------------
 < or equal to $500 million              0.0600%
 > $500 million to $1 billion            0.0600%
 > $1 billion to $1.5 billion            0.0400%
 $1.5 billion to $2 billion              0.0200%
 In excess of $2 billion                 0.0100%


International Funds

              Breakpoints                       Rate
---------------------------------------- -------------------
 < than or equal to $500 million         0.0700%

              Breakpoints                       Rate
---------------------------------------- -------------------
 > $500 million to $1 billion            0.0700%
 > $1 billion to $1.5 billion            0.0500%
 > $1.5 billion to $2 billion            0.0300%
 In excess of $2 billion                 0.0100%


Exceptions:

High Yield Bond and High Yield Bond Annuity follow International pricing schedule.

Marsico 21st Century follows International pricing schedule.



         The table set forth below states the net Co-Administration fees paid to BAAI and waived for the fiscal period December 1, 1998 through March 31, 1999.

                             Co-Administration Fees

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Prime Fund                                                $224,770                 0
         Treasury Fund                                               83,137                 0
         Equity Income Fund                                          26,068                 0
         Government Securities Fund                                   5,693                 0
         International Equity Fund                                   26,254                 0
         International Growth Fund                                    7,126                 0
         International Value Fund                                     4,657                 0
         Small Company Fund                                          12,417                 0
         U.S. Government Bond Fund                                    4,095                 0
         Government  Money Market Fund                               18,715                 0
         Tax Exempt Fund                                             92,397                 0
         Value Fund                                                  77,026                 0
         Capital Growth Fund                                         27,883                 0
         Aggressive Growth Fund                                      17,500                 0
         LargeCap Index Fund                                         30,267                 0
         MidCap Growth Fund                                           7,974                 0
         Managed Index Fund                                          23,116                 0
         SmallCap Index Fund                                          7,330                 0
         Managed Value Index Fund                                       328                 0
         Managed SmallCap Value Index Fund                              180                 0
         Marsico Growth & Income Fund                                 4,686                 0
         Marsico Focused Equities Fund                               13,634                 0
         Balanced Assets Fund                                         5,289                 0
         Short-Intermediate Gov't Fund                               22,020                 0
         Short-Term Income Fund                                      14,084                 0
         Strategic Income Fund                                       13,321                 0
         Investment Grade Bond Fund                                  61,222                 0
         Municipal Income Fund                                       22,441                 0
         Short-Term Municipal Income Fund                             4,056                 0
         Intermediate Municipal Bond  Fund                           31,012                 0
         Florida Intermediate Municipal Bond Fund                     8,212                 0
         Georgia Intermediate Municipal Bond Fund                     5,394                 0
         Maryland Intermediate Municipal Bond  Fund                   6,862                 0
         North Carolina Intermediate Municipal Bond Fund              6,825                 0
         South Carolina Intermediate  Municipal Bond Fund             8,946                 0
         Tennessee Intermediate  Municipal Bond Fund                  1,803                 0
         Texas Intermediate Municipal Bond Fund                      13,204                 0
         Virginia Intermediate Municipal Bond Fund                    9,640                 0
         Florida Municipal Bond Fund                                  5,342                 0
         Georgia Municipal Bond Fund                                    780                 0
         Maryland  Municipal Bond Fund                                1,144                 0
         North  Carolina Municipal Bond Fund                          1,360                 0
         South Carolina Municipal Bond Fund                             801                 0
         Tennessee Municipal Bond Fund                                  361                 0
         Texas Municipal Bond Fund                                      569                 0



                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Virginia Municipal Bond Fund                                   907                 0
         Emerging Markets Fund                                          501                 0
         Strategic Growth Fund                                        7,172                 0
                                 Total:                             968,521

                                                                 -------


         The table set forth below states the net Co-Administration fees paid to Stephens and waived for the fiscal period December 1, 1998 through March 31, 1999.

                             Co-Administration Fees

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Prime Fund                                               $1,786,232         $449,540
         Treasury Fund                                               644,316          166,276
         Equity Income Fund                                          157,132              ---
         Government Securities Fund                                   31,535              ---
         International Equity Fund                                    97,425              ---
         International Growth Fund                                    26,598              ---
         International Value Fund                                     17,477              ---
         Small Company Fund                                           75,409              ---
         U.S. Government Bond Fund                                    22,681              ---
         Government  Money Market Fund                               145,044           37,431
         Tax Exempt Fund                                             716,080          184,796
         Value Fund                                                  561,488              ---
         Capital Growth Fund                                         168,052              ---
         Aggressive Growth Fund                                      105,027              ---
         LargeCap Index Fund                                         183,645              ---
         MidCap Growth Fund                                           47,253              ---
         Managed Index Fund                                          140,297              ---
         SmallCap Index Fund                                          44,531              ---
         Managed Value Index Fund                                      1,995              ---
         Managed SmallCap Value Index Fund                             1,091              ---
         Marsico Growth & Income Fund                                 28,322              ---
         Marsico Focused Equities Fund                                82,370              ---
         Balanced Assets Fund                                         32,122              ---
         Short-Intermediate Gov't Fund                               121,946              ---
         Short-Term Income Fund                                       78,018              ---
         Strategic Income Fund                                        73,849              ---
         Investment Grade Bond Fund                                  372,610              ---
         Municipal Income Fund                                       124,746           44,881
         Short-Term Municipal Income Fund                             22,854            8,113
         Intermediate Municipal Bond  Fund                           172,364           62,025
         Florida Intermediate Municipal Bond Fund                     45,671           16,423
         Georgia Intermediate Municipal Bond Fund                     29,968           10,787
         Maryland Intermediate Municipal Bond  Fund                   38,131           13,725
         North Carolina Intermediate Municipal Bond Fund              37,951           13,647
         South Carolina Intermediate  Municipal Bond Fund             50,278           17,891
         Tennessee Intermediate  Municipal Bond Fund                  10,131            3,603
         Texas Intermediate Municipal Bond Fund                       74,216           26,408
         Virginia Intermediate Municipal Bond Fund                    54,229           19,280
         Florida Municipal Bond Fund                                  29,669           10,686
         Georgia Municipal Bond Fund                                   4,337            1,560
         Maryland  Municipal Bond Fund                                 6,359            2,285
         North  Carolina Municipal Bond Fund                           7,559            2,719
         South Carolina Municipal Bond Fund                            4,508            1,602
         Tennessee Municipal Bond Fund                                 2,023              720
         Texas Municipal Bond Fund                                     3,195            1,138
         Virginia Municipal Bond Fund                                  5,104            1,817
         Emerging Markets Fund                                         1,034              ---
         Strategic Growth Fund                                        43,466              ---
                                 Total:                            6,530,338          1,097,353
                                                                   ---------          ---------

         The table set forth below states the net Sub-Administration fees paid to BNY and waived for the fiscal year period December 1, 1998 through March 31, 1999.

                             Sub-Administration Fees

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Prime Fund                                                $238,058                $0
         Treasury Fund                                              104,546               ---
         Equity Income Fund                                          99,504               ---
         Government Securities Fund                                  13,627               ---
         International Equity Fund                                  141,937               ---
         International Growth Fund                                   35,926               ---
         International Value Fund                                    25,331               ---
         Small Company Fund                                          47,608               ---
         U.S. Government Bond Fund                                    9,779               ---
         Government  Money Market Fund                               23,373               ---
         Tax Exempt Fund                                            160,022               ---
         Value Fund                                                 199,844               ---
         Capital Growth Fund                                        109,532               ---
         Aggressive Growth Fund                                      69,020               ---
         LargeCap Index Fund                                        120,888               ---
         MidCap Growth Fund                                          29,998               ---
         Managed Index Fund                                          91,320               ---
         SmallCap Index Fund                                         27,811               ---
         Managed Value Index Fund                                     1,058               ---
         Managed SmallCap Value Index Fund                              694               ---
         Marsico Growth & Income Fund                                22,432               ---
         Marsico Focused Equities Fund                               66,100               ---
         Balanced Assets Fund                                        20,228               ---
         Short-Intermediate Gov't Fund                               52,627               ---
         Short-Term Income Fund                                      33,736               ---
         Strategic Income Fund                                       32,296               ---
         Investment Grade Bond Fund                                 112,350               ---
         Municipal Income Fund                                       55,722               ---
         Short-Term Municipal Income Fund                            11,595               ---
         Intermediate Municipal Bond  Fund                           76,838               ---
         Florida Intermediate Municipal Bond Fund                    20,539               ---
         Georgia Intermediate Municipal Bond Fund                    13,341               ---
         Maryland Intermediate Municipal Bond  Fund                  16,968               ---
         North Carolina Intermediate Municipal Bond Fund             17,041               ---
         South Carolina Intermediate  Municipal Bond Fund            24,764               ---
         Tennessee Intermediate  Municipal Bond Fund                  5,015               ---
         Texas Intermediate Municipal Bond Fund                      36,575               ---
         Virginia Intermediate Municipal Bond Fund                   26,442               ---
         Florida Municipal Bond Fund                                 13,099               ---
         Georgia Municipal Bond Fund                                  1,950               ---
         Maryland  Municipal Bond Fund                                2,886               ---
         North  Carolina Municipal Bond Fund                          3,389               ---
         South Carolina Municipal Bond Fund                           2,252               ---
         Tennessee Municipal Bond Fund                                  989               ---
         Texas Municipal Bond Fund                                    1,579               ---
         Virginia Municipal Bond Fund                                 2,511               ---
         Emerging Markets Fund                                        2,648               ---
         Strategic Growth Fund                                       30,044               ---
                                 Total:                           2,255,832
                                                                  ---------


         The table set forth below states the net Co-Administration fees paid to First Data Investor Services, Inc. ("First Data") and waived for the fiscal period December 1, 1998 through March 31, 1999, under the previous co-administration arrangements. The amounts paid and waived are for the time period to the end of the conversion to The Bank of New York. The conversion dates are as follows: January 4, 1999 for Marsico Focused Equities Fund and Marsico Growth and Income Fund; January 14, 1999 for Balanced Assets, Capital Growth, Disciplined Equity, Emerging Growth, Equity Income, Equity Index, Managed Index, Managed SmallCap Index, Managed SmallCap Value Index, Managed Value Index, Small Company Growth, Strategic Equity, and Value; January 26, 1999 for Short Term Municipal, South Carolina Intermediate Municipal Bond, South Carolina Municipal Bond, Tennessee

Intermediate Municipal Bond, Tennessee Municipal Bond, Texas Intermediate Municipal Bond, Texas Municipal Bond, Virginia Intermediate Municipal Bond, and Virginia Municipal Bond; February 2, 1999 for Municipal Income, Intermediate Municipal Bond, Florida Intermediate Municipal Bond, Florida Municipal Bond, Georgia Intermediate Municipal Bond, Georgia Municipal Bond, Maryland Intermediate Bond, Maryland Municipal Bond, North Carolina Intermediate Municipal Bond, and North Carolina Municipal Bond; and February 3, 1999 for Diversified Income, Government Securities, Short Intermediate Government, Short Term Income, Strategic Fixed Income and U.S. Government Bond.

                             Co-Administration Fees

                                                                               Fees Paid
                                                                                 Total
                                                                                 -----
Prime Fund                                                                           --
Treasury Fund                                                                        --
Equity Income Fund                                                               28,525
Government Securities Fund                                                       11,769
International Equity Fund                                                        36,158
International Growth Fund                                                         9,941
International Value Fund                                                          6,011
Small Company Fund                                                               13,005
U.S. Government Bond Fund                                                         8,485
Government  Money Market Fund                                                         -
Tax Exempt Fund                                                                       -
Value Fund                                                                       81,131
Capital Growth Fund                                                              29,132
Aggressive Growth Fund                                                           18,589
LargeCap Index Fund                                                              29,435
MidCap Growth Fund                                                                9,726
Managed Index Fund                                                               22,948
SmallCap Index Fund                                                               7,791
Managed Value Index Fund                                                            424
Managed SmallCap Value Index Fund                                                   186
Marsico Growth & Income Fund                                                      2,795
Marsico Focused Equities Fund                                                     7,708
Balanced Assets Fund                                                              5,546
Short-Intermediate Gov't Fund                                                    45,565
Short-Term Income Fund                                                           29,076
Strategic Income Fund                                                            27,213
Investment Grade Bond Fund                                                      126,271
Municipal Income Fund                                                            44,763
Short-Term Municipal Income Fund                                                  6,885
Intermediate Municipal Bond  Fund                                                62,000
Florida Intermediate Municipal Bond Fund                                         16,273
Georgia Intermediate Municipal Bond Fund                                         10,822
Maryland Intermediate Municipal Bond  Fund                                       13,746
North Carolina Intermediate Municipal Bond Fund                                  13,539
South Carolina Intermediate  Municipal Bond Fund                                 15,768
Tennessee Intermediate  Municipal Bond Fund                                       3,157
Texas Intermediate Municipal Bond Fund                                           23,244
Virginia Intermediate Municipal Bond Fund                                        16,760
Florida Municipal Bond Fund                                                      10,787
Georgia Municipal Bond Fund                                                       1,548
Maryland  Municipal Bond Fund                                                     2,245
North  Carolina Municipal Bond Fund                                               2,702
South Carolina Municipal Bond Funds                                               1,386
Tennessee Municipal Bond Fund                                                       640
Texas Municipal Bond Fund                                                         1,000
Virginia Municipal Bond Fund                                                      1,603
Emerging Markets Fund                                                             1,539
Strategic Growth Fund                                                             6,368
                       Total:                                                   814,205
                                                                                -------


         The table set forth below states the net Co-Administration fees paid to Stephens and waived for the fiscal period April 1, 1998 through November 30, 1998, under the previous administration arrangements. The administration arrangements have been revised and the fees set forth below are not reflective of those changes. The new arrangements appointing Stephens and BAAI as Co-Administrators and BNY as Sub-Administrator were effective on December 1, 1998.

                             Co-Administration Fees

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Prime Fund                                              $3,867,209              $900,323
         Treasury Fund                                            1,654,837               384,444
         Equity Income Fund                                         417,585                    --
         Government Securities Fund                                  59,181                    --
         International Equity Fund                                  179,847                    --
         International Growth Fund                                   68,148                    --
         International Value Fund                                    20,181                    --
         Small Company Fund                                         159,748                    --
         U.S. Government Bond Fund                                   73,538                    --
         Government  Money Market Fund                              190,129                44,099
         Tax Exempt Fund                                          1,545,156               359,494
         Value Fund                                               1,009,530                    --
         Capital Growth Fund                                        347,733                    --
         Aggressive Growth Fund                                     183,239                    --
         LargeCap Index Fund                                        294,366                    --
         MidCap Growth Fund                                         120,329                    --
         Managed Index Fund                                         238,669                    --
         SmallCap Index Fund                                         83,393                    --
         Managed Value Index Fund                                     4,997                    --
         Managed SmallCap Value Index Fund                            1,960                    --
         Marsico Growth & Income Fund                                21,106                    --
         Marsico Focused Equities Fund                               58,002                    --
         Balanced Assets Fund                                        68,260                    --
         Short-Intermediate Gov't Fund                              254,040                    --
         Short-Term Income Fund                                     155,386                    --
         Strategic Income Fund                                      134,498                    --
         Investment Grade Bond Fund                                 676,515                    --
         Municipal Income Fund                                      217,522                81,215
         Short-Term Municipal Income Fund                            41,725                15,506
         Intermediate Municipal Bond  Fund                          326,173               120,993
         Florida Intermediate Municipal Bond Fund                    81,828                30,370
         Georgia Intermediate Municipal Bond Fund                    54,784                20,345
         Maryland Intermediate Municipal Bond  Fund                  60,219                22,669
         North Carolina Intermediate Municipal Bond Fund             71,685                26,583
         South Carolina Intermediate  Municipal Bond Fund            97,730                36,206
         Tennessee Intermediate  Municipal Bond Fund                 18,283                 6,779
         Texas Intermediate Municipal Bond Fund                     141,467                52,443
         Virginia Intermediate Municipal Bond Fund                   91,890                34,139
         Florida Municipal Bond Fund                                 50,506                19,089
         Georgia Municipal Bond Fund                                  7,300                 2,712
         Maryland  Municipal Bond Fund                                9,956                 3,712
         North  Carolina Municipal Bond Fund                         12,927                 4,808
         South Carolina Municipal Bond Fund                           8,113                 3,015
         Tennessee Municipal Bond Fund                                3,915                 1,449
         Texas Municipal Bond Fund                                    6,191                 2,296
         Virginia Municipal Bond Fund                                 9,842                 3,653
         Emerging Markets Fund                                        3,220                    --
         Strategic Growth Fund                                       13,355                    --

                                                                 ------------------ -----------------
                                            Total:               13,216,213             2,176,342
                                                                 ================== =================

         The table set forth below states the net Co-Administration fees paid to First Data Investor Services, Inc. ("First Data") and waived for the fiscal period April 1, 1998 through November 30, 1998, under the previous co-administration arrangements.


                             Co-Administration Fees

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Prime Fund                                                 284,797                $0
         Treasury Fund                                              121,786                --
         Equity Income Fund                                         198,370                --
         Government Securities Fund                                  42,490                --
         International Equity Fund                                  348,548                --
         International Growth Fund                                  123,149                --
         International Value Fund                                    39,973                --
         Small Company Fund                                          72,787                --
         U.S. Government Bond Fund                                   51,881                --
         Government  Money Market Fund                               14,031                --
         Tax Exempt Fund                                            114,181                --
         Value Fund                                                 466,814                --
         Capital Growth Fund                                        167,156                --
         Aggressive Growth Fund                                      93,854                --
         LargeCap Index Fund                                        133,941                --
         MidCap Growth Fund                                          63,781                --
         Managed Index Fund                                         108,909                --
         SmallCap Index Fund                                         38,005                --
         Managed Value Index Fund                                     2,281                --
         Managed SmallCap Value Index Fund                              897                --
         Marsico Growth & Income Fund                                 9,838                --
         Marsico Focused Equities Fund                               27,007                --
         Balanced Assets Fund                                        31,160                --
         Short-Intermediate Gov't Fund                              181,172                --
         Short-Term Income Fund                                     111,375                --
         Strategic Income Fund                                       96,188                --
         Investment Grade Bond Fund                                 483,249                --
         Municipal Income Fund                                      156,232                --
         Short-Term Municipal Income Fund                            29,854                --
         Intermediate Municipal Bond  Fund                          233,013                --
         Florida Intermediate Municipal Bond Fund                    58,485                --
         Georgia Intermediate Municipal Bond Fund                    39,175                --
         Maryland Intermediate Municipal Bond  Fund                  43,548                --
         North Carolina Intermediate Municipal Bond Fund             51,196                --
         South Carolina Intermediate  Municipal Bond Fund            69,741                --
         Tennessee Intermediate  Municipal Bond Fund                 13,055                --
         Texas Intermediate Municipal Bond Fund                     101,011                --
         Virginia Intermediate Municipal Bond Fund                   65,729                --
         Florida Municipal Bond Fund                                 36,636                --
         Georgia Municipal Bond Fund                                  5,224                --
         Maryland  Municipal Bond Fund                                7,143                --
         North  Carolina Municipal Bond Fund                          9,256                --
         South Carolina Municipal Bond Fund                           5,805                --
         Tennessee Municipal Bond Fund                                2,793                --
         Texas Municipal Bond Fund                                    4,422                --
         Virginia Municipal Bond Fund                                 7,036                --
         Emerging Markets Fund                                       24,047                --
         Strategic Growth Fund                                        6,331                --
                                                                 ------------------ -----------------
                                            Total:                4,397,352                --
                                                                 ================== =================


         The table set forth below states the net Sub-Administration fees paid to BAAI (or its predecessor) and waived for the fiscal period April 1, 1998 through November 30, 1998, under the previous sub-administration arrangements.

                             Sub-Administration Fees

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Prime Fund                                                  $ 349,604            $ 0
         Treasury Fund                                                 145,599             --
         Equity Income Fund                                             47,576             --
         Government Securities Fund                                      8,778             --
         International Equity Fund                                      41,411             --
         International Growth Fund                                      13,950             --
         International Value Fund                                        6,468             --

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Small Company Fund                                             19,999             --
         U.S. Government Bond Fund                                       8,998             --
         Government  Money Market Fund                                  16,333             --
         Tax Exempt Fund                                               138,133             --
         Value Fund                                                    116,337             --
         Capital Growth Fund                                            40,508             --
         Aggressive Growth Fund                                         25,274             --
         LargeCap Index Fund                                            35,149             --
         MidCap Growth Fund                                             13,771             --
         Managed Index Fund                                             29,454             --
         SmallCap Index Fund                                            10,373             --
         Managed Value Index Fund                                          615             --
         Managed SmallCap Value Index Fund                                 247             --
         Marsico Growth & Income Fund                                    3,058             --
         Marsico Focused Equities Fund                                   8,279             --
         Balanced Assets Fund                                            8,508             --
         Short-Intermediate Gov't Fund                                  35,005             --
         Short-Term Income Fund                                         22,627             --
         Strategic Income Fund                                          19,103             --
         Investment Grade Bond Fund                                     95,000             --
         Municipal Income Fund                                          32,318             --
         Short-Term Municipal Income Fund                                5,952             --
         Intermediate Municipal Bond  Fund                              45,778             --
         Florida Intermediate Municipal Bond Fund                       11,540             --
         Georgia Intermediate Municipal Bond Fund                        7,764             --
         Maryland Intermediate Municipal Bond  Fund                      9,579             --
         North Carolina Intermediate Municipal Bond Fund                10,031             --
         South Carolina Intermediate  Municipal Bond Fund               13,556             --
         Tennessee Intermediate  Municipal Bond Fund                     2,553             --
         Texas Intermediate Municipal Bond Fund                         19,744             --
         Virginia Intermediate Municipal Bond Fund                      13,073             --
         Florida Municipal Bond Fund                                     8,298             --
         Georgia Municipal Bond Fund                                     1,044             --
         Maryland  Municipal Bond Fund                                   1,466             --
         North  Carolina Municipal Bond Fund                             1,854             --
         South Carolina Municipal Bond Fund                              1,157             --
         Tennessee Municipal Bond Fund                                     542             --
         Texas Municipal Bond Fund                                         866             --
         Virginia Municipal Bond Fund                                    1,392             --
         Emerging Markets Fund                                           1,702             --
         Strategic Growth Fund                                           2,188             --
                                                                 ------------------ -----------------
                                             Total:                  1,452,554             --
                                                                 ================== =================


         The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal year ended March 31, 1998, under the previous administration arrangements.

                               Administration Fees

                                                                 Net Fees Paid        Fees Waived
                                                                 -------------        -----------
         Prime Fund                                                  4,056,997         1,110,297
         Treasury Fund                                               2,423,641           664,082
         Equity Income Fund                                            494,468             0.00
         Government Securities Fund                                     71,126             0.00
         International Equity Fund                                     405,314              0.00
         International Growth Fund                                     230,311              0.00
         International Value Fund                                          n/a               n/a
         Small Company Fund                                             96,976              0.00
         U.S. Government Bond Fund                                      89,058              0.00
         Government  Money Market Fund                                 259,300            71,128
         Tax Exempt Fund                                             1,591,584           436,123
         Value Fund                                                  1,408,801              0.00
         Capital Growth Fund                                           503,034              0.00
         Aggressive Growth Fund                                        101,504              0.00
         LargeCap Index Fund                                           458,619              0.00


                                                                 Net Fees Paid        Fees Waived
                                                                 -------------        -----------
         MidCap Growth Fund                                            246,308              0.00
         Managed Index Fund                                            111,133              0.00
         SmallCap Index Fund                                            61,116              0.00
         Managed Value Index Fund                                        1,630              0.00
         Managed SmallCap Value Index Fund                                 848              0.00
         Marsico Growth & Income Fund                                      898              0.00
         Marsico Focused Equities Fund                                   2,227              0.00
         Balanced Assets Fund                                          134,032              0.00
         Short-Intermediate Gov't Fund                                 401,570              0.00
         Short-Term Income Fund                                        203,225              0.00
         Strategic Income Fund                                         173,538              0.00
         Investment Grade Bond Fund                                    903,615              0.00
         Municipal Income Fund                                         153,482            78,672
         Short-Term Municipal Income Fund                               38,788            20,059
         Intermediate Municipal Bond  Fund                             254,780           129,378
         Florida Intermediate Municipal Bond Fund                       61,898            31,419
         Georgia Intermediate Municipal Bond Fund                       44,811            22,914
         Maryland Intermediate Municipal Bond  Fund                     36,010            26,201
         North Carolina Intermediate Municipal Bond Fund                53,527            27,061
         South Carolina Intermediate  Municipal Bond Fund               79,235            40,150
         Tennessee Intermediate  Municipal Bond Fund                    14,824             7,566
         Texas Intermediate Municipal Bond Fund                        102,899            51,598
         Virginia Intermediate Municipal Bond Fund                      85,542            44,703
         Florida Municipal Bond Fund                                    17,169             8,920
         Georgia Municipal Bond Fund                                     6,369             3,320
         Maryland  Municipal Bond Fund                                   6,978             3,619
         North  Carolina Municipal Bond Fund                            11,379             5,922
         South Carolina Municipal Bond Funds                             7,376             3,836
         Tennessee Municipal Bond Fund                                   3,826             1,990
         Texas Municipal Bond Fund                                       6,334              3,301
         Virginia Municipal Bond Fund                                    8,843             4,598
         Emerging Markets Fund                                          21,266              0.00


         The table below sets forth the total co-administration fees paid to First Data Investor Services Group, Inc. ("First Data") and waived by First Data for the fiscal year ended March 31, 1998. First Data was the co-administrator under the previous administration arrangements.


                             Co-Administration Fees

                                                                 Net Fees Paid        Fees Waived
                                                                 -------------        -----------
         Prime Fund                                                    384,193              0.00
         Treasury Fund                                                 232,691              0.00
         Equity Income Fund                                            244,825              0.00
         Government Securities Fund                                     50,171             0.00
         International Equity Fund                                     623,612              0.00
         International Growth Fund                                     306,814              0.00
         International Value Fund                                          n/a               n/a
         Small Company Fund                                             43,762              0.00
         U.S. Government Bond Fund                                      59,434              0.00
         Government Money Market Fund                                   25,208              0.00
         Tax Exempt Fund                                               152,908              0.00
         Value Fund                                                    680,262              0.00
         Capital Growth Fund                                           259,289              0.00
         Aggressive Growth Fund                                         63,108              0.00
         Equity Index  Fund                                            214,846              0.00
         MidCap Growth Fund                                            131,921              0.00
         Managed Index Fund                                             50,870              0.00
         SmallCap Index Fund                                            22,706              0.00
         Managed Value Index Fund                                          709              0.00
         Managed SmallCap Value Index Fund                                 371              0.00
         Marsico Growth & Income Fund                                      387              0.00
         Marsico Focused Equities Fund                                     953              0.00
         Balanced Assets Fund                                           65,073              0.00


                                                                 Net Fees Paid        Fees Waived
                                                                 -------------        -----------
         Short-Intermediate Gov't Fund                                 275,597              0.00
         Short-Term Income Fund                                        132,125              0.00
         Strategic Income Fund                                         114,464              0.00
         Investment Grade Bond Fund                                    621,285              0.00
         Municipal Income Fund                                         161,207              0.00
         Short-Term Municipal Income Fund                               41,447              0.00
         Intermediate Municipal Bond  Fund                             262,730              0.00
         Florida Intermediate Municipal Bond Fund                       63,773              0.00
         Georgia Intermediate Municipal Bond Fund                       46,846              0.00
         Maryland Intermediate Municipal Bond  Fund                     31,450              0.00
         North Carolina Intermediate Municipal Bond Fund                54,714              0.00
         South Carolina Intermediate  Municipal Bond Fund               81,364              0.00
         Tennessee Intermediate  Municipal Bond Fund                    15,440              0.00
         Texas Intermediate Municipal Bond Fund                        103,490              0.00
         Virginia Intermediate Municipal Bond Fund                      92,909              0.00
         Florida Municipal Bond Fund                                    18,511              0.00
         Georgia Municipal Bond Fund                                     6,911              0.00
         Maryland  Municipal Bond Fund                                   7,494              0.00
         North  Carolina Municipal Bond Fund                            12,309              0.00
         South Carolina Municipal Bond Fund                              7,965              0.00
         Tennessee Municipal Bond Fund                                   4,133              0.00
         Texas Municipal Bond Fund                                       6,873             0.00
         Virginia Municipal Bond Fund                                    9,547              0.00
         Emerging Markets Fund                                          67,559              0.00


         The table set forth below states the net Sub-Administration fees paid and waived to Bank of America, or its affiliate BAAI (or their predecessors), for the fiscal year ended March 31, 1998.

                             Sub-Administration Fees

                                                                 Net Fees Paid        Fees Waived
                                                                 -------------        -----------
         Prime Fund                                                  $555,149              $0
         Treasury Fund                                                332,041              --
         Equity Income Fund                                            73,929              --
         Government Securities Fund                                    12,130              --
         International Equity Fund                                    102,893              --
         International Growth Fund                                     55,097              --
         International Value Fund                                           0              --
         Small Company Fund                                            14,378              --
         U.S. Government Bond Fund                                     15,227              --
         Government  Money Market Fund                                 35,564              --
         Tax Exempt Fund                                              218,062              --
         Value Fund                                                   208,906              --
         Capital Growth Fund                                           76,232              --
         Aggressive Growth Fund                                        16,484              --
         LargeCap Index Fund                                           67,819              --
         MidCap Growth Fund                                            37,823              --
         Managed Index Fund                                            16,200              --
         SmallCap Index Fund                                            8,382              --
         Managed Value Index Fund                                         250              --
         Managed SmallCap Value Index Fund                                141              --
         Marsico Growth & Income Fund                                     128              --
         Marsico Focused Equities Fund                                    318              --
         Balanced Assets Fund                                          19,910              --
         Short-Intermediate Gov't Fund                                 67,717              --
         Short-Term Income Fund                                        33,535              --
         Strategic Income Fund                                         28,800              --
         Investment Grade Bond Fund                                   152,490              --
         Municipal Income Fund                                         39,336              --
         Short-Term Municipal Income Fund                              10,029              --
         Intermediate Municipal Bond  Fund                             64,689              --
         Florida Intermediate Municipal Bond Fund                      15,709              --
         Georgia Intermediate Municipal Bond Fund                      11,457              --
         Maryland Intermediate Municipal Bond  Fund                     9,366              --
         North Carolina Intermediate Municipal Bond Fund               13,530              --



                                                                 Net Fees Paid        Fees Waived
                                                                 -------------        -----------
         South Carolina Intermediate  Municipal Bond Fund              20,075              --
         Tennessee Intermediate  Municipal Bond Fund                    3,783              --
         Texas Intermediate Municipal Bond Fund                        25,799              --
         Virginia Intermediate Municipal Bond Fund                     22,306              --
         Florida Municipal Bond Fund                                    4,460              --
         Georgia Municipal Bond Fund                                    1,660              --
         Maryland  Municipal Bond Fund                                  1,809              --
         North  Carolina Municipal Bond Fund                            2,961              --
         South Carolina Municipal Bond Fund                             1,918              --
         Tennessee Municipal Bond Fund                                    995              --
         Texas Municipal Bond Fund                                      1,651              --
         Virginia Municipal Bond Fund                                   2,299              --
         Emerging Markets Fund                                          8,983              --


         The table set forth below states the net combined Administration fees paid to Stephens and waived for the fiscal year ended April 30, 1998 under the previous administration arrangements. As of December 1, 1998, the administration arrangements have been revised. Accordingly, the fees set forth below are shown for the periods, May 1, 1998 through November 30, 1998 and from December 1, 1998 through March 31, 1999. For the fiscal years ended April 30, 1998 and March 31, 1999 the Funds paid combined administrative fees as follows:

                   Net          Net Fees       Net             Net Fees
                   Fees Paid    Waived         Fees Paid       Waived
                   1998         1998           1999            1999
                   ----         ----           ----            ----

Cash Reserves      $444,739     $3,310,637     $922,159        $5,759,841

Treasury Reserves
                    112,671        839,649      281,755         1,603,245
Government
Reserves             55,996        416,493       87,380           492,620

Municipal
Reserves             29,152        216,243       48,585           272,415

Money Market
Reserves                  0              0      121,254           585,746

         The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal period May 1, 1998 through November 30, 1998.

                               Administration Fees

                                              Fees Paid          Fees Waived
         Cash Reserves                         $390,477           $3,654,043
         Treasury Reserves                      112,205            1,030,887
         Government Reserves                     33,897              311,090
         Money Market Reserves                   22,143              100,249
         Municipal Reserves                      18,438              365,740


         The table set forth below states the net Co-Administration fees paid to First Data and waived for the fiscal period May 1, 1998 through November 30, 1998.

                             Co-Administration Fees

                                               Fees Paid          Fees Waived
         Cash Reserves                           $39,734               $0
         Treasury Reserves                        11,370                0
         Government Reserves                       3,441                0
         Money Market Reserves                     1,991                0
         Municipal Reserves                        1,860                0

         The table set forth below states the net Sub-Administration fees paid to BAAI and waived for the fiscal period May 1, 1998 through November 30, 1998.

                             Sub-Administration Fees

                                                 Fees Paid          Fees Waived
         Cash Reserves                                $0                 $0
         Treasury Reserves                             0                  0
         Government Reserves                           0                  0
         Money Market Reserves                         0                  0
         Municipal Reserves                            0                  0


        The table set forth below states the net Co-Administration fees paid to BAAI and waived for the fiscal period December 1, 1998 through March 31, 1999.

                             Co-Administration Fees

                                                Fees Paid          Fees Waived
         Cash Reserves                               $0                 $0
         Treasury Reserves                            0                  0
         Government Reserves                          0                  0
         Money Market Reserves                        0                  0
         Municipal Reserves                           0                  0


         The table set forth below states the net Co-Administration fees paid to Stephens and waived for the fiscal period December 1, 1998 through March 31, 1999.



                             Co-Administration Fees

                                                 Fees Paid          Fees Waived
         Cash Reserves                            $225,030            $2,105,798
         Treasury Reserves                          62,306               572,358
         Government Reserves                        19,781               181,530
         Money Market Reserves                      38,026               172,166
         Municipal Reserves                         11,090               220,006






         The table set forth below states the net Sub-Administration fees paid to BNY and waived for the fiscal period December 1, 1998 through March 31, 1999.

                             Sub-Administration Fees

                                                  Fees Paid          Fees Waived
         Cash Reserves                            $266,918                 $0
         Treasury Reserves                          95,874                  0
         Government Reserves                        30,261                  0
         Money Market Reserves                      59,094                  0
         Municipal Reserves                         17,197                  0

Distribution Plans and Shareholder Servicing Arrangements

         Investor A Shares

         Each Company has adopted an Amended and Restated Shareholder Servicing and Distribution Plan (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Investor A Shares. The Investor A Plan provides that each Fund may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the respective Company, ("Servicing Agents"), up to 0.10% (on an annualized basis) of the average daily net asset value of Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

         With respect to the Money Market Funds, such payments may be made to
(i) the Distributor for reimbursements of distribution-related expenses actually incurred by the Distributor, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Investor A Plan, or
(ii) Selling Agents that have entered into a Sales Support Agreement with the Distributor for providing sales support assistance in connection with the sale of Investor A Shares of the Money Market Funds. The sales support assistance provided by a Selling Agent under a Sales Support Agreement may include forwarding sales literature and advertising provided by the Companies or the Distributor to their customers and providing such other sales support assistance as may be requested by the Distributor from time to time. Currently, substantially all fees paid by the Money Market Funds pursuant to the Investor A Plan are paid to compensate Selling Agents for providing sales support services, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor A Shares. Fees received by the Distributor pursuant to the Investor A Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

         With respect to the Non-Money Market Funds, (except the Short-Term Income Fund and the Short-Term Municipal Income Fund) payments under the Investor A Plan may be made to the Distributor for providing the distribution-related services described in (i) above or to Servicing Agents that have entered into a Shareholder Servicing Agreement with each Company for providing shareholder support services to their Customers which hold of record or beneficially Investor A Shares of a Non-Money Market Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of the Non-Money Market Funds may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of their Customers; (iv) providing information periodically to their Customers showing their positions in Investor A Shares;
(v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares; (vii) providing sub-accounting with respect to Investor A Shares beneficially owned by their Customers or the information necessary to us for sub-accounting; (viii) if required by law, forwarding shareholder communications from each Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as each Company may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations. The Money Market Funds, the Short-Term Income Fund and the Short-Term Municipal Income Fund may not pay for personal services and/or maintenance of shareholder accounts, as such terms are interpreted by the NASD, under the Investor A Plan.

         During the fiscal year ended March 31, 2000, the Distributor received the following amount from Rule 12b-1 fees and CDSC fees in connection with Investor A Shares of NFT, NFI, and NR Non-Money Market Funds: $956,731 and $316,338, respectively. Of this amount, the Distributor retained $0 and $0, respectively. Because the Funds of NFST have not yet completed a fiscal year, fees paid are not included here.

         Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under the Investor A Plans in the previous year to be carried over to the current year from August 1, 2000 to August 1, 2001.

         The Funds in the Nations Funds Family participate in joint distribution activities with other Funds in the Nations Funds Family. The fees paid under each Investor A Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Nations Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

         In addition, NFI and NR have adopted an Amended and Restated Shareholder Servicing Plan for the Investor A Shares of the Money Market Funds (the "Money Market Investor A Servicing Plan"). Pursuant to the Money Market Investor A Servicing Plan, which became effective on March 28, 1993, each Money Market Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A Shares of each Money Market Fund for providing shareholder support services. Such shareholder support services provided by Servicing Agents may include those shareholder support services discussed above with respect to the Investor A Shares of the Non-Money Market Funds. Fees paid pursuant to the Money Market Investor A Servicing Plan are calculated daily and paid monthly.

         In addition, NFT has adopted an Amended and Restated Shareholder Servicing Plan for the Investor A Shares of NFT's Money Market Funds, the Short-Term Income Fund and the Short-Term Municipal Income Fund (the "Investor A Servicing Plan"). Pursuant to the Investor A Servicing Plan, each such Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with NFT ("Servicing Agents") up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A Shares of each Fund for providing shareholder support services. Such shareholder support services provided by Servicing Agents may include those shareholder support services discussed above with respect to the Investor A Plan. Fees paid pursuant to the Investor A Servicing Plan are calculated daily and paid monthly.

         During the fiscal year ended March 31, 2000, the Distributor received the following amount from Rule 12b-1 fees and CDSC fees in connection with Investor A Shares of NFT, NFI, and NR's Money Market Funds: $217,610 and $106,101, respectively. Of this amount, the Distributor retained $0 and $0, respectively.

         Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

         Investor B Shares of the Money Market Funds and Investor C Shares of the Non-Money Market Funds.

         The Directors/Trustees of the Companies have approved an Amended and Restated Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor B Shares of Money Market Funds and Investor C Shares of the Non-Money Market Funds (the "Investor B/C Plan"). Pursuant to the Investor B/C Plan, each Fund may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor B/C Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Non-Money Market Fund and 0.10% of the average daily net asset value of Investor B Shares of a Money Market Fund. Payments to the Distributor pursuant to the Investor B/C Plan will be used (i) to compensate banks, other financial institutions or a securities broker/dealer that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") for providing sales support assistance relating to Investor B or Investor C Shares, for promotional activities intended to result in the sale of Investor B or Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (ii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor B or Investor C Shares. Currently, substantially all fees paid pursuant to the Investor B/C Plan are paid to compensate Selling Agents for providing the services described in (i) and (ii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor B or Investor C Shares. Fees received by the Distributor pursuant to the Investor B/C Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

         Pursuant to the Investor B/C Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor B Shares of the Money Market Funds and Investor C Shares of the non-Money Market Funds. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the Non-Money Market Funds, and up to 0.10% of the average daily net asset value of the Investor B Shares of the Money Market Funds held of record or beneficially by such Customers. The sales support services provided by Setting Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

         Fees paid pursuant to the Investor B/C Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor B/C Plan in any given year may exceed the sum of the fees received under the Investor B/C Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor B/C Plan is in effect. If the Investor B/C Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges. There were no unreimbursed expenses incurred under the Investor B/C Plans in the previous year to be carried over to the current year from August 1, 2000 to August 1, 2001.

         The Funds in the Nations Funds Family participate in joint distribution activities with other Funds in the Nations Funds Family. The fees paid under each Investor B/C Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Nations Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

         In addition, the Directors have approved an Amended and Restated Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor B Shares of the Money Market Funds and Investor C Shares of the Non-Money Market Funds (the "Investor B/C Servicing Plan"). Pursuant to the Investor B/C Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Funds ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor B/C Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Money Market Funds' Investor B Shares and the Non-Money Market Funds' Investor C Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor B or Investor C Shares from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor B or Investor C Shares pursuant to specific or pre-authorized instructions; (iii) dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor B or Investor C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor B or Investor C Shares; (vii) providing sub-accounting with respect to such Investor B or Investor C Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers;
(ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         During the fiscal year ended March 31,2000, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFI, NFT, NR Money Market Funds: $0. Of this amount, the Distributor retained $0.

         During the fiscal year ended March 31, 2000, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFI, NFT, NR Non-Money Market Funds: $1,137,085 and $439,823, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

         Investor C Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds.

         The Directors/Trustees of each Company have approved a Distribution Plan (the "Investor B Distribution Plan") with respect to Investor B Shares of the Non-Money Market Funds. Pursuant to the Investor B Distribution Plan, a Non-Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Investor B Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor B Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor B Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Non-Money Market Fund's Investor B Shares.

         The fees payable under the Investor B Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor B Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

         In addition, the Directors/Trustees have approved a Shareholder Servicing Plan with respect to Investor C Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds ("Investor C/B Servicing Plan"). Pursuant to the Investor C/B Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Investor C/B Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors/Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor C Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds.

         The fees payable under the Investor C/B Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Investor C or Investor B Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor C or Investor B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Companies on behalf of Customers;
(iv) providing information periodically to Customers showing their positions in such Investor C or Investor B Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor C or Investor B Shares; (vii) providing sub-accounting with respect to such Investor C or Investor B Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Companies (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Investor C Servicing Plan or related agreements; (x) providing general shareholder liaison Services; and (xi) providing such other similar services as the Companies may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         The fees payable under the Investor B Distribution Plan and Investor C/B Servicing Plan (together, the "Investor C/B Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor C/B Plans which exceed the total of (i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Company and reimbursed by the Fund pursuant to the Investor C/B Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Investor C Shares. Any such excess expenses may be recovered in future years, so long as the Investor C/B Plans are in effect. Because there is no requirement under the Investor C/B Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor C/B Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor C/B Plans or in connection with contingent deferred sales charges, if for any reason the Investor C/B Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses. There were no unreimbursed expenses incurred under the Investor B Distribution Plans in the previous year to be carried over to the current year from August 1, 2000 to August 1, 2001.

         The Funds in the Nations Funds Family participate in joint distribution activities with other Funds in the Nations Funds Family. The fees paid under each Investor B Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Nations Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

         During the fiscal period ended March 31, 2000, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFI, NFT, NR: $10,145,346 and $3,851,490, respectively. Of these amounts, the prior distributor retained $0 and $0, respectively.

         Daily Shares

         The Directors/Trustees have approved a Distribution Plan (the "Daily Distribution Plan") with respect to Daily Shares of the Money Market Funds. Pursuant to the Daily Distribution Plan, a Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Daily Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Daily Shares with the Distributor ("Selling Agents"). Payments under a Fund's Daily Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed
0.45 % of the average daily net asset value of each Money Market Fund's Daily Shares.

         The fees payable under the Daily Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Daily Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

         In addition, the Directors have approved a Shareholder Servicing Plan with respect to Daily Shares of the Money Market Funds (the "Daily Servicing Plan"). Pursuant to the Daily Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Daily Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Daily Shares of the Money Market Funds.

         The fees payable under the Daily Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Daily Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Daily Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Daily Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Daily Shares; (vii) providing sub-accounting with respect to such Daily Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Daily Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         The fees payable under the Daily Distribution Plan and Daily Servicing Plan (together, the "Daily Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Daily Plans which exceed the total of
(i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Company and reimbursed by the Fund pursuant to the Daily Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Daily Shares. Any such excess expenses may be recovered in future years, so long as the Daily Plans are in effect. Because there is no requirement under the Daily Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Daily Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Daily Plans or in connection with contingent deferred sales charges, if for any reason the Daily Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses. There were no unreimbursed expenses incurred under the Daily Distribution Plans in the previous year to be carried over to the current year from August 1, 2000 to August 1, 2001.

         The Funds in the Nations Funds Family participate in joint distribution activities with other Funds in the Nations Funds Family. The fees paid under each Daily Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Nations Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

         During the fiscal period ended March 31, 2000, the Distributor received the following amounts from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds: $0 and $0, respectively. Of these amounts, the prior Distributor retained $0 and $0, respectively.

         Marsico Shares of the Prime Fund. In addition, the Directors have approved a Shareholder Servicing Plan with respect to the Marsico Shares of the Prime Fund (the "Marsico Servicing Plan"). Pursuant to the Marsico Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents.

Payments under the Marsico Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Marsico Shares of the Prime Fund.

         The fees payable under the Marsico Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Marsico Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Marsico Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Marsico Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Marsico Shares; (vii) providing sub-accounting with respect to such Daily Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Daily Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         During the fiscal period ended March 31, 2000, the Servicing Agents received the following amounts from Rule 12b-1 fees in connection with the Marsico Shares of the Prime Fund: $0 and $0 respectively. Of these amounts, the Servicing Agents retained $0 and $0, respectively.

         Information Applicable to Investor A, Investor B, Investor C and Daily Shares.

         The Investor A Plan, the Money Market Investor A Servicing Plan, the Investor B/C Plan, the Investor B/C Servicing Plan, the Investor C Plan, the Daily Distribution Plan, the Daily Servicing Plan and the Investor C/B Servicing Plan (each a "Plan" and collectively the "Plans") may only be used for the purposes specified above and as stated in each such Plan. Compensation payable to Selling Agents or Servicing Agents for shareholder support services under the Investor A Plan, the Money Market Investor A Servicing Plan, the Investor B/C Servicing Plan, Daily Servicing Plan and the Investor C/B Servicing Plan is subject to, among other things, the National Association of Securities Dealers, Inc. ("NASD") Rules of Conduct governing receipt by NASD members of shareholder servicing plan fees from registered investment companies (the "NASD Servicing Plan Rule"), which became effective on July 7, 1993. Such compensation shall only be paid for services determined to be permissible under the NASD Servicing Plan Rule.

         Each Plan requires the officers of the Company or the Distributor to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with its decisions with respect to the Plans.

         As required by Rule 12b-1 under the 1940 Act, each Plan was approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors") on February 6, 1997, with respect to the Investor C Shares of the Money Market Funds, on March 22, 1991, with respect to the Investor A Shares of the Equity Income and Government Securities Funds, on June 24, 1992 with respect to the Investor A Shares of the International Equity Fund, and on March 19, 1992, with respect to the Investor C Shares of the Non-Money Market Funds. Additionally, each Plan with respect to the Investor B Shares of the Money Market Funds and with respect to the Investor B Shares of all the Non-Money Market Funds was approved by the Board of Directors, including a majority of the Qualified Directors, on February 3, 1993. The Plan with respect to the Investor C Shares of the Money Market Funds was initially approved on August 4, 1993. The Plan with respect to the Daily Shares of the Money Market Funds was initially approved on August 4, 1993. The Plans continue in effect as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors. On October 12, 1996, the Board of Directors (including a majority of the Qualified Directors) voted to continue each Plan for an additional one year period.

         In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that each Plan will benefit the respective Investor A, Investor B, Investor C Shares or Investor B Shares and the holders of such shares. The Investor A Plan was approved by the Shareholders of the Investor A Shares of each of the Funds except the International Equity Fund on September 6, 1991, and the Investor B/C Plan applicable to Investor C Shares of the International Equity and Equity Income Funds and the Investor A Plan applicable to Investor A Shares of the International Equity Fund were approved on September 22, 1992 by the Investor C Shareholders of the respective International Equity and Equity Income Funds with respect to the Investor B/C Plan and by the Investor A Shareholders of the International Equity Fund with respect to the Investor A Plan. The Plans applicable to the Investor B Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds were approved by such Funds' initial shareholder of Investor B and Investor B Shares.

         The Investor A Shares' Plans with respect to the Money Market Funds originally became effective on December 4, 1989, and were amended February 12,1990, March 19, 1992 and February 3, 1993. The Investor A Shares' Plan with respect to the Equity Income and Government Securities Funds became effective on March 22, 1991, and was amended March 19, 1992. The Investor A Shares' Plan with respect to the International Equity Fund became effective September 6, 1991 and was amended March 19, 1992 and February 3, 1993.

         The Investor A Plan, Investor B/C Plan and Investor C/B Plan may be terminated with respect to their respective shares by vote of a majority of the Qualified Directors, or by vote of a majority of the holders of the outstanding voting securities of the Investor A, Investor B or Investor C, as appropriate. Any change in such a Plan that would increase materially the distribution expenses paid by the Investor A, Investor B or Investor C Shares requires shareholder approval; otherwise, each Plan may be amended by the directors, including a majority of the Qualified Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. The Money Market Investor A Servicing Plan, the Investor B/C Servicing Plan and the Investor C/N Servicing Plan may be terminated by a vote of a majority of the Qualified Directors. As long as a Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors. Conflict of interest restrictions may apply to the receipt by Selling and/or Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Investor Shares. Selling and/or Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor Shares.

                        FEES PAID PURSUANT TO SHAREHOLDER
                          Servicing/Distribution Plans

                                 Net Fees Paid*

                                                        Investor A
                                        12B-1             Shares            TOTAL             Waiver
                                                     Shareholder Svc
                                  ------------------------------------------------------------------------
Prime Fund                            $  1,672,484        $ 668,993         $2,341,477               -
Treasury Fund                            2,710,528        1,084,211          3,794,740               -
Equity Income Fund                         108,190               -             108,190               -
Intl Equity Fund                            74,721               -              74,721               -
Govt Securities Fund                       150,050               -             150,050               -
Small Company Growth Fund                  388,535               -             388,535               -
US Govt Bond Fund                            6,476               -               6,476               -
Intl Growth Fund                            70,998               -              70,998               -
Intl Value  Fund                           199,028               -             199,028               -
Emerging Markets Fund                        4,353               -               4,353               -
Value Fund                                 311,509               -             311,509               -
Capital Growth Fund                        133,162               -             133,162               -
MidCap Growth  Fund                         42,414               -              42,414               -
LargeCap Index Fund                         54,104               -              54,104               -
Managed Index Fund                         131,387               -             131,387               -
SmallCap Index Fund                         22,493               -              22,493               -
Managed Value Index Fund                     5,776               -               5,776               -


                                                        Investor A
                                        12B-1             Shares            TOTAL             Waiver
                                                     Shareholder Svc
                                  ------------------------------------------------------------------------


Managed SmallCap Value Index Fund            4,633               -               4,633               -
Aggressive Growth Fund                     150,348               -             150,348               -
Strategic Growth Fund                        2,678               -               2,678               -
Asset Allocation Fund*                     167,959               -             167,959               -
Convertible Securities Fund*               719,220               -             719,220               -
California Municipal Bond Fund*            295,550               -             295,550           63,144
Intermediate Bond Fund*                    105,989               -             105,989               -
Blue Chip Fund*                            817,140               -             817,140               -
Marsico Focused Equities Fund              999,651               -             999,651               -
Marsico Growth & Income Fund               209,938               -             209,938               -
Balanced Assets Fund                        41,039               -              41,039               -
Short-Intermediate Govt Fund               104,559               -             104,559           25,529
Short-Term Income Fund                      32,070               -              32,070            2,977
Strategic Income Fund                       80,648               -              80,648               -
Investment Grade Bond Fund                  63,627               -              63,627            6,151
Municipal Income Fund                       73,014               -              73,014           17,667
Short-Term Municipal Income Fund            67,620               -              67,620            6,807
Intermediate Municipal Bond Fund            45,056               -              45,056            3,908
FL Int Municipal Bond Fund                  27,434               -              27,434            2,667
FL Municipal Bond Fund                     129,277               -             129,277           12,657
GA Int Municipal Bond Fund                  37,333               -              37,333            3,838
GA Municipal Bond Fund                       4,884               -               4,884              480
MD Int Municipal Bond Fund                  38,202               -              38,202            3,441
MD Municipal Bond Fund                       4,042               -               4,042              367
NC Int Municipal Bond Fund                  22,361               -              22,361            2,038
NC Municipal Bond Fund                       2,642               -               2,642              231
SC Int Municipal Bond Fund                  43,502               -              43,502            4,007
SC Municipal Bond Fund                       2,536               -               2,536              226
TN Int Municipal Bond Fund                  19,628               -              19,628            1,835
TN Municipal Bond Fund                       1,900               -               1,900              121
TX Int Municipal Bond Fund                  15,915               -              15,915            1,418
TX Municipal Bond Fund                         801               -                 801               76
VA Int Municipal Bond Fund                 114,332               -             114,332           10,814
VA Municipal Bond Fund                       1,732               -               1,732              186
Govt Money Market Fund                      49,250           19,700             68,949               -
Tax Exempt Fund                            114,186           45,674            159,860               -
                                     -------------     ------------       ------------         --------
                     Total:           $ 10,696,902      $ 1,818,579        $12,515,481         $170,585
                                     =============     ============       ============         ========


*The amounts shown for this Fund represent fees for the fiscal period from May 16, 1999 to March 31, 2000.



                    Fees Paid Pursuant to Distribution Plans

                     Investor B Shares - Money Market Funds
                   Investor C Shares - Non-Money Market Funds



                                  Net Fees Paid
                                                    Shareholder    Shareholder
                                   12B-1              Services        Admin             TOTAL             Waiver
                                -------------- ----------------- ------------------ ---------------- ------------------
Prime Fund                        $1,715,029                 -              -         $1,715,029           682,567
Treasury Fund                        565,302                 -              -            565,302           224,590
Equity Income Fund                    38,011            12,670              -             50,682                -
Intl Equity Fund                       7,588             2,529              -             10,117                -
Govt Securities Fund                   3,069             1,023              -              4,092                -
Small Company Growth Fund             20,703             6,901              -             27,604                -
US Govt Bond Fund                      8,800             2,933              -             11,734                -



                                  Net Fees Paid
                                                    Shareholder    Shareholder
                                   12B-1              Services        Admin             TOTAL             Waiver
                                -------------- ----------------- ------------------ ---------------- ------------------

Intl Growth Fund                       3,317             1,106              -              4,423                -
Intl Value Fund                       37,611            12,537              -             50,148                -
Emerging Markets Fund                    850               283              -              1,133                -
Value Fund                            83,752            27,917              -            111,669                -
Capital Growth Fund                   31,931            10,644              -             42,575                -
MidCap Growth  Fund                   13,145             4,382              -             17,527                -
Aggressive Growth Fund                13,193             4,398              -             17,591                -
Strategic Growth Fund                  3,173             1,058              -              4,230                -
Cash Reserves                          1,272               424             170             1,866                -
Money Market Reserves                     56                19              7                 81                -
Treasury Reserves                         -                 -               -                 -                 -
Government  Reserves                     802               267             107             1,176                -
Municipal Reserves                        -                 -               -                 -                 -
California Tax-Exempt                     -                 -               -                 -                 -
Reserves*
Asset Allocation Fund*                13,749             4,583              -             18,332                -
Convertible Securities Fund*          15,910             5,303              -             21,213                -
California Municipal Bond              1,249               416              -              1,666                -
Fund*
Intermediate Bond Fund*                  513               171              -                684                -
Blue Chip Fund*                       87,395            29,132              -            116,527                -
Marsico Focused Equities             690,902           230,301              -            921,203                -
Fund
Marsico Growth &
Income Fund                          109,117            36,372              -            145,490                -
Balanced Assets Fund                  11,252             3,751              -             15,003                -
Short-Intermediate Govt Fund
                                       6,540             2,180              -              8,720               602
Short-Term Income Fund                 8,841             2,947              -             11,788                -
Strategic Income Fund                 11,285             3,762              -             15,047                -
Investment Grade Bond Fund             7,548             2,516              -             10,065                -
Municipal Income Fund                 13,303             4,434              -             17,737                -
Short-Term Municipal Income           16,821             5,607              -             22,427                -
Fund
Intermediate Municipal Bond           10,433             3,478              -             13,911                -
Fund
FL Int Municipal Bond Fund             8,304             2,768              -             11,072                -
FL Municipal Bond Fund                   167                56              -                223                -
GA Int Municipal Bond Fund             6,382             2,127              -              8,509                -
GA Municipal Bond Fund                    87                29              -                117                -
MD Int Municipal Bond Fund             3,493             1,164              -              4,658                -
MD Municipal Bond Fund                 1,196               399              -              1,595                -
NC Int Municipal Bond Fund               693               231              -                924                -
NC Municipal Bond Fund                   127                42              -                170                -
SC Int Municipal Bond Fund            22,874             7,625              -             30,499                -
SC Municipal Bond Fund                   537               179              -                716                -
TN Int Municipal Bond Fund               237                79              -                317                -
TN Municipal Bond Fund                   742               247              -                989                -
TX Int Municipal Bond Fund                15                5               -                 20                -
TX Municipal Bond Fund                   615               205              -                820                -
VA Int Municipal Bond Fund             6,415             2,138              -              8,553                -
VA Municipal Bond Fund                    17                6               -                 22                -
Govt Money Market Fund               202,290                -               -            202,290            80,223
Tax Exempt Fund                      473,505                -               -            473,505           258,175
                                -------------- ----------------- ------------------ ---------------- ------------------
             Total:               $1,999,828         $441,344            $284         $2,441,457          $339,000
                                ============== ================= ================== ================ ==================

*The amounts shown for this Fund represent fees for the fiscal period from May 16, 1999 to March 31, 2000.


                                       Investor B Shares - Non-Money Market Funds
                                         Investor C Shares - Money Market Funds

                                                    Net Fees Paid
                                                    -------------
                                                     Shareholder     Shareholder
                                     12B-1             Services         Admin              TOTAL            Waiver
                              --------------- --------------------- -------------- ---------------- ------------------
Prime Fund                          $30,438                -               -            $30,438                -
Treasury Fund                           482                -               -                482                -
Equity Income Fund                  720,138           240,046              -            960,184                -
Intl Equity Fund                    221,173            73,724              -            294,898                -
Govt Securities Fund                212,665            70,888              -            283,553            18,800
Small Company Growth Fund            57,380            19,127              -             76,507                -
US Govt Bond Fund                    55,266            18,422              -             73,688             4,484
Intl Growth Fund                      9,418             3,139              -             12,558                -
Intl Value Fund                     150,656            50,219              -            200,875                -
Emerging Markets Fund                17,184             5,728              -             22,911                -
Value Fund                        1,114,536           371,512              -          1,486,048                -
Capital Growth Fund                 512,221           170,740              -            682,962                -
MidCap Growth Fund                  279,691            93,230              -            372,921                -
Aggressive Growth Fund              373,666           124,555              -            498,222                -
Strategic Growth Fund                 6,449             2,150              -              8,599                -
Cash Reserves                        23,803             7,934           3,174            34,911                -
Money Market Reserves                 4,176             1,392             557             6,125                -
Treasury Reserves                       269                90              36               394                -
Government  Reserves                    339               113              45               497                -
Municipal Reserves                      130                43              17               191                -
California Tax-Exempt Reserves*          -                 -               -                 -                 -
Asset Allocation Fund*              546,863           182,288              -            729,151                -
Convertible Securities Fund*         42,323            14,108              -             56,431                -
California Municipal Bond Fund*      18,452             6,151              -             24,603             4,356
Intermediate Bond Fund*                 715               238              -                954                -
Blue Chip Fund*                     282,211            94,070              -            376,282                -
Marsico Focused Equities Fund     4,425,219         1,475,073              -          5,900,292                -
Marsico Growth & Income Fund      1,343,397           447,799              -          1,791,195                -
Balanced Assets Fund                498,560           166,187              -            664,747                -
Short-Intermediate Govt Fund         65,172            21,724              -             86,896             8,172
Short-Term Income Fund               14,338             4,779              -             19,118            17,170
Strategic Income Fund               448,606           149,535              -            598,141            41,007
Investment Grade Bond Fund           41,424            13,808              -             55,231             5,039
Municipal Income Fund                78,840            26,280              -            105,121             8,068
Short-Term Municipal Income Fund     35,411            11,804              -             47,214            43,160
Intermediate Municipal Bond Fund     19,849             6,616              -             26,466             2,341
Fl Int Municipal Bond Fund           32,809            10,936              -             43,745             4,114
FL Municipal Bond Fund               96,262            32,087              -            128,350             9,078
GA Int Municipal Bond Fund           51,680            17,227              -             68,907             6,558
GA Municipal Bond Fund               76,653            25,551              -            102,204             6,895
MD Int Municipal Bond Fund           41,243            13,748              -             54,991             4,969
MD Municipal Bond Fund              113,918            37,973              -            151,890            10,028
NC Int Municipal Bond Fund           40,098            13,366              -             53,464             5,252
NC Municipal Bond Fund              159,976            53,325              -            213,301            14,731
SC Int Municipal Bond Fund           56,668            18,889              -             75,558             7,107
SC Municipal Bond Fund               68,988            22,996              -             91,984             6,380
TN Int Municipal Bond Fund           18,615             6,205              -             24,820             2,419
TN Municipal Bond Fund               30,235            10,078              -             40,313             2,754
TX Int Municipal Bond Fund           14,348             4,783              -             19,131             1,743
TX Municipal Bond Fund               43,765            14,588              -             58,353             4,042
VA Int Municipal Bond Fund           65,259            21,753              -             87,013             8,125
VA Municipal Bond Fund               84,589            28,196              -            112,785             7,929
Govt Money Market Fund                  943                -               -                943                -
Tax Exempt Fund                         621                -               -                621                -
                              --------------- ----------------- ------------------ ---------------- ------------------
           Total:               $12,617,211        $4,205,216          $3,829       $16,826,256          $254,721
                              =============== ================= ================== ================ ==================

*The amounts shown for this Fund represent fees for the fiscal period from May 16, 1999 to March 31, 2000.

                        Daily Shares - Money Market Funds



                                                 Net Fees Paid
                                                 -------------
                                12B-1            Shareholder Svc              TOTAL                Waiver
                             ---------------- ------------------------ ----------------------- ------------------
Prime Fund                     $4,557,055            $4,557,055             $9,114,111            $3,621,074
Treasury Fund                     417,493               417,493                834,985               330,825
Govt Money Market Fund             82,572                82,572                165,144                65,569
Tax Exempt Fund                   453,223               453,223                906,446               360,539
Cash Reserves                  19,036,950            19,036,950             38,073,899                    -
Money Market Reserves               9,295                 9,295                 18,589                    -
Treasury Reserves               1,867,151             1,867,151              3,734,301                    -
Government Reserves               396,289               396,289                792,577                    -
Municipal Reserves                804,807               804,807              1,609,613                    -
CA Tax-Exempt Reserves          1,519,402             1,519,402              3,038,803                    -
                             ---------------- ------------------------ ----------------------- ------------------
         Total:               $29,144,234           $29,144,234            $58,288,467            $4,378,007
                             ================ ======================== ======================= ==================

                       Marsico Shares - Money Market Funds



                                  Net Fees Paid
                                   Shareholder
                                               Servicing Fees                     Waiver
                                       -------------------------------- ----------------------------
         Prime Fund                               $53,017                            $-
                                       -------------------------------- ----------------------------
                Total:                            $53,017                            $-
                                       ================================ ============================



                  Fees Paid Pursuant To The Administration Plan

                                Primary B Shares


                             Net Shareholder     Net Shareholder        Net Fees
                              Servicing Fees       Admin Fees             Paid              Waiver
                           ------------------- ------------------ ------------------- ------------------
Prime                             $56,340               -                 56,340              $ -
Treasury                           36,008               -                 36,008                -
Managed Index                          -                24                    24                5
Short-Intermediate Govt                -               906                   906               477
Govt Money Market                   2,652               -                  2,652                -
Tax Exempt                         24,324               -                 24,324                -
                            ------------------- ------------------ ------------------- ------------------
           Total:                $119,324             $931              $120,255              $482
                            =================== ================== =================== ==================

         Primary B Shares - Money Market Funds

         As stated in the Prospectuses for the Money Market Funds' Primary B Shares NFI and NFT have separate Shareholder Servicing Plans. Pursuant to the Shareholder Servicing Plans, NFI and NFT each have entered into separate agreements with certain banks pertaining to the provision of administrative services to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreements or Shareholder Serving Plan; and
(x) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

         Such plan shall continue in effect as long as the Board of Directors/Trustees, including a majority of the Qualified Directors, specifically approves the plan at least annually.

         Primary B Shares - Non-Money Market Funds

         As stated in the Prospectus for the Non-Money Market Funds' Primary B Shares, NFT has a separate Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, NFT may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Non-Money Market Fund Primary B Shares ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.60% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

         Liquidity Class

         NR has adopted a distribution plan (the "Liquidity Class Distribution Plan" or the "Distribution Plan") for the Liquidity Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of NR and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of NR and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Liquidity Class Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Liquidity Class Shares of NR. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

         Liquidity Class Shares of each Fund bear the costs of their distribution fees as provided in a budget approved annually and reviewed quarterly by the Trustees of NR, including those Trustees who are not interested persons and have no financial interest in the Liquidity Class Plan or any related agreements. The budget will be in an amount not to exceed .30% of the average daily net assets of Liquidity Class Shares of each Fund and the Distributor will be reimbursed only for its actual expenses incurred during a fiscal year. The Distributor will also receive an additional fee of up to .30% of the average daily net assets of Liquidity Class Shares of each Fund (.35% with respect to Treasury Reserves) which the Distributor can use to compensate certain financial institutions which provide administrative and/or distribution related services to Liquidity Class shareholders. These services may include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor or transfer agent; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from a Trust on behalf of customers; and forwarding shareholder communications from NR (such as proxies, shareholder reports, and dividend distribution, and tax notices) to these customers with respect to investments in NR. It is possible that an institution may offer different classes of Shares to its customers and thus receive different compensation with respect to different classes of Shares.

         In addition, the Trustees have approved a shareholder servicing plan with respect to Liquidity Class Shares of the Funds (the "Liquidity Class Servicing Plan" or the "Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with NR ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Liquidity Class Shares of each Fund.

         The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from NR on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to NR necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from NR (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as NR may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The fees payable under the Liquidity Class Distribution Plan and Liquidity Class Servicing Plan (together, the "Liquidity Class Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor and/or NR under the Liquidity Class Plans which exceed the total of the payments made to the Selling Agents and/or Servicing Agents by the Distributor or NR and reimbursed by the Funds pursuant to the Liquidity Class Plans. Any such excess expenses may be recovered in future years, so long as the Liquidity Class Plans are in effect. Because there is no requirement under the Liquidity Class Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Liquidity Class Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund, or the Distributor, or NR. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Liquidity Class Plans if for any reason the Liquidity Class Plans are terminated, the Trustees will consider at that time the manner in which to treat such expenses.

         For the fiscal year ended March 31, 2000, the Funds paid 12b-1 fees to Stephens, and shareholder servicing fees to Bank of America for Liquidity Class Shares in the following amounts:




Liquidity                      Net 12b-1 Fees       Net Shareholder
Class Shares                        Paid          Servicing Plan Fees     Net Fees Paid        Net Fees Waived
------------                     to Stephens        Paid to Bank of
                                                        Ameirca
                              ------------------ ---------------------- ------------------- -----------------------
Cash Reserves                   $        -          $2,542,502              $2,542,502           $11,811,537
Money Market Reserves                    -             199,108                 199,108               927,035
Treasury Reserves                        -             462,405                 462,405             2,304,825
Government Reserves                      -             167,464                 167,464               779,854
Municipal Reserves                       -             164,582                 164,582               760,161
Cal Tax-Exempt Reserves                  -                  -                       -                     -
                              ------------------ ------------------- ---------------------- -----------------------
         Total:                 $        -          $3,536,061              $3,536,061           $16,583,412
                              ================== =================== ====================== =======================

Such distribution expenses for each Fund were attributable to the cost of marketing the Funds.

         Market Class

         NR has adopted a distribution plan (the "Market Class Distribution Plan" or the "Distribution Plan") for the Market Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of NR and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of NR and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Market Class Shares of NR. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

         Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Market Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Market Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Market Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.20% of the average daily net asset value of each Fund's Market Class Shares.

         The fees payable under the Market Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Market Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and
(iii) other expenses relating to distribution and sales support activities.

         In addition, the Trustees have approved a shareholder servicing plan with respect to Market Class Shares of the Funds (the "Market Class Servicing Plan" or the Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with NR for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Market Class Shares beneficially owned by the Servicing Agents' clients.

         The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from NR on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to NR necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from NR (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as NR may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The shareholder servicing plan with respect to the Market Class Distribution Plan and the Market Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

         For the fiscal year ended March 31, 2000, the Funds paid 12b-1 fees to Stephens, and shareholder servicing fees to Bank of America for Market Class Shares in the following amounts:



                                                      Net Shareholder
                             Net 12b-1 Fees Paid    Servicing Plan Fees                          Net Fees
Market Class Shares                to Stephens        Paid to Bank of        Net Fees             Waived
-------------------                                       America              Paid
                                ------------------ ----------------------- ------------- ----------------------
Cash Reserves                       $4,441,326          $5,551,657        $9,992,983             $  -
Money Market Reserves                1,736,535           2,170,669         3,907,204                -
Treasury Reserves                    2,793,986           3,492,483         6,286,469                -
Government Reserves                    729,210             911,513         1,640,723                -
Municipal Reserves                     304,966             381,207           686,173                -
Cal Tax-Exempt Reserves                     -                   -                 -                 -
                                ------------------- ------------------- ---------------- ----------------------
         Total:                    $10,006,023         $12,507,529       $22,513,552             $  -
                                =================== =================== ================ ======================


Adviser Class

         Pursuant to Rule 12b-1 under the 1940 Act, NR has adopted a Shareholder Servicing Plan for the Adviser Class Shares of each Fund (the "Adviser Class Servicing Plan"). Under the Adviser Class Servicing Plan, NR may enter into Shareholder Servicing Agreements with broker/dealers, banks and other financial institutions ("Servicing Agents") pursuant to which the Servicing Agents will provide shareholder support services to their customers who beneficially own Adviser Class Shares in the Funds. The Adviser Class Servicing Plan permits NR to pay Servicing Agents a fee not exceeding 0.25% of the average daily net asset value of the Adviser Class Shares beneficially owned by the Servicing Agents' clients.

         The shareholder support services provided by Servicing Agents under the Adviser Class Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for such Adviser Class Shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in such Adviser Class Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from NR on behalf of customers; (iv) providing information periodically to customers showing their positions in such Adviser Class Shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in such Adviser Class Shares; (vii) providing sub-accounting with respect to such Adviser Class Shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Adviser Class Servicing Plan or related agreements;
(x) general shareholder liaison services; and (xi) providing such other similar services as NR reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The Adviser Class Servicing Plan also provides that to the extent any portion of the fees payable under such Plan is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid pursuant to the Servicing Plan and in accordance with Rule 12b-1 under the 1940 Act.

         For the fiscal year ended March 31, 2000, the Funds paid 12b-1 fees to Stephens, and shareholder servicing fees to Bank of America for Adviser Class Shares in the following amounts:



                                                    Net Shareholder
                                                  Servicing Plan Fees
Adviser Class Shares                             Paid to Bank of America                 Net Fees Waived
--------------------                          -----------------------------------------------------------
Cash Reserves                                             $9,603,820                           -
Money Market Reserves                                        361,134                           -
Treasury Reserves                                          3,626,824                           -
Government Reserves                                          959,621                           -
Municipal Reserves                                           222,002                           -
Cal Tax-Exempt Reserves                                      807,349                           -
                                               -----------------------------------------------------------
                     Total:                              $15,580,750                    $      -
                                               ===========================================================


         The Adviser Class Servicing Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Adviser Class Servicing Plan. The Adviser Class Servicing Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Adviser Class Shares of such Fund. All material amendments to the Adviser Class Servicing Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Adviser Class Servicing Plan requires that quarterly written reports of the amounts spent under the Adviser Class Servicing Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

         Trust Class

         NR has adopted a Shareholder Administration Plan for Trust Class Shares of each Fund (the "Trust Class Administration Plan"). Under the Trust Class Administration Plan, NR may enter into Administration Agreements with broker/dealers, banks and other financial institutions ("Servicing Agents") pursuant to which the Servicing Agents will provide shareholder support services to their customers who beneficially own Trust Class Shares in the Funds. The Trust Class Administration Plan permits NR to pay Servicing Agents a fee not exceeding 0.10% of the average daily net asset value of the Trust Class Shares beneficially owned by the Servicing Agents' clients.

         The shareholder support services provided by Servicing Agents under the Trust Class Administration Plan may include: (i) aggregating and processing purchase and redemption requests for such Trust Class Shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in such Trust Class Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from NR on behalf of customers; (iv) providing information periodically to customers showing their positions in such Trust Class Shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in such Trust Class Shares; (vii) providing sub-accounting with respect to such Trust Class Shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;
(ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Trust Class Servicing Plan or related agreements; (x) general shareholder liaison services; and (xi) providing such other similar services as NR reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The Trust Class Administration Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Trust Class Administration Plan. The Trust Class Administration Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Trust Class Shares of such Fund. All material amendments to the Trust Class Administration Plan require the approval of a majority of the Board of Trustees and the Qualified

Trustees. The Trust Class Administration Plan requires that quarterly written reports of the amounts spent under the Trust Class Administration Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

                                                    Net Shareholder
Trust Class Shares                                  Admin Fees Paid            Net Fees Waived
------------------                              ---------------------------------------------------
Cash Reserves                                          $1,454,825                     -
Money Market Reserves                                      -                          -
Treasury Reserves                                         513,999                     -
Government Reserves                                       105,261                     -
Municipal Reserves                                        447,225                     -
Cal Tax-Exempt Reserves                                   310,446                     -
                                               ---------------------------------------------------
                  Total:                               $2,831,756                 $   -
                                               ===================================================


         Service Class

         NR has adopted a distribution plan (the "Service Class Distribution Plan" or the "Distribution Plan") for the Service Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of NR and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of NR and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Service Class Shares of NR. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

         Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Service Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Service Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Service Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Service Class Shares.

         The fees payable under the Service Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Service Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and
(iii) other expenses relating to distribution and sales support activities.

         In addition, the Trustees have approved a shareholder servicing plan with respect to Service Class Shares of the Funds (the "Service Class Servicing Plan" or the "Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with NR for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Service Class Shares beneficially owned by the Servicing Agents' clients.

         The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from NR on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to NR necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from NR (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as NR may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The shareholder servicing plan with respect to the Service Class Distribution Plan and the Service Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

                                                       Net Shareholder
                                   Net 12b-1 Fees      Servicing Plan
                                       Paid to          Fees Paid to
Service Class Shares                  Stephens        Bank of America   Net Fees Paid   Net Fees Waived
--------------------                ---------------- ------------------ --------------- -----------------
Cash Reserves                          $2,407,374          $802,458       $3,209,832        $      -
Money Market Reserves                      96,115            32,038          128,153               -
Treasury Reserves                         947,489           315,830        1,263,319               -
Government Reserves                        22,415             7,472           29,886               -
Municipal Reserves                          3,167             1,056            4,222               -
Cal Tax-Exempt Reserves                        -                 -                                 -
                                     ---------------- ------------------ --------------- -----------------
                  Total:              $3,476,559         $1,158,853       $4,635,412        $      -
                                     ================ ================== =============== =================

         Investor Class

         NR has adopted a distribution plan (the "Investor Class Distribution Plan" or the "Distribution Plan") for the Investor Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of NR and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of NR and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Investor Class Shares of NR. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

         Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Investor Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.10% of the average daily net asset value of each Fund's Investor Class Shares.

         The fees payable under the Investor Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and
(iii) other expenses relating to distribution and sales support activities.

         In addition, the Trustees have approved a shareholder servicing plan with respect to Investor Class Shares of the Funds (the "Investor Class Servicing Plan" or the Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with NR for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor Class Shares beneficially owned by the Servicing Agents' clients.

         The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from NR on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to NR necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from NR (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as NR may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The shareholder servicing plan with respect to the Investor Class Distribution Plan and the Investor Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

                                                        Net Shareholder
                                   Net 12b-1 Fees       Servicing Plan
                                       Paid to           Fees Paid to
Investor Class Shares                  Stephens        Bank of America   Net Fees Paid   Net Fees Waived
---------------------             ---------------- ------------------ --------------- -----------------
Cash Reserves                        $3,237,297         $8,093,243         $11,330,540    $        -
Money Market Reserves                        -                  -                   -              -
Treasury Reserves                       364,522            911,306           1,275,828             -
Government Reserves                     143,580            358,950             502,530             -
Municipal Reserves                       72,511            181,277             253,788             -
Cal Tax-Exempt Reserves                 325,431            813,577           1,139,008             -
                                 ------------------ ------------------- ---------------- ------------------
                                     $4,143,341        $10,358,353         $14,501,694    $        -
                                 ================== =================== ================ ==================


         Expenses

         The Administrator furnishes, without additional cost to each Company, the services of the Treasurer and Secretary of each Company and such other personnel (other than the personnel of the Adviser) as are required for the proper conduct of each Company's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of each Company's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Plans relating to the Investor A, Investor B or Investor C Shares of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by each Company.

         Each Company pays or causes to be paid all other expenses of each Company, including, without limitation: the fees of the Adviser, the Administrator and Co-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by each Company for the safekeeping of its cash, fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by each Company; brokerage commissions chargeable to each Company in connection with fund securities transactions to which each Company is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by each Company to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of each Company and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of each Company (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to each Company's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of each Company's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to each Company; membership dues of industry associations; interest payable on Company borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of each Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of each Company's operation unless otherwise explicitly assumed by the Adviser), the Administrator or Co-Administrator.

         Expenses of each Company which are not directly attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund of each Company based upon the relative net assets of each class or Fund. Expenses of each Company which are not directly attributable to a specific class of shares but are directly attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses of each Company which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

         The Advisory Agreement, the Sub-Advisory Agreements, and the Administration Agreement require the Advisers and the Administrator to reduce their fees to the extent required to satisfy any expense limitations which may be imposed by the securities laws or regulations thereunder of any state in which a Fund's shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time, and the aggregate of all such investment advisory, sub-advisory, and administration fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by the Advisers or the Administrator shall be deducted from the monthly investment advisory and administration fees otherwise payable to the Advisers and the Administrator during such fiscal year. If required pursuant to such state securities regulations, the Advisers and the Administrator will reimburse the Company no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory and administration fees in excess of such limitation).

         Transfer Agents and Custodians

         PFPC Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809, and acts as transfer agent for each Fund's Shares. Under the transfer agency agreements, the transfer agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Companies, and distributes dividends and distributions payable by the Companies to shareholders, and produces statements with respect to account activity for the Companies and its shareholders for these services. The transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for each Company during the month and is reimbursed for out-of-pocket expenses.

         Bank of America serves as sub-transfer agent for each Fund's Primary A and Primary B Shares.

         BNY 100 Church Street, New York, N.Y. 10286 serves as custodian for the Funds' assets. As custodian, BNY maintains the Funds' securities cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

         The Bank of New York ("BNY"), Avenue des Arts, 35 1040 Brussels, Belgium serves as custodian for the assets of the international Funds.

         The SEC has amended Rule 17f-5 under the 1940 Act to permit boards to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BNY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Boards of Directors/Trustees retain the responsibility for selecting foreign compulsory depositories, although BNY agrees to make certain findings with respect to such depositories and to monitor such depositories.

         Distributor

         Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Funds.

         Pursuant to a distribution agreement (the "Distribution Agreement"), the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Companies or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Companies pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Directors/Trustees or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and (ii) a majority of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Fund, without penalty, on 60 days' notice by the Board of Directors/Trustees, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Distributor.

Independent Accountants and Reports

         The Companies issue unaudited financial information semi-annually and audited financial statements annually. The Companies furnish proxy statements and other shareholder reports to shareholders of record.

         The annual financial statements will be audited by each Company's independent accountant. The Board of Directors/Trustees has selected PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, as each Company's independent accountant to audit each Company's books and review each Company's tax returns for the Funds' fiscal year ended March 31, 2000. PricewaterhouseCoopers LLP was the independent public accountants for the Funds (except the International Value Fund) for the period ended March 31, 1999. KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215 were the independent auditors for the Emerald International Equity Fund (predecessor to the International Value Fund) for the fiscal period December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997.

         The Annual Reports for the fiscal period ended March 31, 2000 are hereby incorporated herein by reference in this SAI. The Annual Reports for the fiscal period ended March 31, 1999 are hereby incorporated herein by reference in this SAI. The Annual Reports for the Emerald International Equity Fund (the predecessor to the International Value Fund) for the fiscal period ended May 15, 1998 and for the fiscal year ended November 30, 1997 are also incorporated herein by reference. These Annual Reports will be sent free of charge with this SAI to any shareholder who requests this SAI.

          PricewaterhouseCoopers LLP, with offices at 1177 Avenue of the Americas, New York, New York 10036 was the independent accountants for Cash Reserves, Treasury Reserves, Government Reserves, Municipal Reserves for the period ended March 31, 1999, and for the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor to California Tax-Exempt Reserves), the Pacific Horizon Asset Allocation Fund (the predecessor to the Asset Allocation
Fund), Pacific Horizon Capital Income Fund (the predecessor to the Convertible Securities Fund), Pacific Horizon California Municipal Bond Fund (the predecessor to The California Municipal Bond Fund), Pacific Horizon Intermediate Bond Fund (the predecessor to The Intermediate Bond Fund) and Pacific Horizon Blue Chip Fund (the predecessor to The Blue Chip Fund) for the fiscal year ended February 28, 1999, and the period ended May 14, 1999. KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215 was the independent auditor for the Emerald Prime Advantage Institutional Fund (predecessor to Money Market Reserves) for the fiscal period December 1, 1997 through May 15, 1998, and for the fiscal year ended November 30, 1997. Certain financial information which appears in the Prospectuses and in the financial statements has been audited by the accountants.

         The Annual Report for Cash Reserves, Treasury Reserves, Government Reserves and Municipal Reserves for the period ended March 31, 1999, is hereby incorporated by reference in this SAI. The Annual Report for the Emerald Prime Advantage Institutional Fund (the predecessor to Money Market Reserves) for the fiscal period December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997 is also incorporated herein by reference. The Annual Reports for the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor to California Tax-Exempt Reserves), Pacific Horizon Asset Allocation Fund (the predecessor to the Asset Allocation Fund), Pacific Horizon Capital Income Fund (the predecessor to the Convertible Securities Fund), Pacific Horizon California Municipal Bond Fund (the predecessor to the California Municipal Bond Fund), Pacific Horizon Intermediate Bond Fund (the predecessor to the Intermediate Bond Fund) and the Pacific Horizon Blue

Chip Fund (the predecessor to the Blue Chip Fund) for the fiscal year ended February 28, 1999, and for the period ended May 14, 1999, are also incorporated herein by reference. These Annual Reports will be sent free of charge with this SAI to any shareholder who requests this SAI.

Counsel

         Morrison & Foerster LLP serves as legal counsel to the Companies. Their address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.


                         FUND TRANSACTIONS AND BROKERAGE

General Brokerage Policy

         Subject to policies established by the Board of Directors/Trustees of each Company, the Adviser is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of such Fund's securities transactions, and for the allocation of brokerage fees in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any. In addition, the Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Adviser or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund. Services furnished by such brokers may be used by the Adviser in providing investment advisory and investment management services for the Companies.

         Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Directors/Trustees of the respective Company. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Companies believe that over time their ability to participate in volume transactions will produce superior executions for the Funds.

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         The Companies will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the distributor, the Adviser, the administrator, the co-administrator or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law. In addition, the Companies will not give preference to correspondents of Bank of America or its affiliates, with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with Bank of America or its affiliates, and to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.) In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the distributor, the Adviser, the administrator, or the co-administrator, or any of their affiliates, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

         Certain affiliates of Bank of America Corporation and its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by the Tax Exempt Fund, the Municipal Income Fund, the Short-Term Municipal Income Fund, the Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds (the "Tax-Free Bond Funds"). Bank of America or certain of its affiliates may serve as trustee, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Tax-Free Bond Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. NFT has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to such Rule.

         Under the 1940 Act, persons affiliated with a Company are prohibited from dealing with such Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Each of the Funds may purchase securities from underwriting syndicates of which Bank of America or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

         Investment decisions for each Fund are made independently from those for each Company's other investment portfolios, other investment companies, and accounts advised or managed by the Adviser. Such other investment portfolios, investment companies, and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

                              BROKERAGE COMMISSIONS


                Fund                     Fiscal Year Ended        Fiscal Year Ended     Fiscal Year Ended March
                                          March 31, 2000           March 31, 1999               31, 1998
Managed SmallCap Index                          256,848              $   375,659             $   143,732
Disciplined Equity                              636,330                  283,016                 152,295
Equity Index                                     54,415                   92,695                 208,604
Emerging Growth                                 224,883                  431,473                 477,588
Capital Growth Fund                             698,225                1,102,071               1,392,418
Managed Index                                   467,939                  313,849                 119,677
Value                                         4,529,543                2,871,137               3,142,078
Balanced Assets                                 195,936                  522,389               1,207,000
Emerging Markets                                132,465                   35,689                 284,328
Equity Income                                   712,971                1,472,491               1,111,460
International Equity                            975,342                2,201,631               2,421,975
International Growth                            363,848                  212,788               1,054,454
Managed Small Cap Value Index                    10,870                   16,486                   5,469
Marsico Focused Equities                      2,288,935                  830,511                  25,934
Marsico Growth & Income                         501,608                  265,230                   9,903
Small Company Growth                            311,001                  596,033                 184,948
Strategic Equity                                411,252                   96,069                       0
Managed Value Index                               6,018                   15,461                       0
International Value                                   0                   45,493                       0
                                         Fiscal Year Ended        Fiscal Year Ended        Fiscal Year Ended
                                          March 31, 2000          February 28, 1999        February 28, 1998
Convertible Securities Fund                    106,048                 $235,157                 $296,651
Asset Allocation Fund+                         358,923                 $213,085                 $125,211
Blue Chip Master Portfolio                     922,789                 $925,630                 $748,649


         Brokerage Commissions Paid to Affiliates

         NFT did pay brokerage commissions to Banc of America Securities, Inc. during the fiscal year ended March 31, 2000, for Marsico Focused Equities Fund, in the amount of $221,646 which is 9.68% of the total commissions paid. NFT did pay brokerage commissions to Banc of America Securities, Inc. during the fiscal year ended March 31, 2000, for Marsico Growth & Income Fund, in the amount of $45,740, which is 9.12% of the total commissions paid.

         During the fiscal periods ended March 31, 2000, 1999, and 1998, NFT, NR, NFI, and NFST, did not pay brokerage commissions to Banc of America Investments, Inc. (or its predecessors), Banc of America Capital Markets, Inc. (a broker/dealer subsidiary of Bank of America) (or its predecessors), or Stephens.

         NFT did pay brokerage commissions to __________________ during the fiscal year ended March 31, 2000, for __________ Fund, in the amount of $_______, which is ____% of the total commissions paid for the Fund and _____% of the aggregate dollar amount of the transactions for the Fund. NFI did pay brokerage commissions to

----------
+ Until June 23, 1997, Pacific Horizon Asset Allocation Fund (the predecessor to Nations Asset Allocation Fund) invested all of its assets in the Asset Allocation Master Portfolio. Information contained in the chart above includes brokerage commissions paid by the Asset Allocation Master Portfolio.

_______ during the fiscal year ended March 31, 2000, for the ________ Fund, in the amount of $________, which is ___% of the total commissions paid for the Fund and ____% of the aggregate dollar amount of the transactions for the Fund.

         NFT did pay brokerage commissions to Nations Montgomery Securities LLC (a securities underwriting affiliate of Bank of America Corporation) ("NMS") during the fiscal year ended March 31, 1999, for Marsico Focused Equities Fund, in the amount of $56,267.46, which is 6.77% of the total commissions paid for the Fund. NFT did pay brokerage commissions to Westminster Research Clearing NMS (a securities underwriting affiliated of Bank of America Corporation) during the fiscal year ended March 31, 1999, for Marsico Focused Equities Fund, in the amount of $1,361.74, which is 0.16% of the total commissions paid for the Fund. NFT did pay brokerage commissions to NMS during the fiscal year ended March 31, 1999, for Marsico Growth & Income Fund, in the amount of $16,886.60, which is 6.36% of the total commissions paid for the Fund. NFT did pay brokerage commissions to Westminster Research Clearing NMS during the fiscal year ended March 31, 1999, for Marsico Growth & Income Fund, in the amount of $1,310.65, which is 0.49% of the total commissions paid for the Fund.

         NFI did pay brokerage commissions to NMS during the fiscal year ended March 31, 1999, for the Small Company Fund, in the amount of $7,212.00, which is 1.21% of the total commissions paid for the Fund.

         NFT did pay $2,368.03 to Nations Montgomery Securities LLC during the fiscal year ended March 31, 1998.

         No other Funds of NR, NFI or NFT paid brokerage fees during the fiscal years ended March 31, 2000, 1999 and 1998.

         Securities of Regular Broker/Dealers

         As of March 31, 2000, each Fund owned securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

Disciplined Equity
                                      Morgan Stanley & Company, Inc.                      $ 12,532,078
                                      PaineWebber Inc.                                     $ 8,789,000

LargeCap Index
                                      Bank of New York                                     $ 6,826,000
                                      Lehman Brothers Inc.                                 $ 2,597,000
                                      Merrill Lynch & Company                              $ 8,678,000

Value
                                      Bank of New York                                     $ 8,331,203

Balanced Assets
                                      Bank of New York                                      $  300,289
                                      Bear Stearns & Company Inc.                           $  583,783
                                      Goldman Sachs Group LP                                $  483,350
                                      Lehman Brothers Inc.                                  $  481,575
                                      Merrill Lynch & Company                               $  553,875

Equity Income
                                      Merrill Lynch & Company                              $ 4,200,000

Marsico Focused Equities
                                      Morgan Stanley & Company, Inc.                      $ 76,741,422

Marsico Growth & Income
                                      Morgan Stanley & Company, Inc.                      $ 18,084,364

Strategic Growth
                                      Merrill Lynch & Company                             $ 15,492,750

Managed Value Index
                                      Bank of New York                                       $  12,469
                                      Merrill Lynch & Company                                $  28,875

Asset Allocation
                                      Donaldson, Lufkin & Jenrette                         $ 1,599,046
                                      J.P. Morgan Securities Inc.                          $ 1,238,450
                                      Lehman Brothers Inc.                                 $ 2,765,980
                                      Salomon Brothers Inc.                                $ 1,259,102

Blue Chip
                                      Lehman Brothers Inc.                                 $ 7,090,700
                                      Morgan Stanley & Company, Inc.                      $ 18,343,406



Directed Brokerage

         During the fiscal year ended March 31, 2000, the Funds directed brokerage transactions to brokers because of research services provided. The amount of such transactions and related commissions were as follows:

                    Fund                            Amount of Transaction            Related Commissions
                    ----                            ---------------------            -------------------
Managed SmallCap Index                                $   8,413,365                      $  9,018
Disciplined Equity                                    $  60,900,223                      $ 58,640
LargeCap Index                                                 -                             -
MidCap Growth                                         $  13,716,350                      $  22,226
Capital Growth                                        $ 266,796,358                      $ 300,848
Managed Index                                         $  73,653,355                      $  29,862
Value                                                 $ 573,333,786                      $ 730,975
Balanced Assets                                       $  93,673,591                      $  37,979
Emerging Markets                                                -                               -
Equity Income                                         $  65,899,868                      $  42,457
International Equity                                            -                               -
International Growth                                            -                               -
Managed SmallCap Value Index                          $     373,191                      $     453
Marsico Focused Equities                                        -                        $     -
Marsico Growth & Income                                         -                        $     -
Small Company                                         $   8,492,442                      $  13,463
Strategic Growth                                      $  12,592,974                      $  11,018
Managed Value Index                                   $     402,395                      $     220
International Value                                   $        -                         $     -
Convertible Securities                                $   9,827,954                      $  10,223
Asset Allocation                                                -                               -
Blue Chip Master Portfolio                                      -                               -

Section 28(e) Standards

         Under Section 28(e) of the Securities Exchange Act of 1934, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Funds' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Company's Directors/Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser as a group tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Adviser is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of fund transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Companies by improving the quality of the Adviser's investment advice. The advisory fees paid by the Companies are not reduced because the Adviser receives such services.

         Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

                              DESCRIPTION OF SHARES

Description of Shares of the Companies

         The Companies' Boards of Directors/Trustees have authorized the issuance of the classes of shares of the Funds indicated above and may, in the future, authorize the creation of additional investment portfolios or classes of shares.

         The Boards may classify or reclassify any unissued shares of a Company into shares of any class, classes or Fund in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any Fund or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

         All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of a Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the shareholders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         Each Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees/Directors under the 1940 Act. However, each Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Board member, if requested in writing by the shareholders of at least 10% of the Company's outstanding voting shares, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

         Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund, as are declared in the discretion of the Board members. In the event of the liquidation or dissolution of a Company, shareholders of that Company's Funds are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Board members in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Companies.

         Net investment income for the Funds for dividend purposes consists of
(i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of the Company prorated to a Fund on the basis of its relative net assets, plus dividend or distribution income on a Fund's assets.

         Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

         Shareholders receiving a distribution in the form of additional shares will be treated as receiving an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Funds use the so-called "equalization accounting method" to allocate a portion of earnings and profits to redemption proceeds. This method permits a fund to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations change. Although using this method will not affect a Fund's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.

Net Asset Value Determination

         Money Market Funds

         The Money Market Funds use the amortized cost method of valuation to value their shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by the Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

         The net asset value per share of the Money Market Funds will be determined as of 3:00 p.m., Eastern time (10:30 a.m., Eastern time, with respect to California Tax-Exempt Reserves; 12:00 noon, Eastern time, with respect to the Government Money Market Fund, the Tax-Exempt Fund, Government Reserves and Municipal Reserves; and 5:00 p.m., Eastern time, with respect to Treasury Reserves, Cash Reserves and Money Market Reserves), on each day the Exchange is open for business.

         Each of the Money Market Funds invests only in high quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. NR's and NFI's Board of Directors and NFT's Board of Trustees each have established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Directors/Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Directors/Trustees will promptly consider what action, if any, should be initiated. If the Board of Directors/Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

         Non-Money Market Funds

         With respect to the Non-Money Market Funds, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. With respect to the Bond Funds, securities may be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities.

         With respect to the Non-Money Market Funds, securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors/Trustees of the Company. Short-Term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the directors/trustees.

         For purposes of determining the net asset value per share of the International Funds, all assets and liabilities of the International Funds initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

         A Company may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related Prospectuses from time to time. A Company also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of such Company's responsibilities under the 1940 Act.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)


                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following information supplements and should be read in conjunction with the Prospectuses. The Prospectuses of the Funds describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning Federal income taxes.

General

         The Companies intend to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and, thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to a Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

         Each Fund also must distribute or be deemed to distribute to its shareholders at least 90% of its net investment income which, for this purpose, includes net short-term capital gains and certain other items earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31

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of the following taxable year will be treated as paid by December 31 the first taxable year. The Funds intend to pay out substantially all of their net investment income and net capital gain (if any) for each year.

Excise Tax

         A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements of its by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its income and gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

Private Letter Ruling

         In order for a Fund to maintain regulated investment company status under the Code, its dividends, including--for this purpose--capital gain distributions, must not constitute "preferential dividends," within the meaning of Section 562(c) of the Code. The Companies have received a private letter ruling from the Internal Revenue Service ("IRS") generally to the effect that the following will not give rise to preferential dividends: differing fees imposed on the different classes of shares with respect to servicing, distribution and administrative support services, and transfer agency arrangements; differing sales charges on purchases and redemptions of such shares; and conversion features resulting in the Companies paying different dividends or distributions on the different classes of shares.

Investment through Master Portfolios

         Management of the Master Portfolios corresponding to each of the Feeder Funds intends for each Master Portfolio to be treated as a partnership (or, in the event that a Feeder Fund is the sole investor in a Master Portfolio, as disregarded from the Feeder Fund) for Federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a partnership (or a disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on its shares (as determined in accordance with the governing instruments of the particular Master Portfolio) of the Master Portfolio's income and gains in determining its Federal income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to qualify as a regulated investment company by investing substantially all of its assets through the Master Portfolio.

Taxation of Fund/Master Portfolio Investments

         Except as provided herein, gains and losses on the sale of portfolio securities by a Fund or Master Portfolio ("Fund/Master Portfolio") will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund/Master Portfolio for more than one year at the time of disposition of the securities.

         Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by a Fund/Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund/Master Portfolio held the debt obligation.

         If an option granted by a Fund/Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Fund/Master Portfolio of the option from its holder, the Fund/Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund/Master Portfolio pursuant to the exercise of a call option written by it, the Fund/Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund/Master

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Portfolio pursuant to the exercise of a put option written by it, such
Fund/Master Portfolio will subtract the premium received from its cost basis in the securities purchased.

         The amount of any gain or loss realized by a Fund/Master Portfolio on closing out a regulated futures contract will generally result in a realized capital gain or loss for Federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

         Under Section 988 of the Code, a Fund/Master Portfolio will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. Each Fund/Master Portfolio will attempt to monitor
Section 988 transactions, where applicable, to avoid adverse tax impact.

         Offsetting positions held by a Fund/Master Portfolio involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund/Master Portfolio were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. A Fund/Master Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund/Master Portfolio may differ. Generally, to the extent the straddle rules apply to positions established by the Fund/Master Portfolio, losses realized by the Fund/Master Portfolio may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund/Master Portfolio enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund/Master Portfolio must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund/Master Portfolio enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

         If a Fund/Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the Fund/Master Portfolio may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund/Master Portfolio's disposition of its PFIC shares. If the Fund/Master Portfolio invests in a PFIC, the Fund/Master Portfolio intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund/Master Portfolio will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund/Master Portfolio will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund/Master Portfolio as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund/Master Portfolio will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

Foreign Taxes

         Income and dividends received by a Fund/Master Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the

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close of its taxable year consists of securities of non-U.S. corporations, the
Fund will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Only the International Funds expect to qualify for the election. However, even if a Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii) with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend.

         An individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

Capital Gain Distributions

         Distributions which are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such distributions equal or exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

Other Distributions

         For Federal income tax purposes, a Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits (generally the Fund's net investment income and capital gain) will be deemed to have constituted a dividend. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's basis in its Fund shares and then capital gain. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

Disposition of Fund Shares

         A disposition of Fund shares pursuant to a redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less

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than the greater of 31 days or the period between regular distributions where a
Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

Federal Income Tax Rates

         As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Corporate Shareholders

         Corporate shareholders of the Funds may be eligible for the dividends-received deduction on distributions attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

Foreign Shareholders

         Under the Code, distributions attributable to income on taxable investments, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Capital gain distributions generally are not subject to tax withholding.

Backup Withholding

         The Companies may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company also could subject the investor to penalties imposed by the IRS.

New Regulations

         On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the

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Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

Tax-Deferred Plans

The Funds are available for a variety of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes.

Special Tax Considerations Pertaining to Municipal Reserves, California Tax-Exempt Reserves, California Municipal Bond Fund, Tax Exempt Fund, Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, Florida Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, Maryland Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund, South Carolina Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund, Tennessee Municipal Bond Fund, Texas Intermediate Municipal Bond Fund, Texas Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, and Virginia Municipal Bond Fund (the "Tax-Exempt Funds")

         If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest dividends." The Tax-Exempt Funds intend to so qualify and are designed to provide investors with a high level of income exempt from federal income tax, and, with respect to California Tax-Exempt Reserves and California Municipal Bond Fund, Florida Intermediate Municipal Bond Fund and Florida Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund and Georgia Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund and Tennessee Municipal Bond Fund, and Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund, California individual income tax, Florida state intangibles tax, and the Georgia, Maryland, North Carolina, South Carolina, Virginia individual income tax, and the Tennessee Hall Income Tax on unearned income, respectively. Florida and Texas do not presently impose any income tax but Florida currently imposes a state intangibles tax on intangible personal property.

         The portion of total dividends paid by a Tax-Exempt Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Distributions of capital gains or income not attributable to interest on the Fund's tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

         Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

         In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds." To the extent that a Tax-Exempt Fund invests in private activity bonds, its shareholders who pay

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AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Exempt Fund's expenses in computing their AMT. With respect to a corporate shareholder of a Tax-Exempt Fund, exempt-interest dividends paid by the Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

         Shares of a Tax-Exempt Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

Special Tax Considerations Pertaining to California Tax-Exempt Reserves and California Municipal Bond Fund (the "California Tax-Exempt Funds")

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. government and U.S. possession obligations. The California Tax-Exempt Funds intend to qualify under the above requirements so that they can pay California exempt-interest dividends. If the California Tax-Exempt Funds do not so qualify, no part of their respective dividends to shareholders will be exempt from the California state personal income tax.

         Within sixty days after the close of its taxable year, the California Tax-Exempt Funds will notify their respective shareholders of the portion of the dividends paid by the respective Fund to each shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the California Tax-Exempt Funds with respect to any taxable year cannot exceed the excess of the amount of interest received by the California Tax-Exempt Funds for such year on California Exempt Securities over any amounts that, if the California Tax-Exempt Funds were treated as individuals, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid for any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

         In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the California Tax-Exempt Funds, such shareholders should consult their tax advisors to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. Interest on indebtedness incurred by a shareholder to purchase or carry the California Tax-Exempt Funds shares is not deductible for California state personal income tax purposes if the California Tax-Exempt Funds distribute California exempt-interest dividends during the shareholder's taxable year.

         The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Tax-Exempt Funds and their shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Tax-Exempt Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Tax-Exempt Fund distributions constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Tax-Exempt Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax,

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should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Tax-Exempt Funds dividends and as to their own California state tax situation, in general.

Special Tax Considerations Pertaining to Florida Intermediate Municipal Bond Fund and Florida Municipal Bond Fund (the "Florida Tax-Exempt Funds")

         Florida does not impose a personal income tax. Thus individual shareholders of the Funds will not be subject to any Florida income tax on distribution received from the Funds. However, Florida does impose an income tax on corporations. Florida also imposes an annual intangible personal property tax on intangible personal property (including but not limited to stocks or shares of business trusts or mutual funds) held by persons domiciled in the State of Florida, regardless of where such property is kept. Florida counsel has, however, advised the Companies that shares in the Florida Tax-Exempt Funds shall not be subject to Florida's intangible personal property tax if on January 1 of each tax year at least 90 percent of the net assets of the portfolio of such Fund consists of obligations of the government of the United States of America, its agencies, instrumentalities, the Commonwealth of Puerto Rico, the government of Guam, the government of American Samoa, the government of the Northern Mariana Islands, the State of Florida, its political subdivisions, municipalities or other taxing districts.

         The Florida Tax-Exempt Funds anticipate that at least 90 percent of the net assets of the portfolio will contain assets that are exempt from Florida's intangible personal property tax on January 1 of each tax year. If the portfolio of the Fund did not, however, meet this 90 percent test, the only the portion of the net asset value of the portfolio which is made up of direct obligations of the United States of America, its agencies, territories and possessions (as described above) may be removed from the net asset value for purposes of computing the intangible personal property tax. The remaining net asset value of the portfolio and hence a portion of the net asset value of the shares in the Florida Tax-Exempt Funds would be subject to the intangible personal property tax. Notice as to the tax status of your shares will be mailed to you annually. Shareholders of a Florida Tax-Exempt Funds should consult their own tax advisors with specific reference to their own tax situation if advised that a portion of the portfolio of such Funds consisted on January 1 of any year of assets which are not exempt from Florida's annual intangible personal property tax. Such annual intangible personal property tax, if any, is due and payable on June 30 of such year in which the tax liability arises.

Special Tax Considerations Pertaining to Georgia Intermediate Municipal Bond Fund and Georgia Municipal Bond Fund (the "Georgia Tax-Exempt Funds")

         The portion of Nations Funds Georgia Intermediate Municipal Bond Fund and the Nations Georgia Municipal Bond Fund (the "Georgia Funds') exempt interest dividends paid to Georgia investors from interest received by the Georgia Funds from tax-exempt obligations of the State of Georgia or its political subdivisions or authorities and dividend distributions attributable to interest received from U.S. Government obligations will be exempt from Georgia personal and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia. The Georgia intangibles tax was repealed by the Georgia General Assembly on March 21, 1996, further ratified by a Constitutional Amendment approved in the November 1996 General Election (GA. L 1996, P.130 ss. 9). The Georgia intangibles tax was repealed for taxable years beginning after January 1, 1996. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follows the federal income tax treatment. Interest received by a Georgia resident received from non-Georgia municipal state bonds and dividends or distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.

Special Tax Considerations Pertaining to the Kansas Fund

         The Kansas Intermediate Municipal Bond Fund's regular monthly dividends will not be subject to the Kansas income tax to the extent that they are paid out of income earned on Kansas municipal securities that are exempt from Kansas income taxes. The portion of dividends, if any, that is derived from interest on municipal securities or other obligations that are not exempt from Kansas income taxes will be subject to Kansas income tax. You will be subject to Kansas income tax to the extent the fund distributes any taxable income or realized capital

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gains, or if you sell or exchange a fund's shares and realize a capital gain on the transaction. Distributions treated as long-term capital gains for federal tax purposes are generally treated the same for Kansas state tax purposes.

Special Tax Considerations Pertaining to Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund (the "Maryland Tax-Exempt Funds")

         The portion of a Maryland Tax-Exempt Fund's exempt-interest dividends paid from interest received by such Funds from tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities ("Maryland Municipal Bonds") and distributions attributable to gains from Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland personal and corporate income taxes; any other dividends from a Maryland Tax-Exempt Fund will be subject to Maryland income tax. However, shareholders of a Maryland Tax-Exempt Fund that are financial institutions otherwise subject to Maryland financial institution franchise taxes (which taxes have been repealed for taxable years beginning after December 31,2000) will be subject to such taxes on distributions received from the Fund (including exempt-interest dividends). Shareholders will be informed annually regarding the portion of a Maryland Tax-Exempt Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from a Maryland Tax-Exempt Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of a Maryland Tax-Exempt Fund will not be subject to the Maryland personal property tax.

Special Tax Considerations Pertaining to North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund (the "North Carolina Tax-Exempt Funds")

         Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of a North Carolina Tax-Exempt Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 from their federal taxable income for purposes of determining their North Carolina taxable income. The North Carolina intangibles tax was repealed effective for taxable years beginning on or after January 1, 1995.

Special Tax Considerations Pertaining to South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund

         Although any net capital gain recognized with respect to the sale or exchange of shares of a Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized from the sale or exchange of an asset which has been held for a period of two or more years. For the taxable years beginning after 2000, the above-described deduction will be available for net capital gains recognized from the sale or exchange of an asset that has been held for a period of more than one year. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to nonindividual beneficiaries.

Special Tax Considerations Pertaining to Tennessee Municipal Bond Fund

         The Tennessee Hall Income Tax imposes a tax on income received by way of dividends from stock or interest on bonds. Dividends from a qualified regulated investment company are exempt from the Hall Income Tax, but only to the extent attributable to interest on bonds or securities of the U.S. Government or any agency or instrumentality thereof or on bonds of the State of Tennessee or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

Special Tax Considerations Pertaining to Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund (the "Virginia Tax-Exempt Funds")

         Distributions will not be subject to Virginia income tax if the Virginia Intermediate Municipal Bond Fund and the Virginia Municipal Bond Fund pay distributions to Shareholders that they derived from (i) interest on debt obligations of Virginia or its political subdivisions, (ii) debt obligations of the United States excludable from Virginia income tax under the laws of the United States, or (iii) debt obligations of Puerto Rico, Guam, or the Virgin islands, that are backed by the full faith and credit of the borrowing government.

Other Matters

         Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                      ADDITIONAL INFORMATION ON PERFORMANCE

         Yield information and other performance information for each Company's Funds may be obtained by calling (800) 321-7854. From time to time, the yield and total return of a Fund's Shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         Standardized performance for the Funds, i.e., that required in both form and content by Form N-1A, is shown below and may be advertised by the Funds. The main purpose of standardized performance is to allow an investor to review the performance of a Fund's class of shares and compare such performance with that of investment alternatives, including other mutual funds.

         Non-standardized performance also may be advertised by the Funds. One purpose of providing non-standardized performance to an investor is to provide that investor with a different snapshot of a Fund's performance that may not be captured by standardized performance. The non-standardized performance of a Fund's class of shares, however, may not be directly comparable to the performance of investment alternatives because of differences in certain variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes. After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to dividends, distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Funds may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a fund has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Fund's portfolio turnover rate, the greater the percentage of its gains that would have been realized and consequently, the less tax efficient it was over a given period of time.

         In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Funds or a class with that of competitors. Of course, past performance cannot be a guarantee of future results.

         Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund. The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by leading banks and thrift institutions in the top five metropolitan statistical areas.

         The Funds also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Fund's class of shares may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange, the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks, or any similar recognized index. The performance of a Fund's class of shares also may be compared to a composite index prepared by the Adviser, an affiliate of the Adviser, or an unaffiliated party to the Adviser.

         In addition, the Funds also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Funds also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Funds also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Funds may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

         The Funds also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

         In addition, certain potential benefits of investing in world securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

         The Short-Intermediate Government Fund seeks to provide higher current yields than money market funds and short-term treasury obligations. The Short-Intermediate Government Fund also seeks to maintain greater price stability than higher yielding long-term bond funds. Therefore, in its advertisements and sales materials, the Short-Intermediate Government Fund may compare performance of the Short-Intermediate Government Fund to money market indices, such as those compiled by IBC/Donoghue, Inc. and Bank Rate Monitor. In such advertising and sales materials, the Short-Intermediate Government Fund may also compare the price stability of the Short-Intermediate Government Fund, or indices of funds with similar investment objectives, to indices of long term government bond funds such as those compiled by Salomon Brothers and Shearson Lehman Brothers Inc. The Short-Intermediate Government Fund is not meant to be a substitute for a money market fund which seeks to maintain a fixed net asset value of $1.00 per share.

         Ibbotson Data. Ibbotson Associates of Chicago, Illinois, ("Ibbotson") provides historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

         The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the Exchange, plus stocks listed on the American Stock Exchange
(AMEX) and over-the-counter (OTC) with the same or less capitalization as the upperbound of the Exchange ninth docile. At year-end 199, the DFA Small Company Fund contained approximately 2,663 stocks, with a weighted average market capitalization of $16.7 million. The unweighted average market capitalization was $82.97 million, while the median was $6.0 million.

         Unlike an investment in a common stock mutual fund, an investment in bonds that are held to maturity provides a fixed and stated rate of return. Bonds have a senior priority in liquidation or bankruptcy to common stocks, and interest on bonds is generally paid from assets of the corporation before any distributions to common shareholders. Bonds rated in the two highest rating categories are considered high quality and to present minimal risks of default. See Schedule A for a more complete explanation of these ratings of corporate bonds. An advantage of investing in government bonds is that, in many cases, they are backed by the credit and taxing power of the United States government, and therefore, such securities may present little or no risk of default. Although government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of Treasury securities can be made with no transaction costs).

         Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index and include nearly all "Aaa-" and "Aa-" rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI. Ibbotson calculates total returns in the same method as the Funds.

Yield Calculations

         Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions a Fund paid over the same period or the rate of income reported in the Funds' financial statements.

         Money Market Funds. The "yield" and "effective yield" of shares of the Money Market Funds are computed separately as described below according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         In addition, the "tax-equivalent yield" of the Shares of the Tax Exempt Fund is computed by: (a) dividing the portion of the yield that is exempt from Federal income tax by one minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax.

         The effective yield quotations for the Shares of the Money Market Funds are computed by compounding the unannualized seven-day base period return as follows: 1 is added to the base period return and this sum is then raised to a power equal to (5/7), and 1 is then subtracted from the result. Based on the seven-day period ended March 31, 2000, (the "base period"), the current and effective yields of the various shares of the Money Market Funds were as follows:

                                 Seven Day Yield

                                                                          Effective
                                                                            Yield          Tax       Tax Equivalent
                                           Yield Without    Effective    Without Fee    Equivalent      Yield w/o
                                 Yield      Fee Waivers       Yield        Waivers        Yield          Waivers
                                 -----      -----------       -----        -------        -----          -------

Prime Fund
Primary A Shares                 5.93%         5.88%          6.10%         6.05%          n/a             n/a
Primary B Shares                 5.68%         5.63%          5.84%         5.79%          n/a             n/a
Investor A Shares                5.58%         5.53%          5.73%         5.68%          n/a             n/a
Investor B Shares                5.68%         5.53%          5.84%         5.69%          n/a             n/a
Investor C Shares                5.68%         5.63%          5.84%         5.79%          n/a             n/a
Daily Shares                     5.43%         5.18%          5.57%         5.32%          n/a             n/a
Marsico Shares                   5.68%         5.63%          5.84%         5.79%          n/a             n/a

Treasury Fund
Primary A Shares                 5.67%         5.63%          5.83%         5.79%          n/a             n/a
Primary B Shares                 5.42%         5.38%          5.57%         5.53%          n/a             n/a
Investor A Shares                5.32%         5.28%          5.46%         5.42%          n/a             n/a
Investor B Shares                5.42%         5.28%          5.57%         5.43%          n/a             n/a
Investor C Shares                5.42%         5.38%          5.57%         5.53%          n/a             n/a
Daily Shares                     5.17%         4.93%          5.31%         5.07%          n/a             n/a


                   Seven Day Yield For the Year Ended 3/31/00


Tax Equivalent Yields @ 39.6%
                                                                                                                   Tax
                                                                                   Effective                    Equivalent
                                                                                     Yield           Tax          Yield
                                                 Yield Without      Effective       Without      Equivalent      Without
                                      Yield       Fee Waivers         Yield       Fee Waivers       Yield      Fee Waivers
                                      -----       -----------         -----       -----------       -----      -----------

Gov't Money Market Fund
Primary A Shares                       5.82%         5.68%            5.99%           5.85%          n/a           n/a
Primary B Shares                       5.57%         5.43%            5.73%           5.59%          n/a           n/a
Investor A Shares                      5.47%         5.33%            5.62%           5.48%          n/a           n/a
Investor B Shares                      5.57%         5.33%            5.72%           5.48%          n/a           n/a
Investor C Shares                      5.57%         5.43%            5.72%           5.58%          n/a           n/a
Daily Shares                           5.32%         4.98%            5.46%           5.12%          n/a           n/a

Tax Exempt Fund
Primary A Shares                       3.55%         3.50%            3.61%           3.56%         5.88%         5.79%
Primary B Shares                       3.30%         3.25%            3.35%           3.30%         5.46%         5.38%
Investor A Shares                      3.20%         3.15%            3.25%           3.20%         5.30%         5.22%
Investor B Shares                      3.30%         3.15%            3.35%           3.20%         5.46%         5.22%
Investor C Shares                      3.30%         3.25%            3.35%           3.30%         5.46%         5.38%
Daily Shares                           3.05%         2.80%            3.10%           2.85%         5.05%         4.64%



         The yield of the Liquidity Class, Adviser Class, Market Class Shares, Investor Class Shares, Service Class Shares, Daily Class Shares and Trust Class Shares of the Money Market Funds will normally be lower than the yield of the Capital Class Shares because Liquidity Class, Adviser Class, Market Class Shares, Investor Class Shares, Service Class Shares, Daily Class Shares and Trust Class Shares are subject to distribution and/or shareholder servicing expenses not charged to Capital Class Shares.

         For the 7-day period ended March 31, 2000, the yield of each Fund was as follows:

                                                                               Effective                  Tax Equiv.
                                                  Yield w/o       Effective    Yield w/o    Tax Equiv.    Yield w/o
                                     Yield         Waivers          Yield       Waivers        Yield       Waivers
                                     -----         -------          -----       -------        -----       -------

Nations Cash Reserves
Capital Class                        6.04%          5.90%           6.22%        6.08%          N/A          N/A
Liquidity Class                      5.89%          5.05%           6.06%        5.22%          N/A          N/A
Adviser Class                        5.79%          5.65%           5.96%        5.82%          N/A          N/A
Market Class                         5.59%          5.45%           5.75%        5.61%          N/A          N/A
Investor Class                       5.69%          5.55%           5.85%        5.71%          N/A          N/A
Service Class                        5.04%          4.90%           5.17%        5.03%          N/A          N/A
Daily Class                          5.44%          5.30%           5.59%        5.45%          N/A          N/A
Trust Class                          5.94%          5.80%           6.12%        5.98%          N/A          N/A
Investor B Class                     4.94%          4.85%           5.07%        4.98%          N/A          N/A
Investor C Class                     4.94%          4.85%           5.07%        4.98%          N/A          N/A

Nations Money Market Reserves
Capital Class                        6.03%          5.81%           6.22%        6.00%          N/A          N/A
Liquidity Class                      5.88%          4.96%           6.06%        5.14%          N/A          N/A
Adviser Class                        5.79%          5.57%           5.95%        5.73%          N/A          N/A
Market Class                         5.59%          5.37%           5.74%        5.52%          N/A          N/A
Investor Class                       5.52%          5.30%           5.68%        5.46%          N/A          N/A
Service Class                        5.04%          4.82%           5.16%        4.94%          N/A          N/A
Daily Class                          5.44%          5.22%           5.58%        5.36%          N/A          N/A
Trust Class                          5.94%          5.72%           6.12%        5.90%          N/A          N/A
Investor B Class                     4.94%          4.72%           5.06%        4.84%          N/A          N/A
Investor C Class                     4.94%          4.72%           5.07%        4.85%          N/A          N/A

                                                                               Effective                  Tax Equiv.
                                                  Yield w/o       Effective    Yield w/o    Tax Equiv.    Yield w/o
                                     Yield         Waivers          Yield       Waivers        Yield       Waivers
                                     -----         -------          -----       -------        -----       -------
Nations Treasury Reserves
Capital Class                        5.80%          5.69%           5.97%        5.86%          N/A          N/A
Liquidity Class                      5.65%          4.79%           0.58%        -0.28%         N/A          N/A
Adviser Class                        5.55%          5.44%           5.71%        5.60%          N/A          N/A
Market Class                         5.35%          5.24%           5.50%        5.39%          N/A          N/A
Investor Class                       5.45%          5.34%           5.60%        5.49%          N/A          N/A
Service Class                        4.81%          4.70%           4.92%        4.81%          N/A          N/A
Daily Class                          5.20%          4.09%           5.34%        5.23%          N/A          N/A
Trust Class                          5.70%          5.59%           5.87%        5.76%          N/A          N/A
Investor B Class                     4.71%          4.63%           4.82%        4.74%          N/A          N/A
Investor C Class                      N/A            N/A             N/A          N/A           N/A          N/A

Nations Government Reserves
Capital Class                        5.92%          5.82%           6.09%        5.99%          N/A          N/A
Liquidity Class                      5.77%          4.97%           5.93%        5.13%          N/A          N/A
Adviser Class                        5.67%          5.57%           5.83%        5.73%          N/A          N/A
Market Class                         5.47%          5.37%           5.62%        5.52%          N/A          N/A
Investor Class                       5.57%          5.47%           5.72%        5.62%          N/A          N/A
Service Class                        4.92%          4.82%           5.04%        4.94%          N/A          N/A
Daily Class                          5.32%          5.22%           5.46%        5.36%          N/A          N/A
Trust Class                          5.82%          5.72%           5.99%        5.89%          N/A          N/A
Investor B Class                     4.82%          4.72%           4.84%        4.74%          N/A          N/A
Investor C Class                     4.82%          4.72%           4.94%        4.84%          N/A          N/A

Nations Municipal Reserves
Capital Class                        3.66%          3.53%           3.73%        3.60%         6.06%        5.93%
Liquidity Class                      3.51%          2.68%           3.58%        2.75%         5.81%        4.98%
Adviser Class                        3.41%          3.28%           3.47%        3.34%         5.65%        5.52%
Market Class                         3.21%          3.08%           3.27%        3.14%         5.31%        5.18%
Investor Class                       3.31%          3.18%           3.37%        3.24%         5.48%        5.35%
Service Class                        2.67%          2.54%           2.70%        2.57%         4.42%        4.29%
Daily Class                          3.07%          2.94%           3.11%        2.98%         5.08%        4.95%
Trust Class                          3.56%          3.43%           3.63%        3.50%         5.89%        5.76%
Investor B Class                     2.57%          2.49%           2.60%        2.52%         4.25%        4.17%
Investor C Class                      N/A            N/A             N/A          N/A           N/A          N/A

Nations California Tax-Exempt Reserves
Capital Class                         N/A            N/A             N/A          N/A           N/A          N/A
Liquidity Class                       N/A            N/A             N/A          N/A           N/A          N/A
Adviser Class                        2.79%          2.62%           2.83%        2.66%         5.17%        4.85%
Market Class                          N/A            N/A             N/A          N/A           N/A          N/A
Investor Class                       2.69%          2.52%           2.72%        2.55%         4.96%        4.65%
Service Class                         N/A            N/A             N/A          N/A           N/A          N/A
Daily Class                          2.44%          2.27%           2.47%        2.30%         4.51%        4.20%
Trust Class                          2.94%          2.77%           2.98%        2.81%         5.44%        5.13%
Investor B Class                      N/A            N/A             N/A          N/A           N/A          N/A

         Non-Money Market Funds. Yield is calculated separately for the Investor A, Investor C, Investor B, Primary A and Primary B Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                           Yield = 2 [(a-b+ 1)6 - 1]
                                       ---
                                         cd

Where:          a =     dividends and interest earned during the period.

                b =     expenses accrued for the period (net of reimbursements).

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                d = maximum offering price per share on the last day of the period (again, for Primary A and Primary B Shares, this is equivalent to net asset value per share).

         For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The California Municipal Bond Fund, Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

         Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

         The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor B Shares. These may be calculated based on the Investor A, Investor C or Investor B Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor B Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.

              Thirty Day Yield For The Period Ended March 31, 2000


                                                                                                    Tax
                                                                   Yield            Tax         Equivalent
                                                                  Without        Equivalent    Yield Without
                                                    Yield       Fee Waivers        Yield        Fee Waivers
                                                    -----       -----------        -----        -----------
California Municipal Bond Fund
Primary A Shares                                     5.03%         4.84%           9.18%           8.83%
Investor A Shares                                   4.83%          4.59%           8.82%           8.38%
Investor B Shares                                   4.18%          3.84%           7.63%           7.01%
Investor C Shares                                   4.05%          3.86%           7.40%           7.05%

Intermediate Bond Fund
Primary A Shares                                    7.20%          6.95%            n/a             n/a
Investor A Shares                                   7.05%          6.81%            n/a             n/a
Investor B Shares                                   6.26%          6.02%            n/a             n/a
Investor C Shares                                   6.14%          5.90%            n/a             n/a

         The "tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by (b) one, minus (i) a stated Federal income tax rate and, for the Nations California Municipal Bond Fund, (ii) a state income tax rate multiplied by one minus the Stated Federal; income tax rate. The Federal income tax rate used in calculating the "tax-equivalent" yield 39.6%. The state income tax rate used in calculating the "tax-equivalent" yield of Nations California Municipal Bond Fund is 9.3%.

         Hypothetical examples showing the level of taxable yield needed to produce an after-tax equivalent to an assumed tax-free yield may be provided to shareholders. Provided is such an illustration:

         For Nations California Municipal Bond Fund:

Single Return                       $25,351-$61,400                $61,401-$128,100            $128,101-$278,450
Joint Return                        $42,351-$102,300               $102,301-$155,950           $155,951-$278,450


To match a
 tax-free
yield of:                                    A taxable investment would have to pay you:

           4%                               6.13%                        6.39%                       6.89%
           5%                               7.66%                        7.99%                       8.61%
           6%                               9.19%                        9.59%                      10.34%
           7%                              10.72%                       11.19%                      12.06%
           8%                              12.28%                       12.78%                      13.78%

         The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1999 Federal (28%, 31%, 36%) and California (9.3%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1999 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $283,150.

         There can be no assurance that all of a yield quoted by one of these Funds will be tax-free since these Funds may invest in short-term taxable obligations for temporary defensive periods as described in the Prospectuses. Also, the above hypothetical examples are for illustration only. Tax laws and regulations may be changed at any time by legislative or administrative actions and such changes may make the information contained in such examples obsolete.

         During the period for which certain yield quotations are given above, Bank of America Adviser, the investment adviser and administrator to the Pacific Horizon California Municipal Bond Fund (the predecessor of Nations California Municipal Bond Fund) voluntarily waived fees or reimbursed certain expenses of such shares, thereby increasing yield figures. Such waivers or expense reimbursements may be discontinued at any time.

                  Thirty Day Yield For The Period Ended 3/31/00

                                                                                                    Tax
                                                                                                 Equivalent
                                                                      Yield           Tax          Yield
                                                                     Without      Equivalent      Without
                                                      Yield        Fee Waivers       Yield      Fee Waivers
Short-Intermediate Government Fund
     Primary A Shares                                 6.08%           6.03%           n/a           n/a
     Primary B Shares                                 5.58%           5.32%           n/a           n/a
     Investor A Shares                                5.88%           5.78%           n/a           n/a
     Investor B Shares                                5.08%           4.94%           n/a           n/a
     Investor C Shares                                5.10%           4.99%           n/a           n/a

Short-Term Income Fund
     Primary A Shares                                 6.20%           6.07%           n/a           n/a
     Primary B Shares                                  n/a             n/a            n/a           n/a
     Investor A Shares                                5.95%           5.80%           n/a           n/a
     Investor B Shares                                5.21%           4.63%           n/a           n/a
     Investor C Shares                                5.21%           5.08%           n/a           n/a

Strategic Income Fund
     Primary A Shares                                 7.23%           7.04%           n/a           n/a
     Primary B Shares                                  n/a             n/a            n/a           n/a
     Investor A Shares                                6.98%           6.79%           n/a           n/a
     Investor B Shares                                6.24%           5.99%           n/a           n/a
     Investor C Shares                                6.23%           6.04%           n/a           n/a

Investment Grade Bond Fund
     Primary A Shares                                 6.59%           6.57%           n/a           n/a
     Primary B Shares                                  n/a             n/a            n/a           n/a
     Investor A Shares                                6.34%           6.30%           n/a           n/a
     Investor B Shares                                5.60%           5.50%           n/a           n/a
     Investor C Shares                                5.60%           5.58%           n/a           n/a

Municipal Income Fund
     Primary A Shares                                 5.19%           4.97%          8.59%         8.23%
     Investor A Shares                                4.99%           4.72%          8.26%         7.81%
     Investor B Shares                                4.20%           3.91%          6.95%         6.47%
     Investor C Shares                                4.20%           3.98%          6.95%         6.59%

Short-Term Municipal Income Fund
     Primary A Shares                                 4.34%           3.97%          7.19%         6.57%
     Investor A Shares                                4.09%           3.70%          6.77%         6.13%
     Investor B Shares                                3.35%           2.52%          5.55%         4.17%
     Investor C Shares                                3.34%           2.97%          5.53%         4.92%

Intermediate Municipal Bond Fund
     Primary A Shares                                 4.82%           4.62%          7.98%         7.65%
     Investor A Shares                                4.57%           4.35%          7.57%         7.20%
     Investor B Shares                                3.83%           3.55%          6.34%         5.88%
     Investor C Shares                                3.83%           3.63%          6.34%         6.01%

Florida Intermediate Municipal Bond Fund
     Primary A Shares                                 4.87%           4.63%          8.06%         7.67%
     Investor A Shares                                4.63%           4.37%          7.67%         7.24%
     Investor B Shares                                3.88%           3.55%          6.42%         5.88%


                                                                                                    Tax
                                                                                                 Equivalent
                                                                      Yield           Tax          Yield
                                                                     Without      Equivalent      Without
                                                      Yield        Fee Waivers       Yield      Fee Waivers
     Investor C Shares                                3.87%           3.63%          6.41%         6.01%

Georgia Intermediate Municipal Bond Fund
     Primary A Shares                                 4.84%           4.56%          8.52%         8.03%
     Investor A Shares                                4.59%           4.29%          8.09%         7.55%
     Investor B Shares                                3.85%           3.48%          6.78%         6.13%
     Investor C Shares                                3.85%           3.57%          6.78%         6.29%

Maryland Intermediate Municipal Bond Fund
     Primary A Shares                                 4.76%           4.50%          8.28%         7.83%
     Investor A Shares                                4.51%           4.23%          7.85%         7.36%
     Investor B Shares                                3.77%           3.43%          6.56%         5.97%
     Investor C Shares                                3.76%           3.50%          6.55%         6.09%

North Carolina Intermediate Municipal Bond Fund
     Primary A Shares                                 4.70%           4.44%          8.43%         7.97%
     Investor A Shares                                4.45%           4.17%          7.99%         7.48%
     Investor B Shares                                3.71%           3.36%          6.66%         6.03%
     Investor C Shares                                3.71%           3.45%          6.66%         6.19%

South Carolina Intermediate Municipal Bond Fund
     Primary A Shares                                 4.96%           4.72%          8.83%         8.40%
     Investor A Shares                                4.71%           4.45%          8.39%         7.92%
     Investor B Shares                                3.97%           3.64%          7.06%         6.48%
     Investor C Shares                                3.97%           3.73%          7.06%         6.65%

Tennessee Intermediate Municipal Bond Fund
     Primary A Shares                                 4.80%           4.36%          8.46%         7.68%
     Investor A Shares                                4.55%           4.09%          8.01%         7.20%
     Investor B Shares                                3.83%           3.30%          6.74%         5.81%
     Investor C Shares                                3.82%           3.38%          6.72%         5.96%

Texas Intermediate Municipal Bond Fund
     Primary A Shares                                 4.99%           4.77%          8.26%         7.90%
     Investor A Shares                                4.74%           4.50%          7.85%         7.45%
     Investor B Shares                                3.99%           3.69%          6.61%         6.11%
     Investor C Shares                                4.00%           3.78%          6.62%         6.26%

Virginia Intermediate Municipal Bond Fund
     Primary A Shares                                 4.79%           4.56%          8.41%         8.01%
     Investor A Shares                                4.54%           4.29%          7.98%         7.53%
     Investor B Shares                                3.80%           3.48%          6.67%         6.11%
     Investor C Shares                                3.80%           3.57%          6.67%         6.27%

Florida Municipal Bond Fund
     Primary A Shares                                 5.00%           4.74%          8.28%         7.85%
     Investor A Shares                                4.75%           4.47%          7.86%         7.40%
     Investor B Shares                                4.01%           3.68%          6.64%         6.09%
     Investor C Shares                                4.01%           3.75%          6.64%         6.21%

Georgia Municipal Bond Fund
     Primary A Shares                                 4.83%           4.05%          8.51%         7.14%
     Investor A Shares                                4.58%           3.78%          8.06%         6.66%
     Investor B  Shares                               3.84%           3.00%          6.77%         5.29%
     Investor C Shares                                3.84%           3.06%          6.77%         5.39%

Maryland Municipal Bond Fund
     Primary A Shares                                 4.62%           4.00%          8.04%         6.96%
     Investor A Shares                                4.38%           3.74%          7.62%         6.51%
     Investor B Shares                                3.63%           2.95%          6.32%         5.13%
     Investor C Shares                                3.63%           3.01%          6.32%         5.24%

North Carolina Municipal Bond Fund

                                                                                                    Tax
                                                                                                 Equivalent
                                                                      Yield           Tax          Yield
                                                                     Without      Equivalent      Without
                                                      Yield        Fee Waivers       Yield      Fee Waivers
                                                      -----        -----------       -----      -----------
     Primary A Shares                                 4.83%           4.30%          8.67%         7.72%
     Investor A Shares                                4.58%           4.03%          8.22%         7.23%
     Investor B Shares                                3.84%           3.25%          6.89%         5.83%
     Investor C Shares                                3.84%           3.31%          6.89%         5.94%

South Carolina Municipal Bond Fund
     Primary A Shares                                 4.92%           4.24%          8.76%         7.55%
     Investor A Shares                                4.68%           3.98%          8.33%         7.09%
     Investor B Shares                                3.93%           3.19%          7.00%         5.68%
     Investor C Shares                                3.93%           3.25%          7.00%         5.78%

Tennessee Municipal Bond Fund
     Primary A Shares                                 4.96%           3.42%          8.73%         6.02%
     Investor A Shares                                4.70%           3.14%          8.28%         5.53%
     Investor B Shares                                3.97%           2.37%          6.99%         4.17%
     Investor C Shares                                3.97%           2.43%          6.99%         4.28%

Texas Municipal Bond Fund
     Primary A Shares                                 5.14%           3.64%          8.51%         6.03%
     Investor A Shares                                4.89%           3.72%          8.10%         6.16%
     Investor B Shares                                4.15%           2.94%          6.87%         4.87%
     Investor C Shares                                4.15%           3.00%          6.87%         4.97%

Virginia Municipal Bond Fund
     Primary A Shares                                 5.07%           4.32%          8.90%         7.59%
     Investor A Shares                                4.82%           4.05%          8.47%         7.12%
     Investor B Shares                                4.08%           3.26%          7.16%         5.73%
     Investor C Shares                                4.10%           3.35%          7.20%         5.89%


The "tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by (b) one, minus
(i) a stated Federal income tax rate, and, for the State Intermediate Municipal Bond Funds, (ii) a state income tax rate multiplied by one minus the stated Federal income tax rate. The Federal income tax rate used in calculating the "tax-equivalent" yield 39.6%. The state income tax rate used in calculating the "tax-equivalent" yield of the State Intermediate Municipal Bond Funds is as follows: Florida --0%; Georgia --6%; Maryland --4.875%; North Carolina --7.75%; South Carolina --7%; Tennessee 6%; Texas --0%; and Virginia --5.75%.

         Hypothetical examples showing the level of taxable yield needed to produce an after-tax equivalent to an assumed tax-free yield may be provided to shareholders. Provided below are such illustrations:

         For the Georgia Intermediate Municipal Bond Fund and Georgia Municipal Bond Fund:

Single Return                   $25,750-$62,450              $62,450-$130,250             $130,250-$283,150
Joint Return                    $43,050-$104,050             $104,050-$158,550            $158,550-$283,150



To match a
tax-free
yield of:                        A taxable investment would have to pay you:

           4%                               5.91%                        6.17%                       6.65%
           5%                               7.39%                        7.71%                       8.31%
           6%                               8.87%                        9.25%                       9.97%
           7%                              10.34%                       10.79%                      11.64%
           8%                              11.82%                       12.33%                      13.30%

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1999 Federal (28%, 31%, 36%) and Georgia (6%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1999 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $283,150.

         For the Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund:

Single Return                   $25,750-$62,450              $62,450-$130,250             $130,250-$283,150
Joint Return                    $43,050-$104,050             $104,050-$158,550            $158,550-$283,150

To match a
tax-free
yield of:                           A taxable investment would have to pay you:

           4%                               6.00%                      6.26%                         6.75%
           5%                               7.50%                      7.82%                         8.43%
           6%                               9.00%                      9.39%                        10.12%
           7%                              10.50%                     10.95%                        11.81%
           8%                              12.00%                     12.52%                        13.50%

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1999 Federal (28%, 31%, 36%), Maryland (4.875%) and local county (which, for purposes of the above table is approximately 2.5%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1999 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $283,150.

         For the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund:

Single Return               $25,750-$62,450          $62,450-$130,250         $130,250-$283,150
Joint Return                $43,050-$104,050         $104,050-$158,550        $158,550-$283,150

To match a
tax-free
yield of:                  A taxable investment would have to pay you:

       4%                    6.12%              6.28%               6.78%             7.18%
       5%                    7.53%              7.86%               8.47%             8.97%
       6%                    9.07%              9.43%              10.46%            10.77%
       7%                   10.54%             11.00%              11.86%            12.54%
       8%                   12.04%             12.52%              13.55%            14.36%

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1999 Federal (28%, 31% 36%) and North Carolina (7.75%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1999 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $283,150.

For the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund:

Single Return       $25,750-$62,450     $62,450-$130,250     $130,250-$283,150
Joint Return        $43,050-$104,050    $104,050-$158,550    $158,550-$283,150


To match a
tax-free
yield of:                  A taxable investment would have to pay you:

       4%                    5.97%              6.23%             6.72%
       5%                    7.47%              7.79%             8.40%
       6%                    8.96%              9.35%             10.08%
       7%                   10.45%             10.91%             11.76%
       8%                   11.95%             12.47%             13.44%


The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1999 Federal (28%, 31%, 36%) and South Carolina (7%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1999 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $283,150.

For the Tennessee Intermediate Municipal Bond Fund and Tennessee Municipal Bond
Fund:

Single Return                   $25,750-$62,450              $62,450-$130,250             $130,250-$283,150
Joint Return                    $43,050-$104,050             $104,050-$158,550            $158,550-$283,150

To match a
tax-free
yield of:                  A taxable investment would have to pay you:

           4%                               5.91%                        6.17%                         6.65%
           5%                               7.39%                        7.71%                         8.31%
           6%                               8.87%                        9.25%                         9.97%
           7%                              10.34%                       10.79%                        11.64%
           8%                              11.82%                       12.33%                        13.30%

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1999 Federal (28%, 31%, 36%) and Tennessee (6%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1999 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $283,150.

For the Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond
Fund:

Single Return                   $25,750-$62,450              $62,450-$130,250             $130,250-$283,150
Joint Return                    $43,050-$104,050             $104,050-$158,550            $158,550-$283,150

To match a
tax-free
yield of:                  A taxable investment would have to pay you:

       4%                    5.89%               6.15%            6.63%
       5%                    7.37%               7.69%              8.29%
       6%                    8.84%               9.23%              9.95%
       7%                   10.32%              10.76%             11.60%
       8%                   11.79%              12.30%             13.26%

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1999 Federal (28%, 31%, 36%) and Virginia (5.75%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1999 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $283,150.

For the Municipal Income Fund, Short-Term Municipal Income Fund, the Intermediate Municipal Bond Fund, the Florida Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, the Texas Intermediate Municipal Bond Fund and Texas Municipal Bond Fund:

Single Return                   $25,750-$62,450              $62,450-$130,250             $130,250-$283,150
Joint Return                    $43,050-$104,050             $104,050-$158,550            $158,550-$283,150

To match a
tax-free
yield of:                  A taxable investment would have to pay you:

        4%                   5.56%              5.80%              6.25%
        5%                   6.94%              7.25%              7.81%
        6%                   8.33%              8.70%              9.38%
        7%                   9.72%             10.14%             10.94%
        8%                  11.11%             11.59%             12.50%

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1999 Federal (28%, 31%, 36%) tax rates. This analysis does not take into account any state or local taxes imposed, although, with respect to the Florida Intermediate Municipal Bond Fund, the Florida Municipal Bond Fund, the Texas Intermediate Municipal Bond Fund and the Texas Municipal Bond Fund, neither Florida nor Texas impose a personal income tax. Note that the highest 1999 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $283,150.

         There can be no assurance that all of a yield quoted by one of these Funds will be tax-free since these Funds may invest in short-term taxable obligations for temporary defensive periods as described in the Prospectuses. Also, the above hypothetical examples are for illustration only. Tax laws and regulations may be changed at any time by legislative or administrative actions and such changes may make the information contained in such examples obsolete.

                                                                     Thirty Day Yield

                                                                                 Yield Without Fee
     Government Securities Fund                                Yield                  Waivers
     --------------------------                                -----                  -------
          Primary A Shares                                     6.24%                   6.12%
          Primary B Shares                                      n/a                     n/a
          Investor A Shares                                    6.00%                   5.88%
          Investor B Shares                                    5.25%                   5.07%
          Investor C Shares                                    5.27%                   5.15%

         During the period for which certain yield quotations are given above, Bank of America and the Administrator voluntarily waived fees or reimbursed certain expenses of such shares, thereby increasing yield figures. Such waivers or expense reimbursements may be discontinued at any time.

Total Return Calculations

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-

Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

Where:        P =     a hypothetical initial payment of $1,000

              T =     average annual total return

              n =     number of years

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts. All performance calculations for the period ended March 31, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

        Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR = (ERV-P) 100
                         -----
                    P

Where:        CTR =   Cumulative total return

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

              P =     initial payment of $1,000.

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts. All performance calculations for the period ended March 31, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

        Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR = (ERV-P) 100
                         -----
                    P

Where:        CTR =   Cumulative total return

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

              P =     initial payment of $1,000.

        This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.


                                                      Inception Through         Inception Through
                                                       3/31/00 Without         3/31/00 Including
             Average Annual Total Returns               Sales Charges             Sales Charges
             ----------------------------               -------------             -------------
      Nations Emerging Markets Primary A                      10.76                    10.76
      Nations Emerging Markets Primary B                      12.03                    12.03
      Nations Emerging Markets Investor A                     10.47                     9.10
      Nations Emerging Markets Investor B                      9.65                     9.35
      Nations Emerging Markets Investor C                      9.80                     9.80

      Nations Convertible Securities Primary A                17.28                    17.28
      Nations Convertible Securities Investor A               17.16                    16.61
      Nations Convertible Securities Investor B               17.06                    17.06
      Nations Convertible Securities Investor C               20.31                    20.31

      Nations Asset Allocation Fund Primary A                 15.57                    15.57
      Nations Asset Allocation Fund Investor A                15.32                    14.22
      Nations Asset Allocation Fund Investor B                15.09                    15.09
      Nations Asset Allocation Fund Investor C                16.05                    16.05

      Nations California Municipal Bond Fund                   7.52                     7.52
      Primary A
      Nations California Muni Bond Fund Investor A             7.52                     7.19
      Nations California Muni Bond Fund Investor B             7.42                     7.42
      Nations California Muni Bond Fund Investor C            -2.37                    -3.31

      Nations Intermediate Bond Primary A                      4.80                     4.80
      Nations Intermediate Bond Investor A                     4.79                     4.22
      Nations Intermediate Bond Investor B                     4.33                     4.33
      Nations Intermediate Bond Investor C                     3.98                     3.98

      Nations Blue Chip Primary A                             23.03                    23.03
      Nations Blue Chip Fund Investor A                       22.59                    21.42
      Nations Blue Chip Fund Investor B                       22.36                    22.36
      Nations Blue Chip Fund Investor C                       23.95                    23.95


                                                                                  5 Year Period Ended
                                                         One Year                3/31/00 or Inception
                                                   Period Ended 3/31/00             through 3/31/00
                                                   --------------------             ---------------

      Nations Equity Income Primary A                      4.51                          13.30
      Nations Equity Income Primary B                      3.31                           9.24
      Nations Equity Income Investor A                     4.26                          13.03
      Nations Equity Income Investor B                     3.43                          12.30
      Nations Equity Income Investor C                     3.46                          12.43

      Nations International Equity Primary A              39.85                          15.35
      Nations International Equity Primary B              55.83                          17.76
      Nations International Equity Investor A             39.54                          15.10
      Nations International Equity Investor B             38.14                          14.20
      Nations International Equity Investor C             38.12                          14.30


                                                                                  5 Year Period Ended
                                                         One Year                3/31/00 or Inception
                                                   Period Ended 3/31/00             through 3/31/00
                                                   --------------------             ---------------


      Nations Government Securities Primary A              1.12                           5.71
      Nations Government Securities Primary B             -4.34                           2.70
      Nations Government Securities Investor A             0.80                           5.44
      Nations Government Securities Investor B             0.22                           4.91
      Nations Government Securities Investor C            -0.22                           4.85




                                                         One                                 10 Year Period
                                                        Year                                  Ended 3/31/00
                                                       Period                 5-Year          or Inception
                                                        Ended             Period Ending         through
                                                       3/31/00               3/31/00            3/31/00
                                                       -------               -------            -------
Nations Value Primary A                                -0.16                  17.34                14.31
Nations Value Primary B                                 0.95                      -                14.00
Nations Value Investor A                               -0.47                  17.05                14.11
Nations Value Investor B                               -1.24                  16.30                14.09
Nations Value Investor C                               -1.18                  16.45                14.13

Nations Capital Growth Primary A                       29.90                  26.61                20.20
Nations Capital Growth Primary B                       30.40                      -                26.91
Nations Capital Growth Investor A                      29.41                  26.32                19.92
Nations Capital Growth Investor B                      28.42                  25.35                20.16
Nations Capital Growth Investor C                      28.46                  25.58                19.14

Nations MidCap Growth Primary A                        75.34                  26.13                20.48
Nations MidCap Growth Primary B                        76.77                      -                24.49
Nations MidCap Growth Investor A                       74.82                  25.84                20.46
Nations MidCap Growth Investor B                       73.47                  24.87                21.16
Nations MidCap Growth Investor C                       73.50                  25.07                19.72

Nations Managed Index Primary A                        15.33                      -                26.36
Nations Managed Index Primary B                        15.45                      -                26.10
Nations Managed Index Investor A                       15.04                      -                26.08

Nations Small Cap Index Primary A                      22.97                      -                10.77
Nations Small Cap Index Primary B                      22.62                      -                10.27
Nations Small Cap Index Investor A                     22.67                      -                10.50

Nations Managed Value Index Primary A                   8.07                      -                10.61
Nations Managed Value Index Primary B                   7.05                      -                10.19
Nations Managed Value Index Investor A                  7.78                      -                10.40

Nations Managed Small Cap Value Index                  14.20                      -                 2.02
Primary A
Nations Managed Small Cap Value Index                  14.05                      -                 1.90
Primary B
Nations Managed Small Cap Value Index                  13.89                      -                 1.81
Investor A

Nations Aggressive Growth Fund Primary A               -0.16                  21.35                21.58
Nations Aggressive Growth Fund Primary B               -0.96                      -                18.94
Nations Aggressive Growth Fund Investor A              -0.41                  21.09                16.96
Nations Aggressive Growth Fund Investor B              -1.19                  20.16                17.81
Nations Aggressive Growth Fund Investor C              -1.16                      -                19.59

Nations Large Cap Index Fund Primary A                 17.58                  26.36                22.54
Nations Large Cap Index Fund Primary B                 16.00                      -                24.56
Nations Large Cap Index Fund Investor A                17.32                      -                25.08

Nations Balanced Assets Primary A                       0.73                  12.49                10.46
Nations Balanced Assets Primary B                      -1.93                      -                 8.51
Nations Balanced Assets Investor A                      0.47                  12.27                10.22
Nations Balanced Assets Investor B                     -0.30                  11.55                 9.44



                                                         One                                 10 Year Period
                                                        Year                                  Ended 3/31/00
                                                       Period                 5-Year          or Inception
                                                        Ended             Period Ending         through
                                                       3/31/00               3/31/00            3/31/00
                                                       -------               -------            -------
Nations Balanced Assets Investor C                     -0.27                  11.59                 9.49

Nations Short-Intermediate Government                   1.63                   5.33                 5.87
Primary A
Nations Short-Intermediate Government                   1.23                      -                 4.73
Primary B
Nations Short-Intermediate Government                   1.43                   5.12                 5.70
Investor A
Nations Short-Intermediate Government                   0.70                   4.56                 3.88
Investor B
Nations Short-Intermediate Government                   0.74                   4.62                 4.35
Investor C

Nations Short-Term Income Primary A                     3.00                   5.85                 5.20
Nations Short-Term Income Primary B                    -3.47                      -                 1.52
Nations Short-Term Income Investor A                    2.76                   5.63                 4.96
Nations Short-Term Income Investor B                    2.40                   5.43                 4.83
Nations Short-Term Income Investor C                    1.97                   5.33                 4.68

Nations Strategic Income Primary A                     -0.95                   6.16                 6.87
Nations Strategic Income Primary B                     -7.74                      -                 1.51
Nations Strategic Income Investor B                    -1.98                   5.28                 4.98
Nations Strategic Income Investor C                    -2.04                   5.34                 6.13

Nations Investment Grade Bond Primary A                 0.97                   6.02                 5.83
Nations Investment Grade Bond Primary B                -4.72                      -                 2.15
Nations Investment Grade Bond Investor A                0.74                   5.80                 5.62
Nations Investment Grade Bond Investor B                0.05                   5.23                 4.46
Nations Investment Grade Bond Investor C               -0.24                   5.28                 5.14

Nations Municipal Income Primary A                     -2.08                   5.79                 6.66
Nations Municipal Income Investor A                    -2.28                   5.57                 6.49
Nations Municipal Income Investor B                    -2.99                   4.93                 4.33
Nations Municipal Income Investor C                    -3.03                   5.03                 5.30

Nations Short-Term Muni Income Fund                     2.58                   4.49                 4.15
Primary A
Nations Short-Term Muni Income Fund                     2.35                   4.28                 3.99
Investor A
Nations Short-Term Muni Income Fund                     1.99                   4.08                 3.76
Investor B
Nations Short-Term Muni Income Fund                     1.57                   4.00                 4.05
Investor C

Nations Interm Muni Bond Fund Primary A                -0.27                   5.06                 4.62
Nations Interm Muni Bond Fund Investor A               -0.49                   4.85                 4.27
Nations Interm Muni Bond Fund Investor B               -1.18                   4.36                 3.76
Nations Interm Muni Bond Fund Investor C               -1.19                   4.42                 5.31

Nations Florida Muni Bond Primary A                     0.26                   5.77                 4.56
Nations Florida Muni Bond Investor A                    0.04                   5.55                 4.25
Nations Florida Muni Bond Investor B                   -0.67                   4.91                 3.61
Nations Florida Muni Bond Investor C                   -0.73                   4.98                 6.69

Nations Georgia Interm Muni Bond Primary A             -0.02                   4.99                 5.54
Nations Georgia Interm Muni Bond Investor A            -0.27                   4.77                 5.36
Nations Georgia Interm Muni Bond Investor B            -0.96                   4.28                 3.97
Nations Georgia Interm Muni Bond Investor C            -1.13                   4.23                 4.65

Nations Maryland Interm Muni Bond Primary A             0.17                   4.81                 5.87
Nations Maryland Interm Muni Bond Investor A           -0.06                   4.60                 5.70
Nations Maryland Interm Muni Bond Investor B           -0.74                   4.10                 3.80



                                                         One                                 10 Year Period
                                                        Year                                  Ended 3/31/00
                                                       Period                 5-Year          or Inception
                                                        Ended             Period Ending         through
                                                       3/31/00               3/31/00            3/31/00
                                                       -------               -------            -------
Nations Maryland Interm Muni Bond Investor C           -0.82                   4.08                 4.31

Nations North Carolina Muni Bond Fund                  -0.98                   5.60                 4.19
Primary A
Nations North Carolina Muni Bond Fund                  -1.20                   5.38                 4.16
Investor A
Nations North Carolina Muni Bond Fund                  -1.90                   4.74                 3.48
Investor B
Nations North Carolina Muni Bond Fund                  -1.99                   4.80                 6.56
Investor C

Nations South Carolina Muni Bond Fund                  -0.72                   5.60                 4.71
Primary A
Nations South Carolina Muni Bond Fund                  -0.95                   5.39                 4.76
Investor A
Nations South Carolina Muni Bond Fund                  -1.65                   4.74                 3.91
Investor B
Nations South Carolina Muni Bond Fund                  -1.71                   4.81                 6.45
Investor C

Nations Tennessee Municipal Bond Fund                  -1.36                   5.63                 5.29
Primary A
Nations Tennessee Municipal Bond Fund                  -1.59                   5.42                 4.60
Investor A
Nations Tennessee Municipal Bond Fund                  -2.28                   4.77                 3.77
Investor B
Nations Tennessee Municipal Bond Fund                  -2.35                   4.84                 6.52
Investor C

Nations Texas Municipal Bond Fund Primary A            -0.63                   5.90                 4.39
Nations Texas Municipal Bond Fund Investor A           -0.86                   5.68                 4.35
Nations Texas Municipal Bond Fund Investor B           -1.56                   5.03                 3.60
Nations Texas Municipal Bond Fund Investor C           -1.62                   5.09                 6.69

Nations Virginia Municipal Bond Fund Primary A         -0.69                   5.84                 4.27
Nations Virginia Municipal Bond Fund                   -1.02                   5.60                 4.33
Investor A
Nations Virginia Municipal Bond Fund                   -1.61                   4.98                 3.45
Investor B
Nations Virginia Municipal Bond Fund                   -1.58                   5.05                 6.71
Investor C


                                                               One Year                         10 Year Period
                                                                Period            5-Year        Ended 3/31/00
                                                                 Ended        Period Ending      or Inception
                                                                3/31/00          3/31/00       through 3/31/00
                                                                -------           ------       ---------------
Nations Convertible Securities Investor A                         39.38            21.39            17.65
Nations Convertible Securities Investor B*                        38.28            21.12            17.52
Nations Convertible Securities Investor C                         38.39             -               20.31
Nations Convertible Securities Primary A**                        41.14            21.70            17.79

Nations Asset Allocation Fund Investor A                          10.65            17.92            15.32
Nations Asset Allocation Fund Investor B*                          9.77            17.64            15.09
Nations Asset Allocation Fund Investor C                           9.75             -               16.05
Nations Asset Allocation Fund Primary A**                         12.18            18.24            15.57

Nations California Muni Bond Fund Investor A                      -1.37             5.47             6.50
Nations California Muni Bond Fund Investor B*                     -2.03             5.16             6.34
Nations California Muni Bond Fund Investor C                       -                -               -2.37
Nations California Muni Bond Fund Primary A**                     -1.36             5.47             6.50

Nations Intermediate Bond Investor A                               0.92             5.53             4.79
Nations Intermediate Bond Investor B*                             -1.74             4.97             4.33
Nations Intermediate Bond Investor C                               0.62             -                3.98
Nations Intermediate Bond Primary A**                              0.98             5.54             4.80
Nations Intermediate Bond Primary B                                -                -                -

Nations Blue Chip Fund Investor A                                 17.70            26.29            22.59
Nations Blue Chip Fund Investor B*                                16.83            25.99            22.36


                                                               One Year                         10 Year Period
                                                                Period            5-Year        Ended 3/31/00
                                                                 Ended        Period Ending      or Inception
                                                                3/31/00          3/31/00       through 3/31/00
                                                                -------           ------       ---------------
Nations Blue Chip Fund Investor C                                 16.85             -               23.95
Nations Blue Chip Primary A**                                     20.31            26.84            23.03



         * Performance prior to October 21, 1996, February 28, 1997, November 20, 1996, November 11, 1996 and November 11, 1996 is represented by performance of the A Shares (the predecessor to Investor A Shares) of the Convertible Securities, California Municipal Bond, Intermediate Bond, Blue Chip and Asset Allocation Funds, respectively. On the foregoing dates, K Shares (the predecessor to Investor C Shares) of the above-listed Funds commenced operations. K shares, unlike A shares, were sold without a front-end sales load but had a .75% distribution or administrative service fee which would have reduced performance if reflected.


                   Aggregate or Cumulative Annual Total Return

                                                                        5-Year Period  5-Year Period   Inception   Inception
                                                     FYE        FYE        Ending          Ending       through     through
                                                   3/31/00    3/31/00      3/31/00        3/31/00       3/31/00     3/31/00
                                                   Without   Including     Without       Including      Without    Including
                                                    Sales      Sales        Sales          Sales         Sales       Sales
                                                   Charges    Charges      Charges        Charges       Charges     Charges
                                                   -------    -------      -------        -------       -------     -------
Nations Value Primary A                              -0.16     -0.16       122.46         122.46         286.46       286.46
Nations Value Primary B                               0.95      0.95         -              -             63.59        63.59
Nations Value Investor A                             -0.47     -6.20       119.70         107.04         274.20       256.56
Nations Value Investor B                             -1.24     -5.68       112.72         110.72         145.46       145.46
Nations Value Investor C                             -1.18     -2.07       114.10         114.10         179.80       179.80

Nations Capital Growth Primary A                     29.90     29.90       225.35         225.35         297.31       297.31
Nations Capital Growth Primary B                     30.40     30.40         -              -            144.77       144.77
Nations Capital Growth Investor A                    29.41     21.98       221.67         203.16         290.13       267.70
Nations Capital Growth Investor B                    28.42     23.42       209.44         207.44         249.45       249.45
Nations Capital Growth Investor C                    28.46     27.46       212.27         212.27         271.55       271.55

Nations MidCap Growth Primary A                      75.34     75.34       219.16         219.16         291.24       291.24
Nations MidCap Growth Primary B                      76.77     76.77         -              -            127.68       127.68
Nations MidCap Growth Investor A                     74.82     64.71       215.58         197.35         289.48       267.16
Nations MidCap Growth Investor B                     73.47     68.47       203.63         201.63         269.78       269.78
Nations MidCap Growth Investor C                     73.50     72.50       206.09         206.09         270.84       270.84

Nations Managed Index Primary A                      15.33     15.33         -              -            135.76       135.76
Nations Managed Index Primary B                      15.45     15.45         -              -            133.98       133.98
Nations Managed Index Investor A                     15.04     15.04         -              -            133.88       133.88

Nations Small Cap Index Primary A                    22.97      2.58         -              -             42.43        30.15
Nations Small Cap Index Primary B                    22.62      2.58         -              -             40.20        30.15
Nations Small Cap Index Investor A                   22.67      2.58         -              -             41.23        30.15

Nations Managed Value Index Primary A                 8.07      8.07         -              -             26.72        26.72
Nations Managed Value Index Primary B                 7.05      7.05         -              -             25.58        25.58
Nations Managed Value Index Investor A                7.78      7.78         -              -             26.16        26.16

Nations Managed Small Cap Value Index Primary A      14.20     14.20         -              -              4.81         4.81
Nations Managed Small Cap Value Index Primary B      14.05     14.05         -              -              4.52         4.52
Nations Managed Small Cap Value Index Investor A     13.89     13.89         -              -              4.29         4.29

Nations Aggressive Growth Fund Primary A             -0.16     -0.16       163.18         163.18         332.69       332.69
Nations Aggressive Growth Fund Primary B             -0.96     -0.96         -              -             91.82        91.82

                                                                        5-Year Period  5-Year Period   Inception   Inception
                                                     FYE        FYE        Ending          Ending       through     through
                                                   3/31/00    3/31/00      3/31/00        3/31/00       3/31/00     3/31/00
                                                   Without   Including     Without       Including      Without    Including
                                                    Sales      Sales        Sales          Sales         Sales       Sales
                                                   Charges    Charges      Charges        Charges       Charges     Charges
                                                   -------    -------      -------        -------       -------     -------
Nations Aggressive Growth Fund Investor A            -0.41     -6.15       160.34         145.32         184.76       168.41
Nations Aggressive Growth Fund Investor B            -1.19     -5.53       150.48         148.48         161.43       160.43
Nations Aggressive Growth Fund Investor C            -1.16     -2.03         -              -            140.02       140.02

Nations Large Cap Index Fund Primary A               17.58     17.58       222.09         222.09         259.17       259.17
Nations Large Cap Index Fund Primary B               16.00     16.00         -              -            128.14       128.14
Nations Large Cap Index Fund Investor A              17.32     17.32         -              -            172.17       172.17

Nations Balanced Assets Primary A                     0.73      0.73        80.14          80.14         110.79       110.79
Nations Balanced Assets Primary B                    -1.93     -1.93         -              -             35.91        35.91
Nations Balanced Assets Investor A                    0.47     -5.28        78.35          68.05         107.26        95.35
Nations Balanced Assets Investor B                   -0.30     -5.20        72.71          70.86          84.95        84.95
Nations Balanced Assets Investor C                   -0.27     -1.25        73.05          73.05          97.27        97.27

Nations Short-Intermediate Government Primary A       1.63      1.63        29.63          29.63          63.96        63.96
Nations Short-Intermediate Government Primary B       1.23      1.23         -              -             18.95        18.95
Nations Short-Intermediate Government Investor A      1.43     -1.92        28.34          24.31          61.52        56.43
Nations Short-Intermediate Government Investor B      0.70     -2.18        25.00          25.00          29.57        29.57
Nations Short-Intermediate Government Investor C      0.74     -0.22        25.34          25.34          39.26        39.26

Nations Short-Term Income Primary A                   3.00      3.00        32.87          32.87          46.24        46.24
Nations Short-Term Income Primary B                  -3.47     -3.47         -              -              5.85         5.85
Nations Short-Term Income Investor A                  2.76      1.72        31.53          30.18          43.70        42.28
Nations Short-Term Income Investor B                  2.40     -2.45        30.26          28.27          37.89        37.89
Nations Short-Term Income Investor C                  1.97      1.00        29.63          29.63          40.90        40.90

Nations Strategic Income Primary A                   -0.95     -0.95        34.86          34.86          63.67        63.67
Nations Strategic Income Primary B                   -7.74     -7.74         -              -              5.79         5.79
Nations Strategic Income Investor B                  -1.98     -6.60        29.31          27.41          39.30        39.30
Nations Strategic Income Investor C                  -2.04     -2.96        29.72          29.72          55.23        55.23

Nations Investment Grade Bond Primary A               0.97      0.97        33.95          33.95          52.29        52.29
Nations Investment Grade Bond Primary B              -4.72     -4.72         -              -              8.30         8.30
Nations Investment Grade Bond Investor A              0.74     -2.50        32.57          28.30          49.54        44.62
Nations Investment Grade Bond Investor B              0.05     -2.78        29.03          29.03          34.66        34.66
Nations Investment Grade Bond Investor C             -0.24     -1.18        29.36          29.36          44.70        44.70

Nations Municipal Income Primary A                   -2.08     -2.08        32.47          32.47          80.49        80.49
Nations Municipal Income Investor A                  -2.28     -6.90        31.16          24.98          77.84        69.37
Nations Municipal Income Investor B                  -2.99     -6.71        27.19          26.19          33.52        33.52
Nations Municipal Income Investor C                  -3.03     -3.96        27.79          27.79          49.47        49.47

Nations Short-Term Muni Income Fund Primary A         2.58      2.58        24.58          24.58          30.15        30.15
Nations Short-Term Muni Income Fund Investor A        2.35      1.34        23.32          22.08          28.53        27.25
Nations Short-Term Muni Income Fund Investor B        1.99     -2.93        22.14          20.14          26.91        26.91
Nations Short-Term Muni Income Fund Investor C        1.57      0.58        21.68          21.68          26.22        26.22

Nations Interm Muni Bond Fund Primary A              -0.27     -0.27        27.99          27.99          35.15        35.15
Nations Interm Muni Bond Fund Investor A             -0.49     -3.77        26.72          22.59          31.86        27.57
Nations Interm Muni Bond Fund Investor B             -1.18     -4.03        23.76          23.76          26.33        26.33
Nations Interm Muni Bond Fund Investor C             -1.19     -2.14        24.17          24.17          32.30        32.30

Nations Florida Interm Muni Bond Primary A            0.54      0.54        27.98          27.98          44.99        44.99
Nations Florida Interm Muni Bond Investor A           0.22     -3.02        26.55          22.48          42.93        38.23
Nations Florida Interm Muni Bond Investor B          -0.38     -3.25        23.69          23.69          31.61        31.61
Nations Florida Interm Muni Bond Investor C          -0.26     -1.22        23.82          23.82          38.34        38.34

Nations Georgia Interm Muni Bond Primary A           -0.02     -0.02        27.59          27.59          54.59        54.59
Nations Georgia Interm Muni Bond Investor A          -0.27     -3.54        26.26          22.14          51.15        46.17
Nations Georgia Interm Muni Bond Investor B          -0.96     -3.81        23.29          23.29          30.34        30.34
Nations Georgia Interm Muni Bond Investor C          -1.13     -2.08        23.05          23.05          42.43        42.43

                                                                        5-Year Period  5-Year Period   Inception   Inception
                                                     FYE        FYE        Ending          Ending       through     through
                                                   3/31/00    3/31/00      3/31/00        3/31/00       3/31/00     3/31/00
                                                   Without   Including     Without       Including      Without    Including
                                                    Sales      Sales        Sales          Sales         Sales       Sales
                                                   Charges    Charges      Charges        Charges       Charges     Charges
                                                   -------    -------      -------        -------       -------     -------

Nations Maryland Interm Muni Bond Primary A           0.17      0.17        26.49          26.49          72.64        72.64
Nations Maryland Interm Muni Bond Investor A         -0.06     -3.29        25.20          21.18          70.06        64.47
Nations Maryland Interm Muni Bond Investor B         -0.74     -3.61        22.24          22.24          28.93        28.93
Nations Maryland Interm Muni Bond Investor C         -0.82     -1.78        22.12          22.12          38.85        38.85

Nations North Carolina Interm Muni Bond Primary A     0.05      0.05        27.29          27.29          43.29        43.29
Nations North Carolina Interm Muni Bond Investor     -0.18     -3.43        25.99          21.90          41.11        36.48
A
Nations North Carolina Interm Muni Bond Investor     -0.87     -3.73        23.03          23.03          30.26        30.26
B
Nations North Carolina Interm Muni Bond Investor     -0.95     -1.91        22.90          22.90          36.35        36.35
C

Nations South Carolina Interm Muni Bond Primary A     0.09      0.09        27.51          27.51          54.12        54.12
Nations South Carolina Interm Muni Bond Investor     -0.14     -3.36        26.22          22.07          49.70        44.77
A
Nations South Carolina Interm Muni Bond Investor     -0.82     -3.68        23.24          23.24          31.06        31.06
B
Nations South Carolina Interm Muni Bond Investor     -0.91     -1.86        23.12          23.12          41.99        41.99
C

Nations Tennessee Interm Muni Bond Primary A         -0.67     -0.67        26.40          26.40          35.61        35.61
Nations Tennessee Interm Muni Bond Investor A        -0.90     -4.11        25.11          21.06          34.66        30.23
Nations Tennessee Interm Muni Bond Investor B        -1.58     -4.42        22.17          22.17          29.24        29.24
Nations Tennessee Interm Muni Bond Investor C        -1.96     -2.91        21.76          21.76          30.13        30.13

Nations Texas Interm Muni Bond Primary A              0.17      0.17        26.76          26.76          40.48        40.48
Nations Texas Interm Muni Bond Investor A            -0.06     -3.29        25.46          21.34          36.02        31.61
Nations Texas Interm Muni Bond Investor B            -0.74     -3.60        22.52          22.52          28.48        28.48
Nations Texas Interm Muni Bond Investor C            -0.86     -1.81        22.36          22.36          30.31        30.31

Nations Virginia Interm Muni Bond Primary A           0.29      0.29        27.09          27.09          80.84        80.84
Nations Virginia Interm Muni Bond Investor A          0.06     -3.20        25.80          21.73          75.60        69.87
Nations Virginia Interm Muni Bond Investor B         -0.63     -3.50        22.84          22.84          29.23        29.23
Nations Virginia Interm Muni Bond Investor C         -0.71     -1.66        22.71          22.71          39.48        39.48

Nations Florida Muni Bond Fund Primary A              0.26      0.26        32.38          32.38          32.41        32.41
Nations Florida Muni Bond Fund Investor A             0.04     -4.73        31.04          24.82          30.02        23.82
Nations Florida Muni Bond Fund Investor B            -0.67     -4.49        27.08          26.08          25.66        25.66
Nations Florida Muni Bond Fund Investor C            -0.73     -1.68        27.53          27.53          41.90        41.90

Nations Georgia Muni Bond Fund Primary A             -1.27     -1.27        32.07          32.07          29.82        29.82
Nations Georgia Muni Bond Fund Investor A            -1.50     -6.13        30.47          24.25          28.71        22.57
Nations Georgia Muni Bond Fund Investor B            -2.19     -5.96        26.78          25.78          24.95        24.95
Nations Georgia Muni Bond Fund Investor C            -2.29     -3.24        27.11          27.11          41.14        41.14

Nations Maryland Municipal Bond Fund Primary A       -0.25     -0.25        31.47          31.47          39.10        39.10
Nations Maryland Municipal Bond Fund Investor A      -0.49     -5.23        30.13          23.90          30.87        24.64
Nations Maryland Municipal Bond Fund Investor B      -1.19     -5.00        26.19          25.19          23.45        23.45
Nations Maryland Municipal Bond Fund Investor C      -1.23     -2.18        26.70          26.70          39.98        39.98

Nations North Carolina Muni Bond Fund Primary A      -0.98     -0.98        31.31          31.31          29.06        29.06
Nations North Carolina Muni Bond Fund Investor A     -1.20     -5.87        29.96          23.79          29.87        23.67
Nations North Carolina Muni Bond Fund Investor B     -1.90     -5.68        26.05          25.05          24.64        24.64
Nations North Carolina Muni Bond Fund Investor C     -1.99     -2.93        26.42          26.42          40.95        40.95

Nations South Carolina Muni Bond Fund Primary A      -0.72     -0.72        31.34          31.34          33.34        33.34
Nations South Carolina Muni Bond Fund Investor A     -0.95     -5.62        29.99          23.85          34.60        28.23
Nations South Carolina Muni Bond Fund Investor B     -1.65     -5.43        26.08          25.08          28.01        28.01
Nations South Carolina Muni Bond Fund Investor C     -1.71     -2.66        26.47          26.47          40.18        40.18

Nations Tennessee Municipal Bond Fund Primary A      -1.36     -1.36        31.53          31.53          36.81        26.81
Nations Tennessee Municipal Bond Fund Investor A     -1.59     -6.24        30.17          23.96          33.41        27.11
Nations Tennessee Municipal Bond Fund Investor B     -2.28     -6.04        26.27          25.27          26.92        26.92
Nations Tennessee Municipal Bond Fund Investor C     -2.35     -3.29        26.65          26.65          40.70        40.70


                                                                        5-Year Period  5-Year Period   Inception   Inception
                                                     FYE        FYE        Ending          Ending       through     through
                                                   3/31/00    3/31/00      3/31/00        3/31/00       3/31/00     3/31/00
                                                   Without   Including     Without       Including      Without    Including
                                                    Sales      Sales        Sales          Sales         Sales       Sales
                                                   Charges    Charges      Charges        Charges       Charges     Charges
                                                   -------    -------      -------        -------       -------     -------
Nations Texas Municipal Bond Fund Primary A          -0.63     -0.63        33.17          33.17          30.27        30.27
Nations Texas Municipal Bond Fund Investor A         -0.86     -5.53        31.80          25.51          30.65        24.50
Nations Texas Municipal Bond Fund Investor B         -1.56     -5.34        27.83          26.83          25.58        25.58
Nations Texas Municipal Bond Fund Investor C         -1.62     -2.57        28.21          28.21          41.88        41.88

Nations Virginia Municipal Bond Fund Primary A       -0.69     -0.69        32.83          32.83          29.67        29.67
Nations Virginia Municipal Bond Fund Investor A      -1.02     -5.74        31.33          25.15          31.13        24.91
Nations Virginia Municipal Bond Fund Investor B      -1.61     -5.40        27.50          26.50          24.45        24.45
Nations Virginia Municipal Bond Fund Investor C      -1.58     -2.53        27.94          27.94          42.03        42.03


Fee waivers and/or expense reimbursements were in effect for the periods presented. Primary B Shares were not offered during the period described above.

                                                                                                 10 Year Period  10 Year Period
                                                                                                  Ended 3/31/00   Ended 3/31/00
                                                                                                   or Inception   or Inception
                                                 FYE       FYE      Year Period     Year Period      through         through
                                               3/31/00   3/31/00   Ended 3/31/00   Ended 3/31/00     3/31/00         3/31/00
                                               Without  Including     Without        Including       Without        Including
                                                Sales     Sales        Sales           Sales          Sales           Sales
                                               Charges   Charges      Charges         Charges        Charges         Charges
                                               -------   -------      -------         -------        -------         -------
Nations Equity Income Primary A                   4.51      4.51        86.69           86.69         185.80          185.80
Nations Equity Income Primary B                   3.31      3.31         -               -             39.35           39.35
Nations Equity Income Investor A                  4.26     -1.73        84.49           73.91         177.90          161.98
Nations Equity Income Investor B                  3.43     -1.57        78.63           76.63         102.85          102.85
Nations Equity Income Investor C                  3.46      2.46        79.61           79.61         132.36          132.36

Nations International Equity Primary A           39.85     39.85       104.23          104.23         142.54          142.54
Nations International Equity Primary B           55.83     55.83         -               -             84.77           84.77
Nations International Equity Investor A          39.54     31.53       102.05           90.43         128.14          115.09
Nations International Equity Investor B          38.14     33.14        94.22           92.22         112.52          112.52
Nations International Equity Investor C          38.12     37.12        95.09           95.09         121.26          121.26

Nations Government Securities Primary A           1.12      1.12        32.02           32.02          66.80           66.80
Nations Government Securities Primary B          -4.34     -4.34         -               -             10.54           10.54
Nations Government Securities Investor A          0.80     -3.97        30.31           24.10          63.18           55.42
Nations Government Securities Investor B          0.22     -3.59        27.08           26.11          29.19           29.19
Nations Government Securities Investor C         -0.22     -1.17        26.72           26.72          36.18           36.18

Nations International Growth Fund Primary A      22.22     22.22        92.05           92.05         119.35          119.35
Nations International Growth Fund Primary B      63.35     63.35         -               -             93.84           93.84
Nations International Growth Fund Investor A     22.18     15.16        90.20           79.29         137.21          123.55
Nations International Growth Fund Investor B     20.66     16.19         -               -             44.75           42.46
Nations International Growth Fund Investor C     20.67     19.77         -               -             36.56           36.56


* Primary A Shares of the Company do not carry a sales charge.


                          Aggregate Annual Total Return
                                                                                               5-Year
                                                                              5-Year period    period     Inception  Inception
                                                           FYE        FYE        ending        ending       through    through
                                                         3/31/00    3/31/00      3/31/00      3/31/00       3/31/00    3/31/00
                                                         Without   Including     Without     Including      Without   Including
                                                          Sales      Sales        Sales        Sales         Sales      Sales
                                                         Charges    Charges      Charges      Charges       Charges    Charges
                                                         -------    -------      -------     ---------      -------    -------
Nations Convertible Securities Investor A                  39.38     31.38       163.63         148.49       625.78    584.23
Nations Convertible Securities Investor B*                 38.28     33.28       160.69         158.69       617.69    617.69
Nations Convertible Securities Investor C                  38.39     37.39         -              -           88.95     88.95
Nations Convertible Securities Primary A**                 41.14     41.14       166.95         166.95       634.93    634.93

Nations Asset Allocation Fund Investor A                   10.65      4.27       127.99         114.92       141.87    128.01
Nations Asset Allocation Fund Investor B*                   9.77      4.77       125.27         123.27       138.98    138.98
Nations Asset Allocation Fund Investor C                    9.75      8.75         -              -           65.46     65.46
Nations Asset Allocation Fund Primary A**                  12.18     12.18       131.16         131.16       145.22    145.22

Nations California Muni Bond Fund Investor A               -1.37     -6.06        30.53          24.27       218.98    203.91
Nations California Muni Bond Fund Investor B*              -2.03     -6.72        28.57          26.58       214.21    214.21
Nations California Muni Bond Fund Investor C                -         -            -              -           -2.37     -3.31
Nations California Muni Bond Fund Primary A**              -1.36     -1.36        30.54          30.54       219.02    219.02

Nations Intermediate Bond Investor A                        0.92     -2.34        30.88          26.59        33.51     29.12
Nations Intermediate Bond Investor B*                      -1.74     -6.51        30.54          28.61        29.99     29.99
Nations Intermediate Bond Investor C                        0.62     -0.35         -              -           13.99     13.99
Nations Intermediate Bond Primary A**                       0.98      0.98        30.96          30.96        33.59     33.59

Nations Blue Chip Fund Investor A                          17.70     10.95       221.23         202.68       254.38    233.90
Nations Blue Chip Fund Investor B*                         16.83     11.83       217.42         215.42       250.19    250.19
Nations Blue Chip Fund Investor C                          16.85     15.85         -              -          106.79    106.79
Nations Blue Chip Primary A**                              20.31     20.31       228.34         228.34       262.23    262.23

* Performance prior to July 15, 1998 is represented by performance of the Investor A Shares of the Convertible Securities, California Municipal Bond, Intermediate Bond, Blue Chip and Asset Allocation Funds Investor B Shares.

**Performance prior to May 21, 1999 is represented by performance of the Investor A Shares of the Convertible Securities, California Municipal Bond, Intermediate Bond, Blue Chip and Asset Allocation Funds Primary A Shares.


                                                                                                    10 Year Period  10 Year Period
                                                                                                    Ended 3/31/00   Ended 3/31/00
                                                                                                     or Inception   or Inception
                                                   FYE        FYE     5 Year Period  5 Year Period     through         through
                                                 3/31/00    3/31/00   Ended 3/31/00  Ended 3/31/00     3/31/00         3/31/00
                                                 Without   Including     Without       Including       Without        Including
                                                  Sales      Sales        Sales          Sales          Sales           Sales
                                                 Charges    Charges      Charges        Charges        Charges         Charges
Nations Convertible Securities Investor A          39.38      31.38       163.63         148.49          407.93        378.70
Nations Convertible Securities Investor B*         38.28      33.28       160.69         158.69          402.27        402.27
Nations Convertible Securities Investor C          38.39      37.39         -              -              88.95         88.95
Nations Convertible Securities Primary A**         41.14      41.14       166.95         166.95          414.33        414.33

Nations Asset Allocation Fund Investor A           10.65       4.27       127.99         114.92          141.87        128.01
Nations Asset Allocation Fund Investor B*           9.77       4.77       125.27         123.27          138.98        138.98
Nations Asset Allocation Fund Investor C            9.75       8.75         -              -              65.46         65.46
Nations Asset Allocation Fund Primary A**          12.18      12.18       131.16         131.16          145.22        145.22

Nations California Muni Bond Fund Investor A       -1.37      -6.06        30.53          24.27           87.75         78.82
Nations California Muni Bond Fund Investor B*      -2.03      -6.72        28.57          26.58           84.94         84.94
Nations California Muni Bond Fund Investor C        -          -            -              -              -2.37         -3.31
Nations California Muni Bond Fund Primary A**      -1.36      -1.36        30.54          30.54           87.77         87.77

Nations Intermediate Bond Investor A                0.92      -2.34        30.88          26.59           33.51         29.12
Nations Intermediate Bond Investor B*              -1.74      -6.51        30.54          28.61           29.99         29.99
Nations Intermediate Bond Investor C                0.62      -0.35         -              -              13.99         13.99
Nations Intermediate Bond Primary A**               0.98       0.98        30.96          30.96           33.59         33.59

Nations Blue Chip Fund Investor A                  17.70      10.95       221.23         202.68          254.38        233.90
Nations Blue Chip Fund Investor B*                 16.83      11.83       217.42         215.42          250.19        250.19
Nations Blue Chip Fund Investor C                  16.85      15.85         -              -             106.79        106.79
Nations Blue Chip Primary A**                      20.31      20.31       228.34         228.34          262.23        262.23

* Performance Prior to July 15, 1998 is represented by performance of the Investor A Shares of the Convertible Securities, California Municipal Bond, Intermediate Bond, Blue Chip and Asset Allocation Funds Investor B Shares.

** Performance Prior to May 21, 1999 is represented by performance of the Investor A Shares of the Convertible Securities, California Municipal Bond, Intermediate Bond, Blue Chip and Asset Allocation Funds Primary A Shares.

* Primary A Shares of the Trust do not carry a sales charge.

                                  MISCELLANEOUS

Certain Record and Beneficial Holders

         The name, address and percentage of ownership of each person who is known by the Registrant to have owned of record or beneficially five percent or more of any of the Funds as of July 7, 2000 is:



                                                      Class; Amount of
                                                     Shares Owned; Type       Percentage        Percentage
           Fund                Name and Address         of Ownership           of Class           of Fund
           ----                ----------------            ---------           --------           -------







         As of August 2000, Bank of America Corporation and its affiliates owned of record more than 25% of the outstanding shares of the Companies acting as agent, fiduciary, or custodian for its customers and may be deemed a controlling person of the Companies under the 1940 Act.

                                   SCHEDULE A

                             DESCRIPTION OF RATINGS

         The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

             AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.

* AFTER PROSPECTUS SECTION

                               NATIONS FUND, INC.

                            ONE BANK OF AMERICA PLAZA
                                   33rd Floor
                               Charlotte, NC 28255
                                 1-800-626-2275

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23. Exhibits

              All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 33-4038; 811-4614)


---------------------- ---------------------------------------------------------
Exhibit Letter           Description
---------------------- ---------------------------------------------------------
(a)                    Articles of Incorporation:

(a)(1) Articles of Incorporation dated December 9, 1983, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(2) Articles of Amendment dated March 10, 1986, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(3) Articles of Amendment dated July 31, 1986, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(4) Articles Supplementary dated July 31, 1986, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(5) Articles of Amendment dated October 4, 1989, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(6) Articles Supplementary dated November 30, 1989, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(7) Articles Supplementary dated March 26, 1991, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(8) Articles Supplementary dated April 15, 1992, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
---------------------- ---------------------------------------------------------

---------------------- ---------------------------------------------------------
Exhibit Letter           Description
---------------------- ---------------------------------------------------------
(a)(9) Articles Supplementary dated September 22, 1992, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(10) Articles Supplementary dated February 18, 1993, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(11) Articles Supplementary dated July 9, 1993, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(12) Articles Supplementary dated March 21, 1994, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(13) Articles Supplementary dated December 21, 1994, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(14) Articles Supplementary dated March 18, 1996, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(15) Articles Supplementary dated November 4, 1996, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(16) Articles Supplementary dated February 5, 1997, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(17) Articles Supplementary dated May 1, 1998, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(18) Articles Supplementary dated October 7, 1998, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
---------------------- ---------------------------------------------------------
(b)                    Bylaws:

(b)(1) Amended and Restated Bylaws dated January 26, 1995, last amended May 26, 1999, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
---------------------- ---------------------------------------------------------
(c)                    Instruments Defining Rights of Securities Holders:

                       Not Applicable
---------------------- ---------------------------------------------------------

---------------------- ---------------------------------------------------------
Exhibit Letter           Description
---------------------- ---------------------------------------------------------
(d)                    Investment Advisory Contracts:

(d)(1) Investment Advisory Agreement between Banc of America Advisors, Inc. (formerly NationsBanc Advisors, Inc.) ("BAAI") and Nations Fund, Inc. ("Registrant") dated January 1, 1996, Schedule I dated August 19, 1999, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(d)(2) Sub-Advisory Agreement among BAAI, Banc of America Capital Management, Inc. (formerly TradeStreet Investment Associates, Inc.) ("BACAP") and the Registrant dated January 1, 1996, Schedule I dated February 14, 2000, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(d)(3) Sub-Advisory Agreement among BAAI, Gartmore Global Partners ("Gartmore") and the Registrant dated April 10, 1996, Schedule I dated May 3, 1999, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
---------------------- ---------------------------------------------------------
(e)                    Underwriting Contract:

(e)(1) Distribution Agreement between the Registrant and Stephens Inc. ("Stephens") dated September 1, 1993,
                       Schedule I amended August 19, 1999, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
---------------------- ---------------------------------------------------------
(f)                    Bonus or Profit Sharing Contracts.

(f)(1) Deferred Compensation Plan dated January 26, 1995, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
---------------------- ---------------------------------------------------------
(g)                    Custodian Agreement:

(g)(1) Custody Agreement between the Registrant and The Bank of New York ("BNY") dated October 19, 1998, Schedule I dated August 25, 1999, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(g)(2) Amendment to the Custody Agreement dated September 1, 1999, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(g)(3) Amendment to the Custody Agreement dated February 14, 2000, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
---------------------- ---------------------------------------------------------

---------------------- ---------------------------------------------------------
Exhibit Letter           Description
---------------------- ---------------------------------------------------------
(h)                    Other Material Contracts:

(h)(1) Co-Administration Agreement among the Registrant, Stephens and BAAI dated December 1, 1998, Schedule I dated August 19, 1999, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(h)(2) Sub-Administration Agreement among the Registrant, BNY and BAAI dated December 1, 1998, Schedule I dated August 19, 1999, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(h)(3)                 Transfer Agency and Services Agreement between PFPC Inc.
                       (formerly First Data Investor Services Group, Inc.) ("PFPC") and the Nations Funds family dated June 1, 1995, Schedule G dated February 14, 2000, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(h)(4) Amendment to Transfer Agency and Services Agreement dated January 1, 1999, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(h)(5) Sub-Transfer Agency Agreement between PFPC and Bank of America, N.A. ("Bank of America") dated September 11, 1995, Schedule A dated February 14, 2000, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(h)(6) Shareholder Servicing Plan relating to Primary B Shares, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(h)(7) Shareholder Servicing Plan relating to Investor A Shares, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(h)(8) Amended and Restated Shareholder Servicing Plan relating to Investor B Shares of the Money Market Funds and Investor C Shares of the Non-Money Market Funds, Exhibit I amended August 19, 1999, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(h)(9) Shareholder Servicing Plan relating to Investor C Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds, Exhibit I amended August 19, 1999, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
---------------------- ---------------------------------------------------------

---------------------- ---------------------------------------------------------
Exhibit Letter           Description
---------------------- ---------------------------------------------------------
(h)(10) Shareholder Servicing Plan relating to Marsico Shares, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(h)(11) Shareholder Servicing Plan relating to Daily Shares, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(h)(12) Cross Indemnification Agreement among Nations Fund Trust, Nations Reserves, Nations Master Investment Trust, Nations Funds Trust and the Registrant dated February 14, 2000, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
---------------------- ---------------------------------------------------------
(i)                    Legal Opinion

                       Opinion and Consent of Counsel, filed herewith
---------------------- ---------------------------------------------------------
(j)                    Other Opinions

                       Consent of Independent Accountants
                       --PricewaterhouseCoopers LLP, filed herewith.
---------------------- ---------------------------------------------------------
(k)                    Omitted Financial Statements

                       Not Applicable
---------------------- ---------------------------------------------------------
(l)                    Initial Capital Agreements:

                       Not Applicable
---------------------- ---------------------------------------------------------
(m)                    Rule 12b-1 Plans:

(m)(1) Shareholder Administration Plan relating to Primary B Shares, Exhibit I amended August 19, 1999, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(m)(2) Shareholder Servicing and Distribution Plan relating to Investor A Shares, Exhibit A amended August 19, 1999, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(m)(3) Distribution Plan relating to Investor B Shares, Exhibit A amended August 19, 1999, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
---------------------- ---------------------------------------------------------

---------------------- ---------------------------------------------------------
Exhibit Letter           Description
---------------------- ---------------------------------------------------------
(m)(4) Distribution Plan relating to Investor B Shares of the Money Market Funds and Investor C Shares of the Non-Money Market Funds, Exhibit A amended August 19, 1999, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(m)(5) Distribution Plan relating to Daily Shares, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
---------------------- ---------------------------------------------------------
(n)                    Financial Data Schedule:

                       Not Applicable
---------------------- ---------------------------------------------------------
(o)                    Rule 18f-3 Plan:

(o)(1) Rule 18f-3 Multi-Class Plan amended August 19, 1999, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
---------------------- ---------------------------------------------------------
(p)                    Powers of Attorney for Edmund L. Benson, Charles B.
                       Walker, A. Max Walker, Thomas S. Word, Jr., William H. Grigg, James Ermer, Thomas F. Keller, Carl E. Mundy, Jr., James B. Sommers and Cornelius J. Pings, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
---------------------- ---------------------------------------------------------

ITEM 24.          Persons Controlled by of Under Common Control with the Fund

                  No person is controlled by or under common control with the Registrant.

ITEM 25.          Indemnification

                  Under the terms of the Maryland Corporation Law and the Registrant's Charter and Bylaws provides for the indemnification of the Registrant's directors, officers, employees and other agents. Indemnification of the Registrant's administrators, distributor, custodian and transfer agents is provided for, respectively, in the Registrant's:

         1.       Co-Administration Agreement with Stephens and BAAI;

         2.       Sub-Administration Agreement with BNY and BAAI;

         3.       Distribution Agreement with Stephens;

         4.       Custody Agreement with BNY;

         5.       Transfer Agency and Services Agreement with PFPC; and

         6. Sub-Transfer Agency and Services Agreement with PFPC and Bank of America.

         The Registrant has entered into a Cross Indemnification Agreement with Nations Fund Trust (the "Trust"), Nations Reserves ("Reserves"), Nations Master Investment Trust ("Master Trust") and Nations Funds Trust ("Funds Trust") dated February 14, 2000. The Trust, Reserves, Master Trust and/or Funds Trust will indemnify and hold harmless the Registrant against any losses, claims, damages or liabilities, to which the Registrant may become subject, under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any prospectuses, any preliminary prospectuses, the registration statements, any other prospectuses relating to the securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Registrant by the Trust, Reserves, Master Trust and/or Funds Trust expressly for use therein; and will reimburse the Registrant for any legal or other expenses reasonably incurred by the Registrant in connection with investigating or defending any such action or claim; provided, however, that the Trust, Reserves, Master Trust and/or Funds Trust shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Trust, Reserves, Master Trust and/or Funds Trust by the Registrant expressly for use in the Offering Documents.

         Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         The Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with the Registrant. The Registrant will comply with Rule 484 under the 1933 Act and Release No. 11330 under the 1940 Act, in connection with any indemnification.

         Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of the Investment Adviser

         To the knowledge of the Registrant, none of the directors or officers of BAAI, the adviser to the Registrant's portfolios, or BACAP or Gartmore, the investment sub-advisers, except those set forth below, are or have been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of BAAI, BACAP or Gartmore, respectively, or other subsidiaries of Bank of America Corporation.

         (a) BAAI performs investment advisory services for the Registrant and certain other customers. BAAI is a wholly-owned subsidiary of Bank of America which in turn is a wholly-owned banking subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment adviser is incorporated by reference to Form ADV filed by BAAI with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (file no. 801-49874).

         (b) BACAP performs investment sub-advisory services for the Registrant and certain other customers. BACAP is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by BACAP (formerly

TradeStreet Investment Associates, Inc.) with the SEC pursuant to the Advisers Act (file no. 801-50372).

        (c) Gartmore performs investment sub-advisory services for the Registrant and certain other customers. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly-owned subsidiary of Bank of America, and Gartmore U.S. Limited, an indirect, wholly-owned subsidiary of Gartmore Investment Management plc, a UK Company which is the holding company for a leading UK based international fund management group of companies. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Gartmore with the SEC pursuant to the Advisers Act (file no. 801-48811).

ITEM 27. Principal Underwriters

         (a) Stephens, distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as distributor for Nations Fund Trust, Nations Reserves, Nations LifeGoal Funds, Inc., Nations Annuity Trust, Nations Funds Trust, Wells Fargo Trust, Wells Fargo Variable Trust, and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Wells Fargo Core Trust, Nations Master Investment Trust, and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and the Managed Balanced Target Maturity Fund, Inc., closed-end management investment companies.

         (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens with the SEC pursuant to the 1940 Act (file No. 501-15510).

         (c) Not applicable.

ITEM 28. Location of Accounts and Records

         (1) BAAI, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment adviser and co-administrator).

         (2) BACAP, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment sub-adviser).

         (3) Gartmore, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment sub-adviser).

         (4) Stephens, 111 Center Street, Little Rock, AR 72201 (records relating to its function as distributor and co-administrator).

         (5) PFPC, 400 Bellevue Parkway, Wilmington, DE 19809 (records relating to its function as transfer agent).

         (6) BNY, 100 Church Street, New York, NY 10286 (records relating to its function as custodian and sub-administrator).

         (7) Bank of America, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as sub-transfer agent)

ITEM 29. Management Services

         Not Applicable

ITEM 30. Undertakings

         Not Applicable

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 28th day of July, 2000.

                        NATIONS FUND, INC.

                        By:                  *
                           ---------------------------------------
                                A. Max Walker
                                President and Chairman of the Board of Directors

                        By: /s/ Richard H. Blank, Jr.
                           -------------------------
                                Richard H. Blank, Jr.
                                *Attorney-in-Fact

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

          SIGNATURES                                    TITLE                                 DATE
          ----------                                    -----                                 ----

                *                              President and Chairman                   July 28, 2000
----------------------------------             of the Board of Directors
(A. Max Walker)                              (Principal Executive Officer)


 /s/ Richard H. Blank, Jr.                     Treasurer and Secretary                  July 28, 2000
--------------------------                   (Principal Financial and
(Richard H. Blank, Jr.)                         Accounting Officer)


                *                                     Director                          July 28, 2000
----------------------------------
(Edmund L. Benson, III)

                *                                     Director                          July 28, 2000
----------------------------------
(James Ermer)

                *                                     Director                          July 28, 2000
----------------------------------
(William H. Grigg)

                *                                     Director                          July 28, 2000
----------------------------------
(Thomas F. Keller)

                *                                     Director                          July 28, 2000
----------------------------------
(Carl E. Mundy, Jr.)

                *                                     Director                          July 28, 2000
----------------------------------
(Charles B. Walker)

               *                                      Director                          July 28, 2000
----------------------------------
(Cornelius J. Pings)

                *                                     Director                          July 28, 2000
----------------------------------
(Thomas S. Word)

                *
----------------------------------
(James P. Sommers)                                    Director                          July 28, 2000

/s/ Richard H. Blank, Jr.
-------------------------
Richard H. Blank, Jr.
*Attorney-in-Fact

                               NATIONS FUND, INC.
                                  EXHIBIT INDEX

Exhibit
Number           Description
------           -----------

EX-99.23i        Opinion and Consent of Counsel - Morrison & Foerster LLP

EX-99.23j        Consent of Independent Accountants - PricewaterhouseCoopers LLP